UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


 Investment Company Act file number                  811-01944
                                                    --------------------------

                     Principal Variable Contracts Fund, Inc.
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(Exact name of registrant as specified in charter)

                   711 High Street, Des Moines, IA 50392-2080
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(Address of principal executive offices)                          (Zip code)

        Princor Financial Services Corporation, Des Moines, IA 50392-2080
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(Name and address of agent for service)

Registrant's telephone number, including area code: 515-247-6783
                                                   -------------------

Date of fiscal year end:           December 31, 2005
                                   ---------------------------

Date of reporting period:          December 31, 2005
                                   ---------------------------

ITEM 1 - REPORT TO STOCKHOLDERS

                               TABLE OF CONTENTS
                                                                     PAGE
Portfolio Manager Comments..............................................2
Shareholder Expense Example.............................................38
Financial Statements and Highlights
 Statements of Assets and Liabilities................................... 41
 Statements of Operations ............................................... 57
 Statements of Changes in Net Assets.................................... 73
 Notes to Financial Statements.......................................... 89
 Schedules of Investments
  Asset Allocation Account..............................................104
  Balanced Account......................................................118
  Bond Account..........................................................138
  Capital Value Account.................................................152
  Diversified International Account.....................................156
  Equity Growth Account.................................................168
  Equity Income Account .................................................170
  Equity Value..........................................................176
  Government & High Quality Bond Account................................179
  Growth Account........................................................183
  International Emerging Markets Account................................185
  International SmallCap Account........................................189
  LargeCap Blend Account................................................197
  LargeCap Growth Equity Account........................................204
  LargeCap Stock Index Account..........................................209
  LargeCap Value Account................................................219
  MidCap Account........................................................223
  MidCap Growth Account.................................................226
  MidCap Value Account..................................................230
  Money Market Account..................................................232
  Principal LifeTime 2010...............................................235
  Principal LifeTime 2020...............................................236
  Principal LifeTime 2030...............................................237
  Principal LifeTime 2040...............................................238
  Principal LifeTime 2050...............................................239
  Principal LifeTime Strategic Income...................................240
  Real Estate Securities Account........................................241
  Short-Term Bond Account...............................................242
  SmallCap Account......................................................252
  SmallCap Growth Account...............................................256
  SmallCap Value Account................................................261
 Financial Highlights................................................... 273
Report of Independent Auditors..........................................289
Fund Directors..........................................................290
Proxy Voting Policies...................................................291
Schedules of Investments................................................291

PORTFOLIO MANAGERS' COMMENTS


IMPORTANT INFORMATION

The following disclosure applies to Principal Variable Contracts Fund, Inc.:


Performance information may reflect historical or current expense waivers/reimbursements, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus or the financial highlights included later in this report.


For comparison to the Account, each line graph illustrates the growth of a hypothetical $10,000 that earns the average return of the Account's Morningstar category, as determined by Morningstar, Inc. The average return of the Morningstar category does not reflect sales charges but does reflect transaction costs and operating expenses of all mutual funds included in the category. Each line graph also illustrates performance of the Fund's benchmark or index. Each index is unmanaged and theoretical, and therefore the performance illustrated does not reflect sales charges, transaction costs or operating expenses.


The inception dates given in the tables for each Account are the dates on which shares were initially offered for sale.


Account shares are neither deposits nor obligations of any bank or other insured depository institution, nor are they endorsed or guaranteed by any bank or other insured depository institution, nor are they insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. Investment in the Accounts involves risks, including possible loss of the principal amount invested. The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost.


The commentaries on the following pages were supplied by the Accounts' Portfolio Managers, except where noted, and cover the Principal Variable Contracts Fund, Inc. fiscal year, which runs from January 1, 2005 through December 31, 2005.
 Because there is no standardized system for classifying securities, sector names may vary from one commentary to another. Furthermore, sector names and percentage allocations referenced in the commentaries may differ from those in the schedule of investments we have prepared for this report. In some cases, specific security holdings mentioned in the commentaries were liquidated during the reporting period and therefore do not appear in the schedule of investments which is prepared as of the end of the reporting period. For a listing of securities held at the end of the reporting period, please refer to the schedules of investments.

ASSET ALLOCATION ACCOUNT
GROWTH OF $10,000


        Average Annual Total Returns
        as of December 31, 2005

        Inception                               Life of
        Date            1 Year  5 Year  10 Year Account
        6/1/1994         5.79%   3.14%   7.52%   8.25%


                                                   Morgan Stanley
                                                Capital International
                          Lehman Brothers         EAFE (Europe, Australia      Morningstar Moderate                  Asset
        S&P 500 Index    Aggregate Bond Index     and Far East) Index        Allocation Category Average       Allocation Account
12/95       10                  10                         10                            10                             10
12/96       12.296              10.363                     10.605                        11.409                         11.292
12/97       16.398              11.363                     10.794                        13.617                         13.346
12/98       21.084              12.35                      12.953                        15.413                         14.571
12/99       25.52               12.249                     16.445                        17.027                         17.411
12/00       23.195              13.674                     14.115                        17.32                          17.691
12/01       20.439              14.828                     11.065                        16.49                          16.998
12/02       15.92               16.349                     9.301                         14.6                           14.798
12/03       20.487              17.019                     12.89                         17.529                         17.996
12/04       22.714              17.758                     15.5                          19.04                          19.524
12/05       23.829              18.19                      17.599                        20.047                         20.654


LOGO
LOGO
PORTFOLIO MANAGER
Francine Bovich ( Morgan Stanley Investment Management)


HOW DID THE ACCOUNT PERFORM?
In 2005, the Account returned 5.79%, outperforming the blended benchmark return of 5.28% . The Account's blended benchmark is composed of 45% S&P 500(R) Index, 15% MSCI EAFE Index (net dividends), and 40% Lehman Brothers Aggregate US Bond Index.


WHY DID THE ACCOUNT PERFORM THIS WAY?
Our asset allocation decision to overweight stocks and underweight bonds benefited the Account. A string of positive global economic data supported stock prices and helped stocks outperform bonds.


Within equities, the Account's exposure to the non-U.S. regions, particularly Japan and Emerging Markets, enhanced relative returns. These regions gained on the back of stronger local economic data and attractive valuations relative to the U.S.


Our sector allocation within the U.S. equity market also added to the Account's relative results, due to our decision to underweight laggards including Autos, Retailing, Financials and Telecommunication Services. Partially offsetting these positive results were our European equity sector decisions, specifically an underweight in Energy and over-weights in Telecommunications and Technology.


The Account's opportunistic allocation to gold also contributed to returns. Gold regained its luster as concerns about inflation and the burgeoning U.S. "twin deficits" (that is, a growing current account deficit and a growing budget deficit) prompted investors to purchase precious metals.


The Account's core fixed income strategy achieved positive results. Our below-benchmark interest-rate sensitivity strategy proved advantageous to relative performance as Treasury yields rose during the year. An emphasis on higher-coupon mortgage securities-and underweight to other mortgage securities-added to relative performance.


In the second half of the year, the Account's active currency selection, particularly under-weights to the yen and euro were favorable. The widening gap in interest rates between the U.S. and non-U.S. regions and increased political uncertainty amid major elections in both Japan and Germany drove investors from the yen and euro and into the U.S. dollar. However, partially offsetting these positive currency decisions was an over-weight to the Swiss franc during the first half of the year, which traded lower despite attractive valuations and improved fundamentals.

BALANCED ACCOUNT
GROWTH OF $10,000


        Average Annual Total Returns
        as of December 31, 2005

        Inception                                Life of
        Date            1 Year  5 Year  10 Year  Account
        12/18/1987      6.79%   2.44%   5.61%     8.43%



       60% S&P 500 Index/        Morningstar Moderate
      40% Lehman Aggregate            Allocation
         Bond Index                Category Average        Balanced Account
12/95        10                            10                     10
12/96        11.497                        11.409                 11.313
12/97        14.211                        13.617                 13.341
12/98        17.192                        15.413                 14.93
12/99        19.252                        17.027                 15.288
12/00        19.09                         17.32                  15.308
12/01        18.372                        16.49                  14.243
12/02        16.544                        14.6                   12.366
12/03        19.6                          17.529                 14.693
12/04        21.231                        19.04                  16.17
12/05        22.082                        20.047                 17.268

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PORTFOLIO MANAGERS
Dirk Laschanzky (Principal Global Investors, LLC)


HOW DID THE ACCOUNT PERFORM?
During 2005, the Account returned 6.79%, outperforming the Account's benchmark, the 60% S&P 500 / 40% Lehman Aggregate Bond Index, which gained 4.01%.


WHY DID THE ACCOUNT PERFORM THIS WAY?
The Account's out-performance was attributable to a combination of security selection and asset allocation. The Account had an over-weighted position in equities during the year, which positively contributed to performance as equities outperformed fixed income. Within equities, the Account was also biased toward the outperforming small-cap and international markets. Positive security selection across the asset classes was an additional contributor to the Account's positive performance.


The Account maintains diversified investments in domestic equities, foreign equities and domestic fixed income securities.

BOND ACCOUNT
GROWTH OF $10,000


        Average Annual Total Returns
        as of December 31, 2005

        Inception                               Life of
        Date            1 Year  5 Year  10 Year Account
        12/18/1987      2.50%   5.86%   5.50%   7.69%


                                        Morningstar
           Lehman Brothers         Intermediate-Term Bond
         Aggregate Bond Index          Category Average         Bond Account
12/95           10                              10                   10
12/96           10.363                          10.33                10.236
12/97           11.363                          11.235               11.321
12/98           12.35                           12.069               12.191
12/99           12.249                          11.922               11.87
12/00           13.674                          13.049               12.845
12/01           14.828                          14.009               13.888
12/02           16.349                          15.113               15.174
12/03           17.019                          15.857               15.87
12/04           17.758                          16.461               16.66
12/05           18.19                           16.755               17.077





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PORTFOLIO MANAGERS
William Armstrong and Timothy Warrick (Principal Global Investors, LLC)


HOW DID THE ACCOUNT PERFORM?
During 2005, the Account returned 2.50%, outperforming the Account's benchmark, the Lehman Aggregate Bond Index, which gained 2.43%.


WHY DID THE ACCOUNT PERFORM THIS WAY?
During the year, U.S. economic growth remained reasonable and inflation concerns were modest. These factors contributed to increasing interest rates during the period. Rates were somewhat volatile, reflecting the market's changing expectations about economic growth, inflation and the Federal Reserve's (Fed's) monetary policy. In addition, the devastation in the Gulf Coast region from Hurricanes Katrina and Rita drove energy prices sharply higher and brought expectations for slowing growth. Once it became clear the economy would remain healthy, focus shifted to inflation and continued Fed intervention.


Despite market volatility, the Fed steadily withdrew its accommodative monetary policy by raising the fed funds target rate eight times, from 2.25% to 4.25%. Along with continued economic growth, this intervention contributed to a greater increase in short-term rates compared to long-term rates. Two-year U.S. Treasury rates rose from 3.07% to 4.40%, while 10-year U.S. Treasury rates increased from 4.22% to 4.39%.


The Account's performance was primarily attributable to its shorter duration in comparison to the index and its allocation to below-investment grade corporate bonds. Duration is a measure of bond price sensitivity to changes in interest rates. The Account's duration positively impacted its relative performance as rates rose during the period. Below-investment grade corporate bonds were the top-performing sector. In addition, the Account benefited from the rise in short-term rates by being underweighted shorter-maturity U.S. Treasury bonds that underperformed longer-maturity U.S. Treasuries.


The Account benefited from an over-weighted position to commercial mortgage-backed securities (CMBS) and asset backed securities (ABS), two of the top performing sectors in the index during the year. The Account's underweighted position to mortgage-backed securities (MBS) and investment grade corporate bonds was also beneficial to performance as these sectors underperformed all others in the index. Investment grade corporate bonds underperformed as the credit quality of certain companies deteriorated. The Account benefited from being underweighted in many of the worst performing companies, including GM and Ford.

CAPITAL VALUE ACCOUNT
GROWTH OF $10,000


        Average Annual Total Returns
        as of December 31, 2005

        Inception                                Life of
        Date            1 Year  5 Year  10 Year  Account
        5/13/1970       6.80%   3.64%   7.74%    11.92%


                           Morningstar
       Russell 1000        Large Value
        Value Index       Category Average        Capital Value Account
12/95        10                  10                         10
12/96        12.164              12.079                     12.35
12/97        16.443              15.342                     15.874
12/98        19.013              17.352                     18.03
12/99        20.41               18.502                     17.257
12/00        21.843              19.514                     17.63
12/01        20.622              18.466                     16.211
12/02        17.421              14.972                     13.997
12/03        22.653              19.224                     17.565
12/04        26.388              21.706                     19.736
12/05        28.254              22.982                     21.078



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PORTFOLIO MANAGER
John Pihlblad (Principal Global Investors, LLC)


HOW DID THE ACCOUNT PERFORM?
During 2005, the Account returned 6.80%, underperforming the Account's benchmark, the Russell 1000 Value Index, which gained 7.07%.


WHY DID THE ACCOUNT PERFORM THIS WAY?
The Account had strong stock selection in the Consumer Discretionary, Utilities, Energy, and Telecommunication Services sectors. Stocks that positively contributed to strong stock selection included Devon Energy, TXU, Lehman Brothers, ConocoPhillips, Apache, and Qwest Communications. Additionally, the Account benefited from an underweighted exposure to Ford Motor Company as investors recognized deteriorating business fundamentals.


The Account had poor stock selection in the Information Technology, Health Care, and Materials sectors. Stocks negatively impacting relative returns included Dow Chemical, Pfizer, Brocade Communications, Biogen Idec, and Valero Energy.


The Account's investment strategy performed well until the fourth quarter when investors took profits in fear of a slowing U.S. economy and rising inflation. Historically, the Account has performed best when investors focus on stocks with rising investor expectations, improving and sustainable business fundamentals and attractive relative valuations.


The Account's management team strives to maximize return while controlling risk. A disciplined investment process is combined with portfolio construction rules to achieve desired results.

DIVERSIFIED INTERNATIONAL ACCOUNT

        Average Annual Total Returns
        as of December 31, 2005

        Inception                                        Life of
        Date                    1 Year  5 Year  10 Year  Account
        5/2/1994                23.79%  4.73%   8.43%    8.09%


           Morgan Stanley
       Capital International     Morningstar Foreign
      EAFE(Europe, Australia       Large Blend             Diversified
        and Far East) Index     Category Average        International Account
12/95            10                     10                      10
12/96            10.605                 11.238                  12.509
12/97            10.794                 11.892                  14.04
12/98            12.953                 13.491                  15.441
12/99            16.445                 18.721                  19.445
12/00            14.115                 15.733                  17.823
12/01            11.065                 12.314                  13.497
12/02            9.301                  10.239                  11.328
12/03            12.89                  13.651                  14.99
12/04            15.5                   16.052                  18.142
12/05            17.599                 18.387                  22.458





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LOGO

PORTFOLIO MANAGERS
Paul Blankenhagen, Juliet Cohn and Chris Ibach (Principal Global Investors, LLC)


HOW DID THE ACCOUNT PERFORM?
During 2005, the Account returned 23.79%, outperforming the MSCI EAFE Index (Europe Australasia Far East), which gained 13.54%.


WHY DID THE ACCOUNT PERFORM THIS WAY?
International equity markets were strong due to good economic growth and low interest rates globally. The Japanese economy performed ahead of expectations and led to a surge in the equity market in Japan. Continued strong economic growth in China, India and other developing economies contributed to the outperformance of the more cyclical segments of the market in 2005: Energy, Industrials and Materials.


The Account outperformed the Index over the past year due to good stock selection decisions. Stock picking in each of the 10 sectors of the market contributed positively to Account returns.


Energy, Information Technology and Telecommunications services showed the most positive stock selection in 2005. EnCana, a Canadian oil and natural gas producer, benefited from strong production growth and rising commodity prices. Ibiden, a Japanese manufacturer of auto components and ceramic technology products, has benefited from strong demand for its diesel particulate filters that reduce exhaust emissions from diesel engines. Starhub, a Singapore based provider of cable, mobile telephony and fixed line services, experienced a significant improvement in its profitability in 2005.


From a country perspective, stock picking was strong in Japan, Europe and Canada. Australian stock selection decisions slightly detracted from performance.

EQUITY GROWTH ACCOUNT
GROWTH OF $10,000

        Average Annual Total Returns
        as of December 31, 2005

        Inception                                       Life of
        Date                   1 Year  5 Year  10 Year  Account
        6/1/1994                7.55%   -1.84%  8.39%   10.89%


        Russell 1000            Morningstar Large
        Growth Index        Growth Category Average       Equity Growth Account
12/95   10                              10                      10
12/96   12.312                          11.895                  12.805
12/97   16.066                          14.869                  16.755
12/98   22.285                          19.859                  19.93
12/99   29.675                          27.747                  27.802
12/00   23.022                          23.837                  24.546
12/01   18.321                          18.204                  20.898
12/02   13.213                          13.156                  15.105
12/03   17.144                          16.912                  19.025
12/04   18.224                          18.204                  20.8
12/05   19.183                          19.379                  22.37


LOGO


PORTFOLIO MANAGER
Robert Sharps (T. Rowe Price Associates, Inc.)

HOW DID THE ACCOUNT PERFORM?

The Account advanced 7.55% for the year-ended December 31, 2005, significantly outpacing the 5.26% gain for the Russell 1000 Growth Index.


WHY DID THE ACCOUNT PERFORM THIS WAY?

The Account posted a solid advance in a challenging year for the stock market and significantly outpaced its benchmark. Good stock selection in the Telecommunications, Financials, and Health Care sectors was the main driver of this positive relative performance. Positions in wireless companies Rogers Communications, Nextel Partners, and American Tower added substantial value, benefiting from a combination of good subscriber growth and industry consolidation. Solid gains for Healthcare Service and Biotechnology stocks also made Healthcare one of the Account's top contributors.


In the Financial sector, we focused on capital markets companies because we believed they had strong growth prospects and would not be unduly harmed by rising interest rates. This decision proved valuable, as stocks such as Ameritrade and State Street were strong throughout the year. We added a new position in asset manager Legg Mason during the second half. In our view, the market was underestimating the company's earnings power, given the significantly increased sales infrastructure the company obtained in its deal with Citigroup.


Good results were offset to a modest degree by a handful of unsuccessful positions in the Industrials and Business Services sector. Conglomerate Tyco and machinery company Danaher were significant detractors. We sold Tyco out of the Account, but we added Danaher on price drops because the company has a well-diversified business with good earnings and cash-flow growth. On a relative basis, the Account's Consumer holdings were also weak, particularly positions in Sysco and Wal-Mart.

EQUITY INCOME ACCOUNT
GROWTH OF $10,000


        Average Annual Total Returns
        as of December 31, 2005

        Inception                               Life of
        Date                    1 Year  5 Year  Account
        5/1/1998                8.67%   -1.67%  3.40%


        Russell 1000             Morningstar Moderate              Equity
         Value Index         Allocation Category Average       Income Account
5/1/98          10                      10                       10

12/98           10.287                  10.832                   11.536


12/99           11.043                  12.007                   11.8

12/00           11.818                  12.245                   14.063

12/01           11.157                  11.701                   10.168

12/02           9.425                   10.341                   8.886

12/03           12.255                  12.419                   10.115

12/04           14.276                  13.49                    11.895

12/05           15.285                  14.204                   12.926


LOGO

PORTFOLIO MANAGERS
Dirk Laschanzky (Principal Global Investors, LLC)


HOW DID THE ACCOUNT PERFORM?
During 2005, the Account returned 8.67%, outperforming the Account's benchmark, the Russell 1000 Value Index, which gained 7.07%.


WHY DID THE ACCOUNT PERFORM THIS WAY?
The Account's outperformance was attributable to a combination of security selection and asset allocation. The focus on yield through investments in real estate investment trust securities (REITs) and preferred securities, along with positive security selection from the domestic value equity exposure, contributed positively to the Account's outperformance for the year. Exposure to high yielding international equity investments also helped enhance returns during the year.


The Account was positioned to provide a high total return focused on current income from stock dividend yield and bond interest payments. The diversified investments in the Account reduced overall volatility during the year. Positive security selection across asset classes helped the Account outperform the benchmark.


The Account maintains diversified investments in domestic equities, foreign equities, REITs and preferred securities.

EQUITY VALUE ACCOUNT
GROWTH OF $10,000

        Average Annual Total Returns
        as of December 31, 2005

        Inception                       Life of
        Date            1 Year          Account
        8/30/04         3.78%           11.46%


        Russell 1000           Morningstar Large         Equity Value
         Value Index         Value Category Average         Account
8/30/04      10                         10                      10

12/04        11.209                     10.615                  11.14

12/05        12.001                     11.239                  11.561



LOGO
LOGO

PORTFOLIO MANAGER
Chuck Ritter, Brendan Healy and Mark Mallon (American Century Investment Management, Inc.)


HOW DID THE ACCOUNT PERFORM?
The Account gained 3.78% in 2005, underperforming the 7.07% return of its benchmark, the Russell 1000 Value Index.


WHY DID THE ACCOUNT PERFORM THIS WAY?
Our interest in the energy sector contributed the most to performance during the fiscal year. Soaring oil prices, which reached new record highs, underpinned gains for companies across the industry, and each of our holdings advanced. Major, integrated energy holdings ConocoPhillips, Exxon Mobil Corp., Chevron Corp., and Royal Dutch Shell plc all ranked high among the contributors.


Still, many of the strongest performers in the sector did not meet our value criteria. For example, energy equipment and services companies recorded powerful gains, but were too richly valued by our standards to merit inclusion in the portfolio, contributing to our relative underperformance.


The financials sector, on average our largest single stake, also contributed significantly to the Account's return. Insurance companies paced gains, producing two top contributors in Loew's Corp. and Hartford Financial Services.


Elsewhere, investments in the information technology sector produced the
 Account's top stock. During the period, Hewlett-Packard announced four consecutive quarters of increased revenues, and reports that the company had emerged as the global leader in the server business further supported the stock's climb.


Despite those successes, we encountered difficulty in the consumer discretionary sector, the main area of underperformance. A relatively small position in General Motors was a disappointment. As GM's structural challenges intensified, this once-compelling opportunity became a detractor as negative sentiment hurt the stock price. We eliminated the position and avoided further losses.


Another holding that disappointed was mortgage- lender Freddie Mac. For much of the period, the stock struggled amid proposed legislation for increased regulation of government-sponsored enterprises, or GSEs. We have maintained our position.

GOVERNMENT & HIGH QUALITY BOND ACCOUNT (F/K/A GOVERNMENT SECURITIES ACCOUNT GROWTH OF $10,000

        Average Annual Total Returns
        as of December 31, 2005

        Inception                                       Life of
        Date                    1 Year  5 Year  10 Year Account
        4/9/1987                2.01%   4.72%   5.62%   7.30%


     Lehman Brothers      Morningstar Intermediate
    Government/Mortgage     Government Category     Government & High Quality
         Index                  Average                   Bond Account
12/95       10                      10                           10
12/96       10.368                  10.28                        10.335
12/97       11.357                  11.149                       11.408
12/98       12.347                  11.98                        12.352
12/99       12.28                   11.807                       12.316
12/00       13.789                  13.077                       13.72
12/01       14.852                  13.971                       14.764
12/02       16.346                  15.238                       16.063
12/03       16.792                  15.566                       16.359
12/04       17.477                  16.094                       16.941
12/05       17.937                  16.399                       17.282



LOGO
LOGO

PORTFOLIO MANAGERS
Lisa Stange and Brad Fredericks (Principal Global Investors, LLC)


HOW DID THE ACCOUNT PERFORM?
During 2005, the Account returned 2.01%, underperforming the Lehman Government/Mortgage Index, which gained 2.63%.

WHY DID THE ACCOUNT PERFORM THIS WAY?
2005 was a transition year, with a new management team taking over in late
April.   Early in the year, the Account was positioned for a steeper Treasury curve, in which the difference between long- and short-term interest rates increases. However, the Treasury curve flattened, hurting returns versus the index. Mid-year portfolio repositioning increased trading costs.


Asset-backed securities (ABS), which are part of the Account but not part of the index, were a positive contributor to performance. ABS had an annualized excess return of 0.32% versus Treasuries, and were added in the second half of the year. Agencies also had positive excess return of 0.13% versus comparable Treasuries and comprised a greater percentage of the Account than the index. An above-index weighting to mortgage-backed securities (MBS) had a negative impact on performance early in the year.


Later in the year, duration was shorter than the index, which negatively impacted returns as interest rates fell. Duration is a measure of bond price sensitivity to changes in interest rates.


The Account was repositioned to have a higher yield than its index. This was done with the inclusion of new types of securities (i.e., commercial mortgage-backed securities (CMBS), agency subordinated notes and ABS). The Account also owned derivative securities, such as MBS and CMBS total return swaps and Treasury futures.

GROWTH ACCOUNT
GROWTH OF $10,000


        Average Annual Total Returns
        as of December 31, 2005

        Inception                                       Life of
        Date                    1 Year  5 Year  10 Year Account
        5/2/1994                12.09%  -3.91%  4.04%   5.97%



        Russell 1000          Morningstar Large
        Growth Index        Growth Category Average       Growth Account
12/95          10                     10                         10
12/96          12.312                 11.895                     11.251
12/97          16.066                 14.869                     14.284
12/98          22.285                 19.859                     17.335
12/99          29.675                 27.747                     20.183
12/00          23.022                 23.837                     18.134
12/01          18.321                 18.204                     13.51
12/02          13.213                 13.156                     9.583
12/03          17.144                 16.912                     12.119
12/04          18.224                 18.204                     13.256
12/05          19.183                 19.379                     14.859


LOGO

PORTFOLIO MANAGERS
Anthony Rizza (Columbus Circle Investors)


HOW DID THE ACCOUNT PERFORM?
During 2005, the Account returned 12.09%, outperforming the Russell 1000 Growth Index, which gained 5.26%.


WHY DID THE ACCOUNT PERFORM THIS WAY?
The year played out much as expected: that high energy prices and rising short-term interest rates would moderate overall stock price movement. The stable economic environment and low variability in S&P 500 earnings were well-suited to the Account's discipline, which focuses on strong companies whose results exceed expectations.


Google and Apple Computer were the stories of the year for the Account. Google, a global leader in Internet search, saw its share price rise 115% for the year. More and more people have been using the Internet as a source of information gathering, which has caused a massive structural change in the advertising market away from traditional forms of delivery to the Internet, as evidence by radio and newspaper company stock prices making new price lows as Google makes new highs.


Apple Computer saw its share price increase 123% for the year. Demand for its iPod music players continued to exceed expectations and the newly released Nano continued to fuel growth. More recently, Apple introduced a video ipod, which investors viewed as a new growth opportunity for the company.


Nordstrom, one of the nation's leading retailers, was also a strong contributor, rising 62% for the year.


XM Satellite Radio, a leading pioneer of the satellite radio industry, declined 27% during the year. The company generated robust subscriber growth and positive fundamental surprises for much of the year, but encountered difficulties in the fourth quarter.


Biogen, a biotech drug manufacturer, declined 42% during 2005. The Account owned Biogen based on the strong positive surprises generated by Tysabri, the best-in-class drug for treating multiple sclerosis. However, in February 2005 Biogen suspended sales of Tysabri due to serious adverse health effects.

INTERNATIONAL EMERGING MARKETS ACCOUNT



        Average Annual Total Returns
        as of December 31, 2005

        Inception                       Life of
        Date            1 Year  5 Year  Account
        10/24/2000      34.29%  18.45%  16.31%


        Morgan Stanley
     Capital International EMF     Morningstar Diversified       International
      (Emerging Markets Free)         Emerging Markets         Emerging Markets
          Index                      Category Average               Account
10/24/00     10.00                          10.00                      10.00
12/00        8.668                           9.33                       9.386

12/01        8.452                           8.982                      8.988

12/02        7.945                           8.452                      8.302

12/03        12.416                          13.126                     13.051

12/04        15.588                          16.243                     16.299

12/05        20.972                          21.382                     21.888







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PORTFOLIO MANAGERS
Michael Marusiak and Michael Reynal (Principal Global Investors, LLC)


HOW DID THE ACCOUNT PERFORM?
During 2005, the Account returned 34.29%, performing nearly in line with the Account's benchmark, the MSCI Emerging Markets Free Index, which gained 34.54%.


WHY DID THE ACCOUNT PERFORM THIS WAY?
Stock selection provided positive performance on both a sector and country basis, while asset allocation was negative on a sector basis. The Account outperformed in the Financials and Information Technology sectors. The laggard performers were Consumer Staples and Energy. The Account benefited during the year from good stock selection, especially in Hong Kong and Taiwan. The worst performing countries were Mexico and South Korea.


During the year, Latin America was the best-performing region, rising nearly 50%. Very strong commodity and energy prices drove the rally in the Latin markets. The Account benefited from stock selection in Brazil and Mexico. Colombia rose over 110% in 2005.


The Eastern Europe, Middle East and Africa (EEMEA) region was the second best-performing region in 2005. There, Egypt, Russia and Turkey were the best performing markets, gaining 162%, 73% and 57%, respectively. Egypt was driven by political stabilization and fund flows from the Middle East, while Russia benefited from high oil prices and the ensuing high liquidity. Turkey continued to gain on convergence with Europe.


In Asia, the South Korean market rallied 55% during the year, its largest gain since the technology bubble in 1999. The weakest market in the region was Taiwan, rising 7%. In China, markets rose 20% driven by ongoing capital market reforms that were accompanied by record high issuances. South Asia's performance was led by Pakistan and India, which rose 65% and 38%, respectively.


The Account strives for superior stock selection by concentrating on companies with the following attributes: 1) improving business fundamentals such as revenue growth, increasing profit margins or earnings growth, 2) rising investor expectations regarding future earnings, and 3) attractive valuations. We do not significantly overweight or underweight particular countries or economic sectors relative to the index, and we generally do not hedge currency risk.

INTERNATIONAL SMALLCAP ACCOUNT
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GROWT H OF $10,000


        Average Annual Total Returns
        as of December 31, 2005

        Inception                               Life of
        Date                    1 Year  5 Year  Account
        5/1/1998                29.12%  11.16%  13.32%




      Citigroup Extended      Morningstar Foreign
      Market Index (EMI)      Small/Mid Growth          International
          World ex-US         Category Average        SmallCap Account
5/1/98        10                      10                        10

12/98         9.496                   9.542                     8.963

12/99         11.729                  17.6                      17.371

12/00         10.517                  14.884                    15.373

12/01         8.867                   11.226                    12.014

12/02         8.221                   9.452                     10.068

12/03         12.638                  14.563                    15.52

12/04         16.273                  18.054                    20.207

12/05         19.869                  22.53                     26.091


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PORTFOLIO MANAGER
Brian Pattinson (Principal Global Investors, LLC)


HOW DID THE ACCOUNT PERFORM?
During 2005, the Account returned 29.12%, outperforming the Account's benchmark, the Citigroup Extended Market Index (EMI) World ex-U.S. Index, which gained 22.10%.


WHY DID THE ACCOUNT PERFORM THIS WAY?
The Account experienced positive stock selection in nearly every sector over the past year. Industrials, Information Technology, Financials and Consumer Discretionary were the highest contributing sectors. Consumer Staples was the only sector with negative stock selection. Regionally, Europe and Japan were the biggest contributors to performance for the year due to stock selection. Asia was the sole detractor from performance.


Ibiden, a Japanese technology company, was the biggest contributor to performance for the 12-month period. The company benefited from strong growth across several of its product lines. Corus Group, a British steel producer, was the biggest detractor from performance as the company suffered from higher costs combined with lower steel prices.

LARGECAP BLEND ACCOUNT
GROWTH OF $10,000


        Average Annual Total Returns
        as of December 31, 2005

        Inception                               Life of
        Date                    1 Year          Account
        5/1/2002                4.74%           5.31%



       S&P 500      Morningstar Large
        Index    Blend Category Average        LargeCap Blend Account
5/1/02    10               10                           10
          9.423            9.405                        9.484
          8.846            8.81                         8.969
12/02     8.269            8.215                        8.453
          8.862            8.764                        8.955
          9.455            9.313                        9.457
          10.048           9.861                        9.959
12/03     10.641           10.41                        10.461
          10.93            10.669                       10.732
          11.22            10.929                       11.003
          11.509           11.188                       11.274
12/04     11.798           11.447                       11.545
          11.943           11.612                       11.682
          12.088           11.778                       11.819
          12.232           11.943                       11.955
12/05     12.377           12.108                       12.092



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PORTFOLIO MANAGERS
William Stromberg (T. Rowe Price Associates, Inc.)


HOW DID THE ACCOUNT PERFORM?
For the 12-months ended December 31, 2005, the Account notched a 4.74% gain, modestly underperforming the 4.91% advance of the benchmark S&P 500 Index. As the Account's strategy seeks to eliminate the impact of sector weightings on returns, our relative performance is ordinarily an indication of our stock selection. Our relative weakness owed largely to our positioning in the Information Technology sector, which was enough to overcome some very strong results in other areas.


WHY DID THE ACCOUNT PERFORM THIS WAY?
The most significant negative impacts on the Account's relative returns came from two stocks in the Information Technology sector: Dell and Apple Computer. We had a significant overweight in Dell because of our confidence in the company's long-term growth potential. However, Dell struggled from the time it reported disappointing results in August, and our stake in Dell was a major detractor. While Apple posted exceptional gains throughout 2005, we missed this opportunity as we did not have a position in the stock.


The ground we lost on these two stocks was enough to negate good stock positioning in several other areas. Our holdings in the Telecommunications sector fared especially well, posting a solid gain even as the sector had a negative return in the benchmark. The portfolio held several winning telecom stocks that are not included in the benchmark, such as Canadian wireless firms Telus and Rogers Communications. Indeed, the Account was quite successful in identifying well-performing non-benchmark stocks in many areas. These included retailer Panera Bread, energy firm Grant Prideco, and broker Ameritrade. Grant Prideco, Telus, and Ameritrade were the three top contributors to relative performance.

LARGECAP GROWTH EQUITY ACCOUNT
GROWTH OF $10,000


        Average Annual Total Returns
        as of December 31, 2005

        Inception                       Life of
        Date            1 Year  5 Year  Account
        10/24/2000      3.63%   -9.29%  -13.27%


        Russell 1000            Morningstar Large        LargeCap Growth
        Growth Index         Growth Category Average     Equity Account
10/24/00      10                        10                      10
12/00         8.275                     8.789                   7.78

12/01         6.585                     6.712                   5.44

12/02         4.749                     4.851                   3.63

12/03         6.162                     6.236                   4.47

12/04         6.55                      6.712                   4.611

12/05         6.895                     7.145                   4.778




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PORTFOLIO MANAGERS
Chuck Joyce, Donna Murphy and Sam Wilderman (GMO, LLC)


HOW DID THE ACCOUNT PERFORM?
During 2005, the Account returned 3.63%, underperforming the benchmark Russell 1000 Growth Index, which gained 5.26%.


WHY DID THE ACCOUNT PERFORM THIS WAY?
For the year, performance differences between sectors were quite wide, with energy stocks advancing more than 28%, while automotive manufacturers and suppliers declined over 25%. Telecommunications companies consolidated, with SBC Communications acquiring AT&T, and Verizon acquiring MCI, but this did little to help returns for the sector, which finished the year in negative territory. Managed care providers posted strong returns for the year, capitalizing on increasing current profits as well as anticipated continued profitability with the January 1 adoption of the Plan B Medicare drug benefit. For the year, higher- quality stocks underperformed their lower- quality counterparts. Value stocks led growth stocks, albeit by a narrow margin.


The Account underperformed the Russell 1000 Growth Index primarily because of its stock selections among Oil & Gas and Technology issues. More specifically, stock names that detracted from performance include Dell, Pfizer, Fannie Mae, Intel, Qualcomm and Home Depot. In contrast, the Account's choice of stocks within the Consumer Goods and Health Care sectors contributed to relative performance.


The Account benefited from an overweight position in the Oil & Gas sector, and an underweight position in Manufacturing.


The Account uses fundamental investment principles and quantitative applications to provide broad exposure to the large- cap growth sector of the U.S. equity market. The Account seeks to outperform the Russell 1000 Growth Index by 2% per annum over a complete market cycle with low risk relative to the benchmark. The
 Account's investment process begins with a universe represented by the largest 1,000 stocks in the US market. Stocks are compared and evaluated on a monthly basis using three stock selection disciplines: (1) price to intrinsic valuation;
(2) price momentum; and (3) estimate revision momentum.

LARGECAP STOCK INDEX ACCOUNT
GROWTH OF $10,000


        Average Annual Total Returns
        as of December 31, 2005

        Inception                               Life of
        Date                    1 Year  5 Year  Account
        5/3/1999                4.47%   0.18%   -0.11%


        S&P 500    Morningstar Large Blend      LargeCap Stock
         Index        Category Average           Index Account
5/3/99     10                10                          10

12/99      10.94             11.153                      10.893

12/00      9.943             10.376                      9.84

12/01      8.762             8.957                       8.649

12/02      6.825             6.985                       6.708

12/03      8.783             8.851                       8.608

12/04      9.738             9.733                       9.502

12/05      10.216            10.295                      9.927




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PORTFOLIO MANAGERS
Dirk Laschanzky and Mariateresa Monaco (Principal Global Investors, LLC)


HOW DID THE ACCOUNT PERFORM?
During 2005, the Account returned 4.47%, underperforming the Account's benchmark, the S&P 500 Index, which gained 4.91%.


WHY DID THE ACCOUNT PERFORM THIS WAY?
The underperformance in the Account was primarily due to the Account's fees, which negatively impacted returns. The Account is continuously monitored to ensure that holdings are closely aligned with those in the underlying index. Cashflows and trading costs also contributed to the performance difference versus the index.


The Account's strategy is always to maintain exposures near the index with a goal of replicating index performance, less expenses. The Account maintains positions in the underlying securities and uses other replicating securities for short-term investments and liquidity.

LARGECAP VALUE ACCOUNT
GROWTH OF $10,000




        Average Annual Total Returns
        as of December 31, 2005

        Inception                               Life of
        Date                    1 Year          Account
        5/1/2002                5.44%           7.63%



        Russell 1000       Morningstar Large Value      LargeCap Value
        Value Index         Category Average                Account
5/1/02      10                       10                        10
            9.468                    9.407                     9.525
            8.936                    8.815                     9.051
12/02       8.404                    8.222                     8.576
            9.035                    8.806                     9.178
            9.666                    9.39                      9.779
            10.297                   9.973                     10.381
12/03       10.928                   10.557                    10.982
            11.379                   10.898                    11.342
            11.829                   11.239                    11.701
            12.28                    11.579                    12.061
12/04       12.73                    11.92                     12.42
            12.955                   12.095                    12.589
            13.18                    12.271                    12.758
            13.405                   12.446                    12.927
12/05       13.63                    12.621                    13.096


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PORTFOLIO MANAGERS
Marilyn Fedak and John Phillips (AllianceBernstein Investment Research and Management, a wholly-owned subsidiary of Alliance Capital Management, L.P.)


HOW DID THE ACCOUNT PERFORM?
Led by Energy stocks, the US stock market edged modestly higher in 2005, with the S&P 500 rising 4.91% and the Russell 1000 Value Index up 7.07%. Energy stocks rose amid a 40% rise in crude oil prices, record profits, and continued strong energy demand worldwide. With the exception of Consumer Cyclical and Consumer Growth stocks, all sectors advanced for the year. In 2005, the portfolio returned 5.44%.


WHY DID THE ACCOUNT PERFORM THIS WAY?
The Account underperformed the Russell 1000 Value benchmark in 2005, as declines in our paper and financial holdings mitigated gains achieved from owning outperforming retailers and avoiding lagging media and drug stocks. On the downside, our holdings in the Industrial Resources sector detracted from relative performance. In particular, results were hurt by our exposure to U.S. Steel and paper companies Smurfit-Stone Container, International Paper and Georgia-Pacific. In financials, both Freddie Mac and Fannie Mae fell on further concerns about accounting issues and political efforts to control the size of their mortgage portfolios. However, these stocks recovered somewhat in the fourth quarter after the House passed an oversight bill that was received favorably by the market.


Despite underperformance by the Consumer Cyclical sector in general, the
 Account's holdings in this sector performed well, including Office Depot, retailers Federated, Nordstrom and Target. Office Depot continued to rise in December on anticipated strong same- store sales. In the Services sector, our rail holdings again outperformed. These included Norfolk Southern and CSX, both rising on continued strength in shipments and higher prices for moving freight by rail. Also contributing was our underweight strategy in the Consumer Growth sector, which includes media and drug stocks.

MIDCAP ACCOUNT
GROWTH OF $10,000



        Average Annual Total Returns
        as of December 31, 2005

        Inception                               Life of
        Date            1 Year  5 Year  10 Year Account
        12/18/1987      9.21%   8.46%   11.60%  14.11%

    Russell Midcap   Morningstar Mid-Cap Blend
         Index          Category Average        MidCap Account
12/95      10                   10                    10
12/96      11.9                 12.044                12.111
12/97      15.352               15.23                 14.866
12/98      16.901               16.261                15.414
12/99      19.982               19.302                17.424
12/00      21.631               19.952                19.966
12/01      20.413               18.962                19.225
12/02      17.108               15.723                17.543
12/03      23.965               21.449                23.299
12/04      28.813               24.881                27.437
12/05      32.458               27.173                29.964



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PORTFOLIO MANAGER
K. William Nolin (Principal Global Investors, LLC)


HOW DID THE ACCOUNT PERFORM?
During 2005, the Account returned 9.21%, underperforming the Account's benchmark, the Russell Midcap Index, which gained 12.65%.


WHY DID THE ACCOUNT PERFORM THIS WAY?
The mid-cap equity market was led by the Energy sector, which gained almost 65% in value over the past year. The Utility sector was also strong, rising over 15% as investors continued to search for investments with yield. No sector declined over the past 12 months.


The Account lagged the Russell Mid-Cap Index primarily in the Health Care sector, where the Account lost 1.26% relative to the index. The largest individual negative stock in this sector was Valeant Pharmaceuticals, which was down just over 30%. Valeant is a specialty pharmaceutical company with a portfolio of over 500 branded products serving several niche markets. During the past year, the company released data for one of the drugs in its pipeline. While the data showed the overall effectiveness of the drug, the stock sold off due to concern about whether the drug would be able to replace the current drug on the market. We believed the prospects for Valeant were bright, and we took advantage of the decrease in the price of Valeant's stock to add to the Account's position.


Questar Corporation was one of the largest contributors to performance, rising over 50% in the past year. Questar is a North American utility/ energy company with a focus on natural gas. The company efficiently operated its gas utility business and extracted natural gas from low-risk properties in the Rocky Mountain region. Questar also benefited from the increased price of natural gas.


The Account's strategy is to focus on companies we consider to be high in quality with sustainable competitive advantages that can be purchased at reasonable prices. Companies held typically have higher return on equity (ROE), return on assets (ROA) and profit margins than the index. At the same time, the average price/earnings (P/E) multiple of the Account is typically similar to that of the index.

MIDCAP GROWTH ACCOUNT
GROWTH OF $10,000


        Average Annual Total Returns
        as of December 31, 2005

        Inception                               Life of
        Date                    1 Year  5 Year  Account
        5/1/1998                13.72%  1.83%   3.12%



        Russell Midcap     Morningstar MidCap Growth
         Growth Index           Category Average          MidCap Growth Account
5/1/98        10                       10                           10

12/98         10.328                   10.258                       9.66

12/99         15.625                   16.813                       10.691

12/00         13.791                   15.653                       11.557

12/01         11.011                   12.322                       9.602

12/02         7.994                    8.93                         7.08

12/03         11.409                   12.153                       9.953

12/04         13.175                   13.724                       11.129

12/05         14.769                   15.056                       12.656


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PORTFOLIO MANAGERS
John R. O'Toole, CFA and Adam T. Logan, CFA (Mellon Equity Associates)


HOW DID THE ACCOUNT PERFORM?
During 2005, the Account returned 13.72%, outperforming its benchmark, the Russell Midcap Growth Index, which gained 12.10%. Even though it was a year during which investors had to deal with rising energy prices, rising short-term interest rates, and weather-related disasters, the midcap growth sector of the equity market delivered double-digit positive returns. In fact, midcap stocks in general provided very strong results, outperforming both larger and smaller capitalization issues.


WHY DID THE ACCOUNT PERFORM THIS WAY?
The Account benefited from strong stock selection among health care-related, technology, and energy stocks. Among our health holdings, we had exposure in two growing areas of the health care industry-prescription drug benefit management and managed care services. The Account owned Express Scripts, which has seen increased demand for its prescription drug benefit management programs. Among the managed care holdings, Humana is an example of a company that experienced robust growth based upon a strong pricing environment for their services. Within the technology sector, the Account held issues such as SanDisk Corporation and Western Digital, both of which contributed positively to performance. SanDisk supplies flash data storage products, and has experienced increased demand for these products based upon growing consumer demand for hand held electronic devices. Western Digital manufactures computer hard drives which are used in many desktop computers and home entertainment devices. Both of these firms have benefited from the seemingly ever-increasing demand for handheld and home based electronic equipment. Within the energy sector, the Account benefited from holding issues such as Sunoco and Tesoro Corporation. These companies refine and market petroleum products, and were a beneficiary of both rising oil prices and strong demand for gasoline and diesel fuel.


We will maintain our diverse economic sector approach to building portfolios. We will also continue to search for companies that have exposure to sectors of our economy that offer attractive growth prospects.

MIDCAP VALUE ACCOUNT
GROWTH OF $10,000


        Average Annual Total Returns
        as of December 31, 2005

        Inception                               Life of
        Date                    1 Year  5 Year  Account
        5/3/1999                10.55%  10.18%  13.65%



       Russell Midcap      Morningstar MidCap Value        MidCap Value
         Value Index           Category Average                Account
5/3/99       10                        10                          10

12/99        9.232                     10.023                      11.024

12/00        11.003                    11.709                      14.445

12/01        11.26                     12.458                      14.072

12/02        10.173                    10.85                       12.67

12/03        14.045                    14.58                       17.293

12/04        17.374                    17.19                       21.213

12/05        19.57                     18.637                      23.451



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PORTFOLIO MANAGER
S. Basu Mullick (Neuberger Berman Management, Inc.)


HOW DID THE ACCOUNT PERFORM?
For the one-year period ending December 31, 2005, the Account had a total return of 10.55%. The Russell Midcap Value Index rose 12.64% over the same time period. This Index was again the top-performing major U.S. equity market Index in 2005. Mid-caps substantially outperformed large-caps for the year; small-caps trailed. Value generally beat growth in all market-cap segments, though the spreads were narrow in mid- and small-cap indices.


WHY DID THE ACCOUNT PERFORM THIS WAY?
Portfolio holdings in Energy and Health Care drove a solid one-year return. Within Energy, some of our exploration and production and coal mining companies performed particularly well. Within Health Care, one of our managed care companies and a pharmaceutical services company contributed substantially to total return. Holdings within Industrials, Financials and Materials also made positive contributions to 2005 total return. We have found some attractively valued investment opportunities within Industrials recently and are now overweight the sector as of year-end.


Holdings in Consumer Staples and Consumer Discretionary made overall detractions from total return. Two particular holdings were to blame within Staples. We have and continue to be underweight this sector.


Relative to the Index, the Account benefited from positive stock selection within Health Care, as our holdings rose substantially more than index sector components. The Account's overweight allocation to Energy also boosted the Account's relative performance; this was, by far, the highest-returning sector.


On the downside, negative stock selection in, and an overweight allocation to, Consumer Discretionary dampened the portfolio's relative performance. This was the lowest-returning sector in the index over the one-year period. An auto parts and equipment company and a home furnishings retailer had the largest negative effect on absolute and relative returns. The less-robust performance of our Financials and the overall decline of our Consumer Staples holdings also detracted from return relative to the Index.

MONEY MARKET ACCOUNT
PORTFOLIO MANAGERS
Tracey Reeg and Alice Robertson (Principal Global Investors, LLC)


HOW DID THE ACCOUNT PERFORM?
In 2005, the Money Market Account returned 2.69%.


WHY DID THE ACCOUNT PERFORM THIS WAY?
During the year, U.S. economic growth remained reasonable and inflation concerns were modest. These factors contributed to increasing interest rates during the period. Rates were somewhat volatile, reflecting the market's changing expectations about economic growth, inflation and the Federal Reserve's ("Fed") monetary policy. In addition, the devastation in the Gulf Coast region from Hurricanes Katrina and Rita drove energy prices sharply higher and brought expectations for slowing growth. Once it became clear the economy would remain healthy, the focus shifted to inflation and continued Fed intervention.


Despite market volatility, the Fed steadily withdrew its accommodative monetary policy by raising the fed funds target rate eight times throughout the year. The Fed raised rates by 0.25% at each meeting, moving the fed funds target from 2.25% to 4.25%.


The volume of commercial paper, the Account's main investment, continued to increase in 2005. As of December 28, outstanding commercial paper stood at $1.6 trillion. This was a 19% increase over December 2004, a level not reached since late 2000.


The money fund industry average maturity over the course of 2005 was in the 38-43 day range. The industry average stayed lower in order to be better positioned for the anticipated Fed rate increases. The Account focused on securities that mature in one to three months. The Account strives to stay in line with the money fund industry average in both yield and maturity. The Account started purchasing asset-backed bonds during 2005, allowing the Account to further diversify at attractive rates. We continued to choose from a list of high quality investments that is actively monitored by our fixed-income analytical staff.


Investment in the Account is neither insured nor guaranteed by the U.S. Government. While the Account strives to maintain a $1.00 per share net asset value, it is possible to lose money by investing in it.

PRINCIPAL LIFETIME 2010 ACCOUNT
GROWTH OF $10,000



        Average Annual Total Returns
        as of December 31, 2005

        Inception
        Date            1 Year          Life of Account
        8/30/2004       5.70%           11.41%



                  Lehman Brothers            Morningstar           Principal
        S&P 500   Aggregate Bond      Conservative Allocation   LifeTime 2010
         Index        Index                 Category Average        Account
8/30/04   10             10                     10                    10

12/04     11.041         10.123                 10.359                10.931

12/05     11.583         10.369                 10.675                11.554



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PORTFOLIO MANAGER
Dirk Laschanzky (Principal Global Investors, LLC)


HOW DID THE ACCOUNT PERFORM?
During 2005, the Account returned 5.70%, outperforming the Account's benchmark, a blend of 40% S&P 500 Stock Index and 60% Lehman Aggregate Bond Index, which gained 3.52%.


WHY DID THE ACCOUNT PERFORM THIS WAY?
The Account's outperformance was attributable to a combination of security selection and asset allocation. The Account had an overweighted position in equities during the year, which positively contributed to performance as equities outperformed fixed income. Within equities the Account was also biased toward the outperforming small-cap and international markets. Positive security selection across the asset classes was an additional contributor to the Account's positive performance.


The Account maintains diversified investments in domestic equities, foreign equities and domestic fixed income securities.

PRINCIPAL LIFETIME 2020 ACCOUNT
GROWTH OF $10,000





        Average Annual Total Returns
        as of December 31, 2005

        Inception
        Date            1 Year          Life of Account
        8/30/2004       6.77%           13.26%



                                            Morningstar             Principal
        S&P 500     Lehman Brothers      Moderate Allocation      LifeTime 2020
         Index    Aggregate Bond Index      Category Average         Account
8/30/04    10              10                   10                     10

12/04      11.041          10.123               10.577                 11.062

12/05      11.583          10.369               11.137                 11.811


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PORTFOLIO MANAGER
Dirk Laschanzky (Principal Global Investors, LLC)


HOW DID THE ACCOUNT PERFORM?
During 2005, the Account returned 6.77%, outperforming the Account's benchmark, a blend of 50% S&P 500 Stock Index and 50% Lehman Aggregate Bond Index, which gained 3.77%.


WHY DID THE ACCOUNT PERFORM THIS WAY?
The Account's out-performance was attributable to a combination of security selection and asset allocation. The Account had an over-weighted position in equities during the year, which positively contributed to performance as equities outperformed fixed income. Within equities the Account was also biased toward the outperforming small-cap and international markets. Positive security selection across the asset classes was an additional contributor to the Account's positive performance.


The Account maintains diversified investments in domestic equities, foreign equities and domestic fixed income securities.

PRINCIPAL LIFETIME 2030 ACCOUNT
GROWTH OF $10,000



        Average Annual Total Returns
        as of December 31, 2005

        Inception
        Date            1 Year          Life of Account
        8/30/2004       6.76%           13.23%


                                                Morningstar         Principal
        S&P 500     Lehman Brothers         Moderate Allocation   LifeTime 2030
         Index    Aggregate Bond Index        Category Average       Account
8/30/04    10               10                       10               10

12/04      11.041           10.123                   10.577           11.06

12/05      11.583           10.369                   11.137           11.808






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PORTFOLIO MANAGER
Dirk Laschanzky (Principal Global Investors, LLC)


HOW DID THE ACCOUNT PERFORM?
During 2005, the Account returned 6.76%, outperforming the Account's benchmark, a blend of 60% S&P 500 Stock Index and 40% Lehman Aggregate Bond Index, which gained 4.01%.


WHY DID THE ACCOUNT PERFORM THIS WAY?
The Account's out-performance was attributable to a combination of security selection and asset allocation. The Account had an over-weighted position in equities during the year, which positively contributed to performance as equities outperformed fixed income. Within equities the Account was also biased toward the outperforming small-cap and international markets. Positive security selection across the asset classes was an additional contributor to the Account's positive performance.


The Account maintains diversified investments in domestic equities, foreign equities and domestic fixed income securities.

PRINCIPAL LIFETIME 2040 ACCOUNT
GROWTH OF $10,000



        Average Annual Total Returns
        as of December 31, 2005

        Inception
        Date            1 Year          Life of Account
        8/30/2004       7.27%           14.55%


                                             Morningstar            Principal
        S&P 500     Lehman Brothers      Moderate Allocation      LifeTime 2040
         Index    Aggregate Bond Index     Category Average           Account
8/30/04   10              10                     10                     10
          10.521          10.062                 10.289                 10.589
12/04     11.041          10.123                 10.577                 11.178
          11.177          10.185                 10.717                 11.381
          11.312          10.246                 10.857                 11.585
          11.448          10.308                 10.997                 11.788
12/05     11.583          10.369                 11.137                 11.991



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PORTFOLIO MANAGER
Dirk Laschanzky (Principal Global Investors, LLC)


HOW DID THE ACCOUNT PERFORM?
During 2005, the Account returned 7.27%, outperforming the Account's benchmark, a blend of 70% S&P 500 Stock Index and 30% Lehman Aggregate Bond Index, which gained 4.25%.


WHY DID THE ACCOUNT PERFORM THIS WAY?
The Account's out-performance was attributable to a combination of security selection and asset allocation. The Account had an over-weighted position in equities during the year, which positively contributed to performance as equities outperformed fixed income. Within equities the Account was also biased toward the outperforming small-cap and international markets. Positive security selection across the asset classes was an additional contributor to the Account's positive performance.


The Account maintains diversified investments in domestic equities, foreign equities and domestic fixed income securities.

PRINCIPAL LIFETIME 2050 ACCOUNT
GROWTH OF $10,000





        Average Annual Total Returns
        as of December 31, 2005

        Inception
        Date            1 Year          Life of Account
        8/30/2004       7.56%           14.75%



                                          Morningstar           Principal
        S&P 500     Lehman Brothers       Large Blend         LifeTime 2050
         Index    Aggregate Bond Index  Category Average         Account
8/30/04   10              10                  10                    10

12/04     11.041          10.123              10.696                11.174

12/05     11.583          10.369              11.314                12.019


LOGO
LOGO

PORTFOLIO MANAGER
Dirk Laschanzky (Principal Global Investors, LLC)


HOW DID THE ACCOUNT PERFORM?
During 2005, the Account returned 7.56%, outperforming the Account's benchmark, a blend of 80% S&P 500 Stock Index and 20% Lehman Aggregate Bond Index, which gained 4.48%.


WHY DID THE ACCOUNT PERFORM THIS WAY?
The Account's outperformance was attributable to a combination of security selection and asset allocation. The Account had an overweighted position in equities during the year, which positively contributed to performance as equities outperformed fixed income. Within equities the Account was also biased toward the outperforming small-cap and international markets. Positive security selection across the asset classes was an additional contributor to the Account's positive performance.


The Account maintains diversified investments in domestic equities, foreign equities and domestic fixed income securities.

PRINCIPAL LIFETIME STRATEGIC INCOME ACCOUNT
GROWTH OF $10,000


        Average Annual Total Returns
        as of December 31, 2005

        Inception
        Date            1 Year          Life of Account
        8/30/2004       4.96%           9.57%


                                           Morningstar            Principal
        S&P 500     Lehman Brothers  Conservative Allocation LifeTime Strategic
         Index    Aggregate Bond Index   Category Average      Income Account
8/30/04    10             10                     10                10
           10.521         10.062                 10.18             10.383
12/04      11.041         10.123                 10.359            10.766
           11.177         10.185                 10.438            10.9
           11.312         10.246                 10.517            11.033
           11.448         10.308                 10.596            11.167
12/05      11.583         10.369                 10.675            11.3



LOGO
LOGO

PORTFOLIO MANAGER
Dirk Laschanzky (Principal Global Investors, LLC)


HOW DID THE ACCOUNT PERFORM?
During 2005, the Account returned 4.96%, outperforming the Account's benchmark, a blend of 20% S&P 500 Stock Index and 80% Lehman Aggregate Bond Index, which gained 2.99%.


WHY DID THE ACCOUNT PERFORM THIS WAY?
The Account's outperformance was attributable to a combination of security selection and asset allocation. The Account had an overweighted position in equities during the year, which positively contributed to performance as equities outperformed fixed income. Within equities the Account was also biased toward the outperforming small-cap and international markets. Positive security selection across the asset classes was an additional contributor to positive performance versus the benchmark in the Account.


The Account maintains diversified investments in domestic equities, foreign equities and domestic fixed income securities.

REAL ESTATE SECURITIES ACCOUNT
GROWTH OF $10,000




        Average Annual Total Returns
        as of December 31, 2005

        Inception                               Life of
        Date                    1 Year  5 Year  Account
        5/1/1998                15.85%  20.46%  15.23%



                          Morningstar
          MSCI US      Specialty-Real Estate       Real Estate
         REIT Index      Category Average       Securities Account
5/1/98       10                 10                        10

12/98        8.577              8.592                     9.344

12/99        8.187              8.304                     8.925

12/00        10.382             10.449                    11.689

12/01        11.714             11.382                    12.712

12/02        12.14              11.849                    13.693

12/03        16.6               16.22                     19.021

12/04        21.827             21.391                    25.589

12/05        24.475             23.871                    29.645

LOGO
LOGO

PORTFOLIO MANAGER
Kelly Rush (Principal Real Estate Investors, LLC)


HOW DID THE ACCOUNT PERFORM?
During 2005, the Account returned 15.85%, outperforming the Account's benchmark, the MSCI U.S. REIT Index, which gained 12.13%.


WHY DID THE ACCOUNT PERFORM THIS WAY?
Real estate stocks performed well again in 2005, marking the sixth consecutive year in which they have outperformed the S&P 500 Index. REIT share price performance was aided this year by improving real estate conditions and several transactions in which REITs were acquired by private, institutional investors. Owners of retail properties, apartments and office buildings delivered the strongest returns. Owners of health care and net lease properties lagged.


The Account's out-performance resulted from emphasizing what turned out to be the best-performing stocks within the best-performing property sectors.


The most positive contribution toward index-relative performance came from stock selection within office owners. Owners of office buildings located in New York City, Washington, D.C., and Southern California have delivered well above average results over the past year. Overweighting three such companies has materially aided index relative performance: S.L. Green, Boston Properties and Brookfield Properties. Each company significantly outperformed the index.


A decision to underweight owners of health care facilities and net lease companies also helped the Account's index-relative results. Both sectors feature long term, bond-like leases which afford relatively slow cash flow growth. In an environment where many other real estate sectors present more attractive growth prospects, these sectors languished. The Account did hold one health care owner, Ventas. Ventas delivered a total return of 22.74%, far outpacing any other health care or net lease company.


Stock selection among the owners of retail property also aided the Account's relative performance. Selection among the owners of grocery anchored shopping centers was particularly favorable. Decisions to underweight Weingarten, New Plan Excel, Equity One and Ramco Gershenson proved correct as each stock badly lagged the index. In addition, over-weightings in Acadia and Kimco were advantageous for the Account.

SHORT-TERM BOND ACCOUNT (F/K/A LIMITED TERM BOND ACCOUNT)
GROWTH OF $10,000


        Average Annual Total Returns
        as of December 31, 2005

        Inception                               Life of
        Date                    1 Year          Account
        5/1/2003                1.80%           1.46%


        Lehman Brothers         Morningstar
        Mutual Fund 1-5        Short-Term Bond       Short-Term
        Gov't/Credit Index     Category Average     Bond Account
5/1/03         10                     10                10
               10.067                 10.037            10.026
               10.134                 10.075            10.052
12/03          10.201                 10.112            10.078
               10.248                 10.153            10.111
               10.296                 10.193            10.144
               10.343                 10.234            10.176
12/04          10.39                  10.274            10.209
               10.428                 10.311            10.255
               10.465                 10.348            10.301
               10.503                 10.384            10.347
12/05          10.54                  10.421            10.393




LOGO
LOGO
PORTFOLIO MANAGER
Marty Schafer, Craig Dawson and Zeid Ayer (Principal Global Investors, LLC)


HOW DID THE ACCOUNT PERFORM?
During 2005, the Account returned 1.80%, outperforming the Lehman Mutual Fund 1-5 Gov't Credit Index, which gained 1.44%.


WHY DID THE ACCOUNT PERFORM THIS WAY?
During the year, U.S. economic growth remained reasonable and inflation concerns were modest. These factors contributed to increasing interest rates during the period. Rates were somewhat volatile, reflecting the market's changing expectations about economic growth, inflation and the Federal Reserve's ("Fed") monetary policy. In addition, the devastation in the Gulf Coast region from Hurricanes Katrina and Rita drove energy prices sharply higher and brought expectations for slowing growth. Once it became clear the economy would remain healthy, the focus shifted to inflation and continued Fed intervention.


Despite market volatility, the Fed steadily withdrew its accommodative monetary policy by raising the fed funds target rate eight times, from 2.25% to 4.25%. Along with continued economic growth, this intervention contributed to a greater increase in short-term rates compared to long-term rates. Two-year U.S. Treasury rates rose from 3.06% to 4.40%, while 10-year U.S. Treasury rates increased from 4.22% to 4.39%.


The Account's duration was shorter than that of the index, which drove performance during the period. The two-year U.S. Treasury rate rose 1.34% over this time. Duration is a measure of bond price sensitivity to changes in interest rates. Performance was also enhanced by allocations to asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS). Short maturity corporate bonds outperformed similar maturity Treasuries, which benefited the Account. The Account was positioned to take advantage of rising short-term interest rates with an increased allocation to floating rate debt, which performed well during the period. The Account also benefited from an underweighted position to U.S. Treasuries as this was one of the worst performing sectors during the period.


An underweighted allocation to agencies (securities issued by U.S. government agencies) slightly constrained performance.

SMALLCAP ACCOUNT
GROWTH OF $10,000


        Average Annual Total Returns
        as of December 31, 2005

        Inception                               Life of
        Date                    1 Year  5 Year  Account
        5/1/1998                7.04%   5.51%   3.66%


                        Morningstar
      Russell 2000      Small Blend
         Index        Category Average        SmallCap Account
5/1/98    10                 10                       10

12/98     8.768              8.609                    7.949

12/99     10.632             10.174                   11.413

12/00     10.311             11.48                    10.074

12/01     10.568             12.445                   10.331

12/02     8.404              10.433                   7.508

12/03     12.375             14.895                   10.272

12/04     14.642             17.704                   12.308

12/05     15.308             18.76                    13.174



LOGO
LOGO

PORTFOLIO MANAGER
Todd Sanders (Principal Global Investors, LLC)


HOW DID THE ACCOUNT PERFORM?
The Account outperformed the Russell 2000 Index during 2005, returning 7.04% versus 4.55% for the index.


WHY DID THE ACCOUNT PERFORM THIS WAY?
The Account outperformed the Russell 2000 Index primarily because of our stock selection decisions in the Materials, Industrials, and Information Technology sectors. In addition, our stock selection added value in eight of the 10 economic sectors.


We believe superior stock selection is the key to consistent and repeatable performance over time. We emphasize companies with improving and sustainable business fundamentals that trade at a discount and demonstrate market confirmation of these improvements. A few examples of the Account's best performers in 2005 include Frontier Oil, Perini, and Sierra Health Services. These companies each typified the characteristics we seek to identify when adding stocks to the Account.


The portfolio management team uses a disciplined investment process with systematic portfolio construction techniques as it seeks to obtain the highest return potential while controlling Account risk.

SMALLCAP GROWTH ACCOUNT
GROWTH OF $10,000



        Average Annual Total Returns
        as of December 31, 2005

        Inception                               Life of
        Date                    1 Year  5 Year  Account
        5/1/1998                6.67%   -8.64%  1.29%


                              Morningstar
         Russell 2000         Small Growth             SmallCap
         Growth Index       Category Average        Growth Account
5/1/98        10                   10                   10

12/98         8.965                9.341                10.296

12/99         12.828               15.081               20.148

12/00         9.951                14.22                17.345

12/01         9.033                12.937               11.793

12/02         6.301                9.26                 6.386

12/03         9.36                 13.427               9.301

12/04         10.699               15.05                10.346

12/05         11.143               15.914               11.036


LOGO
LOGO


Previously, the Account's portfolio was invested by one sub-advisor. On September 1, 2004, the Account engaged two sub-advisors, each to invest a portion of the Account's portfolio independently of the other. The two sub-advisors report below on their process and strategies since they began managing the portfolio assets. The Account's investment performance is the combined investment performance of the two sub-advisors. For the entire 12-month period ending December 31, 2005, the Account earned 6.67% compared to 4.15% for its benchmark, the Russell 2000 Growth Index.
PORTFOLIO MANAGERS
Paul Graham, Jr. and David Wabnik (UBS Global Asset Management (Americas), Inc.


HOW DID THE ACCOUNT PERFORM?
For the year ending December 31, 2005, the UBS portion of the Principal Small Cap Growth Account outperformed the Russell 2000 Growth Index by 1.07%, returning 5.22% versus 4.15% for the index.


WHY DID THE ACCOUNT PERFORM THIS WAY?
The bulk of the Account's performance was the result of stock selection, while other factors had less of an effect on returns.


Over the course of the year we maintained modest overweights to Energy, Health Care and Industrials, which contributed to performance. However, it was our stock selection within these three sectors that was most notable, and had the greatest effect on the Account's performance versus the benchmark. Within Health Care, we overweighted Medical Services and Medical Products companies where we found opportunities to invest in companies with sustainable business models and compelling products that display competitive barriers to entry. We did not overweight across the board in Health Care, as witnessed by our underweight to Biotechnology. Biotech companies did not score well either in our quantitative or fundamental investment disciplines.


From a stock selection perspective, Quicksilver Resources, an oil and gas company, and Chico's, a specialty retailer, made the biggest contributions to the Account's performance. Petco, the pet supplies retailer, and UCBH Holdings, a San Francisco-based bank, were the two biggest detractors.

PORTFOLIO MANAGERS
Kenneth Mertz II and Stacey Sears (Emerald Advisers, Inc.)


HOW DID THE ACCOUNT PERFORM?
In 2005, the portion of the SmallCap Growth Account sub-advised by Emerald Advisers outperformed the Russell 2000 Growth Index, returning 5.93% compared to the index return of 4.15%.


WHY DID THE ACCOUNT PERFORM THIS WAY?
In 2005, strong earnings growth was dampened by macroeconomic/geopolitical concerns , including high energy prices, Hurricane Katrina, the Federal Reserve's steady increase of short-term interest rates, potential fallout from the housing 'bubble' and the ongoing terrorism and war in Iraq. However, some of the negative sentiment began to lift in May when the Russell 2000 Growth Index started to outperform the Russell 2000 Value Index. With investors again recognizing earnings growth, Emerald remained committed to its fundamental, bottom-up, research- driven process and was able to find numerous unique small-cap growth opportunities.


The portfolio's positive return and out-performance relative to the index can be attributed to superior stock selection in seven of the nine major economic sectors. Individual issues in the Consumer Staples, Technology, Producer Durable, Materials & Processing and Consumer Discretionary sectors were the greatest contributors.


Specifically, the big winners were Energy drink-maker Hansen Natural Corp., electrical supply company Wesco International, Inc., weight-loss management company NutriSystem, Inc., construction equipment manufacturer JLG Industries and point-of-sale company Micros Systems, Inc.-all on the basis of solid fundamentals and accelerating earnings. On the downside, poor stock selection and an underweighting in the Healthcare sector was a drag on performance.

SMALLCAP VALUE ACCOUNT
GROWTH OF $10,000


        Average Annual Total Returns
        as of December 31, 2005

        Inception                               Life of
        Date                    1 Year  5 Year  Account
        5/1/1998                6.22%   13.78%  12.31%


                             Morningstar
        Russell 2000          Small Value
         Value Index       Category Average        SmallCap Value Account
5/1/98        10                10                           10

12/98         8.54              8.441                        8.494

12/99         8.413             8.82                         10.316

12/00         10.334            10.318                       12.778

12/01         11.783            12.104                       13.577

12/02         10.437            10.863                       12.674

12/03         15.241            15.503                       18.636

12/04         18.632            18.694                       22.937

12/05         19.51             19.84                        24.364





LOGO


Previously, the Account's portfolio was invested by one sub-advisor. On August 8, 2005, the Account engaged two sub-advisors, each to invest a portion of the Account's portfolio independently of the other. The two sub-advisors report below on their process and strategies since they began managing the portfolio assets. The Account's investment performance is the combined investment performance of the two sub-advisors. For the entire 12-month period ending December 31, 2005, the Account earned 6.22% compared to 4.71% for its benchmark, the Russell 2000 Value Index.
PORTFOLIO MANAGER
Christopher T. Blum and Dennis S. Ruhl (J.P. Morgan Investment Management, Inc.)


HOW DID THE ACCOUNT PERFORM?
During 2005, the Account returned 6.15%, outperforming its benchmark, the Russell 2000 Value Index, which gained 4.71%.


WHY DID THE ACCOUNT PERFORM THIS WAY?
The U.S. equity market advanced solidly in the fourth quarter as investors sensed that the Federal Reserve might be approaching the end of its tightening cycle. The S&P 500 Index returned 2.09% during the fourth quarter and 4.91% for 2005. The Russell 2000 Index rebounded from significant losses during October but still underperformed the broad market during the fourth quarter and for the year, returning 1.12% and 4.55%, respectively.

Over the course of the full year, the Account was positively impacted by the relative performance of the Energy and Industrial Cyclical sectors. At the stock level, the major contributors were Southwestern Energy, an integrated energy company, and JLG Industries Inc., which manufactures industrial access equipment. Shares of Southwestern Energy advanced continuously reaching new highs throughout the year. The company's strong performance was based on a significant increase in production volumes coupled with higher natural gas prices. JLG Industries' stock price trended upward during the year, as the company reported better-than-expected earnings driven by demand for its aerial work platforms and telehandlers.

Despite the Account's relative out-performance, the Finance and Pharmaceutical sectors detracted from results. Within Financials, R&G Financial Corp, a diversified financial company, was the largest negative contributor to performance, as its shares fell along with those of other major Puerto Rico lenders. Investors feared that accounting woes might affect other Puerto Rico financial stocks after Doral Financial Corp, the island's largest residential mortgage lender, disclosed that it was the target of a formal SEC accounting probe. Another major detractor was Cypress Bioscience Inc., a biotechnology company. Cypress Bioscience detracted from results after the company and its drug development partner, Forest Laboratories, announced that early data from a Phase III clinical trial showed that its potential flagship drug, Milnacipran, was statistically ineffective in treating fibromyalgia, a condition that causes chronic muscle pain and stiffness.

PORTFOLIO MANAGER
Ronald P. Gala, CFA and Peter D. Goslin, CFA (Mellon Equity Associates, LLP)


HOW DID THE ACCOUNT PERFORM?
During the reporting period of August 8, 2005 to December 31, 2005, the portion of the Account Mellon Equity sub-advises returned 1.05%, outperforming the Russell 2000 Value Index return of 0.89%.


WHY DID THE ACCOUNT PERFORM THIS WAY?
As 2005 unfolded, the equity markets struggled with the headwinds of rising energy prices, interest rate increases by the Federal Reserve and the prospects of commodity price inflation. During the second half of the calendar year, economic challenges continued as oil prices increased to $70 a barrel in August amid concern about supply disruption in the Gulf States region following Hurricane Katrina. The equity markets advanced, however, as investors demonstrated considerable resilience as a number of favorable earnings results were announced and merger and acquisition activity accelerated.


The Account's out-performance was almost entirely due to stock selection within Energy, Financials, Cyclicals and Technology. Among the Account's best performing stocks, the Oil Exploration and Production company, Edge Petroleum, benefited from increased demand for Gulf Coast oil and natural gas exploration. Within Cyclicals, Building Materials company USG continued to generate earnings growth as product demand remained strong. Within Technology, OmniVision, which develops image sensor products for cameras and camera phones, beat earnings estimates on increased demand. The Account's worst performing stocks included Tempur-Pedic and Nash Finch. Home Furnishing stock Tempur-Pedic struggled with slower sales growth due to increased competition, and the stock was eliminated from the portfolio. Food Wholesaler Nash Finch missed earnings estimates due to higher than expected integration costs related to recent acquisitions.


Our approach involves the identification of those investor preferences that are rewarded in a given market environment. To capture themes among equities, we use fundamentally based attributes to identify good stocks. In addition, the Account is managed with a commitment to broad diversification across economic sectors.


IMPORTANT NOTES


CITI GROUP EXTENDED MARKET INDEX (EMI) WORLD EX-US is an unmanaged index of the stock returns of the smallest 20% of companies of each individual country included in the index.


LEHMAN BROTHERS AGGREGATE BOND INDEX is an unmanaged index of domestic, taxable fixed-income securities. The index covers the U.S. investment-grade bond market, with components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.


LEHMAN BROTHERS GOVERNMENT/MORTGAGE INDEX is a combination of the unmanaged Lehman Government Index and the unmanaged Lehman Mortgage Backed Securities
(MBS) Index. The Lehman Government Index includes all Government Bonds including, but not limited to, U.S. Treasury bonds and government-sponsored agency securities, with no maturity restrictions. The MBS Index includes all securitized mortgage pools by GNMA, FNMA and the FHLMC.


LEHMAN BROTHERS MUTUAL FUND 1-5 GOVERNMENT/CREDIT INDEX is an unmanaged index composed of Treasury notes, agencies and corporate debt securities rated BBB or better, and with maturities between one year and five years.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE (EUROPE, AUSTRALIA AND FAR
EAST) INDEX is an unmanaged index that measures the stock returns of companies in developed economies outside of North America.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMF (EMERGING MARKETS FREE) INDEX is an unmanaged index that measures the stock returns of companies in 26 developing countries.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) US REIT INDEX is a total-return index comprised of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance.


MORNINGSTAR CONSERVATIVE ALLOCATION CATEGORY AVERAGE is an average of the net asset value (NAV) returns of domestic mutual funds with 20-50% invested in equities and 50-80% invested in fixed income and cash.

MORNINGSTAR DIVERSIFIED EMERGING MARKETS CATEGORY AVERAGE is an average of the net asset value (NAV) returns of diversified emerging-markets mutual funds which invest in companies in developing nations.


MORNINGSTAR FOREIGN LARGE BLEND CATEGORY AVERAGE is an average of the net asset value (NAV) returns of mutual funds that seek capital appreciation by investing in a variety of large international stocks. Large-cap foreign stocks have market capitalizations greater than $5 billion. The blend style is assigned to funds where neither growth nor value characteristics predominate.


MORNINGSTAR FOREIGN SMALL/MID GROWTH CATEGORY AVERAGE is an average of the net asset value (NAV) returns of mutual funds that seek capital appreciation by investing in small- and mid-sized international stocks that are growth-oriented. Small-cap and mid-cap stocks have market capitalizations less than $5 billion. Growth is defined based on high price-to-book and price-to-cash flow ratios, relative to the MSCI EAFE index.


MORNINGSTAR INTERMEDIATE-TERM BOND CATEGORY AVERAGE is an average of net asset value (NAV) returns of bond mutual funds that have average durations that are greater than 3.5 years and less than 6 years.


MORNINGSTAR INTERMEDIATE GOVERNMENT CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that devote at least 90% of their bond holdings to government issues. These mutual funds have, on average, durations between 3.5 and 6 years.


MORNINGSTAR LARGE BLEND CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that focus on large companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.


MORNINGSTAR LARGE GROWTH CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that invest in large companies that are projected to grow faster than average. Most of these mutual funds focus on companies in rapidly-expanding industries.


MORNINGSTAR LARGE VALUE CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that focus on large companies that are less expensive than the market as a whole. They often come from the utilities, energy, financial, and cyclical sectors, and many pay above-average dividends. They also generally have more-stable stock prices.


MORNINGSTAR MID-CAP BLEND CATEGORY AVERAGE is an average of net asset value
(NAV) returns of mutual funds that focus on mid-size companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.


MORNINGSTAR MID-CAP GROWTH CATEGORY AVERAGE is an average of net asset value
(NAV) returns of mutual funds that typically focus on mid-size companies that are projected to grow faster than average. Many of these mutual funds focus on companies in rapidly-expanding industries.


MORNINGSTAR MID-CAP VALUE CATEGORY AVERAGE is an average of net asset value
(NAV) returns of mid-cap value mutual funds that buy stocks mainly of medium-size companies that are cheap relative to their earnings potential.


MORNINGSTAR MODERATE ALLOCATION CATEGORY AVERAGE is an average of the net asset value (NAV) returns of mutual funds with 50-70% invested in equities and the remainder invested in fixed income and cash.


MORNINGSTAR SHORT-TERM BOND CATEGORY AVERAGE is an average of net asset value
(NAV) returns of mutual funds that invest in a variety of bonds, from the most creditworthy, such as Treasury bonds, to mortgages and corporates, and on rare occasions, even more speculative high-yield and emerging markets debt and which have durations between 1 and 3.5 years.


MORNINGSTAR SMALL BLEND CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that focus on small companies that are fairly representative of the overall stock market in terms of valuations.


MORNINGSTAR SMALL GROWTH CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that invest in small companies that are projected to grow faster than average. Most of these mutual funds focus on companies in rapidly-expanding industries.


MORNINGSTAR SMALL VALUE CATEGORY AVERAGE is an average of net asset value (NAV) returns of small-cap value mutual funds that invest in less-popular companies at the smaller end of the size range and may focus on finding temporarily depressed stocks of companies working through business problems.


MORNINGSTAR SPECIALTY - REAL ESTATE CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that invest primarily in real-estate investment trusts (REITs) of various types. The performance of these mutual funds is less connected to the overall market than most other types of stock funds.

RUSSELL 1000 GROWTH INDEX is an unmanaged index that measures the investment returns of stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. Companies included are large.


RUSSELL 1000 VALUE INDEX is an unmanaged index that measures the investment returns of stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Companies included are large.


RUSSELL 2000 GROWTH INDEX is an unmanaged index that measures the investment returns of stocks in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. Companies included are medium-size to small.


RUSSELL 2000 INDEX is an unmanaged index that measures the investment returns of the 2,000 smallest stocks in the Russell 3000 Index. Companies included are medium-size to small.


RUSSELL 2000 VALUE INDEX is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.


RUSSELL MIDCAP INDEX is an unmanaged index that measures the investment returns of the 800 smallest stocks in the Russell 1000 Index.


RUSSELL MIDCAP GROWTH INDEX is an unmanaged index that measures the investment returns of stocks in the Russell MidCap Index with higher price-to-book ratios and higher forecasted growth rates.


RUSSELL MIDCAP VALUE INDEX is an unmanaged market-capitalization-weighted index that measures the performance of those Russell Midcap companies with lower price-to-book value ratios and lower forecasted growth values.


S&P 500 STOCK INDEX (S&P 500) is an unmanaged index of 500 widely-held stocks often used as a proxy for the domestic stock market. Included are the stocks of industrial, financial, utility and transportation companies.

                          SHAREHOLDER EXPENSE EXAMPLE
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

                               DECEMBER 31, 2005
 -------------------------------------------------------------------------------
As a shareholder of Principal Variable Contracts Fund, Inc. you incur ongoing costs, including management fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Principal Variable Contracts Fund, Inc. and to compare these costs with the ongoing costs of investing in other mutual funds. As a shareholder of Principal LifeTime 2010 Account, Principal LifeTime 2020 Account, Principal LifeTime 2030 Account, Principal LifeTime 2040 Account, Principal LifeTime 2050 Account, or Principal LifeTime Strategic Income Account, your fund will indirectly bear its pro rata share of the expenses incurred by the investment companies in which the fund invests. These expenses are not included in the fund's annualized expense ratio used to calculate the expenses paid in this example. If they were, the expenses paid would be higher.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005 to December 31, 2005).


   ACTUAL EXPENSES

   The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The table below does not include charges attributable to Principal Life Insurance Company's separate account or other contract level charges. If they were included, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.


   HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

   The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each accounts' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the account's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in Principal Variable Contracts Funds, Inc. and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                                               EXPENSES PAID
                           BEGINNING         ENDING            DURING PERIOD
                         ACCOUNT VALUE    ACCOUNT VALUE        JULY 1, 2005         ANNUALIZED
                         JULY 1, 2005   DECEMBER 31, 2005  TO DECEMBER 31, 2005*   EXPENSE RATIO
                         -------------  -----------------  ---------------------  ---------------
 Asset Allocation
 Account
   Actual                  $1,000.00        $1,069.50              $4.59               0.88%
   Hypothetical             1,000.00         1,020.71               4.49               0.88
 Balanced Account
   Actual                   1,000.00         1,052.90               3.26               0.63
   Hypothetical             1,000.00         1,021.99               3.22               0.63
 Bond Account
   Actual                   1,000.00         1,002.50               2.37               0.47
   Hypothetical             1,000.00         1,022.81               2.40               0.47
 Capital Value Account
   Actual                   1,000.00         1,050.40               3.15               0.61
   Hypothetical             1,000.00         1,022.09               3.11               0.61
 Diversified
 International Account
   Actual                   1,000.00         1,216.00               5.59               1.00
   Hypothetical             1,000.00         1,020.10               5.10               1.00
 Equity Growth Account
   Actual                   1,000.00         1,080.30               4.04               0.77
   Hypothetical             1,000.00         1,021.27               3.93               0.77
 Equity Income Account
   Actual                   1,000.00         1,049.40               3.46               0.67
   Hypothetical             1,000.00         1,021.79               3.42               0.67

 Equity Value Account
   Actual                  $1,000.00        $1,042.40              $5.66               1.10%
   Hypothetical             1,000.00         1,019.59               5.62               1.10
 Government & High
 Quality Bond Account
   Actual                   1,000.00           999.10               2.37               0.47
   Hypothetical             1,000.00         1,022.81               2.40               0.47
 Growth Account
   Actual                   1,000.00         1,096.50               3.33               0.63
   Hypothetical             1,000.00         1,021.99               3.22               0.63
 International Emerging
 Markets Account
   Actual                   1,000.00         1,276.10               9.47               1.65
   Hypothetical             1,000.00         1,016.78               8.42               1.65
 International SmallCap
 Account
   Actual                   1,000.00         1,237.60               7.50               1.33
   Hypothetical             1,000.00         1,018.42               6.79               1.33
 LargeCap Blend Account
   Actual                   1,000.00         1,050.70               4.03               0.78
   Hypothetical             1,000.00         1,021.22               3.98               0.78
 LargeCap Growth Equity
 Account
   Actual                   1,000.00         1,038.60               5.65               1.10
   Hypothetical             1,000.00         1,019.59               5.62               1.10
 LargeCap Stock Index
 Account
   Actual                   1,000.00         1,055.30               2.02               0.39
   Hypothetical             1,000.00         1,023.21               1.99               0.39
 LargeCap Value Account
   Actual                   1,000.00         1,044.50               3.97               0.77
   Hypothetical             1,000.00         1,021.27               3.93               0.77
 MidCap Account
   Actual                   1,000.00         1,081.30               3.04               0.58
   Hypothetical             1,000.00         1,022.24               2.96               0.58
 MidCap Growth Account
   Actual                   1,000.00         1,109.00               4.94               0.93
   Hypothetical             1,000.00         1,020.46               4.75               0.93
 MidCap Value Account
   Actual                   1,000.00         1,083.70               5.62               1.07
   Hypothetical             1,000.00         1,019.74               5.46               1.07
 Money Market Account
   Actual                   1,000.00         1,015.40               3.66               0.72
   Hypothetical             1,000.00         1,021.53               3.68               0.72
 Principal LifeTime
 2010 Account
   Actual                   1,000.00         1,037.40               0.82               0.16
   Hypothetical             1,000.00         1,024.39               0.82               0.16
 Principal LifeTime
 2020 Account
   Actual                   1,000.00         1,050.70               0.67               0.13
   Hypothetical             1,000.00         1,024.54               0.66               0.13
 Principal LifeTime
 2030 Account
   Actual                   1,000.00         1,054.40               0.83               0.16
   Hypothetical             1,000.00         1,024.39               0.82               0.16
 Principal LifeTime
 2040 Account
   Actual                   1,000.00         1,062.00               0.68               0.13
   Hypothetical             1,000.00         1,024.54               0.66               0.13


 Principal LifeTime
 2050 Account
   Actual                  $1,000.00        $1,067.60              $0.63               0.12%
   Hypothetical             1,000.00         1,024.59               0.61               0.12
 Principal LifeTime
 Strategic Income
 Account
   Actual                   1,000.00         1,028.90               0.72               0.14
   Hypothetical             1,000.00         1,024.49               0.71               0.14
 Real Estate Securities
 Account
   Actual                   1,000.00         1,083.50               4.73               0.90
   Hypothetical             1,000.00         1,020.61               4.59               0.90
 Short-Term Bond
 Account
   Actual                   1,000.00         1,008.00               2.78               0.55
   Hypothetical             1,000.00         1,022.40               2.81               0.55
 SmallCap Account
   Actual                   1,000.00         1,047.10               4.54               0.88
   Hypothetical             1,000.00         1,020.71               4.49               0.88
 SmallCap Growth
 Account
   Actual                   1,000.00         1,071.30               5.59               1.07
   Hypothetical             1,000.00         1,019.74               5.46               1.07
 SmallCap Value Account
   Actual                   1,000.00         1,040.80               4.63               0.90
   Hypothetical             1,000.00         1,020.61               4.59               0.90

                          SHAREHOLDER EXPENSE EXAMPLE




 -------------------------------------------------------------------------------

                          SHAREHOLDER EXPENSE EXAMPLE




 -------------------------------------------------------------------------------
*Expenses are equal to a fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                      STATEMENTS OF ASSETS AND LIABILITIES
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2005
 -------------------------------------------------------------------------------

                                              ASSET              BALANCED
                                        ALLOCATION ACCOUNT        ACCOUNT
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT COST ....    $ 81,278,674        $112,980,378
                                          ============        ============
ASSETS
Investment in securities--at value....    $ 90,934,452        $123,433,003/(a)/
Cash..................................      13,548,078              11,109
Receivables:
 Capital Shares sold..................           5,509              35,996
 Dividends and interest...............         324,677             450,421
 Foreign currency contracts...........         369,464                  --
 Investment securities sold...........         535,666                  --
                                          ------------        ------------
                          Total Assets     105,717,846         123,930,529
LIABILITIES
Accrued management and investment
 advisory fees........................          15,475              13,376
Accrued directors' expenses...........           1,052               1,052
Accrued other expenses................           6,501              11,225
Payables:
 Capital Shares reacquired............              --                  16
 Foreign currency contracts...........         386,663                  --
 Investment securities purchased......       4,670,897           6,196,612
Collateral obligation on securities
 loaned, at value.....................              --             781,000
                                          ------------        ------------
                     Total Liabilities       5,080,588           7,003,281
                                          ------------        ------------
NET ASSETS APPLICABLE TO OUTSTANDING
 SHARES ..............................    $100,637,258        $116,927,248
                                          ============        ============

NET ASSETS CONSIST OF:
Capital Shares and additional
 paid-in-capital......................    $ 88,788,634        $116,080,356
Accumulated undistributed
 (overdistributed) net investment
 income (operating loss)..............         725,494           2,621,746
Accumulated undistributed
 (overdistributed) net realized gain
 (loss)...............................       1,238,746         (12,227,479)
Net unrealized appreciation
 (depreciation) of investments........       9,903,520          10,452,625
Net unrealized appreciation
 (depreciation) on translation of
 assets and liabilities in foreign
 currencies...........................         (19,136)                 --
                                          ------------        ------------
                      Total Net Assets    $100,637,258        $116,927,248
                                          ============        ============
CAPITAL STOCK (PAR VALUE: $.01 A
 SHARE):
Shares authorized.....................     100,000,000         100,000,000
Shares issued and outstanding.........       7,876,217           7,833,900
NET ASSET VALUE PER SHARE ............    $      12.78        $      14.93
                                          ============        ============



/(a) /Includes fair market value of securities loaned, see "Securities Lending"
  in Notes to Financial Statements.
See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2005
 -------------------------------------------------------------------------------

                                                     BOND        CAPITAL VALUE
                                                    ACCOUNT         ACCOUNT
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT COST .............  $401,020,578    $236,223,110
                                                 ============    ============
ASSETS
Investment in securities--at value.............  $401,531,678    $261,545,895
Cash...........................................       642,289           9,170
Receivables:
 Capital Shares sold...........................       480,958          19,210
 Dividends and interest........................     2,926,486         331,552
 Unrealized gain on swap agreements............         9,303              --
                                                 ------------    ------------
                                   Total Assets   405,590,714     261,905,827
LIABILITIES
Accrued management and investment advisory fees        28,337          29,870
Accrued directors' expenses....................         1,076           1,077
Accrued other expenses.........................         5,375           2,489
Payables:
 Capital Shares reacquired.....................             7           5,188
 Investment securities purchased...............    67,512,103       3,377,142
                                                 ------------    ------------
                              Total Liabilities    67,546,898       3,415,766
                                                 ------------    ------------
NET ASSETS APPLICABLE TO OUTSTANDING SHARES ...  $338,043,816    $258,490,061
                                                 ============    ============

NET ASSETS CONSIST OF:
Capital Shares and additional paid-in-capital..  $329,927,569    $207,127,413
Accumulated undistributed (overdistributed) net
 investment income (operating loss)............    12,817,840       4,195,034
Accumulated undistributed (overdistributed) net
 realized gain (loss)..........................    (5,243,062)     21,844,829
Net unrealized appreciation (depreciation) of
 investments...................................       541,469      25,322,785
                                                 ------------    ------------
                               Total Net Assets  $338,043,816    $258,490,061
                                                 ============    ============
CAPITAL STOCK (PAR VALUE: $.01 A SHARE):
Shares authorized..............................   200,000,000     100,000,000
Shares issued and outstanding..................    28,078,233       7,472,415
NET ASSET VALUE PER SHARE .....................  $      12.04    $      34.59
                                                 ============    ============



See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2005
 -------------------------------------------------------------------------------

                                       DIVERSIFIED             EQUITY GROWTH
                               INTERNATIONAL ACCOUNT /(A)/        ACCOUNT
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT
 COST .......................         $234,147,018            $234,525,140
                                      ============            ============
FOREIGN CURRENCY--AT COST ...         $    133,469            $         --
                                      ============            ============
ASSETS
Investment in securities--at
 value.......................         $291,841,387            $272,300,650/(b)/
Foreign currency--at value...              134,193                      --
Cash.........................            1,256,361               7,622,461
Receivables:
 Capital Shares sold.........              406,406                  92,802
 Dividends and interest......              278,273                 208,467
 Foreign tax refund..........                  518                      --
 Investment securities sold..              322,617                      --
                                      ------------            ------------
                 Total Assets          294,239,755             280,224,380
LIABILITIES
Accrued management and
 investment advisory fees....               47,483                  40,028
Accrued directors' expenses..                1,053                   1,052
Accrued other expenses.......               81,442                   1,554
Payables:
 Capital Shares reacquired...                   13                      --
 Deferred foreign tax........               21,264                      --
 Investment securities
  purchased..................              441,407                      --
Collateral obligation on
 securities loaned, at value.                   --               5,990,000
                                      ------------            ------------
            Total Liabilities              592,662               6,032,634
                                      ------------            ------------
NET ASSETS APPLICABLE TO
 OUTSTANDING SHARES..........         $293,647,093            $274,191,746
                                      ============            ============

NET ASSETS CONSIST OF:
Capital Shares and additional
 paid-in-capital.............         $224,335,146            $298,240,888
Accumulated undistributed
 (overdistributed) net
 investment income (operating
 loss).......................            2,932,214                   2,902
Accumulated undistributed
 (overdistributed) net
 realized gain (loss)........            8,728,028             (61,827,554)
Net unrealized appreciation
 (depreciation) of
 investments.................           57,673,105              37,775,510
Net unrealized appreciation
 (depreciation) on
 translation of assets and
 liabilities in foreign
 currencies..................              (21,400)                     --
                                      ------------            ------------
             Total Net Assets         $293,647,093            $274,191,746
                                      ============            ============
CAPITAL STOCK (PAR VALUE:
 $.01 A SHARE):
Shares authorized............          100,000,000             100,000,000
Shares issued and outstanding           17,447,783              15,917,456
NET ASSET VALUE PER SHARE ...         $      16.83            $      17.23
                                      ============            ============



/(a) /Effective May 1, 2005, International Account changed its name to
  Diversified International Account.
/(b) /Includes fair market value of securities loaned, see "Securities Lending"
  in Notes to Financial Statements.
See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2005
 -------------------------------------------------------------------------------

                                                  EQUITY INCOME   EQUITY VALUE
                                                     ACCOUNT        ACCOUNT
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT COST ..............  $ 87,002,656    $  3,328,501
                                                  ============    ============
ASSETS
Investment in securities--at value..............  $ 90,903,404    $  3,509,720
Cash............................................     1,278,205         205,465
Receivables:
 Capital Shares sold............................       315,402           9,941
 Dividends and interest.........................       323,043           4,563
 Investment securities sold.....................            --           5,308
                                                  ------------    ------------
                                    Total Assets    92,820,054       3,734,997
LIABILITIES
Accrued management and investment advisory fees.        10,469             638
Accrued directors' expenses.....................         1,053           1,053
Accrued other expenses..........................         7,543           2,055
Payables:
 Investment securities purchased................     1,312,033           9,694
                                                  ------------    ------------
                               Total Liabilities     1,331,098          13,440
                                                  ------------    ------------
NET ASSETS APPLICABLE TO OUTSTANDING SHARES ....  $ 91,488,956    $  3,721,557
                                                  ============    ============

NET ASSETS CONSIST OF:
Capital Shares and additional paid-in-capital...  $ 92,717,039    $  3,525,076
Accumulated undistributed (overdistributed) net
 investment income (operating loss).............     2,452,122             325
Accumulated undistributed (overdistributed) net
 realized gain (loss)...........................    (7,580,731)         14,937
Net unrealized appreciation (depreciation) of
 investments....................................     3,900,748         181,219
Net unrealized appreciation (depreciation) on
 translation of assets and liabilities in
 foreign currencies.............................          (222)             --
                                                  ------------    ------------
                                Total Net Assets  $ 91,488,956    $  3,721,557
                                                  ============    ============
CAPITAL STOCK (PAR VALUE: $.01 A SHARE):
Shares authorized...............................   100,000,000     100,000,000
Shares issued and outstanding...................     9,359,400         336,743
NET ASSET VALUE PER SHARE ......................  $       9.78    $      11.05
                                                  ============    ============



See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2005
 -------------------------------------------------------------------------------

                                                INTERNATIONAL    INTERNATIONAL
                                                  EMERGING         SMALLCAP
                                               MARKETS ACCOUNT      ACCOUNT
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT COST ...........   $ 58,463,376     $113,250,257
                                                ============     ============
FOREIGN CURRENCY--AT COST ...................   $    359,522     $         --
                                                ============     ============
ASSETS
Investment in securities--at value...........   $ 71,576,112     $142,967,261
Foreign currency--at value...................        359,831               --
Cash.........................................        163,907          110,800
Receivables:
 Capital Shares sold.........................        141,765           86,252
 Dividends and interest......................        133,333          185,265
 Investment securities sold..................             --        1,685,779
                                                ------------     ------------
                                 Total Assets     72,374,948      145,035,357
LIABILITIES
Accrued management and investment advisory
 fees........................................         17,071           32,497
Accrued directors' expenses..................          1,078            1,052
Accrued other expenses.......................         49,489           38,846
Payables:
 Deferred foreign tax........................         48,388               --
 Investment securities purchased.............        620,026        1,508,776
                                                ------------     ------------
                            Total Liabilities        736,052        1,581,171
                                                ------------     ------------
NET ASSETS APPLICABLE TO OUTSTANDING SHARES .   $ 71,638,896     $143,454,186
                                                ============     ============

NET ASSETS CONSIST OF:
Capital Shares and additional paid-in-capital   $ 55,844,840     $ 89,463,981
Accumulated undistributed (overdistributed)
 net investment income (operating loss)......        (41,309)         670,032
Accumulated undistributed (overdistributed)
 net realized gain (loss)....................      2,772,803       23,610,519
Net unrealized appreciation (depreciation) of
 investments.................................     13,064,348       29,717,004
Net unrealized appreciation (depreciation) on
 translation of assets and liabilities in
 foreign currencies..........................         (1,786)          (7,350)
                                                ------------     ------------
                             Total Net Assets   $ 71,638,896     $143,454,186
                                                ============     ============
CAPITAL STOCK (PAR VALUE: $.01 A SHARE):
Shares authorized............................    100,000,000      100,000,000
Shares issued and outstanding................      4,473,140        6,376,973
NET ASSET VALUE PER SHARE ...................   $      16.02     $      22.50
                                                ============     ============



See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2005
 -------------------------------------------------------------------------------

                                                GOVERNMENT
                                              & HIGH QUALITY        GROWTH
                                            BOND ACCOUNT /(A)/      ACCOUNT
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT COST ........    $366,497,566       $104,292,915
                                              ============       ============
ASSETS
Investment in securities--at value........    $364,644,238       $123,161,523
Cash......................................          67,543              1,110
Receivables:
 Capital Shares sold......................              --             12,908
 Dividends and interest...................       1,960,182             75,940
 Investment securities sold...............         492,402          1,321,499
 Unrealized gain on swap agreements.......          34,509                 --
                                              ------------       ------------
                              Total Assets     367,198,874        124,572,980
LIABILITIES
Accrued management and investment advisory
 fees.....................................          27,000             14,461
Accrued directors' expenses...............           1,077              1,078
Accrued other expenses....................           3,719                986
Payables:
 Capital Shares reacquired................         717,133             15,409
 Indebtedness.............................              --            287,000
 Investment securities purchased..........      50,361,305                 --
 Unrealized loss on swap agreements.......          41,197                 --
                                              ------------       ------------
                         Total Liabilities      51,151,431            318,934
                                              ------------       ------------
NET ASSETS APPLICABLE TO OUTSTANDING
 SHARES ..................................    $316,047,443       $124,254,046
                                              ============       ============

NET ASSETS CONSIST OF:
Capital Shares and additional
 paid-in-capital..........................    $310,541,230       $186,249,010
Accumulated undistributed
 (overdistributed) net investment income
 (operating loss).........................      12,744,647            328,322
Accumulated undistributed
 (overdistributed) net realized gain
 (loss)...................................      (5,378,418)       (81,191,894)
Net unrealized appreciation (depreciation)
 of investments...........................      (1,860,016)        18,868,608
                                              ------------       ------------
                          Total Net Assets    $316,047,443       $124,254,046
                                              ============       ============
CAPITAL STOCK (PAR VALUE: $.01 A SHARE):
Shares authorized.........................     100,000,000        100,000,000
Shares issued and outstanding.............      27,826,735          9,347,016
NET ASSET VALUE PER SHARE ................    $      11.36       $      13.29
                                              ============       ============



/(a) /Effective November 19, 2005, Government Securities Account changed its name to Government & High Quality Bond Account.
See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2005
 -------------------------------------------------------------------------------

                                                                   LARGECAP
                                              LARGECAP BLEND     GROWTH EQUITY
                                                  ACCOUNT           ACCOUNT
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT COST .........   $124,699,760       $ 32,390,536
                                              ============       ============
ASSETS
Investment in securities--at value.........   $134,196,586/(a)/  $ 34,637,955
Cash.......................................      2,389,667          2,171,549
Receivables:
 Capital Shares sold.......................        147,030             69,674
 Dividends and interest....................        212,233             48,497
 Investment securities sold................        394,713                 --
                                              ------------       ------------
                               Total Assets    137,340,229         36,927,675
LIABILITIES
Accrued management and investment advisory
 fees......................................         19,474              7,128
Accrued directors' expenses................          1,078              1,077
Accrued other expenses.....................          3,142              2,281
Payables:
 Investment securities purchased...........      1,516,083                 --
 Variation margin on futures contracts.....          3,975              5,300
Collateral obligation on securities loaned,
 at value..................................        724,000                 --
                                              ------------       ------------
                          Total Liabilities      2,267,752             15,786
                                              ------------       ------------
NET ASSETS APPLICABLE TO OUTSTANDING SHARES   $135,072,477       $ 36,911,889
                                              ============       ============

NET ASSETS CONSIST OF:
Capital Shares and additional
 paid-in-capital...........................   $120,384,381       $ 37,751,349
Accumulated undistributed (overdistributed)
 net investment income (operating loss)....      1,037,717              1,154
Accumulated undistributed (overdistributed)
 net realized gain (loss)..................      4,163,198         (3,064,322)
Net unrealized appreciation (depreciation)
 of investments............................      9,487,181          2,223,708
                                              ------------       ------------
                           Total Net Assets   $135,072,477       $ 36,911,889
                                              ============       ============
CAPITAL STOCK (PAR VALUE: $.01 A SHARE):
Shares authorized..........................    100,000,000        100,000,000
Shares issued and outstanding..............     12,076,152          7,754,917
NET ASSET VALUE PER SHARE .................   $      11.19       $       4.76
                                              ============       ============



/(a) /Includes fair market value of securities loaned, see "Securities Lending"
  in Notes to Financial Statements.
See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2005
 -------------------------------------------------------------------------------

                                             LARGECAP STOCK     LARGECAP VALUE
                                              INDEX ACCOUNT        ACCOUNT
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT COST            $168,274,246        $101,338,477
                                             ============        ============
ASSETS
Investment in securities--at value........   $179,382,270/(a)/   $115,237,187
Cash......................................          9,877           8,079,446
Receivables:
 Capital Shares sold......................        198,872             133,969
 Dividends and interest...................        227,270             148,904
 Investment securities sold...............             --              25,548
                                             ------------        ------------
                              Total Assets    179,818,289         123,625,054
LIABILITIES
Accrued management and investment advisory
 fees.....................................         12,065              17,594
Accrued directors' expenses...............          1,052               1,078
Accrued other expenses....................          5,306               1,327
Payables:
 Investment securities purchased..........        475,220           1,384,133
 Variation margin on futures contracts....         10,600                  --
Collateral obligation on securities
 loaned, at value.........................        171,000                  --
                                             ------------        ------------
                         Total Liabilities        675,243           1,404,132
                                             ------------        ------------
NET ASSETS APPLICABLE TO OUTSTANDING
 SHARES ..................................   $179,143,046        $122,220,922
                                             ============        ============

NET ASSETS CONSIST OF:
Capital Shares and additional
 paid-in-capital..........................   $170,733,013        $104,200,285
Accumulated undistributed
 (overdistributed) net investment income
 (operating loss).........................      2,506,617           1,487,947
Accumulated undistributed
 (overdistributed) net realized gain
 (loss)...................................     (5,171,458)          2,633,980
Net unrealized appreciation (depreciation)
 of investments...........................     11,074,874          13,898,710
                                             ------------        ------------
                          Total Net Assets   $179,143,046        $122,220,922
                                             ============        ============
CAPITAL STOCK (PAR VALUE: $.01 A SHARE):
Shares authorized.........................    100,000,000         100,000,000
Shares issued and outstanding.............     19,553,429           9,815,231
NET ASSET VALUE PER SHARE ................   $       9.16        $      12.45
                                             ============        ============



/(a) /Includes fair market value of securities loaned, see "Securities Lending" in Notes to Financial Statements.

See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2005
 -------------------------------------------------------------------------------

                                               MIDCAP          MIDCAP GROWTH
                                               ACCOUNT            ACCOUNT
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT COST ......   $353,642,250       $ 56,225,270
                                           ============       ============
ASSETS
Investment in securities--at value......   $423,145,860/(a)/  $67,317,512/(a)/
Cash....................................          9,927          1,012,030
Receivables:
 Capital Shares sold....................        123,520             22,189
 Dividends and interest.................        169,568             55,098
 Investment securities sold.............      1,360,620            249,497
                                           ------------       ------------
                            Total Assets    424,809,495         68,656,326
LIABILITIES
Accrued management and investment
 advisory fees..........................         46,107             11,918
Accrued directors' expenses.............          1,078              1,078
Accrued other expenses..................          3,143              1,055
Payables:
 Capital Shares reacquired..............             28              8,946
 Investment securities purchased........      1,525,495             30,569
Collateral obligation on securities
 loaned, at value.......................      2,422,000            132,000
                                           ------------       ------------
                       Total Liabilities      3,997,851            185,566
                                           ------------       ------------
NET ASSETS APPLICABLE TO OUTSTANDING
 SHARES ................................   $420,811,644       $ 68,470,760
                                           ============       ============

NET ASSETS CONSIST OF:
Capital Shares and additional
 paid-in-capital........................   $295,687,872       $ 55,465,719
Accumulated undistributed
 (overdistributed) net investment income
 (operating loss).......................      4,495,924                 --
Accumulated undistributed
 (overdistributed) net realized gain
 (loss).................................     51,124,238          1,912,799
Net unrealized appreciation
 (depreciation) of investments..........     69,503,610         11,092,242
                                           ------------       ------------
                        Total Net Assets   $420,811,644       $ 68,470,760
                                           ============       ============
CAPITAL STOCK (PAR VALUE: $.01 A SHARE):
Shares authorized.......................    100,000,000        100,000,000
Shares issued and outstanding...........      9,891,748          6,121,091
NET ASSET VALUE PER SHARE ..............   $      42.54       $      11.19
                                           ============       ============



/(a) /Includes fair market value of securities loaned, see "Securities Lending"
  in Notes to Financial Statements.
See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2005
 -------------------------------------------------------------------------------

                                                MIDCAP VALUE      MONEY MARKET
                                                   ACCOUNT          ACCOUNT
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT COST ..........   $ 99,862,836       $149,910,182
                                               ============       ============
ASSETS
Investment in securities--at value..........   $110,037,470/(a)/  $149,910,182
Cash........................................      3,748,095              5,044
Receivables:
 Capital Shares sold........................        228,723            711,050
 Dividends and interest.....................        102,434             45,277
                                               ------------       ------------
                                Total Assets    114,116,722        150,671,553
LIABILITIES
Accrued management and investment advisory
 fees.......................................         22,646             13,854
Accrued directors' expenses.................          1,078              1,077
Accrued other expenses......................          1,978              3,166
Payables:
 Capital Shares reacquired..................             --                 26
 Investment securities purchased............        168,459                 --
Collateral obligation on securities loaned,
 at value...................................      1,486,000                 --
                                               ------------       ------------
                           Total Liabilities      1,680,161             18,123
                                               ------------       ------------
NET ASSETS APPLICABLE TO OUTSTANDING SHARES    $112,436,561       $150,653,430
                                               ============       ============

NET ASSETS CONSIST OF:
Capital Shares and additional
 paid-in-capital............................   $ 89,701,044       $150,653,430
Accumulated undistributed (overdistributed)
 net investment income (operating loss).....        301,587                 --
Accumulated undistributed (overdistributed)
 net realized gain (loss)...................     12,259,296                 --
Net unrealized appreciation (depreciation)
 of investments.............................     10,174,634                 --
                                               ------------       ------------
                            Total Net Assets   $112,436,561       $150,653,430
                                               ============       ============
CAPITAL STOCK (PAR VALUE: $.01 A SHARE):
Shares authorized...........................    100,000,000        500,000,000
Shares issued and outstanding...............      6,785,574        150,653,430
NET ASSET VALUE PER SHARE ..................   $      16.57       $      1.000
                                               ============       ============



/(a) /Includes fair market value of securities loaned, see "Securities Lending"
  in Notes to Financial Statements.
See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2005
 -------------------------------------------------------------------------------

                                                   PRINCIPAL       PRINCIPAL
                                                 LIFETIME 2010   LIFETIME 2020
                                                    ACCOUNT         ACCOUNT
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN AFFILIATED SECURITIES--AT COST ..  $ 12,579,809    $ 25,809,420
                                                 ============    ============
ASSETS
Investment in affiliated securities--at value..  $ 12,914,261    $ 26,697,419
Receivables:
 Capital Shares sold...........................        16,204          56,732
 Dividends and interest........................           290              --
 Expense reimbursement from Manager............           920             980
                                                 ------------    ------------
                                   Total Assets    12,931,675      26,755,131
LIABILITIES
Accrued management and investment advisory fees           302             610
Accrued directors' expenses....................         1,078           1,078
Accrued other expenses.........................           317             306
                                                 ------------    ------------
                              Total Liabilities         1,697           1,994
                                                 ------------    ------------
NET ASSETS APPLICABLE TO OUTSTANDING SHARES ...  $ 12,929,978    $ 26,753,137
                                                 ============    ============

NET ASSETS CONSIST OF:
Capital Shares and additional paid-in-capital..  $ 12,586,204    $ 25,865,292
Accumulated undistributed (overdistributed) net
 investment income (operating loss)............         9,250              --
Accumulated undistributed (overdistributed) net
 realized gain (loss)..........................            72            (154)
Net unrealized appreciation (depreciation) of
 investments...................................       334,452         887,999
                                                 ------------    ------------
                               Total Net Assets  $ 12,929,978    $ 26,753,137
                                                 ============    ============
CAPITAL STOCK (PAR VALUE: $.01 A SHARE):
Shares authorized..............................   100,000,000     100,000,000
Shares issued and outstanding..................     1,137,101       2,303,410
NET ASSET VALUE PER SHARE .....................  $      11.37    $      11.61
                                                 ============    ============



See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2005
 -------------------------------------------------------------------------------

                                                   PRINCIPAL       PRINCIPAL
                                                 LIFETIME 2030   LIFETIME 2040
                                                    ACCOUNT         ACCOUNT
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN AFFILIATED SECURITIES--AT COST ..  $  3,780,348    $  1,797,100
                                                 ============    ============
ASSETS
Investment in affiliated securities--at value..  $  3,907,560    $  1,893,852
Receivables:
 Capital Shares sold...........................        10,714              --
 Expense reimbursement from Manager............           986           1,000
                                                 ------------    ------------
                                   Total Assets     3,919,260       1,894,852
LIABILITIES
Accrued management and investment advisory fees            90              44
Accrued directors' expenses....................         1,078           1,053
Accrued other expenses.........................           317             316
Payables:
 Capital Shares reacquired.....................            --              54
                                                 ------------    ------------
                              Total Liabilities         1,485           1,467
                                                 ------------    ------------
NET ASSETS APPLICABLE TO OUTSTANDING SHARES ...  $  3,917,775    $  1,893,385
                                                 ============    ============

NET ASSETS CONSIST OF:
Capital Shares and additional paid-in-capital..  $  3,789,130    $  1,795,356
Accumulated undistributed (overdistributed) net
 investment income (operating loss)............         1,030             888
Accumulated undistributed (overdistributed) net
 realized gain (loss)..........................           403             389
Net unrealized appreciation (depreciation) of
 investments...................................       127,212          96,752
                                                 ------------    ------------
                               Total Net Assets  $  3,917,775    $  1,893,385
                                                 ============    ============
CAPITAL STOCK (PAR VALUE: $.01 A SHARE):
Shares authorized..............................   100,000,000     100,000,000
Shares issued and outstanding..................       336,841         160,226
NET ASSET VALUE PER SHARE .....................  $      11.63    $      11.82
                                                 ============    ============



See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2005
 -------------------------------------------------------------------------------

                                              PRINCIPAL     PRINCIPAL LIFETIME
                                            LIFETIME 2050    STRATEGIC INCOME
                                               ACCOUNT           ACCOUNT
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN AFFILIATED SECURITIES--AT
 COST ....................................  $  1,079,329       $  5,300,381
                                            ============       ============
ASSETS
Investment in affiliated securities--at
 value....................................  $  1,120,753       $  5,445,024
Receivables:
 Capital Shares sold......................        39,966             18,705
 Dividends and interest...................            --                266
 Expense reimbursement from Manager.......         1,003                981
                                            ------------       ------------
                              Total Assets     1,161,722          5,464,976
LIABILITIES
Accrued management and investment advisory
 fees.....................................            25                125
Accrued directors' expenses...............         1,052              1,052
Accrued other expenses....................           317                319
                                            ------------       ------------
                         Total Liabilities         1,394              1,496
                                            ------------       ------------
NET ASSETS APPLICABLE TO OUTSTANDING
 SHARES ..................................  $  1,160,328       $  5,463,480
                                            ============       ============

NET ASSETS CONSIST OF:
Capital Shares and additional
 paid-in-capital..........................  $  1,118,450       $  5,302,756
Accumulated undistributed
 (overdistributed) net investment income
 (operating loss).........................           346             12,752
Accumulated undistributed
 (overdistributed) net realized gain
 (loss)...................................           108              3,329
Net unrealized appreciation (depreciation)
 of investments...........................        41,424            144,643
                                            ------------       ------------
                          Total Net Assets  $  1,160,328       $  5,463,480
                                            ============       ============
CAPITAL STOCK (PAR VALUE: $.01 A SHARE):
Shares authorized.........................   100,000,000        100,000,000
Shares issued and outstanding.............        97,905            494,471
NET ASSET VALUE PER SHARE ................  $      11.85       $      11.05
                                            ============       ============



See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2005
 -------------------------------------------------------------------------------

                                          REAL ESTATE           SHORT-TERM
                                       SECURITIES ACCOUNT   BOND ACCOUNT /(A)/
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT COST ...     $127,976,044        $ 86,937,837
                                          ============        ============
ASSETS
Investment in securities--at value...     $177,914,188        $ 86,140,220
Cash.................................           41,384              28,133
Receivables:
 Capital Shares sold.................          217,648             365,570
 Dividends and interest..............          920,759             653,339
 Investment securities sold..........        1,459,857              70,929
 Unrealized gain on swap agreements..               --               4,891
                                          ------------        ------------
                         Total Assets      180,553,836          87,263,082
LIABILITIES
Accrued management and investment
 advisory fees.......................           30,221               7,949
Accrued directors' expenses..........            1,053               1,053
Accrued other expenses...............            1,270               2,710
Payables:
 Investment securities purchased.....        1,599,087                  --
 Reverse repurchase agreements.......               --           3,429,254
                                          ------------        ------------
                    Total Liabilities        1,631,631           3,440,966
                                          ------------        ------------
NET ASSETS APPLICABLE TO OUTSTANDING
 SHARES .............................     $178,922,205        $ 83,822,116
                                          ============        ============

NET ASSETS CONSIST OF:
Capital Shares and additional
 paid-in-capital.....................     $115,991,577        $ 83,153,917
Accumulated undistributed
 (overdistributed) net investment
 income (operating loss).............        3,400,048           2,285,909
Accumulated undistributed
 (overdistributed) net realized gain
 (loss)..............................        9,592,436            (824,984)
Net unrealized appreciation
 (depreciation) of investments.......       49,938,144            (792,726)
                                          ------------        ------------
                     Total Net Assets     $178,922,205        $ 83,822,116
                                          ============        ============
CAPITAL STOCK (PAR VALUE: $.01 A
 SHARE):
Shares authorized....................      100,000,000         100,000,000
Shares issued and outstanding........        8,722,995           8,289,482
NET ASSET VALUE PER SHARE ...........     $      20.51        $      10.11
                                          ============        ============



/(a) /Effective November 19, 2005, Limited Term Bond Account changed its name to
  Short-Term Bond Account.
See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2005
 -------------------------------------------------------------------------------

                                              SMALLCAP        SMALLCAP GROWTH
                                               ACCOUNT            ACCOUNT
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT COST ......   $ 90,694,939       $ 53,939,439
                                           ============       ============
ASSETS
Investment in securities--at value......   $101,039,950/(a)/  $67,723,436/(a)/
Cash....................................          9,887          2,016,553
Receivables:
 Capital Shares sold....................         20,692             33,416
 Dividends and interest.................        129,998             21,299
 Investment securities sold.............             --            210,945
                                           ------------       ------------
                            Total Assets    101,200,527         70,005,649
LIABILITIES
Accrued management and investment
 advisory fees..........................         15,571             12,888
Accrued directors' expenses.............          1,053              1,053
Accrued other expenses..................          2,645              1,997
Payables:
 Capital Shares reacquired..............          4,326                 --
 Investment securities purchased........             --            256,964
Collateral obligation on securities
 loaned, at value.......................      6,701,000          3,077,000
                                           ------------       ------------
                       Total Liabilities      6,724,595          3,349,902
                                           ------------       ------------
NET ASSETS APPLICABLE TO OUTSTANDING
 SHARES ................................   $ 94,475,932       $ 66,655,747
                                           ============       ============

NET ASSETS CONSIST OF:
Capital Shares and additional
 paid-in-capital........................   $ 77,768,442       $ 92,471,524
Accumulated undistributed
 (overdistributed) net investment income
 (operating loss).......................        154,435                 --
Accumulated undistributed
 (overdistributed) net realized gain
 (loss).................................      6,208,044        (39,599,774)
Net unrealized appreciation
 (depreciation) of investments..........     10,345,011         13,783,997
                                           ------------       ------------
                        Total Net Assets   $ 94,475,932       $ 66,655,747
                                           ============       ============
CAPITAL STOCK (PAR VALUE: $.01 A SHARE):
Shares authorized.......................    100,000,000        100,000,000
Shares issued and outstanding...........      9,248,189          6,716,819
NET ASSET VALUE PER SHARE ..............   $      10.22       $       9.92
                                           ============       ============



/(a) /Includes fair market value of securities loaned, see "Securities Lending"
  in Notes to Financial Statements.
See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2005
 -------------------------------------------------------------------------------

                                                              SMALLCAP VALUE
                                                                  ACCOUNT
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT COST ........................    $107,879,093
                                                              ============
ASSETS
Investment in securities--at value........................    $129,116,027/(a)/
Cash......................................................       5,385,676
Receivables:
 Capital Shares sold......................................         206,610
 Dividends and interest...................................         185,121
 Investment securities sold...............................          27,609
                                                              ------------
                                              Total Assets     134,921,043
LIABILITIES
Accrued management and investment advisory fees...........          27,737
Accrued directors' expenses...............................           1,053
Accrued other expenses....................................           6,275
Payables:
 Investment securities purchased..........................          87,197
 Variation margin on futures contracts....................           7,660
Collateral obligation on securities loaned, at value......       2,756,000
                                                              ------------
                                         Total Liabilities       2,885,922
                                                              ------------
NET ASSETS APPLICABLE TO OUTSTANDING SHARES ..............    $132,035,121
                                                              ============

NET ASSETS CONSIST OF:
Capital Shares and additional paid-in-capital.............    $ 95,951,421
Accumulated undistributed (overdistributed) net investment
 income (operating loss)..................................         448,320
Accumulated undistributed (overdistributed) net realized
 gain (loss)..............................................      14,461,908
Net unrealized appreciation (depreciation) of investments.      21,173,472
                                                              ------------
                                          Total Net Assets    $132,035,121
                                                              ============
CAPITAL STOCK (PAR VALUE: $.01 A SHARE):
Shares authorized.........................................     100,000,000
Shares issued and outstanding.............................       7,499,161
NET ASSET VALUE PER SHARE ................................    $      17.61
                                                              ============



/(a) /Includes fair market value of securities loaned, see "Securities Lending"
  in Notes to Financial Statements.
See accompanying notes.

                            STATEMENTS OF OPERATIONS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                          YEAR ENDED DECEMBER 31, 2005
 -------------------------------------------------------------------------------

                                                    ASSET           BALANCED
                                              ALLOCATION ACCOUNT     ACCOUNT
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING LOSS)
Income:
 Dividends..................................     $1,083,223        $1,372,542
 Withholding tax on foreign dividends.......        (37,516)               --
 Interest...................................      1,316,770         2,010,202
 Securities lending.........................          8,445            19,136
                                                 ----------        ----------
                                Total Income      2,370,922         3,401,880
Expenses:
 Management and investment advisory fees....        794,369           711,012
 Custodian fees.............................         32,182            39,662
 Directors' expenses........................          5,137             5,666
 Shareholder meeting expense................          9,654            10,097
 Other expenses.............................          9,971             1,709
                                                 ----------        ----------
                              Total Expenses        851,313           768,146
                                                 ----------        ----------
      Net Investment Income (Operating Loss)      1,519,609         2,633,734

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) from:
 Investment transactions....................      3,190,458         5,939,588
 Foreign currency transactions..............       (633,284)               --
 Futures contracts..........................      2,285,141                --
Change in unrealized
 appreciation/depreciation of:
 Investments................................       (856,253)         (811,435)
 Futures contracts..........................        138,283                --
 Translation of assets and liabilities in
  foreign currencies........................       (207,644)               --
                                                 ----------        ----------
  Net Realized and Unrealized Gain (Loss) on
          Investments and Foreign Currencies      3,916,701         5,128,153
                                                 ----------        ----------
       Net Increase (Decrease) in Net Assets
                   Resulting from Operations     $5,436,310        $7,761,887
                                                 ==========        ==========



See accompanying notes.

                            STATEMENTS OF OPERATIONS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                          YEAR ENDED DECEMBER 31, 2005
 -------------------------------------------------------------------------------

                                                      BOND       CAPITAL VALUE
                                                    ACCOUNT         ACCOUNT
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING LOSS)
Income:
 Dividends......................................  $        --    $  5,717,375
 Interest.......................................   14,324,355          49,388
 Securities lending.............................        5,325           4,393
                                                  -----------    ------------
                                    Total Income   14,329,680       5,771,156
Expenses:
 Management and investment advisory fees........    1,370,420       1,547,178
 Custodian fees.................................       16,809           8,121
 Directors' expenses............................        8,160           7,769
 Shareholder meeting expense....................       28,473           9,201
 Other expenses.................................        3,013           3,622
                                                  -----------    ------------
                                  Total Expenses    1,426,875       1,575,891
                                                  -----------    ------------
          Net Investment Income (Operating Loss)   12,902,805       4,195,265

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) from:
 Investment transactions........................     (520,882)     23,539,428
 Futures contracts..............................           --         (71,329)
 Swap agreements................................      (82,570)             --
Change in unrealized appreciation/depreciation
 of:
 Investments....................................   (4,640,339)    (10,761,747)
 Futures contracts..............................           --         (36,614)
 Swap agreements................................      (24,575)             --
                                                  -----------    ------------
      Net Realized and Unrealized Gain (Loss) on
              Investments and Foreign Currencies   (5,268,366)     12,669,738
                                                  -----------    ------------
 Net Increase (Decrease) in Net Assets Resulting
                                 from Operations  $ 7,634,439    $ 16,865,003
                                                  ===========    ============



See accompanying notes.

                            STATEMENTS OF OPERATIONS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                          YEAR ENDED DECEMBER 31, 2005
 -------------------------------------------------------------------------------

                                              DIVERSIFIED        EQUITY GROWTH
                                         INTERNATIONAL ACCOUNT      ACCOUNT
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING LOSS)
Income:
 Dividends.............................      $ 6,030,737          $ 1,985,793
 Withholding tax on foreign dividends..         (727,012)                  --
 Interest..............................          122,137               53,943
 Securities lending....................          122,412               12,215
                                             -----------          -----------
                           Total Income        5,548,274            2,051,951
Expenses:
 Management and investment advisory
  fees.................................        2,099,980            2,016,294
 Custodian fees........................          283,000                1,849
 Directors' expenses...................            7,961                9,027
 Shareholder meeting expense...........           19,445               19,662
 Other expenses........................            6,371                2,217
                                             -----------          -----------
                   Total Gross Expenses        2,416,757            2,049,049
 Less: Fees paid indirectly............            5,551                   --
                                             -----------          -----------
                     Total Net Expenses        2,411,206            2,049,049
                                             -----------          -----------
 Net Investment Income (Operating Loss)        3,137,068                2,902

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) from:
 Investment transactions (net of
  foreign taxes of $14,170 and $0,
  respectively)........................       33,550,921           17,326,849
 Foreign currency transactions.........         (197,581)                  --
Change in unrealized
 appreciation/depreciation of:
 Investments (net of deferred foreign
  tax payable of $21,264 and $0,
  respectively)........................       19,267,173            1,710,430
 Translation of assets and liabilities
  in foreign currencies................          (16,286)                  --
                                             -----------          -----------
Net Realized and Unrealized Gain (Loss)
  on Investments and Foreign Currencies       52,604,227           19,037,279
                                             -----------          -----------
  Net Increase (Decrease) in Net Assets
              Resulting from Operations      $55,741,295          $19,040,181
                                             ===========          ===========



See accompanying notes.

                            STATEMENTS OF OPERATIONS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                          YEAR ENDED DECEMBER 31, 2005
 -------------------------------------------------------------------------------

                                                  EQUITY INCOME   EQUITY VALUE
                                                     ACCOUNT        ACCOUNT
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING LOSS)
Income:
 Dividends......................................   $2,680,527      $ 65,066
 Withholding tax on foreign dividends...........      (52,433)           21
 Interest.......................................      209,223         1,535
 Securities lending.............................           --            26
                                                   ----------      --------
                                    Total Income    2,837,317        66,648
Expenses:
 Management and investment advisory fees........      371,535        23,031
 Custodian fees.................................       22,770         4,789
 Directors' expenses............................        3,900         2,680
 Shareholder meeting expense....................        6,105           230
 Other expenses.................................        1,060            29
                                                   ----------      --------
                            Total Gross Expenses      405,370        30,759
 Less: Reimbursement from Manager...............           --           955
                                                   ----------      --------
                              Total Net Expenses      405,370        29,804
                                                   ----------      --------
          Net Investment Income (Operating Loss)    2,431,947        36,844

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) from:
 Investment transactions........................    4,017,052       103,595
 Foreign currency transactions..................       (2,555)           --
Change in unrealized appreciation/depreciation
 of:
 Investments....................................     (971,831)      (21,898)
 Translation of assets and liabilities in
  foreign currencies............................         (687)           --
                                                   ----------      --------
      Net Realized and Unrealized Gain (Loss) on
                                 Investments and
                              Foreign Currencies    3,041,979        81,697
                                                   ----------      --------
 Net Increase (Decrease) in Net Assets Resulting
                                 from Operations   $5,473,926      $118,541
                                                   ==========      ========



See accompanying notes.

                            STATEMENTS OF OPERATIONS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                          YEAR ENDED DECEMBER 31, 2005
 -------------------------------------------------------------------------------

                                                   GOVERNMENT
                                                 & HIGH QUALITY      GROWTH
                                                  BOND ACCOUNT      ACCOUNT
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING LOSS)
Income:
 Dividends.....................................   $     2,252     $ 1,021,541
 Interest......................................    14,114,493          92,934
 Securities lending............................         6,502             969
                                                  -----------     -----------
                                   Total Income    14,123,247       1,115,444
Expenses:
 Management and investment advisory fees.......     1,435,824         760,105
 Custodian fees................................        10,029           6,042
 Directors' expenses...........................         8,565           5,074
 Shareholder meeting expense...................        34,010          12,400
 Other expenses................................         5,467           2,769
                                                  -----------     -----------
                                 Total Expenses     1,493,895         786,390
                                                  -----------     -----------
         Net Investment Income (Operating Loss)    12,629,352         329,054

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) from:
 Investment transactions.......................    (1,805,460)     (1,351,694)
 Swap agreements...............................      (213,590)             --
Change in unrealized appreciation/depreciation
 of:
 Investments...................................    (4,105,820)     15,419,015
 Swap agreements...............................        (6,688)             --
                                                  -----------     -----------
     Net Realized and Unrealized Gain (Loss) on
                                Investments and
                             Foreign Currencies    (6,131,558)     14,067,321
                                                  -----------     -----------
Net Increase (Decrease) in Net Assets Resulting
                                from Operations   $ 6,497,794     $14,396,375
                                                  ===========     ===========



See accompanying notes.

                            STATEMENTS OF OPERATIONS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                          YEAR ENDED DECEMBER 31, 2005
 -------------------------------------------------------------------------------

                                                INTERNATIONAL    INTERNATIONAL
                                                  EMERGING         SMALLCAP
                                               MARKETS ACCOUNT      ACCOUNT
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING LOSS)
Income:
 Dividends...................................   $ 1,871,118      $ 2,416,849
 Withholding tax on foreign dividends........      (191,363)        (263,685)
 Interest....................................        23,846           69,256
 Securities lending..........................         1,429           56,316
                                                -----------      -----------
                                 Total Income     1,705,030        2,278,736
Expenses:
 Management and investment advisory fees.....       698,756        1,392,029
 Custodian fees..............................       187,000          142,000
 Directors' expenses.........................         3,799            5,182
 Shareholder meeting expense.................         4,023            6,903
 Other expenses..............................         6,267            1,519
                                                -----------      -----------
                         Total Gross Expenses       899,845        1,547,633
 Less: Fees paid indirectly..................         4,810              722
                                                -----------      -----------
                           Total Net Expenses       895,035        1,546,911
                                                -----------      -----------
       Net Investment Income (Operating Loss)       809,995          731,825

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) from:
 Investment transactions (net of foreign
  taxes of $25,622; and $0, respectively)....    11,305,105       23,703,357
 Foreign currency transactions...............      (177,609)         (42,823)
Change in unrealized
 appreciation/depreciation of:
 Investments (net of deferred foreign tax
  payable of $48,388; and $0, respectively)..     5,868,129        7,177,554
 Translation of assets and liabilities in
  foreign currencies.........................        (9,364)          (6,829)
                                                -----------      -----------
   Net Realized and Unrealized Gain (Loss) on
           Investments and Foreign Currencies    16,986,261       30,831,259
                                                -----------      -----------
        Net Increase (Decrease) in Net Assets
                    Resulting from Operations   $17,796,256      $31,563,084
                                                ===========      ===========



See accompanying notes.

                            STATEMENTS OF OPERATIONS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                          YEAR ENDED DECEMBER 31, 2005
 -------------------------------------------------------------------------------

                                                                   LARGECAP
                                                LARGECAP BLEND   GROWTH EQUITY
                                                   ACCOUNT          ACCOUNT
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING LOSS)
Income:
 Dividends....................................   $1,860,868       $  392,662
 Interest.....................................       18,834           18,762
 Securities lending...........................        2,967               --
                                                 ----------       ----------
                                  Total Income    1,882,669          411,424
Expenses:
 Management and investment advisory fees......      813,224          325,795
 Custodian fees...............................       15,600           16,004
 Directors' expenses..........................        4,717            3,453
 Shareholder meeting expense..................       10,482            8,048
 Other expenses...............................          908              415
                                                 ----------       ----------
                                Total Expenses      844,931          353,715
                                                 ----------       ----------
        Net Investment Income (Operating Loss)    1,037,738           57,709

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) from:
 Investment transactions......................    4,240,393          967,499
 Futures contracts............................       40,640           (1,845)
Change in unrealized appreciation/depreciation
 of:
 Investments..................................      378,444          153,726
 Futures contracts............................      (23,398)         (29,859)
                                                 ----------       ----------
    Net Realized and Unrealized Gain (Loss) on
            Investments and Foreign Currencies    4,636,079        1,089,521
                                                 ----------       ----------
         Net Increase (Decrease) in Net Assets
                     Resulting from Operations   $5,673,817       $1,147,230
                                                 ==========       ==========



See accompanying notes.

                            STATEMENTS OF OPERATIONS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                          YEAR ENDED DECEMBER 31, 2005
 -------------------------------------------------------------------------------

                                               LARGECAP STOCK   LARGECAP VALUE
                                               INDEX ACCOUNT       ACCOUNT
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING LOSS)
Income:
 Dividends...................................   $2,945,524        $2,191,753
 Interest....................................      178,265            49,542
 Securities lending..........................        6,123               314
                                                ----------        ----------
                                 Total Income    3,129,912         2,241,609
Expenses:
 Management and investment advisory fees.....      577,607           735,546
 Custodian fees..............................       13,609             3,810
 Directors' expenses.........................        6,487             4,591
 Shareholder meeting expense.................       21,257             8,481
 Other expenses..............................        3,491               781
                                                ----------        ----------
                               Total Expenses      622,451           753,209
                                                ----------        ----------
       Net Investment Income (Operating Loss)    2,507,461         1,488,400

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) from:
 Investment transactions.....................     (207,965)        2,634,112
 Investment transactions in affiliates.......       58,030                --
 Futures contracts...........................      444,843                --
Change in unrealized
 appreciation/depreciation of:
 Investments.................................    4,985,015         1,527,850
 Investments in affiliates...................      (47,008)               --
 Futures contracts...........................      (81,750)               --
                                                ----------        ----------
   Net Realized and Unrealized Gain (Loss) on
           Investments and Foreign Currencies    5,151,165         4,161,962
                                                ----------        ----------
        Net Increase (Decrease) in Net Assets
                    Resulting from Operations   $7,658,626        $5,650,362
                                                ==========        ==========



See accompanying notes.

                            STATEMENTS OF OPERATIONS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                          YEAR ENDED DECEMBER 31, 2005
 -------------------------------------------------------------------------------

                                                    MIDCAP       MIDCAP GROWTH
                                                    ACCOUNT         ACCOUNT
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING LOSS)
Income:
 Dividends.....................................  $  6,723,746     $  465,340
 Interest......................................       102,728          7,136
 Securities lending............................         1,749          3,700
                                                 ------------     ----------
                                   Total Income     6,828,223        476,176
Expenses:
 Management and investment advisory fees.......     2,291,867        555,783
 Custodian fees................................        13,665          2,274
 Directors' expenses...........................        11,549          3,958
 Shareholder meeting expense...................        11,576          7,000
 Other expenses................................         3,642          1,083
                                                 ------------     ----------
                                 Total Expenses     2,332,299        570,098
                                                 ------------     ----------
         Net Investment Income (Operating Loss)     4,495,924        (93,922)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) from:
 Investment transactions.......................    51,233,120      7,887,930
Change in unrealized appreciation/depreciation
 of:
 Investments...................................   (19,943,847)       380,750
                                                 ------------     ----------
     Net Realized and Unrealized Gain (Loss) on
             Investments and Foreign Currencies    31,289,273      8,268,680
                                                 ------------     ----------
Net Increase (Decrease) in Net Assets Resulting
                                from Operations  $ 35,785,197     $8,174,758
                                                 ============     ==========



See accompanying notes.

                            STATEMENTS OF OPERATIONS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                          YEAR ENDED DECEMBER 31, 2005
 -------------------------------------------------------------------------------

                                                   MIDCAP VALUE   MONEY MARKET
                                                     ACCOUNT        ACCOUNT
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING LOSS)
Income:
 Dividends.......................................  $ 1,250,274     $       --
 Interest........................................       41,920      4,631,505
 Securities lending..............................        6,861             --
                                                   -----------     ----------
                                     Total Income    1,299,055      4,631,505
Expenses:
 Management and investment advisory fees.........      977,864        687,456
 Custodian fees..................................        7,605          9,258
 Directors' expenses.............................        4,689          5,323
 Shareholder meeting expense.....................        6,459        160,801
 Other expenses..................................          851          1,044
                                                   -----------     ----------
                                   Total Expenses      997,468        863,882
                                                   -----------     ----------
           Net Investment Income (Operating Loss)      301,587      3,767,623

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) from:
 Investment transactions.........................   12,350,664             --
Change in unrealized appreciation/depreciation
 of:
 Investments.....................................   (2,671,959)            --
                                                   -----------     ----------
       Net Realized and Unrealized Gain (Loss) on
               Investments and Foreign Currencies    9,678,705             --
                                                   -----------     ----------
  Net Increase (Decrease) in Net Assets Resulting
                                  from Operations  $ 9,980,292     $3,767,623
                                                   ===========     ==========



See accompanying notes.

                            STATEMENTS OF OPERATIONS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                          YEAR ENDED DECEMBER 31, 2005
 -------------------------------------------------------------------------------

                                                   PRINCIPAL       PRINCIPAL
                                                 LIFETIME 2010   LIFETIME 2020
                                                    ACCOUNT         ACCOUNT
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING LOSS)
Income:
 Dividends from affiliates.....................    $ 16,038        $  2,427
                                                   --------        --------
                                   Total Income      16,038           2,427
Expenses:
 Management and investment advisory fees.......       5,196          10,624
 Custodian fees................................         374             380
 Directors' expenses...........................       2,735           2,744
 Shareholder meeting expense...................          18              52
 Other expenses................................          37              54
                                                   --------        --------
                           Total Gross Expenses       8,360          13,854
 Less: Reimbursement from Manager..............       1,572           2,576
                                                   --------        --------
                             Total Net Expenses       6,788          11,278
                                                   --------        --------
         Net Investment Income (Operating Loss)       9,250          (8,851)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) from:
 Investment transactions in affiliates.........          49             151
 Other investment companies - affiliated.......          23              23
Change in unrealized appreciation/depreciation
 of:
 Investments in affiliates.....................     333,742         886,995
                                                   --------        --------
     Net Realized and Unrealized Gain (Loss) on
             Investments and Foreign Currencies     333,814         887,169
                                                   --------        --------
Net Increase (Decrease) in Net Assets Resulting
                                from Operations    $343,064        $878,318
                                                   ========        ========



See accompanying notes.

                            STATEMENTS OF OPERATIONS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                          YEAR ENDED DECEMBER 31, 2005
 -------------------------------------------------------------------------------

                                                   PRINCIPAL       PRINCIPAL
                                                 LIFETIME 2030   LIFETIME 2040
                                                    ACCOUNT         ACCOUNT
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING LOSS)
Income:
 Dividends from affiliates.....................    $  3,014         $ 1,843
                                                   --------         -------
                                   Total Income       3,014           1,843
Expenses:
 Management and investment advisory fees.......       1,519             893
 Custodian fees................................         382             380
 Directors' expenses...........................       2,734           2,709
 Shareholder meeting expense...................          23              19
 Other expenses................................          23              21
                                                   --------         -------
                           Total Gross Expenses       4,681           4,022
 Less: Reimbursement from Manager..............       2,697           3,068
                                                   --------         -------
                             Total Net Expenses       1,984             954
                                                   --------         -------
         Net Investment Income (Operating Loss)       1,030             889

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) from:
 Investment transactions in affiliates.........         157             179
 Other investment companies - affiliated.......         247             211
Change in unrealized appreciation/depreciation
 of:
 Investments in affiliates.....................     124,970          87,601
                                                   --------         -------
     Net Realized and Unrealized Gain (Loss) on
             Investments and Foreign Currencies     125,374          87,991
                                                   --------         -------
Net Increase (Decrease) in Net Assets Resulting
                                from Operations    $126,404         $88,880
                                                   ========         =======



See accompanying notes.

                            STATEMENTS OF OPERATIONS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                          YEAR ENDED DECEMBER 31, 2005
 -------------------------------------------------------------------------------

                                              PRINCIPAL     PRINCIPAL LIFETIME
                                            LIFETIME 2050    STRATEGIC INCOME
                                               ACCOUNT           ACCOUNT
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING LOSS)
Income:
 Dividends from affiliates................     $   730           $ 15,771
                                               -------           --------
                              Total Income         730             15,771
Expenses:
 Management and investment advisory fees..         389              2,641
 Custodian fees...........................         382                374
 Directors' expenses......................       2,706              2,709
 Shareholder meeting expense..............           9                  1
 Other expenses...........................          20                 27
                                               -------           --------
                      Total Gross Expenses       3,506              5,752
 Less: Reimbursement from Manager.........       3,122              2,733
                                               -------           --------
                        Total Net Expenses         384              3,019
                                               -------           --------
    Net Investment Income (Operating Loss)         346             12,752

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) from:
 Investment transactions in affiliates....          15              3,309
 Other investment companies - affiliated..          94                 20
Change in unrealized
 appreciation/depreciation of:
 Investments in affiliates................      34,605            144,135
                                               -------           --------
Net Realized and Unrealized Gain (Loss) on
                           Investments and
                        Foreign Currencies      34,714            147,464
                                               -------           --------
     Net Increase (Decrease) in Net Assets
                 Resulting from Operations     $35,060           $160,216
                                               =======           ========



See accompanying notes.

                            STATEMENTS OF OPERATIONS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                          YEAR ENDED DECEMBER 31, 2005
 -------------------------------------------------------------------------------

                                                REAL ESTATE        SHORT-TERM
                                             SECURITIES ACCOUNT   BOND ACCOUNT
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING LOSS)
Income:
 Dividends.................................     $ 4,762,725       $       --
 Interest..................................          47,751        2,580,514
 Securities lending........................              24              334
                                                -----------       ----------
                               Total Income       4,810,500        2,580,848
Expenses:
 Management and investment advisory fees...       1,389,887          337,343
 Custodian fees............................           3,238           11,858
 Directors' expenses.......................           6,043            4,167
 Shareholder meeting expense...............           9,708            6,809
 Other expenses............................           1,408            1,155
 Reverse repurchase agreement interest
  expense..................................              --           22,581
                                                -----------       ----------
                             Total Expenses       1,410,284          383,913
                                                -----------       ----------
     Net Investment Income (Operating Loss)       3,400,216        2,196,935

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) from:
 Investment transactions...................       9,657,799         (515,509)
 Swap agreements...........................              --          (21,206)
Change in unrealized
 appreciation/depreciation of:
 Investments...............................      11,126,569         (374,837)
 Swap agreements...........................              --            4,891
                                                -----------       ----------
 Net Realized and Unrealized Gain (Loss) on
         Investments and Foreign Currencies      20,784,368         (906,661)
                                                -----------       ----------
      Net Increase (Decrease) in Net Assets
                  Resulting from Operations     $24,184,584       $1,290,274
                                                ===========       ==========



See accompanying notes.

                            STATEMENTS OF OPERATIONS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                          YEAR ENDED DECEMBER 31, 2005
 -------------------------------------------------------------------------------

                                                  SMALLCAP     SMALLCAP GROWTH
                                                  ACCOUNT          ACCOUNT
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING LOSS)
Income:
 Dividends....................................  $   879,472     $   145,684
 Interest.....................................       39,198          27,352
 Securities lending...........................       11,932           3,321
                                                -----------     -----------
                                  Total Income      930,602         176,357
Expenses:
 Management and investment advisory fees......      754,056         626,217
 Custodian fees...............................        4,874          16,714
 Directors' expenses..........................        4,709           4,211
 Shareholder meeting expense..................       10,478           7,749
 Other expenses...............................        2,050           1,185
                                                -----------     -----------
                                Total Expenses      776,167         656,076
                                                -----------     -----------
        Net Investment Income (Operating Loss)      154,435        (479,719)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) from:
 Investment transactions......................    7,170,805       8,409,276
Change in unrealized appreciation/depreciation
 of:
 Investments..................................   (1,109,022)     (3,781,803)
                                                -----------     -----------
    Net Realized and Unrealized Gain (Loss) on
            Investments and Foreign Currencies    6,061,783       4,627,473
                                                -----------     -----------
         Net Increase (Decrease) in Net Assets
                     Resulting from Operations  $ 6,216,218     $ 4,147,754
                                                ===========     ===========



See accompanying notes.

                            STATEMENTS OF OPERATIONS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                          YEAR ENDED DECEMBER 31, 2005
 -------------------------------------------------------------------------------

                                                                SMALLCAP VALUE
                                                                   ACCOUNT
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING LOSS)
Income:
 Dividends...................................................    $ 1,686,455
 Interest....................................................         58,697
 Securities lending..........................................         16,484
                                                                 -----------
                                                 Total Income      1,761,636
Expenses:
 Management and investment advisory fees.....................      1,274,392
 Custodian fees..............................................         24,577
 Directors' expenses.........................................          5,253
 Shareholder meeting expense.................................          7,685
 Other expenses..............................................            996
                                                                 -----------
                                               Total Expenses      1,312,903
                                                                 -----------
                       Net Investment Income (Operating Loss)        448,733

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
 FOREIGN CURRENCIES
Net realized gain (loss) from:
 Investment transactions.....................................     14,422,748
 Futures contracts...........................................        211,758
Change in unrealized appreciation/depreciation of:
 Investments.................................................     (7,497,346)
 Futures contracts...........................................       (134,219)
                                                                 -----------
   Net Realized and Unrealized Gain (Loss) on Investments and
                                           Foreign Currencies      7,002,941
                                                                 -----------
         Net Increase (Decrease) in Net Assets Resulting from
                                                   Operations    $ 7,451,674
                                                                 ===========



See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

                                   ASSET                        BALANCED
                             ALLOCATION ACCOUNT                 ACCOUNT
------------------------------------------------------------------------------------
                            YEAR           YEAR           YEAR            YEAR
                            ENDED          ENDED          ENDED           ENDED
                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                            2005           2004           2005            2004
                        -------------  -------------  -------------  ---------------
------------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $  1,519,609   $  1,182,911   $  2,633,734    $  2,903,757
Net realized gain
 (loss) from
 investment and
 foreign currency
 transactions.........     4,842,315      4,207,488      5,939,588       7,919,789
Change in unrealized
 appreciation/depreciation
 of investments and
 translation of assets
 and liabilities in
 foreign currencies....      (925,614)     2,725,309       (811,435)        986,558
                         ------------   ------------   ------------    ------------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations     5,436,310      8,115,708      7,761,887      11,810,104

DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment
 income................    (1,632,761)    (3,233,014)    (3,095,662)     (2,643,964)
                         ------------   ------------   ------------    ------------
    Total Dividends and
          Distributions    (1,632,761)    (3,233,014)    (3,095,662)     (2,643,964)

CAPITAL SHARE
 TRANSACTIONS
Shares sold............     6,551,874      8,744,254      5,273,973       7,937,039
Shares issued in
 reinvestment of
 dividends and
 distributions.........     1,632,761      3,233,014      3,095,662       2,643,964
Shares redeemed........   (14,481,464)   (11,735,320)   (22,656,490)    (17,934,069)
                         ------------   ------------   ------------    ------------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions    (6,296,829)       241,948    (14,286,855)     (7,353,066)
                         ------------   ------------   ------------    ------------
         Total Increase
             (Decrease)    (2,493,280)     5,124,642     (9,620,630)      1,813,074

NET ASSETS
Beginning of period....   103,130,538     98,005,896    126,547,878     124,734,804
                         ------------   ------------   ------------    ------------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $100,637,258   $103,130,538   $116,927,248    $126,547,878
                         ============   ============   ============    ============
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $    725,494   $  1,416,869   $  2,621,746    $  2,906,036
                         ============   ============   ============    ============


INCREASE (DECREASE) IN
 CAPITAL SHARES
Shares sold............       537,001        758,032        369,913         594,629
Shares issued in
 reinvestment of
 dividends and
 distributions.........       137,322        283,349        222,870         201,062
Shares redeemed........    (1,193,316)    (1,020,572)    (1,585,466)     (1,339,822)
                         ------------   ------------   ------------    ------------
Net Increase (Decrease)      (518,993)        20,809       (992,683)       (544,131)
                         ============   ============   ============    ============



See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

                                    BOND                     CAPITAL VALUE
                                  ACCOUNT                       ACCOUNT
------------------------------------------------------------------------------------
                            YEAR           YEAR           YEAR            YEAR
                            ENDED          ENDED          ENDED           ENDED
                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                            2005           2004           2005            2004
                        -------------  -------------  -------------  ---------------
------------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $ 12,902,805   $ 11,558,191   $  4,195,265    $  3,693,899
Net realized gain
 (loss) from
 investment and
 foreign currency
 transactions.........      (603,452)     3,210,738     23,468,099      24,440,071
Change in unrealized
 appreciation/depreciation
 of investments and
 translation of assets
 and liabilities in
 foreign currencies....    (4,664,914)    (1,496,544)   (10,798,361)      1,417,567
                         ------------   ------------   ------------    ------------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations     7,634,439     13,272,385     16,865,003      29,551,537

DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment
 income................   (13,174,369)   (12,457,848)       (30,727)     (3,649,034)
                         ------------   ------------   ------------    ------------
    Total Dividends and
          Distributions   (13,174,369)   (12,457,848)       (30,727)     (3,649,034)

CAPITAL SHARE
 TRANSACTIONS
Shares sold............    69,952,301     36,563,171     16,396,386      16,113,246
Shares issued in
 reinvestment of
 dividends and
 distributions.........    13,174,369     12,457,848         30,727       3,649,031
Shares redeemed........   (26,227,414)   (26,585,735)   (40,350,974)    (28,337,750)
                         ------------   ------------   ------------    ------------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions    56,899,256     22,435,284    (23,923,861)     (8,575,473)
                         ------------   ------------   ------------    ------------
         Total Increase
             (Decrease)    51,359,326     23,249,821     (7,089,585)     17,327,030

NET ASSETS
Beginning of period....   286,684,490    263,434,669    265,579,646     248,252,616
                         ------------   ------------   ------------    ------------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $338,043,816   $286,684,490   $258,490,061    $265,579,646
                         ============   ============   ============    ============
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $ 12,817,840   $ 12,008,310   $  4,195,034    $     30,496
                         ============   ============   ============    ============


INCREASE (DECREASE) IN
 CAPITAL SHARES
Shares sold............     5,862,936      3,043,041        492,747         536,063
Shares issued in
 reinvestment of
 dividends and
 distributions.........     1,115,527      1,053,073            952         113,890
Shares redeemed........    (2,193,887)    (2,206,623)    (1,219,452)       (943,640)
                         ------------   ------------   ------------    ------------
Net Increase (Decrease)     4,784,576      1,889,491       (725,753)       (293,687)
                         ============   ============   ============    ============



See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

                                DIVERSIFIED                  EQUITY GROWTH
                           INTERNATIONAL ACCOUNT                ACCOUNT
------------------------------------------------------------------------------------
                            YEAR           YEAR           YEAR            YEAR
                            ENDED          ENDED          ENDED           ENDED
                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                            2005           2004           2005            2004
                        -------------  -------------  -------------  ---------------
------------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $  3,137,068   $  2,608,511   $      2,902    $  1,579,400
Net realized gain
 (loss) from
 investment and
 foreign currency
 transactions.........    33,353,340     31,104,058     17,326,849      26,188,530
Change in unrealized
 appreciation/depreciation
 of investments and
 translation of assets
 and liabilities in
 foreign currencies....    19,250,887      4,814,058      1,710,430      (3,707,195)
                         ------------   ------------   ------------    ------------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations    55,741,295     38,526,627     19,040,181      24,060,735

DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment
 income................    (2,532,765)    (1,795,063)            --      (1,452,333)
                         ------------   ------------   ------------    ------------
    Total Dividends and
          Distributions    (2,532,765)    (1,795,063)            --      (1,452,333)

CAPITAL SHARE
 TRANSACTIONS
Shares sold............    31,714,569     30,706,201      8,137,039      11,087,480
Shares issued in
 reinvestment of
 dividends and
 distributions.........     2,532,765      1,795,063             --       1,452,333
Shares redeemed........   (20,561,829)   (10,205,769)   (33,685,342)    (27,279,170)
                         ------------   ------------   ------------    ------------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions    13,685,505     22,295,495    (25,548,303)    (14,739,357)
                         ------------   ------------   ------------    ------------
         Total Increase
             (Decrease)    66,894,035     59,027,059     (6,508,122)      7,869,045

NET ASSETS
Beginning of period....   226,753,058    167,725,999    280,699,868     272,830,823
                         ------------   ------------   ------------    ------------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $293,647,093   $226,753,058   $274,191,746    $280,699,868
                         ============   ============   ============    ============
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $  2,932,214   $  2,509,204   $      2,902    $     10,452
                         ============   ============   ============    ============


INCREASE (DECREASE) IN
 CAPITAL SHARES
Shares sold............     2,176,028      2,585,239        507,069         750,122
Shares issued in
 reinvestment of
 dividends and
 distributions.........       187,751        155,956             --          92,388
Shares redeemed........    (1,407,442)      (861,655)    (2,108,912)     (1,842,946)
                         ------------   ------------   ------------    ------------
Net Increase (Decrease)       956,337      1,879,540     (1,601,843)     (1,000,436)
                         ============   ============   ============    ============



See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

                              EQUITY INCOME                EQUITY VALUE
                                 ACCOUNT                     ACCOUNT
--------------------------------------------------------------------------------
                            YEAR          YEAR          YEAR          PERIOD
                           ENDED         ENDED         ENDED          ENDED
                        DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                            2005          2004          2005        2004 /(A)/
                        ------------  ------------  ------------  --------------
--------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $ 2,431,947   $ 1,476,263   $   36,844     $   12,212
Net realized gain
 (loss) from
 investment and
 foreign currency
 transactions.........    4,014,497     1,182,274      103,595         11,683
Change in unrealized
 appreciation/depreciation
 of investments and
 translation of assets
 and liabilities in
 foreign currencies....     (972,518)    3,712,026      (21,898)       203,117
                         -----------   -----------   ----------     ----------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations    5,473,926     6,370,563      118,541        227,012

DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment
 income................      (50,388)   (1,489,623)     (36,675)       (12,060)
From net realized gain
 on investment and
 foreign currency
 transactions..........           --            --      (98,717)        (1,620)
                         -----------   -----------   ----------     ----------
    Total Dividends and
          Distributions      (50,388)   (1,489,623)    (135,392)       (13,680)

CAPITAL SHARE
 TRANSACTIONS
Shares sold............   44,896,016    10,557,712    1,565,422      2,000,000
Shares issued in
 reinvestment of
 dividends and
 distributions.........       50,388     1,489,623       47,632             --
Shares redeemed........   (3,452,789)   (2,611,615)     (87,978)            --
                         -----------   -----------   ----------     ----------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions   41,493,615     9,435,720    1,525,076      2,000,000
                         -----------   -----------   ----------     ----------
         Total Increase
             (Decrease)   46,917,153    14,316,660    1,508,225      2,213,332

NET ASSETS
Beginning of period....   44,571,803    30,255,143    2,213,332             --
                         -----------   -----------   ----------     ----------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $91,488,956   $44,571,803   $3,721,557     $2,213,332
                         ===========   ===========   ==========     ==========
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $ 2,452,122   $    50,573   $      325     $      152
                         ===========   ===========   ==========     ==========


INCREASE (DECREASE) IN
 CAPITAL SHARES
Shares sold............    4,774,251     1,288,421      140,346        200,000
Shares issued in
 reinvestment of
 dividends and
 distributions.........        5,643       166,811        4,280             --
Shares redeemed........     (369,598)     (320,010)      (7,883)            --
                         -----------   -----------   ----------     ----------
Net Increase (Decrease)    4,410,296     1,135,222      136,743        200,000
                         ===========   ===========   ==========     ==========



/(a) /Period from August 30, 2004, date operations commenced, through December
  31, 2004.
See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

                                 GOVERNMENT
                               & HIGH QUALITY                    GROWTH
                                BOND ACCOUNT                    ACCOUNT
------------------------------------------------------------------------------------
                            YEAR           YEAR           YEAR            YEAR
                            ENDED          ENDED          ENDED           ENDED
                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                            2005           2004           2005            2004
                        -------------  -------------  -------------  ---------------
------------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $ 12,629,352   $ 13,265,707   $    329,054    $    914,729
Net realized gain
 (loss) from
 investment and
 foreign currency
 transactions.........    (2,019,050)     1,369,806     (1,351,694)     15,859,882
Change in unrealized
 appreciation/depreciation
 of investments and
 translation of assets
 and liabilities in
 foreign currencies....    (4,112,508)    (2,832,781)    15,419,015      (4,913,672)
                         ------------   ------------   ------------    ------------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations     6,497,794     11,802,732     14,396,375      11,860,939

DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment
 income................   (14,340,475)   (16,266,441)      (915,239)       (442,917)
                         ------------   ------------   ------------    ------------
    Total Dividends and
          Distributions   (14,340,475)   (16,266,441)      (915,239)       (442,917)

CAPITAL SHARE
 TRANSACTIONS
Shares sold............    26,672,808     25,578,825      4,779,660       4,490,927
Shares issued in
 reinvestment of
 dividends and
 distributions.........    14,340,475     16,266,441        915,239         442,917
Shares redeemed........   (51,156,942)   (71,911,448)   (29,878,237)    (22,502,823)
                         ------------   ------------   ------------    ------------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions   (10,143,659)   (30,066,182)   (24,183,338)    (17,568,979)
                         ------------   ------------   ------------    ------------
         Total Increase
             (Decrease)   (17,986,340)   (34,529,891)   (10,702,202)     (6,150,957)

NET ASSETS
Beginning of period....   334,033,783    368,563,674    134,956,248     141,107,205
                         ------------   ------------   ------------    ------------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $316,047,443   $334,033,783   $124,254,046    $134,956,248
                         ============   ============   ============    ============
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $ 12,744,647   $ 14,338,974   $    328,322    $    914,507
                         ============   ============   ============    ============


INCREASE (DECREASE) IN
 CAPITAL SHARES
Shares sold............     2,365,452      2,230,525        383,723         404,229
Shares issued in
 reinvestment of
 dividends and
 distributions.........     1,284,031      1,436,965         78,026          39,795
Shares redeemed........    (4,532,042)    (6,265,374)    (2,417,540)     (2,024,747)
                         ------------   ------------   ------------    ------------
Net Increase (Decrease)      (882,559)    (2,597,884)    (1,955,791)     (1,580,723)
                         ============   ============   ============    ============



See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

                               INTERNATIONAL                INTERNATIONAL
                                 EMERGING                     SMALLCAP
                              MARKETS ACCOUNT                  ACCOUNT
----------------------------------------------------------------------------------
                            YEAR           YEAR          YEAR            YEAR
                            ENDED         ENDED          ENDED          ENDED
                        DECEMBER 31,   DECEMBER 31,  DECEMBER 31,    DECEMBER 31,
                            2005           2004          2005            2004
                        -------------  ------------  -------------  --------------
----------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $    809,995   $   278,916   $    731,825    $   598,496
Net realized gain
 (loss) from
 investment and
 foreign currency
 transactions.........    11,127,496     6,307,999     23,660,534     18,578,076
Change in unrealized
 appreciation/depreciation
 of investments and
 translation of assets
 and liabilities in
 foreign currencies....     5,858,765     1,508,449      7,170,725      2,905,890
                         ------------   -----------   ------------    -----------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations    17,796,256     8,095,364     31,563,084     22,082,462

DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment
 income................      (650,749)     (255,105)      (619,002)      (602,428)
From net realized gain
 on investment and
 foreign currency
 transactions..........   (11,687,289)   (3,050,039)    (1,108,232)            --
                         ------------   -----------   ------------    -----------
    Total Dividends and
          Distributions   (12,338,038)   (3,305,144)    (1,727,234)      (602,428)

CAPITAL SHARE
 TRANSACTIONS
Shares sold............    23,283,025    13,136,231     22,147,383     15,622,099
Shares issued in
 reinvestment of
 dividends and
 distributions.........    12,338,038     3,305,144      1,727,234        602,428
Shares redeemed........   (12,942,863)   (1,700,782)   (10,089,670)    (4,113,081)
                         ------------   -----------   ------------    -----------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions    22,678,200    14,740,593     13,784,947     12,111,446
                         ------------   -----------   ------------    -----------
         Total Increase
             (Decrease)    28,136,418    19,530,813     43,620,797     33,591,480

NET ASSETS
Beginning of period....    43,502,478    23,971,665     99,833,389     66,241,909
                         ------------   -----------   ------------    -----------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $ 71,638,896   $43,502,478   $143,454,186    $99,833,389
                         ============   ===========   ============    ===========
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $    (41,309)  $   (22,946)  $    670,032    $   515,244
                         ============   ===========   ============    ===========


INCREASE (DECREASE) IN
 CAPITAL SHARES
Shares sold............     1,508,448       980,751      1,175,369      1,041,571
Shares issued in
 reinvestment of
 dividends and
 distributions.........       812,091       231,452         96,818         43,371
Shares redeemed........      (790,035)     (133,906)      (529,445)      (275,568)
                         ------------   -----------   ------------    -----------
Net Increase (Decrease)     1,530,504     1,078,297        742,742        809,374
                         ============   ===========   ============    ===========



See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

                                                              LARGECAP
                              LARGECAP BLEND               GROWTH EQUITY
                                  ACCOUNT                     ACCOUNT
---------------------------------------------------------------------------------
                            YEAR           YEAR          YEAR           YEAR
                            ENDED         ENDED         ENDED          ENDED
                        DECEMBER 31,   DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                            2005           2004          2005           2004
                        -------------  ------------  ------------  --------------
---------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $  1,037,738   $   873,700   $    57,709    $    78,596
Net realized gain
 (loss) from
 investment and
 foreign currency
 transactions.........     4,281,033     3,364,013       965,654        408,609
Change in unrealized
 appreciation/depreciation
 of investments and
 translation of assets
 and liabilities in
 foreign currencies....       355,046     3,734,852       123,867        526,435
                         ------------   -----------   -----------    -----------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations     5,673,817     7,972,565     1,147,230      1,013,640

DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment
 income................       (12,083)     (857,049)      (55,234)       (75,416)
From net realized gain
 on investment and
 foreign currency
 transactions..........      (378,031)   (4,172,752)           --             --
                         ------------   -----------   -----------    -----------
    Total Dividends and
          Distributions      (390,114)   (5,029,801)      (55,234)       (75,416)

CAPITAL SHARE
 TRANSACTIONS
Shares sold............    41,291,795    32,174,295     9,441,311      7,615,063
Shares issued in
 reinvestment of
 dividends and
 distributions.........       390,114     5,029,801        55,234         75,416
Shares redeemed........    (2,643,959)   (4,027,881)   (4,855,554)    (2,126,681)
                         ------------   -----------   -----------    -----------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions    39,037,950    33,176,215     4,640,991      5,563,798
                         ------------   -----------   -----------    -----------
         Total Increase
             (Decrease)    44,321,653    36,118,979     5,732,987      6,502,022

NET ASSETS
Beginning of period....    90,750,824    54,631,845    31,178,902     24,676,880
                         ------------   -----------   -----------    -----------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $135,072,477   $90,750,824   $36,911,889    $31,178,902
                         ============   ===========   ===========    ===========
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $  1,037,717   $    12,062   $     1,154    $       424
                         ============   ===========   ===========    ===========


INCREASE (DECREASE) IN
 CAPITAL SHARES
Shares sold............     3,826,199     3,093,082     2,051,003      1,716,094
Shares issued in
 reinvestment of
 dividends and
 distributions.........        37,119       479,020        11,483         16,648
Shares redeemed........      (244,204)     (384,677)   (1,081,180)      (483,482)
                         ------------   -----------   -----------    -----------
Net Increase (Decrease)     3,619,114     3,187,425       981,306      1,249,260
                         ============   ===========   ===========    ===========



See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

                               LARGECAP STOCK               LARGECAP VALUE
                               INDEX ACCOUNT                    ACCOUNT
-----------------------------------------------------------------------------------
                            YEAR           YEAR           YEAR            YEAR
                            ENDED          ENDED          ENDED          ENDED
                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                            2005           2004           2005            2004
                        -------------  -------------  -------------  --------------
-----------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $  2,507,461   $  2,255,846   $  1,488,400    $ 1,028,886
Net realized gain
 (loss) from
 investment and
 foreign currency
 transactions.........       294,908        368,770      2,634,112      1,702,711
Change in unrealized
 appreciation/depreciation
 of investments and
 translation of assets
 and liabilities in
 foreign currencies....     4,856,257     11,735,501      1,527,850      5,757,833
                         ------------   ------------   ------------    -----------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations     7,658,626     14,360,117      5,650,362      8,489,430

DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment
 income................       (40,722)    (2,215,968)       (11,764)    (1,012,056)
From net realized gain
 on investment and
 foreign currency
 transactions..........            --             --       (480,937)    (1,130,128)
                         ------------   ------------   ------------    -----------
    Total Dividends and
          Distributions       (40,722)    (2,215,968)      (492,701)    (2,142,184)

CAPITAL SHARE
 TRANSACTIONS
Shares sold............    40,288,542     37,165,309     38,996,866     28,731,943
Shares issued in
 reinvestment of
 dividends and
 distributions.........        40,722      2,215,968        492,701      2,142,184
Shares redeemed........   (27,040,858)   (11,926,616)    (3,147,207)    (3,721,097)
                         ------------   ------------   ------------    -----------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions    13,288,406     27,454,661     36,342,360     27,153,030
                         ------------   ------------   ------------    -----------
         Total Increase
             (Decrease)    20,906,310     39,598,810     41,500,021     33,500,276

NET ASSETS
Beginning of period....   158,236,736    118,637,926     80,720,901     47,220,625
                         ------------   ------------   ------------    -----------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $179,143,046   $158,236,736   $122,220,922    $80,720,901
                         ============   ============   ============    ===========
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $  2,506,617   $     39,878   $  1,487,947    $    11,311
                         ============   ============   ============    ===========


INCREASE (DECREASE) IN
 CAPITAL SHARES
Shares sold............     4,578,581      4,513,103      3,241,500      2,575,016
Shares issued in
 reinvestment of
 dividends and
 distributions.........         4,730        256,478         42,111        182,799
Shares redeemed........    (3,077,047)    (1,448,322)      (261,113)      (338,000)
                         ------------   ------------   ------------    -----------
Net Increase (Decrease)     1,506,264      3,321,259      3,022,498      2,419,815
                         ============   ============   ============    ===========



See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

                                   MIDCAP                   MIDCAP GROWTH
                                  ACCOUNT                      ACCOUNT
----------------------------------------------------------------------------------
                            YEAR           YEAR           YEAR           YEAR
                            ENDED          ENDED         ENDED          ENDED
                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                            2005           2004           2005           2004
                        -------------  -------------  ------------  --------------
----------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $  4,495,924   $  3,620,491   $   (93,922)   $  (168,150)
Net realized gain
 (loss) from
 investment and
 foreign currency
 transactions.........    51,233,120     33,581,941     7,887,930      2,391,874
Change in unrealized
 appreciation/depreciation
 of investments and
 translation of assets
 and liabilities in
 foreign currencies....   (19,943,847)    22,139,616       380,750      4,005,358
                         ------------   ------------   -----------    -----------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations    35,785,197     59,342,048     8,174,758      6,229,082

DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment
 income................       (13,912)    (3,603,854)           --             --
From net realized gain
 on investment and
 foreign currency
 transactions..........    (6,586,201)   (36,303,151)           --             --
                         ------------   ------------   -----------    -----------
    Total Dividends and
          Distributions    (6,600,113)   (39,907,005)           --             --

CAPITAL SHARE
 TRANSACTIONS
Shares sold............    32,862,248     27,823,226     6,977,807      9,019,774
Shares issued in
 reinvestment of
 dividends and
 distributions.........     6,600,113     39,906,970            --             --
Shares redeemed........   (43,139,578)   (26,065,448)   (6,355,875)    (9,862,540)
                         ------------   ------------   -----------    -----------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions    (3,677,217)    41,664,748       621,932       (842,766)
                         ------------   ------------   -----------    -----------
         Total Increase
             (Decrease)    25,507,867     61,099,791     8,796,690      5,386,316

NET ASSETS
Beginning of period....   395,303,777    334,203,986    59,674,070     54,287,754
                         ------------   ------------   -----------    -----------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $420,811,644   $395,303,777   $68,470,760    $59,674,070
                         ============   ============   ===========    ===========
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $  4,495,924   $     13,972   $        --    $        --
                         ============   ============   ===========    ===========


INCREASE (DECREASE) IN
 CAPITAL SHARES
Shares sold............       822,254        720,222       679,168      1,004,369
Shares issued in
 reinvestment of
 dividends and
 distributions.........       172,417      1,036,920            --             --
Shares redeemed........    (1,077,343)      (680,624)     (625,145)    (1,108,751)
                         ------------   ------------   -----------    -----------
Net Increase (Decrease)       (82,672)     1,076,518        54,023       (104,382)
                         ============   ============   ===========    ===========



See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

                                MIDCAP VALUE                   MONEY MARKET
                                  ACCOUNT                        ACCOUNT
--------------------------------------------------------------------------------------
                            YEAR           YEAR            YEAR             YEAR
                            ENDED          ENDED          ENDED            ENDED
                        DECEMBER 31,   DECEMBER 31,    DECEMBER 31,     DECEMBER 31,
                            2005           2004            2005             2004
                        -------------  -------------  --------------  ----------------
--------------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $    301,587   $     65,336   $   3,767,623    $   1,311,472
Net realized gain
 (loss) from
 investment and
 foreign currency
 transactions.........    12,350,664      9,455,706              --               --
Change in unrealized
 appreciation/depreciation
 of investments and
 translation of assets
 and liabilities in
 foreign currencies....    (2,671,959)     3,826,375              --               --
                         ------------   ------------   -------------    -------------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations     9,980,292     13,347,417       3,767,623        1,311,472

DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment
 income................            --        (53,875)     (3,767,623)      (1,311,472)
From net realized gain
 on investment and
 foreign currency
 transactions..........    (2,039,170)    (8,252,823)             --               --
                         ------------   ------------   -------------    -------------
    Total Dividends and
          Distributions    (2,039,170)    (8,306,698)     (3,767,623)      (1,311,472)

CAPITAL SHARE
 TRANSACTIONS
Shares sold............    30,624,700     25,238,587     138,308,790      126,793,481
Shares issued in
 reinvestment of
 dividends and
 distributions.........     2,039,170      8,306,698       3,767,623        1,311,472
Shares redeemed........    (6,334,036)   (12,474,383)   (131,976,296)    (139,096,629)
                         ------------   ------------   -------------    -------------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions    26,329,834     21,070,902      10,100,117      (10,991,676)
                         ------------   ------------   -------------    -------------
         Total Increase
             (Decrease)    34,270,956     26,111,621      10,100,117      (10,991,676)

NET ASSETS
Beginning of period....    78,165,605     52,053,984     140,553,313      151,544,989
                         ------------   ------------   -------------    -------------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $112,436,561   $ 78,165,605   $ 150,653,430    $ 140,553,313
                         ============   ============   =============    =============
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $    301,587   $         --   $          --    $          --
                         ============   ============   =============    =============


INCREASE (DECREASE) IN
 CAPITAL SHARES
Shares sold............     1,970,296      1,688,010     138,308,790      126,793,481
Shares issued in
 reinvestment of
 dividends and
 distributions.........       136,308        556,530       3,767,623        1,311,472
Shares redeemed........      (403,416)      (846,051)   (131,976,296)    (139,096,629)
                         ------------   ------------   -------------    -------------
Net Increase (Decrease)     1,703,188      1,398,489      10,100,117      (10,991,676)
                         ============   ============   =============    =============



See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

                                PRINCIPAL                   PRINCIPAL
                              LIFETIME 2010               LIFETIME 2020
                                 ACCOUNT                     ACCOUNT
--------------------------------------------------------------------------------
                            YEAR         PERIOD         YEAR          PERIOD
                           ENDED         ENDED         ENDED          ENDED
                        DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                            2005       2004/(A)/        2005        2004/(A)/
                        ------------  ------------  ------------  --------------
--------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $     9,250     $   114     $    (8,851)     $   149
Net realized gain
 (loss) from
 investment and
 foreign currency
 transactions.........           72         109             174          118
Change in unrealized
 appreciation/depreciation
 of investments and
 translation of assets
 and liabilities in
 foreign currencies....      333,742         710         886,995        1,004
                         -----------     -------     -----------      -------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations      343,064         933         878,318        1,271

DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment
 income................          (24)        (90)            (31)        (118)
From net realized gain
 on investment and
 foreign currency
 transactions..........         (109)         --            (118)          --
                         -----------     -------     -----------      -------
    Total Dividends and
          Distributions         (133)        (90)           (149)        (118)

CAPITAL SHARE
 TRANSACTIONS
Shares sold............   12,727,015      10,000      26,082,649       13,954
Shares issued in
 reinvestment of
 dividends and
 distributions.........           51          --              54           27
Shares redeemed........     (150,862)         --        (222,869)          --
                         -----------     -------     -----------      -------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions   12,576,204      10,000      25,859,834       13,981
                         -----------     -------     -----------      -------
         Total Increase
             (Decrease)   12,919,135      10,843      26,738,003       15,134

NET ASSETS
Beginning of period....       10,843          --          15,134           --
                         -----------     -------     -----------      -------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $12,929,978     $10,843     $26,753,137      $15,134
                         ===========     =======     ===========      =======
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $     9,250     $    24     $        --      $    31
                         ===========     =======     ===========      =======


INCREASE (DECREASE) IN
 CAPITAL SHARES
Shares sold............    1,149,668       1,000       2,321,670        1,378
Shares issued in
 reinvestment of
 dividends and
 distributions.........            5          --               5            2
Shares redeemed........      (13,572)         --         (19,645)          --
                         -----------     -------     -----------      -------
Net Increase (Decrease)    1,136,101       1,000       2,302,030        1,380
                         ===========     =======     ===========      =======



/(a) /Period from August 30, 2004, date operations commenced, through December
  31, 2004.
See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

                                PRINCIPAL                   PRINCIPAL
                              LIFETIME 2030               LIFETIME 2040
                                 ACCOUNT                     ACCOUNT
--------------------------------------------------------------------------------
                            YEAR         PERIOD         YEAR          PERIOD
                           ENDED         ENDED         ENDED          ENDED
                        DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                            2005       2004/(A)/        2005        2004/(A)/
                        ------------  ------------  ------------  --------------
--------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $    1,030     $  1,492     $      889      $  1,388
Net realized gain
 (loss) from
 investment and
 foreign currency
 transactions.........         404        1,088            390           878
Change in unrealized
 appreciation/depreciation
 of investments and
 translation of assets
 and liabilities in
 foreign currencies....     124,970        2,242         87,601         9,151
                         ----------     --------     ----------      --------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations     126,404        4,822         88,880        11,417

DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment
 income................        (289)      (1,203)          (261)       (1,128)
From net realized gain
 on investment and
 foreign currency
 transactions..........      (1,086)          (3)          (879)           --
                         ----------     --------     ----------      --------
    Total Dividends and
          Distributions      (1,375)      (1,206)        (1,140)       (1,128)

CAPITAL SHARE
 TRANSACTIONS
Shares sold............   3,801,490      147,572      1,794,442       137,859
Shares issued in
 reinvestment of
 dividends and
 distributions.........       1,300        1,118          1,070         1,041
Shares redeemed........    (161,399)        (951)      (136,737)       (2,319)
                         ----------     --------     ----------      --------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions   3,641,391      147,739      1,658,775       136,581
                         ----------     --------     ----------      --------
         Total Increase
             (Decrease)   3,766,420      151,355      1,746,515       146,870

NET ASSETS
Beginning of period....     151,355           --        146,870            --
                         ----------     --------     ----------      --------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $3,917,775     $151,355     $1,893,385      $146,870
                         ==========     ========     ==========      ========
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $    1,030     $    289     $      888      $    260
                         ==========     ========     ==========      ========


INCREASE (DECREASE) IN
 CAPITAL SHARES
Shares sold............     337,240       13,784        159,027        13,358
Shares issued in
 reinvestment of
 dividends and
 distributions.........         121          103             98            95
Shares redeemed........     (14,316)         (91)       (12,138)         (214)
                         ----------     --------     ----------      --------
Net Increase (Decrease)     323,045       13,796        146,987        13,239
                         ==========     ========     ==========      ========



/(a) /Period from August 30, 2004, date operations commenced, through December
  31, 2004.
See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

                                PRINCIPAL               PRINCIPAL LIFETIME
                              LIFETIME 2050              STRATEGIC INCOME
                                 ACCOUNT                     ACCOUNT
--------------------------------------------------------------------------------
                            YEAR         PERIOD         YEAR          PERIOD
                           ENDED         ENDED         ENDED          ENDED
                        DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                            2005       2004/(A)/        2005        2004/(A)/
                        ------------  ------------  ------------  --------------
--------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $      346      $   779     $   12,752       $   116
Net realized gain
 (loss) from
 investment and
 foreign currency
 transactions.........         109          451          3,329           138
Change in unrealized
 appreciation/depreciation
 of investments and
 translation of assets
 and liabilities in
 foreign currencies....      34,605        6,819        144,135           508
                         ----------      -------     ----------       -------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations      35,060        8,049        160,216           762

DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment
 income................        (138)        (641)           (31)          (85)
From net realized gain
 on investment and
 foreign currency
 transactions..........        (439)         (13)          (138)           --
                         ----------      -------     ----------       -------
    Total Dividends and
          Distributions        (577)        (654)          (169)          (85)

CAPITAL SHARE
 TRANSACTIONS
Shares sold............   1,053,091       83,056      5,380,115        10,000
Shares issued in
 reinvestment of
 dividends and
 distributions.........         505          571             19            --
Shares redeemed........     (15,992)      (2,781)       (87,378)           --
                         ----------      -------     ----------       -------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions   1,037,604       80,846      5,292,756        10,000
                         ----------      -------     ----------       -------
         Total Increase
             (Decrease)   1,072,087       88,241      5,452,803        10,677

NET ASSETS
Beginning of period....      88,241           --         10,677            --
                         ----------      -------     ----------       -------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $1,160,328      $88,241     $5,463,480       $10,677
                         ==========      =======     ==========       =======
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $      346      $   138     $   12,752       $    31
                         ==========      =======     ==========       =======


INCREASE (DECREASE) IN
 CAPITAL SHARES
Shares sold............      91,325        8,167        501,534         1,000
Shares issued in
 reinvestment of
 dividends and
 distributions.........          46           52              2            --
Shares redeemed........      (1,421)        (264)        (8,065)           --
                         ----------      -------     ----------       -------
Net Increase (Decrease)      89,950        7,955        493,471         1,000
                         ==========      =======     ==========       =======



/(a) /Period from August 30, 2004, date operations commenced, through December
  31, 2004.
See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

                                REAL ESTATE                   SHORT-TERM
                             SECURITIES ACCOUNT              BOND ACCOUNT
-----------------------------------------------------------------------------------
                            YEAR           YEAR           YEAR            YEAR
                            ENDED          ENDED          ENDED          ENDED
                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                            2005           2004           2005            2004
                        -------------  -------------  -------------  --------------
-----------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $  3,400,216   $  2,584,840   $  2,196,935    $ 1,016,203
Net realized gain
 (loss) from
 investment and
 foreign currency
 transactions.........     9,657,799     12,478,593       (536,715)      (143,117)
Change in unrealized
 appreciation/depreciation
 of investments and
 translation of assets
 and liabilities in
 foreign currencies....    11,126,569     19,431,275       (369,946)      (405,127)
                         ------------   ------------   ------------    -----------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations    24,184,584     34,494,708      1,290,274        467,959

DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment
 income................       (35,227)    (2,579,353)    (1,069,437)            --
From net realized gain
 on investment and
 foreign currency
 transactions..........    (1,314,042)   (12,278,752)            --             --
                         ------------   ------------   ------------    -----------
    Total Dividends and
          Distributions    (1,349,269)   (14,858,105)    (1,069,437)            --

CAPITAL SHARE
 TRANSACTIONS
Shares sold............    29,133,074     32,903,109     37,274,855     40,451,911
Shares issued in
 reinvestment of
 dividends and
 distributions.........     1,349,269     14,858,105      1,069,437             --
Shares redeemed........   (20,417,667)   (14,393,456)   (10,984,418)    (5,230,694)
                         ------------   ------------   ------------    -----------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions    10,064,676     33,367,758     27,359,874     35,221,217
                         ------------   ------------   ------------    -----------
         Total Increase
             (Decrease)    32,899,991     53,004,361     27,580,711     35,689,176

NET ASSETS
Beginning of period....   146,022,214     93,017,853     56,241,405     20,552,229
                         ------------   ------------   ------------    -----------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $178,922,205   $146,022,214   $ 83,822,116    $56,241,405
                         ============   ============   ============    ===========
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $  3,400,048   $     35,059   $  2,285,909    $ 1,069,353
                         ============   ============   ============    ===========


INCREASE (DECREASE) IN
 CAPITAL SHARES
Shares sold............     1,583,463      2,008,183      3,719,912      4,021,296
Shares issued in
 reinvestment of
 dividends and
 distributions.........        81,625        857,440        107,806             --
Shares redeemed........    (1,110,959)      (938,152)    (1,096,539)      (520,379)
                         ------------   ------------   ------------    -----------
Net Increase (Decrease)       554,129      1,927,471      2,731,179      3,500,917
                         ============   ============   ============    ===========



See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

                                 SMALLCAP                SMALLCAP GROWTH
                                 ACCOUNT                     ACCOUNT
--------------------------------------------------------------------------------
                            YEAR          YEAR          YEAR           YEAR
                           ENDED         ENDED         ENDED          ENDED
                        DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                            2005          2004          2005           2004
                        ------------  ------------  ------------  --------------
--------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (operating loss).....  $   154,435   $    18,690   $  (479,719)   $  (402,719)
Net realized gain
 (loss) from
 investment and
 foreign currency
 transactions.........    7,170,805    11,020,387     8,409,276      2,613,017
Change in unrealized
 appreciation/depreciation
 of investments and
 translation of assets
 and liabilities in
 foreign currencies....   (1,109,022)    2,686,948    (3,781,803)     4,039,816
                         -----------   -----------   -----------    -----------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations    6,216,218    13,726,025     4,147,754      6,250,114

DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS
From net investment
 income................      (18,034)           --            --             --
                         -----------   -----------   -----------    -----------
    Total Dividends and
          Distributions      (18,034)           --            --             --

CAPITAL SHARE
 TRANSACTIONS
Shares sold............   10,547,394    13,335,829     6,361,553      8,798,469
Shares issued in
 reinvestment of
 dividends and
 distributions.........       18,034            --            --             --
Shares redeemed........   (7,403,019)   (7,231,747)   (7,306,890)    (7,223,060)
                         -----------   -----------   -----------    -----------
Net Increase (Decrease)
     in Net Assets from
          Capital Share
           Transactions    3,162,409     6,104,082      (945,337)     1,575,409
                         -----------   -----------   -----------    -----------
         Total Increase
             (Decrease)    9,360,593    19,830,107     3,202,417      7,825,523

NET ASSETS
Beginning of period....   85,115,339    65,285,232    63,453,330     55,627,807
                         -----------   -----------   -----------    -----------
End of period
 (including
 undistributed net
 investment income as
 set forth below)......  $94,475,932   $85,115,339   $66,655,747    $63,453,330
                         ===========   ===========   ===========    ===========
Undistributed
 (Overdistributed) Net
 Investment Income
 (Operating Loss)......  $   154,435   $    18,058   $        --    $        --
                         ===========   ===========   ===========    ===========


INCREASE (DECREASE) IN
 CAPITAL SHARES
Shares sold............    1,090,726     1,598,467       682,710      1,049,160
Shares issued in
 reinvestment of
 dividends and
 distributions.........        1,925            --            --             --
Shares redeemed........     (759,019)     (876,954)     (790,468)      (878,433)
                         -----------   -----------   -----------    -----------
Net Increase (Decrease)      333,632       721,513      (107,758)       170,727
                         ===========   ===========   ===========    ===========



See accompanying notes.

                      STATEMENTS OF CHANGES IN NET ASSETS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

                                                        SMALLCAP VALUE
                                                           ACCOUNT
-------------------------------------------------------------------------------
                                                     YEAR            YEAR
                                                     ENDED           ENDED
                                                 DECEMBER 31,    DECEMBER 31,
                                                     2005            2004
                                                 -------------  ---------------
-------------------------------------------------------------------------------
OPERATIONS
Net investment income (operating loss).........  $    448,733    $    195,404
Net realized gain (loss) from investment and
 foreign currency transactions.................    14,634,506       9,545,638
Change in unrealized appreciation/depreciation
 of investments and translation of assets and
 liabilities in foreign currencies.............    (7,631,565)      9,650,652
                                                 ------------    ------------
Net Increase (Decrease) in Net Assets Resulting
                                from Operations     7,451,674      19,391,694

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income.....................       (52,768)       (148,451)
From net realized gain on investment and
 foreign currency transactions.................    (1,523,183)     (9,148,625)
                                                 ------------    ------------
              Total Dividends and Distributions    (1,575,951)     (9,297,076)

CAPITAL SHARE TRANSACTIONS
Shares sold....................................    28,723,909      21,156,665
Shares issued in reinvestment of dividends and
 distributions.................................     1,575,951       9,196,632
Shares redeemed................................   (11,346,511)    (15,377,279)
                                                 ------------    ------------
     Net Increase (Decrease) in Net Assets from
                     Capital Share Transactions    18,953,349      14,976,018
                                                 ------------    ------------
                      Total Increase (Decrease)    24,829,072      25,070,636

NET ASSETS
Beginning of period............................   107,206,049      82,135,413
                                                 ------------    ------------
End of period (including undistributed net
 investment income as set forth below).........  $132,035,121    $107,206,049
                                                 ============    ============
Undistributed (Overdistributed) Net Investment
 Income (Operating Loss).......................  $    448,320    $     52,355
                                                 ============    ============


INCREASE (DECREASE) IN CAPITAL SHARES
Shares sold....................................     1,706,640       1,330,237
Shares issued in reinvestment of dividends and
 distributions.................................        97,221         563,181
Shares redeemed................................      (674,930)       (984,594)
                                                 ------------    ------------
Net Increase (Decrease)........................     1,128,931         908,824
                                                 ============    ============



See accompanying notes.

                         NOTES TO FINANCIAL STATEMENTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DECEMBER 31, 2005
 -------------------------------------------------------------------------------

1. ORGANIZATION

Principal Variable Contracts Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and operates as a series fund in the mutual fund industry. At December 31, 2005, the Fund consists of 31 accounts (Asset Allocation Account, Balanced Account, Bond Account, Capital Value Account, Diversified International Account, Equity Growth Account, Equity Income Account, Equity Value Account, Government & High Quality Bond Account, Growth Account, International Emerging Markets Account, International SmallCap Account, LargeCap Blend Account, LargeCap Growth Equity Account, LargeCap Stock Index Account, LargeCap Value Account, MidCap Account, MidCap Growth Account, MidCap Value Account, Money Market Account, Principal LifeTime 2010 Account, Principal LifeTime 2020 Account, Principal LifeTime 2030 Account, Principal LifeTime 2040 Account, Principal LifeTime 2050 Account, Principal LifeTime Strategic Income Account, Real Estate Securities Account, Short-Term Bond Account, SmallCap Account, SmallCap Growth Account, and SmallCap Value Account), known as the "Accounts".

Effective August 30, 2004, the initial purchases of 1,000 shares of Principal LifeTime 2010 Account, Principal LifeTime 2020 Account, Principal LifeTime 2030 Account, Principal LifeTime 2040 Account, Principal LifeTime 2050 Account, Principal LifeTime Strategic Income Account, and 200,000 shares of Equity Value Account were made by Principal Life Insurance Company.

Effective May 1, 2005, International Account changed its name to Diversified International Account.

Effective November 19, 2005, Government Securities Fund and Limited Term Bond Account changed their names to Government & High Quality Bond Account and
 Short-Term Bond Account, respecitvely.


2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:



SECURITY VALUATION. . Principal LifeTime 2010 Account, Principal LifeTime 2020 Account, Principal LifeTime 2030 Account, Principal LifeTime 2040 Account, Principal LifeTime 2050 Account, and Principal LifeTime Strategic Income Account (collectively, the "Principal LifeTime Accounts") invest in combinations of other series of Principal Variable Contracts Fund, Inc. (the "Underlying Accounts"). Investments in the Underlying Accounts are valued at the closing net asset value per share of each Underlying Account on the day of valuation.

The Accounts (with the exception of Money Market Account and the Principal LifeTime Accounts) value securities for which market quotations are readily available at market value, which is determined using the last reported sale price. If no sales are reported, as is regularly the case for some securities traded over-the-counter, securities are valued using the last reported bid price or an evaluated bid price provided by a pricing service. Pricing services use electronic modeling techniques that incorporate security characteristics, market conditions and dealer-supplied valuations to determine an evaluated bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to restricted securities, certain debt securities, preferred stocks and foreign securities, the investments are valued at their fair value as determined in good faith by Principal Management Corporation (the "Manager") under procedures established and periodically reviewed by the Fund's Board of Directors.

The value of foreign securities used in computing the net asset value per share is generally determined as of the close of the foreign exchange where the security is principally traded. Events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the account's net asset value are ordinarily not reflected in the account's net asset value. If the Manager reasonably believes events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the account's net asset value will materially affect the value of a foreign security, then the security is valued at its fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Fund's Board of Directors. Many factors are reviewed in the course of making a good faith determination of a security's fair value, including, but not limited to, price movements in ADRs, futures contracts, industry indices, general indices and foreign currencies.

To the extent each account invests in foreign securities listed on foreign exchanges which trade on days on which the account does not determine its net asset value, for example weekends and other customary national U.S. holidays, each account's net asset value could be significantly affected on days when shareholders cannot purchase or redeem shares.

Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any given point in time, sometimes referred to as a "local" price and a "premium" price. The premium price is often a negotiated price, which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Accounts to value such securities at prices at which it is expected those shares may be sold, and the Manager or any sub-advisor is authorized to make such determinations subject to such oversight by the Fund's Board of Directors as may occasionally be necessary.

                         NOTES TO FINANCIAL STATEMENTS



 -------------------------------------------------------------------------------
2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Short-term securities are valued at amortized cost, which approximates market. Money Market Account values its securities at amortized cost as permitted under Rule 2a-7 of the Investment Company Act of 1940. Under the amortized cost method, a security is valued by applying a constant yield to maturity of the difference between the principal amount due at maturity and the cost of the security to the account.



CURRENCY TRANSLATION. . Foreign holdings are translated to U.S. dollars using the exchange rate at the daily close of the London Exchange. The identified cost of the account holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when received or paid, with daily accruals of such amounts reported at approximate rates prevailing at the date of valuation. Since the carrying amount of the foreign securities is determined based on the exchange rate and market values at the close of the period, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, and the difference between the amount of dividends and foreign withholding taxes recorded on the books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies arise from changes in the exchange rate relating to assets and liabilities, other than investments in securities, purchased and held in non-U.S. denominated currencies.



INCOME AND INVESTMENT TRANSACTIONS. . The Accounts record investment transactions on a trade date basis. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. The Accounts record dividend income on the ex-dividend date, except dividend income from foreign securities whereby the ex-dividend date has passed; such dividends are recorded as soon as the Accounts are informed of the ex-dividend date. Interest income is recognized on an accrual basis. Discounts and premiums on securities are accreted/amortized over the lives of the respective securities.



EXPENSES . Expenses directly attributed to an account are charged to that account. Other account expenses not directly attributed to an account are apportioned among the funds managed by Principal Management Corporation. Expenses included in the statements of operations of the Principal LifeTime Accounts reflect the expenses of each Principal LifeTime Account and do not include any expenses associated with the Underlying Accounts.



DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS . With respect to Money Market Account, all net investment income and any realized gains and losses from investment transactions are declared as dividends daily to shareholders of record as of that day. Dividends and distributions to shareholders of the other accounts are recorded on the ex-dividend date. Dividends and distributions to shareholders from net investment income and net realized gain from investments and foreign currency transactions are determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses, mortgage-backed securities, certain defaulted securities, expiring capital loss carry forwards, certain preferred securities, returns of capital, amortization of premiums and discounts, futures contracts, consent distributions, sales of Passive Foreign Investment Companies, losses deferred due to wash sales, commission recapture, swap agreements, and foreign currency transactions. Permanent book and tax basis differences are reclassified within the capital accounts based on federal tax-basis treatment; temporary differences do not require reclassification. Distributions which exceed current and accumulated earnings and profits for federal income tax purposes are reported as return of capital distributions.

Real Estate Securities Account receives substantial distributions from holdings in Real Estate Investment Trusts ("REITs"). Distributions from REITs may be characterized as ordinary income, net capital gain, or a return of capital to the Account. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates must be used in reporting the character of its income and distributions for financial statement purposes.



FEDERAL INCOME TAXES. . No provision for federal income taxes is considered necessary because each account is qualified as a "regulated investment company" under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.



FOREIGN TAXES . Certain of the accounts are subject to foreign income taxes imposed by certain countries in which they invest. Foreign income taxes are accrued by the accounts as a reduction of income. These amounts are shown as withholding tax on foreign dividends on the statements of operations.

                         NOTES TO FINANCIAL STATEMENTS



 -------------------------------------------------------------------------------
2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Gains realized upon disposition of Indian securities held by the accounts are subject to capital gains tax in India, payable prior to repatriation of sale proceeds. The tax is computed on certain net realized gains. Realized losses in excess of gains may be carried forward eight years to offset future gains. The accounts accrue an estimated deferred tax liability for future gains on Indian securities. At December 31, 2005, Diversified International Account had a foreign tax refund receivable of $518, deferred tax liability of $21,264 and an approximate capital loss carryforward of $10,400 that expires in 2013 and International Emerging Markets Account had a deferred tax liability of $48,388 and an approximate capital loss carryforward of $108,400 that expires in 2013, relating to Indian securities.


3. OPERATING POLICIES



FUTURES CONTRACTS. . The Accounts (with the exception of Money Market Account) may enter into futures contracts for both hedging and non-hedging purposes. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, an account agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the account as a variation margin receivable or payable on futures contracts. During the period the futures contracts are open, daily changes in the value of the contracts are recognized as unrealized gains or losses. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statements of assets and liabilities. When the contracts are closed, the account recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the account's cost basis in the contract.



INDEMNIFICATION . Under the Fund's by-laws, present and past officers, directors and employees are indemnified against certain liabilities arising out of the performance of their duties. In addition, in the normal course of business, the Fund may enter into a variety of contracts that may contain representations and warranties which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.



JOINT TRADING ACCOUNT. . Certain of the Accounts may, pursuant to an exemptive order issued by the Securities and Exchange Commission, transfer uninvested funds into a joint trading account. The order permits the participating accounts' cash balances to be deposited into a single joint account along with the cash of other registered investment companies managed by Principal Management Corporation. These balances may be invested in one or more short-term instruments or repurchase agreements that are collateralized by U.S. government securities.



LINE OF CREDIT. . Certain of the Accounts participate with other funds managed by Principal Management Corporation in an unsecured joint line of credit with two banks which allow the participants to borrow up to $75 million, collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participant, based on its borrowings, at a rate equal to the Fed Funds Rate plus ..375%. At December 31, 2005, Growth Account had outstanding borrowing of $287,000 at an annual rate of 4.875% under the line of credit. No other Accounts had outstanding borrowing under the line of credit.



REBATES AND CREDITS . Subject to best execution, the Accounts may direct certain portfolio transactions to brokerage firms that, in turn, have agreed to rebate a portion of the related brokerage commission to the account in cash. Commission rebates are included as a component of realized gain from investment transactions in the statements of operations. Additionally, certain of the Accounts had entered into an arrangement with their custodian whereby interest earned on uninvested cash balances is used to offset a portion of each account's expenses. Custodian fees in the statements of operations are presented before reduction of credits, which are reflected as fees paid indirectly.



REPURCHASE AGREEMENTS . The Accounts may invest in repurchase agreements that are fully collateralized, typically by U.S. government or U.S. government agency securities. When repurchase agreement investments are made as part of the Account's securities lending program, the collateral is in the possession of the Account's lending agent or third party agent. The collateral is evaluated daily by the lending agent to ensure the value is maintained, at a minimum, in an amount equal to the principal amount plus accrued interest of each repurchase agreement. In the event of default on the obligation to repurchase, the account has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event the seller of a repurchase agreement defaults, the account could experience delays in the realization of the collateral.



RESTRICTED SECURITIES. . Certain of the Accounts may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included with footnote designations in the schedules of investments.

                         NOTES TO FINANCIAL STATEMENTS



 -------------------------------------------------------------------------------
3. OPERATING POLICIES (CONTINUED)



REVERSE REPURCHASE AGREEMENTS. . Certain of the Accounts may enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Accounts sell securities and agree to repurchase them at a specified date and price. Reverse repurchase agreements are considered to be borrowings by the Accounts, and are subject to the Accounts restrictions on borrowing. Reverse repurchase agreements may increase the volatility of the Accounts and involve risk that interest costs on money borrowed may exceed the return on securities purchased with the borrowed money.


SECURITIES LENDING . Certain of the Accounts may lend portfolio securities to approved brokerage firms to earn additional income. Each applicable account receives collateral (in the form of U.S. government securities, U.S. government agency securities, letters of credit, and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. Cash collateral received is usually invested in short-term securities. The market value of loaned securities is determined at the close of business of the Accounts and any additional required collateral is delivered to the Accounts on the next business day. Although risk is mitigated by the collateral, the account could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. As of December 31, 2005, the Accounts had securities on loan as follows:

                                   MARKET VALUE   COLLATERAL VALUE
                                   ------------  ------------------
 Balanced                           $1,136,248       $1,131,513
 Equity Growth Account               5,913,169        5,990,000
 LargeCap Blend Account                713,038          724,000
 LargeCap Stock Index Account          170,372          171,000
 MidCap Account                      2,306,745        2,422,000
 MidCap Growth Account                 131,440          132,000
 MidCap Value Account                1,455,385        1,486,000
 SmallCap Account                    6,279,941        6,701,000
 SmallCap Growth Account             3,010,114        3,077,000
 SmallCap Value Account              2,591,817        2,756,000





SWAP AGREEMENTS. . Certain of the Accounts may invest in swaps for the purpose of managing their exposure to interest rate, credit or market risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. Swaps are marked-to-market daily based on an evaluated price; changes in value are recorded as unrealized gain or loss. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statements of assets and liabilities. Upon termination of swap agreements, the Accounts recognize a realized gain or loss. Notional principal amounts are used to express the extent of involvement in these contracts, but the potential amounts subject to loss are much lower. Risks may exceed amounts shown on the statements of assets and liabilities. These risks include changes in the returns of the underlying instruments, unfavorable interest rate fluctuation, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

Credit default swaps involve commitments to pay a fixed rate at a predetermined frequency in exchange for a lump sum payment if a credit event affecting a third party occurs. Credit events may include a failure to pay interest, bankruptcy, or restructuring. Net periodic interest payments to be received or paid are accrued daily and are recorded in the statements of operations as interest income (or as an offset to interest income).

Interest rate swaps involve the commitment to pay or receive a floating rate of interest in exchange for a fixed rate of interest based on the same notional amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the statements of operations as interest income (or as an offset to interest income).

Total return swaps involve commitments to pay interest in exchange for a market-linked return. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Accounts will receive a payment from or make a payment to the counterparty. Periodic payments received or made at the end of each measurement period are recorded as realized gains or losses in the statements of operations.

Details of swap agreements open at period end are included in the Accounts' schedules of investments.

                         NOTES TO FINANCIAL STATEMENTS



 -------------------------------------------------------------------------------
4. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATES



MANAGEMENT SERVICES. . The Fund has agreed to pay investment advisory and management fees to the Manager (wholly owned by Princor Financial Services Corporation, a subsidiary of Principal Financial Services, Inc.) computed at an annual percentage rate of each account's average daily net assets. The annual rates used in this calculation are as follows:

                                               NET ASSETS OF ACCOUNTS
                                                   (IN MILLIONS)
                                       -------------------------------------
                                       FIRST    NEXT    NEXT    NEXT     OVER
                                        $100    $100    $100    $100     $400
                                       -----    ----    ----    ----     ----
 Asset Allocation Account               .80%    .75%    .70%    .65%     .60%
 Balanced Account                       .60     .55     .50     .45      .40
 Bond Account                           .50     .45     .40     .35      .30
 Equity Growth Account                  .80     .75     .70     .65      .60
 Equity Income Account                  .60     .55     .50     .45      .40
 Government & High Quality Bond         .50     .45     .40     .35      .30
 Account
 International SmallCap Account        1.20    1.15    1.10    1.05     1.00
 MidCap Account                         .65     .60     .55     .50      .45
 MidCap Growth Account                  .90     .85     .80     .75      .70
 Money Market Account                   .50     .45     .40     .35      .30
 Real Estate Securities Account         .90     .85     .80     .75      .70
 Short-Term Bond Account                .50     .45     .40     .35      .30
 SmallCap Account                       .85     .80     .75     .70      .65
 SmallCap Growth Account               1.00     .95     .90     .85      .80
 SmallCap Value Account                1.10    1.05    1.00     .95      .90


                                              NET ASSETS OF ACCOUNTS
                                                   (IN MILLIONS)
                                      -------------------------------------
                                      FIRST    NEXT    NEXT    NEXT     OVER
                                       $250    $250    $250    $250    $1,000
                                      -----    ----    ----    ----    ------
 Capital Value Account                 .60%    .55%    .50%    .45%      .40%
 Diversified International Account     .85     .80     .75     .70       .65
 Equity Value Account                  .85     .80     .75     .70       .65
 Growth Account                        .60     .55     .50     .45       .40
 International Emerging Markets       1.25    1.20    1.15    1.10      1.05
 Account
 LargeCap Blend Account                .75     .70     .65     .60       .55
 LargeCap Value Account                .75     .70     .65     .60       .55
 MidCap Value Account                 1.05    1.00     .95     .90       .85


                                                 OVERALL FEE
                                                -------------
 LargeCap Growth Equity Account                    1.00  %
 LargeCap Stock Index Account                       .35
 Principal LifeTime 2010 Account                    .1225
 Principal LifeTime 2020 Account                    .1225
 Principal LifeTime 2030 Account                    .1225
 Principal LifeTime 2040 Account                    .1225
 Principal LifeTime 2050 Account                    .1225
 Principal LifeTime Strategic Income Account        .1225

                         NOTES TO FINANCIAL STATEMENTS



 -------------------------------------------------------------------------------
4. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATES (CONTINUED)

The Manager has voluntarily agreed to limit the expenses for Equity Value Account. The limit is expressed as a percentage of average daily net assets attributable to the account on an annualized basis during the period. The limit may be changed at any time. The operating expense limit for Equity Value Account as of December 31, 2005, was 1.10%.

Effective April 29, 2005 the voluntary expense limit was eliminated on LargeCap Stock Index Account. In addition, on that date, the voluntary expense limit was lowered from .14% to .13% on Principal LifeTime 2040 Account and from .13% to ..12% on Principal LifeTime 2050 Account, respectively.

Effective November 21, 2005 through April 30, 2007, the Manager has contractually agreed to reimburse the total annual expenses of each of the Principal LifeTime Accounts so that the expenses will not exceed certain percentages. Prior to November 21, 2005, the expense limit was voluntary. The contractual net expense limits are as follows:

                                               CONTRACTUAL NET EXPENSES
                                              --------------------------
 Principal LifeTime 2010 Account                         .16
 Principal LifeTime 2020 Account                         .13
 Principal LifeTime 2030 Account                         .16
 Principal LifeTime 2040 Account                         .13
 Principal LifeTime 2050 Account                         .12
 Principal LifeTime Strategic Income Account             .14





AFFILIATED OWNERSHIP. . At December 31, 2005, Principal Life Insurance Company (an affiliate of Princor Financial Services Corporation) and/or one or more separate accounts sponsored by Principal Life Insurance Company owned all of the shares of the Accounts.

For the year ended December 31, 2005, information, on a federal tax basis, regarding affiliated securities held by the accounts was as follows:

                         DECEMBER 31, 2004     PURCHASES          SALES        DECEMBER 31, 2005
                         ---------           --------------  ----------------  ------------------
                         SHARES     COST     SHARES   COST   SHARES  PROCEEDS   SHARES      COST
                         -------  ---------  ------  ------  ------  --------  ---------  ---------
 LARGECAP STOCK INDEX
 ACCOUNT
     Principal            4,182   $124,203     94    $3,680  4,276   $185,913      -         $-
 Financial Group, Inc.
          (parent
 company of Principal
 Financial
           Services,
 Inc.)


                                                            REALIZED GAIN/LOSS
                                                DIVIDENDS     ON INVESTMENTS
                                                ---------  --------------------
 LARGECAP STOCK INDEX ACCOUNT
 Principal Financial Group                         $-            $58,030
    (parent company of Principal Financial Services,
 Inc.)


                                     DECEMBER 31, 2004         PURCHASES              SALES          DECEMBER 31, 2005
                                     ----------          ----------------------  ----------------  ----------------------
                                     SHARES     COST      SHARES       COST      SHARES  PROCEEDS   SHARES        COST
                                     ------     ----     ---------  -----------  ------  --------  ---------  -------------
 PRINCIPAL LIFETIME 2010 ACCOUNT
 Bond Account                         265      $ 3,199     421,261  $ 5,029,483   4,882  $ 58,255    416,644   $ 4,974,443
 Capital Value Account                 11          311      11,341      381,004     130     4,397     11,222       376,920
 Diversified International Account     56          644      43,501      647,844     849    12,387     42,708       636,114
 Equity Income Account                103          849      82,632      781,737   2,039    18,883     80,696       763,710
 LargeCap Growth Equity Account       208          881     221,349    1,023,475   2,529    11,754    219,028     1,012,609
 LargeCap Stock Index Account         135        1,090     143,443    1,274,946   1,639    14,682    141,939     1,261,359
 LargeCap Value Account                53          590      52,908      640,932     603     7,357     52,358       634,168
 Money Market Account                 965          965   1,402,712    1,402,669  16,098    16,055  1,387,579     1,387,579
 Real Estate Securities Account        89        1,490      55,790    1,066,341   2,179    39,453     53,700     1,028,456
 SmallCap Account                      55          429      51,228      509,979     583     5,873     50,700       504,542
                                              --------              -----------          --------             ------------
                                               $10,448              $12,758,410          $189,096              $12,579,900
                                              ========              ===========          ========             ============

                         NOTES TO FINANCIAL STATEMENTS



 -------------------------------------------------------------------------------
4. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATES (CONTINUED)

                         INCOME DISTRIBUTIONS FROM   REALIZED GAIN/LOSS       REALIZED GAIN FROM
                         OTHER INVESTMENT COMPANIES    ON INVESTMENTS     OTHER INVESTMENT COMPANIES
                         --------------------------  ------------------  ----------------------------
 PRINCIPAL LIFETIME
 2010 ACCOUNT
 Bond Account                     $   245                   $ 16                     $ -
 Capital Value Account                  -                      2                       -
 Diversified                           13                     13                       -
 International Account
 Equity Income Account                  2                      7                       -
 LargeCap Growth Equity             1,546                      7                       -
 Account
 LargeCap Stock Index                   1                      5                       -
 Account
 LargeCap Value Account                 2                      3                       4
 Money Market Account              14,226                      -                       -
 Real Estate Securities                 3                     78                      19
 Account
 SmallCap Account                       -                      7                       -
                                  -------                   ----                     ---
                                  $16,038                   $138                     $23
                                  =======                   ====                     ===



                                     DECEMBER 31, 2004        PURCHASES             SALES         DECEMBER 31, 2005
                                    ------------------   --------------------  ----------------  --------------------
                                     SHARES     COST     SHARES      COST      SHARES  PROCEEDS  SHARES       COST
                                     ------     ----     -------  -----------  ------  --------  -------  -------------
 PRINCIPAL LIFETIME 2020 ACCOUNT
 Bond Account                         318      $ 3,855   772,200  $ 9,216,309   6,306  $ 76,106  766,212   $ 9,144,357
 Capital Value Account                 21          633    56,446    1,900,154     468    15,844   55,999     1,884,947
 Diversified International Account    113        1,332   157,710    2,349,092   1,261    19,051  156,562     2,331,394
 Equity Income Account                127        1,057   167,773    1,586,376   1,961    18,498  165,939     1,568,935
 LargeCap Growth Equity Account       412        1,762   341,926    1,582,684  12,007    53,672  330,331     1,530,774
 LargeCap Stock Index Account         292        2,373   495,349    4,414,135   4,027    35,974  491,614     4,380,535
 LargeCap Value Account               108        1,209   123,099    1,491,208   2,204    26,138  121,003     1,466,280
 Real Estate Securities Account        86        1,470   116,028    2,229,957   1,245    23,785  114,869     2,207,644
 SmallCap Account                      40          326    53,117      526,614     415     4,236   52,742       522,704
 SmallCap Growth Account               25          198    40,820      387,882     328     3,173   40,517       384,907
 SmallCap Value Account                15          230    22,791      390,064     181     3,174   22,625       387,120
                                              --------            -----------          --------           ------------
                                               $14,445            $26,074,475          $279,651            $25,809,597
                                              ========            ===========          ========           ============


                         INCOME DISTRIBUTIONS FROM   REALIZED GAIN/LOSS       REALIZED GAIN FROM
                         OTHER INVESTMENT COMPANIES    ON INVESTMENTS     OTHER INVESTMENT COMPANIES
                         --------------------------  ------------------  ----------------------------
 PRINCIPAL LIFETIME
 2020 ACCOUNT
 Bond Account                      $  206                   $299                     $ -
 Capital Value Account                  -                      4                       -
 Diversified                           19                     21                       -
 International Account
 Equity Income Account                  1                      -                       -
 LargeCap Growth Equity             2,193                      -                       -
 Account
 LargeCap Stock Index                   1                      1                       -
 Account
 LargeCap Value Account                 3                      1                       6
 Real Estate Securities                 3                      2                      14
 Account
 SmallCap Account                       -                      -                       3
 SmallCap Growth                        -                      -                       -
 Account
 SmallCap Value Account                 1                      -                       -
                                   ------                   ----                     ---
                                   $2,427                   $328                     $23
                                   ======                   ====                     ===

                         NOTES TO FINANCIAL STATEMENTS



 -------------------------------------------------------------------------------
4. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATES (CONTINUED)

                                    DECEMBER 31, 2004        PURCHASES            SALES         DECEMBER 31, 2005
                                    ------------------  -------------------  ----------------  -------------------
                                    SHARES     COST     SHARES      COST     SHARES  PROCEEDS  SHARES       COST
                                    ------     ----     -------  ----------  ------  --------  ------       ----
 PRINCIPAL LIFETIME 2030 ACCOUNT
 Bond Account                        2,478   $ 30,393    80,640  $  963,275  2,779   $ 33,167   80,339   $  960,502
 Capital Value Account                 239      7,595     5,578     188,236    195      6,613    5,622      189,233
 Diversified International Account   1,253     16,006    23,934     361,016  1,439     20,238   23,748      356,875
 Equity Income Account                 881      7,901    19,849     188,505    697      6,625   20,033      189,800
 LargeCap Growth Equity Account      4,700     21,197   117,559     545,678  4,069     19,138  118,190      547,748
 LargeCap Stock Index Account        3,359     29,049    78,213     698,103  2,964     26,423   78,608      700,752
 LargeCap Value Account              1,222     14,485    28,119     341,906    979     11,947   28,362      344,450
 Real Estate Securities Account        678     12,602    13,747     265,378    690     13,101   13,735      264,986
 SmallCap Account                      490      4,406     7,787      77,768    687      6,519    7,590       75,635
 SmallCap Growth Account               316      2,790     7,834      74,934    272      2,631    7,878       75,098
 SmallCap Value Account                173      3,010     4,350      74,990    149      2,630    4,374       75,381
                                             --------            ----------          --------           -----------
                                             $149,434            $3,779,789          $149,032            $3,780,460
                                             ========            ==========          ========           ===========


                         INCOME DISTRIBUTIONS FROM   REALIZED GAIN/LOSS       REALIZED GAIN FROM
                         OTHER INVESTMENT COMPANIES    ON INVESTMENTS     OTHER INVESTMENT COMPANIES
                         --------------------------  ------------------  ----------------------------
 PRINCIPAL LIFETIME
 2030 ACCOUNT
 Bond Account                      $1,865                  $  1                      $  -
 Capital Value Account                  1                    15                         -
 Diversified                          252                    91                         -
 International Account
 Equity Income Account                 12                    19                         -
 LargeCap Growth Equity               800                    11                         -
 Account
 LargeCap Stock Index                  10                    23                         -
 Account
 LargeCap Value Account                39                     6                        76
 Real Estate Securities                24                   107                       125
 Account
 SmallCap Account                       1                   (20)                        -
 SmallCap Growth                        -                     5                         -
 Account
 SmallCap Value Account                10                    11                        46
                                   ------                  ----                      ----
                                   $3,014                  $269                      $247
                                   ======                  ====                      ====


                                    DECEMBER 31, 2004          PURCHASES              SALES        DECEMBER 31, 2005
                                    ------------------  -----------------------  ----------------  ------------------
                                    SHARES     COST     SHARES          COST     SHARES  PROCEEDS  SHARES      COST
                                    -------  ---------  ------       ----------  ------  --------  ------  ------------
 PRINCIPAL LIFETIME 2040 ACCOUNT
 Bond Account                        1,498   $ 18,324   26,507       $  315,804  1,874   $ 22,418  26,131   $  311,714
 Capital Value Account                 275      8,267    3,213          106,953    227      7,543   3,261      107,690
 Diversified International Account   1,389     16,971   14,574          215,980  1,201     17,385  14,762      215,613
 Equity Income Account                 607      5,204    5,243           48,932    593      5,475   5,257       48,670
 LargeCap Growth Equity Account      5,346     22,867   62,758          288,551  4,647     21,287  63,457      290,180
 LargeCap Stock Index Account        3,814     31,285   43,861          387,614  3,337     29,357  44,338      389,617
 LargeCap Value Account              1,421     15,925   16,440          197,655  1,250     14,983  16,611      198,626
 Real Estate Securities Account        430      7,643    4,382           82,481    371      6,822   4,441       83,313
 SmallCap Account                      548      4,616    6,341           62,026    451      4,394   6,438       62,255
 SmallCap Growth Account               392      3,259    4,721           44,200    338      3,138   4,775       44,326
 SmallCap Value Account                226      3,677    2,650           44,631    189      3,141   2,687       45,173
                                             --------                ----------          --------          -----------
                                             $138,038                $1,794,827          $135,943           $1,797,177
                                             ========                ==========          ========          ===========

                         NOTES TO FINANCIAL STATEMENTS



 -------------------------------------------------------------------------------
4. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATES (CONTINUED)

                         INCOME DISTRIBUTIONS FROM   REALIZED GAIN/LOSS       REALIZED GAIN FROM
                         OTHER INVESTMENT COMPANIES    ON INVESTMENTS     OTHER INVESTMENT COMPANIES
                         --------------------------  ------------------  ----------------------------
 PRINCIPAL LIFETIME
 2040 ACCOUNT
 Bond Account                      $1,056                   $  4                     $  -
 Capital Value Account                  1                     13                        -
 Diversified                          260                     47                        -
 International Account
 Equity Income Account                  7                      9                        -
 LargeCap Growth Equity               440                     49                        -
 Account
 LargeCap Stock Index                  10                     75                        -
 Account
 LargeCap Value Account                42                     29                       82
 Real Estate Securities                14                     11                       73
 Account
 SmallCap Account                       1                      7                        -
 SmallCap Growth                       12                      5                        -
 Account
 SmallCap Value Account                 -                      6                       56
                                   ------                   ----                     ----
                                   $1,843                   $255                     $211
                                   ======                   ====                     ====



                                     DECEMBER 31, 2004       PURCHASES            SALES        DECEMBER 31, 2005
                                    ------------------   ------------------  ---------------   ------------------
                                     SHARES     COST     SHARES     COST     SHARES  PROCEEDS  SHARES      COST
                                    --------  ---------  ------  ----------  ------  --------  ------  ------------
 PRINCIPAL LIFETIME 2050 ACCOUNT
 Bond Account                          487     $ 5,876    7,711  $   92,110    88    $ 1,053    8,110   $   96,933
 Capital Value Account                 186       5,560    1,937      65,663    24        812    2,099       70,413
 Diversified International Account   1,006      11,763    9,139     141,571   260      3,643    9,885      149,701
 Equity Income Account                 209       1,755    2,113      20,208    27        250    2,295       21,713
 LargeCap Growth Equity Account      3,532      15,337   41,263     192,453   513      2,342   44,282      205,450
 LargeCap Stock Index Account        2,519      20,685   28,100     252,347   352      3,092   30,267      269,946
 LargeCap Value Account                931      10,523   10,337     126,249   129      1,548   11,139      135,226
 Real Estate Securities Account        120       2,055    1,035      20,273    14        255    1,141       22,073
 SmallCap Account                      387       3,143    4,012      40,340    51        490    4,348       42,994
 SmallCap Growth Account               302       2,417    3,142      30,272    40        369    3,404       32,321
 SmallCap Value Account                164       2,625    1,754      30,313    22        369    1,896       32,569
                                              --------           ----------          -------           -----------
                                               $81,739           $1,011,799          $14,223            $1,079,339
                                              ========           ==========          =======           ===========


                         INCOME DISTRIBUTIONS FROM   REALIZED GAIN/LOSS       REALIZED GAIN FROM
                         OTHER INVESTMENT COMPANIES    ON INVESTMENTS     OTHER INVESTMENT COMPANIES
                         --------------------------  ------------------  ----------------------------
 PRINCIPAL LIFETIME
 2050 ACCOUNT
 Bond Account                       $279                    $ -                      $ -
 Capital Value Account                 1                      2                        -
 Diversified                         155                     10                        -
 International Account
 Equity Income Account                 2                      -                        -
 LargeCap Growth Equity              253                      2                        -
 Account
 LargeCap Stock Index                  6                      6                        -
 Account
 LargeCap Value Account               23                      2                       44
 Real Estate Securities                3                      -                       17
 Account
 SmallCap Account                      1                      1                        -
 SmallCap Growth                       -                      1                        -
 Account
 SmallCap Value Account                7                      -                       33
                                    ----                    ---                      ---
                                    $730                    $24                      $94
                                    ====                    ===                      ===

                         NOTES TO FINANCIAL STATEMENTS



 -------------------------------------------------------------------------------
4. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATES (CONTINUED)

                                               DECEMBER 31, 2004         PURCHASES             SALES          DECEMBER 31, 2005
                                              ------------------   ---------------------  ----------------  ---------------------
                                               SHARES     COST      SHARES       COST     SHARES  PROCEEDS   SHARES        COST
                                              --------  ---------  ---------  ----------  ------  --------  ---------  ------------
 PRINCIPAL LIFETIME STRATEGIC INCOME ACCOUNT
 Bond Account                                    305     $ 3,681     191,298  $2,277,311   3,090  $ 36,839    188,513   $2,244,160
 Capital Value Account                             5         156       2,409      80,365      38     1,299      2,376       79,223
 Diversified International Account                30         348      11,273     165,494     172     2,623     11,131      163,228
 Equity Income Account                            97         796      36,282     339,304   2,001    18,339     34,378      321,822
 LargeCap Growth Equity Account                  101         431      47,028     217,003     748     3,477     46,381      213,960
 LargeCap Stock Index Account                     67         540      33,444     295,456     531     4,746     32,980      291,253
 LargeCap Value Account                           27         295      13,135     158,354     212     2,588     12,950      156,063
 Money Market Account                          2,075       2,075   1,290,535   1,290,441  20,662    20,568  1,271,948    1,271,948
 Real Estate Securities Account                  117       1,968      29,539     539,254   5,061    90,153     24,595      454,301
 SmallCap Account                                 25         194      10,824     105,965     173     1,727     10,676      104,436
                                                        --------              ----------          --------             -----------
                                                         $10,484              $5,468,947          $182,359              $5,300,394
                                                        ========              ==========          ========             ===========


                         INCOME DISTRIBUTIONS FROM   REALIZED GAIN/LOSS       REALIZED GAIN FROM
                         OTHER INVESTMENT COMPANIES    ON INVESTMENTS     OTHER INVESTMENT COMPANIES
                         --------------------------  ------------------  ----------------------------
 PRINCIPAL LIFETIME
 STRATEGIC INCOME
 ACCOUNT
 Bond Account                     $   196                  $    7                    $ -
 Capital Value Account                  -                       1                      -
 Diversified                            5                       9                      -
 International Account
 Equity Income Account                  1                      61                      -
 LargeCap Growth Equity               317                       3                      -
 Account
 LargeCap Stock Index                   -                       3                      -
 Account
 LargeCap Value Account                 1                       2                      2
 Money Market Account               15248                       -                      -
 Real Estate Securities                 3                   3,232                     18
 Account
 SmallCap Account                       -                       4                      -
                                  -------                  ------                    ---
                                  $15,771                  $3,322                    $20
                                  =======                  ======                    ===




AFFILIATED BROKERAGE COMMISSIONS. . With respect to Equity Income Account, $24,297 of brokerage commissions were paid to Spectrum Asset Management, Inc., a member of the Principal Financial Group. No other Accounts paid brokerage commissions to any member of the Principal Financial Group. Brokerage commissions were paid to affiliates of sub-advisors as follows:

                                                         YEAR ENDED
                                                      DECEMBER 31, 2005
                                                     -------------------
 Equity Value Account                                      $     3
 LargeCap Value Account                                     35,845
 MidCap Value Account                                       25,404
 SmallCap Growth Account                                     1,939

                         NOTES TO FINANCIAL STATEMENTS



 -------------------------------------------------------------------------------
5. INVESTMENT TRANSACTIONS

For the year ended December 31, 2005, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments) by the Accounts were as follows:

                                                    PURCHASES        SALES
                                                   ------------  --------------
 Asset Allocation Account                          $ 58,375,515   $ 65,516,835
 Balanced Account                                   136,808,212    148,892,463
 Bond Account                                       616,364,941    537,268,928
 Capital Value Account                              310,998,409    326,518,359
 Diversified International Account                  312,379,697    295,175,446
 Equity Growth Account                              135,127,534    165,775,288
 Equity Income Account                               93,250,056     51,078,728
 Equity Value Account                                 1,980,670        692,158
 Government & High Quality Bond Account             805,251,733    814,661,898
 Growth Account                                      97,160,629    120,616,606
 International Emerging Markets Account             103,775,974     92,423,040
 International SmallCap Account                     165,270,347    151,927,371
 LargeCap Blend Account                              86,182,950     47,285,849
 LargeCap Growth Equity Account                      31,534,282     28,568,486
 LargeCap Stock Index Account                        37,928,805     21,003,251
 LargeCap Value Account                              51,947,104     18,567,695
 MidCap Account                                     197,657,388    202,326,304
 MidCap Growth Account                               60,499,791     59,551,443
 MidCap Value Account                               104,592,874     81,686,669
 Principal LifeTime 2010 Account                     12,758,410        189,096
 Principal LifeTime 2020 Account                     26,074,475        279,651
 Principal LifeTime 2030 Account                      3,779,789        149,032
 Principal LifeTime 2040 Account                      1,794,827        135,943
 Principal LifeTime 2050 Account                      1,011,799         14,223
 Principal LifeTime Strategic Income Account          5,468,947        182,359
 Real Estate Securities Account                      50,153,882     36,081,692
 Short-Term Bond Account                             66,426,011     41,779,948
 SmallCap Account                                   114,134,628    110,851,620
 SmallCap Growth Account                             41,513,003     41,948,589
 SmallCap Value Account                              66,019,081     50,934,162


For the year ended December 31, 2005, the cost of U.S. government securities purchased and proceeds from U.S. government securities sold (not including short-term investments) by the Accounts were as follows:

                                                    PURCHASES        SALES
                                                   ------------  --------------
 Asset Allocation Account                          $ 14,276,420   $ 16,801,005
 Balanced Account                                     4,281,476      3,480,606
 Bond Account                                        55,941,885     26,488,590
 Government & High Quality Bond Account             148,318,344    123,008,976
 Short-Term Bond Account                             13,337,729      6,226,974

                         NOTES TO FINANCIAL STATEMENTS



 -------------------------------------------------------------------------------
5. INVESTMENT TRANSACTIONS (CONTINUED)

The Accounts may trade portfolio securities on a "to-be-announced" ("TBA") or when-issued basis. In a TBA or when-issued transaction, the account commits to purchase or sell securities for which all specific information is not known at the time of the trade. Securities purchased on a TBA or when-issued basis are not settled until they are delivered to the account, normally 15 to 30 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities. The value of the securities purchased on a TBA or when-issued basis are identified as such in each account's schedule of investments.

Certain of the Accounts have entered into mortgage-dollar-roll transactions, in which the Account sells mortgage-backed securities and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are invested in additional securities. The Account forgoes principal and interest paid on the securities, and is compensated by interest earned on the proceeds of the initial sale and by a lower price on the securities to be repurchased. The Accounts treat mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the Accounts' portfolio turnover ratio. Amounts to be received or paid in connection with open mortgage-dollar-rolls are included in Investment securities sold and Investment securities purchased on the statements of assets and liabilities.


FOREIGN CURRENCY CONTRACTS. . At December 31, 2005, Asset Allocation Account owned forward contracts to purchase and sell foreign currencies at specified future dates at fixed exchange rates. Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by the account as an unrealized gain or loss.

When the contract is closed, the account records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate the fluctuations in underlying prices of the account's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the account could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

The following summarizes the terms of the outstanding foreign currency contracts at December 31, 2005:

                                                                                                       NET UNREALIZED
                            FOREIGN CURRENCY    DELIVERY   CONTRACTS TO                                 APPRECIATION
                           PURCHASE CONTRACTS     DATE        ACCEPT     IN EXCHANGE FOR    VALUE      (DEPRECIATION)
                           ------------------  ----------  ------------  ---------------  ----------  ----------------
 Asset Allocation Account  Australian Dollar   3/15/2006     4,707,609     $3,540,417     $3,444,400     $(96,017)
                           British Pound       3/15/2006     3,038,357      5,373,414      5,214,923      (158,491)
                           Canadian Dollar     3/15/2006     1,139,559        991,689        977,862       (13,827)
                           Chinese Renminbi    4/18/2006    25,297,540      3,176,600      3,182,867         6,267
                           Chinese Renminbi    6/06/2006    29,158,239      3,692,880      3,691,381        (1,499)
                           Euro                3/15/2006     1,919,864      2,303,459      2,273,606       (29,853)
                           Japanese Yen        3/15/2006   529,550,326      4,492,538      4,528,657        36,119
                           Singaore Dollar     3/15/2006       246,244        147,657        148,504           847
                           Swedish Krona       3/15/2006     2,805,398        356,884        354,520        (2,364)
                           Swiss Franc         3/15/2006       206,868        161,283        158,154        (3,129)


                                                                                                      NET UNREALIZED
                           FOREIGN CURRENCY    DELIVERY   CONTRACTS TO                                 APPRECIATION
                            SALE CONTRACTS       DATE       DELIVER     IN EXCHANGE FOR    VALUE      (DEPRECIATION)
                           -----------------  ----------  ------------  ---------------  ----------  ----------------
 Asset Allocation Account  Australian Dollar  3/15/2006     3,647,894     $2,745,137     $2,669,041     $ 76,096
                           British Pound      3/15/2006     2,473,822      4,380,360      4,245,977      134,383
                           Euro               3/15/2006     4,791,963      5,748,725      5,674,902       73,823
                           Japanese Yen       3/15/2006   445,834,872      3,750,092      3,812,729      (62,637)
                           Swiss Franc        3/15/2006     1,613,854      1,256,896      1,233,813       23,083

                         NOTES TO FINANCIAL STATEMENTS



 -------------------------------------------------------------------------------
6. FEDERAL TAX INFORMATION


DISTRIBUTIONS TO SHAREHOLDERS . The federal income tax character of distributions paid for periods ended December 31, 2005, and December 31, 2004 were as follows:

                             ORDINARY INCOME       LONG-TERM CAPITAL GAIN   SECTION 1250 GAINS
                         ------------------------  -----------------------  -------------------
                            2005         2004         2005        2004        2005       2004
                         -----------  -----------  ----------  -----------  --------  -----------
 Asset Allocation        $ 1,632,761  $ 3,233,014  $       --  $        --  $    --    $     --
 Account
 Balanced Account          3,095,662    2,643,964          --           --       --          --
 Bond Account             13,174,369   12,457,848          --           --       --          --
 Capital Value Account        30,727    3,649,034          --           --       --          --
 Diversified               2,532,765    1,795,063          --           --       --          --
 International Account
 Equity Growth Account            --    1,452,333          --           --       --          --
 Equity Income Account        50,388    1,489,623          --           --       --          --
 Equity Value Account        132,454       13,680       2,938           --       --          --
 Government & High        14,340,475   16,266,441          --           --       --          --
 Quality Bond Account
 Growth Account              915,239      442,917          --           --       --          --
 International Emerging    9,292,413    1,022,290   3,045,625    2,282,855       --          --
 Markets Account
 International SmallCap      619,002      602,428   1,108,232           --       --          --
 Account
 LargeCap Blend Account      240,800    3,754,628     149,314    1,275,173       --          --
 LargeCap Growth Equity       55,234       75,416          --           --       --          --
 Account
 LargeCap Stock Index         40,722    2,215,968          --           --       --          --
 Account
 LargeCap Value Account      167,463    1,328,335     325,238      813,849       --          --
 MidCap Account               13,912    5,815,748   6,586,201   34,091,257       --          --
 MidCap Growth Account            --           --          --           --       --          --
 MidCap Value Account        721,825    2,709,580   1,317,345    5,597,118       --          --
 Money Market Account      3,767,623    1,311,472          --           --       --          --
 Principal LifeTime               25           90         108           --       --          --
 2010 Account
 Principal LifeTime               31          118         118           --       --          --
 2020 Account
 Principal LifeTime              299        1,206       1,076           --       --          --
 2030 Account
 Principal LifeTime              287        1,128         853           --       --          --
 2040 Account
 Principal LifeTime              182          654         395           --       --          --
 2050 Account
 Principal LifeTime               31           85         138           --       --          --
 Strategic Income
 Account
 Real Estate Securities      215,457    4,667,183   1,057,624    9,969,851   76,188     221,071
 Account
 Short-Term Bond           1,069,437           --          --           --       --          --
 Account
 SmallCap Account             18,034           --          --           --       --          --
 SmallCap Growth                  --           --          --           --       --          --
 Account
 SmallCap Value Account      282,500    2,953,671   1,293,451    6,343,405       --          --


 For U.S. federal income tax purposes, short-term capital gain distributions are considered ordinary income distributions.

                         NOTES TO FINANCIAL STATEMENTS



 -------------------------------------------------------------------------------
6. FEDERAL TAX INFORMATION (CONTINUED)



DISTRIBUTABLE EARNINGS . As of December 31, 2005, the components of distributable earnings on a federal income tax basis were as follows:

                          UNDISTRIBUTED         UNDISTRIBUTED          UNDISTRIBUTED
                          ORDINARY INCOME  LONG-TERM CAPITAL GAINS   SECTION 1250 GAINS
                         ----------------  -----------------------  --------------------
 Asset Allocation
 Account                   $   770,918           $ 1,354,704              $     --
 Balanced Account            2,782,388                    --                    --
 Bond Account               13,844,515                    --                    --
 Capital Value Account      11,315,974            15,044,884                    --
 Diversified
 International Account       3,989,849             9,156,396                    --
 Equity Growth Account           2,902                    --                    --
 Equity Income Account       2,452,395                    --                    --
 Equity Value Account            5,980                 9,633                    --
 Government & High
 Quality Bond Account       12,737,959                    --                    --
 Growth Account                328,322                    --                    --
 International Emerging
 Markets Account             1,266,098             1,536,712                    --
 International SmallCap
 Account                    10,592,468            13,887,068                    --
 LargeCap Blend Account      2,725,906             2,567,791                    --
 LargeCap Growth Equity
 Account                         1,154                    --                    --
 LargeCap Stock Index
 Account                     2,506,617                    --                    --
 LargeCap Value Account      1,663,598             2,458,329
 MidCap Account              7,415,611            48,211,084                    --
 MidCap Growth Account              --             1,912,910                    --
 MidCap Value Account        1,222,686            11,395,223                    --
 Principal LifeTime
 2010 Account                    9,389                    23
 Principal LifeTime
 2020 Account                       --                    23                    --
 Principal LifeTime
 2030 Account                    1,298                   247                    --
 Principal LifeTime
 2040 Account                    1,143                   211                    --
 Principal LifeTime
 2050 Account                      369                    94                    --
 Principal LifeTime
 Strategic Income
 Account                        16,072                    22                    --
 Real Estate Securities
 Account                     3,664,621             9,270,142               109,980
 Short-Term Bond
 Account                     2,290,800                    --                    --
 SmallCap Account            2,403,671             3,995,774                    --
 SmallCap Value Account      1,637,547            13,442,430                    --


As of December 31, 2005, Money Market Account and SmallCap Growth Account had no distributable earnings on a federal income tax basis.

                         NOTES TO FINANCIAL STATEMENTS



 -------------------------------------------------------------------------------
6. FEDERAL TAX INFORMATION (CONTINUED)


CAPITAL LOSS CARRYFORWARDS . For federal income tax purposes, capital loss carryforwards are losses that can be used to offset future capital gains of an account. At December 31, 2005, the following Accounts had approximate net capital loss carryforwards as follows:

                                 NET CAPITAL LOSS CARRYFORWARDS EXPIRING IN:
                            2008        2009         2010         2011        2012        2013
                         ----------  -----------  -----------  -----------  --------  ------------
 Balanced Account        $       --  $        --  $ 9,402,000  $ 2,391,000  $     --   $       --
 Bond Account             2,183,000      302,000    1,073,000           --        --      574,000
 Equity Growth Account           --    4,867,000   45,623,000   11,288,000        --           --
 Equity Income Account           --           --    6,304,000    1,185,000        --           --
 Government & High               --           --      171,000    3,059,000        --    1,136,000
 Quality Bond Account
 Growth Account                  --    9,000,000   57,036,000   13,568,000        --    1,468,000
 LargeCap Growth Equity          --    1,085,000    1,635,000      262,000        --
 Account                                                                                       --
 LargeCap Stock Index            --      314,000    3,977,000                     --
 Account                                                                --                     --
 Short-Term Bond                 --           --           --        1,000   166,000      573,000
 Account
 SmallCap Growth                 --   17,661,000   21,722,000           --        --
 Account                                                                                       --




POST-OCTOBER LOSSES . Post-October losses are certain capital and foreign currency losses which occur during the portion of a regulated investment company's taxable year subsequent to October 31. These losses must be deferred until the next taxable year. At December 31, 2005, the Accounts had approximate post-October losses as follows:

 Asset Allocation Account                $68,000
 Bond Account                            1,111,000
 Diversified International Account       31,000
 Government & High Quality Bond Account  1,013,000
 International Emerging Markets Account  35,000
 International SmallCap Account          11,000
 Short-Term Bond Account                 85,000

Schedule of Investments
December 31, 2005
PVC - Asset Allocation Account
                                                              Shares
                                                               Held                                      Value
                                                             ---------------------------------------------------------
COMMON STOCKS (60.53%)
Advertising Agencies (0.07%)
Interpublic Group of Cos Inc (a)                                1,700                            $             16,405
Omnicom Group Inc                                                 675                                          57,463
                                                                                                  --------------------
                                                                                                               73,868
                                                                                                  --------------------
Aerospace & Defense (0.82%)
BAE Systems PLC                                                14,977                                          98,218
Boeing Co                                                       4,000                                         280,960
General Dynamics Corp                                             900                                         102,645
Lockheed Martin Corp                                            1,900                                         120,897
Northrop Grumman Corp                                           1,800                                         108,198
Raytheon Co                                                     2,300                                          92,345
Rockwell Collins Inc                                              400                                          18,588
                                                                                                  --------------------
                                                                                                              821,851
                                                                                                  --------------------
Aerospace & Defense Equipment (0.29%)
United Technologies Corp                                        5,200                                         290,732
                                                                                                  --------------------

Agricultural Chemicals (0.05%)
Monsanto Co                                                       700                                          54,271
                                                                                                  --------------------

Agricultural Operations (0.07%)
Archer-Daniels-Midland Co                                       2,900                                          71,514
                                                                                                  --------------------

Airlines (0.06%)
Southwest Airlines Co                                           3,600                                          59,148
                                                                                                  --------------------

Apparel Manufacturers (0.10%)
Coach Inc (a)                                                   1,300                                          43,342
Jones Apparel Group Inc                                           500                                          15,360
Liz Claiborne Inc                                                 500                                          17,910
VF Corp                                                           500                                          27,670
                                                                                                  --------------------
                                                                                                              104,282
                                                                                                  --------------------
Appliances (0.03%)
Whirlpool Corp                                                    300                                          25,128
                                                                                                  --------------------

Applications Software (1.10%)
Intuit Inc (a)                                                    800                                          42,640
Mercury Interactive Corp (a)                                      600                                          16,674
Microsoft Corp                                                 39,200                                       1,025,080
Siebel Systems Inc                                              2,500                                          26,450
                                                                                                  --------------------
                                                                                                            1,110,844
                                                                                                  --------------------
Athletic Footwear (0.08%)
Nike Inc                                                          900                                          78,111
                                                                                                  --------------------

Auto - Car & Light Trucks (0.12%)
DaimlerChrysler AG                                              1,437                                          73,021
Peugeot SA                                                        118                                           6,779
Renault SA                                                        214                                          17,392
Volkswagen AG                                                     507                                          26,726
                                                                                                  --------------------
                                                                                                              123,918
                                                                                                  --------------------

Auto - Medium & Heavy Duty Trucks (0.07%)
Paccar Inc                                                      1,050                                          72,692
                                                                                                  --------------------

Beverages - Non-alcoholic (0.93%)
Coca-Cola Co/The                                               10,325                                         416,201
Coca-Cola Enterprises Inc                                       2,200                                          42,174
Pepsi Bottling Group Inc                                        1,300                                          37,193
PepsiCo Inc                                                     7,370                                         435,419
                                                                                                  --------------------
                                                                                                              930,987
                                                                                                  --------------------
Beverages - Wine & Spirits (0.24%)
Brown-Forman Corp                                                 700                                          48,524
Diageo PLC                                                     13,200                                         191,032
                                                                                                  --------------------
                                                                                                              239,556
                                                                                                  --------------------
Brewery (0.15%)
Anheuser-Busch Cos Inc                                          3,400                                         146,064
                                                                                                  --------------------

Broadcasting Services & Programming (0.07%)
Clear Channel Communications Inc                                2,251                                          70,794
                                                                                                  --------------------

Building - Heavy Construction (0.07%)
Vinci SA                                                          826                                          70,784
                                                                                                  --------------------

Building - Residential & Commercial (0.10%)
Centex Corp                                                       500                                          35,745
KB Home                                                           400                                          29,064
Pulte Homes Inc                                                   900                                          35,424
                                                                                                  --------------------
                                                                                                              100,233
                                                                                                  --------------------
Building & Construction - Miscellaneous (0.07%)
Bouygues                                                        1,489                                          72,537
                                                                                                  --------------------

Building & Construction Products - Miscellaneous (0.25%)
Cie de Saint-Gobain                                             2,038                                         120,797
Masco Corp                                                      3,600                                         108,684
Vulcan Materials Co                                               300                                          20,325
                                                                                                  --------------------
                                                                                                              249,806
                                                                                                  --------------------
Building Products - Air & Heating (0.05%)
American Standard Cos Inc                                       1,300                                          51,935
                                                                                                  --------------------

Cable TV (0.22%)
Comcast Corp (a)                                                8,352                                         216,818
                                                                                                  --------------------

Casino Hotels (0.12%)
Harrah's Entertainment Inc                                      1,700                                         121,193
                                                                                                  --------------------

Casino Services (0.07%)
International Game Technology                                   2,306                                          70,979
                                                                                                  --------------------

Cellular Telecommunications (0.48%)
Mobile Telesystems OJSC ADR                                     5,000                                         175,000
Vimpel-Communications ADR (a)                                   4,900                                         216,727
Vodafone Group PLC                                             41,345                                          89,078
                                                                                                  --------------------
                                                                                                              480,805
                                                                                                  --------------------
Chemicals - Diversified (0.26%)
Dow Chemical Co/The                                             2,300                                         100,786
EI Du Pont de Nemours & Co                                      2,500                                         106,250
PPG Industries Inc                                                500                                          28,950

Rohm & Haas Co                                                    600                                          29,052
                                                                                                  --------------------
                                                                                                              265,038
                                                                                                  --------------------
Chemicals - Specialty (0.05%)
Eastman Chemical Co                                               200                                          10,318
Ecolab Inc                                                        900                                          32,643
Engelhard Corp                                                    100                                           3,015
Sigma-Aldrich Corp                                                100                                           6,329
                                                                                                  --------------------
                                                                                                               52,305
                                                                                                  --------------------
Commercial Banks (0.52%)
AmSouth Bancorp                                                   600                                          15,726
BB&T Corp                                                         300                                          12,573
Credit Suisse Group                                             3,873                                         196,890
Deutsche Bank AG                                                  918                                          88,770
Marshall & Ilsley Corp                                            400                                          17,216
Regions Financial Corp                                            823                                          28,114
Synovus Financial Corp                                            600                                          16,206
UBS AG                                                          1,581                                         150,069
                                                                                                  --------------------
                                                                                                              525,564
                                                                                                  --------------------
Commercial Services (0.00%)
CCE Spinco Inc (a)                                                281                                           3,686
                                                                                                  --------------------

Commercial Services - Finance (0.11%)
Equifax Inc                                                       400                                          15,208
H&R Block Inc                                                   1,300                                          31,915
Moody's Corp                                                      200                                          12,284
Paychex Inc                                                     1,300                                          49,556
                                                                                                  --------------------
                                                                                                              108,963
                                                                                                  --------------------
Computer Services (0.14%)
Affiliated Computer Services Inc (a)                              600                                          35,508
Computer Sciences Corp (a)                                        800                                          40,512
Electronic Data Systems Corp                                    2,100                                          50,484
Unisys Corp (a)                                                 2,000                                          11,660
                                                                                                  --------------------
                                                                                                              138,164
                                                                                                  --------------------
Computers (1.40%)
Apple Computer Inc (a)                                          2,800                                         201,292
Dell Inc (a)                                                    9,600                                         287,904
Hewlett-Packard Co                                             11,500                                         329,245
International Business Machines Corp                            6,400                                         526,080
Sun Microsystems Inc (a)                                       16,400                                          68,716
                                                                                                  --------------------
                                                                                                            1,413,237
                                                                                                  --------------------
Computers  -Memory Devices (0.17%)
EMC Corp/Massachusetts (a)                                      9,700                                         132,114
Network Appliance Inc (a)                                       1,400                                          37,800
                                                                                                  --------------------
                                                                                                              169,914
                                                                                                  --------------------
Computers - Peripheral Equipment (0.02%)
Lexmark International Inc (a)                                     500                                          22,415
                                                                                                  --------------------

Consumer Products - Miscellaneous (0.21%)
Clorox Co                                                         900                                          51,201
Fortune Brands Inc                                                500                                          39,010
Kimberly-Clark Corp                                             2,000                                         119,300
                                                                                                  --------------------
                                                                                                              209,511
                                                                                                  --------------------
Containers - Metal & Glass (0.01%)
Ball Corp                                                         300                                          11,916
                                                                                                  --------------------


Containers - Paper & Plastic (0.01%)
Sealed Air Corp                                                   100                                           5,617
                                                                                                  --------------------

Cosmetics & Toiletries (0.91%)
Avon Products Inc                                               1,900                                          54,245
Colgate-Palmolive Co                                            1,950                                         106,958
L'Oreal SA                                                        448                                          33,186
Procter & Gamble Co                                            12,415                                         718,580
                                                                                                  --------------------
                                                                                                              912,969
                                                                                                  --------------------
Cruise Lines (0.27%)
Carnival Corp                                                   4,983                                         266,441
                                                                                                  --------------------

Data Processing & Management (0.28%)
Automatic Data Processing Inc                                   2,200                                         100,958
First Data Corp                                                 3,247                                         139,653
Fiserv Inc (a)                                                    900                                          38,943
                                                                                                  --------------------
                                                                                                              279,554
                                                                                                  --------------------
Disposable Medical Products (0.05%)
CR Bard Inc                                                       800                                          52,736
                                                                                                  --------------------

Distribution & Wholesale (0.10%)
Wolseley PLC                                                    3,866                                          81,236
WW Grainger Inc                                                   300                                          21,330
                                                                                                  --------------------
                                                                                                              102,566
                                                                                                  --------------------
Diversified Manufacturing Operations (3.28%)
3M Co                                                           3,600                                         279,000
Cooper Industries Ltd                                             300                                          21,900
Danaher Corp                                                    1,400                                          78,092
Dover Corp                                                      1,500                                          60,735
Eaton Corp                                                        800                                          53,672
General Electric Co                                            49,900                                       1,748,995
Honeywell International Inc                                     4,300                                         160,175
Illinois Tool Works Inc                                         1,600                                         140,784
Ingersoll-Rand Co Ltd                                           2,000                                          80,740
ITT Industries Inc                                                400                                          41,128
Leggett & Platt Inc                                               700                                          16,072
Parker Hannifin Corp                                              700                                          46,172
Siemens AG                                                      2,949                                         251,739
Textron Inc                                                       600                                          46,188
Tyco International Ltd                                          9,600                                         277,056
                                                                                                  --------------------
                                                                                                            3,302,448
                                                                                                  --------------------
Diversified Operations (0.26%)
LVMH Moet Hennessy Louis Vuitton SA                             2,924                                         258,848
                                                                                                  --------------------

Diversified Operations & Commercial Services (0.05%)
Cendant Corp                                                    3,100                                          53,475
                                                                                                  --------------------

Drug Delivery Systems (0.02%)
Hospira Inc (a)                                                   580                                          24,812
                                                                                                  --------------------

E-Commerce - Services (0.08%)
eBay Inc (a)                                                    1,856                                          80,272
                                                                                                  --------------------

Electric - Generation (0.02%)
AES Corp/The (a)                                                1,200                                          18,996
                                                                                                  --------------------


Electric - Integrated (1.45%)
Ameren Corp                                                       800                                          40,992
American Electric Power Co Inc                                    400                                          14,836
Cinergy Corp                                                      400                                          16,984
Consolidated Edison Inc                                           400                                          18,532
Constellation Energy Group Inc                                    400                                          23,040
Dominion Resources Inc/VA                                       1,000                                          77,200
DTE Energy Co                                                     400                                          17,276
Duke Energy Corp                                                2,700                                          74,115
E.ON AG                                                         2,891                                         298,246
Edison International                                            1,000                                          43,610
Entergy Corp                                                      400                                          27,460
Exelon Corp                                                     1,900                                         100,966
FirstEnergy Corp                                                  300                                          14,697
FPL Group Inc                                                   1,300                                          54,028
PG&E Corp                                                       1,300                                          48,256
PPL Corp                                                          800                                          23,520
Progress Energy Inc                                               400                                          17,568
Public Service Enterprise Group Inc                               800                                          51,976
RWE AG                                                          1,945                                         143,114
Scottish Power PLC                                             17,365                                         162,172
Southern Co/The                                                 2,300                                          79,419
TXU Corp                                                        2,000                                         100,380
Xcel Energy Inc                                                   800                                          14,768
                                                                                                  --------------------
                                                                                                            1,463,155
                                                                                                  --------------------
Electric Products - Miscellaneous (0.17%)
Emerson Electric Co                                             2,100                                         156,870
Molex Inc                                                         700                                          18,165
                                                                                                  --------------------
                                                                                                              175,035
                                                                                                  --------------------
Electronic Components - Miscellaneous (0.36%)
Jabil Circuit Inc (a)                                             800                                          29,672
Koninklijke Philips Electronics NV                              9,864                                         305,421
Sanmina-SCI Corp (a)                                            1,900                                           8,094
Solectron Corp (a)                                              3,800                                          13,908
                                                                                                  --------------------
                                                                                                              357,095
                                                                                                  --------------------
Electronic Components - Semiconductors (1.22%)
Advanced Micro Devices Inc (a)                                  2,100                                          64,260
Altera Corp (a)                                                 2,200                                          40,766
Broadcom Corp (a)                                               1,400                                          66,010
Freescale Semiconductor Inc (a)                                 1,739                                          43,771
Intel Corp                                                     25,200                                         628,992
Micron Technology Inc (a)                                       3,700                                          49,247
National Semiconductor Corp                                     1,500                                          38,970
Nvidia Corp (a)                                                 1,000                                          36,560
QLogic Corp (a)                                                   200                                           6,502
Texas Instruments Inc                                           6,900                                         221,283
Xilinx Inc                                                      1,200                                          30,252
                                                                                                  --------------------
                                                                                                            1,226,613
                                                                                                  --------------------
Electronic Forms (0.07%)
Adobe Systems Inc                                               2,000                                          73,920
                                                                                                  --------------------

Electronic Measurement Instruments (0.06%)
Agilent Technologies Inc (a)                                    1,800                                          59,922
                                                                                                  --------------------

Emerging Market - Equity (1.86%)
iShares MSCI Emerging Markets Index Fun                        21,200                                       1,870,900
                                                                                                  --------------------


Engineering - Research & Development Services (0.06%)
ABB Ltd (a)                                                     5,738                                          55,510
                                                                                                  --------------------

Enterprise Software & Services (0.75%)
BMC Software Inc (a)                                            1,000                                          20,490
Computer Associates International Inc                           2,100                                          59,199
Novell Inc (a)                                                  2,000                                          17,660
Oracle Corp (a)                                                18,800                                         229,548
SAP AG                                                          2,386                                         431,111
                                                                                                  --------------------
                                                                                                              758,008
                                                                                                  --------------------
Entertainment Software (0.06%)
Electronic Arts Inc (a)                                         1,100                                          57,541
                                                                                                  --------------------

Fiduciary Banks (0.47%)
Bank of New York Co Inc/The                                     4,000                                         127,400
Mellon Financial Corp                                           9,600                                         328,800
Northern Trust Corp                                               100                                           5,182
State Street Corp                                                 200                                          11,088
                                                                                                  --------------------
                                                                                                              472,470
                                                                                                  --------------------
Finance - Consumer Loans (0.01%)
SLM Corp                                                          200                                          11,018
                                                                                                  --------------------

Finance - Credit Card (0.48%)
American Express Co                                             3,900                                         200,694
Capital One Financial Corp                                        100                                           8,640
MBNA Corp                                                      10,100                                         274,316
                                                                                                  --------------------
                                                                                                              483,650
                                                                                                  --------------------
Finance - Investment Banker & Broker (2.53%)
Charles Schwab Corp/The                                         6,500                                          95,355
Citigroup Inc                                                  23,216                                       1,126,673
Goldman Sachs Group Inc                                         2,975                                         379,937
JPMorgan Chase & Co                                             4,228                                         167,809
Lehman Brothers Holdings Inc                                    2,900                                         371,693
Merrill Lynch & Co Inc                                          6,000                                         406,380
Piper Jaffray Cos (a)                                              73                                           2,949
                                                                                                  --------------------
                                                                                                            2,550,796
                                                                                                  --------------------
Finance - Mortgage Loan/Banker (0.20%)
Countrywide Financial Corp                                        500                                          17,095
Fannie Mae                                                      1,100                                          53,691
Freddie Mac                                                     2,000                                         130,700
                                                                                                  --------------------
                                                                                                              201,486
                                                                                                  --------------------
Finance - Other Services (0.18%)
Man Group Plc                                                   5,626                                         184,378
                                                                                                  --------------------

Financial Guarantee Insurance (0.11%)
AMBAC Financial Group Inc                                         400                                          30,824
MBIA Inc                                                        1,000                                          60,160
MGIC Investment Corp                                              300                                          19,746
                                                                                                  --------------------
                                                                                                              110,730
                                                                                                  --------------------
Food - Confectionery (0.14%)
Hershey Co/The                                                  1,300                                          71,825
WM Wrigley Jr Co                                                1,000                                          66,490
                                                                                                  --------------------
                                                                                                              138,315
                                                                                                  --------------------
Food - Miscellaneous/Diversified (0.92%)
Cadbury Schweppes PLC                                           3,053                                          28,827
Campbell Soup Co                                                2,000                                          59,540

ConAgra Foods Inc                                               2,300                                          46,644
General Mills Inc                                               1,600                                          78,912
HJ Heinz Co                                                     1,600                                          53,952
Kellogg Co                                                      1,800                                          77,796
Nestle SA                                                       1,310                                         390,629
Sara Lee Corp                                                   4,000                                          75,600
Unilever NV                                                     1,687                                         115,116
                                                                                                  --------------------
                                                                                                              927,016
                                                                                                  --------------------
Food - Retail (0.71%)
Albertson's Inc                                                   800                                          17,080
Carrefour SA                                                    2,833                                         132,263
Koninklijke Ahold NV (a)                                        3,136                                          23,415
Kroger Co/The (a)                                               4,000                                          75,520
Metro AG                                                          436                                          20,978
Safeway Inc                                                       900                                          21,294
Tesco PLC                                                      74,395                                         423,700
                                                                                                  --------------------
                                                                                                              714,250
                                                                                                  --------------------
Food - Wholesale & Distribution (0.04%)
Sysco Corp                                                      1,300                                          40,365
                                                                                                  --------------------

Forestry (0.08%)
Plum Creek Timber Co Inc                                        1,100                                          39,655
Weyerhaeuser Co                                                   600                                          39,804
                                                                                                  --------------------
                                                                                                               79,459
                                                                                                  --------------------
Gambling (Non-Hotel) (0.03%)
Hilton Group PLC                                                5,077                                          31,704
                                                                                                  --------------------

Gas - Distribution (0.04%)
KeySpan Corp                                                      400                                          14,276
NiSource Inc                                                      400                                           8,344
Sempra Energy                                                     400                                          17,936
                                                                                                  --------------------
                                                                                                               40,556
                                                                                                  --------------------
Gold Mining (0.05%)
Newmont Mining Corp                                             1,000                                          53,400
                                                                                                  --------------------

Health Care Cost Containment (0.08%)
McKesson Corp                                                   1,600                                          82,544
                                                                                                  --------------------

Home Decoration Products (0.02%)
Newell Rubbermaid Inc                                             900                                          21,402
                                                                                                  --------------------

Hotels & Motels (0.49%)
Accor SA                                                        2,268                                         124,291
Hilton Hotels Corp                                              2,800                                          67,508
Intercontinental Hotels Group PLC                               1,969                                          28,348
Marriott International Inc                                      2,032                                         136,083
Starwood Hotels & Resorts Worldwide Inc                         2,078                                         132,701
                                                                                                  --------------------
                                                                                                              488,931
                                                                                                  --------------------
Human Resources (0.03%)
Monster Worldwide Inc (a)                                         300                                          12,246
Robert Half International Inc                                     500                                          18,945
                                                                                                  --------------------
                                                                                                               31,191
                                                                                                  --------------------
Industrial Automation & Robots (0.02%)
Rockwell Automation Inc                                           400                                          23,664
                                                                                                  --------------------


Industrial Gases (0.08%)
Air Products & Chemicals Inc                                      500                                          29,595
Praxair Inc                                                       900                                          47,664
                                                                                                  --------------------
                                                                                                               77,259
                                                                                                  --------------------
Instruments - Controls (0.02%)
Thermo Electron Corp (a)                                          700                                          21,091
                                                                                                  --------------------

Instruments - Scientific (0.03%)
Applera Corp - Applied Biosystems Group                           700                                          18,592
Waters Corp (a)                                                   400                                          15,120
                                                                                                  --------------------
                                                                                                               33,712
                                                                                                  --------------------
Insurance Brokers (0.12%)
AON Corp                                                        1,000                                          35,950
Marsh & McLennan Cos Inc                                        2,800                                          88,928
                                                                                                  --------------------
                                                                                                              124,878
                                                                                                  --------------------
Internet Security (0.08%)
Symantec Corp (a)                                               4,348                                          76,090
                                                                                                  --------------------

Investment Management & Advisory Services (0.05%)
Ameriprise Financial Inc                                          780                                          31,980
Franklin Resources Inc                                            200                                          18,802
                                                                                                  --------------------
                                                                                                               50,782
                                                                                                  --------------------
Leisure & Recreation Products (0.02%)
Brunswick Corp                                                    400                                          16,264
                                                                                                  --------------------

Life & Health Insurance (0.92%)
Aflac Inc                                                       2,200                                         102,124
Cigna Corp                                                        800                                          89,360
Jefferson-Pilot Corp                                              100                                           5,693
Legal & General Group PLC                                     153,898                                         322,988
Lincoln National Corp                                           1,300                                          68,939
Manulife Financial Corp                                           400                                          23,520
Prudential Financial Inc                                        2,100                                         153,699
Prudential PLC                                                 16,630                                         157,021
UnumProvident Corp                                                100                                           2,275
                                                                                                  --------------------
                                                                                                              925,619
                                                                                                  --------------------
Linen Supply & Related Items (0.02%)
Cintas Corp                                                       400                                          16,472
                                                                                                  --------------------

Machinery - Construction & Mining (0.21%)
Caterpillar Inc                                                 3,600                                         207,972
                                                                                                  --------------------

Machinery - Farm (0.07%)
Deere & Co                                                      1,000                                          68,110
                                                                                                  --------------------

Medical - Biomedical/Gene (0.71%)
Amgen Inc (a)                                                   6,800                                         536,248
Biogen Idec Inc (a)                                             2,005                                          90,887
Chiron Corp (a)                                                   100                                           4,446
Genzyme Corp (a)                                                  800                                          56,624
Medimmune Inc (a)                                                 500                                          17,510
Millipore Corp (a)                                                100                                           6,604
                                                                                                  --------------------
                                                                                                              712,319
                                                                                                  --------------------
Medical - Drugs (4.42%)
Abbott Laboratories                                             7,500                                         295,725
Allergan Inc                                                      600                                          64,776

AstraZeneca PLC                                                 2,331                                         113,209
Bristol-Myers Squibb Co                                        10,400                                         238,992
Elan Corp PLC (a)                                               2,166                                          29,126
Eli Lilly & Co                                                  5,400                                         305,586
Forest Laboratories Inc (a)                                     1,600                                          65,088
GlaxoSmithKline PLC                                            15,902                                         401,031
Merck & Co Inc                                                  8,900                                         283,109
Novartis AG                                                     6,796                                         356,056
Novo-Nordisk A/S                                                3,700                                         207,426
Pfizer Inc                                                     31,100                                         725,252
Roche Holding AG                                                3,468                                         519,167
Sanofi-Aventis                                                  2,840                                         247,894
Schering AG                                                     1,958                                         130,606
Schering-Plough Corp                                            8,300                                         173,055
Wyeth                                                           6,400                                         294,848
                                                                                                  --------------------
                                                                                                            4,450,946
                                                                                                  --------------------
Medical - HMO (0.92%)
Aetna Inc                                                       1,800                                         169,758
Humana Inc (a)                                                    900                                          48,897
UnitedHealth Group Inc                                          7,700                                         478,478
WellPoint Inc (a)                                               2,900                                         231,391
                                                                                                  --------------------
                                                                                                              928,524
                                                                                                  --------------------
Medical - Hospitals (0.21%)
HCA Inc                                                         2,900                                         146,450
Health Management Associates Inc                                2,100                                          46,116
Tenet Healthcare Corp (a)                                       2,600                                          19,916
                                                                                                  --------------------
                                                                                                              212,482
                                                                                                  --------------------
Medical - Nursing Homes (0.01%)
Manor Care Inc                                                    300                                          11,931
                                                                                                  --------------------

Medical - Wholesale Drug Distribution (0.28%)
AmerisourceBergen Corp                                          2,600                                         107,640
Cardinal Health Inc                                             2,600                                         178,750
                                                                                                  --------------------
                                                                                                              286,390
                                                                                                  --------------------
Medical Information Systems (0.04%)
IMS Health Inc                                                  1,800                                          44,856
                                                                                                  --------------------

Medical Instruments (0.69%)
Guidant Corp                                                    1,900                                         123,025
Medtronic Inc                                                   7,117                                         409,726
St Jude Medical Inc (a)                                         3,250                                         163,150
                                                                                                  --------------------
                                                                                                              695,901
                                                                                                  --------------------
Medical Laboratory & Testing Service (0.06%)
Quest Diagnostics Inc                                           1,200                                          61,776
                                                                                                  --------------------

Medical Products (1.31%)
Baxter International Inc                                        3,600                                         135,540
Becton Dickinson & Co                                           1,400                                          84,112
Biomet Inc                                                      1,400                                          51,198
Johnson & Johnson                                              13,200                                         793,320
Nobel Biocare Holding AG                                          115                                          25,217
Smith & Nephew PLC                                              2,636                                          24,256
Stryker Corp                                                    2,400                                         106,632
Zimmer Holdings Inc (a)                                         1,400                                          94,416
                                                                                                  --------------------
                                                                                                            1,314,691
                                                                                                  --------------------

Metal - Aluminum (0.06%)
Alcoa Inc                                                       2,100                                          62,097
                                                                                                  --------------------

Metal - Copper (0.03%)
Phelps Dodge Corp                                                 200                                          28,774
                                                                                                  --------------------

Metal - Diversified (0.02%)
Freeport-McMoRan Copper & Gold Inc                                400                                          21,520
                                                                                                  --------------------

Multi-line Insurance (2.94%)
ACE Ltd                                                         1,100                                          58,784
Allianz AG                                                      2,410                                         363,726
Allstate Corp/The                                               3,200                                         173,024
American International Group Inc                               10,275                                         701,063
Assicurazioni Generali SpA                                     12,518                                         435,881
Aviva PLC                                                      13,986                                         169,273
AXA SA                                                         11,823                                         380,163
Cincinnati Financial Corp                                         315                                          14,074
Hartford Financial Services Group Inc                           1,800                                         154,602
Loews Corp                                                        600                                          56,910
Metlife Inc                                                     3,400                                         166,600
XL Capital Ltd                                                    600                                          40,428
Zurich Financial Services AG                                    1,150                                         244,319
                                                                                                  --------------------
                                                                                                            2,958,847
                                                                                                  --------------------
Multimedia (0.78%)
McGraw-Hill Cos Inc/The                                         1,482                                          76,516
Time Warner Inc                                                17,324                                         302,130
Viacom Inc                                                      6,364                                         207,466
Walt Disney Co                                                  8,438                                         202,259
                                                                                                  --------------------
                                                                                                              788,371
                                                                                                  --------------------
Networking Products (0.43%)
Cisco Systems Inc (a)                                          25,400                                         434,848
                                                                                                  --------------------

Non-hazardous Waste Disposal (0.05%)
Waste Management Inc                                            1,700                                          51,595
                                                                                                  --------------------

Office Automation & Equipment (0.08%)
Pitney Bowes Inc                                                  700                                          29,575
Xerox Corp (a)                                                  3,200                                          46,880
                                                                                                  --------------------
                                                                                                               76,455
                                                                                                  --------------------
Office Supplies & Forms (0.02%)
ACCO Brands Corp (a)                                              141                                           3,455
Avery Dennison Corp                                               300                                          16,581
                                                                                                  --------------------
                                                                                                               20,036
                                                                                                  --------------------
Oil - Field Services (0.46%)
Baker Hughes Inc                                                1,500                                          91,170
BJ Services Co                                                  1,200                                          44,004
Halliburton Co                                                  1,800                                         111,528
Schlumberger Ltd                                                2,200                                         213,730
                                                                                                  --------------------
                                                                                                              460,432
                                                                                                  --------------------
Oil & Gas Drilling (0.13%)
Nabors Industries Ltd (a)                                         500                                          37,875
Transocean Inc (a)                                              1,300                                          90,597
                                                                                                  --------------------
                                                                                                              128,472
                                                                                                  --------------------
Oil Company - Exploration & Production (0.90%)
Anadarko Petroleum Corp                                           900                                          85,275
Apache Corp                                                     1,300                                          89,076
Burlington Resources Inc                                        1,700                                         146,540
Devon Energy Corp                                               1,800                                         112,572
EOG Resources Inc                                                 800                                          58,696
Kerr-McGee Corp                                                   398                                          36,162
OAO Gazprom ADR                                                 4,582                                         334,486
XTO Energy Inc                                                    900                                          39,546
                                                                                                  --------------------
                                                                                                              902,353
                                                                                                  --------------------
Oil Company - Integrated (2.64%)
Amerada Hess Corp                                                 300                                          38,046
BP PLC                                                          1,034                                          10,997
Chevron Corp                                                    8,830                                         501,279
ConocoPhillips                                                  5,100                                         296,718
Exxon Mobil Corp                                               24,000                                       1,348,080
LUKOIL ADR                                                      4,500                                         263,475
Marathon Oil Corp                                               1,300                                          79,261
Occidental Petroleum Corp                                       1,500                                         119,820
                                                                                                  --------------------
                                                                                                            2,657,676
                                                                                                  --------------------
Oil Refining & Marketing (0.10%)
Valero Energy Corp                                              2,000                                         103,200
                                                                                                  --------------------

Optical Supplies (0.06%)
Bausch & Lomb Inc                                                 200                                          13,580
Cie Generale d'Optique Essilor Internat                           606                                          48,750
                                                                                                  --------------------
                                                                                                               62,330
                                                                                                  --------------------
Paper & Related Products (0.07%)
International Paper Co                                          1,200                                          40,332
MeadWestvaco Corp                                                 600                                          16,818
Temple-Inland Inc                                                 400                                          17,940
                                                                                                  --------------------
                                                                                                               75,090
                                                                                                  --------------------
Pharmacy Services (0.16%)
Express Scripts Inc (a)                                         1,000                                          83,800
Medco Health Solutions Inc (a)                                  1,450                                          80,910
                                                                                                  --------------------
                                                                                                              164,710
                                                                                                  --------------------
Photo Equipment & Supplies (0.02%)
Eastman Kodak Co                                                1,000                                          23,400
                                                                                                  --------------------

Pipelines (0.09%)
Kinder Morgan Inc                                                 400                                          36,780
Williams Cos Inc                                                2,100                                          48,657
                                                                                                  --------------------
                                                                                                               85,437
                                                                                                  --------------------
Power Converter & Supply Equipment (0.15%)
American Power Conversion Corp                                    800                                          17,600
Schneider Electric SA                                           1,504                                         133,674
                                                                                                  --------------------
                                                                                                              151,274
                                                                                                  --------------------
Printing - Commercial (0.02%)
RR Donnelley & Sons Co                                            600                                          20,526
                                                                                                  --------------------

Private Corrections (0.00%)
Corrections Corp of America (a)                                     7                                             315
                                                                                                  --------------------

Property & Casualty Insurance (0.28%)
Chubb Corp                                                        600                                          58,590
Progressive Corp/The                                            1,000                                         116,780
St Paul Travelers Cos Inc/The                                   2,345                                         104,751
                                                                                                  --------------------
                                                                                                              280,121
                                                                                                  --------------------

Publicly Traded Investment Fund (5.51%)
iShares MSCI Mexico Index Fund                                 34,100                                       1,217,711
iShares S&P 500 Growth Index Fund                              34,200                                       2,027,718
Midcap SPDR Trust Series 1                                         37                                           4,981
Streettracks Gold Trust (a)                                    44,400                                       2,292,372
                                                                                                  --------------------
                                                                                                            5,542,782
                                                                                                  --------------------
Publishing - Newspapers (0.13%)
Gannett Co Inc                                                  1,160                                          70,261
New York Times Co                                                 802                                          21,213
Tribune Co                                                      1,332                                          40,306
                                                                                                  --------------------
                                                                                                              131,780
                                                                                                  --------------------
Radio (0.00%)
Cumulus Media Inc (a)                                               9                                             112
                                                                                                  --------------------

Real Estate Operator & Developer (0.11%)
Land Securities Group PLC                                       3,739                                         106,618
                                                                                                  --------------------

Regional Banks (0.73%)
Bank of America Corp                                            4,032                                         186,077
Comerica Inc                                                    1,000                                          56,760
Fifth Third Bancorp                                               700                                          26,404
Keycorp                                                           100                                           3,293
National City Corp                                                700                                          23,499
PNC Financial Services Group Inc                                  800                                          49,464
SunTrust Banks Inc                                                300                                          21,828
US Bancorp                                                      4,100                                         122,549
Wachovia Corp                                                   1,889                                          99,852
Wells Fargo & Co                                                2,300                                         144,509
                                                                                                  --------------------
                                                                                                              734,235
                                                                                                  --------------------
Reinsurance (0.12%)
Muenchener Rueckversicherungs AG                                  746                                         100,639
Swiss Reinsurance                                                 287                                          20,949
                                                                                                  --------------------
                                                                                                              121,588
                                                                                                  --------------------
REITS - Apartments (0.06%)
Equity Residential                                              1,600                                          62,592
                                                                                                  --------------------

REITS - Office Property (0.07%)
Equity Office Properties Trust                                  2,400                                          72,792
                                                                                                  --------------------

REITS - Warehouse & Industrial (0.05%)
Prologis                                                        1,100                                          51,392
                                                                                                  --------------------

Retail - Apparel & Shoe (0.05%)
Gap Inc/The                                                     1,444                                          25,472
Ltd Brands                                                      1,028                                          22,976
                                                                                                  --------------------
                                                                                                               48,448
                                                                                                  --------------------
Retail - Auto Parts (0.02%)
Autozone Inc (a)                                                  205                                          18,809
                                                                                                  --------------------

Retail - Bedding (0.02%)
Bed Bath & Beyond Inc (a)                                         498                                          18,003
                                                                                                  --------------------

Retail - Building Products (0.21%)
Home Depot Inc                                                  3,293                                         133,301
Lowe's Cos Inc                                                  1,199                                          79,925
                                                                                                  --------------------
                                                                                                              213,226
                                                                                                  --------------------

Retail - Consumer Electronics (0.03%)
Best Buy Co Inc                                                   753                                          32,740
                                                                                                  --------------------

Retail - Discount (0.77%)
Costco Wholesale Corp                                           1,475                                          72,968
Dollar General Corp                                               680                                          12,968
Family Dollar Stores Inc                                          359                                           8,900
Target Corp                                                     1,449                                          79,651
TJX Cos Inc                                                       896                                          20,814
Wal-Mart Stores Inc                                            12,400                                         580,320
                                                                                                  --------------------
                                                                                                              775,621
                                                                                                  --------------------
Retail - Drug Store (0.15%)
CVS Corp                                                        1,500                                          39,630
Walgreen Co                                                     2,475                                         109,544
                                                                                                  --------------------
                                                                                                              149,174
                                                                                                  --------------------
Retail - Jewelry (0.25%)
Compagnie Financiere Richemont AG                               5,406                                         234,625
Tiffany & Co                                                      346                                          13,248
                                                                                                  --------------------
                                                                                                              247,873
                                                                                                  --------------------
Retail - Major Department Store (0.03%)
JC Penney Co Inc                                                  541                                          30,080
                                                                                                  --------------------

Retail - Office Supplies (0.03%)
Staples Inc                                                     1,445                                          32,816
                                                                                                  --------------------

Retail - Regional Department Store (0.06%)
Federated Department Stores Inc                                   558                                          37,012
Kohl's Corp (a)                                                   497                                          24,154
                                                                                                  --------------------
                                                                                                               61,166
                                                                                                  --------------------
Retail - Restaurants (0.83%)
Darden Restaurants Inc                                          1,000                                          38,880
McDonald's Corp                                                11,869                                         400,223
Starbucks Corp (a)                                              7,374                                         221,294
Wendy's International Inc                                         800                                          44,208
Yum! Brands Inc                                                 2,798                                         131,170
                                                                                                  --------------------
                                                                                                              835,775
                                                                                                  --------------------
Rubber - Tires (0.09%)
Compagnie Generale des Etablissements Michelin                    753                                          42,172
Continental AG                                                    569                                          50,270
                                                                                                  --------------------
                                                                                                               92,442
                                                                                                  --------------------
Savings & Loans - Thrifts (0.07%)
Golden West Financial Corp                                        400                                          26,400
Washington Mutual Inc                                           1,100                                          47,850
                                                                                                  --------------------
                                                                                                               74,250
                                                                                                  --------------------
Schools (0.02%)
Apollo Group Inc (a)                                              300                                          18,138
                                                                                                  --------------------

Semiconductor Component - Integrated Circuits (0.14%)
Analog Devices Inc                                              1,500                                          53,805
Linear Technology Corp                                          1,000                                          36,070
Maxim Integrated Products Inc                                   1,400                                          50,736
                                                                                                  --------------------
                                                                                                              140,611
                                                                                                  --------------------
Semiconductor Equipment (0.20%)
Applied Materials Inc                                           7,200                                         129,168
Kla-Tencor Corp                                                   800                                          39,464
Novellus Systems Inc (a)                                          800                                          19,296

Teradyne Inc (a)                                                  800                                          11,656
                                                                                                  --------------------
                                                                                                              199,584
                                                                                                  --------------------
Soap & Cleaning Products (0.04%)
Henkel KGaA                                                        92                                           9,224
Reckitt Benckiser PLC                                             873                                          28,790
                                                                                                  --------------------
                                                                                                               38,014
                                                                                                  --------------------
Special Purpose Entity (0.00%)
Atlantic Asset Securitization Corp (a)(b)                       4,809                                               -
                                                                                                  --------------------

Steel - Producers (0.04%)
Nucor Corp                                                        400                                          26,688
United States Steel Corp                                          300                                          14,421
                                                                                                  --------------------
                                                                                                               41,109
                                                                                                  --------------------
Telecommunication Equipment (0.12%)
Avaya Inc (a)                                                   1,600                                          17,072
Comverse Technology Inc (a)                                       700                                          18,613
Lucent Technologies Inc - Warrants (a)                            942                                             532
Lucent Technologies Inc (a)                                    15,600                                          41,496
Scientific-Atlanta Inc                                            600                                          25,842
Tellabs Inc (a)                                                 1,600                                          17,440
                                                                                                  --------------------
                                                                                                              120,995
                                                                                                  --------------------
Telecommunication Equipment - Fiber Optics (0.12%)
Corning Inc (a)                                                 5,200                                         102,232
JDS Uniphase Corp (a)                                           5,700                                          13,452
                                                                                                  --------------------
                                                                                                              115,684
                                                                                                  --------------------
Telephone - Integrated (1.86%)
Alltel Corp                                                       700                                          44,170
AT&T Inc                                                        9,306                                         227,904
BellSouth Corp                                                  4,400                                         119,240
BT Group PLC                                                   27,902                                         106,818
CenturyTel Inc                                                    500                                          16,580
Deutsche Telekom AG                                            10,562                                         175,165
Portugal Telecom SGPS SA                                        6,165                                          62,175
Qwest Communications International Inc (a)                      5,000                                          28,250
Royal KPN NV                                                   13,079                                         130,670
Sprint Nextel Corp                                              6,138                                         143,384
Swisscom AG                                                       407                                         128,080
Telecom Italia SpA                                             44,931                                         130,376
Telecom Italia SpA                                             20,744                                          51,262
Telefonica SA                                                  20,487                                         307,143
Telefonica SA ADR                                                   1                                              45
Verizon Communications Inc                                      6,500                                         195,780
                                                                                                  --------------------
                                                                                                            1,867,042
                                                                                                  --------------------
Television (0.04%)
Univision Communications Inc (a)                                1,316                                          38,677
                                                                                                  --------------------

Therapeutics (0.08%)
Gilead Sciences Inc (a)                                         1,500                                          78,945
                                                                                                  --------------------

Tobacco (0.70%)
Altria Group Inc                                                8,400                                         627,648
Reynolds American Inc                                             500                                          47,665
UST Inc                                                           700                                          28,581
                                                                                                  --------------------
                                                                                                              703,894
                                                                                                  --------------------

Tools - Hand Held (0.03%)
Black & Decker Corp                                               300                                          26,088
                                                                                                  --------------------

Toys (0.02%)
Mattel Inc                                                      1,400                                          22,148
                                                                                                  --------------------

Transport - Rail (0.27%)
Burlington Northern Santa Fe Corp                               1,200                                          84,984
CSX Corp                                                        1,000                                          50,770
Norfolk Southern Corp                                           1,300                                          58,279
Union Pacific Corp                                              1,000                                          80,510
                                                                                                  --------------------
                                                                                                              274,543
                                                                                                  --------------------
Transport - Services (0.45%)
FedEx Corp                                                      1,100                                         113,729
United Parcel Service Inc                                       4,500                                         338,175
                                                                                                  --------------------
                                                                                                              451,904
                                                                                                  --------------------
Web Portals (0.19%)
Yahoo! Inc (a)                                                  4,800                                         188,064
                                                                                                  --------------------

Wireless Equipment (0.47%)
Motorola Inc                                                    9,100                                         205,569
Qualcomm Inc                                                    6,100                                         262,788
                                                                                                  --------------------
                                                                                                              468,357
                                                                                                  --------------------
TOTAL COMMON STOCKS                                                                              $         60,917,376
                                                                                                  --------------------
                                                             Principa
                                                              Amount                                     Value
                                                             ---------------------------------------------------------
BONDS (13.29%)
Advertising Agencies (0.03%)
Interpublic Group of Cos Inc
5.40%, 11/15/2009                                              30,000                                          27,300
                                                                                                  --------------------

Advertising Services (0.03%)
WPP Finance UK Corp
5.88%, 6/15/2014                                               25,000                                          25,373
                                                                                                  --------------------

Aerospace & Defense (0.08%)
Raytheon Co
6.75%, 8/15/2007                                               15,000                                          15,367
8.30%, 3/ 1/2010                                                5,000                                           5,600
Systems 2001 AT LLC
6.66%, 9/15/2013 (c)                                           55,890                                          59,475
                                                                                                  --------------------
                                                                                                               80,442
                                                                                                  --------------------
Airlines (0.03%)
Southwest Airlines Co
5.50%, 11/ 1/2006                                              35,000                                          35,145
                                                                                                  --------------------

Asset Backed Securities (1.55%)
Aegis Asset Backed Securities Trust
4.49%, 10/25/2035 (d)                                         138,574                                         138,595
Carrington Mortgage Loan Trust
4.51%, 1/25/2035 (d)                                           58,616                                          58,626
4.53%, 9/25/2035 (d)                                          122,003                                         122,012
Connecticut RRB Special Purpose Trust CL&P
4.33%, 12/30/2010 (d)                                         200,000                                         201,164
Credit-Based Asset Servicing and Securities
4.48%, 8/25/2035 (d)                                          123,622                                         123,622

First Franklin Mortgage Loan Asset Back
4.48%, 7/25/2035 (d)                                          131,706                                         131,724
GE Dealer Floorplan Master Note Trust
4.42%, 7/20/2008 (d)                                          100,000                                         100,009
GMAC Mortgage Corp Loan Trust
4.49%, 2/25/2035 (d)                                          150,000                                         150,047
Ownit Mortgage Loan Asset Backed Certificates
4.49%, 3/25/2036 (d)                                           57,018                                          57,028
Park Place Securities Inc
4.47%, 7/25/2035 (d)                                           76,682                                          76,699
Peco Energy Transition Trust
6.05%, 3/ 1/2009                                              399,174                                         402,484
                                                                                                  --------------------
                                                                                                            1,562,010
                                                                                                  --------------------
Auto - Car & Light Trucks (0.12%)
DaimlerChrysler NA Holding Corp
7.20%, 9/ 1/2009                                               20,000                                          21,151
8.50%, 1/18/2031                                                5,000                                           6,050
General Motors Corp
8.38%, 7/15/2033                                              145,000                                          95,700
                                                                                                  --------------------
                                                                                                              122,901
                                                                                                  --------------------
Auto/Truck Parts & Equipment - Original (0.02%)
Lear Corp
8.11%, 5/15/2009                                               25,000                                          23,268
                                                                                                  --------------------

Automobile Sequential (0.55%)
Capital Auto Receivables Asset Trust
1.44%, 2/15/2007                                                8,257                                           8,237
4.45%, 1/15/2008 (d)                                          150,000                                         150,081
4.43%, 4/15/2008 (d)                                          150,000                                         150,068
Honda Auto Receivables Owner Trust
2.52%, 2/15/2007                                               22,486                                          22,444
Merrill Auto Trust Securitization
4.39%, 4/25/2008 (d)                                          200,000                                         200,014
USAA Auto Owner Trust
2.41%, 2/15/2007                                                2,437                                           2,435
Wachovia Auto Owner Trust
2.40%, 5/21/2007                                               16,033                                          16,000
                                                                                                  --------------------
                                                                                                              549,279
                                                                                                  --------------------
Brewery (0.08%)
FBG Finance Ltd
5.13%, 6/15/2015 (c)                                           45,000                                          43,781
Miller Brewing Co
4.25%, 8/15/2008 (c)                                           40,000                                          39,256
                                                                                                  --------------------
                                                                                                               83,037
                                                                                                  --------------------
Cable TV (0.14%)
Comcast Cable Communications
8.38%, 5/ 1/2007                                               25,000                                          26,070
6.75%, 1/30/2011                                               25,000                                          26,470
COX Communications Inc
4.63%, 1/15/2010                                               30,000                                          29,042
Echostar DBS Corp
6.38%, 10/ 1/2011                                              65,000                                          62,562
                                                                                                  --------------------
                                                                                                              144,144
                                                                                                  --------------------
Chemicals - Diversified (0.02%)
ICI Wilmington Inc
4.38%, 12/ 1/2008                                              20,000                                          19,489
                                                                                                  --------------------


Consumer Products - Miscellaneous (0.05%)
Clorox Co
4.61%, 12/14/2007 (d)                                          50,000                                          50,090
                                                                                                  --------------------

Containers - Paper & Plastic (0.05%)
Sealed Air Corp
5.63%, 7/15/2013 (c)                                           55,000                                          54,596
                                                                                                  --------------------

Credit Card Asset Backed Securities (2.59%)
American Express Credit Account Master
4.51%, 9/15/2008 (d)                                          200,000                                         200,038
4.48%, 9/15/2009 (d)                                          200,000                                         200,232
4.48%, 11/16/2009 (d)                                         275,000                                         275,469
4.48%, 12/15/2009 (d)                                         200,000                                         200,281
BA Master Credit Card Trust
4.49%, 6/15/2008 (d)                                          275,000                                         275,136
Bank One Issuance Trust
4.42%, 2/17/2009 (d)                                          275,000                                         275,079
Chase Credit Card Master Trust
5.50%, 11/17/2008                                             350,000                                         351,380
GE Capital Credit Card Master Note Trus
4.42%, 6/15/2010 (d)                                          150,000                                         150,089
4.41%, 9/15/2010 (d)                                          150,000                                         150,105
MBNA Credit Card Master Note Trust
4.48%, 8/17/2009 (d)                                          275,000                                         275,340
4.51%, 2/16/2010 (d)                                          250,000                                         250,561
                                                                                                  --------------------
                                                                                                            2,603,710
                                                                                                  --------------------
Diversified Financial Services (0.08%)
General Electric Capital Corp
4.25%, 12/ 1/2010                                              25,000                                          24,403
6.75%, 3/15/2032                                               45,000                                          52,823
                                                                                                  --------------------
                                                                                                               77,226
                                                                                                  --------------------
Diversified Manufacturing Operations (0.15%)
Honeywell International Inc
5.13%, 11/ 1/2006                                             155,000                                         155,203
                                                                                                  --------------------

Electric - Distribution (0.01%)
Detroit Edison Co
6.13%, 10/ 1/2010                                               5,000                                           5,216
                                                                                                  --------------------

Electric - Integrated (0.40%)
Arizona Public Service Co
6.75%, 11/15/2006                                              15,000                                          15,197
5.80%, 6/30/2014                                               40,000                                          41,226
CC Funding Trust I
6.90%, 2/16/2007                                               45,000                                          45,866
Cincinnati Gas & Electric
5.70%, 9/15/2012                                               20,000                                          20,528
Consumers Energy Co
4.80%, 2/17/2009                                               25,000                                          24,674
4.00%, 5/15/2010                                               15,000                                          14,245
Entergy Gulf States Inc
3.60%, 6/ 1/2008                                               20,000                                          19,232
5.21%, 12/ 8/2008 (c)(d)                                       35,000                                          34,992
4.81%, 12/ 1/2009 (d)                                          20,000                                          19,511
Exelon Corp
6.75%, 5/ 1/2011                                               25,000                                          26,615

Monongahela Power Co
5.00%, 10/ 1/2006                                              20,000                                          19,990
Nisource Finance Corp
4.95%, 11/23/2009 (d)                                          30,000                                          30,094
Pacific Gas & Electric Co
6.05%, 3/ 1/2034                                               20,000                                          20,699
PSEG Energy Holdings LLC
7.75%, 4/16/2007                                               15,000                                          15,525
8.63%, 2/15/2008                                               25,000                                          26,000
TXU Corp
6.38%, 6/15/2006                                               20,000                                          20,102
Wisconsin Electric Power
3.50%, 12/ 1/2007                                              10,000                                           9,737
                                                                                                  --------------------
                                                                                                              404,233
                                                                                                  --------------------
Electric Products - Miscellaneous (0.02%)
LG Electronics Inc
5.00%, 6/17/2010 (c)                                           25,000                                          24,476
                                                                                                  --------------------

Electronic Components - Miscellaneous (0.02%)
Cooper Industries Inc
5.25%, 11/15/2012 (c)                                          25,000                                          25,144
                                                                                                  --------------------

Finance - Auto Loans (0.25%)
General Motors Acceptance Corp
6.88%, 9/15/2011                                               70,000                                          63,836
Toyota Motor Credit Corp
5.65%, 1/15/2007                                              185,000                                         185,738
                                                                                                  --------------------
                                                                                                              249,574
                                                                                                  --------------------
Finance - Commercial (0.09%)
Caterpillar Financial Services Corp
4.44%, 8/20/2007 (d)                                           55,000                                          55,094
3.63%, 11/15/2007                                              10,000                                           9,780
CIT Group Inc
3.65%, 11/23/2007                                              30,000                                          29,327
                                                                                                  --------------------
                                                                                                               94,201
                                                                                                  --------------------
Finance - Consumer Loans (0.30%)
American General Finance Corp
5.88%, 7/14/2006                                              105,000                                         105,622
HSBC Finance Corp
4.13%, 12/15/2008                                              15,000                                          14,647
6.75%, 5/15/2011                                               95,000                                         101,951
SLM Corp
4.00%, 1/15/2010                                               80,000                                          76,935
                                                                                                  --------------------
                                                                                                              299,155
                                                                                                  --------------------
Finance - Credit Card (0.09%)
MBNA Corp
4.72%, 5/ 5/2008 (d)                                           55,000                                          55,399
6.13%, 3/ 1/2013                                               30,000                                          31,813
                                                                                                  --------------------
                                                                                                               87,212
                                                                                                  --------------------
Finance - Investment Banker & Broker (0.23%)
Citigroup Inc
6.00%, 2/21/2012                                               60,000                                          62,973
5.63%, 8/27/2012                                               40,000                                          41,228
Goldman Sachs Group Inc
5.25%, 10/15/2013                                              30,000                                          29,993

JPMorgan Chase & Co
6.00%, 2/15/2009                                               90,000                                          92,440
                                                                                                  --------------------
                                                                                                              226,634
                                                                                                  --------------------
Finance - Mortgage Loan/Banker (2.96%)
Countrywide Home Loans Inc
3.25%, 5/21/2008                                               55,000                                          52,815
Fannie Mae Discount Notes
4.20%, 1/ 6/2006                                             1,200,000                                      1,199,305
Federal Home Loan Bank Discount Notes
3.40%, 1/ 3/2006                                              400,000                                         399,911
4.20%, 1/13/2006                                              800,000                                         798,884
Nationwide Building Society
4.25%, 2/ 1/2010 (c)                                           60,000                                          58,466
Residential Capital Corp
6.38%, 6/30/2010                                               75,000                                          76,209
SLM Student Loan Trust
4.22%, 10/25/2012 (d)                                         120,430                                         120,193
4.24%, 1/25/2013 (d)                                           32,664                                          32,683
4.22%, 4/25/2013 (d)                                          239,976                                         239,890
                                                                                                  --------------------
                                                                                                            2,978,356
                                                                                                  --------------------
Food - Miscellaneous/Diversified (0.04%)
ConAgra Foods Inc
7.00%, 10/ 1/2028                                              10,000                                          10,864
8.25%, 9/15/2030                                                5,000                                           6,176
General Mills Inc
3.88%, 11/30/2007                                              25,000                                          24,510
                                                                                                  --------------------
                                                                                                               41,550
                                                                                                  --------------------
Food - Retail (0.07%)
Kroger Co/The
7.50%, 4/ 1/2031                                               50,000                                          55,819
Safeway Inc
7.25%, 2/ 1/2031                                               15,000                                          16,186
                                                                                                  --------------------
                                                                                                               72,005
                                                                                                  --------------------
Gas - Distribution (0.03%)
Sempra Energy
4.62%, 5/17/2007                                               30,000                                          29,787
                                                                                                  --------------------

Home Equity - Other (1.44%)
ACE Securities Corp
4.49%, 7/25/2035 (d)                                          151,564                                         151,563
Aegis Asset Backed Securities Trust
4.48%, 8/25/2035 (d)                                          126,841                                         126,848
Asset Backed Funding Certificates
4.46%, 1/25/2035 (d)                                           58,293                                          58,302
Bear Stearns Asset Backed Securities Inc
4.57%, 8/25/2031 (d)                                           84,921                                          84,924
4.58%, 9/25/2034 (d)                                           92,533                                          92,593
4.50%, 8/25/2035 (d)                                          102,571                                         102,582
4.50%, 11/25/2035 (d)                                         158,986                                         158,992
Equifirst Mortgage Loan Trust
4.44%, 4/25/2035 (d)                                           74,503                                          74,513
GSAMP Trust
4.50%, 2/25/2035 (d)                                           35,331                                          35,336
4.47%, 6/25/2035 (d)                                           79,176                                          79,185
Master Asset Backed Securities Trust
4.47%, 3/25/2035 (d)                                           52,564                                          52,574
New Century Home Equity Loan Trust
4.56%, 8/25/2034 (d)                                            5,460                                           5,459

New Century Home Equity Loan Trust (continued)
4.52%, 2/25/2035 (d)                                            3,851                                           3,851
Novastar Home Equity Loan
4.50%, 6/25/2035 (d)                                           96,996                                          97,018
Option One Mortgage Loan Trust
4.68%, 11/25/2034 (d)                                         116,407                                         116,533
Residential Asset Securities Corp
4.54%, 10/25/2022 (d)                                          26,116                                          26,118
Structured Asset Securities Corp
4.73%, 12/25/2034 (d)                                         134,918                                         134,980
Wells Fargo Home Equity Trust
4.55%, 2/25/2018 (d)                                           44,476                                          44,483
                                                                                                  --------------------
                                                                                                            1,445,854
                                                                                                  --------------------
Hotels & Motels (0.04%)
Hyatt Equities LLC
6.88%, 6/15/2007 (c)                                           35,000                                          35,710
                                                                                                  --------------------

Insurance Brokers (0.07%)
Marsh & McLennan Cos Inc
5.38%, 7/15/2014                                               55,000                                          54,132
5.88%, 8/ 1/2033                                               15,000                                          14,359
                                                                                                  --------------------
                                                                                                               68,491
                                                                                                  --------------------
Medical - HMO (0.10%)
Health Net Inc
9.88%, 4/15/2011 (d)                                           60,000                                          69,798
WellPoint Inc
3.75%, 12/14/2007                                              10,000                                           9,778
6.80%, 8/ 1/2012                                               20,000                                          21,820
                                                                                                  --------------------
                                                                                                              101,396
                                                                                                  --------------------
Medical - Hospitals (0.08%)
HCA Inc
7.50%, 12/15/2023                                              80,000                                          81,936
                                                                                                  --------------------

Medical - Wholesale Drug Distribution (0.02%)
AmerisourceBergen Corp
5.63%, 9/15/2012 (c)                                           20,000                                          20,000
                                                                                                  --------------------

Multi-line Insurance (0.02%)
Hartford Financial Services Group Inc
2.38%, 6/ 1/2006                                               25,000                                          24,758
                                                                                                  --------------------

Non-hazardous Waste Disposal (0.01%)
Waste Management Inc
7.38%, 8/ 1/2010                                               10,000                                          10,883
                                                                                                  --------------------

Oil Company - Exploration & Production (0.13%)
Kerr-McGee Corp
5.88%, 9/15/2006                                               10,000                                          10,035
Pemex Project Funding Master Trust
7.38%, 12/15/2014                                              15,000                                          16,665
8.63%, 2/ 1/2022 (d)                                           45,000                                          55,462
Ras Laffan Liquefied Natural Gas Co Ltd
8.29%, 3/15/2014 (c)                                           40,000                                          46,126
                                                                                                  --------------------
                                                                                                              128,288
                                                                                                  --------------------

Paper & Related Products (0.02%)
Sappi Papier Holding AG
6.75%, 6/15/2012 (c)                                           25,000                                          23,875
                                                                                                  --------------------

Pipelines (0.09%)
Consolidated Natural Gas Co
6.25%, 11/ 1/2011                                              30,000                                          31,415
5.00%, 12/ 1/2014                                              25,000                                          24,254
Panhandle Eastern Pipe Line
2.75%, 3/15/2007                                               10,000                                           9,724
Texas Eastern Transmission LP
7.00%, 7/15/2032                                               20,000                                          23,320
                                                                                                  --------------------
                                                                                                               88,713
                                                                                                  --------------------
Publishing - Newspapers (0.02%)
Knight Ridder Inc
5.75%, 9/ 1/2017                                               25,000                                          21,204
                                                                                                  --------------------

Real Estate Operator & Developer (0.08%)
Brascan Corp
7.13%, 6/15/2012                                               35,000                                          38,156
EOP Operating LP
4.75%, 3/15/2014                                               20,000                                          18,900
7.50%, 4/19/2029                                               20,000                                          22,537
                                                                                                  --------------------
                                                                                                               79,593
                                                                                                  --------------------
REITS - Office Property (0.02%)
Reckson Operating Partnership LP
5.15%, 1/15/2011                                               25,000                                          24,663
                                                                                                  --------------------

Retail - Apparel & Shoe (0.03%)
Ltd Brands
6.95%, 3/ 1/2033                                               25,000                                          25,303
                                                                                                  --------------------

Retail - Major Department Store (0.05%)
May Department Stores Co/The
5.95%, 11/ 1/2008                                              45,000                                          45,991
                                                                                                  --------------------

Retail - Regional Department Store (0.03%)
JC Penney Corp Inc
7.40%, 4/ 1/2037                                               30,000                                          33,516
                                                                                                  --------------------

Savings & Loans - Thrifts (0.03%)
Washington Mutual Bank
5.50%, 1/15/2013                                               30,000                                          30,468
                                                                                                  --------------------

Sovereign (0.11%)
Mexico Government International Bond
8.38%, 1/14/2011                                               50,000                                          57,000
8.30%, 8/15/2031                                               40,000                                          51,400
                                                                                                  --------------------
                                                                                                              108,400
                                                                                                  --------------------
Special Purpose Entity (0.29%)
AIG SunAmerica Global Financing VI
6.30%, 5/10/2011 (c)                                          110,000                                         116,859
Farmers Exchange Capital
7.05%, 7/15/2028 (c)                                          110,000                                         116,348
Xlliac Global Funding
4.80%, 8/10/2010 (c)                                           55,000                                          54,307
                                                                                                  --------------------
                                                                                                              287,514
                                                                                                  --------------------

Telephone - Integrated (0.38%)
AT&T Corp
9.05%, 11/15/2011 (d)                                          12,000                                          13,282
9.75%, 11/15/2031 (d)                                          45,000                                          56,526
AT&T Inc
6.15%, 9/15/2034                                               25,000                                          25,112
Deutsche Telekom International Finance
8.25%, 6/15/2030 (d)                                           40,000                                          50,875
France Telecom SA
8.50%, 3/ 1/2031 (d)                                           40,000                                          53,370
Sprint Capital Corp
6.00%, 1/15/2007                                               30,000                                          30,293
8.75%, 3/15/2032                                                5,000                                           6,635
Telecom Italia Capital SA
4.00%, 11/15/2008                                              25,000                                          24,245
4.00%, 1/15/2010                                               30,000                                          28,573
Verizon/New England
6.50%, 9/15/2011                                               95,000                                          97,450
                                                                                                  --------------------
                                                                                                              386,361
                                                                                                  --------------------
Textile - Home Furnishings (0.03%)
Mohawk Industries Inc
7.20%, 4/15/2012                                               25,000                                          27,554
                                                                                                  --------------------

Transport - Rail (0.09%)
Burlington Northern and Santa Fe Railwa
4.58%, 1/15/2021                                               21,913                                          21,221
Norfolk Southern Corp
7.35%, 5/15/2007                                               30,000                                          30,958
Union Pacific Corp
6.79%, 11/ 9/2007                                              15,000                                          15,483
6.65%, 1/15/2011                                               20,000                                          21,304
                                                                                                  --------------------
                                                                                                               88,966
                                                                                                  --------------------
Transport - Services (0.03%)
FedEx Corp
7.25%, 2/15/2011                                               30,000                                          32,799
                                                                                                  --------------------
TOTAL BONDS                                                                                      $         13,372,992
                                                                                                  --------------------
U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS (16.54%)
Federal Home Loan Mortgage Corporation (FHLMC) (1.57%)
5.50%, 1/ 1/2021 (e)                                          825,000                                         829,640
6.00%, 1/ 1/2036 (e)                                          550,000                                         555,328
7.50%, 10/ 1/2030                                              47,013                                          49,348
12.00%, 7/ 1/2010                                              16,428                                          17,852
12.00%, 7/ 1/2013                                              27,180                                          29,786
12.00%, 6/ 1/2015                                              31,332                                          34,458
11.50%, 10/ 1/2015                                             36,172                                          39,674
10.00%, 9/ 1/2017                                              22,754                                          24,363
                                                                                                  --------------------
                                                                                                            1,580,449
                                                                                                  --------------------
Federal National Mortgage Association (FNMA) (4.81%)
4.50%, 2/ 1/2021 (e)                                          550,000                                         534,875
7.00%, 6/ 1/2032                                              125,476                                         130,941
7.00%, 10/ 1/2032                                              93,969                                          98,094
7.00%, 10/ 1/2034                                              47,228                                          49,274
7.00%, 4/ 1/2035                                              144,487                                         150,781
7.00%, 7/ 1/2035                                              389,914                                         406,810
7.00%, 8/ 1/2035                                              616,298                                         643,004
7.00%, 10/ 1/2035                                             443,505                                         462,723
7.00%, 1/ 1/2036 (e)                                          150,000                                         156,469
8.00%, 2/ 1/2012                                               22,024                                          23,294

10.00%, 4/ 1/2016                                              19,965                                          21,577
7.00%, 4/ 1/2023                                                3,263                                           3,414
7.50%, 4/ 1/2030                                                1,185                                           1,243
7.50%, 6/ 1/2030                                               78,386                                          82,150
7.50%, 11/ 1/2030                                              17,561                                          18,404
7.50%, 2/ 1/2031                                               60,440                                          63,386
8.00%, 12/ 1/2031                                               4,710                                           5,030
7.50%, 1/ 1/2032                                                2,035                                           2,132
8.50%, 5/ 1/2032                                               85,568                                          92,645
7.50%, 6/ 1/2032                                               76,170                                          79,789
6.50%, 9/ 1/2032                                              486,545                                         500,038
6.50%, 12/ 1/2032                                             257,466                                         264,606
7.00%, 12/ 1/2035                                            1,000,031                                      1,043,365
                                                                                                  --------------------
                                                                                                            4,834,044
                                                                                                  --------------------
Government National Mortgage Association (GNMA) (0.04%)
12.00%, 12/15/2012                                             26,574                                          29,914
10.50%, 4/15/2014                                              12,287                                          13,622
                                                                                                  --------------------
                                                                                                               43,536
                                                                                                  --------------------
U.S. Treasury (9.71%)
2.75%, 8/15/2007                                             1,250,000                                      1,217,676
5.75%, 8/15/2010                                              580,000                                         613,599
5.00%, 2/15/2011                                              100,000                                         102,996
3.88%, 2/15/2013                                             1,955,000                                      1,894,899
3.63%, 5/15/2013                                              660,000                                         629,501
4.25%, 8/15/2013                                             2,250,000                                      2,229,874
4.25%, 11/15/2013                                             525,000                                         519,996
8.13%, 8/15/2019                                              450,000                                         610,489
8.13%, 8/15/2021                                              350,000                                         485,639
6.38%, 8/15/2027                                              260,000                                         322,085
5.50%, 8/15/2028                                               75,000                                          84,331
6.13%, 8/15/2029                                              870,000                                       1,059,735
                                                                                                  --------------------
                                                                                                            9,770,820
                                                                                                  --------------------
U.S. Treasury Strip (0.41%)
0.00%, 2/15/2025                                              525,000                                         216,787
0.00%, 2/15/2027                                              525,000                                         198,448
                                                                                                  --------------------
                                                                                                              415,235
                                                                                                  --------------------
TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS                                            $         16,644,084
                                                                                                  --------------------
Total Investments                                                                                $         90,934,452
Other Assets in Excess of Liabilities, Net - 9.64%                                                          9,702,806
                                                                                                  --------------------
TOTAL NET ASSETS - 100.00%                                                                       $        100,637,258
                                                                                                  ====================
                                                                                                  --------------------

                                                                                                  ====================

(a)  Non-Income Producing Security
(b) Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, there was no value to this security.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $753,411 or 0.75% of net assets.
(d)  Variable Rate
(e) Security was purchased in a "to-be-announced" ("TBA") transaction. See Notes to Financial Statements.

Unrealized Appreciation (Depreciation)
Unrealized Appreciation                              $         11,558,713
Unrealized Depreciation                                       (1,966,784)
                                                      --------------------
Net Unrealized Appreciation (Depreciation)                      9,591,929
Cost for federal income tax purposes                           81,342,523


                                                  SCHEDULE OF FUTURES CONTRACTS
                                                                                                Current         Unrealized
                                                  Number              Original                  Market         Appreciation/
                                                     of
Type                                              Contracts            Value                     Value        (Depreciation)
-----------------------------------------------------------------------------------------------------------------------------
Buy:
Australia 10 Year Bond; March 2006                   13                           $992,431     $1,011,760            $19,330
FTSE/JSE Top 40; March 2006                          54                          1,380,772      1,409,321             28,549
Hang Seng Index; January 2006                        8                             780,608        765,482           (15,126)
Long Gilt; March 2006                                5                             973,171        982,403              9,232
MSCI Sing IX; January 2006                           12                            401,241        400,529              (712)
SPI 200; March 2006                                  10                            846,052        866,875             20,823
Topix Index; March 2006                              44                          5,978,735      6,126,748            148,012
U.S. 10 Year Note; March 2006                        13                          1,411,044      1,422,281             11,238
U.S. Long Bond; March 2006                           9                           1,008,447      1,027,688             19,241
Sell:
DJ Euro Stoxx; March 2006                            34                          1,424,482      1,438,958           (14,476)
Russell Mini; March 2006                             2                             138,994        135,660              3,334
S&P 500 eMini; March 2006                            16                          1,022,137      1,003,840             18,297

Portfolio Summary (unaudited)
---------------------------------------------------------------------
Sector                                                       Percent
---------------------------------------------------------------------
Consumer, Non-cyclical                                        14.82%
Government                                                    12.61%
Financial                                                     11.77%
Funds                                                          7.37%
Industrial                                                     7.28%
Asset Backed Securities                                        6.51%
Mortgage Securities                                            6.42%
Communications                                                 5.72%
Technology                                                     5.67%
Consumer, Cyclical                                             4.60%
Energy                                                         4.53%
Utilities                                                      1.95%
Basic Materials                                                0.85%
Diversified                                                    0.26%
Other Assets in Excess of Liabilities, Net                     9.64%
                                                 --------------------
TOTAL NET ASSETS                                             100.00%
                                                 ====================

Other Assets Summary (unaudited)
---------------------------------------------------------------------
Asset Type                                                   Percent
---------------------------------------------------------------------
Currency Contracts                                            41.35%
Futures                                                       16.49%

Schedule of Investments
December 31, 2005
PVC - Balanced Account
                                                         Shares
                                                          Held                                       Value
                                                        ----------------------------------------------------------
COMMON STOCKS (65.67%)
Advertising Agencies (0.17%)
Omnicom Group Inc                                           2,280                            $            194,096
                                                                                              --------------------

Advertising Services (0.10%)
RH Donnelley Corp (a)                                         682                                          42,025
WPP Group PLC ADR                                           1,481                                          79,974
                                                                                              --------------------
                                                                                                          121,999
                                                                                              --------------------
Aerospace & Defense (0.77%)
Armor Holdings Inc (a)                                        857                                          36,551
Boeing Co                                                   1,787                                         125,519
General Dynamics Corp                                       2,872                                         327,552
Lockheed Martin Corp                                        3,800                                         241,794
Northrop Grumman Corp                                       1,090                                          65,520
Raytheon Co                                                 1,450                                          58,217
Teledyne Technologies Inc (a)                               1,435                                          41,758
                                                                                              --------------------
                                                                                                          896,911
                                                                                              --------------------
Aerospace & Defense Equipment (0.47%)
DRS Technologies Inc                                          769                                          39,542
Goodrich Corp                                               1,300                                          53,430
United Technologies Corp                                    8,214                                         459,245
                                                                                              --------------------
                                                                                                          552,217
                                                                                              --------------------
Agricultural Operations (0.09%)
Archer-Daniels-Midland Co                                   4,060                                         100,120
                                                                                              --------------------

Apparel Manufacturers (0.37%)
Coach Inc (a)                                               6,889                                         229,679
Oxford Industries Inc                                         631                                          34,516
Polo Ralph Lauren Corp                                      2,960                                         166,174
                                                                                              --------------------
                                                                                                          430,369
                                                                                              --------------------
Applications Software (1.19%)
Citrix Systems Inc (a)                                      2,550                                          73,389
Compuware Corp (a)                                          8,700                                          78,039
Microsoft Corp                                             44,370                                       1,160,275
Serena Software Inc (a)                                     2,047                                          47,982
Verint Systems Inc (a)                                        863                                          29,748
                                                                                              --------------------
                                                                                                        1,389,433
                                                                                              --------------------
Athletic Equipment (0.01%)
Nautilus Inc                                                  856                                          15,973
                                                                                              --------------------

Athletic Footwear (0.25%)
Nike Inc                                                    3,323                                         288,403
                                                                                              --------------------

Audio & Video Products (0.11%)
Matsushita Electric Industrial Co Ltd ADR                   5,700                                         110,466
Pioneer Corp ADR                                            1,700                                          23,460
                                                                                              --------------------
                                                                                                          133,926
                                                                                              --------------------
Auto - Car & Light Trucks (0.26%)
Nissan Motor Co Ltd ADR (b)                                 4,325                                          88,403
Toyota Motor Corp ADR                                       2,015                                         210,809
                                                                                              --------------------
                                                                                                          299,212
                                                                                              --------------------

Auto - Medium & Heavy Duty Trucks (0.30%)
Oshkosh Truck Corp                                          4,142                                         184,692
Paccar Inc                                                  1,257                                          87,022
Volvo AB ADR                                                1,654                                          77,870
                                                                                              --------------------
                                                                                                          349,584
                                                                                              --------------------
Auto/Truck Parts & Equipment - Original (0.03%)
Tenneco Inc (a)                                             2,060                                          40,397
                                                                                              --------------------

Auto/Truck Parts & Equipment - Replacement (0.02%)
Commercial Vehicle Group Inc (a)                              978                                          18,367
                                                                                              --------------------

Batteries & Battery Systems (0.03%)
Energizer Holdings Inc (a)                                    680                                          33,857
                                                                                              --------------------

Beverages - Non-alcoholic (1.24%)
Coca-Cola Co/The                                           14,918                                         601,344
Hansen Natural Corp (a)(b)                                  1,738                                         136,972
PepsiCo Inc                                                12,026                                         710,496
                                                                                              --------------------
                                                                                                        1,448,812
                                                                                              --------------------
Beverages - Wine & Spirits (0.20%)
Constellation Brands Inc (a)                                4,840                                         126,953
Diageo PLC ADR                                              1,746                                         101,792
                                                                                              --------------------
                                                                                                          228,745
                                                                                              --------------------
Brewery (0.03%)
SABMiller PLC ADR                                           2,005                                          37,032
                                                                                              --------------------

Broadcasting Services & Programming (0.01%)
4Kids Entertainment Inc (a)                                   448                                           7,029
                                                                                              --------------------

Building - Mobil Home & Manufactured Housing (0.01%)
Thor Industries Inc                                           265                                          10,619
                                                                                              --------------------

Building - Residential & Commercial (0.34%)
Daiwa House Industry Co Ltd ADR                               187                                          29,215
DR Horton Inc                                                 803                                          28,691
Hovnanian Enterprises Inc (a)                                 392                                          19,459
KB Home                                                     1,800                                         130,788
M/I Homes Inc                                                 562                                          22,828
Pulte Homes Inc                                             3,807                                         149,844
Technical Olympic USA Inc                                     944                                          19,909
                                                                                              --------------------
                                                                                                          400,734
                                                                                              --------------------
Building & Construction - Miscellaneous (0.03%)
Builders FirstSource Inc (a)                                1,783                                          38,103
                                                                                              --------------------

Building & Construction Products - Miscellaneous (0.03%)
NCI Building Systems Inc (a)                                  741                                          31,478
                                                                                              --------------------

Building Products - Air & Heating (0.09%)
American Standard Cos Inc                                   2,680                                         107,066
                                                                                              --------------------

Building Products - Cement & Aggregate (0.44%)
CRH PLC ADR                                                 3,641                                         107,810
Eagle Materials Inc                                           522                                          63,872
Florida Rock Industries Inc                                 1,610                                          78,987
Lafarge North America Inc                                     650                                          35,763
Martin Marietta Materials Inc                               1,975                                         151,522

Texas Industries Inc                                        1,612                                          80,342
                                                                                              --------------------
                                                                                                          518,296
                                                                                              --------------------
Building Products - Light Fixtures (0.03%)
Genlyte Group Inc (a)                                         682                                          36,535
                                                                                              --------------------

Building Products - Wood (0.04%)
Universal Forest Products Inc                                 807                                          44,587
                                                                                              --------------------

Cable TV (0.11%)
Comcast Corp (a)                                            4,020                                         104,359
Lodgenet Entertainment Corp (a)                             1,566                                          21,830
                                                                                              --------------------
                                                                                                          126,189
                                                                                              --------------------
Casino Hotels (0.05%)
Ameristar Casinos Inc                                         974                                          22,110
Station Casinos Inc                                           500                                          33,900
                                                                                              --------------------
                                                                                                           56,010
                                                                                              --------------------
Cellular Telecommunications (0.26%)
Centennial Communications Corp (a)                            754                                          11,702
Nextel Partners Inc (a)                                     4,060                                         113,436
Vodafone Group PLC ADR                                      8,584                                         184,299
                                                                                              --------------------
                                                                                                          309,437
                                                                                              --------------------
Chemicals - Diversified (0.55%)
BASF AG ADR                                                   787                                          60,190
Dow Chemical Co/The                                         5,645                                         247,364
FMC Corp (a)                                                2,402                                         127,714
Lyondell Chemical Co                                        1,970                                          46,925
PPG Industries Inc                                          1,000                                          57,900
Rohm & Haas Co                                              2,178                                         105,459
                                                                                              --------------------
                                                                                                          645,552
                                                                                              --------------------
Chemicals - Specialty (0.18%)
Eastman Chemical Co                                         2,100                                         108,339
Sigma-Aldrich Corp                                          1,640                                         103,796
                                                                                              --------------------
                                                                                                          212,135
                                                                                              --------------------
Coatings & Paint (0.15%)
Sherwin-Williams Co/The                                     3,930                                         178,501
                                                                                              --------------------

Commercial Banks (2.41%)
ABN AMRO Holding NV ADR                                     6,013                                         157,180
Associated Banc-Corp                                          134                                           4,362
Bancfirst Corp                                                112                                           8,848
Banco Santander Central Hispano SA ADR                     12,132                                         160,021
Bank of Hawaii Corp                                         2,137                                         110,141
Bank of Ireland ADR                                         1,510                                          95,598
Bank of Nova Scotia (b)                                     3,140                                         124,407
Barclays PLC ADR                                            4,409                                         185,531
BB&T Corp                                                   5,230                                         219,189
BNP Paribas ADR                                             6,600                                         265,650
Capital Corp of the West                                      232                                           7,528
Center Financial Corp                                         537                                          13,511
City Holding Co                                               426                                          15,315
City National Corp/Beverly Hills CA                         2,097                                         151,907
Colonial BancGroup Inc/The                                  2,514                                          59,883
Corus Bankshares Inc                                        1,167                                          65,667
Credit Suisse Group ADR                                     4,500                                         229,275
Cullen/Frost Bankers Inc                                      538                                          28,880
East West Bancorp Inc                                       1,536                                          56,049
First State Bancorporation/NM                                 370                                           8,876

Fulton Financial Corp                                       1,168                                          20,557
Hanmi Financial Corp                                          897                                          16,020
HBOS PLC ADR                                                  998                                          51,197
IBERIABANK Corp                                               155                                           7,906
Kookmin Bank ADR                                            1,031                                          77,026
Marshall & Ilsley Corp                                      3,370                                         145,045
Nara Bancorp Inc                                            1,052                                          18,705
National Bank of Greece SA ADR (b)                          8,548                                          73,171
Old Second Bancorp Inc                                        273                                           8,346
Southwest Bancorp Inc/Stillwater OK                           192                                           3,840
SVB Financial Group (a)                                     1,335                                          62,531
Toronto-Dominion Bank                                       2,433                                         128,219
UBS AG                                                      2,019                                         192,108
Vineyard National Bancorp (b)                                 255                                           7,864
Wilshire Bancorp Inc                                          311                                           5,346
Wintrust Financial Corp                                       529                                          29,042
                                                                                              --------------------
                                                                                                        2,814,741
                                                                                              --------------------
Commercial Services (0.04%)
Alliance Data Systems Corp (a)                              1,200                                          42,720
                                                                                              --------------------

Commercial Services - Finance (0.18%)
Equifax Inc                                                 3,920                                         149,038
Euronet Worldwide Inc (a)                                     380                                          10,564
Wright Express Corp (a)                                     2,109                                          46,398
                                                                                              --------------------
                                                                                                          206,000
                                                                                              --------------------
Computer Aided Design (0.25%)
Ansys Inc (a)                                                 627                                          26,767
Autodesk Inc                                                5,750                                         246,962
Parametric Technology Corp (a)                              3,885                                          23,699
                                                                                              --------------------
                                                                                                          297,428
                                                                                              --------------------
Computer Graphics (0.04%)
Trident Microsystems Inc (a)                                2,685                                          48,330
                                                                                              --------------------

Computer Services (0.10%)
DST Systems Inc (a)                                         1,420                                          85,072
Perot Systems Corp (a)                                      2,042                                          28,874
                                                                                              --------------------
                                                                                                          113,946
                                                                                              --------------------
Computers (1.62%)
Apple Computer Inc (a)                                      7,660                                         550,677
Dell Inc (a)                                                8,493                                         254,705
Hewlett-Packard Co                                         19,515                                         558,715
International Business Machines Corp                        6,401                                         526,162
                                                                                              --------------------
                                                                                                        1,890,259
                                                                                              --------------------
Computers - Integrated Systems (0.09%)
NCR Corp (a)                                                3,270                                         110,984
                                                                                              --------------------

Computers  -Memory Devices (0.38%)
Advanced Digital Information Corp (a)                       3,810                                          37,300
EMC Corp/Massachusetts (a)                                 21,637                                         294,696
Seagate Technology                                          2,200                                          43,978
TDK Corp ADR                                                  950                                          65,835
                                                                                              --------------------
                                                                                                          441,809
                                                                                              --------------------
Consulting Services (0.02%)
CRA International Inc (a)                                     385                                          18,360
Huron Consulting Group Inc (a)                                330                                           7,917
                                                                                              --------------------
                                                                                                           26,277
                                                                                              --------------------

Consumer Products - Miscellaneous (0.29%)
Central Garden and Pet Co (a)                                 485                                          22,281
Fortune Brands Inc                                            935                                          72,949
Kimberly-Clark Corp                                         4,100                                         244,565
                                                                                              --------------------
                                                                                                          339,795
                                                                                              --------------------
Containers - Metal & Glass (0.03%)
Silgan Holdings Inc                                         1,110                                          40,093
                                                                                              --------------------

Containers - Paper & Plastic (0.03%)
Sonoco Products Co                                          1,010                                          29,694
                                                                                              --------------------

Cosmetics & Toiletries (1.08%)
Chattem Inc (a)                                               684                                          24,891
Colgate-Palmolive Co                                        2,170                                         119,024
Parlux Fragrances Inc (a)(b)                                1,528                                          46,650
Procter & Gamble Co                                        18,577                                       1,075,237
                                                                                              --------------------
                                                                                                        1,265,802
                                                                                              --------------------
Data Processing & Management (0.39%)
Automatic Data Processing Inc                               5,181                                         237,756
Fair Isaac Corp                                               550                                          24,294
Global Payments Inc                                         4,276                                         199,304
                                                                                              --------------------
                                                                                                          461,354
                                                                                              --------------------
Decision Support Software (0.02%)
Wind River Systems Inc (a)                                  1,759                                          25,980
                                                                                              --------------------

Dental Supplies & Equipment (0.06%)
Sybron Dental Specialties Inc (a)                           1,910                                          76,037
                                                                                              --------------------

Diagnostic Equipment (0.03%)
Immucor Inc (a)                                             1,337                                          31,232
                                                                                              --------------------

Diagnostic Kits (0.03%)
Dade Behring Holdings Inc                                     955                                          39,050
                                                                                              --------------------

Direct Marketing (0.08%)
Catalina Marketing Corp                                       876                                          22,206
Harte-Hanks Inc                                             2,515                                          66,371
                                                                                              --------------------
                                                                                                           88,577
                                                                                              --------------------
Disposable Medical Products (0.19%)
CR Bard Inc                                                 3,432                                         226,237
                                                                                              --------------------

Distribution & Wholesale (0.27%)
Aviall Inc (a)                                                892                                          25,690
Genuine Parts Co                                            1,920                                          84,326
Navarre Corp (a)(b)                                         3,864                                          21,368
Tech Data Corp (a)                                            690                                          27,379
United Stationers Inc (a)                                     990                                          48,015
WESCO International Inc (a)                                 1,810                                          77,341
WW Grainger Inc                                               480                                          34,128
                                                                                              --------------------
                                                                                                          318,247
                                                                                              --------------------
Diversified Manufacturing Operations (2.53%)
3M Co                                                       2,176                                         168,640
AO Smith Corp                                                 773                                          27,132
Eaton Corp                                                  2,830                                         189,865
EnPro Industries Inc (a)                                    1,822                                          49,103
General Electric Co                                        50,214                                       1,760,001
Honeywell International Inc                                 3,500                                         130,375
Ingersoll-Rand Co Ltd                                       4,530                                         182,876
ITT Industries Inc                                          2,302                                         236,692
Parker Hannifin Corp                                          960                                          63,321
Siemens AG ADR (b)                                            518                                          44,335
Tyco International Ltd                                      3,665                                         105,772
                                                                                              --------------------
                                                                                                        2,958,112
                                                                                              --------------------
Diversified Minerals (0.42%)
Anglo American PLC ADR (b)                                  3,150                                         109,557
BHP Billiton Ltd ADR                                        5,710                                         190,828
Cia Vale do Rio Doce ADR                                    4,590                                         188,833
                                                                                              --------------------
                                                                                                          489,218
                                                                                              --------------------
Diversified Operations (0.08%)
Tomkins Plc ADR                                             4,333                                          89,303
                                                                                              --------------------

Diversified Operations & Commercial Services (0.04%)
Chemed Corp                                                   946                                          46,997
                                                                                              --------------------

Drug Delivery Systems (0.05%)
Hospira Inc (a)                                             1,510                                          64,598
                                                                                              --------------------

E-Commerce - Services (0.07%)
eBay Inc (a)                                                  792                                          34,254
Expedia Inc (a)                                             2,100                                          50,316
                                                                                              --------------------
                                                                                                           84,570
                                                                                              --------------------
Electric - Distribution (0.12%)
National Grid PLC ADR                                       2,798                                         136,235
                                                                                              --------------------

Electric - Integrated (1.73%)
Allegheny Energy Inc (a)                                    5,300                                         167,745
Consolidated Edison Inc                                     1,020                                          47,257
Constellation Energy Group Inc                                550                                          31,680
Duke Energy Corp (b)                                        3,670                                         100,741
E.ON AG ADR                                                 3,147                                         108,634
Edison International                                        5,025                                         219,140
Enel SpA ADR                                                2,280                                          89,650
Exelon Corp                                                 5,790                                         307,681
FirstEnergy Corp                                            4,670                                         228,783
FPL Group Inc                                               1,840                                          76,470
OGE Energy Corp                                             1,146                                          30,701
PNM Resources Inc                                           1,398                                          34,237
RWE AG ADR                                                    901                                          66,404
Suez SA ADR (b)                                             2,091                                          65,323
TXU Corp                                                    7,758                                         389,374
Westar Energy Inc                                           2,523                                          54,245
                                                                                              --------------------
                                                                                                        2,018,065
                                                                                              --------------------
Electric Products - Miscellaneous (0.40%)
Ametek Inc                                                  3,405                                         144,849
Emerson Electric Co                                         2,070                                         154,629
Hitachi Ltd ADR                                             1,369                                          92,270
Sharp Corp ADR (b)                                          5,026                                          77,149
                                                                                              --------------------
                                                                                                          468,897
                                                                                              --------------------
Electronic Components - Miscellaneous (0.13%)
Koninklijke Philips Electronics NV                          2,851                                          88,666
Methode Electronics Inc                                     1,524                                          15,194
Omron Corp ADR                                              1,869                                          42,987
                                                                                              --------------------
                                                                                                          146,847
                                                                                              --------------------

Electronic Components - Semiconductors (1.69%)
Broadcom Corp (a)                                           3,990                                         188,128
Diodes Inc (a)                                                714                                          22,170
Freescale Semiconductor Inc (a)                             4,880                                         122,830
Intel Corp                                                 35,996                                         898,460
MEMC Electronic Materials Inc (a)                           2,227                                          49,373
Microsemi Corp (a)                                          3,047                                          84,280
Nvidia Corp (a)                                             4,150                                         151,724
ON Semiconductor Corp (a)                                   7,284                                          40,281
PMC - Sierra Inc (a)                                        1,227                                           9,460
Supertex Inc (a)                                              553                                          24,470
Texas Instruments Inc                                      11,830                                         379,388
                                                                                              --------------------
                                                                                                        1,970,564
                                                                                              --------------------
Electronic Connectors (0.10%)
Amphenol Corp                                               2,543                                         112,553
                                                                                              --------------------

Electronic Forms (0.19%)
Adobe Systems Inc                                           6,099                                         225,419
                                                                                              --------------------

Electronic Measurement Instruments (0.05%)
Itron Inc (a)                                                 883                                          35,355
LeCroy Corp (a)                                               509                                           7,783
Tektronix Inc                                                 716                                          20,198
                                                                                              --------------------
                                                                                                           63,336
                                                                                              --------------------
Electronic Parts Distribution (0.08%)
Arrow Electronics Inc (a)                                   1,400                                          44,842
Avnet Inc (a)                                               2,209                                          52,883
                                                                                              --------------------
                                                                                                           97,725
                                                                                              --------------------
Engines - Internal Combustion (0.10%)
Cummins Inc                                                 1,270                                         113,957
                                                                                              --------------------

Enterprise Software & Services (0.37%)
BMC Software Inc (a)                                        2,020                                          41,390
Hyperion Solutions Corp (a)                                 2,373                                          85,001
Oracle Corp (a)                                            17,464                                         213,235
SAP AG ADR                                                  1,425                                          64,225
Sybase Inc (a)                                              1,250                                          27,325
                                                                                              --------------------
                                                                                                          431,176
                                                                                              --------------------
Entertainment Software (0.02%)
Activision Inc (a)                                          1,470                                          20,198
                                                                                              --------------------

E-Services - Consulting (0.05%)
Websense Inc (a)                                              885                                          58,091
                                                                                              --------------------

Finance - Auto Loans (0.02%)
WFS Financial Inc (a)                                         366                                          27,871
                                                                                              --------------------

Finance - Commercial (0.13%)
CIT Group Inc                                               2,880                                         149,126
                                                                                              --------------------

Finance - Consumer Loans (0.12%)
Aiful Corp ADR                                              1,384                                          28,718
SLM Corp                                                    2,040                                         112,384
                                                                                              --------------------
                                                                                                          141,102
                                                                                              --------------------
Finance - Credit Card (0.57%)
American Express Co                                         9,002                                         463,243

Capital One Financial Corp                                  2,379                                         205,546
                                                                                              --------------------
                                                                                                          668,789
                                                                                              --------------------
Finance - Investment Banker & Broker (3.12%)
Bear Stearns Cos Inc/The                                    1,860                                         214,886
Citigroup Inc                                              23,665                                       1,148,462
Goldman Sachs Group Inc                                     3,650                                         466,142
JPMorgan Chase & Co                                        14,358                                         569,869
Lehman Brothers Holdings Inc                                3,828                                         490,635
Merrill Lynch & Co Inc                                      5,740                                         388,770
Morgan Stanley                                              4,385                                         248,805
Nomura Holdings Inc ADR (b)                                 6,255                                         120,221
                                                                                              --------------------
                                                                                                        3,647,790
                                                                                              --------------------
Finance - Mortgage Loan/Banker (0.07%)
Fannie Mae                                                    870                                          42,465
IndyMac Bancorp Inc                                           930                                          36,288
                                                                                              --------------------
                                                                                                           78,753
                                                                                              --------------------
Financial Guarantee Insurance (0.16%)
MGIC Investment Corp                                        2,800                                         184,296
                                                                                              --------------------

Food - Confectionery (0.14%)
Hershey Co/The                                              2,955                                         163,264
                                                                                              --------------------

Food - Miscellaneous/Diversified (0.56%)
General Mills Inc                                           3,530                                         174,099
Kellogg Co                                                  5,340                                         230,795
Nestle SA ADR                                               1,720                                         128,570
Seaboard Corp                                                  20                                          30,220
Unilever NV                                                 1,274                                          87,460
                                                                                              --------------------
                                                                                                          651,144
                                                                                              --------------------
Food - Retail (0.24%)
Kroger Co/The (a)                                           7,770                                         146,697
Tesco PLC ADR                                               7,538                                         131,689
                                                                                              --------------------
                                                                                                          278,386
                                                                                              --------------------
Food - Wholesale & Distribution (0.02%)
Nash Finch Co                                                 747                                          19,034
                                                                                              --------------------

Footwear & Related Apparel (0.06%)
Steven Madden Ltd                                             890                                          26,015
Wolverine World Wide Inc                                    1,788                                          40,158
                                                                                              --------------------
                                                                                                           66,173
                                                                                              --------------------
Garden Products (0.05%)
Toro Co                                                     1,400                                          61,278
                                                                                              --------------------

Gas - Distribution (0.26%)
Energen Corp                                                6,065                                         220,281
Sempra Energy                                               1,070                                          47,979
UGI Corp                                                    1,483                                          30,549
                                                                                              --------------------
                                                                                                          298,809
                                                                                              --------------------
Hotels & Motels (0.24%)
Hilton Hotels Corp                                          3,350                                          80,768
Intercontinental Hotels Group PLC ADR                       4,002                                          57,829
Starwood Hotels & Resorts Worldwide Inc                     2,229                                         142,344
                                                                                              --------------------
                                                                                                          280,941
                                                                                              --------------------
Human Resources (0.19%)
Korn/Ferry International (a)                                1,955                                          36,539
Labor Ready Inc (a)                                         3,369                                          70,142

Monster Worldwide Inc (a)                                   1,450                                          59,189
Robert Half International Inc                               1,520                                          57,593
                                                                                              --------------------
                                                                                                          223,463
                                                                                              --------------------
Import & Export (0.19%)
Mitsubishi Corp ADR                                         5,080                                         226,060
                                                                                              --------------------

Instruments - Controls (0.05%)
Mettler Toledo International Inc (a)                        1,111                                          61,327
                                                                                              --------------------

Internet Connectivity Services (0.01%)
Hanarotelecom Inc ADR (a)                                   7,263                                          16,995
                                                                                              --------------------

Internet Content - Information & News (0.03%)
ProQuest Co (a)                                             1,169                                          32,627
                                                                                              --------------------

Internet Security (0.16%)
Internet Security Systems (a)                                 950                                          19,902
McAfee Inc (a)                                              3,975                                         107,842
VeriSign Inc (a)                                            2,700                                          59,184
                                                                                              --------------------
                                                                                                          186,928
                                                                                              --------------------
Internet Telephony (0.05%)
j2 Global Communications Inc (a)                            1,335                                          57,058
                                                                                              --------------------

Investment Companies (0.11%)
American Capital Strategies Ltd                             2,590                                          93,784
Ares Capital Corp                                           2,522                                          40,528
                                                                                              --------------------
                                                                                                          134,312
                                                                                              --------------------
Investment Management & Advisory Services (0.56%)
Affiliated Managers Group (a)                                 950                                          76,238
Ameriprise Financial Inc                                    1,356                                          55,596
Franklin Resources Inc                                      2,895                                         272,159
Nuveen Investments Inc                                      3,997                                         170,352
T Rowe Price Group Inc                                      1,040                                          74,911
                                                                                              --------------------
                                                                                                          649,256
                                                                                              --------------------
Lasers - Systems & Components (0.01%)
Coherent Inc (a)                                              591                                          17,541
                                                                                              --------------------

Life & Health Insurance (0.88%)
AmerUs Group Co                                             1,131                                          64,094
Cigna Corp                                                  2,591                                         289,415
Lincoln National Corp                                       2,390                                         126,742
Nationwide Financial Services                                 760                                          33,440
Prudential Financial Inc                                    6,055                                         443,165
Stancorp Financial Group Inc                                1,096                                          54,745
UICI                                                          411                                          14,594
                                                                                              --------------------
                                                                                                        1,026,195
                                                                                              --------------------
Machinery - Construction & Mining (0.15%)
Caterpillar Inc                                               964                                          55,690
JLG Industries Inc                                          1,404                                          64,107
Joy Global Inc                                              1,524                                          60,960
                                                                                              --------------------
                                                                                                          180,757
                                                                                              --------------------
Machinery - General Industry (0.10%)
Applied Industrial Technologies Inc                         1,289                                          43,426
Gardner Denver Inc (a)                                        608                                          29,974
IDEX Corp                                                     717                                          29,476

Middleby Corp (a)                                             229                                          19,809
                                                                                              --------------------
                                                                                                          122,685
                                                                                              --------------------
Medical  - Outpatient & Home Medical Care (0.04%)
Amedisys Inc (a)(b)                                           991                                          41,860
                                                                                              --------------------

Medical - Biomedical/Gene (1.04%)
Affymetrix Inc (a)                                            289                                          13,800
Amgen Inc (a)                                               8,440                                         665,578
Arqule Inc (a)                                              2,769                                          16,946
Genentech Inc (a)                                           1,715                                         158,637
Genzyme Corp (a)                                            4,115                                         291,260
Incyte Corp (a)                                             3,131                                          16,720
Lexicon Genetics Inc (a)                                    3,475                                          12,684
Myriad Genetics Inc (a)                                       507                                          10,546
Serologicals Corp (a)                                       1,473                                          29,077
                                                                                              --------------------
                                                                                                        1,215,248
                                                                                              --------------------
Medical - Drugs (2.32%)
Abbott Laboratories                                         6,580                                         259,449
AstraZeneca PLC ADR                                         1,289                                          62,645
Cephalon Inc (a)                                              833                                          53,929
Eisai Co Ltd ADR                                            2,912                                         121,867
Eli Lilly & Co                                                800                                          45,272
GlaxoSmithKline PLC ADR                                     1,918                                          96,821
Merck & Co Inc                                              7,561                                         240,516
Novartis AG ADR                                             2,661                                         139,649
Novo-Nordisk A/S ADR                                          895                                          50,424
Pfizer Inc                                                 35,115                                         818,882
Roche Holding AG ADR                                        1,080                                          81,108
Salix Pharmaceuticals Ltd (a)                                 528                                           9,282
Sanofi-Aventis ADR                                          1,649                                          72,391
Schering-Plough Corp                                        2,570                                          53,585
Sepracor Inc (a)(b)                                         1,840                                          94,944
Viropharma Inc (a)                                          1,818                                          33,724
Wyeth                                                      10,300                                         474,521
                                                                                              --------------------
                                                                                                        2,709,009
                                                                                              --------------------
Medical - Generic Drugs (0.20%)
Barr Pharmaceuticals Inc (a)                                2,160                                         134,546
Teva Pharmaceutical Industries Ltd ADR                      2,260                                          97,203
                                                                                              --------------------
                                                                                                          231,749
                                                                                              --------------------
Medical - HMO (1.52%)
Aetna Inc                                                   4,101                                         386,765
Coventry Health Care Inc (a)                                1,645                                          93,699
Humana Inc (a)                                              2,960                                         160,817
Molina Healthcare Inc (a)                                     734                                          19,554
Sierra Health Services Inc (a)                                966                                          77,242
UnitedHealth Group Inc                                      9,085                                         564,542
WellPoint Inc (a)                                           5,880                                         469,165
                                                                                              --------------------
                                                                                                        1,771,784
                                                                                              --------------------
Medical - Hospitals (0.06%)
LifePoint Hospitals Inc (a)                                 1,391                                          52,162
United Surgical Partners International (a)                    580                                          18,647
                                                                                              --------------------
                                                                                                           70,809
                                                                                              --------------------
Medical Imaging Systems (0.01%)
Merge Technologies Inc (a)(b)                                 660                                          16,526
                                                                                              --------------------


Medical Information Systems (0.01%)
Dendrite International Inc (a)                              1,194                                          17,206
                                                                                              --------------------

Medical Instruments (0.37%)
Medtronic Inc                                               2,772                                         159,584
St Jude Medical Inc (a)                                     5,135                                         257,777
Symmetry Medical Inc (a)                                      743                                          14,407
                                                                                              --------------------
                                                                                                          431,768
                                                                                              --------------------
Medical Products (1.06%)
American Medical Systems Holdings Inc (a)                   2,291                                          40,849
Becton Dickinson & Co                                       2,030                                         121,962
Johnson & Johnson                                          17,187                                       1,032,939
PolyMedica Corp                                               984                                          32,934
Syneron Medical Ltd (a)(b)                                    423                                          13,430
                                                                                              --------------------
                                                                                                        1,242,114
                                                                                              --------------------
Metal - Copper (0.25%)
Phelps Dodge Corp                                           2,040                                         293,495
                                                                                              --------------------

Metal - Diversified (0.19%)
Freeport-McMoRan Copper & Gold Inc                          3,050                                         164,090
Inco Ltd                                                    1,264                                          55,072
                                                                                              --------------------
                                                                                                          219,162
                                                                                              --------------------
Metal Processors & Fabrication (0.22%)
Commercial Metals Co                                        1,847                                          69,337
Precision Castparts Corp                                    3,080                                         159,575
Quanex Corp                                                   488                                          24,385
                                                                                              --------------------
                                                                                                          253,297
                                                                                              --------------------
Multi-line Insurance (1.55%)
Allstate Corp/The                                             600                                          32,442
American Financial Group Inc/OH                               770                                          29,499
American International Group Inc                           10,120                                         690,488
Assurant Inc                                                2,390                                         103,941
AXA SA ADR                                                  3,854                                         124,600
Genworth Financial Inc                                      3,540                                         122,413
Hartford Financial Services Group Inc                       1,380                                         118,528
ING Groep NV ADR                                            3,489                                         121,487
Metlife Inc                                                 7,080                                         346,920
Zurich Financial Services AG ADR                            5,900                                         125,965
                                                                                              --------------------
                                                                                                        1,816,283
                                                                                              --------------------
Multimedia (1.23%)
Journal Communications Inc                                    625                                           8,719
McGraw-Hill Cos Inc/The                                     6,646                                         343,133
Meredith Corp                                               1,610                                          84,267
News Corp                                                  12,434                                         206,529
News Corp                                                   7,270                                         113,048
Time Warner Inc                                            19,720                                         343,917
Viacom Inc                                                  5,740                                         187,124
Vivendi Universal SA ADR                                    3,351                                         105,322
Walt Disney Co                                              1,715                                          41,109
                                                                                              --------------------
                                                                                                        1,433,168
                                                                                              --------------------
Networking Products (0.49%)
Anixter International Inc                                     648                                          25,350
Black Box Corp                                                764                                          36,198
Cisco Systems Inc (a)                                      28,499                                         487,903
Netgear Inc (a)                                             1,530                                          29,452
                                                                                              --------------------
                                                                                                          578,903
                                                                                              --------------------

Office Automation & Equipment (0.10%)
Canon Inc ADR                                               2,071                                         121,837
                                                                                              --------------------

Office Supplies & Forms (0.03%)
John H Harland Co                                           1,078                                          40,533
                                                                                              --------------------

Oil - Field Services (0.16%)
BJ Services Co                                              2,180                                          79,941
Cal Dive International Inc (a)                              1,090                                          39,120
Halliburton Co                                                520                                          32,219
Schlumberger Ltd                                              360                                          34,974
                                                                                              --------------------
                                                                                                          186,254
                                                                                              --------------------
Oil & Gas Drilling (0.71%)
Atwood Oceanics Inc (a)                                       842                                          65,701
Diamond Offshore Drilling Inc (b)                           1,200                                          83,472
ENSCO International Inc                                     3,000                                         133,050
Grey Wolf Inc (a)                                           4,138                                          31,987
Helmerich & Payne Inc                                       2,280                                         141,155
Parker Drilling Co (a)                                      4,796                                          51,940
Rowan Cos Inc                                               5,050                                         179,982
Transocean Inc (a)                                          1,975                                         137,638
                                                                                              --------------------
                                                                                                          824,925
                                                                                              --------------------
Oil Company - Exploration & Production (1.33%)
Anadarko Petroleum Corp                                     1,150                                         108,962
Apache Corp                                                   557                                          38,166
Burlington Resources Inc                                    4,649                                         400,744
Canadian Natural Resources Ltd                              5,880                                         291,766
Devon Energy Corp                                           4,260                                         266,420
EOG Resources Inc                                           1,300                                          95,381
KCS Energy Inc (a)                                          1,949                                          47,205
Newfield Exploration Co (a)                                 1,025                                          51,322
Pogo Producing Co                                             673                                          33,522
Talisman Energy Inc                                         2,310                                         122,153
Unit Corp (a)                                                 843                                          46,390
W&T Offshore Inc                                            1,808                                          53,155
                                                                                              --------------------
                                                                                                        1,555,186
                                                                                              --------------------
Oil Company - Integrated (3.52%)
BP PLC ADR                                                    677                                          43,477
Chevron Corp                                                9,877                                         560,717
ConocoPhillips                                              5,815                                         338,317
ENI SpA ADR                                                 1,407                                         196,220
Exxon Mobil Corp                                           31,777                                       1,784,914
Marathon Oil Corp                                           1,600                                          97,552
Occidental Petroleum Corp                                   4,211                                         336,375
Petro-Canada                                                1,456                                          58,371
Petroleo Brasileiro SA ADR                                  1,430                                         101,916
Repsol YPF SA ADR                                           6,440                                         189,400
Statoil ASA ADR                                             7,500                                         172,200
Total SA ADR                                                1,875                                         237,000
                                                                                              --------------------
                                                                                                        4,116,459
                                                                                              --------------------
Oil Field Machinery & Equipment (0.22%)
Cooper Cameron Corp (a)                                     2,850                                         117,990
Grant Prideco Inc (a)                                       3,240                                         142,949
National Oilwell Varco Inc (a)                                  1                                              63
                                                                                              --------------------
                                                                                                          261,002
                                                                                              --------------------
Oil Refining & Marketing (0.40%)
Frontier Oil Corp                                           1,847                                          69,318

Holly Corp                                                    367                                          21,605
Tesoro Corp                                                   949                                          58,411
Valero Energy Corp                                          6,264                                         323,223
                                                                                              --------------------
                                                                                                          472,557
                                                                                              --------------------
Optical Supplies (0.26%)
Alcon Inc                                                     520                                          67,392
Bausch & Lomb Inc                                           3,470                                         235,613
                                                                                              --------------------
                                                                                                          303,005
                                                                                              --------------------
Paper & Related Products (0.05%)
UPM-Kymmene Oyj ADR                                         2,828                                          55,429
                                                                                              --------------------

Pharmacy Services (0.32%)
Caremark Rx Inc (a)                                         5,622                                         291,163
Express Scripts Inc (a)                                     1,030                                          86,314
                                                                                              --------------------
                                                                                                          377,477
                                                                                              --------------------
Physician Practice Management (0.03%)
Pediatrix Medical Group Inc (a)                               412                                          36,491
                                                                                              --------------------

Pipelines (0.28%)
Equitable Resources Inc                                     2,610                                          95,761
Questar Corp                                                3,019                                         228,538
                                                                                              --------------------
                                                                                                          324,299
                                                                                              --------------------
Poultry (0.09%)
Pilgrim's Pride Corp                                        3,073                                         101,901
                                                                                              --------------------

Printing - Commercial (0.14%)
Consolidated Graphics Inc (a)                                 932                                          44,121
RR Donnelley & Sons Co                                      3,580                                         122,472
                                                                                              --------------------
                                                                                                          166,593
                                                                                              --------------------
Property & Casualty Insurance (0.89%)
American Physicians Capital Inc (a)                           254                                          11,631
Arch Capital Group Ltd (a)                                  1,007                                          55,133
Chubb Corp                                                  2,560                                         249,984
Commerce Group Inc                                            630                                          36,086
Fidelity National Financial Inc                               940                                          34,582
First American Corp                                           690                                          31,257
Selective Insurance Group                                     486                                          25,807
St Paul Travelers Cos Inc/The                               8,010                                         357,807
Stewart Information Services Corp                             955                                          46,480
WR Berkley Corp                                             3,594                                         171,146
Zenith National Insurance Corp                                367                                          16,926
                                                                                              --------------------
                                                                                                        1,036,839
                                                                                              --------------------
Publicly Traded Investment Fund (0.10%)
iShares Russell Microcap Index Fund                         1,168                                          59,743
Regional Bank HOLDRs Trust                                    400                                          56,192
                                                                                              --------------------
                                                                                                          115,935
                                                                                              --------------------
Publishing - Books (0.07%)
John Wiley & Sons Inc                                       1,475                                          57,584
Scholastic Corp (a)                                           877                                          25,003
                                                                                              --------------------
                                                                                                           82,587
                                                                                              --------------------
Publishing - Periodicals (0.01%)
Playboy Enterprises Inc (a)                                   611                                           8,487
                                                                                              --------------------

Racetracks (0.11%)
Penn National Gaming Inc (a)                                3,978                                         131,075
                                                                                              --------------------

Real Estate Operator & Developer (0.14%)
Brookfield Asset Management Inc                             3,367                                         169,461
                                                                                              --------------------

Recycling (0.03%)
Aleris International Inc (a)                                1,058                                          34,110
                                                                                              --------------------

Regional Banks (2.67%)
Bank of America Corp                                       21,822                                       1,007,085
Comerica Inc                                                3,200                                         181,632
Keycorp                                                     6,865                                         226,064
PNC Financial Services Group Inc                            3,090                                         191,055
SunTrust Banks Inc                                          2,910                                         211,732
US Bancorp                                                 11,610                                         347,023
Wachovia Corp                                              10,475                                         553,708
Wells Fargo & Co                                            6,485                                         407,453
                                                                                              --------------------
                                                                                                        3,125,752
                                                                                              --------------------
REITS - Apartments (0.10%)
Archstone-Smith Trust                                       1,340                                          56,133
AvalonBay Communities Inc                                     410                                          36,592
Essex Property Trust Inc                                      310                                          28,582
                                                                                              --------------------
                                                                                                          121,307
                                                                                              --------------------
REITS - Diversified (0.01%)
CentraCore Properties Trust                                   296                                           7,954
                                                                                              --------------------

REITS - Healthcare (0.15%)
Health Care REIT Inc (b)                                    1,721                                          58,342
Ventas Inc                                                  3,788                                         121,292
                                                                                              --------------------
                                                                                                          179,634
                                                                                              --------------------
REITS - Hotels (0.07%)
Equity Inns Inc                                             3,204                                          43,414
Hospitality Properties Trust                                1,055                                          42,306
                                                                                              --------------------
                                                                                                           85,720
                                                                                              --------------------
REITS - Mortgage (0.14%)
American Home Mortgage Investment Corp                      1,753                                          57,095
Arbor Realty Trust Inc                                        571                                          14,800
Deerfield Triarc Capital Corp                               1,712                                          23,454
Gramercy Capital Corp/New York                              1,220                                          27,792
KKR Financial Corp                                          1,923                                          46,133
                                                                                              --------------------
                                                                                                          169,274
                                                                                              --------------------
REITS - Office Property (0.09%)
BioMed Realty Trust Inc                                     1,902                                          46,409
SL Green Realty Corp                                          779                                          59,508
                                                                                              --------------------
                                                                                                          105,917
                                                                                              --------------------
REITS - Regional Malls (0.10%)
CBL & Associates Properties Inc                               990                                          39,115
Simon Property Group Inc                                      960                                          73,565
                                                                                              --------------------
                                                                                                          112,680
                                                                                              --------------------
REITS - Shopping Centers (0.08%)
Kimco Realty Corp                                           1,150                                          36,892
Pan Pacific Retail Properties Inc                             660                                          44,147
Ramco-Gershenson Properties                                   275                                           7,329
                                                                                              --------------------
                                                                                                           88,368
                                                                                              --------------------
REITS - Single Tenant (0.01%)
Getty Realty Corp                                             488                                          12,830
                                                                                              --------------------


REITS - Storage (0.03%)
Sovran Self Storage Inc                                       683                                          32,081
                                                                                              --------------------

Rental - Auto & Equipment (0.02%)
Aaron Rents Inc                                               920                                          19,394
Rent-A-Center Inc (a)                                         449                                           8,468
                                                                                              --------------------
                                                                                                           27,862
                                                                                              --------------------
Resorts & Theme Parks (0.05%)
Vail Resorts Inc (a)                                        1,683                                          55,589
                                                                                              --------------------

Respiratory Products (0.05%)
Respironics Inc (a)                                         1,714                                          63,538
                                                                                              --------------------

Retail - Apparel & Shoe (0.71%)
Abercrombie & Fitch Co                                      2,290                                         149,262
Claire's Stores Inc                                         3,548                                         103,673
Genesco Inc (a)                                             1,459                                          56,595
Men's Wearhouse Inc (a)                                     3,200                                          94,208
Nordstrom Inc                                               7,262                                         271,599
Payless Shoesource Inc (a)                                  2,137                                          53,639
Stein Mart Inc                                              1,575                                          28,586
Urban Outfitters Inc (a)                                    2,850                                          72,133
                                                                                              --------------------
                                                                                                          829,695
                                                                                              --------------------
Retail - Appliances (0.02%)
Conn's Inc (a)                                                691                                          25,477
                                                                                              --------------------

Retail - Arts & Crafts (0.06%)
Michaels Stores Inc                                         2,140                                          75,692
                                                                                              --------------------

Retail - Auto Parts (0.04%)
O'Reilly Automotive Inc (a)                                 1,600                                          51,216
                                                                                              --------------------

Retail - Bedding (0.08%)
Bed Bath & Beyond Inc (a)                                   2,539                                          91,785
                                                                                              --------------------

Retail - Bookstore (0.03%)
Barnes & Noble Inc                                            775                                          33,069
                                                                                              --------------------

Retail - Building Products (0.71%)
Home Depot Inc                                             14,194                                         574,573
Lowe's Cos Inc                                              3,770                                         251,308
                                                                                              --------------------
                                                                                                          825,881
                                                                                              --------------------
Retail - Convenience Store (0.02%)
Pantry Inc/The (a)                                            474                                          22,273
                                                                                              --------------------

Retail - Discount (0.47%)
Target Corp                                                 1,620                                          89,051
Wal-Mart Stores Inc                                         9,826                                         459,857
                                                                                              --------------------
                                                                                                          548,908
                                                                                              --------------------
Retail - Drug Store (0.18%)
CVS Corp                                                    2,900                                          76,618
Walgreen Co                                                 2,960                                         131,010
                                                                                              --------------------
                                                                                                          207,628
                                                                                              --------------------
Retail - Jewelry (0.04%)
Signet Group PLC ADR                                        2,271                                          42,445
                                                                                              --------------------


Retail - Major Department Store (0.22%)
JC Penney Co Inc                                            4,730                                         262,988
                                                                                              --------------------

Retail - Office Supplies (0.25%)
Office Depot Inc (a)                                        1,850                                          58,090
Staples Inc                                                10,343                                         234,890
                                                                                              --------------------
                                                                                                          292,980
                                                                                              --------------------
Retail - Regional Department Store (0.16%)
Federated Department Stores Inc                             2,820                                         187,051
                                                                                              --------------------

Retail - Restaurants (0.68%)
California Pizza Kitchen Inc (a)                            1,276                                          40,794
CKE Restaurants Inc                                         1,879                                          25,385
Darden Restaurants Inc                                      6,960                                         270,605
Denny's Corp (a)                                              862                                           3,474
Domino's Pizza Inc                                          1,183                                          28,629
McDonald's Corp                                            10,553                                         355,847
Panera Bread Co (a)                                         1,131                                          74,284
                                                                                              --------------------
                                                                                                          799,018
                                                                                              --------------------
Retail - Sporting Goods (0.07%)
Hibbett Sporting Goods Inc (a)                              1,855                                          52,831
Sports Authority Inc/The (a)                                  971                                          30,227
                                                                                              --------------------
                                                                                                           83,058
                                                                                              --------------------
Rubber - Tires (0.10%)
Continental AG ADR                                          1,062                                          94,093
Goodyear Tire & Rubber Co/The (a)                           1,590                                          27,634
                                                                                              --------------------
                                                                                                          121,727
                                                                                              --------------------
Savings & Loans - Thrifts (0.23%)
BFC Financial Corp (a)                                        216                                           1,192
Golden West Financial Corp                                  1,030                                          67,980
Harbor Florida Bancshares Inc                                 459                                          17,006
PFF Bancorp Inc                                               298                                           9,095
Sterling Financial Corp/WA                                  2,536                                          63,349
Washington Mutual Inc                                       2,635                                         114,623
                                                                                              --------------------
                                                                                                          273,245
                                                                                              --------------------
Schools (0.03%)
Education Management Corp (a)                                 998                                          33,443
                                                                                              --------------------

Schools - Day Care (0.03%)
Bright Horizons Family Solutions Inc (a)                      861                                          31,900
                                                                                              --------------------

Semiconductor Component - Integrated Circuits (0.26%)
Genesis Microchip Inc (a)                                     669                                          12,102
Linear Technology Corp                                      2,365                                          85,305
Micrel Inc (a)                                              2,686                                          31,158
Sigmatel Inc (a)                                            1,307                                          17,122
Taiwan Semiconductor Manufacturing Co Ltd ADR              10,015                                          99,249
United Microelectronics Corp ADR                           19,790                                          61,745
                                                                                              --------------------
                                                                                                          306,681
                                                                                              --------------------
Semiconductor Equipment (0.16%)
ATMI Inc (a)                                                  795                                          22,236
Lam Research Corp (a)                                       2,765                                          98,655
MKS Instruments Inc (a)                                       545                                           9,750
Rudolph Technologies Inc (a)                                  591                                           7,612
Varian Semiconductor Equipment Associates Inc (a)           1,005                                          44,150
                                                                                              --------------------
                                                                                                          182,403
                                                                                              --------------------

Steel - Producers (0.26%)
Arcelor ADR (b)                                             2,434                                          60,242
Nucor Corp                                                  3,000                                         200,160
POSCO ADR                                                     797                                          39,459
                                                                                              --------------------
                                                                                                          299,861
                                                                                              --------------------
Steel - Specialty (0.13%)
Allegheny Technologies Inc                                  4,104                                         148,072
                                                                                              --------------------

Telecommunication Equipment (0.21%)
Comtech Telecommunications Corp (a)                           629                                          19,210
Comverse Technology Inc (a)                                 2,600                                          69,134
Harris Corp                                                 2,130                                          91,611
Scientific-Atlanta Inc                                      1,225                                          52,761
Terayon Communication Systems Inc (a)                       4,707                                          10,873
                                                                                              --------------------
                                                                                                          243,589
                                                                                              --------------------
Telecommunication Equipment - Fiber Optics (0.20%)
Corning Inc (a)                                            12,185                                         239,557
                                                                                              --------------------

Telecommunication Services (0.14%)
Amdocs Ltd (a)                                              2,320                                          63,800
Commonwealth Telephone Enterprises Inc                      1,419                                          47,920
Intrado Inc (a)                                               611                                          14,065
Premiere Global Services Inc (a)                            3,996                                          32,487
                                                                                              --------------------
                                                                                                          158,272
                                                                                              --------------------
Telephone - Integrated (1.49%)
AT&T Inc                                                   25,129                                         615,409
BellSouth Corp                                              7,250                                         196,475
Nippon Telegraph & Telephone Corp ADR                       1,970                                          44,936
Qwest Communications International Inc (a)(b)              22,790                                         128,763
Sprint Nextel Corp                                          8,675                                         202,648
Verizon Communications Inc                                 18,398                                         554,148
                                                                                              --------------------
                                                                                                        1,742,379
                                                                                              --------------------
Television (0.01%)
Lin TV Corp (a)                                             1,109                                          12,354
                                                                                              --------------------

Textile - Apparel (0.00%)
Cherokee Inc                                                   36                                           1,238
                                                                                              --------------------

Therapeutics (0.37%)
Gilead Sciences Inc (a)                                     7,400                                         389,462
Medarex Inc (a)                                             2,084                                          28,863
Neopharm Inc (a)                                              986                                          10,639
                                                                                              --------------------
                                                                                                          428,964
                                                                                              --------------------
Tobacco (1.11%)
Altria Group Inc                                           12,257                                         915,843
British American Tobacco PLC ADR                            2,264                                         101,971
Imperial Tobacco Group PLC ADR                              2,197                                         132,897
Loews Corp - Carolina Group                                 1,210                                          53,228
Reynolds American Inc                                         950                                          90,563
                                                                                              --------------------
                                                                                                        1,294,502
                                                                                              --------------------
Tools - Hand Held (0.06%)
Black & Decker Corp                                           760                                          66,090
                                                                                              --------------------

Transactional Software (0.04%)
Transaction Systems Architects Inc (a)                      1,543                                          44,423
                                                                                              --------------------


Transport - Equipment & Leasing (0.01%)
Amerco Inc (a)                                                121                                           8,718
                                                                                              --------------------

Transport - Marine (0.02%)
Overseas Shipholding Group                                    526                                          26,505
                                                                                              --------------------

Transport - Rail (0.25%)
Burlington Northern Santa Fe Corp                           4,130                                         292,487
                                                                                              --------------------

Transport - Services (0.42%)
Ryder System Inc                                              306                                          12,552
United Parcel Service Inc                                   6,345                                         476,827
                                                                                              --------------------
                                                                                                          489,379
                                                                                              --------------------
Transport - Truck (0.16%)
CNF Inc                                                     2,216                                         123,852
USA Truck Inc (a)                                             718                                          20,915
Yellow Roadway Corp (a)                                       890                                          39,703
                                                                                              --------------------
                                                                                                          184,470
                                                                                              --------------------
Web Portals (0.32%)
Google Inc (a)                                                645                                         267,585
Yahoo! Inc (a)                                              2,822                                         110,566
                                                                                              --------------------
                                                                                                          378,151
                                                                                              --------------------
Wire & Cable Products (0.02%)
General Cable Corp (a)                                        943                                          18,577
                                                                                              --------------------

Wireless Equipment (0.72%)
Motorola Inc                                               20,530                                         463,773
Powerwave Technologies Inc (a)                              2,550                                          32,053
Qualcomm Inc                                                4,312                                         185,761
Telefonaktiebolaget LM Ericsson ADR                         4,670                                         160,648
                                                                                              --------------------
                                                                                                          842,235
                                                                                              --------------------
TOTAL COMMON STOCKS                                                                          $         76,785,852
                                                                                              --------------------
                                                        Principal
                                                         Amount                                      Value
                                                        ----------------------------------------------------------
BONDS (19.10%)
Agricultural Operations (0.13%)
Bunge Ltd Finance Corp
4.38%, 12/15/2008                                          95,000                                          93,361
5.88%, 5/15/2013                                           30,000                                          30,895
5.10%, 7/15/2015                                           30,000                                          29,026
                                                                                              --------------------
                                                                                                          153,282
                                                                                              --------------------
Airlines (0.10%)
Northwest Airlines Corp
7.58%, 9/ 1/2020                                            8,285                                           8,341
Southwest Airlines Co
5.10%, 5/ 1/2006                                          107,704                                         107,899
                                                                                              --------------------
                                                                                                          116,240
                                                                                              --------------------
Asset Backed Securities (1.59%)
Ameriquest Mortgage Securities Inc
4.68%, 3/25/2035 (c)                                       80,200                                          80,273
Carrington Mortgage Loan Trust
4.64%, 1/25/2035 (c)                                       75,000                                          75,071
4.53%, 9/25/2035 (c)                                      101,669                                         101,677
Chase Funding Mortgage Loan Asset-Backed
4.67%, 9/25/2033 (c)                                       58,045                                          58,148

Countrywide Asset-Backed Certificates
4.66%, 9/25/2033 (c)                                       94,447                                          94,558
5.45%, 1/25/2034 (c)                                      220,000                                         222,733
Countrywide Home Equity Loan Trust
4.61%, 12/29/2035 (c)(d)                                  500,000                                         500,000
GMAC Mortgage Corp Loan Trust
4.44%, 8/25/2035 (c)                                      150,000                                         150,043
Long Beach Mortgage Loan Trust
4.91%, 6/25/2034 (c)                                       30,000                                          30,065
Merrill Lynch Mortgage Investors Inc
4.94%, 1/25/2035 (c)                                      115,000                                         115,476
MSDWCC Heloc Trust
4.57%, 7/25/2017 (c)                                       76,853                                          76,864
Nomura Asset Acceptance Corp
4.61%, 6/25/2035 (c)                                       83,664                                          83,663
Residential Asset Securities Corp
3.28%, 8/25/2029                                           65,064                                          64,664
SACO I Inc
4.65%, 4/25/2035 (c)                                       74,917                                          74,923
Saxon Asset Securities Trust
4.60%, 3/25/2035 (c)                                      135,000                                         135,108
                                                                                              --------------------
                                                                                                        1,863,266
                                                                                              --------------------
Auto - Car & Light Trucks (0.15%)
DaimlerChrysler NA Holding Corp
7.25%, 1/18/2006                                           45,000                                          45,038
4.96%, 9/10/2007 (c)                                       50,000                                          50,104
4.75%, 1/15/2008                                           15,000                                          14,863
4.88%, 6/15/2010                                           70,000                                          68,347
                                                                                              --------------------
                                                                                                          178,352
                                                                                              --------------------
Automobile Sequential (0.09%)
Capital Auto Receivables Asset Trust
4.74%, 6/15/2010 (c)                                       50,000                                          50,261
WFS Financial Owner Trust
4.50%, 5/17/2013                                           55,000                                          54,134
                                                                                              --------------------
                                                                                                          104,395
                                                                                              --------------------
Beverages - Wine & Spirits (0.04%)
Diageo Capital PLC
4.26%, 4/20/2007 (c)                                       50,000                                          50,026
                                                                                              --------------------

Brewery (0.12%)
Cia Brasileira de Bebidas
10.50%, 12/15/2011                                         50,000                                          61,500
Coors Brewing Co
6.38%, 5/15/2012                                           10,000                                          10,597
FBG Finance Ltd
5.13%, 6/15/2015 (e)                                       75,000                                          72,968
                                                                                              --------------------
                                                                                                          145,065
                                                                                              --------------------
Broadcasting Services & Programming (0.03%)
Grupo Televisa SA
8.50%, 3/11/2032                                           25,000                                          30,231
                                                                                              --------------------

Building & Construction Products - Miscellaneous (0.04%)
CRH America Inc
5.30%, 10/15/2013                                          40,000                                          40,012
6.40%, 10/15/2033                                          10,000                                          10,940
                                                                                              --------------------
                                                                                                           50,952
                                                                                              --------------------

Building Products - Air & Heating (0.06%)
York International Corp
6.63%, 8/15/2006                                           75,000                                          75,591
                                                                                              --------------------

Cable TV (0.25%)
Charter Communications Operating LLC/Charter
Communications Operating Capital
8.00%, 4/30/2012 (e)                                       40,000                                          39,800
Comcast Corp
5.50%, 3/15/2011                                           35,000                                          35,190
7.05%, 3/15/2033                                           20,000                                          21,592
COX Communications Inc
4.63%, 1/15/2010                                           30,000                                          29,042
6.75%, 3/15/2011                                           50,000                                          52,285
7.13%, 10/ 1/2012                                           5,000                                           5,357
CSC Holdings Inc
10.50%, 5/15/2016                                          40,000                                          42,400
Echostar DBS Corp
6.63%, 10/ 1/2014                                          75,000                                          71,906
                                                                                              --------------------
                                                                                                          297,572
                                                                                              --------------------
Casino Hotels (0.20%)
Caesars Entertainment Inc
8.50%, 11/15/2006                                          55,000                                          56,440
Harrah's Operating Co Inc
5.50%, 7/ 1/2010                                           65,000                                          64,974
5.63%, 6/ 1/2015                                           25,000                                          24,561
5.75%, 10/ 1/2017                                          35,000                                          34,065
Mandalay Resort Group
6.45%, 2/ 1/2006                                           30,000                                          30,000
Mirage Resorts Inc
7.25%, 10/15/2006                                          25,000                                          25,344
                                                                                              --------------------
                                                                                                          235,384
                                                                                              --------------------
Cellular Telecommunications (0.43%)
America Movil SA de CV
5.75%, 1/15/2015                                           85,000                                          85,289
New Cingular Wireless Services Inc
8.13%, 5/ 1/2012                                           75,000                                          86,657
Nextel Communications Inc
5.95%, 3/15/2014                                           90,000                                          90,471
Rogers Wireless Inc
7.25%, 12/15/2012                                          65,000                                          68,331
Rural Cellular Corp
8.25%, 3/15/2012                                           25,000                                          26,375
US Unwired Inc
8.74%, 6/15/2010 (c)                                       65,000                                          66,788
Verizon Wireless Capital LLC
5.38%, 12/15/2006                                          80,000                                          80,264
                                                                                              --------------------
                                                                                                          504,175
                                                                                              --------------------
Chemicals - Diversified (0.13%)
Chevron Phillips Chemical Co LLC
7.00%, 3/15/2011                                           65,000                                          69,838
ICI Wilmington Inc
5.63%, 12/ 1/2013                                          55,000                                          54,745
Lyondell Chemical Co
9.50%, 12/15/2008                                          21,000                                          22,024
                                                                                              --------------------
                                                                                                          146,607
                                                                                              --------------------

Coatings & Paint (0.03%)
Valspar Corp
6.00%, 5/ 1/2007                                           30,000                                          30,270
                                                                                              --------------------

Commercial Banks (0.19%)
KeyBank NA
4.32%, 8/ 8/2007 (c)                                      100,000                                         100,035
Synovus Financial Corp
5.13%, 6/15/2017                                           35,000                                          34,478
United Overseas Bank Ltd
4.50%, 7/ 2/2013 (e)                                       25,000                                          23,768
Wachovia Bank NA
4.88%, 2/ 1/2015                                           65,000                                          63,389
                                                                                              --------------------
                                                                                                          221,670
                                                                                              --------------------
Commercial Services (0.06%)
Iron Mountain Inc
8.25%, 7/ 1/2011                                           70,000                                          71,050
                                                                                              --------------------

Computer Services (0.08%)
Affiliated Computer Services Inc
5.20%, 6/ 1/2015                                           25,000                                          21,212
Sungard Data Systems Inc
9.13%, 8/15/2013 (e)                                       30,000                                          31,050
Unisys Corp
7.88%, 4/ 1/2008                                           45,000                                          44,213
                                                                                              --------------------
                                                                                                           96,475
                                                                                              --------------------
Computers - Integrated Systems (0.02%)
NCR Corp
7.13%, 6/15/2009                                           20,000                                          20,921
                                                                                              --------------------

Computers  -Memory Devices (0.05%)
Seagate Technology HDD Holdings
8.00%, 5/15/2009                                           55,000                                          57,750
                                                                                              --------------------

Credit Card Asset Backed Securities (0.39%)
Capital One Multi-Asset Execution Trust
4.59%, 12/15/2009 (c)                                     115,000                                         115,133
Chase Credit Card Master Trust
4.57%, 5/15/2009 (c)                                      140,000                                         139,991
Citibank Credit Card Master Trust I
4.77%, 3/10/2011 (c)                                      100,000                                         100,478
Providian Master Note Trust
5.10%, 11/15/2012 (e)                                     100,000                                         100,236
                                                                                              --------------------
                                                                                                          455,838
                                                                                              --------------------
Cruise Lines (0.04%)
Royal Caribbean Cruises Ltd
7.00%, 10/15/2007                                          40,000                                          40,978
                                                                                              --------------------

Data Processing & Management (0.02%)
Certegy Inc
4.75%, 9/15/2008                                           25,000                                          24,992
                                                                                              --------------------

Diversified Financial Services (0.03%)
General Electric Capital Corp
6.75%, 3/15/2032                                           25,000                                          29,346
                                                                                              --------------------


Diversified Manufacturing Operations (0.04%)
Tyco International Group SA
6.38%, 2/15/2006                                           45,000                                          45,073
                                                                                              --------------------

Diversified Minerals (0.03%)
Vale Overseas Ltd
9.00%, 8/15/2013                                           30,000                                          35,212
                                                                                              --------------------

Diversified Operations (0.03%)
Noble Group Ltd
6.63%, 3/17/2015 (e)                                       40,000                                          36,835
                                                                                              --------------------

E-Commerce - Products (0.02%)
FTD Inc
7.75%, 2/15/2014                                           20,000                                          19,800
                                                                                              --------------------

Electric - Distribution (0.03%)
Detroit Edison Co
5.70%, 10/ 1/2037                                          40,000                                          39,384
                                                                                              --------------------

Electric - Generation (0.04%)
Korea East-West Power Co Ltd
4.88%, 4/21/2011 (e)                                       20,000                                          19,686
Tenaska Virginia Partners LP
6.12%, 3/30/2024 (e)                                       29,200                                          30,278
                                                                                              --------------------
                                                                                                           49,964
                                                                                              --------------------
Electric - Integrated (1.15%)
AmerenUE
5.40%, 2/ 1/2016                                           40,000                                          40,320
Arizona Public Service Co
6.50%, 3/ 1/2012                                           25,000                                          26,697
5.80%, 6/30/2014                                           45,000                                          46,379
Carolina Power & Light Co
6.65%, 4/ 1/2008                                           50,000                                          51,551
5.25%, 12/15/2015                                          30,000                                          29,962
Centerpoint Energy Inc
5.88%, 6/ 1/2008                                           30,000                                          30,405
Cincinnati Gas & Electric
5.40%, 6/15/2033                                           20,000                                          18,581
Consumers Energy Co
4.25%, 4/15/2008                                           10,000                                           9,794
Dayton Power & Light Co/The
5.12%, 10/ 1/2013 (c)                                      35,000                                          34,840
Duquesne Light Holdings Inc
5.50%, 8/15/2015                                           50,000                                          49,098
Entergy Gulf States Inc
3.60%, 6/ 1/2008                                           30,000                                          28,849
5.21%, 12/ 8/2008 (c)(e)                                   70,000                                          69,985
Exelon Corp
4.45%, 6/15/2010                                           20,000                                          19,344
6.75%, 5/ 1/2011                                           35,000                                          37,262
FirstEnergy Corp
6.45%, 11/15/2011                                          65,000                                          68,900
Florida Power & Light Co
5.40%, 9/ 1/2035                                           40,000                                          39,038
Indianapolis Power & Light
7.38%, 8/ 1/2007                                           40,000                                          41,228

Jersey Central Power & Light
5.63%, 5/ 1/2016                                           15,000                                          15,447
Nisource Finance Corp
3.20%, 11/ 1/2006                                          40,000                                          39,421
Northeast Utilities
3.30%, 6/ 1/2008                                           25,000                                          23,956
Northern States Power-Minnesota
5.25%, 7/15/2035                                           25,000                                          24,036
NorthWestern Corp
5.88%, 11/ 1/2014                                          65,000                                          65,122
Ohio Power Co
4.85%, 1/15/2014                                           25,000                                          24,278
Pepco Holdings Inc
3.75%, 2/15/2006                                           95,000                                          94,881
Power Contract Financing LLC
5.20%, 2/ 1/2006 (e)                                        6,880                                           6,881
PPL Energy Supply LLC
5.40%, 8/15/2014                                           40,000                                          39,737
PSEG Power LLC
6.95%, 6/ 1/2012                                           65,000                                          70,442
PSI Energy Inc
6.12%, 10/15/2035                                          35,000                                          35,792
Puget Energy Inc
3.36%, 6/ 1/2008                                           30,000                                          28,867
Southern California Edison Co
5.00%, 1/15/2014                                           20,000                                          19,874
5.00%, 1/15/2016                                           45,000                                          44,490
5.35%, 7/15/2035                                           10,000                                           9,674
TXU Electric Delivery Co
6.38%, 5/ 1/2012                                          125,000                                         131,812
TXU Energy Co LLC
6.13%, 3/15/2008                                           25,000                                          25,411
                                                                                              --------------------
                                                                                                        1,342,354
                                                                                              --------------------
Electronic Components - Miscellaneous (0.01%)
Flextronics International Ltd
6.50%, 5/15/2013                                           10,000                                          10,162
                                                                                              --------------------

Electronic Components - Semiconductors (0.05%)
Avago Technologies Finance Pte/Avago Technologies
US/Avago Technologies Wireless
10.13%, 12/ 1/2013 (e)                                     55,000                                          56,512
                                                                                              --------------------

Electronic Connectors (0.04%)
Thomas & Betts Corp
6.63%, 5/ 7/2008                                           40,000                                          41,031
                                                                                              --------------------

Electronics - Military (0.05%)
L-3 Communications Corp
5.88%, 1/15/2015                                           65,000                                          63,050
                                                                                              --------------------

Engines - Internal Combustion (0.05%)
Cummins Inc
9.50%, 12/ 1/2010                                          50,000                                          54,000
                                                                                              --------------------

Export & Import Bank (0.03%)
Export-Import Bank Of Korea
4.50%, 8/12/2009                                           40,000                                          39,286
                                                                                              --------------------


Finance - Auto Loans (0.32%)
American Honda Finance Corp
4.58%, 3/ 8/2007 (c)(e)                                   100,000                                         100,155
Ford Motor Credit Co
6.13%, 1/ 9/2006                                           45,000                                          44,976
6.88%, 2/ 1/2006                                          155,000                                         154,667
6.50%, 1/25/2007                                           20,000                                          19,349
Nissan Motor Acceptance Corp
4.63%, 3/ 8/2010 (e)                                       55,000                                          53,743
                                                                                              --------------------
                                                                                                          372,890
                                                                                              --------------------
Finance - Commercial (0.12%)
Caterpillar Financial Services Corp
4.23%, 7/27/2007 (c)                                      100,000                                         100,048
5.05%, 12/ 1/2010                                          40,000                                          40,085
                                                                                              --------------------
                                                                                                          140,133
                                                                                              --------------------
Finance - Consumer Loans (0.21%)
HSBC Finance Corp
4.13%, 11/16/2009                                          75,000                                          72,412
4.62%, 11/16/2009 (c)                                      75,000                                          75,177
7.00%, 5/15/2012                                           65,000                                          71,102
4.75%, 7/15/2013                                           25,000                                          24,154
                                                                                              --------------------
                                                                                                          242,845
                                                                                              --------------------
Finance - Credit Card (0.23%)
Capital One Bank
6.88%, 2/ 1/2006                                          100,000                                         100,161
5.00%, 6/15/2009                                           75,000                                          74,680
Capital One Financial Corp
4.80%, 2/21/2012                                           15,000                                          14,553
MBNA Corp
4.72%, 5/ 5/2008 (c)                                       75,000                                          75,544
                                                                                              --------------------
                                                                                                          264,938
                                                                                              --------------------
Finance - Investment Banker & Broker (0.91%)
BCP Crystal US Holdings Corp
9.63%, 6/15/2014                                           30,000                                          33,375
Bear Stearns Cos Inc/The
3.00%, 3/30/2006                                           55,000                                          54,786
5.30%, 10/30/2015                                          15,000                                          14,967
Citigroup Inc
4.52%, 5/18/2010 (c)                                      150,000                                         150,160
5.30%, 1/ 7/2016                                           40,000                                          40,328
5.88%, 2/22/2033                                           20,000                                          20,507
E*Trade Financial Corp
8.00%, 6/15/2011                                           60,000                                          62,400
Goldman Sachs Group Inc
3.88%, 1/15/2009                                           45,000                                          43,684
6.60%, 1/15/2012                                           30,000                                          32,226
5.15%, 1/15/2014                                           10,000                                           9,934
5.13%, 1/15/2015                                            5,000                                           4,943
JPMorgan Chase & Co
4.75%, 3/ 1/2015                                           15,000                                          14,500
5.25%, 5/ 1/2015                                          125,000                                         124,323
Lehman Brothers Holdings E-Capital Trust I
5.15%, 8/19/2065 (c)(e)                                    10,000                                          10,025
Lehman Brothers Holdings Inc
5.00%, 1/14/2011                                           50,000                                          49,896
Merrill Lynch & Co Inc
4.54%, 2/ 6/2009 (c)                                      160,000                                         160,449

Morgan Stanley
4.43%, 1/15/2010 (c)                                      100,000                                         100,241
5.30%, 3/ 1/2013                                           30,000                                          30,060
4.75%, 4/ 1/2014                                          110,000                                         105,497
                                                                                              --------------------
                                                                                                        1,062,301
                                                                                              --------------------
Finance - Mortgage Loan/Banker (1.26%)
Countrywide Financial Corp
4.54%, 5/ 5/2008 (c)                                      100,000                                         100,101
4.77%, 12/19/2008 (c)                                      85,000                                          84,976
Countrywide Home Loans Inc
5.50%, 2/ 1/2007                                           15,000                                          15,073
Fannie Mae
3.70%, 11/ 1/2007                                         275,000                                         270,004
4.75%, 2/21/2013                                          100,000                                          98,790
Freddie Mac
4.75%, 5/ 6/2013                                           90,000                                          86,888
4.63%, 5/28/2013                                           55,000                                          52,724
4.50%, 7/15/2013                                          300,000                                         294,462
6.75%, 3/15/2031                                          317,000                                         397,347
Residential Capital Corp
5.90%, 6/29/2007 (c)                                       75,000                                          75,185
                                                                                              --------------------
                                                                                                        1,475,550
                                                                                              --------------------
Finance - Other Services (0.05%)
PCCW HKT Capital Ltd
5.25%, 7/20/2015 (e)                                       60,000                                          57,496
                                                                                              --------------------

Food - Miscellaneous/Diversified (0.16%)
Corn Products International Inc
8.45%, 8/15/2009                                           45,000                                          49,595
HJ Heinz Co
6.43%, 12/ 1/2008 (c)(e)                                   35,000                                          35,955
Kraft Foods Inc
4.63%, 11/ 1/2006                                         100,000                                          99,686
                                                                                              --------------------
                                                                                                          185,236
                                                                                              --------------------
Food - Retail (0.08%)
Delhaize America Inc
7.38%, 4/15/2006                                           55,000                                          55,287
Safeway Inc
5.80%, 8/15/2012                                           35,000                                          35,179
                                                                                              --------------------
                                                                                                           90,466
                                                                                              --------------------
Gas - Distribution (0.03%)
Sempra Energy
4.75%, 5/15/2009                                           40,000                                          39,440
                                                                                              --------------------

Home Decoration Products (0.02%)
Newell Rubbermaid Inc
4.63%, 12/15/2009                                          15,000                                          14,668
4.00%, 5/ 1/2010                                           15,000                                          14,193
                                                                                              --------------------
                                                                                                           28,861
                                                                                              --------------------
Home Equity - Other (0.81%)
ACE Securities Corp
4.61%, 3/25/2035 (c)                                       50,000                                          50,053
4.49%, 7/25/2035 (c)                                       94,727                                          94,727
First-Citizens Home Equity Loan LLC
4.58%, 9/15/2022 (c)(e)                                   106,109                                         106,401
Morgan Stanley ABS Capital I
4.60%, 12/25/2034 (c)                                     186,853                                         187,041

Morgan Stanley ABS Capital I (continued)
4.48%, 7/25/2035 (c)                                       65,687                                          65,692
New Century Home Equity Loan Trust
5.10%, 1/25/2034 (c)                                      140,000                                         140,965
Option One Mortgage Loan Trust
4.91%, 5/25/2034 (c)                                       85,000                                          85,256
5.43%, 5/25/2034 (c)                                       85,000                                          84,999
4.68%, 11/25/2034 (c)                                      16,630                                          16,648
Wells Fargo Home Equity Trust
4.88%, 4/25/2034 (c)                                      110,000                                         110,000
                                                                                              --------------------
                                                                                                          941,782
                                                                                              --------------------
Hotels & Motels (0.02%)
HMH Properties Inc
7.88%, 8/ 1/2008                                           21,000                                          21,236
                                                                                              --------------------

Investment Companies (0.08%)
Canadian Oil Sands Ltd
4.80%, 8/10/2009 (e)                                      100,000                                          98,451
                                                                                              --------------------

Investment Management & Advisory Services (0.04%)
Ameriprise Financial Inc
5.35%, 11/15/2010                                          50,000                                          50,343
                                                                                              --------------------

Life & Health Insurance (0.16%)
Hartford Life Global Funding Trusts
4.66%, 9/15/2009 (c)                                      150,000                                         150,299
UnumProvident Finance Co Plc
6.85%, 11/15/2015 (e)                                      40,000                                          41,665
                                                                                              --------------------
                                                                                                          191,964
                                                                                              --------------------
Machinery - Farm (0.04%)
Case New Holland Inc
6.00%, 6/ 1/2009                                           50,000                                          48,500
                                                                                              --------------------

Machinery Tools & Related Products (0.07%)
Kennametal Inc
7.20%, 6/15/2012                                           70,000                                          75,989
                                                                                              --------------------

Medical - Drugs (0.08%)
Biovail Corp
7.88%, 4/ 1/2010                                           55,000                                          56,994
Schering-Plough Corp
5.55%, 12/ 1/2013 (c)                                      35,000                                          35,657
                                                                                              --------------------
                                                                                                           92,651
                                                                                              --------------------
Medical - HMO (0.11%)
Coventry Health Care Inc
5.88%, 1/15/2012                                           90,000                                          90,900
Pacificare Health Systems
10.75%, 6/ 1/2009                                          32,000                                          34,280
                                                                                              --------------------
                                                                                                          125,180
                                                                                              --------------------
Medical - Hospitals (0.08%)
HCA Inc
6.95%, 5/ 1/2012                                           90,000                                          93,352
                                                                                              --------------------

Medical - Wholesale Drug Distribution (0.03%)
AmerisourceBergen Corp
5.63%, 9/15/2012 (e)                                       40,000                                          40,000
                                                                                              --------------------

Medical Information Systems (0.05%)
NDCHealth Corp
10.50%, 12/ 1/2012                                         50,000                                          57,125
                                                                                              --------------------

Medical Instruments (0.04%)
Medtronic Inc
4.75%, 9/15/2015 (e)                                       50,000                                          48,596
                                                                                              --------------------

Medical Laboratory & Testing Service (0.03%)
Quest Diagnostics Inc
5.45%, 11/ 1/2015 (e)                                      35,000                                          35,262
                                                                                              --------------------

Metal - Diversified (0.01%)
Falconbridge Ltd
5.38%, 6/ 1/2015                                           15,000                                          14,462
                                                                                              --------------------

Miscellaneous Manufacturers (0.06%)
Samsonite Corp
8.88%, 6/ 1/2011                                           70,000                                          72,450
                                                                                              --------------------

Mortgage Backed Securities (3.74%)
Adjustable Rate Mortgage Trust
5.13%, 11/25/2035                                          50,000                                          49,451
Banc of America Commercial Mortgage Inc
4.67%, 7/10/2043                                          105,000                                         101,185
4.86%, 7/10/2043                                          105,000                                         102,618
Bear Stearns Adjustable Rate Mortgage Trust
3.51%, 6/25/2034 (c)                                       50,000                                          48,276
Bear Stearns Commercial Mortgage Securities Inc
0.58%, 5/11/2039 (c)(e)                                   526,258                                          11,859
5.47%, 6/11/2041                                          130,000                                         132,253
Bella Vista Mortgage Trust
4.62%, 5/20/2045 (c)                                      110,565                                         110,687
Commercial Mortgage Pass Through Certificates
4.05%, 10/15/2037                                         200,000                                         193,281
Countrywide Alternative Loan Trust
5.00%, 10/25/2018                                          69,417                                          68,210
4.63%, 5/25/2034 (c)                                      100,000                                          99,859
4.64%, 7/20/2035 (c)(d)                                   116,589                                         117,245
Countrywide Home Loan Mortgage Pass Through
4.59%, 12/19/2033 (c)                                     225,000                                         216,225
CS First Boston Mortgage Securities Corp
1.43%, 3/15/2036 (c)(e)                                   608,584                                          22,588
0.52%, 5/15/2036 (c)(e)                                   781,098                                          13,004
0.64%, 7/15/2036 (c)(e)                                   859,151                                          22,375
0.07%, 11/15/2037 (c)(e)                                1,355,570                                          28,613
7.64%, 9/15/2041 (c)                                       30,000                                          32,556
DLJ Mortgage Acceptance Corp
6.99%, 10/15/2030 (e)                                     125,000                                         128,221
First Union National Bank Commercial Mortgage
8.09%, 5/17/2032                                           45,000                                          49,826
Ge Capital Commercial Mortgage Corp
4.98%, 5/10/2043 (c)                                      220,000                                         216,936
Greenwich Capital Commercial Funding Co
0.36%, 6/10/2036 (c)(e)                                 5,646,895                                          78,656
HSI Asset Securitization Corp Trust
4.51%, 7/25/2035 (c)                                       81,924                                          81,942
Impac CMB Trust
4.69%, 4/25/2035 (c)                                       75,320                                          75,304
JP Morgan Chase Commercial Mortgage Securities
1.16%, 1/12/2039 (c)(e)                                   711,980                                          29,400
0.04%, 1/15/2042 (c)(e)                                 1,413,564                                          25,676
JP Morgan Mortgage Trust
4.97%, 11/25/2035 (c)                                     125,000                                         122,732
LB Commercial Conduit Mortgage Trust
6.21%, 10/15/2035                                         500,000                                         514,240
LB-UBS Commercial Mortgage Trust
5.97%, 3/15/2026                                          375,000                                         380,062
4.31%, 2/15/2030                                          195,000                                         189,505
0.62%, 3/15/2034 (c)(e)                                   784,243                                          12,048
0.19%, 3/15/2036 (c)(e)                                   532,335                                          15,425
1.20%, 3/15/2036 (c)(e)                                   491,682                                          19,441
0.72%, 8/15/2036 (c)(e)                                   669,110                                          17,914
Merrill Lynch Mortgage Trust
0.54%, 2/12/2042 (c)                                    2,066,871                                          38,909
Morgan Stanley Capital I
1.05%, 1/13/2041 (c)(e)                                   473,240                                          20,120
Nationslink Funding Corp
7.03%, 6/20/2031                                           51,252                                          51,819
Specialty Underwriting & Residential Finance
4.89%, 2/25/2035 (c)                                       80,000                                          80,210
4.61%, 3/25/2036 (c)                                      125,000                                         125,108
Wachovia Bank Commercial Mortgage Trust
0.13%, 11/15/2035 (e)                                   1,672,794                                          20,154
0.47%, 10/15/2041 (c)(e)                                2,838,296                                          56,965
0.30%, 3/15/2042 (c)(e)                                 4,184,326                                          58,924
4.94%, 4/15/2042                                          210,000                                         206,303
Washington Mutual Inc
3.97%, 3/25/2033                                           80,347                                          78,659
3.80%, 6/25/2034 (c)                                       85,000                                          81,670
4.68%, 5/25/2035 (c)(d)                                    40,000                                          39,199
4.67%, 7/25/2044 (c)                                       81,173                                          81,344
4.91%, 1/25/2045 (c)                                       99,888                                         100,754
                                                                                              --------------------
                                                                                                        4,367,751
                                                                                              --------------------
Multi-line Insurance (0.37%)
ACE Ltd
6.00%, 4/ 1/2007                                           85,000                                          85,905
CNA Financial Corp
5.85%, 12/15/2014                                          70,000                                          70,500
ING Groep NV
5.78%, 12/ 8/2015                                          40,000                                          40,540
Metropolitan Life Global Funding I
4.65%, 3/17/2009 (c)(e)                                   160,000                                         160,006
XL Capital Ltd
5.25%, 9/15/2014                                           80,000                                          78,086
                                                                                              --------------------
                                                                                                          435,037
                                                                                              --------------------
Multimedia (0.26%)
News America Inc
6.63%, 1/ 9/2008                                           45,000                                          46,409
4.75%, 3/15/2010                                           15,000                                          14,774
5.30%, 12/15/2014                                          40,000                                          39,700
6.20%, 12/15/2034                                          30,000                                          29,799
Time Warner Entertainment Co LP
8.38%, 3/15/2023                                           55,000                                          63,597
Time Warner Inc
6.15%, 5/ 1/2007                                           85,000                                          86,055

Time Warner Inc (continued)
7.63%, 4/15/2031                                           20,000                                          22,273
                                                                                              --------------------
                                                                                                          302,607
                                                                                              --------------------
Mutual Insurance (0.03%)
Liberty Mutual Group Inc
7.00%, 3/15/2034 (e)                                       30,000                                          30,936
                                                                                              --------------------

Non-hazardous Waste Disposal (0.04%)
Allied Waste North America
5.75%, 2/15/2011                                           25,000                                          23,687
Waste Management Inc
5.00%, 3/15/2014                                           25,000                                          24,505
                                                                                              --------------------
                                                                                                           48,192
                                                                                              --------------------
Oil Company - Exploration & Production (0.24%)
Chesapeake Energy Corp
6.88%, 11/15/2020 (e)                                      45,000                                          45,563
Devon Financing Corp ULC
7.88%, 9/30/2031                                           50,000                                          63,535
EnCana Corp
7.20%, 11/ 1/2031                                          40,000                                          48,080
Nexen Inc
5.05%, 11/20/2013                                          50,000                                          49,283
7.88%, 3/15/2032                                           30,000                                          37,026
Talisman Energy Inc
5.13%, 5/15/2015                                           40,000                                          39,643
                                                                                              --------------------
                                                                                                          283,130
                                                                                              --------------------
Oil Company - Integrated (0.21%)
Amerada Hess Corp
7.30%, 8/15/2031                                           55,000                                          63,651
Husky Energy Inc
6.15%, 6/15/2019                                           45,000                                          46,899
Occidental Petroleum Corp
4.00%, 11/30/2007                                          35,000                                          34,331
Petrobras International Finance Co
8.38%, 12/10/2018                                          40,000                                          44,400
Petro-Canada
5.95%, 5/15/2035                                           30,000                                          30,433
Petronas Capital Ltd
7.88%, 5/22/2022 (e)                                       20,000                                          24,969
                                                                                              --------------------
                                                                                                          244,683
                                                                                              --------------------
Oil Field Machinery & Equipment (0.05%)
Cooper Cameron Corp
2.65%, 4/15/2007                                           60,000                                          58,012
                                                                                              --------------------

Oil Refining & Marketing (0.19%)
Enterprise Products Operating LP
4.00%, 10/15/2007                                          60,000                                          58,746
6.38%, 2/ 1/2013                                           20,000                                          20,938
5.75%, 3/ 1/2035                                           35,000                                          32,181
Premcor Refining Group Inc/The
6.75%, 2/ 1/2011                                           70,000                                          74,147
Tesoro Corp
6.25%, 11/ 1/2012 (e)                                      40,000                                          40,200
                                                                                              --------------------
                                                                                                          226,212
                                                                                              --------------------
Paper & Related Products (0.07%)
Celulosa Arauco y Constitucion SA
5.13%, 7/ 9/2013                                           15,000                                          14,500

Georgia-Pacific Corp
7.50%, 5/15/2006                                           50,000                                          50,312
Plum Creek Timberlands LP
5.88%, 11/15/2015                                          15,000                                          15,195
                                                                                              --------------------
                                                                                                           80,007
                                                                                              --------------------
Pharmacy Services (0.08%)
Medco Health Solutions Inc
7.25%, 8/15/2013                                           60,000                                          65,911
Omnicare Inc
6.75%, 12/15/2013                                          10,000                                          10,112
6.88%, 12/15/2015                                          15,000                                          15,225
                                                                                              --------------------
                                                                                                           91,248
                                                                                              --------------------
Pipelines (0.18%)
Boardwalk Pipelines LLC
5.50%, 2/ 1/2017                                           25,000                                          24,794
Buckeye Partners LP
4.63%, 7/15/2013                                           45,000                                          42,983
Consolidated Natural Gas Co
5.00%, 3/ 1/2014                                           30,000                                          29,319
Enbridge Energy Partners LP
4.00%, 1/15/2009                                           20,000                                          19,288
National Fuel Gas Co
5.25%, 3/ 1/2013                                           30,000                                          29,845
Texas Eastern Transmission LP
5.25%, 7/15/2007                                           60,000                                          60,123
                                                                                              --------------------
                                                                                                          206,352
                                                                                              --------------------
Property & Casualty Insurance (0.37%)
Arch Capital Group Ltd
7.35%, 5/ 1/2034                                           90,000                                         101,542
Markel Corp
6.80%, 2/15/2013                                           95,000                                          99,922
St Paul Travelers Cos Inc/The
5.75%, 3/15/2007                                          100,000                                         100,527
WR Berkley Corp
5.13%, 9/30/2010                                          105,000                                         104,295
5.88%, 2/15/2013                                           20,000                                          20,211
                                                                                              --------------------
                                                                                                          426,497
                                                                                              --------------------
Recreational Centers (0.05%)
AMF Bowling Worldwide Inc
10.00%, 3/ 1/2010                                          55,000                                          54,519
                                                                                              --------------------

Regional Banks (0.29%)
PNC Funding Corp
5.75%, 8/ 1/2006                                          125,000                                         125,607
Wachovia Corp
5.63%, 12/15/2008                                         115,000                                         117,623
6.38%, 2/ 1/2009                                           10,000                                          10,389
5.25%, 8/ 1/2014                                           50,000                                          50,066
Wells Fargo & Co
3.12%, 8/15/2008                                           35,000                                          33,547
                                                                                              --------------------
                                                                                                          337,232
                                                                                              --------------------
Reinsurance (0.08%)
Berkshire Hathaway Finance Corp
4.75%, 5/15/2012                                           35,000                                          34,599
4.63%, 10/15/2013                                          65,000                                          63,401
                                                                                              --------------------
                                                                                                           98,000
                                                                                              --------------------

REITS - Apartments (0.03%)
United Dominion Realty Trust Inc
6.50%, 6/15/2009                                           35,000                                          36,483
                                                                                              --------------------

REITS - Diversified (0.10%)
iStar Financial Inc
4.83%, 3/ 3/2008 (c)                                       75,000                                          74,926
5.15%, 3/ 1/2012                                           40,000                                          38,738
                                                                                              --------------------
                                                                                                          113,664
                                                                                              --------------------
REITS - Office Property (0.02%)
Brandywine Operating Partnership LP/PA
5.63%, 12/15/2010                                          25,000                                          25,019
                                                                                              --------------------

REITS - Regional Malls (0.01%)
Simon Property Group LP
4.60%, 6/15/2010                                           15,000                                          14,623
                                                                                              --------------------

Rental - Auto & Equipment (0.04%)
Hertz Corp
8.88%, 1/ 1/2014 (e)                                       40,000                                          40,750
                                                                                              --------------------

Retail - Auto Parts (0.02%)
PEP Boys-Manny Moe & Jack
7.50%, 12/15/2014                                          30,000                                          26,700
                                                                                              --------------------

Retail - Drug Store (0.05%)
Rite Aid Corp
12.50%, 9/15/2006                                          60,000                                          62,775
                                                                                              --------------------

Retail - Regional Department Store (0.05%)
JC Penney Corp Inc
8.13%, 4/ 1/2027                                           55,000                                          57,612
                                                                                              --------------------

Retail - Restaurants (0.07%)
Yum! Brands Inc
7.70%, 7/ 1/2012                                           75,000                                          82,870
                                                                                              --------------------

Savings & Loans - Thrifts (0.10%)
Washington Mutual Bank
5.50%, 1/15/2013                                           20,000                                          20,312
Washington Mutual Inc
4.45%, 1/15/2010 (c)                                      100,000                                         100,096
                                                                                              --------------------
                                                                                                          120,408
                                                                                              --------------------
Sovereign (0.14%)
Mexico Government International Bond
4.83%, 1/13/2009 (c)                                       60,000                                          60,840
8.30%, 8/15/2031                                           40,000                                          51,400
South Africa Government International Bond
6.50%, 6/ 2/2014                                           45,000                                          48,656
                                                                                              --------------------
                                                                                                          160,896
                                                                                              --------------------
Special Purpose Entity (0.23%)
Borden US Finance Corp/Nova Scotia Finance ULC
9.00%, 7/15/2014 (e)                                       45,000                                          44,550
MBIA Global Funding LLC
4.37%, 2/20/2007 (c)(e)                                   100,000                                          99,983

Pricoa Global Funding I
4.68%, 12/22/2006 (c)(e)                                  125,000                                         125,264
                                                                                              --------------------
                                                                                                          269,797
                                                                                              --------------------
Steel - Producers (0.09%)
Ispat Inland ULC
9.75%, 4/ 1/2014                                           95,000                                         107,588
                                                                                              --------------------

Telecommunication Services (0.14%)
Qwest Corp
7.88%, 9/ 1/2011                                           60,000                                          64,650
TELUS Corp
7.50%, 6/ 1/2007                                           45,000                                          46,469
Verizon Global Funding Corp
4.90%, 9/15/2015                                           40,000                                          38,720
5.85%, 9/15/2035                                           20,000                                          19,273
                                                                                              --------------------
                                                                                                          169,112
                                                                                              --------------------
Telephone - Integrated (0.63%)
AT&T Corp
9.05%, 11/15/2011 (c)                                      50,000                                          55,341
BellSouth Corp
4.75%, 11/15/2012                                          55,000                                          53,596
6.88%, 10/15/2031                                          25,000                                          27,443
British Telecommunications PLC
8.38%, 12/15/2010                                         125,000                                         142,295
France Telecom SA
7.75%, 3/ 1/2011 (c)                                       75,000                                          83,770
MCI Inc
6.91%, 5/ 1/2007 (c)                                       75,000                                          75,563
7.69%, 5/ 1/2009 (c)                                       40,000                                          41,300
Sprint Capital Corp
6.90%, 5/ 1/2019                                           40,000                                          44,056
Telecom Italia Capital SA
4.00%, 1/15/2010                                          135,000                                         128,580
4.73%, 2/ 1/2011 (c)                                       45,000                                          45,201
5.25%, 10/ 1/2015                                          35,000                                          33,995
Telefonos de Mexico SA de CV
4.50%, 11/19/2008                                          10,000                                           9,819
                                                                                              --------------------
                                                                                                          740,959
                                                                                              --------------------
Textile - Home Furnishings (0.04%)
Mohawk Industries Inc
6.50%, 4/15/2007                                           40,000                                          40,634
                                                                                              --------------------

Transport - Rail (0.02%)
Union Pacific Corp
4.70%, 1/ 2/2024                                           19,932                                          19,178
                                                                                              --------------------

Transport - Services (0.02%)
FedEx Corp
3.50%, 4/ 1/2009                                           25,000                                          23,937
                                                                                              --------------------

Vitamins & Nutrition Products (0.07%)
NBTY Inc
7.13%, 10/ 1/2015 (e)                                      70,000                                          66,675
WH Holdings Ltd/WH Capital Corp
9.50%, 4/ 1/2011                                            9,000                                           9,720
                                                                                              --------------------
                                                                                                           76,395
                                                                                              --------------------

Wire & Cable Products (0.04%)
Superior Essex Communications LLC/Essex Group Inc
9.00%, 4/15/2012                                           50,000                                          49,250
                                                                                              --------------------
TOTAL BONDS                                                                                  $         22,329,655
                                                                                              --------------------
U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS (17.72%)
Federal Home Loan Mortgage Corporation (FHLMC) (3.86%)
4.50%, 1/ 1/2021 (f)                                    1,175,000                                       1,143,054
5.50%, 1/ 1/2036 (f)                                      815,000                                         807,359
6.00%, 1/ 1/2036 (f)                                      360,000                                         363,488
6.50%, 7/ 1/2016                                          110,054                                         113,104
5.00%, 12/ 1/2017                                          96,796                                          95,993
5.00%, 3/ 1/2018                                           85,463                                          84,734
5.00%, 5/ 1/2018                                          666,727                                         661,150
5.50%, 12/ 1/2022                                         203,393                                         203,602
7.00%, 12/ 1/2027                                          67,448                                          70,371
6.00%, 1/ 1/2029                                           85,527                                          86,662
7.50%, 8/ 1/2030                                            6,966                                           7,312
8.00%, 12/ 1/2030                                          70,395                                          75,078
7.00%, 1/ 1/2031                                           15,995                                          16,663
7.50%, 1/ 1/2031                                           17,514                                          18,384
6.50%, 5/ 1/2031                                           25,536                                          26,222
6.50%, 6/ 1/2031                                           60,957                                          62,596
6.50%, 11/ 1/2031                                          26,578                                          27,292
5.50%, 3/ 1/2033                                          185,463                                         184,215
5.50%, 4/ 1/2033                                          150,430                                         149,417
5.50%, 10/ 1/2033                                         321,594                                         319,429
                                                                                              --------------------
                                                                                                        4,516,125
                                                                                              --------------------
Federal National Mortgage Association (FNMA) (5.27%)
5.00%, 1/ 1/2021 (f)                                      240,000                                         237,375
5.50%, 1/ 1/2021 (f)                                      310,000                                         311,841
5.00%, 1/ 1/2036 (f)                                    2,360,000                                       2,286,250
6.00%, 1/ 1/2036 (f)                                    1,050,000                                       1,059,515
6.50%, 5/ 1/2006                                           11,273                                          11,316
6.00%, 6/ 1/2006                                            1,550                                           1,556
6.50%, 3/ 1/2008                                           40,499                                          41,732
6.00%, 4/ 1/2008                                           43,860                                          44,873
6.00%, 3/ 1/2009                                              971                                             994
6.00%, 5/ 1/2009                                           67,107                                          68,656
6.00%, 11/ 1/2009                                          33,469                                          34,242
6.00%, 12/ 1/2009                                           4,649                                           4,756
6.00%, 5/ 1/2010                                           18,324                                          18,747
4.50%, 9/ 1/2010                                          134,287                                         131,597
7.00%, 8/ 1/2029                                            5,359                                           5,598
6.50%, 2/ 1/2032                                           61,896                                          63,625
5.50%, 1/ 1/2033                                          400,060                                         397,243
5.50%, 7/ 1/2033                                          637,553                                         632,877
5.50%, 9/ 1/2033                                          274,918                                         272,902
6.00%, 12/ 1/2033                                         180,904                                         182,793
6.00%, 2/ 1/2034                                           98,603                                          99,632
4.25%, 6/ 1/2034 (c)                                       52,476                                          51,604
4.38%, 7/ 1/2034 (c)                                       32,634                                          32,234
4.33%, 12/ 1/2034 (c)                                      82,854                                          81,726
4.63%, 3/ 1/2035 (c)                                       89,280                                          88,305
                                                                                              --------------------
                                                                                                        6,161,989
                                                                                              --------------------
Government National Mortgage Association (GNMA) (1.63%)
6.00%, 1/15/2029                                          310,351                                         318,217
7.00%, 5/15/2031                                           35,973                                          37,776
6.00%, 6/15/2032                                           20,990                                          21,517

5.50%, 9/15/2033                                        1,123,431                                       1,132,262
6.00%, 12/15/2033                                         107,838                                         110,542
6.00%, 9/20/2026                                           88,424                                          90,495
6.50%, 10/20/2031                                         128,290                                         133,167
7.00%, 2/20/2032                                           54,451                                          56,790
5.50%, 12/20/2033                                               -                                               -
                                                                                              --------------------
                                                                                                        1,900,766
                                                                                              --------------------
U.S. Treasury (6.02%)
3.63%, 7/15/2009                                          850,000                                         829,215
3.50%, 2/15/2010                                          750,000                                         725,450
5.00%, 2/15/2011                                          275,000                                         283,239
4.88%, 2/15/2012                                          575,000                                         590,341
4.25%, 8/15/2013                                          425,000                                         421,198
4.00%, 2/15/2014                                          225,000                                         218,900
4.75%, 5/15/2014                                          200,000                                         204,867
4.25%, 11/15/2014                                         600,000                                         593,015
7.25%, 5/15/2016                                          335,000                                         411,344
7.50%, 11/15/2016                                         325,000                                         408,231
8.13%, 8/15/2019                                          175,000                                         237,412
8.00%, 11/15/2021                                         400,000                                         551,078
7.13%, 2/15/2023                                          355,000                                         459,226
6.00%, 2/15/2026                                          125,000                                         147,402
6.25%, 5/15/2030                                          775,000                                         962,514
                                                                                              --------------------
                                                                                                        7,043,432
                                                                                              --------------------
U.S. Treasury Inflation-Indexed Obligations (0.94%)
3.88%, 1/15/2009                                          546,584                                         574,468
4.25%, 1/15/2010                                          266,398                                         288,792
2.00%, 1/15/2014                                          242,566                                         241,192
                                                                                              --------------------
                                                                                                        1,104,452
                                                                                              --------------------
TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS                                        $         20,726,764
                                                                                              --------------------
SHORT TERM INVESTMENTS (2.40%)
Commercial Paper (2.40%)
Investment in Joint Trading Account;
General Electric Capital
4.15%, 1/ 3/2006                                        2,809,732                                       2,809,732
                                                                                              --------------------
TOTAL SHORT TERM INVESTMENTS                                                                 $          2,809,732
                                                                                              --------------------
REPURCHASE AGREEMENTS (0.67%)
Morgan Stanley; 3.59%; dated 12/30/2005 maturing 1/3/06   781,343                                         781,000
(collateralized by U.S. Treasury Strips; $796,620;
8/15/2025-11/15/2026) (g)
                                                                                              --------------------

TOTAL REPURCHASE AGREEMENTS                                                                  $            781,000
                                                                                              --------------------
Total Investments                                                                            $        123,433,003
Liabilities in Excess of Other Assets, Net - (5.56)%                                                  (6,505,755)
                                                                                              --------------------
TOTAL NET ASSETS - 100.00%                                                                   $        116,927,248
                                                                                              ====================
                                                                                              --------------------

                                                                                              ====================

(a)  Non-Income Producing Security
(b)  Security or a portion of the security was on loan at the end of the period.
(c)  Variable Rate
(d) Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $656,444 or 0.56% of net assets.
(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $2,376,027 or 2.03% of net assets.
(f) Security was purchased in a "to-be-announced" ("TBA") transaction. See Notes to Financial Statements.
(g) Security was purchased with the cash proceeds from securities loans. Unrealized Appreciation (Depreciation) Unrealized Appreciation $ 12,655,577 Unrealized Depreciation (2,798,333) -------------------- Net Unrealized Appreciation (Depreciation) 9,857,244 Cost for federal income tax purposes 113,575,759

Portfolio Summary (unaudited)
-------------------------------------------------------------------------
Sector                                                           Percent
-------------------------------------------------------------------------
Financial                                                         21.69%
Consumer, Non-cyclical                                            14.96%
Mortgage Securities                                               14.42%
Government                                                         8.17%
Communications                                                     7.75%
Energy                                                             7.49%
Industrial                                                         7.46%
Consumer, Cyclical                                                 7.38%
Technology                                                         7.19%
Utilities                                                          3.36%
Asset Backed Securities                                            2.95%
Basic Materials                                                    2.53%
Diversified                                                        0.11%
Funds                                                              0.10%
Liabilities in Excess of Other Assets, Net                      (-5.56%)
                                                     --------------------
TOTAL NET ASSETS                                                 100.00%
                                                     ====================

Schedule of Investments
December 31, 2005
PVC - Bond Account
                                                            Principal
                                                             Amount                              Value
                                                            --------------------------------------------------
BONDS (59.97%)
Advertising Agencies (0.04%)
Interpublic Group of Cos Inc
6.25%, 11/15/2014                                          $  175,000                     $           150,500
                                                                                           -------------------

Advertising Services (0.06%)
Advanstar Communications Inc
10.75%, 8/15/2010                                             200,000                                 219,250
                                                                                           -------------------

Aerospace & Defense (0.13%)
Northrop Grumman Corp
7.00%, 3/ 1/2006                                              425,000                                 426,536
                                                                                           -------------------

Aerospace & Defense Equipment (0.08%)
Sequa Corp
8.88%, 4/ 1/2008                                              125,000                                 130,313
TransDigm Inc
8.38%, 7/15/2011                                              133,000                                 139,982
                                                                                           -------------------
                                                                                                      270,295
                                                                                           -------------------
Agricultural Operations (0.30%)
Bunge Ltd Finance Corp
4.38%, 12/15/2008                                             550,000                                 540,510
5.88%, 5/15/2013                                              180,000                                 185,371
5.10%, 7/15/2015                                              300,000                                 290,257
                                                                                           -------------------
                                                                                                    1,016,138
                                                                                           -------------------
Airlines (0.05%)
Northwest Airlines Corp
7.58%, 9/ 1/2020                                               53,852                                  54,216
Southwest Airlines Co
5.10%, 5/ 1/2006                                              129,245                                 129,479
                                                                                           -------------------
                                                                                                      183,695
                                                                                           -------------------
Apparel Manufacturers (0.04%)
Phillips-Van Heusen
7.75%, 11/15/2023                                             125,000                                 130,000
                                                                                           -------------------

Asset Backed Securities (3.56%)
AAA Trust
4.65%, 2/27/2035 (a)(b)                                       425,000                                 425,293
Ameriquest Mortgage Securities Inc
4.70%, 10/25/2034 (a)                                         370,890                                 371,075
4.68%, 3/25/2035 (a)                                          449,121                                 449,528
4.61%, 7/25/2035 (a)                                          475,000                                 475,224
Asset Backed Funding Certificates
4.56%, 6/25/2035 (a)                                        1,600,000                               1,599,989
Carrington Mortgage Loan Trust
4.64%, 1/25/2035 (a)                                          475,000                                 475,448
4.53%, 9/25/2035 (a)                                          752,349                                 752,408
Chase Funding Mortgage Loan Asset-Backed
4.67%, 9/25/2033 (a)                                          208,964                                 209,334
4.88%, 9/25/2033 (a)                                          490,000                                 490,528
Countrywide Asset-Backed Certificates
4.66%, 9/25/2033 (a)                                          528,906                                 529,527

Countrywide Asset-Backed Certificates (continued)
4.90%, 6/25/2035 (a)                                          720,000                                 722,668
GMAC Mortgage Corp Loan Trust
4.44%, 8/25/2035 (a)                                        1,250,000                               1,250,360
4.56%, 8/25/2035 (a)                                        1,000,000                                 998,434
Long Beach Mortgage Loan Trust
4.91%, 6/25/2034 (a)                                          170,000                                 170,368
Merrill Lynch Mortgage Investors Inc
4.94%, 1/25/2035 (a)                                          370,000                                 371,530
MSDWCC Heloc Trust
4.57%, 7/25/2017 (a)                                          499,547                                 499,617
Nomura Asset Acceptance Corp
4.61%, 6/25/2035 (a)                                          468,518                                 468,515
Residential Asset Securities Corp
3.28%, 8/25/2029                                              341,585                                 339,484
SACO I Inc
4.65%, 4/25/2035 (a)                                          580,608                                 580,651
Saxon Asset Securities Trust
4.60%, 3/25/2035 (a)                                          850,000                                 850,681
                                                                                           -------------------
                                                                                                   12,030,662
                                                                                           -------------------
Auto - Car & Light Trucks (0.77%)
DaimlerChrysler NA Holding Corp
7.25%, 1/18/2006                                              265,000                                 265,225
5.30%, 8/ 8/2006 (a)                                          775,000                                 778,342
4.70%, 3/ 7/2007 (a)                                          700,000                                 699,285
4.96%, 9/10/2007 (a)                                          300,000                                 300,623
4.75%, 1/15/2008                                              110,000                                 108,996
4.88%, 6/15/2010                                              455,000                                 444,256
                                                                                           -------------------
                                                                                                    2,596,727
                                                                                           -------------------
Auto - Medium & Heavy Duty Trucks (0.20%)
Navistar International Corp
9.38%, 6/ 1/2006                                              500,000                                 507,500
6.25%, 3/ 1/2012                                              175,000                                 156,625
                                                                                           -------------------
                                                                                                      664,125
                                                                                           -------------------
Auto/Truck Parts & Equipment - Original (0.14%)
Stanadyne Corp
10.00%, 8/15/2014                                             200,000                                 192,000
Tenneco Inc
8.63%, 11/15/2014                                             125,000                                 118,125
TRW Automotive Inc
9.38%, 2/15/2013                                              150,000                                 162,375
                                                                                           -------------------
                                                                                                      472,500
                                                                                           -------------------
Automobile Sequential (0.37%)
Capital Auto Receivables Asset Trust
3.92%, 11/16/2009                                             600,000                                 586,063
4.74%, 6/15/2010 (a)                                          275,000                                 276,437
WFS Financial Owner Trust
4.50%, 5/17/2013                                              410,000                                 403,545
                                                                                           -------------------
                                                                                                    1,266,045
                                                                                           -------------------
Beverages - Non-alcoholic (0.05%)
Cott Beverages USA Inc
8.00%, 12/15/2011                                             175,000                                 179,375
                                                                                           -------------------

Brewery (0.29%)
Cia Brasileira de Bebidas
10.50%, 12/15/2011                                            300,000                                 369,000
Coors Brewing Co
6.38%, 5/15/2012                                              130,000                                 137,759
FBG Finance Ltd
5.13%, 6/15/2015 (b)                                          475,000                                 462,134
                                                                                           -------------------
                                                                                                      968,893
                                                                                           -------------------
Broadcasting Services & Programming (0.03%)
Grupo Televisa SA
8.50%, 3/11/2032                                               90,000                                 108,833
                                                                                           -------------------

Building - Residential & Commercial (0.09%)
K Hovnanian Enterprises Inc
8.00%, 4/ 1/2012                                              200,000                                 206,573
KB Home
7.75%, 2/ 1/2010                                              100,000                                 104,473
                                                                                           -------------------
                                                                                                      311,046
                                                                                           -------------------
Building & Construction - Miscellaneous (0.03%)
Dycom Industries Inc
8.13%, 10/15/2015 (b)                                         100,000                                 100,000
                                                                                           -------------------

Building & Construction Products - Miscellaneous (0.35%)
CRH America Inc
6.40%, 10/15/2033                                             180,000                                 196,912
Interline Brands Inc
11.50%, 5/15/2011                                             150,000                                 167,250
Masco Corp
4.71%, 3/ 9/2007 (a)(b)                                       800,000                                 802,020
                                                                                           -------------------
                                                                                                    1,166,182
                                                                                           -------------------
Building Products - Air & Heating (0.04%)
York International Corp
6.63%, 8/15/2006                                              150,000                                 151,182
                                                                                           -------------------

Building Products - Wood (0.04%)
Ainsworth Lumber Co Ltd
7.25%, 10/ 1/2012                                             150,000                                 135,000
                                                                                           -------------------

Cable TV (0.71%)
Charter Communications Operating LLC/Charter
Communications Operating Capital
8.38%, 4/30/2014 (b)                                          150,000                                 149,250
Comcast Corp
5.50%, 3/15/2011                                              390,000                                 392,115
7.05%, 3/15/2033                                              150,000                                 161,938
COX Communications Inc
4.63%, 1/15/2010                                              365,000                                 353,339
6.75%, 3/15/2011                                              395,000                                 413,055
CSC Holdings Inc
7.25%, 7/15/2008                                              150,000                                 149,625
10.50%, 5/15/2016                                             300,000                                 318,000
Echostar DBS Corp
6.63%, 10/ 1/2014                                             320,000                                 306,800
Kabel Deutschland GmbH
10.63%, 7/ 1/2014 (b)                                         150,000                                 157,875
                                                                                           -------------------
                                                                                                    2,401,997
                                                                                           -------------------
Casino Hotels (0.30%)
Harrah's Operating Co Inc
5.50%, 7/ 1/2010                                              375,000                                 374,850
5.63%, 6/ 1/2015                                              195,000                                 191,572
5.75%, 10/ 1/2017                                             255,000                                 248,190

MGM Mirage
6.63%, 7/15/2015                                              200,000                                 199,500
                                                                                           -------------------
                                                                                                    1,014,112
                                                                                           -------------------
Cellular Telecommunications (1.04%)
America Movil SA de CV
4.84%, 4/27/2007 (a)                                          650,000                                 651,300
5.50%, 3/ 1/2014                                              520,000                                 513,552
5.75%, 1/15/2015                                               70,000                                  70,238
6.38%, 3/ 1/2035                                              100,000                                  98,630
Dobson Cellular Systems
9.00%, 11/ 1/2011 (a)                                         175,000                                 182,000
New Cingular Wireless Services Inc
8.13%, 5/ 1/2012                                              625,000                                 722,142
Nextel Communications Inc
5.95%, 3/15/2014                                              725,000                                 728,798
Verizon Wireless Capital LLC
5.38%, 12/15/2006                                             560,000                                 561,845
                                                                                           -------------------
                                                                                                    3,528,505
                                                                                           -------------------
Chemicals - Diversified (0.36%)
Chevron Phillips Chemical Co LLC
5.38%, 6/15/2007                                              240,000                                 240,788
7.00%, 3/15/2011                                              315,000                                 338,445
ICI Wilmington Inc
5.63%, 12/ 1/2013                                             295,000                                 293,634
Lyondell Chemical Co
9.50%, 12/15/2008                                             240,000                                 251,700
Westlake Chemical Corp
8.75%, 7/15/2011                                               99,000                                 105,930
                                                                                           -------------------
                                                                                                    1,230,497
                                                                                           -------------------
Chemicals - Specialty (0.06%)
Hercules Inc
6.75%, 10/15/2029                                             100,000                                  96,250
Rhodia SA
10.25%, 6/ 1/2010                                             100,000                                 109,500
                                                                                           -------------------
                                                                                                      205,750
                                                                                           -------------------
Coal (0.09%)
Alpha Natural Resources LLC/Alpha Natural
Resources Capital Corp
10.00%, 6/ 1/2012                                             175,000                                 189,218
Massey Energy Co
6.88%, 12/15/2013 (b)                                         125,000                                 126,094
                                                                                           -------------------
                                                                                                      315,312
                                                                                           -------------------
Coatings & Paint (0.09%)
Resolution Performance Products LLC/RPP Capital Corp
9.50%, 4/15/2010                                              150,000                                 151,875
Valspar Corp
6.00%, 5/ 1/2007                                              155,000                                 156,394
                                                                                           -------------------
                                                                                                      308,269
                                                                                           -------------------
Commercial Banks (0.73%)
KeyBank NA
4.41%, 11/ 3/2009 (a)                                       1,000,000                               1,001,346
Synovus Financial Corp
5.13%, 6/15/2017                                              270,000                                 265,976
Union Planters Bank NA
5.13%, 6/15/2007                                              335,000                                 335,884
United Overseas Bank Ltd
4.50%, 7/ 2/2013 (b)                                          170,000                                 161,619

VTB Capital SA for Vneshtorgbank
5.25%, 9/21/2007 (a)(b)                                       270,000                                 270,270
Wachovia Bank NA
4.88%, 2/ 1/2015                                              430,000                                 419,343
                                                                                           -------------------
                                                                                                    2,454,438
                                                                                           -------------------
Commercial Services (0.21%)
Iron Mountain Inc
8.25%, 7/ 1/2011                                              415,000                                 421,225
6.63%, 1/ 1/2016                                              100,000                                  93,000
Quintiles Transnational Corp
10.00%, 10/ 1/2013                                            175,000                                 195,125
                                                                                           -------------------
                                                                                                      709,350
                                                                                           -------------------
Computer Services (0.08%)
Affiliated Computer Services Inc
5.20%, 6/ 1/2015                                              150,000                                 127,275
Sungard Data Systems Inc
8.52%, 8/15/2013 (a)(b)                                       140,000                                 144,900
                                                                                           -------------------
                                                                                                      272,175
                                                                                           -------------------
Computers - Integrated Systems (0.02%)
NCR Corp
7.13%, 6/15/2009                                               75,000                                  78,453
                                                                                           -------------------

Containers - Metal & Glass (0.20%)
Crown Americas LLC and Crown Americas Capital Corp
7.63%, 11/15/2013 (b)                                          75,000                                  77,813
Owens Brockway Glass Container Inc
8.88%, 2/15/2009                                              375,000                                 391,406
8.75%, 11/15/2012                                             200,000                                 215,000
                                                                                           -------------------
                                                                                                      684,219
                                                                                           -------------------
Containers - Paper & Plastic (0.12%)
Intertape Polymer US Inc
8.50%, 8/ 1/2014                                              175,000                                 172,731
Plastipak Holdings Inc
8.50%, 12/15/2015 (b)                                         100,000                                 101,000
Stone Container Finance
7.38%, 7/15/2014                                              150,000                                 136,500
                                                                                           -------------------
                                                                                                      410,231
                                                                                           -------------------
Credit Card Asset Backed Securities (2.54%)
American Express Credit Account Master
4.62%, 9/15/2011 (a)                                          240,000                                 240,860
Bank One Issuance Trust
4.69%, 3/15/2012 (a)                                        1,000,000                               1,005,112
Capital One Multi-Asset Execution Trust
4.59%, 12/15/2009 (a)                                         675,000                                 675,782
Chase Credit Card Master Trust
4.57%, 5/15/2009 (a)                                          900,000                                 899,940
4.70%, 1/17/2011 (a)                                        1,125,000                               1,130,210
4.72%, 2/15/2011 (a)                                        1,000,000                               1,006,690
Citibank Credit Card Issuance Trust
4.85%, 6/25/2009 (a)                                        1,000,000                               1,002,915
Citibank Credit Card Master Trust I
4.77%, 3/10/2011 (a)                                          575,000                                 577,748
First USA Credit Card Master Trust
4.50%, 4/18/2011 (a)                                        1,250,000                               1,257,681
Providian Master Note Trust
5.10%, 11/15/2012 (b)                                         800,000                                 801,892
                                                                                           -------------------
                                                                                                    8,598,830
                                                                                           -------------------

Cruise Lines (0.10%)
Royal Caribbean Cruises Ltd
7.00%, 10/15/2007                                             330,000                                 338,069
                                                                                           -------------------

Data Processing & Management (0.05%)
Certegy Inc
4.75%, 9/15/2008                                              155,000                                 154,951
                                                                                           -------------------

Dental Supplies & Equipment (0.04%)
Sybron Dental Specialties Inc
8.13%, 6/15/2012                                              125,000                                 131,250
                                                                                           -------------------

Dialysis Centers (0.04%)
DaVita Inc
7.25%, 3/15/2015                                              125,000                                 126,562
                                                                                           -------------------

Diversified Financial Services (0.11%)
General Electric Capital Corp
6.75%, 3/15/2032                                              325,000                                 381,502
                                                                                           -------------------

Diversified Manufacturing Operations (0.42%)
Invensys PLC
9.88%, 3/15/2011 (b)                                          125,000                                 123,750
JB Poindexter & Co Inc
8.75%, 3/15/2014                                              200,000                                 169,000
Tyco International Group SA
6.38%, 2/15/2006                                              335,000                                 335,547
6.38%, 10/15/2011                                             750,000                                 778,946
                                                                                           -------------------
                                                                                                    1,407,243
                                                                                           -------------------
Diversified Minerals (0.07%)
Vale Overseas Ltd
9.00%, 8/15/2013                                              210,000                                 246,487
                                                                                           -------------------

Diversified Operations (0.10%)
Noble Group Ltd
6.63%, 3/17/2015 (b)                                          385,000                                 354,541
                                                                                           -------------------

Diversified Operations & Commercial Services (0.05%)
Chemed Corp
8.75%, 2/24/2011                                              150,000                                 160,875
                                                                                           -------------------

Electric - Distribution (0.09%)
Detroit Edison Co
5.70%, 10/ 1/2037                                             320,000                                 315,075
                                                                                           -------------------

Electric - Generation (0.13%)
CE Casecnan Water & Energy
11.95%, 11/15/2010                                            124,500                                 134,460
Korea East-West Power Co Ltd
4.88%, 4/21/2011 (b)                                          105,000                                 103,354
Tenaska Virginia Partners LP
6.12%, 3/30/2024 (b)                                          184,934                                 191,758
                                                                                           -------------------
                                                                                                      429,572
                                                                                           -------------------
Electric - Integrated (3.47%)
AmerenUE
5.40%, 2/ 1/2016                                              320,000                                 322,558

Appalachian Power Co
4.85%, 6/29/2007 (a)                                          550,000                                 551,727
Arizona Public Service Co
6.50%, 3/ 1/2012                                              215,000                                 229,590
5.80%, 6/30/2014                                              195,000                                 200,975
Carolina Power & Light Co
5.25%, 12/15/2015                                             245,000                                 244,691
Centerpoint Energy Inc
5.88%, 6/ 1/2008                                              200,000                                 202,703
Cincinnati Gas & Electric
5.40%, 6/15/2033                                              125,000                                 116,134
Consumers Energy Co
4.25%, 4/15/2008                                               80,000                                  78,353
Dayton Power & Light Co/The
5.12%, 10/ 1/2013 (a)                                         250,000                                 248,860
Dominion Resources Inc/VA
4.64%, 5/15/2006 (a)                                          650,000                                 650,574
4.82%, 9/28/2007 (a)                                          325,000                                 325,144
Duquesne Light Holdings Inc
5.50%, 8/15/2015                                              375,000                                 368,234
Entergy Gulf States Inc
3.60%, 6/ 1/2008                                              200,000                                 192,324
5.21%, 12/ 8/2008 (a)(b)                                      280,000                                 279,939
Exelon Corp
4.45%, 6/15/2010                                              150,000                                 145,080
6.75%, 5/ 1/2011                                              200,000                                 212,924
FirstEnergy Corp
6.45%, 11/15/2011                                             375,000                                 397,499
Florida Power & Light Co
5.40%, 9/ 1/2035                                              315,000                                 307,425
Florida Power Corp
4.80%, 3/ 1/2013                                               75,000                                  73,458
FPL Group Capital Inc
3.25%, 4/11/2006                                              190,000                                 189,252
Georgia Power Co
4.53%, 2/17/2009 (a)                                        1,050,000                               1,052,348
Indianapolis Power & Light
7.38%, 8/ 1/2007                                              245,000                                 252,521
Inergy LP/Inergy Finance Corp
6.88%, 12/15/2014                                             150,000                                 136,500
Jersey Central Power & Light
5.63%, 5/ 1/2016                                              100,000                                 102,983
Midamerican Energy Holdings Co
4.63%, 10/ 1/2007                                             225,000                                 223,374
3.50%, 5/15/2008                                              150,000                                 144,727
Nisource Finance Corp
3.20%, 11/ 1/2006                                             185,000                                 182,325
Northeast Utilities
3.30%, 6/ 1/2008                                              160,000                                 153,318
Northern States Power-Minnesota
5.25%, 7/15/2035                                              200,000                                 192,286
Ohio Power Co
4.85%, 1/15/2014                                              210,000                                 203,936
Pepco Holdings Inc
3.75%, 2/15/2006                                              625,000                                 624,219
Power Contract Financing LLC
5.20%, 2/ 1/2006 (b)                                           44,717                                  44,727
PPL Energy Supply LLC
5.40%, 8/15/2014                                              255,000                                 253,322

PSEG Power LLC
6.95%, 6/ 1/2012                                              425,000                                 460,580
PSI Energy Inc
6.12%, 10/15/2035                                             290,000                                 296,562
Puget Energy Inc
3.36%, 6/ 1/2008                                              200,000                                 192,445
Southern California Edison Co
5.00%, 1/15/2014                                              100,000                                  99,372
5.00%, 1/15/2016                                              305,000                                 301,540
5.35%, 7/15/2035                                              210,000                                 203,162
TXU Electric Delivery Co
6.38%, 5/ 1/2012                                            1,050,000                               1,107,221
TXU Energy Co LLC
6.13%, 3/15/2008                                              150,000                                 152,465
                                                                                           -------------------
                                                                                                   11,717,377
                                                                                           -------------------
Electronic Components - Miscellaneous (0.09%)
Celestica Inc
7.88%, 7/ 1/2011                                              150,000                                 151,125
Communications & Power Industries Inc
8.00%, 2/ 1/2012                                              150,000                                 149,625
                                                                                           -------------------
                                                                                                      300,750
                                                                                           -------------------
Electronic Connectors (0.10%)
Thomas & Betts Corp
6.63%, 5/ 7/2008                                              330,000                                 338,502
                                                                                           -------------------

Electronics - Military (0.04%)
L-3 Communications Corp
5.88%, 1/15/2015                                              125,000                                 121,250
                                                                                           -------------------

Engines - Internal Combustion (0.16%)
Cummins Inc
9.50%, 12/ 1/2010                                             500,000                                 540,000
                                                                                           -------------------

Export & Import Bank (0.05%)
Export-Import Bank Of Korea
4.50%, 8/12/2009                                              180,000                                 176,785
                                                                                           -------------------

Finance - Auto Loans (0.45%)
Ford Motor Credit Co
6.13%, 1/ 9/2006                                              265,000                                 264,861
6.88%, 2/ 1/2006                                              450,000                                 449,032
6.50%, 1/25/2007                                              395,000                                 382,151
General Motors Acceptance Corp
6.88%, 9/15/2011                                              125,000                                 113,993
Nissan Motor Acceptance Corp
4.63%, 3/ 8/2010 (b)                                          330,000                                 322,455
                                                                                           -------------------
                                                                                                    1,532,492
                                                                                           -------------------
Finance - Commercial (0.47%)
Caterpillar Financial Services Corp
4.23%, 7/27/2007 (a)                                          750,000                                 750,364
5.05%, 12/ 1/2010                                             325,000                                 325,687
CIT Group Inc
4.54%, 2/15/2007 (a)                                          525,000                                 526,032
                                                                                           -------------------
                                                                                                    1,602,083
                                                                                           -------------------
Finance - Consumer Loans (0.85%)
HSBC Finance Capital Trust IX
5.91%, 11/30/2035                                             160,000                                 161,361

HSBC Finance Corp
4.13%, 12/15/2008                                             300,000                                 292,937
4.13%, 11/16/2009                                             475,000                                 458,607
4.62%, 11/16/2009 (a)                                         925,000                                 927,179
7.00%, 5/15/2012                                              150,000                                 164,081
4.75%, 7/15/2013                                              230,000                                 222,222
SLM Corp
4.34%, 7/27/2009 (a)                                          650,000                                 649,285
                                                                                           -------------------
                                                                                                    2,875,672
                                                                                           -------------------
Finance - Credit Card (0.59%)
Capital One Bank
6.88%, 2/ 1/2006                                              835,000                                 836,348
5.00%, 6/15/2009                                              555,000                                 552,629
Capital One Financial Corp
4.80%, 2/21/2012                                              100,000                                  97,021
MBNA Corp
4.72%, 5/ 5/2008 (a)                                          500,000                                 503,629
                                                                                           -------------------
                                                                                                    1,989,627
                                                                                           -------------------
Finance - Investment Banker & Broker (3.60%)
Bear Stearns Cos Inc/The
3.00%, 3/30/2006                                              375,000                                 373,542
4.54%, 1/30/2009 (a)                                          675,000                                 678,249
5.30%, 10/30/2015                                             140,000                                 139,689
Citigroup Inc
4.52%, 5/18/2010 (a)                                          850,000                                 850,905
5.30%, 1/ 7/2016                                              320,000                                 322,620
6.63%, 6/15/2032                                              175,000                                 197,748
Credit Suisse First Boston USA Inc
4.39%, 1/15/2010 (a)                                          550,000                                 551,534
E*Trade Financial Corp
7.38%, 9/15/2013 (b)                                          150,000                                 151,875
Goldman Sachs Group Inc
3.88%, 1/15/2009                                              340,000                                 330,057
4.52%, 7/23/2009 (a)                                          500,000                                 502,635
4.62%, 3/ 2/2010 (a)                                          500,000                                 500,013
6.60%, 1/15/2012                                              420,000                                 451,159
5.15%, 1/15/2014                                              175,000                                 173,848
5.13%, 1/15/2015                                              640,000                                 632,762
JPMorgan Chase & Co
4.75%, 3/ 1/2015                                              550,000                                 531,662
5.25%, 5/ 1/2015                                              865,000                                 860,318
Lehman Brothers Holdings E-Capital Trust I
5.15%, 8/19/2065 (a)(b)                                        75,000                                  75,187
Lehman Brothers Holdings Inc
4.56%, 11/10/2009 (a)                                         550,000                                 552,275
5.00%, 1/14/2011                                              400,000                                 399,170
Merrill Lynch & Co Inc
4.54%, 2/ 6/2009 (a)                                          925,000                                 927,598
4.51%, 2/ 5/2010 (a)                                          400,000                                 400,314
5.45%, 7/15/2014                                              115,000                                 116,879
Morgan Stanley
4.43%, 1/15/2010 (a)                                        1,325,000                               1,328,187
6.75%, 4/15/2011                                              240,000                                 258,367
5.30%, 3/ 1/2013                                              190,000                                 190,381
4.75%, 4/ 1/2014                                              695,000                                 666,552
                                                                                           -------------------
                                                                                                   12,163,526
                                                                                           -------------------

Finance - Leasing Company (0.16%)
International Lease Finance Corp
4.55%, 1/15/2010 (a)                                          550,000                                 552,122
                                                                                           -------------------

Finance - Mortgage Loan/Banker (4.77%)
Countrywide Financial Corp
4.77%, 12/19/2008 (a)                                         335,000                                 334,907
Countrywide Home Loans Inc
4.90%, 6/ 2/2006 (a)                                          575,000                                 575,928
4.25%, 12/19/2007                                             120,000                                 118,329
Fannie Mae
2.30%, 3/28/2006                                              200,000                                 198,913
3.70%, 11/ 1/2007                                             920,000                                 903,287
2.88%, 5/19/2008                                              425,000                                 407,430
4.75%, 2/21/2013                                              650,000                                 642,134
4.68%, 2/25/2018 (a)                                          564,804                                 566,351
4.63%, 11/25/2022 (a)                                         514,611                                 516,186
4.58%, 1/25/2023 (a)                                          746,979                                 748,063
6.25%, 5/15/2029                                              550,000                                 647,894
7.25%, 5/15/2030                                              960,000                               1,270,476
4.68%, 2/25/2032 (a)                                          935,017                                 938,295
4.63%, 3/25/2035 (a)                                          662,247                                 663,040
Fannie Mae Whole Loan
4.58%, 5/25/2035 (a)                                          891,861                                 891,721
Freddie Mac
2.65%, 5/30/2008                                            1,000,000                                 952,705
4.75%, 5/ 6/2013                                              625,000                                 603,386
4.63%, 5/28/2013                                              325,000                                 311,552
4.50%, 7/15/2013                                            1,400,000                               1,374,155
4.82%, 6/15/2023 (a)                                          594,210                                 599,475
6.75%, 3/15/2031                                            1,786,000                               2,238,678
Residential Capital Corp
5.90%, 6/29/2007 (a)                                          500,000                                 501,236
Thornburg Mortgage Inc
8.00%, 5/15/2013                                              125,000                                 123,125
                                                                                           -------------------
                                                                                                   16,127,266
                                                                                           -------------------
Finance - Other Services (0.20%)
American Real Estate Partners LP/
American Real Estate Finance Corp
7.13%, 2/15/2013 (b)                                          100,000                                 100,000
Athena Neurosciences Finance LLC
7.25%, 2/21/2008                                              125,000                                 122,031
PCCW HKT Capital Ltd
5.25%, 7/20/2015 (b)                                          460,000                                 440,801
                                                                                           -------------------
                                                                                                      662,832
                                                                                           -------------------
Food - Miscellaneous/Diversified (0.30%)
Corn Products International Inc
8.45%, 8/15/2009                                              290,000                                 319,615
HJ Heinz Co
6.43%, 12/ 1/2008 (a)(b)                                      325,000                                 333,863
Kraft Foods Inc
4.63%, 11/ 1/2006                                             350,000                                 348,900
                                                                                           -------------------
                                                                                                    1,002,378
                                                                                           -------------------
Food - Retail (0.21%)
                              Delhaize America Inc
7.38%, 4/15/2006                                              425,000                                 427,219
Safeway Inc
5.80%, 8/15/2012                                              290,000                                 291,478
                                                                                           -------------------
                                                                                                      718,697
                                                                                           -------------------

Funeral Services & Related Items (0.04%)
Service Corp International/US
7.50%, 6/15/2017 (a)(b)                                       125,000                                 124,062
                                                                                           -------------------

Gas - Distribution (0.11%)
Colorado Interstate Gas Co
6.80%, 11/15/2015 (b)                                         110,000                                 112,395
Sempra Energy
4.75%, 5/15/2009                                              250,000                                 246,503
                                                                                           -------------------
                                                                                                      358,898
                                                                                           -------------------
Home Decoration Products (0.06%)
Newell Rubbermaid Inc
4.63%, 12/15/2009                                              90,000                                  88,006
4.00%, 5/ 1/2010                                              115,000                                 108,817
                                                                                           -------------------
                                                                                                      196,823
                                                                                           -------------------
Home Equity - Other (3.63%)
ACE Securities Corp
4.61%, 3/25/2035 (a)                                          300,000                                 300,316
4.49%, 7/25/2035 (a)                                          700,982                                 700,978
Asset Backed Funding Certificates
4.64%, 2/25/2035 (a)                                          549,625                                 549,806
Bear Stearns Asset Backed Securities Inc
4.98%, 3/25/2034 (a)                                          635,000                                 634,993
4.62%, 2/25/2035 (a)                                          850,000                                 850,546
Countrywide Asset-Backed Certificates
4.70%, 8/25/2032 (a)                                          173,616                                 173,786
First-Citizens Home Equity Loan LLC
4.58%, 9/15/2022 (a)(b)                                       615,434                                 617,128
Merrill Lynch Mortgage Investors Inc
4.58%, 2/25/2036 (a)                                          700,000                                 700,246
Morgan Stanley ABS Capital I
4.60%, 12/25/2034 (a)                                         653,984                                 654,643
4.48%, 7/25/2035 (a)                                          481,702                                 481,740
New Century Home Equity Loan Trust
4.67%, 3/25/2035 (a)                                          688,867                                 689,437
4.65%, 7/25/2035 (a)                                          360,000                                 360,468
Option One Mortgage Loan Trust
4.91%, 5/25/2034 (a)                                          485,000                                 486,462
5.43%, 5/25/2034 (a)                                          485,000                                 484,995
4.68%, 11/25/2034 (a)                                         133,036                                 133,181
4.62%, 2/25/2035 (a)                                          772,792                                 773,593
Residential Asset Securities Corp
4.97%, 12/25/2033 (a)                                         750,000                                 753,472
5.53%, 3/25/2035 (a)                                          250,000                                 247,159
4.58%, 5/25/2035 (a)                                          850,000                                 850,162
Saxon Asset Securities Trust
5.51%, 3/25/2035 (a)                                          810,000                                 815,548
Structured Asset Securities Corp
4.60%, 3/25/2035 (a)                                        1,000,000                               1,000,432
                                                                                           -------------------
                                                                                                   12,259,091
                                                                                           -------------------
Hotels & Motels (0.11%)
HMH Properties Inc
7.88%, 8/ 1/2008                                              358,000                                 362,027
                                                                                           -------------------

Independent Power Producer (0.04%)
Reliant Energy Inc
6.75%, 12/15/2014                                             150,000                                 130,875
                                                                                           -------------------

Industrial Automation & Robots (0.07%)
UNOVA Inc
7.00%, 3/15/2008                                              250,000                                 250,000
                                                                                           -------------------

Insurance Brokers (0.11%)
Marsh & McLennan Cos Inc
4.27%, 7/13/2007 (a)                                          375,000                                 373,789
                                                                                           -------------------

Investment Companies (0.17%)
Canadian Oil Sands Ltd
4.80%, 8/10/2009 (b)                                          600,000                                 590,704
                                                                                           -------------------

Investment Management & Advisory Services (0.12%)
Ameriprise Financial Inc
5.35%, 11/15/2010                                             400,000                                 402,741
                                                                                           -------------------

Life & Health Insurance (0.38%)
Hartford Life Global Funding Trusts
4.66%, 9/15/2009 (a)                                          950,000                                 951,895
UnumProvident Finance Co Plc
6.85%, 11/15/2015 (b)                                         320,000                                 333,321
                                                                                           -------------------
                                                                                                    1,285,216
                                                                                           -------------------
Machinery - Construction & Mining (0.06%)
Terex Corp
9.25%, 7/15/2011                                              200,000                                 213,500
                                                                                           -------------------

Machinery - Farm (0.04%)
Case New Holland Inc
9.25%, 8/ 1/2011                                              125,000                                 133,750
                                                                                           -------------------

Machinery Tools & Related Products (0.14%)
Kennametal Inc
7.20%, 6/15/2012                                              425,000                                 461,364
                                                                                           -------------------

Medical  - Outpatient & Home Medical Care (0.05%)
Select Medical Corp
7.63%, 2/ 1/2015                                              170,000                                 163,625
                                                                                           -------------------

Medical - Drugs (0.06%)
Schering-Plough Corp
5.55%, 12/ 1/2013 (a)                                         215,000                                 219,034
                                                                                           -------------------

Medical - Generic Drugs (0.06%)
Alpharma Inc
8.63%, 5/ 1/2011                                              200,000                                 217,250
                                                                                           -------------------

Medical - HMO (0.33%)
Coventry Health Care Inc
5.88%, 1/15/2012                                              605,000                                 611,050
Pacificare Health Systems
10.75%, 6/ 1/2009                                             475,000                                 508,844
                                                                                           -------------------
                                                                                                    1,119,894
                                                                                           -------------------
Medical - Hospitals (0.33%)
HCA Inc
7.13%, 6/ 1/2006                                              250,000                                 252,050
5.25%, 11/ 6/2008                                             245,000                                 241,772
6.95%, 5/ 1/2012                                              300,000                                 311,173

HCA Inc (continued)
6.30%, 10/ 1/2012                                             100,000                                 100,499
United Surgical Partners International
10.00%, 12/15/2011                                            200,000                                 215,500
                                                                                           -------------------
                                                                                                    1,120,994
                                                                                           -------------------
Medical - Wholesale Drug Distribution (0.09%)
AmerisourceBergen Corp
5.63%, 9/15/2012 (b)                                          320,000                                 320,000
                                                                                           -------------------

Medical Information Systems (0.05%)
NDCHealth Corp
10.50%, 12/ 1/2012                                            150,000                                 171,375
                                                                                           -------------------

Medical Instruments (0.13%)
Medtronic Inc
4.75%, 9/15/2015 (b)                                          445,000                                 432,509
                                                                                           -------------------

Medical Laboratory & Testing Service (0.09%)
Quest Diagnostics Inc
5.45%, 11/ 1/2015 (b)                                         290,000                                 292,169
                                                                                           -------------------

Metal - Diversified (0.13%)
Earle M Jorgensen Co
9.75%, 6/ 1/2012                                              125,000                                 133,750
Falconbridge Ltd
5.38%, 6/ 1/2015                                              135,000                                 130,158
Freeport-McMoRan Copper & Gold Inc
6.88%, 2/ 1/2014                                              175,000                                 176,750
                                                                                           -------------------
                                                                                                      440,658
                                                                                           -------------------
Miscellaneous Manufacturers (0.05%)
Samsonite Corp
8.88%, 6/ 1/2011                                              150,000                                 155,250
                                                                                           -------------------

Mortgage Backed Securities (11.14%)
Adjustable Rate Mortgage Trust
5.13%, 11/25/2035                                             400,000                                 395,604
Banc of America Commercial Mortgage Inc
0.14%, 11/10/2038 (a)(b)                                    3,915,618                                  73,802
4.67%, 7/10/2043                                              775,000                                 746,844
4.86%, 7/10/2043                                              775,000                                 757,419
Bear Stearns Adjustable Rate Mortgage Trust
3.51%, 6/25/2034 (a)                                          295,000                                 284,826
Bear Stearns Commercial Mortgage Securities Inc
4.69%, 6/15/2017 (a)(b)                                     1,000,000                               1,000,645
0.58%, 5/11/2039 (a)(b)                                     2,894,421                                  65,223
Bella Vista Mortgage Trust
4.62%, 5/20/2045 (a)                                          751,840                                 752,673
Chase Commercial Mortgage Securities Corp
7.03%, 1/15/2032                                              121,617                                 123,468
7.63%, 7/15/2032                                              900,000                                 991,547
Countrywide Alternative Loan Trust
5.00%, 10/25/2018                                             485,353                                 476,912
4.63%, 5/25/2034 (a)                                          575,000                                 574,189
4.64%, 7/20/2035 (a)(c)                                       792,804                                 797,264
Countrywide Home Loan Mortgage Pass Through
4.59%, 12/19/2033 (a)                                       1,100,000                               1,057,100
CS First Boston Mortgage Securities Corp
1.43%, 3/15/2036 (a)(b)                                     3,755,018                                 139,368

CS First Boston Mortgage Securities Corp (continued)
0.52%, 5/15/2036 (a)(b)                                     5,077,135                                  84,529
0.64%, 7/15/2036 (a)(b)                                     5,076,799                                 132,215
0.07%, 11/15/2037 (a)(b)                                    7,681,560                                 162,142
7.64%, 9/15/2041 (a)                                          160,000                                 173,632
DLJ Commercial Mortgage Corp
7.34%, 10/10/2032                                             180,000                                 193,292
First Union National Bank Commercial Mortgage
8.09%, 5/17/2032                                              275,000                                 304,494
Ge Capital Commercial Mortgage Corp
0.64%, 3/10/2040 (a)(b)                                     8,806,158                                 209,904
4.98%, 5/10/2043 (a)                                        1,580,000                               1,557,995
5.33%, 11/10/2045                                           2,500,000                               2,530,415
GMAC Commercial Mortgage Securities Inc
0.89%, 3/10/2038 (a)(b)                                     4,363,180                                 143,784
Greenpoint Mortgage Funding Trust
4.65%, 6/25/2045 (a)                                          696,477                                 695,071
4.68%, 6/25/2045 (a)                                          728,124                                 726,720
Greenwich Capital Commercial Funding Co
0.36%, 6/10/2036 (a)(b)                                     33,569,387                                467,588
HSI Asset Securitization Corp Trust
4.56%, 8/25/2035 (a)                                        1,000,000                                 999,993
Impac CMB Trust
4.85%, 10/25/2033 (a)                                         398,415                                 398,546
4.88%, 10/25/2033 (a)                                         399,710                                 399,886
4.76%, 1/25/2035 (a)                                          637,680                                 638,722
4.69%, 4/25/2035 (a)                                          489,578                                 489,478
4.81%, 4/25/2035 (a)                                          436,433                                 436,833
4.68%, 8/25/2035 (a)                                          689,667                                 689,169
Indymac Index Mortgage Loan Trust
4.61%, 4/25/2035 (a)                                          500,116                                 499,238
4.71%, 4/25/2035 (a)                                          486,372                                 485,872
JP Morgan Chase Commercial Mortgage Securities
1.16%, 1/12/2039 (a)(b)                                     4,271,879                                 176,403
0.04%, 1/15/2042 (a)(b)                                     7,915,956                                 143,786
JP Morgan Mortgage Trust
4.97%, 11/25/2035 (a)                                       1,100,000                               1,080,044
LB-UBS Commercial Mortgage Trust
0.62%, 3/15/2034 (a)(b)                                     2,875,555                                  44,177
0.19%, 3/15/2036 (a)(b)                                     2,839,117                                  82,269
1.20%, 3/15/2036 (a)(b)                                     2,622,308                                 103,686
0.72%, 8/15/2036 (a)(b)                                     3,953,828                                 105,856
Merrill Lynch Mortgage Trust
0.54%, 2/12/2042 (a)                                        21,024,804                                395,792
Morgan Stanley Capital I
7.11%, 4/15/2033                                              110,000                                 116,972
1.05%, 1/13/2041 (a)(b)                                     2,792,118                                 118,710
4.60%, 5/24/2043 (a)(b)(c)                                  1,200,000                               1,200,000
Morgan Stanley Dean Witter Capital I
5.33%, 12/18/2032                                             179,098                                 179,057
0.76%, 4/15/2034 (a)(b)                                     2,908,626                                  68,920
Nomura Asset Acceptance Corp
4.73%, 2/25/2035 (a)                                          769,881                                 771,284
Sequoia Mortgage Trust
4.60%, 2/20/2035 (a)                                          640,926                                 640,724
Specialty Underwriting & Residential Finance
4.89%, 2/25/2035 (a)                                          460,000                                 461,208
4.61%, 12/25/2035 (a)                                         850,000                                 850,292
4.61%, 3/25/2036 (a)                                          700,000                                 700,607

Structured Adjustable Rate Mortgage Loan Trust
4.70%, 7/25/2034 (a)                                        1,200,000                               1,178,956
4.63%, 3/25/2035 (a)                                          700,000                                 699,825
Wachovia Bank Commercial Mortgage Trust
0.13%, 11/15/2035 (b)                                       15,892,029                                191,467
0.47%, 10/15/2041 (a)(b)                                    18,448,924                                370,270
0.30%, 3/15/2042 (a)(b)                                     29,589,160                                416,675
4.94%, 4/15/2042                                            1,300,000                               1,277,112
Washington Mutual Inc
3.97%, 3/25/2033                                              461,995                                 452,291
3.80%, 6/25/2034 (a)                                          505,000                                 485,217
4.68%, 5/25/2035 (a)(c)                                       260,000                                 254,793
4.67%, 7/25/2044 (a)                                          551,977                                 553,137
4.69%, 1/25/2045 (a)                                          665,163                                 665,416
4.91%, 1/25/2045 (a)                                          649,273                                 654,900
4.61%, 4/25/2045 (a)                                          382,306                                 381,036
4.65%, 4/25/2045 (a)                                          382,306                                 381,420
4.67%, 7/25/2045 (a)                                          926,565                                 924,623
4.63%, 11/25/2045 (a)                                         885,366                                 885,620
                                                                                           -------------------
                                                                                                   37,668,947
                                                                                           -------------------
Multi-line Insurance (0.67%)
ACE Ltd
6.00%, 4/ 1/2007                                              200,000                                 202,128
CNA Financial Corp
5.85%, 12/15/2014                                             425,000                                 428,033
ING Groep NV
5.78%, 12/ 8/2015                                             325,000                                 329,388
Metlife Inc
5.25%, 12/ 1/2006                                             700,000                                 701,111
XL Capital Ltd
5.25%, 9/15/2014                                              620,000                                 605,170
                                                                                           -------------------
                                                                                                    2,265,830
                                                                                           -------------------
Multimedia (0.57%)
News America Inc
6.63%, 1/ 9/2008                                              255,000                                 262,983
4.75%, 3/15/2010                                               95,000                                  93,567
5.30%, 12/15/2014                                             240,000                                 238,202
6.20%, 12/15/2034                                             225,000                                 223,493
Time Warner Entertainment Co LP
8.38%, 3/15/2023                                              570,000                                 659,099
Time Warner Inc
7.63%, 4/15/2031                                              225,000                                 250,571
Walt Disney Co
5.38%, 6/ 1/2007                                              200,000                                 201,262
                                                                                           -------------------
                                                                                                    1,929,177
                                                                                           -------------------
Music (0.04%)
Warner Music Group
7.38%, 4/15/2014                                              125,000                                 124,063
                                                                                           -------------------

Mutual Insurance (0.05%)
Liberty Mutual Group Inc
7.00%, 3/15/2034 (b)                                          160,000                                 164,992
                                                                                           -------------------

Non-hazardous Waste Disposal (0.14%)
Allied Waste North America
8.50%, 12/ 1/2008                                             200,000                                 210,000
Casella Waste Systems Inc
9.75%, 2/ 1/2013                                              125,000                                 131,563

Waste Management Inc
5.00%, 3/15/2014                                              150,000                                 147,028
                                                                                           -------------------
                                                                                                      488,591
                                                                                           -------------------
Oil Company - Exploration & Production (0.72%)
Callon Petroleum Co
9.75%, 12/ 8/2010                                             150,000                                 154,500
Chesapeake Energy Corp
6.63%, 1/15/2016                                              125,000                                 126,563
Clayton Williams Energy Inc
7.75%, 8/ 1/2013                                              150,000                                 144,000
Compton Petroleum Finance Corp
7.63%, 12/ 1/2013 (b)                                         100,000                                 102,250
Devon Financing Corp ULC
7.88%, 9/30/2031                                              275,000                                 349,442
Energy Partners Ltd
8.75%, 8/ 1/2010                                              200,000                                 205,000
Nexen Inc
5.05%, 11/20/2013                                             525,000                                 517,468
7.88%, 3/15/2032                                              125,000                                 154,277
Pogo Producing Co
6.88%, 10/ 1/2017 (b)                                         150,000                                 146,250
Swift Energy Co
9.38%, 5/ 1/2012                                              175,000                                 188,125
Talisman Energy Inc
5.13%, 5/15/2015                                              265,000                                 262,634
XTO Energy Inc
6.25%, 4/15/2013                                               90,000                                  95,384
                                                                                           -------------------
                                                                                                    2,445,893
                                                                                           -------------------
Oil Company - Integrated (0.51%)
Amerada Hess Corp
7.30%, 8/15/2031                                              385,000                                 445,555
Husky Energy Inc
6.15%, 6/15/2019                                              255,000                                 265,762
Occidental Petroleum Corp
4.00%, 11/30/2007                                             170,000                                 166,753
Petrobras International Finance Co
9.13%, 2/ 1/2007                                              200,000                                 207,000
8.38%, 12/10/2018                                             260,000                                 288,600
Petro-Canada
5.95%, 5/15/2035                                              190,000                                 192,741
Petronas Capital Ltd
7.88%, 5/22/2022 (b)                                          125,000                                 156,055
                                                                                           -------------------
                                                                                                    1,722,466
                                                                                           -------------------
Oil Field Machinery & Equipment (0.10%)
Cooper Cameron Corp
2.65%, 4/15/2007                                              350,000                                 338,402
                                                                                           -------------------

Oil Refining & Marketing (0.48%)
Enterprise Products Operating LP
4.00%, 10/15/2007                                             365,000                                 357,373
6.38%, 2/ 1/2013                                              150,000                                 157,036
5.75%, 3/ 1/2035                                              210,000                                 193,084
Premcor Refining Group Inc/The
6.75%, 2/ 1/2011                                              550,000                                 582,581
Tesoro Corp
6.25%, 11/ 1/2012 (b)                                         320,000                                 321,600
                                                                                           -------------------
                                                                                                    1,611,674
                                                                                           -------------------

Paper & Related Products (0.28%)
Abitibi-Consolidated Co of Canada
8.38%, 4/ 1/2015                                              175,000                                 167,562
Celulosa Arauco y Constitucion SA
5.13%, 7/ 9/2013                                              105,000                                 101,501
Georgia-Pacific Corp
7.50%, 5/15/2006                                              375,000                                 377,344
Neenah Paper Inc
7.38%, 11/15/2014                                             150,000                                 135,375
Plum Creek Timberlands LP
5.88%, 11/15/2015                                             150,000                                 151,947
                                                                                           -------------------
                                                                                                      933,729
                                                                                           -------------------
Pharmacy Services (0.24%)
Medco Health Solutions Inc
7.25%, 8/15/2013                                              435,000                                 477,855
Omnicare Inc
6.75%, 12/15/2013                                              65,000                                  65,731
6.88%, 12/15/2015                                             250,000                                 253,750
                                                                                           -------------------
                                                                                                      797,336
                                                                                           -------------------
Physician Practice Management (0.10%)
US Oncology Inc
9.00%, 8/15/2012                                              100,000                                 107,000
10.75%, 8/15/2014                                             200,000                                 222,000
                                                                                           -------------------
                                                                                                      329,000
                                                                                           -------------------
Pipelines (0.33%)
Boardwalk Pipelines LLC
5.50%, 2/ 1/2017                                              165,000                                 163,644
Buckeye Partners LP
4.63%, 7/15/2013                                              325,000                                 310,430
Enbridge Energy Partners LP
4.00%, 1/15/2009                                              105,000                                 101,263
National Fuel Gas Co
5.25%, 3/ 1/2013                                              190,000                                 189,017
Texas Eastern Transmission LP
5.25%, 7/15/2007                                              240,000                                 240,492
Williams Cos Inc
6.38%, 10/ 1/2010 (b)                                         100,000                                  99,875
                                                                                           -------------------
                                                                                                    1,104,721
                                                                                           -------------------
Poultry (0.05%)
Pilgrim's Pride Corp
9.63%, 9/15/2011                                              150,000                                 159,750
                                                                                           -------------------

Printing - Commercial (0.11%)
Cadmus Communications Corp
8.38%, 6/15/2014                                              150,000                                 154,125
Sheridan Group Inc/The
10.25%, 8/15/2011                                             200,000                                 205,750
                                                                                           -------------------
                                                                                                      359,875
                                                                                           -------------------
Property & Casualty Insurance (0.81%)
Arch Capital Group Ltd
7.35%, 5/ 1/2034                                              605,000                                 682,584
Markel Corp
6.80%, 2/15/2013                                              635,000                                 667,900
St Paul Travelers Cos Inc/The
5.75%, 3/15/2007                                              575,000                                 578,027
WR Berkley Corp
5.13%, 9/30/2010                                              655,000                                 650,604

WR Berkley Corp (continued)
5.88%, 2/15/2013                                              160,000                                 161,691
                                                                                           -------------------
                                                                                                    2,740,806
                                                                                           -------------------
Publishing - Books (0.34%)
Houghton Mifflin Co
8.25%, 2/ 1/2011                                              125,000                                 129,063
Reed Elsevier Capital Inc
6.13%, 8/ 1/2006                                              385,000                                 387,263
4.82%, 6/15/2010 (a)                                          640,000                                 642,006
                                                                                           -------------------
                                                                                                    1,158,332
                                                                                           -------------------
Publishing - Newspapers (0.03%)
Block Communications Inc
8.25%, 12/15/2015 (b)                                         100,000                                  99,000
                                                                                           -------------------

Publishing - Periodicals (0.08%)
American Media Operations Inc
10.25%, 5/ 1/2009                                             125,000                                 114,375
Dex Media West LLC/Dex Media Finance Co
8.50%, 8/15/2010                                              150,000                                 157,125
                                                                                           -------------------
                                                                                                      271,500
                                                                                           -------------------
Quarrying (0.05%)
Compass Minerals International Inc
0.00%, 6/ 1/2013 (a)                                          200,000                                 173,000
                                                                                           -------------------

Radio (0.05%)
Emmis Communications Corp
10.37%, 6/15/2012 (a)                                         160,000                                 160,600
                                                                                           -------------------

Recreational Centers (0.07%)
AMF Bowling Worldwide Inc
10.00%, 3/ 1/2010                                             225,000                                 223,031
                                                                                           -------------------

Regional Banks (0.57%)
PNC Funding Corp
5.75%, 8/ 1/2006                                              750,000                                 753,644
Wachovia Corp
5.63%, 12/15/2008                                             600,000                                 613,687
6.38%, 2/ 1/2009                                              150,000                                 155,827
5.25%, 8/ 1/2014                                              200,000                                 200,265
Wells Fargo & Co
3.12%, 8/15/2008                                              225,000                                 215,656
                                                                                           -------------------
                                                                                                    1,939,079
                                                                                           -------------------
Reinsurance (0.17%)
Berkshire Hathaway Finance Corp
4.75%, 5/15/2012                                              235,000                                 232,307
Transatlantic Holdings Inc
5.75%, 12/14/2015                                             350,000                                 355,013
                                                                                           -------------------
                                                                                                      587,320
                                                                                           -------------------
REITS - Apartments (0.07%)
United Dominion Realty Trust Inc
6.50%, 6/15/2009                                              235,000                                 244,954
                                                                                           -------------------

REITS - Diversified (0.33%)
iStar Financial Inc
5.73%, 3/12/2007 (a)                                          425,000                                 429,388
4.83%, 3/ 3/2008 (a)                                          425,000                                 424,580

iStar Financial Inc (continued)
5.15%, 3/ 1/2012                                              275,000                                 266,325
                                                                                           -------------------
                                                                                                    1,120,293
                                                                                           -------------------
REITS - Office Property (0.06%)
Brandywine Operating Partnership LP/PA
5.63%, 12/15/2010                                             205,000                                 205,153
                                                                                           -------------------

REITS - Regional Malls (0.03%)
Simon Property Group LP
4.60%, 6/15/2010                                              115,000                                 112,108
                                                                                           -------------------

Rental - Auto & Equipment (0.10%)
Hertz Corp
8.88%, 1/ 1/2014 (b)                                          115,000                                 117,156
NationsRent Cos Inc
9.50%, 5/ 1/2015                                              100,000                                 105,000
United Rentals North America Inc
6.50%, 2/15/2012                                              125,000                                 121,719
                                                                                           -------------------
                                                                                                      343,875
                                                                                           -------------------
Retail - Apparel & Shoe (0.05%)
Foot Locker Inc
8.50%, 1/15/2022                                              175,000                                 185,063
                                                                                           -------------------

Retail - Auto Parts (0.20%)
CSK Auto Inc
7.00%, 1/15/2014                                              125,000                                 113,125
PEP Boys-Manny Moe & Jack
6.92%, 7/ 7/2006                                              450,000                                 451,152
7.50%, 12/15/2014                                             125,000                                 111,250
                                                                                           -------------------
                                                                                                      675,527
                                                                                           -------------------
Retail - Automobile (0.07%)
Asbury Automotive Group Inc
9.00%, 6/15/2012                                              100,000                                 100,000
Group 1 Automotive Inc
8.25%, 8/15/2013                                              150,000                                 141,750
                                                                                           -------------------
                                                                                                      241,750
                                                                                           -------------------
Retail - Propane Distribution (0.06%)
Amerigas Partners LP
7.25%, 5/20/2015                                              100,000                                 102,000
Suburban Propane Partners LP/
Suburban Energy Finance Corp
6.88%, 12/15/2013                                             100,000                                  93,500
                                                                                           -------------------
                                                                                                      195,500
                                                                                           -------------------
Retail - Restaurants (0.32%)
Landry's Restaurants Inc
7.50%, 12/15/2014                                             100,000                                  93,500
Yum! Brands Inc
8.50%, 4/15/2006                                              400,000                                 403,908
7.70%, 7/ 1/2012                                              540,000                                 596,663
                                                                                           -------------------
                                                                                                    1,094,071
                                                                                           -------------------
Satellite Telecommunications (0.07%)
Intelsat Ltd
5.25%, 11/ 1/2008                                             200,000                                 182,250
7.63%, 4/15/2012                                               50,000                                  40,375
                                                                                           -------------------
                                                                                                      222,625
                                                                                           -------------------
Savings & Loans - Thrifts (0.33%)
Washington Mutual Bank
5.50%, 1/15/2013                                              100,000                                 101,561
Washington Mutual Inc
4.45%, 1/15/2010 (a)                                        1,000,000                               1,000,960
                                                                                           -------------------
                                                                                                    1,102,521
                                                                                           -------------------
Schools (0.04%)
Knowledge Learning Corp Inc
7.75%, 2/ 1/2015 (b)                                          150,000                                 142,500
                                                                                           -------------------

Semiconductor Equipment (0.05%)
MagnaChip Semiconductor SA/MagnaChip
Semiconductor Finance Co
6.88%, 12/15/2011                                             175,000                                 171,937
                                                                                           -------------------

Sovereign (0.32%)
Mexico Government International Bond
4.83%, 1/13/2009 (a)                                          385,000                                 390,390
8.30%, 8/15/2031                                              315,000                                 404,775
South Africa Government International Bond
6.50%, 6/ 2/2014                                              280,000                                 302,750
                                                                                           -------------------
                                                                                                    1,097,915
                                                                                           -------------------
Special Purpose Entity (0.72%)
Borden US Finance Corp/Nova Scotia Finance ULC
8.90%, 7/15/2010 (a)(b)                                       200,000                                 201,000
Crystal US Holdings 3 LLC/Crystal US Sub 3 Corp
10.50%, 10/ 1/2014 (a)                                        150,000                                 109,125
Farmers Exchange Capital
7.05%, 7/15/2028 (b)                                          250,000                                 264,426
John Hancock Global Funding II
4.22%, 4/ 3/2009 (a)(b)                                       950,000                                 952,058
MBIA Global Funding LLC
4.37%, 2/20/2007 (a)(b)                                       750,000                                 749,876
Rio Tinto Finance USA Ltd
5.75%, 7/ 3/2006                                                5,000                                   5,026
Visant Corp
7.63%, 10/ 1/2012                                             150,000                                 150,750
                                                                                           -------------------
                                                                                                    2,432,261
                                                                                           -------------------
Specified Purpose Acquisition (0.04%)
Nell AF SARL
8.38%, 8/15/2015 (b)                                          120,000                                 118,800
                                                                                           -------------------

Supranational Bank (0.09%)
Corp Andina de Fomento
6.88%, 3/15/2012                                              270,000                                 293,722
                                                                                           -------------------

Telecommunication Equipment - Fiber Optics (0.07%)
Corning Inc
8.30%, 4/ 4/2025                                              235,000                                 244,300
                                                                                           -------------------

Telecommunication Services (0.42%)
Insight Midwest LP/Insight Capital Inc
10.50%, 11/ 1/2010                                            575,000                                 604,469
TELUS Corp
7.50%, 6/ 1/2007                                              290,000                                 299,464
8.00%, 6/ 1/2011                                               50,000                                  56,053
Verizon Global Funding Corp
4.90%, 9/15/2015                                              320,000                                 309,762
5.85%, 9/15/2035                                              160,000                                 154,187
                                                                                           -------------------
                                                                                                    1,423,935
                                                                                           -------------------

Telephone - Integrated (1.86%)
AT&T Corp
9.05%, 11/15/2011 (a)                                         375,000                                 415,059
BellSouth Corp
4.75%, 11/15/2012                                             325,000                                 316,704
6.88%, 10/15/2031                                             180,000                                 197,588
British Telecommunications PLC
8.38%, 12/15/2010                                           1,025,000                               1,166,820
France Telecom SA
7.75%, 3/ 1/2011 (a)                                          690,000                                 770,688
KT Corp
4.88%, 7/15/2015 (b)                                          170,000                                 163,711
MCI Inc
6.91%, 5/ 1/2007 (a)                                          220,000                                 221,650
7.69%, 5/ 1/2009 (a)                                          600,000                                 619,500
Northwestern Bell Telephone
6.25%, 1/ 1/2007                                              250,000                                 248,750
Sprint Capital Corp
6.90%, 5/ 1/2019                                               10,000                                  11,014
8.75%, 3/15/2032                                              220,000                                 291,957
Telecom Italia Capital SA
4.00%, 1/15/2010                                            1,100,000                               1,047,693
4.73%, 2/ 1/2011 (a)                                          350,000                                 351,561
5.25%, 10/ 1/2015                                             295,000                                 286,528
Telefonos de Mexico SA de CV
4.50%, 11/19/2008                                             170,000                                 166,923
                                                                                           -------------------
                                                                                                    6,276,146
                                                                                           -------------------
Television (0.10%)
BSKYB Finance UK Plc
5.63%, 10/15/2015 (b)                                         325,000                                 323,497
                                                                                           -------------------

Textile - Home Furnishings (0.04%)
Mohawk Industries Inc
6.50%, 4/15/2007                                              135,000                                 137,139
                                                                                           -------------------

Theaters (0.03%)
Cinemark USA Inc
9.00%, 2/ 1/2013                                              100,000                                 105,750
                                                                                           -------------------

Tobacco (0.03%)
RJ Reynolds Tobacco Holdings Inc
6.50%, 7/15/2010 (b)                                          100,000                                  99,500
                                                                                           -------------------

Transport - Equipment & Leasing (0.03%)
Greenbrier Cos Inc
8.38%, 5/15/2015                                              100,000                                 102,000
                                                                                           -------------------

Transport - Rail (0.06%)
Progress Rail Services Corp/Progress Metal
Reclamation Co
7.75%, 4/ 1/2012 (b)                                           75,000                                  76,781
Union Pacific Corp
4.70%, 1/ 2/2024                                              114,611                                 110,273
                                                                                           -------------------
                                                                                                      187,054
                                                                                           -------------------
Transport - Services (0.09%)
CHC Helicopter Corp
7.38%, 5/ 1/2014                                              150,000                                 151,688

FedEx Corp
3.50%, 4/ 1/2009                                              145,000                                 138,832
                                                                                           -------------------
                                                                                                      290,520
                                                                                           -------------------
Venture Capital (0.04%)
Arch Western Finance LLC
6.75%, 7/ 1/2013                                              125,000                                 127,344
                                                                                           -------------------

Vitamins & Nutrition Products (0.12%)
NBTY Inc
7.13%, 10/ 1/2015 (b)                                         100,000                                  95,250
WH Holdings Ltd/WH Capital Corp
9.50%, 4/ 1/2011                                              275,000                                 297,000
                                                                                           -------------------
                                                                                                      392,250
                                                                                           -------------------
Wire & Cable Products (0.06%)
Superior Essex Communications LLC/Essex Group Inc
9.00%, 4/15/2012                                              200,000                                 197,000
                                                                                           -------------------
TOTAL BONDS                                                                               $       202,726,330
                                                                                           -------------------
U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS (51.61%)
Federal Home Loan
Mortgage Corporation (FHLMC) (12.56%)
4.50%, 1/ 1/2021 (d)                                        3,750,000                               3,648,045
5.00%, 1/ 1/2021 (d)                                        1,460,000                               1,444,944
5.00%, 1/ 1/2036 (d)                                        6,500,000                               6,290,778
5.50%, 1/ 1/2036 (d)                                        15,965,000                             15,815,328
5.50%, 3/ 1/2009                                               96,564                                  96,729
4.50%, 7/ 1/2010                                               88,182                                  86,610
6.50%, 4/ 1/2016                                               85,523                                  87,893
5.50%, 9/ 1/2017                                              291,917                                 293,906
5.00%, 12/ 1/2017                                             967,955                                 959,933
5.50%, 2/ 1/2018                                              687,796                                 692,331
5.00%, 5/ 1/2018                                            2,216,869                               2,198,322
5.50%, 6/ 1/2024                                            3,944,268                               3,941,539
6.50%, 3/ 1/2029                                               61,109                                  62,883
6.50%, 5/ 1/2029                                               89,589                                  92,155
7.00%, 12/ 1/2029                                             209,649                                 218,501
7.50%, 4/ 1/2030                                               62,557                                  65,665
7.00%, 6/ 1/2030                                               19,331                                  20,139
7.50%, 9/ 1/2030                                               32,946                                  34,582
8.00%, 9/ 1/2030                                               94,828                                 101,136
7.00%, 12/ 1/2030                                              23,887                                  24,885
7.00%, 1/ 1/2031                                               52,933                                  55,146
7.00%, 2/ 1/2031                                               21,125                                  22,008
6.00%, 3/ 1/2031                                              131,590                                 133,230
7.50%, 3/ 1/2031                                              153,976                                 161,624
6.00%, 4/ 1/2031                                               23,938                                  24,236
6.50%, 4/ 1/2031                                               53,123                                  54,551
7.00%, 6/ 1/2031                                               14,813                                  15,432
7.00%, 12/ 1/2031                                             293,186                                 305,452
6.50%, 2/ 1/2032                                              101,678                                 104,410
6.50%, 5/ 1/2032                                              331,536                                 340,364
6.00%, 6/ 1/2032                                              485,121                                 490,806
6.00%, 10/ 1/2032                                             365,412                                 369,694
5.50%, 3/ 1/2033                                            2,119,576                               2,105,311
5.50%, 4/ 1/2033                                            2,106,018                               2,091,844
                                                                                           -------------------
                                                                                                   42,450,412
                                                                                           -------------------
Federal National Mortgage Association (FNMA) (14.60%)
4.50%, 1/ 1/2021 (d)                                        4,500,000                               4,377,654
5.00%, 1/ 1/2021 (d)                                        10,980,000                             10,859,901
5.00%, 1/ 1/2036 (d)                                        10,900,000                             10,559,375

6.00%, 1/ 1/2036 (d)                                        8,125,000                               8,198,629
6.50%, 1/ 1/2036 (d)                                        1,650,000                               1,692,281
6.00%, 5/ 1/2009                                               94,198                                  96,373
6.00%, 7/ 1/2009                                              288,791                                 295,459
6.50%, 12/ 1/2010                                              80,097                                  82,536
5.50%, 6/ 1/2019                                              312,482                                 314,528
5.50%, 7/ 1/2019                                              427,479                                 430,279
5.50%, 8/ 1/2019                                              406,364                                 409,026
5.50%, 10/ 1/2019                                           1,402,580                               1,411,765
5.50%, 12/ 1/2022                                             667,606                                 667,940
6.00%, 5/ 1/2031                                               65,520                                  66,293
6.50%, 8/ 1/2031                                              263,540                                 270,899
7.00%, 9/ 1/2031                                               65,284                                  68,150
7.00%, 2/ 1/2032                                               98,335                                 102,618
6.50%, 3/ 1/2032                                               75,751                                  77,866
6.50%, 4/ 1/2032                                              130,009                                 133,640
7.00%, 5/ 1/2032                                              259,485                                 270,788
6.00%, 8/ 1/2032                                               25,679                                  25,966
6.50%, 9/ 1/2032                                              434,154                                 446,193
5.50%, 7/ 1/2033                                            4,383,171                               4,351,029
6.00%, 10/ 1/2033                                             289,929                                 292,957
6.00%, 11/ 1/2033                                           1,073,965                               1,085,179
6.00%, 12/ 1/2033                                           1,042,278                               1,053,160
4.25%, 6/ 1/2034 (a)                                          355,482                                 349,577
4.38%, 7/ 1/2034 (a)                                          221,066                                 218,363
4.33%, 12/ 1/2034 (a)                                         561,268                                 553,630
4.63%, 3/ 1/2035 (a)                                          604,805                                 598,194
                                                                                           -------------------
                                                                                                   49,360,248
                                                                                           -------------------
Government National Mortgage Association (GNMA) (3.41%)
5.50%, 1/ 1/2036 (d)                                        1,975,000                               1,986,728
6.00%, 1/ 1/2036 (d)                                        3,050,000                               3,120,531
7.50%, 5/15/2029                                              227,797                                 239,703
8.00%, 12/15/2030                                              55,824                                  59,765
7.00%, 3/15/2031                                               80,076                                  84,072
6.50%, 12/15/2032                                           2,663,505                               2,783,160
6.00%, 12/15/2033                                             269,594                                 276,356
6.50%, 3/20/2028                                               50,646                                  52,667
6.00%, 7/20/2028                                              228,965                                 234,325
6.00%, 11/20/2028                                             276,782                                 283,262
6.00%, 1/20/2029                                              298,819                                 305,741
6.50%, 5/20/2029                                               39,689                                  41,247
6.00%, 7/20/2029                                               55,444                                  56,729
5.50%, 12/20/2033                                           1,760,419                               1,769,855
5.50%, 5/20/2035                                              237,064                                 238,101
                                                                                           -------------------
                                                                                                   11,532,242
                                                                                           -------------------
U.S. Treasury (19.19%)
3.63%, 7/15/2009                                            5,725,000                               5,585,007
3.50%, 2/15/2010                                            7,650,000                               7,399,585
5.00%, 2/15/2011                                            3,200,000                               3,295,875
4.88%, 2/15/2012                                            2,950,000                               3,028,706
4.38%, 8/15/2012                                            4,750,000                               4,749,444
4.25%, 8/15/2013                                            5,800,000                               5,748,119
4.00%, 2/15/2014                                            2,725,000                               2,651,128
4.75%, 5/15/2014                                            1,250,000                               1,280,420
4.25%, 11/15/2014                                           5,050,000                               4,991,213
7.25%, 5/15/2016                                            1,475,000                               1,811,139
7.50%, 11/15/2016                                           7,740,000                               9,722,168
8.13%, 8/15/2019                                            2,350,000                               3,188,106
8.00%, 11/15/2021                                             565,000                                 778,398

6.25%, 8/15/2023                                            2,755,000                               3,289,859
6.00%, 2/15/2026                                            2,075,000                               2,446,879
6.75%, 8/15/2026                                              750,000                                 960,469
6.25%, 5/15/2030                                            3,165,000                               3,930,781
                                                                                           -------------------
                                                                                                   64,857,296
                                                                                           -------------------
U.S. Treasury Inflation-Indexed Obligations (1.85%)
4.25%, 1/15/2010                                            3,137,574                               3,401,324
2.00%, 1/15/2014                                            2,883,837                               2,867,503
                                                                                           -------------------
                                                                                                    6,268,827
                                                                                           -------------------
TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS                                     $       174,469,025
                                                                                           -------------------
SHORT TERM INVESTMENTS (7.20%)
Commercial Paper (7.20%)
COX Enterprises Inc
4.39%, 2/15/2006 (b)                                          700,000                                 700,000
Investment in Joint Trading Account;
Federal Home Loan Bank
3.40%, 1/ 3/2006                                            8,452,972                               8,451,375
Investment in Joint Trading Account;
General Electric Capital
4.15%, 1/ 3/2006                                            15,184,948                             15,184,948
                                                                                           -------------------
                                                                                                   24,336,323
                                                                                           -------------------
TOTAL SHORT TERM INVESTMENTS                                                              $        24,336,323
                                                                                           -------------------
Total Investments                                                                         $       401,531,678
Liabilities in Excess of Other Assets, Net - (18.78)%                                            (63,487,862)
                                                                                           -------------------
TOTAL NET ASSETS - 100.00%                                                                $       338,043,816
                                                                                           ===================
                                                                                           -------------------

                                                                                           ===================

(a)  Variable Rate
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $19,720,694 or 5.83% of net assets.
(c) Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $2,252,057 or 0.67% of net assets.
(d) Security was purchased in a "to-be-announced" ("TBA") transaction. See Notes to Financial Statements.

Unrealized Appreciation (Depreciation)
Unrealized Appreciation                           $         3,179,586
Unrealized Depreciation                                   (3,685,767)
                                                   -------------------
Net Unrealized Appreciation (Depreciation)                  (506,181)
Cost for federal income tax purposes                     402,037,859

                   SCHEDULE OF CREDIT DEFAULT SWAP AGREEMENTS
                                                            Unrealized
                          Notional                         Appreciation/
Description                Amount                          (Depreciation)
----------------------------------------------------------------------------





                    SCHEDULE OF INTEREST RATE SWAP AGREEMENTS
                                                                                          Unrealized
                                                                       Notional          Appreciation/
Description                                                             Amount           (Depreciation)
----------------------------------------------------------------------------------------------------------
Pay semi-annually a fixed rate of 4.615% to Morgan Stanley and
receive quarterly a floating rate based on 3-month                    $4,650,000           $     51,063
LIBOR. Expires August 2010.



                    SCHEDULE OF TOTAL RETURN SWAP AGREEMENTS
                                                                                       Unrealized
                                                                       Notional       Appreciation/
Description                                                             Amount        (Depreciation)
-------------------------------------------------------------------------------------------------------
Receive a monthly return equal to the Lehman ERISA Eligible CMBS
Index and pay monthly a floating rate based on                        $6,500,000       $        31,790
1-month LIBOR less 5 basis points with Morgan Stanley. Expires
February 2006.


Receive a monthly return equal to the Lehman ERISA Eligible CMBS
Index and pay monthly a floating rate based on                         6,500,000                31,790
1-month LIBOR less 5 basis points with Morgan Stanley. Expires
May 2006.



Portfolio Summary (unaudited)
---------------------------------------------------------------
Sector                                                 Percent
---------------------------------------------------------------
Mortgage Securities                                     42.78%
Government                                              26.83%
Financial                                               16.79%
Asset Backed Securities                                 10.49%
Communications                                           5.68%
Utilities                                                3.83%
Consumer, Non-cyclical                                   3.45%
Consumer, Cyclical                                       2.74%
Industrial                                               2.52%
Energy                                                   2.23%
Basic Materials                                          1.05%
Technology                                               0.25%
Diversified                                              0.14%
Liabilities in Excess of Other Assets, Net           (-18.78%)
                                            -------------------
TOTAL NET ASSETS                                       100.00%
                                            ===================

Other Assets Summary (unaudited)
----------------------------------------------------------
Asset Type                                        Percent
----------------------------------------------------------
Interest Rate Swaps                                 0.02%
Swap Agreements                                     0.03%
Total Return Swaps                                  0.02%

Schedule of Investments
December 31, 2005
PVC - Capital Value Account
                                                          Shares
                                                           Held                                       Value
                                                         ----------------------------------------------------------
COMMON STOCKS (99.79%)
Advertising Agencies (0.20%)
Omnicom Group Inc                                            6,020                            $            512,483
                                                                                               --------------------

Aerospace & Defense (2.18%)
General Dynamics Corp                                       19,630                                       2,238,801
Lockheed Martin Corp                                        12,030                                         765,469
Northrop Grumman Corp                                       23,280                                       1,399,361
Raytheon Co                                                 30,600                                       1,228,590
                                                                                               --------------------
                                                                                                         5,632,221
                                                                                               --------------------
Apparel Manufacturers (0.25%)
Polo Ralph Lauren Corp                                      11,400                                         639,996
                                                                                               --------------------

Applications Software (0.22%)
Compuware Corp (a)                                          63,500                                         569,595
                                                                                               --------------------

Batteries & Battery Systems (0.27%)
Energizer Holdings Inc (a)                                  14,200                                         707,018
                                                                                               --------------------

Beverages - Non-alcoholic (0.88%)
Coca-Cola Co/The                                            56,140                                       2,263,003
                                                                                               --------------------

Building - Residential & Commercial (0.79%)
DR Horton Inc                                               17,173                                         613,592
KB Home                                                      7,870                                         571,834
Pulte Homes Inc                                             21,620                                         850,963
                                                                                               --------------------
                                                                                                         2,036,389
                                                                                               --------------------
Building Products - Cement & Aggregate (0.71%)
Florida Rock Industries Inc                                 10,100                                         495,506
Lafarge North America Inc                                   13,600                                         748,272
Martin Marietta Materials Inc                                7,750                                         594,580
                                                                                               --------------------
                                                                                                         1,838,358
                                                                                               --------------------
Chemicals - Diversified (1.79%)
Dow Chemical Co/The                                         18,990                                         832,142
FMC Corp (a)                                                14,800                                         786,916
Lyondell Chemical Co                                        41,500                                         988,530
PPG Industries Inc                                          21,110                                       1,222,269
Rohm & Haas Co                                              16,600                                         803,772
                                                                                               --------------------
                                                                                                         4,633,629
                                                                                               --------------------
Chemicals - Specialty (0.25%)
Eastman Chemical Co                                         12,600                                         650,034
                                                                                               --------------------

Commercial Banks (1.71%)
Bank of Hawaii Corp                                         17,310                                         892,157
BB&T Corp                                                   41,200                                       1,726,692
City National Corp/Beverly Hills CA                         12,100                                         876,524
Marshall & Ilsley Corp                                      21,500                                         925,360
                                                                                               --------------------
                                                                                                         4,420,733
                                                                                               --------------------
Commercial Services - Finance (0.35%)
Equifax Inc                                                 23,600                                         897,272
                                                                                               --------------------


Computers (2.12%)
Hewlett-Packard Co                                         145,180                                       4,156,503
International Business Machines Corp                        16,200                                       1,331,640
                                                                                               --------------------
                                                                                                         5,488,143
                                                                                               --------------------
Consumer Products - Miscellaneous (0.50%)
Kimberly-Clark Corp                                         21,530                                       1,284,264
                                                                                               --------------------

Containers - Paper & Plastic (0.25%)
Sonoco Products Co                                          21,600                                         635,040
                                                                                               --------------------

Cosmetics & Toiletries (0.38%)
Colgate-Palmolive Co                                        17,900                                         981,815
                                                                                               --------------------

Data Processing & Management (0.20%)
Fair Isaac Corp                                             11,700                                         516,789
                                                                                               --------------------

Distribution & Wholesale (0.50%)
Tech Data Corp (a)                                          14,900                                         591,232
WW Grainger Inc                                             10,000                                         711,000
                                                                                               --------------------
                                                                                                         1,302,232
                                                                                               --------------------
Diversified Manufacturing Operations (1.91%)
Eaton Corp                                                  16,600                                       1,113,694
General Electric Co                                         70,070                                       2,455,954
Ingersoll-Rand Co Ltd                                       14,350                                         579,309
ITT Industries Inc                                           7,700                                         791,714
                                                                                               --------------------
                                                                                                         4,940,671
                                                                                               --------------------
Electric - Integrated (4.98%)
Allegheny Energy Inc (a)                                    30,170                                         954,880
Consolidated Edison Inc                                     21,600                                       1,000,728
Constellation Energy Group Inc                              11,500                                         662,400
Duke Energy Corp                                            77,400                                       2,124,630
Edison International                                        36,060                                       1,572,577
Exelon Corp                                                 42,390                                       2,252,605
FirstEnergy Corp                                            33,900                                       1,660,761
FPL Group Inc                                               38,830                                       1,613,775
TXU Corp                                                    20,512                                       1,029,497
                                                                                               --------------------
                                                                                                        12,871,853
                                                                                               --------------------
Electronic Components - Semiconductors (0.44%)
Freescale Semiconductor Inc (a)                             45,590                                       1,147,500
                                                                                               --------------------

Electronic Parts Distribution (0.37%)
Arrow Electronics Inc (a)                                   29,500                                         944,885
                                                                                               --------------------

Engines - Internal Combustion (0.35%)
Cummins Inc                                                 10,120                                         908,068
                                                                                               --------------------

Enterprise Software & Services (0.56%)
BMC Software Inc (a)                                        42,400                                         868,776
Sybase Inc (a)                                              26,200                                         572,732
                                                                                               --------------------
                                                                                                         1,441,508
                                                                                               --------------------
Finance - Auto Loans (0.22%)
WFS Financial Inc (a)                                        7,590                                         577,979
                                                                                               --------------------

Finance - Commercial (0.40%)
CIT Group Inc                                               20,000                                       1,035,600
                                                                                               --------------------


Finance - Investment Banker & Broker (11.11%)
Bear Stearns Cos Inc/The                                    13,990                                       1,616,265
Citigroup Inc                                              190,160                                       9,228,465
Goldman Sachs Group Inc                                     25,330                                       3,234,894
JPMorgan Chase & Co                                        126,720                                       5,029,517
Lehman Brothers Holdings Inc                                23,577                                       3,021,864
Merrill Lynch & Co Inc                                      51,040                                       3,456,939
Morgan Stanley                                              54,940                                       3,117,295
                                                                                               --------------------
                                                                                                        28,705,239
                                                                                               --------------------
Finance - Mortgage Loan/Banker (0.64%)
Fannie Mae                                                  18,360                                         896,152
IndyMac Bancorp Inc                                         19,570                                         763,621
                                                                                               --------------------
                                                                                                         1,659,773
                                                                                               --------------------
Financial Guarantee Insurance (0.48%)
MGIC Investment Corp                                        18,780                                       1,236,100
                                                                                               --------------------

Food - Miscellaneous/Diversified (0.79%)
General Mills Inc                                           25,540                                       1,259,633
Kellogg Co                                                  17,900                                         773,638
                                                                                               --------------------
                                                                                                         2,033,271
                                                                                               --------------------
Food - Retail (0.42%)
Kroger Co/The (a)                                           57,000                                       1,076,160
                                                                                               --------------------

Gas - Distribution (0.74%)
Energen Corp                                                24,700                                         897,104
Sempra Energy                                               22,900                                       1,026,836
                                                                                               --------------------
                                                                                                         1,923,940
                                                                                               --------------------
Instruments - Controls (0.21%)
Mettler Toledo International Inc (a)                         9,600                                         529,920
                                                                                               --------------------

Investment Companies (0.36%)
American Capital Strategies Ltd                             25,540                                         924,803
                                                                                               --------------------

Life & Health Insurance (2.46%)
AmerUs Group Co                                             11,100                                         629,037
Cigna Corp                                                  11,730                                       1,310,241
Lincoln National Corp                                       22,700                                       1,203,781
Nationwide Financial Services                               15,900                                         699,600
Prudential Financial Inc                                    34,400                                       2,517,736
                                                                                               --------------------
                                                                                                         6,360,395
                                                                                               --------------------
Medical - Biomedical/Gene (0.20%)
Genzyme Corp (a)                                             7,250                                         513,155
                                                                                               --------------------

Medical - Drugs (4.82%)
Abbott Laboratories                                         21,000                                         828,030
Merck & Co Inc                                              89,700                                       2,853,357
Pfizer Inc                                                 268,200                                       6,254,424
Wyeth                                                       54,500                                       2,510,815
                                                                                               --------------------
                                                                                                        12,446,626
                                                                                               --------------------
Medical - HMO (1.45%)
Aetna Inc                                                   10,900                                       1,027,979
Humana Inc (a)                                              12,700                                         689,991
WellPoint Inc (a)                                           25,540                                       2,037,837
                                                                                               --------------------
                                                                                                         3,755,807
                                                                                               --------------------

Metal - Copper (0.41%)
Phelps Dodge Corp                                            7,400                                       1,064,638
                                                                                               --------------------

Metal - Diversified (0.21%)
Freeport-McMoRan Copper & Gold Inc                          10,100                                         543,380
                                                                                               --------------------

Metal Processors & Fabrication (0.43%)
Precision Castparts Corp                                    21,600                                       1,119,096
                                                                                               --------------------

Multi-line Insurance (3.24%)
American Financial Group Inc/OH                             16,300                                         624,453
American International Group Inc                            54,560                                       3,722,629
Assurant Inc                                                23,900                                       1,039,411
Genworth Financial Inc                                      25,100                                         867,958
Metlife Inc                                                 43,500                                       2,131,500
                                                                                               --------------------
                                                                                                         8,385,951
                                                                                               --------------------
Multimedia (3.57%)
McGraw-Hill Cos Inc/The                                     21,740                                       1,122,436
Meredith Corp                                               15,100                                         790,334
News Corp                                                   54,240                                         843,432
Time Warner Inc                                            251,080                                       4,378,835
Viacom Inc                                                  64,500                                       2,102,700
                                                                                               --------------------
                                                                                                         9,237,737
                                                                                               --------------------
Oil & Gas Drilling (1.04%)
ENSCO International Inc                                     15,100                                         669,685
Helmerich & Payne Inc                                       15,410                                         954,033
Rowan Cos Inc                                               29,550                                       1,053,162
                                                                                               --------------------
                                                                                                         2,676,880
                                                                                               --------------------
Oil Company - Exploration & Production (1.73%)
Burlington Resources Inc                                    26,800                                       2,310,160
Devon Energy Corp                                           34,760                                       2,173,890
                                                                                               --------------------
                                                                                                         4,484,050
                                                                                               --------------------
Oil Company - Integrated (10.12%)
Chevron Corp                                                81,660                                       4,635,838
ConocoPhillips                                              59,684                                       3,472,415
Exxon Mobil Corp                                           244,655                                      13,742,271
Marathon Oil Corp                                           33,770                                       2,058,957
Occidental Petroleum Corp                                   28,096                                       2,244,309
                                                                                               --------------------
                                                                                                        26,153,790
                                                                                               --------------------
Oil Refining & Marketing (0.77%)
Valero Energy Corp                                          38,496                                       1,986,394
                                                                                               --------------------

Optical Supplies (0.29%)
Bausch & Lomb Inc                                           10,980                                         745,542
                                                                                               --------------------

Pipelines (0.61%)
Equitable Resources Inc                                     13,600                                         498,984
Questar Corp                                                14,082                                       1,066,007
                                                                                               --------------------
                                                                                                         1,564,991
                                                                                               --------------------
Poultry (0.32%)
Pilgrim's Pride Corp                                        25,000                                         829,000
                                                                                               --------------------

Printing - Commercial (0.47%)
RR Donnelley & Sons Co                                      35,200                                       1,204,192
                                                                                               --------------------


Property & Casualty Insurance (2.83%)
Chubb Corp                                                  19,500                                       1,904,175
Commerce Group Inc                                          12,800                                         733,184
Fidelity National Financial Inc                             20,000                                         735,800
First American Corp                                         14,500                                         656,850
St Paul Travelers Cos Inc/The                               58,040                                       2,592,647
WR Berkley Corp                                             14,350                                         683,347
                                                                                               --------------------
                                                                                                         7,306,003
                                                                                               --------------------
Regional Banks (9.66%)
Bank of America Corp                                       179,610                                       8,289,002
Comerica Inc                                                24,900                                       1,413,324
Keycorp                                                     52,970                                       1,744,302
PNC Financial Services Group Inc                            29,130                                       1,801,108
SunTrust Banks Inc                                          32,290                                       2,349,420
US Bancorp                                                  91,700                                       2,740,913
Wachovia Corp                                               75,984                                       4,016,514
Wells Fargo & Co                                            41,790                                       2,625,666
                                                                                               --------------------
                                                                                                        24,980,249
                                                                                               --------------------
REITS - Apartments (0.99%)
Archstone-Smith Trust                                       27,740                                       1,162,029
AvalonBay Communities Inc                                    8,900                                         794,325
Essex Property Trust Inc                                     6,600                                         608,520
                                                                                               --------------------
                                                                                                         2,564,874
                                                                                               --------------------
REITS - Healthcare (0.25%)
Ventas Inc                                                  20,439                                         654,457
                                                                                               --------------------

REITS - Regional Malls (0.92%)
CBL & Associates Properties Inc                             20,900                                         825,759
Simon Property Group Inc                                    20,260                                       1,552,524
                                                                                               --------------------
                                                                                                         2,378,283
                                                                                               --------------------
REITS - Shopping Centers (0.66%)
Kimco Realty Corp                                           24,280                                         778,902
Pan Pacific Retail Properties Inc                           13,900                                         929,771
                                                                                               --------------------
                                                                                                         1,708,673
                                                                                               --------------------
Retail - Apparel & Shoe (0.55%)
Claire's Stores Inc                                         18,000                                         525,960
Nordstrom Inc                                               23,640                                         884,136
                                                                                               --------------------
                                                                                                         1,410,096
                                                                                               --------------------
Retail - Major Department Store (0.36%)
JC Penney Co Inc                                            16,880                                         938,528
                                                                                               --------------------

Retail - Office Supplies (0.47%)
Office Depot Inc (a)                                        39,100                                       1,227,740
                                                                                               --------------------

Retail - Regional Department Store (0.58%)
Federated Department Stores Inc                             22,790                                       1,511,661
                                                                                               --------------------

Retail - Restaurants (1.28%)
Darden Restaurants Inc                                      27,800                                       1,080,864
McDonald's Corp                                             66,200                                       2,232,264
                                                                                               --------------------
                                                                                                         3,313,128
                                                                                               --------------------
Rubber - Tires (0.23%)
Goodyear Tire & Rubber Co/The (a)                           33,600                                         583,968
                                                                                               --------------------

Savings & Loans - Thrifts (0.90%)
Golden West Financial Corp                                  21,740                                       1,434,840

Washington Mutual Inc                                       20,607                                         896,404
                                                                                               --------------------
                                                                                                         2,331,244
                                                                                               --------------------
Steel - Producers (0.63%)
Nucor Corp                                                  24,300                                       1,621,296
                                                                                               --------------------

Telecommunication Equipment (0.22%)
Harris Corp                                                 13,200                                         567,732
                                                                                               --------------------

Telephone - Integrated (5.38%)
AT&T Inc                                                   187,671                                       4,596,063
BellSouth Corp                                             102,200                                       2,769,620
Qwest Communications International Inc (a)                 156,300                                         883,095
Sprint Nextel Corp                                          64,000                                       1,495,040
Verizon Communications Inc                                 138,492                                       4,171,379
                                                                                               --------------------
                                                                                                        13,915,197
                                                                                               --------------------
Therapeutics (0.23%)
Gilead Sciences Inc (a)                                     11,400                                         599,982
                                                                                               --------------------

Tobacco (2.21%)
Altria Group Inc                                            61,344                                       4,583,624
Loews Corp - Carolina Group                                 25,600                                       1,126,144
                                                                                               --------------------
                                                                                                         5,709,768
                                                                                               --------------------
Transport - Rail (1.00%)
Burlington Northern Santa Fe Corp                           36,510                                       2,585,638
                                                                                               --------------------

Transport - Truck (0.32%)
Yellow Roadway Corp (a)                                     18,700                                         834,207
                                                                                               --------------------

Wireless Equipment (0.45%)
Motorola Inc                                                51,900                                       1,172,421
                                                                                               --------------------
TOTAL COMMON STOCKS                                                                           $        257,953,053
                                                                                               --------------------
                                                         Principal
                                                          Amount                                      Value
                                                         ----------------------------------------------------------
SHORT TERM INVESTMENTS (1.39%)
Commercial Paper (1.39%)
Investment in Joint Trading Account;
General Electric Capital
4.15%, 1/ 3/2006                                         3,592,842                                       3,592,842
                                                                                               --------------------
TOTAL SHORT TERM INVESTMENTS                                                                  $          3,592,842
                                                                                               --------------------
Total Investments                                                                             $        261,545,895
Liabilities in Excess of Other Assets, Net - (1.18)%                                                   (3,055,834)
                                                                                               --------------------
TOTAL NET ASSETS - 100.00%                                                                    $        258,490,061
                                                                                               ====================
                                                                                               --------------------

                                                                                               ====================

(a)  Non-Income Producing Security Unrealized Appreciation (Depreciation)


Unrealized Appreciation                                $         29,812,634
Unrealized Depreciation                                         (4,810,844)
                                                        --------------------
Net Unrealized Appreciation (Depreciation)                       25,001,790
Cost for federal income tax purposes                            236,544,105

Portfolio Summary (unaudited)
----------------------------------------------------------------------------
Sector                                                              Percent
----------------------------------------------------------------------------
Financial                                                            38.23%
Energy                                                               14.26%
Consumer, Non-cyclical                                               13.28%
Communications                                                        9.83%
Industrial                                                            8.00%
Utilities                                                             5.72%
Consumer, Cyclical                                                    5.02%
Technology                                                            3.55%
Basic Materials                                                       3.29%
Liabilities in Excess of Other Assets, Net                         (-1.18%)
                                                        --------------------
TOTAL NET ASSETS                                                    100.00%
                                                        ====================

Schedule of Investments
December 31, 2005
PVC - Diversified International Account
                                                         Shares
                                                          Held                                       Value
                                                        ----------------------------------------------------------
COMMON STOCKS (98.51%)
Advertising Agencies (0.01%)
Gendai Agency Inc                                               7                            $             30,958
                                                                                              --------------------

Advertising Sales (0.03%)
SR Teleperformance                                          2,384                                          74,238
                                                                                              --------------------

Advertising Services (0.07%)
Publicis Groupe                                             6,275                                         217,610
                                                                                              --------------------

Aerospace & Defense (0.81%)
BAE Systems PLC                                           209,954                                       1,376,866
Rolls-Royce Group PLC                                     134,837                                         990,155
                                                                                              --------------------
                                                                                                        2,367,021
                                                                                              --------------------
Aerospace & Defense Equipment (0.26%)
Zodiac SA                                                  11,901                                         761,553
                                                                                              --------------------

Agricultural Operations (0.06%)
Astra Agro Lestari Tbk PT                                 116,472                                          57,999
Astral Foods Ltd                                            9,977                                         121,124
Provimi SA                                                    327                                           7,348
                                                                                              --------------------
                                                                                                          186,471
                                                                                              --------------------
Airlines (0.01%)
Finnair OYJ                                                 1,962                                          27,725
                                                                                              --------------------

Apparel Manufacturers (0.11%)
Gerry Weber International AG                                  456                                           8,434
Gildan Activewear (a)                                       3,152                                         134,914
Sanei-International Co Ltd                                    631                                          30,954
Youngone Corp (a)                                          34,560                                         150,432
                                                                                              --------------------
                                                                                                          324,734
                                                                                              --------------------
Appliances (0.03%)
Tsann Kuen Enterprise Co                                   47,560                                          79,501
                                                                                              --------------------

Applications Software (0.38%)
Azure Dynamics Corp (a)                                     7,984                                           7,313
Infosys Technologies Ltd                                      534                                          35,554
Sage Group PLC                                            241,197                                       1,069,341
                                                                                              --------------------
                                                                                                        1,112,208
                                                                                              --------------------
Audio & Video Products (0.57%)
Advanced Digital Broadcast Holdings SA (a)                    316                                          28,772
Canon Electronics Inc                                       2,264                                          88,043
D&M Holdings Inc                                            9,789                                          36,492
Matsushita Electric Industrial Co Ltd                      75,000                                       1,445,607
ReignCom Ltd (a)                                            6,096                                          78,096
                                                                                              --------------------
                                                                                                        1,677,010
                                                                                              --------------------
Auto - Car & Light Trucks (1.39%)
Dongfeng Motor Group Co Ltd (a)                           272,000                                          68,407
Hyundai Motor Co                                            3,446                                         331,697
Tata Motors Ltd ADR                                        12,005                                         172,512

Toyota Motor Corp                                          67,633                                       3,506,854
                                                                                              --------------------
                                                                                                        4,079,470
                                                                                              --------------------
Auto - Medium & Heavy Duty Trucks (0.06%)
Mahindra & Mahindra Ltd                                    12,770                                         145,276
Nissan Diesel Motor Co Ltd                                  5,921                                          40,734
                                                                                              --------------------
                                                                                                          186,010
                                                                                              --------------------
Auto/Truck Parts & Equipment - Original (1.67%)
Denso Corp                                                 47,600                                       1,641,379
ElringKlinger AG                                              188                                           6,761
Futaba Industrial Co Ltd                                    2,665                                          63,899
Haldex AB                                                   1,567                                          31,109
Koito Manufacturing Co Ltd                                 76,000                                       1,166,754
Mikuni Corp                                                 2,399                                          14,838
Mitsuba Corp                                                1,393                                          14,882
NGK Spark Plug Co Ltd                                      85,000                                       1,836,398
Nippon Seiki Co Ltd                                         2,708                                          55,408
Nissin Kogyo Co Ltd                                         1,338                                          73,118
                                                                                              --------------------
                                                                                                        4,904,546
                                                                                              --------------------
Beverages - Non-alcoholic (0.01%)
Asahi Soft Drinks Co Ltd                                    1,927                                          23,314
                                                                                              --------------------

Beverages - Wine & Spirits (0.93%)
C&C Group PLC                                              14,987                                          95,461
Davide Campari-Milano SpA                                   9,901                                          72,992
Diageo PLC                                                101,330                                       1,466,458
Mercian Corp                                               19,936                                          72,630
Pernod-Ricard SA                                            5,967                                       1,037,457
                                                                                              --------------------
                                                                                                        2,744,998
                                                                                              --------------------
Brewery (0.69%)
InBev NV                                                   29,583                                       1,283,077
Royal UNIBREW A/S                                             826                                          69,492
Wolverhampton & Dudley Brew PLC                            31,028                                         675,958
                                                                                              --------------------
                                                                                                        2,028,527
                                                                                              --------------------
Building - Heavy Construction (1.14%)
ACS Actividades Cons y Serv                                60,788                                       1,951,027
Aker Kvaerner ASA (a)                                      16,978                                       1,039,303
Cheung Kong Infrastructure Holdings Ltd                    37,801                                         118,958
Daewoo Engineering & Construction Co Ltd (a)               10,790                                         143,034
NCC AB                                                      2,903                                          51,979
Sambu Construction Co Ltd (a)                                 590                                          15,000
Severfield-Rowen Plc                                        1,262                                          20,939
Veidekke ASA                                                  591                                          16,802
                                                                                              --------------------
                                                                                                        3,357,042
                                                                                              --------------------
Building - Maintenance & Service (0.04%)
Babcock International Group                                24,464                                          97,121
Programmed Maintenance Services Ltd                         3,060                                           7,969
                                                                                              --------------------
                                                                                                          105,090
                                                                                              --------------------
Building - Mobil Home & Manufactured Housing (0.00%)
Maisons France Confort                                        147                                           8,059
                                                                                              --------------------

Building - Residential & Commercial (0.08%)
Desarrolladora Homex SA de CV ADR (a)                       5,300                                         162,604
Kaufman & Broad SA                                            752                                          60,273
                                                                                              --------------------
                                                                                                          222,877
                                                                                              --------------------
Building & Construction - Miscellaneous (1.16%)
Ando Corp                                                   2,758                                           8,015

Aveng Ltd                                                  60,846                                         172,585
Ballast Nedam                                                 860                                          33,729
Boskalis Westminster                                          188                                          12,474
Bouygues                                                   22,841                                       1,112,710
Eiffage                                                     9,018                                         971,176
Galliford Try Plc                                           9,324                                          14,406
JM AB                                                       4,126                                         182,488
Koninklijke BAM Groep NV                                    7,582                                         634,084
Leighton Holdings Ltd                                       8,856                                         116,155
Morgan Sindall PLC                                          4,211                                          67,195
Samwhan Corp (a)                                            1,085                                          21,574
Sjaelso Gruppen                                               167                                          44,659
United Group Ltd                                            3,273                                          27,707
                                                                                              --------------------
                                                                                                        3,418,957
                                                                                              --------------------
Building & Construction Products - Miscellaneous (0.12%)
CSR Ltd                                                    35,373                                          90,299
FLSmidth & Co A/S                                             753                                          22,149
Kingspan Group Plc                                         19,152                                         240,591
                                                                                              --------------------
                                                                                                          353,039
                                                                                              --------------------
Building Products - Cement & Aggregate (1.00%)
Adelaide Brighton Ltd                                      88,076                                         135,677
Cementir SpA                                                2,541                                          14,597
Cemex SA de CV                                             79,238                                         469,797
Holcim Ltd                                                  3,273                                         222,265
Italcementi SpA                                             6,971                                         129,671
Rinker Group Ltd                                           96,784                                       1,167,886
Taiheiyo Cement Corp                                      195,124                                         791,870
                                                                                              --------------------
                                                                                                        2,931,763
                                                                                              --------------------
Cable TV (0.56%)
Rogers Communications - Class B                            38,900                                       1,638,385
                                                                                              --------------------

Casino Hotels (0.03%)
Genting Bhd                                                17,591                                          99,602
                                                                                              --------------------

Cellular Telecommunications (1.81%)
America Movil SA de CV ADR                                 14,062                                         411,454
China Mobile Hong Kong Ltd                                389,814                                       1,845,113
Digi.Com BHD (a)                                           38,987                                          80,460
Far EasTone Telecommunications Co Ltd                     140,600                                         159,038
KT Freetel Co Ltd (a)                                      10,498                                         255,998
MobileOne Ltd                                              41,290                                          52,643
NTT DoCoMo Inc                                                538                                         820,469
SK Telecom Co Ltd                                           1,440                                         257,842
Telepark Corp                                                  16                                          49,886
Virgin Mobile Holdings UK PLC                              17,181                                         111,050
Vodafone Egypt Telecommunications SAE                       1,326                                          23,333
Vodafone Group PLC                                        579,658                                       1,248,877
                                                                                              --------------------
                                                                                                        5,316,163
                                                                                              --------------------
Ceramic Products (0.01%)
Krosaki Harima Corp                                         2,765                                          15,016
                                                                                              --------------------

Chemicals - Diversified (1.90%)
BASF AG                                                    15,904                                       1,214,308
Hanwha Chem Corp (a)                                       10,720                                         122,487
Imperial Chemical Industries PLC                           52,983                                         301,525
Israel Chemicals Ltd                                       34,592                                         136,527
K+S AG                                                      3,394                                         204,173
Koninklijke DSM NV                                         26,113                                       1,062,656
Mitsubishi Gas Chemical Co Inc                            151,117                                       1,427,565
Ube Industries Ltd/Japan                                  409,422                                       1,110,015
                                                                                              --------------------
                                                                                                        5,579,256
                                                                                              --------------------
Chemicals - Plastics (0.07%)
Formosa Plastics Corp                                     135,000                                         207,579
Sekisui Jushi Corp                                          1,446                                          11,087
                                                                                              --------------------
                                                                                                          218,666
                                                                                              --------------------
Chemicals - Specialty (0.10%)
Auriga Industries                                           2,123                                          63,957
Daicel Chemical Industries Ltd                             20,889                                         150,079
Tokyo Ohka Kogyo Co Ltd                                     3,120                                          89,876
                                                                                              --------------------
                                                                                                          303,912
                                                                                              --------------------
Circuit Boards (0.89%)
Ibiden Co Ltd                                              48,765                                       2,611,157
                                                                                              --------------------

Coal (0.04%)
Banpu Public Co Ltd (a)(b)                                 33,500                                         107,036
                                                                                              --------------------

Coatings & Paint (0.01%)
Sakata INX Corp                                             2,068                                          10,250
Wattyl Ltd                                                  7,424                                          18,189
                                                                                              --------------------
                                                                                                           28,439
                                                                                              --------------------
Commercial Banks (16.22%)
Amagerbanken A/S                                              402                                          85,442
Anglo Irish Bank Corp PLC                                  88,004                                       1,339,087
Anglo Irish Bank Corp PLC                                  14,829                                         224,767
Banca Intesa SpA                                          363,226                                       1,917,286
Banca Popolare di Milano SCRL                              86,420                                         943,425
Banche Popolari Unite Scrl                                 12,545                                         274,049
Banco Bilbao Vizcaya Argentaria SA                        153,398                                       2,728,587
Banco do Brasil SA                                          7,045                                         127,296
Banco Nossa Caixa SA (a)                                    6,428                                          96,055
Banco Sabadell SA                                          10,187                                         266,277
Banco Santander Central Hispano SA                        158,102                                       2,079,357
BanColombia SA ADR                                          6,523                                         188,058
Bank Hapoalim BM                                           31,066                                         144,272
Bank of Iwate Ltd/The                                         417                                          28,688
Bank of Nagoya Ltd/The                                      2,371                                          19,043
Bank of Queensland Ltd                                      5,062                                          54,770
Bank of the Philippine Islands                            136,011                                         139,768
BNP Paribas                                                37,709                                       3,040,187
Commercial International Bank                              15,315                                         156,599
Commerzbank AG                                             52,628                                       1,627,670
Credit Suisse Group                                        43,688                                       2,220,946
Daegu Bank                                                  8,630                                         130,622
Danske Bank A/S                                            54,983                                       1,930,311
DNB NOR ASA                                               148,133                                       1,575,127
FirstRand Ltd                                              53,237                                         154,864
HBOS PLC                                                   34,712                                         591,445
HSBC Holdings PLC                                         193,307                                       3,096,231
Jeonbuk Bank                                                6,344                                          61,504
Jyske Bank (a)                                             16,881                                         826,237
Kagoshima Bank Ltd/The                                      3,386                                          26,823
KBC Groep NV                                               23,329                                       2,164,271
Keiyo Bank Ltd/The                                         12,168                                          86,701
Kookmin Bank                                               20,500                                       1,551,417
Mitsubishi UFJ Financial Group Inc                            118                                       1,599,593
Mizuho Financial Group Inc                                    304                                       2,410,777
National Bank of Greece SA                                 38,830                                       1,648,871
Oita Bank Ltd/The                                           3,531                                          28,420
Pusan Bank                                                 23,790                                         311,834
Raiffeisen International Bank Holding AS (a)                2,128                                         139,435
San-In Godo Bank Ltd/The                                    2,548                                          26,294
Sberbank RF                                                 1,398                                         183,138
Siam Commercial Bank Public (a)(b)                         79,600                                         100,956
Skandinaviska Enskilda Banken AB                           57,533                                       1,181,947
Societe Generale                                           18,721                                       2,294,359
Spar Nord Bank A/S                                             95                                          13,957
Sparebanken Midt-Norge                                      2,155                                          24,904
Sparebanken Rogaland                                          438                                          14,878
Sumitomo Mitsui Financial Group Inc                           183                                       1,938,067
Sumitomo Trust & Banking Co Ltd/The                       146,000                                       1,490,553
Tokyo Tomin Bank Ltd/The                                      946                                          36,869
UBS AG                                                     22,568                                       2,142,158
UniCredito Italiano SpA                                   200,532                                       1,376,650
Westpac Banking Corp                                       42,755                                         713,509
Yamaguchi Bank Ltd/The                                      3,174                                          45,581
                                                                                              --------------------
                                                                                                       47,619,932
                                                                                              --------------------
Commercial Services (0.10%)
ITE Group PLC                                               2,541                                           5,136
Nomura Co Ltd                                               2,532                                          17,012
SGS SA                                                        153                                         128,627
So-net M3 Inc (a)                                              22                                         124,697
Spice Holdings PLC                                          3,301                                          14,862
                                                                                              --------------------
                                                                                                          290,334
                                                                                              --------------------
Computer Services (0.48%)
Alten (a)                                                   2,292                                          68,399
Computershare Ltd                                         250,548                                       1,247,934
HIQ International AB                                        2,014                                          10,907
Sopra Group SA                                                341                                          24,978
Torex Retail PLC                                           26,835                                          49,294
                                                                                              --------------------
                                                                                                        1,401,512
                                                                                              --------------------
Computers (0.32%)
Acer Inc                                                  116,600                                         292,893
High Tech Computer Corp                                    25,200                                         472,649
Wistron Corp (a)                                          144,000                                         182,834
                                                                                              --------------------
                                                                                                          948,376
                                                                                              --------------------
Computers - Integrated Systems (0.40%)
Hitachi Systems & Services Ltd                              2,485                                          63,372
Otsuka Corp                                                10,096                                       1,112,844
                                                                                              --------------------
                                                                                                        1,176,216
                                                                                              --------------------
Computers  -Memory Devices (0.05%)
Quanta Storage Inc                                        111,200                                         147,960
                                                                                              --------------------

Computers - Peripheral Equipment (0.66%)
Logitech International SA (a)                              40,280                                       1,887,242
Melco Holdings Inc                                          1,723                                          55,326
                                                                                              --------------------
                                                                                                        1,942,568
                                                                                              --------------------
Consulting Services (0.10%)
ASK Planning Center Inc                                     3,552                                          29,492
Intage Inc                                                    736                                          18,894
KK DaVinci Advisors (a)                                        17                                         128,044
Savills PLC                                                 6,709                                         114,715
                                                                                              --------------------
                                                                                                          291,145
                                                                                              --------------------

Cosmetics & Toiletries (0.06%)
LG Household & Health Care Ltd                              1,070                                          58,218
Oriflame Cosmetics SA                                       3,650                                         105,025
                                                                                              --------------------
                                                                                                          163,243
                                                                                              --------------------
Diagnostic Equipment (0.01%)
Draegerwerk AG                                                406                                          21,028
                                                                                              --------------------

Distribution & Wholesale (0.78%)
Alesco Corp Ltd                                             4,435                                          32,371
Buhrmann NV                                                10,348                                         151,721
Chori Co Ltd (a)                                           11,560                                          31,047
Inabata & Co Ltd                                            2,913                                          28,703
Inchcape Plc                                                4,313                                         169,262
Itochu-Shokuhin Co Ltd                                        346                                          14,657
Shinwa Co Ltd/Nagoya                                          769                                          20,849
Telewave Inc                                                   19                                         141,176
Trusco Nakayama Corp                                        1,269                                          31,717
Univar NV                                                   1,335                                          51,965
Wolseley PLC                                               77,361                                       1,625,577
                                                                                              --------------------
                                                                                                        2,299,045
                                                                                              --------------------
Diversified Financial Services (0.95%)
Acta Holding ASA                                           32,246                                          85,243
Cathay Financial Holding Co Ltd                            26,000                                          47,103
Hana Financial Group Inc                                    5,121                                         234,037
Investec Ltd                                                3,657                                         159,138
Investec PLC                                                3,351                                         147,272
Sampo Oyj                                                  71,095                                       1,234,422
Shin Kong Financial Holding Co Ltd                        248,379                                         193,225
Shinhan Financial Group Co Ltd (a)                          9,020                                         366,297
SinoPac Financial Holdings Co Ltd                         351,000                                         169,392
Woori Finance Holdings Co Ltd (a)                           7,040                                         139,985
                                                                                              --------------------
                                                                                                        2,776,114
                                                                                              --------------------
Diversified Manufacturing Operations (0.44%)
Charter Plc (a)                                            29,490                                         284,521
NKT Holding A/S                                             1,558                                          71,205
Senior Plc                                                 13,040                                          13,320
Smiths Group PLC                                           49,574                                         888,502
Ten Cate NV                                                   443                                          44,939
                                                                                              --------------------
                                                                                                        1,302,487
                                                                                              --------------------
Diversified Minerals (2.13%)
Anglo American PLC                                         35,900                                       1,219,059
Antofagasta PLC                                            10,062                                         323,884
BHP Billiton PLC                                          193,363                                       3,146,921
Birch Mountain Resources (a)                               11,902                                          84,770
Eurozinc Mining Corp (a)                                   29,916                                          28,683
Inmet Mining Corp                                           4,821                                         121,748
Teck Cominco Ltd                                           24,909                                       1,323,121
                                                                                              --------------------
                                                                                                        6,248,186
                                                                                              --------------------
Diversified Operations (0.70%)
Alfa SA de CV                                              31,672                                         175,664
Bergman & Beving AB                                           486                                           6,962
Brascan (a)                                                36,402                                       1,826,410
HKR International Ltd - Rights (a)(b)                      15,700                                              20
HKR International Ltd                                      94,200                                          45,560
                                                                                              --------------------
                                                                                                        2,054,616
                                                                                              --------------------

E-Commerce - Products (0.04%)
Submarino SA (a)                                            7,336                                         130,355
                                                                                              --------------------

E-Commerce - Services (0.00%)
QXL Ricardo PLC (a)                                            59                                          12,129
                                                                                              --------------------

Electric - Generation (0.08%)
CEZ                                                         2,800                                          83,726
Ratchaburi Electricity Generating Holding PLC (a)(b)      146,654                                         146,654
                                                                                              --------------------
                                                                                                          230,380
                                                                                              --------------------
Electric - Integrated (2.62%)
E.ON AG                                                    13,483                                       1,390,954
Fortum Oyj                                                 53,584                                       1,001,169
International Power PLC                                   440,175                                       1,807,929
Okinawa Electric Power Co Inc/The                             547                                          30,170
RWE AG                                                     20,760                                       1,527,529
Scottish & Southern Energy PLC                             68,874                                       1,199,531
Verbund - Oesterreichische Elektrizitaetswirtschafts AG     2,055                                         730,345
                                                                                              --------------------
                                                                                                        7,687,627
                                                                                              --------------------
Electric Products - Miscellaneous (0.16%)
LG Electronics Inc                                          3,530                                         311,845
Nippon Signal Co Ltd                                        4,966                                          44,472
Nordisk Solar Co                                               78                                           6,945
Ultra Electronics Holdings                                  6,125                                         104,309
                                                                                              --------------------
                                                                                                          467,571
                                                                                              --------------------
Electronic Components - Miscellaneous (0.74%)
AddTech AB                                                    468                                           5,601
Asustek Computer Inc                                       46,900                                         144,229
Chemring Group Plc                                          3,315                                          41,772
HON HAI Precision Industry Co Ltd                          96,857                                         530,836
Hoya Corp                                                  36,100                                       1,296,823
Jurong Technologies Industrial Corp Ltd                    72,449                                          78,863
Star Micronics Co Ltd                                       2,939                                          48,033
U-Shin Ltd                                                  2,588                                          24,119
                                                                                              --------------------
                                                                                                        2,170,276
                                                                                              --------------------
Electronic Components - Semiconductors (2.08%)
Hynix Semiconductor Inc (a)                                39,067                                       1,364,263
MediaTek Inc                                                9,900                                         116,655
Samsung Electronics Co Ltd                                  4,495                                       2,930,410
Shinko Electric Industries                                 15,276                                       1,154,469
SOITEC (a)                                                 34,550                                         555,470
                                                                                              --------------------
                                                                                                        6,121,267
                                                                                              --------------------
Electronic Measurement Instruments (0.03%)
ESPEC Corp                                                  1,905                                          30,585
V Technology Co Ltd (a)                                         4                                          55,579
                                                                                              --------------------
                                                                                                           86,164
                                                                                              --------------------
Electronic Parts Distribution (0.01%)
Marubun Corp                                                1,511                                          20,598
                                                                                              --------------------

Energy - Alternate Sources (0.04%)
Solarworld AG                                                 942                                         124,447
                                                                                              --------------------

Engineering - Research & Development Services (0.17%)
ABB Ltd (a)                                                22,479                                         217,464
Arcadis NV                                                    317                                          10,021
Bradken Ltd                                                 7,363                                          23,765
Downer EDI Ltd                                             14,811                                          78,008
Keller Group PLC                                            1,515                                          11,151
Larsen & Toubro Ltd                                         3,957                                         162,131
WSP Group PLC                                               1,084                                           6,797
                                                                                              --------------------
                                                                                                          509,337
                                                                                              --------------------
Enterprise Software & Services (0.00%)
Linedata Services                                             263                                           6,964
                                                                                              --------------------

Entertainment Software (0.02%)
UBISOFT Entertainment (a)                                   1,356                                          64,235
                                                                                              --------------------

Environmental Monitoring & Detection (0.01%)
Munters AB                                                  1,067                                          29,361
                                                                                              --------------------

E-Services - Consulting (0.01%)
Transcom WorldWide SA (a)                                   2,934                                          24,239
                                                                                              --------------------

Feminine Health Care Products (0.07%)
Hengan International Group Co Ltd                         184,044                                         208,883
                                                                                              --------------------

Finance - Consumer Loans (0.42%)
African Bank Investments Ltd                               68,364                                         264,079
Jaccs Co Ltd                                               14,701                                         164,036
Sanyo Shinpan Finance Co Ltd                               11,119                                         796,973
                                                                                              --------------------
                                                                                                        1,225,088
                                                                                              --------------------
Finance - Investment Banker & Broker (1.56%)
Binck NV                                                    1,336                                          14,419
Canaccord Capital Inc                                       2,089                                          26,628
Daiwa Securities Group Inc                                 87,000                                         985,504
Macquarie Bank Ltd                                         22,235                                       1,111,562
Nomura Holdings Inc                                       125,138                                       2,396,102
Takagi Securities Co Ltd                                    7,179                                          45,009
                                                                                              --------------------
                                                                                                        4,579,224
                                                                                              --------------------
Finance - Leasing Company (0.86%)
Athlon Holding NV                                             558                                          14,803
Banca Italease (a)                                          5,711                                         145,035
Century Leasing System Inc                                  2,619                                          45,932
Fuyo General Lease Co Ltd                                   1,719                                          80,102
ORIX Corp                                                   8,762                                       2,230,773
                                                                                              --------------------
                                                                                                        2,516,645
                                                                                              --------------------
Finance - Mortgage Loan/Banker (0.19%)
Paragon Group of Cos PLC                                   51,201                                         566,507
                                                                                              --------------------

Finance - Other Services (0.69%)
Australian Stock Exchange Ltd                               3,150                                          75,097
Cabcharge Australia Ltd                                     1,775                                           8,854
Deutsche Boerse AG                                         14,722                                       1,500,714
Grupo Financiero Banorte SA de CV                         116,876                                         241,934
NETeller PLC (a)                                            6,815                                          86,167
SFE Corp Ltd                                               12,417                                         126,062
                                                                                              --------------------
                                                                                                        2,038,828
                                                                                              --------------------
Financial Guarantee Insurance (0.04%)
Euler Hermes SA                                             1,395                                         125,385
                                                                                              --------------------

Fisheries (0.24%)
Fjord Seafood ASA (a)                                      20,918                                          13,747
Nichiro Corp                                               19,335                                          47,506
Nippon Suisan Kaisha Ltd                                  138,000                                         556,536
PAN Fish ASA (a)                                          275,216                                          84,948
                                                                                              --------------------
                                                                                                          702,737
                                                                                              --------------------
Food - Confectionery (0.04%)
Barry Callebaut AG (a)                                        114                                          37,065
Morinaga & Co Ltd                                          27,646                                          86,196
                                                                                              --------------------
                                                                                                          123,261
                                                                                              --------------------
Food - Dairy Products (0.09%)
Binggrae Co Ltd (a)                                         5,000                                         197,111
Maeil Dairy Industry Co Ltd (a)                             2,984                                          62,139
                                                                                              --------------------
                                                                                                          259,250
                                                                                              --------------------
Food - Flour & Grain (0.00%)
Samyang Genex Co Ltd                                          132                                           8,619
                                                                                              --------------------

Food - Miscellaneous/Diversified (1.55%)
Daesang Corp (a)                                           17,746                                         253,678
Nestle SA                                                  10,422                                       3,107,740
Nisshin Oillio Group Ltd/The                                5,322                                          36,523
Orkla ASA                                                  27,802                                       1,147,596
Pulmuone Co Ltd (a)                                           329                                          15,069
                                                                                              --------------------
                                                                                                        4,560,606
                                                                                              --------------------
Food - Retail (0.05%)
Spar Group Ltd/The                                         29,404                                         143,717
                                                                                              --------------------

Food - Wholesale & Distribution (0.02%)
Kato Sangyo Co Ltd                                            818                                          15,871
Valor Co Ltd                                                1,123                                          43,576
                                                                                              --------------------
                                                                                                           59,447
                                                                                              --------------------
Footwear & Related Apparel (0.05%)
Geox SpA                                                    9,756                                         106,964
Prime Success International Group                          80,114                                          40,297
                                                                                              --------------------
                                                                                                          147,261
                                                                                              --------------------
Gambling (Non-Hotel) (0.27%)
OPAP SA                                                    23,257                                         798,295
                                                                                              --------------------

Gas - Distribution (0.01%)
Shizuoka Gas Co Ltd                                         6,293                                          43,453
                                                                                              --------------------

Gold Mining (0.08%)
Harmony Gold Mining Co Ltd (a)                             15,271                                         204,416
Northgate Minerals Corp (a)                                 8,680                                          15,827
                                                                                              --------------------
                                                                                                          220,243
                                                                                              --------------------
Hazardous Waste Disposal (0.02%)
Newalta Income Fund                                         1,882                                          47,012
                                                                                              --------------------

Home Furnishings (0.03%)
Lewis Group Ltd                                            10,507                                          77,761
                                                                                              --------------------

Human Resources (0.01%)
Brunel International                                        1,122                                          22,803
DIS Deutscher Industrie Service AG                             95                                           5,491
                                                                                              --------------------
                                                                                                           28,294
                                                                                              --------------------
Import & Export (1.58%)
Mitsubishi Corp                                            86,135                                       1,904,705
Mitsui & Co Ltd                                           128,000                                       1,642,972

Sumitomo Corp                                              84,000                                       1,085,318
                                                                                              --------------------
                                                                                                        4,632,995
                                                                                              --------------------
Industrial Audio & Video Products (0.01%)
Intelligent Digital Integrated Security                     1,930                                          33,031
                                                                                              --------------------

Industrial Automation & Robots (0.04%)
CKD Corp                                                    9,171                                         118,183
                                                                                              --------------------

Instruments - Controls (0.00%)
Sanyo Denki Co Ltd                                          1,420                                           8,121
                                                                                              --------------------

Instruments - Scientific (0.01%)
Lasertec Corp                                                 387                                          26,854
                                                                                              --------------------

Insurance Brokers (0.01%)
April Group                                                   592                                          24,370
                                                                                              --------------------

Interior Design/Architecture (0.00%)
GL Events                                                     352                                          11,626
                                                                                              --------------------

Internet Brokers (0.04%)
kabu.com Securities Co Ltd (a)                                 30                                         104,211
                                                                                              --------------------

Internet Content - Entertainment (0.01%)
Monstermob Group PLC (a)                                    2,634                                          19,919
                                                                                              --------------------

Internet Security (0.07%)
Check Point Software Technologies (a)                       9,477                                         190,488
                                                                                              --------------------

Investment Companies - Resources (0.01%)
Timbercorp Ltd                                             19,627                                          43,192
                                                                                              --------------------

Investment Management & Advisory Services (0.33%)
Aberdeen Asset Management PLC                              65,016                                         149,286
Kenedix Inc                                                   124                                         780,581
Record Investments Ltd                                      5,279                                          31,521
                                                                                              --------------------
                                                                                                          961,388
                                                                                              --------------------
Leisure & Recreation Products (0.02%)
CTS Eventim AG (a)                                            799                                          19,434
Rodriguez Group                                               449                                          24,145
                                                                                              --------------------
                                                                                                           43,579
                                                                                              --------------------
Lottery Services (0.07%)
Intralot SA-Integrated Lottery Systems                      5,972                                         104,255
Tattersall's Ltd (a)                                       37,867                                          88,610
                                                                                              --------------------
                                                                                                          192,865
                                                                                              --------------------
Machinery - Construction & Mining (1.25%)
Atlas Copco AB                                             78,734                                       1,751,051
Komatsu Ltd                                               111,000                                       1,834,796
Manitou BF SA                                                 354                                          15,137
Takeuchi Manufacturing Co Ltd                                 473                                          27,972
Wajax Income Fund                                           1,202                                          31,600
                                                                                              --------------------
                                                                                                        3,660,556
                                                                                              --------------------
Machinery - Farm (0.59%)
Kubota Corp                                               206,404                                       1,733,003
                                                                                              --------------------


Machinery - General Industry (0.27%)
Andritz AG                                                  1,245                                         136,354
Furukawa Co Ltd                                            17,825                                          47,874
Makino Milling Machine Co Ltd                              12,202                                         134,395
MMI Holding Ltd                                           117,246                                          45,480
Nabtesco Corp                                               8,393                                         108,015
Okuma Holdings Inc                                          8,197                                         103,617
Pinguely-Haulotte                                           5,351                                         104,649
Sintokogio Ltd                                              5,450                                          63,721
Toshiba Machine Co Ltd                                      4,903                                          48,477
                                                                                              --------------------
                                                                                                          792,582
                                                                                              --------------------
Machinery - Material Handling (0.04%)
Daifuku Co Ltd                                              5,292                                          89,896
Fuji Machine Manufacturing Co Ltd                           1,764                                          35,645
                                                                                              --------------------
                                                                                                          125,541
                                                                                              --------------------
Machinery - Thermal Processing (0.04%)
Daihen Corp                                                22,908                                         106,747
                                                                                              --------------------

Medical - Biomedical/Gene (0.14%)
Basilea Pharmaceutica (a)                                      74                                           7,804
Cambridge Antibody Technology Group Plc (a)                31,959                                         383,234
Morphosys AG (a)                                              421                                          20,415
                                                                                              --------------------
                                                                                                          411,453
                                                                                              --------------------
Medical - Drugs (4.72%)
Active Biotech AB (a)                                         612                                           6,286
ALK-Abello A/S (a)                                            393                                          41,889
AstraZeneca PLC                                            58,854                                       2,858,334
Chong Kun Dang Pharm Corp (a)                                 380                                          14,108
GlaxoSmithKline PLC                                        54,714                                       1,379,826
Hikma Pharmaceuticals PLC (a)                              24,763                                         172,066
Merck KGaA                                                  7,684                                         634,910
Miraca Holdings Inc                                         2,547                                          55,459
Novartis AG                                                56,479                                       2,959,046
Recordati SpA                                               8,771                                          60,213
Roche Holding AG                                           21,956                                       3,286,861
Rohto Pharmaceutical Co Ltd                                57,317                                         573,024
Sanofi-Aventis                                              6,822                                         595,471
Santen Pharmaceutical Co Ltd                               23,800                                         657,358
Tsumura & Co                                               20,000                                         552,402
                                                                                              --------------------
                                                                                                       13,847,253
                                                                                              --------------------
Medical - Generic Drugs (0.10%)
Teva Pharmaceutical Industries Ltd ADR                      6,852                                         294,705
                                                                                              --------------------

Medical - Hospitals (0.19%)
Capio AB                                                   31,525                                         560,499
                                                                                              --------------------

Medical - Wholesale Drug Distribution (0.01%)
Meda AB                                                     1,449                                          19,663
                                                                                              --------------------

Medical Instruments (0.10%)
Elekta AB                                                   9,951                                         147,541
Nihon Kohden Corp                                           3,106                                          50,789
Topcon Corp                                                 3,044                                         105,223
                                                                                              --------------------
                                                                                                          303,553
                                                                                              --------------------
Medical Laboratory & Testing Service (0.03%)
CML Healthcare Income Fund                                  4,265                                          52,576

Eurofins Scientific (a)                                       459                                          20,411
                                                                                              --------------------
                                                                                                           72,987
                                                                                              --------------------
Medical Products (0.44%)
Nobel Biocare Holding AG                                      800                                         175,424
Phonak Holding AG                                          25,116                                       1,078,619
Ypsomed Holding AG (a)                                        247                                          38,232
                                                                                              --------------------
                                                                                                        1,292,275
                                                                                              --------------------
Metal - Diversified (1.89%)
AUR Resources Inc                                           8,693                                          87,663
MMC Norilsk Nickel ADR                                      2,780                                         261,598
Rio Tinto PLC                                              78,271                                       3,564,858
Vedanta Resources PLC                                      16,127                                         240,451
Zinifex Ltd                                               275,932                                       1,392,584
                                                                                              --------------------
                                                                                                        5,547,154
                                                                                              --------------------
Metal - Iron (0.04%)
Novolipetsk Steel (a)(b)                                    8,727                                         124,796
                                                                                              --------------------

Metal Processors & Fabrication (0.11%)
Ahresty Corp                                                1,935                                          44,428
Catcher Technology Co Ltd                                  21,904                                         176,737
Neturen Co Ltd                                              2,709                                          27,083
Ryobi Ltd                                                   5,717                                          40,348
Tocalo Co Ltd                                               1,385                                          46,585
                                                                                              --------------------
                                                                                                          335,181
                                                                                              --------------------
Metal Products - Distribution (0.03%)
Daiichi Jitsugyo Co Ltd                                     2,898                                          14,167
Furusato Industries Ltd                                     1,154                                          24,834
Metka SA (a)                                                3,428                                          36,473
Sato Shoji Corp                                             1,294                                          17,574
                                                                                              --------------------
                                                                                                           93,048
                                                                                              --------------------
Mining Services (0.01%)
Major Drilling Group International (a)                      1,498                                          22,557
                                                                                              --------------------

Miscellaneous Manufacturers (0.09%)
Amano Corp                                                  3,600                                          68,627
Balda AG                                                    7,139                                          91,787
Mecalux SA (a)                                              1,742                                          43,767
RHI AG (a)                                                  2,076                                          55,831
                                                                                              --------------------
                                                                                                          260,012
                                                                                              --------------------
Mortgage Banks (0.44%)
Home Capital Group Inc                                      2,610                                          77,642
Hypo Real Estate Holding AG                                23,244                                       1,204,725
                                                                                              --------------------
                                                                                                        1,282,367
                                                                                              --------------------
Motion Pictures & Services (0.01%)
Toei Animation Co Ltd                                         563                                          43,407
                                                                                              --------------------

Multi-line Insurance (3.03%)
Allianz AG                                                 15,775                                       2,380,820
Alm. Brand Skadesforsikring A/S (a)                           648                                          27,207
AXA SA                                                     65,841                                       2,117,089
Baloise Holding AG                                          2,242                                         130,562
CNP Assurances                                              1,402                                         110,139
Fondiaria-Sai SpA                                          48,888                                       1,604,265
ING Groep NV 7.20%                                         68,273                                       2,359,573
Porto Seguro SA (a)                                        16,184                                         173,239
                                                                                              --------------------
                                                                                                        8,902,894
                                                                                              --------------------

Multimedia (0.60%)
Vivendi Universal SA                                       56,828                                       1,773,655
                                                                                              --------------------

Non-Ferrous Metals (0.07%)
Grupo Mexico SA de CV                                      85,128                                         198,462
                                                                                              --------------------

Office Automation & Equipment (0.86%)
Canon Inc                                                  29,440                                       1,721,054
Neopost SA                                                  7,969                                         796,167
                                                                                              --------------------
                                                                                                        2,517,221
                                                                                              --------------------
Oil - Field Services (0.37%)
Bourbon SA                                                  1,010                                          88,100
CCS Income Trust UTS                                          958                                          30,344
Peak Energy Services Trust                                  2,144                                          24,135
Trican Well Service Ltd (a)                                19,978                                         957,726
                                                                                              --------------------
                                                                                                        1,100,305
                                                                                              --------------------
Oil & Gas Drilling (0.29%)
Ensign Energy Services Inc (a)                             20,569                                         826,176
Sinvest ASA (a)                                             1,316                                          16,666
                                                                                              --------------------
                                                                                                          842,842
                                                                                              --------------------
Oil Company - Exploration & Production (1.45%)
ARC Energy Ltd (a)                                         17,179                                          22,053
Burren Energy PLC                                          12,277                                         192,533
Canadian Natural Resources (a)                             24,191                                       1,193,449
CNOOC Ltd                                                 271,299                                         183,699
Daylight Energy Trust                                       4,961                                          52,789
EnCana                                                     31,758                                       1,428,926
Find Energy Ltd (a)                                         3,991                                          31,671
Focus Energy Trust                                          2,804                                          61,738
JKX Oil & Gas Plc                                           4,954                                          21,049
NovaTek OAO (b)                                             5,362                                         120,645
OAO Gazprom ADR                                             4,032                                         289,901
Oil & Natural Gas Corp Ltd                                  6,338                                         165,448
Oil Search Ltd                                             30,826                                          83,440
Open Range Energy - Warrants (a)(b)                            27                                              38
Open Range Energy Corp (a)                                    135                                             551
PTT Public (b)                                             26,257                                         144,734
Real Resources Inc (a)                                      3,965                                          84,517
Total Gabon                                                    16                                          11,078
Tullow Oil Plc                                             36,564                                         169,324
                                                                                              --------------------
                                                                                                        4,257,583
                                                                                              --------------------
Oil Company - Integrated (6.47%)
BP PLC                                                    286,356                                       3,045,451
China Petroleum & Chemical Corp                           331,566                                         164,638
ENI SpA                                                   111,319                                       3,076,511
Husky Energy Inc                                           19,063                                         962,819
LUKOIL ADR                                                 12,131                                         710,270
Mol Magyar Olaj- es Gazipari Rt                             1,600                                         149,143
OMV AG                                                     26,950                                       1,573,551
PetroChina Co Ltd                                         393,219                                         322,038
Petroleo Brasileiro SA ADR                                  6,779                                         483,139
Royal Dutch Shell PLC - A Shares                           24,888                                         756,815
Royal Dutch Shell PLC - B Shares                           66,741                                       2,128,837
Sasol Ltd                                                  10,548                                         376,685
Statoil ASA                                                68,003                                       1,556,650
Total SA                                                   14,703                                       3,680,173
                                                                                              --------------------
                                                                                                       18,986,720
                                                                                              --------------------

Oil Field Machinery & Equipment (0.03%)
Total Energy Services Trust                                 2,726                                          39,601
Western Lakota Energy Services Inc (a)                      3,949                                          58,687
                                                                                              --------------------
                                                                                                           98,288
                                                                                              --------------------
Oil Refining & Marketing (0.71%)
Bharat Petroleum Corp Ltd                                   5,163                                          49,806
Caltex Australia Ltd                                       47,138                                         670,125
ERG SpA                                                    37,045                                         888,786
Polski Koncern Naftowy Orlen                               12,153                                         233,927
SK Corp                                                     2,160                                         111,328
Thai Oil Public (a)(b)                                     90,715                                         140,498
                                                                                              --------------------
                                                                                                        2,094,470
                                                                                              --------------------
Pastoral & Agricultural (0.04%)
Charoen Pokphand Foods PCL (a)(b)                         871,039                                         129,594
                                                                                              --------------------

Petrochemicals (0.13%)
Honam Petrochemical Corp (a)                                4,024                                         199,040
Reliance Industries (a)                                     4,650                                         183,815
                                                                                              --------------------
                                                                                                          382,855
                                                                                              --------------------
Platinum (0.12%)
Impala Platinum Holdings Ltd                                2,415                                         354,873
                                                                                              --------------------

Power Converter & Supply Equipment (0.47%)
Bharat Heavy Electricals (a)                                4,912                                         152,998
Chloride Group                                              4,831                                           8,045
Schneider Electric SA                                      13,754                                       1,222,444
                                                                                              --------------------
                                                                                                        1,383,487
                                                                                              --------------------
Printing - Commercial (0.03%)
Nissha Printing Co Ltd                                      2,576                                          74,641
                                                                                              --------------------

Property & Casualty Insurance (0.29%)
Atrium Underwriting Plc                                     2,904                                           9,697
Chaucer Holdings Plc                                       25,659                                          26,540
Meritz Fire & Marine Insurance Co Ltd                         740                                          38,653
Sompo Japan Insurance Inc                                  57,000                                         770,270
                                                                                              --------------------
                                                                                                          845,160
                                                                                              --------------------
Property Trust (0.05%)
Galileo Shopping America Trust                             73,604                                          61,011
Macquarie ProLogis Trust                                   95,864                                          82,276
                                                                                              --------------------
                                                                                                          143,287
                                                                                              --------------------
Publishing - Books (0.01%)
Bloomsbury Publishing Plc                                   2,660                                          15,366
                                                                                              --------------------

Publishing - Newspapers (0.01%)
Alma Media (a)                                              2,018                                          18,281
                                                                                              --------------------

Publishing - Periodicals (0.57%)
Emap PLC                                                   13,595                                         201,533
Eniro AB                                                  109,217                                       1,372,314
Woongjin Thinkbig Co Ltd                                    8,800                                          95,326
                                                                                              --------------------
                                                                                                        1,669,173
                                                                                              --------------------
Racetracks (0.01%)
Snai SpA (a)                                                3,830                                          38,174
                                                                                              --------------------

Real Estate Magagement & Services (0.20%)
Castellum AB                                                2,900                                         104,214

Creed Corp                                                     31                                         180,175
DTZ Holdings PLC                                            5,910                                          44,946
Erinaceous Group PLC                                        8,264                                          43,803
Immobiliare Grande Distribuzione                            3,529                                           8,471
Kungsleden AB                                               1,913                                          55,285
Orco Property Group                                           387                                          28,393
Ryowa Life Create Co Ltd                                    1,023                                          11,094
Zephyr Co Ltd                                                  29                                         109,091
                                                                                              --------------------
                                                                                                          585,472
                                                                                              --------------------
Real Estate Operator & Developer (1.23%)
Agile Property Holdings Ltd (a)                           232,000                                         112,207
Capital & Regional PLC                                      5,332                                          78,950
CapitaLand Ltd                                            436,000                                         901,997
Cheung Kong Holdings Ltd                                  137,000                                       1,405,595
China Resources Land Ltd                                  184,233                                          76,629
Chinese Estates Holdings Ltd                               19,399                                          19,015
Fadesa Inmobiliaria SA                                      8,258                                         271,182
Hammerson Plc                                               6,714                                         117,855
Inmobiliaria Urbis SA                                       3,621                                          66,246
IRSA Inversiones y Representaciones SA (a)                  9,200                                         111,136
Joint Corp                                                  3,464                                         119,742
Metrovacesa SA                                              1,725                                         104,381
Urban Corp                                                  1,200                                         129,526
Vivacon AG                                                  2,242                                          75,370
Wheelock Properties S Ltd                                   2,871                                           7,528
Wing Tai Holdings Ltd                                      20,458                                          18,086
                                                                                              --------------------
                                                                                                        3,615,445
                                                                                              --------------------
Recycling (0.03%)
Asahi Pretec Corp                                           4,156                                         100,705
                                                                                              --------------------

REITS - Diversified (0.31%)
Gecina SA                                                     359                                          41,075
Rodamco Europe NV                                           1,811                                         150,173
Unibail                                                     5,463                                         724,293
                                                                                              --------------------
                                                                                                          915,541
                                                                                              --------------------
REITS - Office Property (0.03%)
GZI Real Estate Investment Trust (a)                      183,000                                          81,427
Prosperity REIT (a)                                         4,281                                           1,353
                                                                                              --------------------
                                                                                                           82,780
                                                                                              --------------------
REITS - Shopping Centers (0.22%)
Link REIT/The (a)                                         338,823                                         642,376
                                                                                              --------------------

Rental - Auto & Equipment (0.28%)
Ashtead Group Plc                                         244,702                                         762,462
Boom Logistics Ltd                                          6,107                                          14,649
Ramirent Oyj                                                1,060                                          31,071
Sixt AG                                                     1,017                                          25,791
                                                                                              --------------------
                                                                                                          833,973
                                                                                              --------------------
Retail - Apparel & Shoe (0.49%)
Etam Developpement SA (a)                                     229                                           9,130
Honeys Co Ltd                                                 930                                          75,642
Inditex SA                                                 25,884                                         841,143
Lindex AB (a)                                                 848                                          47,788
Lojas Renner SA (a)                                         8,605                                         276,296
Pal Co Ltd                                                    409                                          37,286
Point Inc                                                   1,707                                         142,165
                                                                                              --------------------
                                                                                                        1,429,450
                                                                                              --------------------

Retail - Automobile (0.01%)
Lookers Plc                                                 1,118                                           8,819
Vardy (Reg) Plc                                               521                                           7,406
                                                                                              --------------------
                                                                                                           16,225
                                                                                              --------------------
Retail - Bookstore (0.04%)
Culture Convenience Club Co Ltd                             2,215                                          91,017
Village Vanguard Co Ltd (a)                                     1                                          18,809
                                                                                              --------------------
                                                                                                          109,826
                                                                                              --------------------
Retail - Building Products (0.03%)
Homac Corp                                                  2,594                                          45,603
Kohnan Shoji Co Ltd                                         3,397                                          55,547
                                                                                              --------------------
                                                                                                          101,150
                                                                                              --------------------
Retail - Catalog Shopping (0.01%)
N Brown Group PLC                                           9,343                                          28,310
                                                                                              --------------------

Retail - Consumer Electronics (0.91%)
Carphone Warehouse Group PLC                               60,813                                         289,971
Yamada Denki Co Ltd                                        19,100                                       2,388,511
                                                                                              --------------------
                                                                                                        2,678,482
                                                                                              --------------------
Retail - Discount (0.33%)
Shinsegae Co Ltd                                            2,230                                         977,286
                                                                                              --------------------

Retail - Drug Store (0.29%)
Sundrug Co Ltd                                             14,452                                         790,985
Tsuruha Holdings Inc                                        1,597                                          73,335
                                                                                              --------------------
                                                                                                          864,320
                                                                                              --------------------
Retail - Home Furnishings (0.06%)
Ellerine Holdings Ltd                                      16,544                                         161,749
                                                                                              --------------------

Retail - Hypermarkets (0.03%)
Controladora Comercial Mexicana SA de CV                   65,189                                          99,766
                                                                                              --------------------

Retail - Jewelry (0.64%)
Compagnie Financiere Richemont AG                          38,288                                       1,661,727
Swatch Group AG                                             1,426                                         210,987
                                                                                              --------------------
                                                                                                        1,872,714
                                                                                              --------------------
Retail - Major Department Store (0.43%)
Hyundai Department Store Co Ltd (a)                         1,080                                          91,456
Marks & Spencer Group PLC                                 135,700                                       1,177,037
                                                                                              --------------------
                                                                                                        1,268,493
                                                                                              --------------------
Retail - Miscellaneous/Diversified (0.36%)
Aeon Co Ltd                                                32,400                                         823,519
Foschini Ltd                                               18,065                                         148,394
GS Home Shopping Inc                                          403                                          51,429
Hyundai Department Store H&S Co Ltd                           396                                          29,499
                                                                                              --------------------
                                                                                                        1,052,841
                                                                                              --------------------
Retail - Pubs (0.63%)
Punch Taverns PLC                                         126,130                                       1,836,193
                                                                                              --------------------

Retail - Restaurants (0.01%)
Caffe Nero Group PLC (a)                                    6,841                                          28,891
                                                                                              --------------------

Retail - Toy Store (0.00%)
JUMBO SA                                                      727                                           7,872
                                                                                              --------------------


Rubber - Tires (0.70%)
Continental AG                                             23,338                                       2,061,875
                                                                                              --------------------

Rubber & Plastic Products (0.02%)
Bando Chemical Industries Ltd (a)                           1,923                                           8,407
Mitsuboshi Belting Co Ltd                                   2,647                                          18,636
Semperit AG Holding                                           948                                          23,393
                                                                                              --------------------
                                                                                                           50,436
                                                                                              --------------------
Security Services (0.00%)
Garda World Security Corp (a)                                 826                                          10,691
                                                                                              --------------------

Semiconductor Component - Integrated Circuits (1.01%)
Chipbond Technology Corp                                   76,000                                         123,801
CSR PLC (a)                                                85,610                                       1,377,844
Novatek Microelectronics Corp Ltd                          78,314                                         460,208
Siliconware Precision Industries Co                       122,000                                         171,059
Taiwan Semiconductor Manufacturing Co Ltd                 406,649                                         773,850
Wolfson Microelectronics PLC (a)                            8,000                                          46,489
                                                                                              --------------------
                                                                                                        2,953,251
                                                                                              --------------------
Semiconductor Equipment (0.26%)
Tokyo Electron Ltd                                         12,013                                         754,184
                                                                                              --------------------

Shipbuilding (0.02%)
Aker Yards AS                                               1,323                                          63,305
                                                                                              --------------------

Silver Mining (0.01%)
Silver Wheaton Corp (a)                                     3,055                                          17,653
                                                                                              --------------------

Soap & Cleaning Products (0.43%)
Henkel KGaA                                                 2,969                                         297,677
Reckitt Benckiser PLC                                      29,608                                         976,429
                                                                                              --------------------
                                                                                                        1,274,106
                                                                                              --------------------
Steel - Producers (0.91%)
Boehler-Uddeholm AG                                         3,934                                         663,107
Evraz Group SA (b)(c)                                       9,172                                         166,013
IPSCO                                                       3,134                                         259,461
OneSteel Ltd                                               37,134                                          91,253
Osaka Steel Co Ltd                                          2,059                                          36,634
POSCO ADR                                                   4,895                                         242,351
Sumitomo Metal Industries Ltd                             314,000                                       1,207,795
                                                                                              --------------------
                                                                                                        2,666,614
                                                                                              --------------------
Steel - Specialty (0.37%)
Daido Metal Co Ltd                                          6,051                                          60,751
Daido Steel Co Ltd                                          4,852                                          46,329
Hitachi Metals Ltd                                         84,975                                         927,288
Nippon Metal Industry Co Ltd                               23,793                                          55,032
                                                                                              --------------------
                                                                                                        1,089,400
                                                                                              --------------------
Steel Pipe & Tube (0.40%)
Vallourec                                                   2,153                                       1,180,902
                                                                                              --------------------

Storage & Warehousing (0.00%)
Big Yellow Group Plc                                        2,231                                          11,595
                                                                                              --------------------

Sugar (0.06%)
Cosan SA Industria e Comercio (a)                           5,904                                         172,228
                                                                                              --------------------


Tea (0.05%)
Tata TEA Ltd                                                7,077                                         149,111
                                                                                              --------------------

Telecommunication Equipment (0.12%)
Foxconn International Holdings Ltd (a)                    134,829                                         219,975
Option NV (a)                                               1,787                                         132,268
                                                                                              --------------------
                                                                                                          352,243
                                                                                              --------------------
Telecommunication Services (0.32%)
Starhub Ltd                                               640,932                                         790,179
Telekomunikacja Polska SA                                  21,900                                         157,322
                                                                                              --------------------
                                                                                                          947,501
                                                                                              --------------------
Telephone - Integrated (2.55%)
China Netcom Group Corp Hong Kong Ltd                     176,402                                         285,527
Hellenic Telecommunications Organization SA (a)            61,717                                       1,310,371
KDDI Corp                                                     300                                       1,728,374
Royal KPN NV                                              139,933                                       1,398,043
Telecom Argentina SA ADR (a)                               13,200                                         170,148
Telefonica SA                                              47,348                                         709,846
Telefonos de Mexico SA de CV ADR                            9,664                                         238,507
Telekom Austria AG                                         58,687                                       1,315,262
Telkom SA Ltd                                              15,536                                         330,071
                                                                                              --------------------
                                                                                                        7,486,149
                                                                                              --------------------
Television (0.55%)
Carrere Group (a)                                             445                                           9,973
Gestevision Telecinco SA                                    9,599                                         241,396
Modern Times Group AB (a)                                  32,693                                       1,361,763
                                                                                              --------------------
                                                                                                        1,613,132
                                                                                              --------------------
Textile - Apparel (0.02%)
Descente Ltd                                                7,509                                          44,216
                                                                                              --------------------

Tobacco (1.67%)
British American Tobacco PLC                              103,438                                       2,313,815
Imperial Tobacco Group PLC                                 48,816                                       1,455,680
KT&G Corp                                                  25,610                                       1,141,347
                                                                                              --------------------
                                                                                                        4,910,842
                                                                                              --------------------
Tools - Hand Held (0.06%)
Makita Corp                                                 7,468                                         183,489
                                                                                              --------------------

Toys (0.01%)
Mega Bloks Inc (a)                                          1,318                                          31,163
                                                                                              --------------------

Transport - Marine (0.49%)
AP Moller - Maersk A/S                                         94                                         969,218
Berlian Laju Tanker Tbk PT                              1,197,728                                         126,589
Clarkson PLC                                                  349                                           5,200
Cosco Corp Singapore Ltd                                   24,553                                          31,895
D/S Norden                                                     25                                          11,564
D/S Torm A/S                                                2,263                                         109,152
Jaya Holdings Ltd                                          17,329                                          12,923
Labroy Marine Ltd                                          96,078                                          49,114
Pacific Basin Shipping Ltd                                 61,524                                          28,566
Shinwa Kaiun Kaisha Ltd                                     6,307                                          19,878
Smit Internationale NV                                        443                                          28,844
Wan Hai Lines Ltd                                               1                                               -
Wilh Wilhelmsen ASA                                         1,150                                          42,204
                                                                                              --------------------
                                                                                                        1,435,147
                                                                                              --------------------

Transport - Rail (0.94%)
Canadian National Railway                                  22,900                                       1,825,883
Construcciones y Auxiliar de Ferrocarriles SA                  79                                           8,508
East Japan Railway Co                                         133                                         913,861
                                                                                              --------------------
                                                                                                        2,748,252
                                                                                              --------------------
Transport - Services (0.13%)
Arriva Plc                                                 14,123                                         140,866
Grindrod Ltd                                               68,005                                         136,707
Hanjin Transportation Co Ltd (a)                            1,940                                          66,116
SMRT Corp Ltd                                              48,545                                          31,530
TransForce Income Fund                                        919                                          13,422
                                                                                              --------------------
                                                                                                          388,641
                                                                                              --------------------
Transport - Truck (0.08%)
DSV A/S                                                     1,857                                         228,474
                                                                                              --------------------

Travel Services (0.32%)
First Choice Holidays Plc                                 219,910                                         944,764
                                                                                              --------------------

Trucking & Leasing (0.01%)
Mullen Group Income Fund                                    1,518                                          42,480
                                                                                              --------------------

Veterinary Products (0.00%)
Dechra Pharmaceuticals Plc                                  1,824                                           8,235
                                                                                              --------------------

Water (0.11%)
Kelda Group Plc                                            24,830                                         329,930
                                                                                              --------------------

Web Portals (0.02%)
Dacom Corp                                                  5,250                                          71,672
                                                                                              --------------------

Wire & Cable Products (0.08%)
Daetwyler Holding AG                                            3                                           9,561
LS Cable Ltd                                                4,510                                         154,817
Taihan Electric Wire Co Ltd (a)                             2,220                                          56,771
                                                                                              --------------------
                                                                                                          221,149
                                                                                              --------------------
Wireless Equipment (0.12%)
Nokia OYJ                                                  19,767                                         360,235
                                                                                              --------------------
TOTAL COMMON STOCKS                                                                          $        289,268,998
                                                                                              --------------------
PREFERRED STOCKS (0.68%)
Airlines (0.05%)
Tam SA (a)                                                  8,100                                         153,989
                                                                                              --------------------

Commercial Banks (0.13%)
Banco Bradesco SA                                          13,431                                         389,329
                                                                                              --------------------

Dialysis Centers (0.05%)
Fresenius AG                                                1,064                                         143,577
                                                                                              --------------------

Diversified Minerals (0.20%)
Cia Vale do Rio Doce                                       16,289                                         584,116
                                                                                              --------------------

Electric - Integrated (0.05%)
Cia Energetica de Minas Gerais                          3,415,692                                         138,939
                                                                                              --------------------


Food - Meat Products (0.04%)
Perdigao SA                                                 3,324                                         112,294
                                                                                              --------------------

Investment Companies (0.00%)
Lereko Mobility Pty Ltd                                       862                                           5,355
                                                                                              --------------------

Machinery - Material Handling (0.00%)
Jungheinrich AG                                               219                                           5,063
                                                                                              --------------------

Steel - Producers (0.06%)
Gerdau SA                                                  10,399                                         174,986
                                                                                              --------------------

Telephone - Integrated (0.05%)
Telecomunicacoes de Sao Paulo SA                            7,181                                         147,433
                                                                                              --------------------

Web Portals (0.05%)
Universo Online SA (a)                                     16,044                                         135,332
                                                                                              --------------------
TOTAL PREFERRED STOCKS                                                                       $          1,990,413
                                                                                              --------------------
                                                        Principal
                                                         Amount                                      Value
                                                        ----------------------------------------------------------
SHORT TERM INVESTMENTS (0.20%)
Commercial Paper (0.20%)
Investment in Joint Trading Account;
General Electric Capital
4.15%, 1/ 3/2006                                          581,976                                         581,976
                                                                                              --------------------
TOTAL SHORT TERM INVESTMENTS                                                                 $            581,976
                                                                                              --------------------
Total Investments                                                                            $        291,841,387
Other Assets in Excess of Liabilities, Net - 0.61%                                                      1,805,706
                                                                                              --------------------
TOTAL NET ASSETS - 100.00%                                                                   $        293,647,093
                                                                                              ====================
                                                                                              --------------------

                                                                                              ====================

(a)  Non-Income Producing Security
(b) Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $1,180,984 or 0.40% of net assets.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $166,013 or 0.06% of net assets.



Unrealized Appreciation (Depreciation)
Unrealized Appreciation                                   $         57,989,729
Unrealized Depreciation                                            (1,771,745)
                                                           --------------------
Net Unrealized Appreciation (Depreciation)                          56,217,984
Cost for federal income tax purposes                               235,602,139

Portfolio Summary (unaudited)
-------------------------------------------------------------------------------
Country                                                                Percent
-------------------------------------------------------------------------------
Japan                                                                   21.51%
United Kingdom                                                          16.16%
France                                                                   7.83%
Switzerland                                                              6.66%
Germany                                                                  4.97%
Canada                                                                   4.58%
Korea, Republic Of                                                       4.34%
Italy                                                                    3.63%
Spain                                                                    3.17%
Netherlands                                                              3.02%
Australia                                                                2.57%
Sweden                                                                   2.36%
Norway                                                                   1.94%
Hong Kong                                                                1.66%
Austria                                                                  1.58%
Denmark                                                                  1.54%
Taiwan, Province Of China                                                1.52%
Greece                                                                   1.33%
Belgium                                                                  1.22%
Brazil                                                                   1.12%
South Africa                                                             0.96%
Finland                                                                  0.91%
Singapore                                                                0.69%
Mexico                                                                   0.68%
Ireland                                                                  0.65%
Russian Federation                                                       0.63%
India                                                                    0.41%
China                                                                    0.34%
Thailand                                                                 0.26%
Israel                                                                   0.26%
United States                                                            0.21%
Poland                                                                   0.13%
Argentina                                                                0.10%
Colombia                                                                 0.06%
Indonesia                                                                0.06%
Malaysia                                                                 0.06%
Egypt                                                                    0.06%
Luxembourg                                                               0.05%
Hungary                                                                  0.05%
Philippines                                                              0.05%
Czech Republic                                                           0.03%
Papua New Guinea                                                         0.03%
Other Assets in Excess of Liabilities, Net                               0.61%
                                                           --------------------
TOTAL NET ASSETS                                                       100.00%
                                                           ====================

Schedule of Investments
December 31, 2005
PVC - Equity Growth Account
                                                             Shares
                                                              Held                                       Value
                                                            ----------------------------------------------------------
COMMON STOCKS (97.13%)
Advertising Sales (1.27%)
Lamar Advertising Co (a)                                       75,300                            $          3,474,342
                                                                                                  --------------------

Aerospace & Defense (0.83%)
General Dynamics Corp                                          20,000                                       2,281,000
                                                                                                  --------------------

Agricultural Chemicals (1.36%)
Monsanto Co                                                    48,100                                       3,729,193
                                                                                                  --------------------

Airlines (1.35%)
Southwest Airlines Co                                         225,800                                       3,709,894
                                                                                                  --------------------

Applications Software (4.79%)
Microsoft Corp                                                417,100                                      10,907,165
Red Hat Inc (a)                                                81,500                                       2,220,060
                                                                                                  --------------------
                                                                                                           13,127,225
                                                                                                  --------------------
Audio & Video Products (1.00%)
Harman International Industries Inc                            27,900                                       2,730,015
                                                                                                  --------------------

Cable TV (2.56%)
Rogers Communications Inc                                     166,000                                       7,015,160
                                                                                                  --------------------

Casino Hotels (1.24%)
Wynn Resorts Ltd (a)(b)                                        62,200                                       3,411,670
                                                                                                  --------------------

Casino Services (1.67%)
International Game Technology                                 149,200                                       4,592,376
                                                                                                  --------------------

Cellular Telecommunications (2.36%)
Nextel Partners Inc (a)                                       231,200                                       6,459,728
                                                                                                  --------------------

Computers (2.52%)
Dell Inc (a)                                                  230,300                                       6,906,697
                                                                                                  --------------------

Computers  -Memory Devices (1.55%)
EMC Corp/Massachusetts (a)                                    313,000                                       4,263,060
                                                                                                  --------------------

Consulting Services (1.91%)
Accenture Ltd                                                 181,000                                       5,225,470
                                                                                                  --------------------

Cruise Lines (1.70%)
Carnival Corp                                                  87,100                                       4,657,237
                                                                                                  --------------------

Data Processing & Management (2.22%)
Automatic Data Processing Inc                                  78,600                                       3,606,954
NAVTEQ Corp (a)                                                56,500                                       2,478,655
                                                                                                  --------------------
                                                                                                            6,085,609
                                                                                                  --------------------
Diversified Manufacturing Operations (6.85%)
Danaher Corp                                                  118,000                                       6,582,040

General Electric Co                                           347,800                                      12,190,390
                                                                                                  --------------------
                                                                                                           18,772,430
                                                                                                  --------------------
Electronic Components - Semiconductors (4.78%)
Intel Corp                                                    278,800                                       6,958,848
Xilinx Inc                                                    243,900                                       6,148,719
                                                                                                  --------------------
                                                                                                           13,107,567
                                                                                                  --------------------
Electronic Measurement Instruments (0.99%)
Garmin Ltd (b)                                                 41,000                                       2,720,350
                                                                                                  --------------------

Enterprise Software & Services (1.48%)
Oracle Corp (a)                                               332,200                                       4,056,162
                                                                                                  --------------------

Entertainment Software (0.47%)
Electronic Arts Inc (a)                                        24,600                                       1,286,826
                                                                                                  --------------------

Fiduciary Banks (2.46%)
State Street Corp                                             121,900                                       6,758,136
                                                                                                  --------------------

Finance - Consumer Loans (2.09%)
SLM Corp                                                      104,200                                       5,740,378
                                                                                                  --------------------

Finance - Investment Banker & Broker (3.58%)
Ameritrade Holding Corp (a)                                   213,000                                       5,112,000
Citigroup Inc                                                  96,900                                       4,702,557
                                                                                                  --------------------
                                                                                                            9,814,557
                                                                                                  --------------------
Food - Wholesale & Distribution (1.60%)
Sysco Corp                                                    141,100                                       4,381,155
                                                                                                  --------------------

Investment Management & Advisory Services (2.08%)
Franklin Resources Inc                                         33,400                                       3,139,934
Legg Mason Inc                                                 21,400                                       2,561,366
                                                                                                  --------------------
                                                                                                            5,701,300
                                                                                                  --------------------
Medical - Biomedical/Gene (3.39%)
Amgen Inc (a)                                                  69,200                                       5,457,112
Genentech Inc (a)                                              41,500                                       3,838,750
                                                                                                  --------------------
                                                                                                            9,295,862
                                                                                                  --------------------
Medical - Drugs (0.78%)
Sepracor Inc (a)                                               41,500                                       2,141,400
                                                                                                  --------------------

Medical - HMO (5.95%)
Humana Inc (a)                                                 38,500                                       2,091,705
UnitedHealth Group Inc                                        158,900                                       9,874,046
WellPoint Inc (a)                                              54,600                                       4,356,534
                                                                                                  --------------------
                                                                                                           16,322,285
                                                                                                  --------------------
Medical - Wholesale Drug Distribution (0.79%)
Cardinal Health Inc                                            31,600                                       2,172,500
                                                                                                  --------------------

Medical Instruments (3.29%)
Medtronic Inc                                                 103,600                                       5,964,252
St Jude Medical Inc (a)                                        61,000                                       3,062,200
                                                                                                  --------------------
                                                                                                            9,026,452
                                                                                                  --------------------
Multimedia (0.98%)
EW Scripps Co                                                  56,100                                       2,693,922
                                                                                                  --------------------


Networking Products (1.97%)
Juniper Networks Inc (a)                                      242,300                                       5,403,290
                                                                                                  --------------------

Oil - Field Services (0.88%)
Schlumberger Ltd                                               24,800                                       2,409,320
                                                                                                  --------------------

Oil & Gas Drilling (1.01%)
Transocean Inc (a)                                             39,900                                       2,780,631
                                                                                                  --------------------

Pharmacy Services (1.04%)
Caremark Rx Inc (a)                                            54,900                                       2,843,271
                                                                                                  --------------------

Retail - Discount (3.49%)
Target Corp                                                    37,500                                       2,061,375
Wal-Mart Stores Inc                                           160,400                                       7,506,720
                                                                                                  --------------------
                                                                                                            9,568,095
                                                                                                  --------------------
Retail - Drug Store (1.34%)
Walgreen Co                                                    82,800                                       3,664,728
                                                                                                  --------------------

Retail - Pet Food & Supplies (0.86%)
Petsmart Inc                                                   91,800                                       2,355,588
                                                                                                  --------------------

Retail - Regional Department Store (1.83%)
Kohl's Corp (a)                                               103,100                                       5,010,660
                                                                                                  --------------------

Retail - Restaurants (0.34%)
Starbucks Corp (a)                                             30,800                                         924,308
                                                                                                  --------------------

Schools (1.13%)
Apollo Group Inc (a)                                           51,300                                       3,101,598
                                                                                                  --------------------

Semiconductor Component - Integrated Circuits (5.22%)
Analog Devices Inc                                            187,700                                       6,732,799
Marvell Technology Group Ltd (a)                               56,700                                       3,180,303
Maxim Integrated Products Inc                                 121,300                                       4,395,912
                                                                                                  --------------------
                                                                                                           14,309,014
                                                                                                  --------------------
Telecommunication Equipment - Fiber Optics (1.38%)
Corning Inc (a)                                               192,900                                       3,792,414
                                                                                                  --------------------

Therapeutics (1.48%)
Gilead Sciences Inc (a)                                        76,900                                       4,047,247
                                                                                                  --------------------

Web Portals (3.88%)
Google Inc (a)                                                 12,500                                       5,185,750
Yahoo! Inc (a)                                                139,100                                       5,449,938
                                                                                                  --------------------
                                                                                                           10,635,688
                                                                                                  --------------------
Wireless Equipment (1.39%)
American Tower Corp (a)                                       140,400                                       3,804,840
                                                                                                  --------------------
TOTAL COMMON STOCKS                                                                              $        266,310,650
                                                                                                  --------------------

                                                            Principal
                                                             Amount                                      Value
                                                            ----------------------------------------------------------
REPURCHASE AGREEMENTS (2.18%)
Morgan Stanley; 3.59%; dated 12/30/2005 maturing 1/3/2006   5,992,629                                       5,990,000
(collateralized by U.S. Treasury Strips; $6,109,800;
8/15/2025 -
11/15/2026)  (c)
                                                                                                  --------------------


TOTAL REPURCHASE AGREEMENTS                                                                      $          5,990,000
                                                                                                  --------------------
Total Investments                                                                                $        272,300,650
Other Assets in Excess of Liabilities, Net - 0.69%                                                          1,891,096
                                                                                                  --------------------
TOTAL NET ASSETS - 100.00%                                                                       $        274,191,746
                                                                                                  ====================
                                                                                                  --------------------

                                                                                                  ====================

(a)  Non-Income Producing Security
(b)  Security or a portion of the security was on loan at the end of the period.
(c)  Security was purchased with the cash proceeds from securities loans.

Unrealized Appreciation (Depreciation)
Unrealized Appreciation                                $         44,142,582
Unrealized Depreciation                                         (6,416,445)
                                                        --------------------
Net Unrealized Appreciation (Depreciation)                       37,726,137
Cost for federal income tax purposes                            234,574,513

Portfolio Summary (unaudited)
----------------------------------------------------------------------------
Sector                                                              Percent
----------------------------------------------------------------------------
Technology                                                           23.03%
Consumer, Non-cyclical                                               21.36%
Communications                                                       15.78%
Consumer, Cyclical                                                   14.82%
Financial                                                            12.40%
Industrial                                                            8.67%
Energy                                                                1.89%
Basic Materials                                                       1.36%
Other Assets in Excess of Liabilities, Net                            0.69%
                                                        --------------------
TOTAL NET ASSETS                                                    100.00%
                                                        ====================

Schedule of Investments
December 31, 2005
PVC - Equity Income Account
                                                             Shares
                                                              Held                                       Value
                                                            ----------------------------------------------------------
COMMON STOCKS (76.92%)
Aerospace & Defense Equipment (0.65%)
United Technologies Corp                                       10,700                            $            598,237
                                                                                                  --------------------

Apparel Manufacturers (0.47%)
VF Corp                                                         7,700                                         426,118
                                                                                                  --------------------

Applications Software (0.57%)
Microsoft Corp                                                 20,000                                         523,000
                                                                                                  --------------------

Auto - Car & Light Trucks (0.42%)
DaimlerChrysler AG                                              7,560                                         384,162
                                                                                                  --------------------

Auto - Medium & Heavy Duty Trucks (0.34%)
Volvo AB                                                        6,640                                         312,452
                                                                                                  --------------------

Auto/Truck Parts & Equipment - Original (0.25%)
GKN PLC                                                        45,750                                         226,198
                                                                                                  --------------------

Beverages - Non-alcoholic (0.63%)
Coca-Cola Co/The                                               10,000                                         403,100
PepsiCo Inc                                                     3,000                                         177,240
                                                                                                  --------------------
                                                                                                              580,340
                                                                                                  --------------------
Beverages - Wine & Spirits (0.21%)
Diageo PLC                                                     13,100                                         189,585
                                                                                                  --------------------

Building - Residential & Commercial (0.45%)
KB Home                                                         5,700                                         414,162
                                                                                                  --------------------

Building & Construction - Miscellaneous (0.12%)
AM NV                                                           8,990                                         106,890
                                                                                                  --------------------

Building & Construction Products - Miscellaneous (0.32%)
CSR Ltd                                                        63,110                                         161,105
Fletcher Building Ltd                                          26,060                                         133,999
                                                                                                  --------------------
                                                                                                              295,104
                                                                                                  --------------------
Cellular Telecommunications (0.14%)
Vodafone Group PLC                                             58,710                                         126,491
                                                                                                  --------------------

Chemicals - Diversified (1.26%)
Dow Chemical Co/The                                            10,500                                         460,110
Lyondell Chemical Co                                           12,300                                         292,986
PPG Industries Inc                                              6,887                                         398,757
                                                                                                  --------------------
                                                                                                            1,151,853
                                                                                                  --------------------
Chemicals - Specialty (0.36%)
Lubrizol Corp                                                   7,500                                         325,725
                                                                                                  --------------------

Circuit Boards (0.11%)
Elec & Eltek International ADR (a)                             45,000                                         105,300
                                                                                                  --------------------


Coal (0.09%)
Fording Canadian Coal Trust                                     2,300                                          79,190
                                                                                                  --------------------

Commercial Banks (5.05%)
Australia & New Zealand Banking Group Ltd                       9,870                                         173,402
Banco Santander Central Hispano SA                             28,970                                         381,013
Bank of Hawaii Corp                                             5,200                                         268,008
BNP Paribas                                                     3,370                                         271,697
City National Corp/Beverly Hills CA                             2,300                                         166,612
Colonial BancGroup Inc/The                                     11,500                                         273,930
Commonwealth Bank of Australia                                 11,830                                         370,981
Credit Suisse Group                                             7,430                                         377,715
Danske Bank A/S                                                12,550                                         440,598
Deutsche Bank AG                                                  600                                          58,020
DNB NOR ASA                                                    13,400                                         142,485
Fortis                                                          5,060                                         160,852
HSBC Holdings PLC                                              12,222                                         196,251
Lloyds TSB Group PLC                                            4,300                                          36,043
Sanpaolo IMI SpA                                               14,360                                         223,756
Societe Generale                                                2,770                                         339,478
Sparebanken Rogaland                                            2,380                                          80,842
Suncorp-Metway Ltd                                              9,350                                         137,517
UnionBanCal Corp                                                7,600                                         522,272
                                                                                                  --------------------
                                                                                                            4,621,472
                                                                                                  --------------------
Computers (0.88%)
Hewlett-Packard Co                                             28,000                                         801,640
                                                                                                  --------------------

Consumer Products - Miscellaneous (0.09%)
Pacific Brands Ltd                                             42,350                                          82,635
                                                                                                  --------------------

Distribution & Wholesale (0.43%)
Genuine Parts Co                                                9,000                                         395,280
                                                                                                  --------------------

Diversified Financial Services (0.22%)
Acta Holding ASA                                               75,000                                         198,265
                                                                                                  --------------------

Diversified Manufacturing Operations (2.07%)
Eaton Corp                                                      8,770                                         588,379
General Electric Co                                            24,000                                         841,200
Honeywell International Inc                                    12,400                                         461,900
                                                                                                  --------------------
                                                                                                            1,891,479
                                                                                                  --------------------
Electric - Integrated (4.30%)
E.ON AG                                                         1,850                                         190,852
Edison International                                           14,300                                         623,623
Enel SpA                                                       16,550                                         129,526
Exelon Corp                                                    16,200                                         860,868
FirstEnergy Corp                                               12,800                                         627,072
PPL Corp                                                       17,460                                         513,324
Scottish & Southern Energy PLC                                 20,580                                         358,428
TXU Corp                                                       12,600                                         632,394
                                                                                                  --------------------
                                                                                                            3,936,087
                                                                                                  --------------------
Finance - Investment Banker & Broker (2.61%)
Citigroup Inc                                                  26,102                                       1,266,730
D Carnegie AB                                                   2,900                                          42,633
Goldman Sachs Group Inc                                         2,800                                         357,588
JPMorgan Chase & Co                                            18,280                                         725,533
                                                                                                  --------------------
                                                                                                            2,392,484
                                                                                                  --------------------

Finance - Mortgage Loan/Banker (0.95%)
CharterMac                                                     12,390                                         262,420
Countrywide Financial Corp                                      5,500                                         188,045
Thornburg Mortgage Inc                                         15,900                                         416,580
                                                                                                  --------------------
                                                                                                              867,045
                                                                                                  --------------------
Food - Miscellaneous/Diversified (0.22%)
Kellogg Co                                                      4,600                                         198,812
                                                                                                  --------------------

Gambling (Non-Hotel) (0.47%)
OPAP SA                                                        12,430                                         426,659
                                                                                                  --------------------

Hotels & Motels (0.56%)
Starwood Hotels & Resorts Worldwide Inc                         8,000                                         510,880
                                                                                                  --------------------

Investment Companies (0.55%)
American Capital Strategies Ltd                                13,800                                         499,698
                                                                                                  --------------------

Investment Management & Advisory Services (0.72%)
Nuveen Investments Inc                                         15,500                                         660,610
                                                                                                  --------------------

Life & Health Insurance (0.39%)
Old Mutual PLC                                                 29,900                                          84,695
Protective Life Corp                                            6,300                                         275,751
                                                                                                  --------------------
                                                                                                              360,446
                                                                                                  --------------------
Machinery - General Industry (0.16%)
MAN AG                                                          2,700                                         143,570
                                                                                                  --------------------

Medical - Drugs (2.04%)
Abbott Laboratories                                             8,600                                         339,098
AstraZeneca PLC                                                 1,130                                          54,880
Merck & Co Inc                                                 12,900                                         410,349
Pfizer Inc                                                     26,000                                         606,320
Wyeth                                                           9,900                                         456,093
                                                                                                  --------------------
                                                                                                            1,866,740
                                                                                                  --------------------
Medical - Hospitals (0.39%)
Parkway Holdings Ltd                                          285,000                                         361,649
                                                                                                  --------------------

Medical Products (0.39%)
Johnson & Johnson                                               6,000                                         360,600
                                                                                                  --------------------

Metal - Aluminum (0.19%)
Aluminum of Greece S.A.I.C.                                     4,900                                         176,168
                                                                                                  --------------------

Metal - Diversified (0.49%)
Freeport-McMoRan Copper & Gold Inc                              8,300                                         446,540
                                                                                                  --------------------

Mortgage Banks (0.33%)
Bradford & Bingley PLC                                         18,870                                         132,900
Sparebanken Nord-Norge                                          7,180                                         166,477
                                                                                                  --------------------
                                                                                                              299,377
                                                                                                  --------------------
Multi-line Insurance (1.39%)
Assurances Generales de France                                  2,880                                         284,338
Aviva PLC                                                      24,040                                         290,956
ING Groep NV 7.20%                                             16,170                                         558,849
Milano Assicurazioni SPA                                       20,060                                         136,647
                                                                                                  --------------------
                                                                                                            1,270,790
                                                                                                  --------------------

Multimedia (0.34%)
McGraw-Hill Cos Inc/The                                         6,000                                         309,780
                                                                                                  --------------------

Oil & Gas Drilling (0.42%)
Diamond Offshore Drilling Inc                                   5,500                                         382,580
                                                                                                  --------------------

Oil Company - Exploration & Production (0.50%)
NAL Oil & Gas Trust                                            13,900                                         215,137
Total Gabon                                                       350                                         242,339
                                                                                                  --------------------
                                                                                                              457,476
                                                                                                  --------------------
Oil Company - Integrated (5.89%)
Chevron Corp                                                   22,010                                       1,249,508
ConocoPhillips                                                 12,400                                         721,432
ENI SpA                                                        15,060                                         416,211
Exxon Mobil Corp                                               34,004                                       1,910,005
Marathon Oil Corp                                               6,700                                         408,499
Occidental Petroleum Corp                                       8,580                                         685,370
                                                                                                  --------------------
                                                                                                            5,391,025
                                                                                                  --------------------
Pipelines (0.90%)
Equitable Resources Inc                                        10,800                                         396,252
Questar Corp                                                    5,600                                         423,920
                                                                                                  --------------------
                                                                                                              820,172
                                                                                                  --------------------
Printing - Commercial (0.35%)
RR Donnelley & Sons Co                                          9,400                                         321,574
                                                                                                  --------------------

Property & Casualty Insurance (1.28%)
Chaucer Holdings Plc                                           65,300                                          67,542
Chubb Corp                                                      3,204                                         312,871
Commerce Group Inc                                              5,500                                         315,040
QBE Insurance Group Ltd                                         4,730                                          68,006
St Paul Travelers Cos Inc/The                                   9,100                                         406,497
                                                                                                  --------------------
                                                                                                            1,169,956
                                                                                                  --------------------
Property Trust (0.33%)
Centro Properties Group                                        20,200                                          93,796
ING Industrial Fund                                            24,300                                          39,751
ING Office Fund                                                63,620                                          61,836
Macquarie ProLogis Trust                                       74,330                                          63,794
Stockland                                                       9,900                                          47,204
                                                                                                  --------------------
                                                                                                              306,381
                                                                                                  --------------------
Real Estate Operator & Developer (0.10%)
FKP Property Group                                             25,380                                          95,694
                                                                                                  --------------------

Regional Banks (5.60%)
Bank of America Corp                                           37,760                                       1,742,624
Comerica Inc                                                    6,900                                         391,644
Keycorp                                                        17,800                                         586,154
PNC Financial Services Group Inc                                5,300                                         327,699
SunTrust Banks Inc                                              5,100                                         371,076
US Bancorp                                                     11,800                                         352,702
Wachovia Corp                                                  16,280                                         860,561
Wells Fargo & Co                                                7,800                                         490,074
                                                                                                  --------------------
                                                                                                            5,122,534
                                                                                                  --------------------
REITS - Apartments (2.97%)
Archstone-Smith Trust                                          16,700                                         699,563
AvalonBay Communities Inc                                       7,000                                         624,750
Equity Residential                                             25,100                                         981,912

United Dominion Realty Trust Inc                               17,400                                         407,856
                                                                                                  --------------------
                                                                                                            2,714,081
                                                                                                  --------------------
REITS - Diversified (1.18%)
Dundee Real Estate Investment Trust                             9,100                                         200,205
Summit Real Estate Investment Trust                            10,700                                         225,056
Vornado Realty Trust                                            7,900                                         659,413
                                                                                                  --------------------
                                                                                                            1,084,674
                                                                                                  --------------------
REITS - Healthcare (0.67%)
Ventas Inc                                                     19,200                                         614,784
                                                                                                  --------------------

REITS - Hotels (1.44%)
Equity Inns Inc                                                21,300                                         288,615
Host Marriott Corp                                             29,000                                         549,550
Sunstone Hotel Investors Inc                                   18,000                                         478,260
                                                                                                  --------------------
                                                                                                            1,316,425
                                                                                                  --------------------
REITS - Mortgage (3.26%)
American Home Mortgage Investment Corp                         33,870                                       1,103,146
Arbor Realty Trust Inc                                         22,600                                         585,792
Gramercy Capital Corp/New York                                 31,000                                         706,180
Newcastle Investment Corp                                      23,700                                         588,945
                                                                                                  --------------------
                                                                                                            2,984,063
                                                                                                  --------------------
REITS - Office Property (3.32%)
BioMed Realty Trust Inc                                        20,756                                         506,446
Boston Properties Inc                                          10,200                                         756,126
Equity Office Properties Trust                                 26,000                                         788,580
Kilroy Realty Corp                                             10,800                                         668,520
SL Green Realty Corp                                            4,200                                         320,838
                                                                                                  --------------------
                                                                                                            3,040,510
                                                                                                  --------------------
REITS - Regional Malls (2.06%)
CBL & Associates Properties Inc                                19,500                                         770,445
Simon Property Group Inc                                       14,500                                       1,111,135
                                                                                                  --------------------
                                                                                                            1,881,580
                                                                                                  --------------------
REITS - Shopping Centers (1.71%)
Developers Diversified Realty Corp                             13,000                                         611,260
Kimco Realty Corp                                              21,800                                         699,344
Tanger Factory Outlet Centers Inc                               9,000                                         258,660
                                                                                                  --------------------
                                                                                                            1,569,264
                                                                                                  --------------------
REITS - Warehouse & Industrial (0.92%)
AMB Property Corp                                              10,900                                         535,953
EastGroup Properties Inc                                        6,700                                         302,572
                                                                                                  --------------------
                                                                                                              838,525
                                                                                                  --------------------
Retail - Building Products (0.20%)
Home Depot Inc                                                  4,500                                         182,160
                                                                                                  --------------------

Retail - Major Department Store (0.55%)
JC Penney Co Inc                                                9,000                                         500,400
                                                                                                  --------------------

Retail - Restaurants (0.45%)
McDonald's Corp                                                12,345                                         416,273
                                                                                                  --------------------

Savings & Loans - Thrifts (0.66%)
Washington Mutual Inc                                          13,800                                         600,300
                                                                                                  --------------------

Steel - Producers (0.51%)
Rautaruukki OYJ                                                10,300                                         249,670
Russel Metals                                                   8,400                                         157,120

Smorgon Steel Group Ltd                                        57,000                                          61,464
                                                                                                  --------------------
                                                                                                              468,254
                                                                                                  --------------------
Telecommunication Services (0.11%)
Telecom Plus Plc                                               44,900                                         104,831
                                                                                                  --------------------

Telephone - Integrated (4.64%)
AT&T Inc                                                       81,606                                       1,998,531
BT Group PLC                                                   29,100                                         111,404
Citizens Communications Co                                     47,690                                         583,249
Royal KPN NV                                                   36,010                                         359,769
TDC A/S                                                         6,630                                         395,800
Verizon Communications Inc                                     26,374                                         794,385
                                                                                                  --------------------
                                                                                                            4,243,138
                                                                                                  --------------------
Tobacco (3.17%)
Altria Group Inc                                               18,612                                       1,390,689
British American Tobacco PLC                                   13,770                                         308,022
Loews Corp - Carolina Group                                     6,200                                         272,738
Reynolds American Inc                                           9,790                                         933,281
                                                                                                  --------------------
                                                                                                            2,904,730
                                                                                                  --------------------
Tools - Hand Held (0.59%)
Black & Decker Corp                                             3,800                                         330,448
Stanley Works/The                                               4,300                                         206,572
                                                                                                  --------------------
                                                                                                              537,020
                                                                                                  --------------------
Transport - Marine (0.83%)
General Maritime Corp                                           6,296                                         233,204
Neptune Orient Lines Ltd                                       50,100                                         101,236
Orient Overseas International Ltd                                 400                                           1,357
Pacific Basin Shipping Ltd                                    516,000                                         239,581
Smit Internationale NV                                          2,770                                         180,358
                                                                                                  --------------------
                                                                                                              755,736
                                                                                                  --------------------
Transport - Rail (0.25%)
Burlington Northern Santa Fe Corp                               3,200                                         226,624
                                                                                                  --------------------

Water (0.44%)
AWG PLC                                                        13,330                                         250,353
Kelda Group Plc                                                11,150                                         148,156
                                                                                                  --------------------
                                                                                                              398,509
                                                                                                  --------------------
TOTAL COMMON STOCKS                                                                              $         70,372,786
                                                                                                  --------------------
PREFERRED STOCKS (17.99%)
Cellular Telecommunications (0.19%)
US Cellular Corp                                                6,800                                         178,228
                                                                                                  --------------------

Commercial Banks (2.08%)
ASBC Capital I                                                  2,100                                          53,802
BancorpSouth Capital Trust I                                    5,000                                         127,200
Banknorth Capital Trust II                                      7,100                                         183,038
Chittenden Capital Trust I                                      1,500                                          38,505
Cobank ACB (b)                                                 19,600                                       1,008,832
Compass Capital III                                             1,400                                          35,448
Royal Bank of Scotland Group PLC                               10,500                                         263,865
Zions Capital Trust B                                           7,200                                         187,632
                                                                                                  --------------------
                                                                                                            1,898,322
                                                                                                  --------------------
Diversified Financial Services (0.67%)
Citigroup Capital VII                                           4,700                                         119,239
Citigroup Capital VIII                                            500                                          12,610
Citigroup Capital XI                                           15,000                                         366,150

General Electric Capital Corp                                   4,500                                         113,670
                                                                                                  --------------------
                                                                                                              611,669
                                                                                                  --------------------
Electric - Integrated (0.81%)
Consolidated Edison Co of New York                              3,044                                          76,861
Dte Energy Trust I                                              3,360                                          85,545
Energy East Capital Trust I                                     7,315                                         187,703
Entergy Louisiana Inc                                          15,320                                         388,975
                                                                                                  --------------------
                                                                                                              739,084
                                                                                                  --------------------
Fiduciary Banks (0.55%)
Bny Capital V                                                  20,700                                         501,561
                                                                                                  --------------------

Finance - Consumer Loans (0.55%)
HSBC Finance Corp 6.00%                                         9,800                                         238,728
HSBC Finance Corp 6.36%                                        10,500                                         268,275
                                                                                                  --------------------
                                                                                                              507,003
                                                                                                  --------------------
Finance - Investment Banker & Broker (0.87%)
JP Morgan Chase Capital X                                      11,400                                         289,902
JP Morgan Chase Capital XI                                      2,000                                          46,300
Lehman Brothers Holdings Capital Trust III                      5,000                                         125,450
Lehman Brothers Holdings Capital Trust V                        1,700                                          40,664
Merrill Lynch Preferred Capital Trust I                         5,200                                         133,120
St Paul Capital Trust I                                         6,400                                         164,160
                                                                                                  --------------------
                                                                                                              799,596
                                                                                                  --------------------
Finance - Other Services (0.67%)
ABN AMRO Capital Funding Trust V                                7,700                                         182,413
ABN AMRO Capital Funding Trust VII                              6,400                                         156,160
National Rural Utilities Cooperative Finance Corp 5.95%         6,600                                         155,760
National Rural Utilities Cooperative Finance Corp 7.40%         4,500                                         115,200
                                                                                                  --------------------
                                                                                                              609,533
                                                                                                  --------------------
Financial Guarantee Insurance (0.29%)
AMBAC Financial Group Inc 5.95%                                 4,400                                         105,600
AMBAC Financial Group Inc 7.00%                                 6,400                                         161,408
                                                                                                  --------------------
                                                                                                              267,008
                                                                                                  --------------------
Food - Retail (0.01%)
Albertson's Inc                                                   261                                           5,885
                                                                                                  --------------------

Gas - Distribution (0.25%)
AGL Capital Trust II                                            8,915                                         226,887
                                                                                                  --------------------

Life & Health Insurance (0.29%)
Delphi Financial Group                                          2,300                                          60,007
Hartford Life Capital II                                        8,000                                         203,840
                                                                                                  --------------------
                                                                                                              263,847
                                                                                                  --------------------
Money Center Banks (0.05%)
JPMChase Capital IX                                             2,000                                          50,040
                                                                                                  --------------------

Mortgage Banks (0.54%)
Abbey National PLC - Series B                                  15,700                                         414,323
Abbey National PLC                                              3,100                                          79,360
                                                                                                  --------------------
                                                                                                              493,683
                                                                                                  --------------------
Multi-line Insurance (1.81%)
Aegon NV                                                       23,000                                         580,980
Hartford Capital III                                           12,500                                         315,875
ING Groep NV 7.05%                                             14,800                                         378,732
ING Groep NV 7.20%                                              4,200                                         107,814

Metlife Inc                                                    10,500                                         272,160
                                                                                                  --------------------
                                                                                                            1,655,561
                                                                                                  --------------------
Multimedia (0.40%)
Walt Disney Co                                                 14,300                                         364,650
                                                                                                  --------------------

Pipelines (0.56%)
Dominion CNG Capital Trust I                                    8,300                                         211,816
TransCanada Pipelines Ltd                                      11,743                                         303,087
                                                                                                  --------------------
                                                                                                              514,903
                                                                                                  --------------------
Property & Casualty Insurance (0.44%)
Berkley W R Capital Trust                                      16,200                                         405,000
                                                                                                  --------------------

Regional Banks (2.41%)
BAC Capital Trust IV                                            2,000                                          47,800
BAC Capital Trust V                                            15,000                                         361,800
BAC Capital Trust VIII                                          4,800                                         115,536
Comerica Capital Trust I                                        3,600                                          90,900
Fleet Capital Trust VII                                           500                                          12,610
SunTrust Capital IV                                            19,000                                         480,130
USB Capital IV                                                  2,700                                          68,931
USB Capital V                                                   5,000                                         126,750
USB Capital VI                                                 13,000                                         297,440
Wachovia Corp                                                  11,200                                         312,928
Wells Fargo Capital IX                                         10,100                                         231,088
Wells Fargo Capital VIII                                        2,700                                          62,667
                                                                                                  --------------------
                                                                                                            2,208,580
                                                                                                  --------------------
Reinsurance (0.35%)
Partner Re Capital Trust I                                      9,500                                         242,250
PartnerRe Ltd                                                   3,500                                          82,005
                                                                                                  --------------------
                                                                                                              324,255
                                                                                                  --------------------
REITS - Diversified (0.65%)
Duke Realty Corp                                               20,200                                         489,244
Vornado Realty Trust                                            4,500                                         106,650
                                                                                                  --------------------
                                                                                                              595,894
                                                                                                  --------------------
REITS - Office Property (0.31%)
Equity Office Properties Trust                                  1,900                                          48,374
HRPT Properties Trust                                           8,900                                         230,510
                                                                                                  --------------------
                                                                                                              278,884
                                                                                                  --------------------
REITS - Shopping Centers (0.43%)
Federal Realty Investment Trust                                 6,900                                         177,813
Regency Centers Corp 6.70%                                      2,000                                          49,000
Regency Centers Corp 7.25%                                      6,523                                         163,858
                                                                                                  --------------------
                                                                                                              390,671
                                                                                                  --------------------
REITS - Single Tenant (0.28%)
Realty Income Corp                                             10,000                                         256,500
                                                                                                  --------------------

REITS - Storage (0.41%)
Public Storage Inc - Series E                                   8,000                                         198,000
Public Storage Inc - Series F                                     600                                          13,860
Public Storage Inc - Series X                                   7,100                                         164,578
                                                                                                  --------------------
                                                                                                              376,438
                                                                                                  --------------------
REITS - Warehouse & Industrial (0.05%)
AMB Property Corp                                               1,700                                          41,548
                                                                                                  --------------------

Special Purpose Entity (1.85%)
Corporate-Backed Trust Certificates - Series DCX                4,500                                          99,450

Corporate-Backed Trust Certificates - Series JPM                1,400                                          36,246
Corporate-Backed Trust Certificates - Series KEY                1,700                                          43,996
Corporate-Backed Trust Certificates - Series SAFC               2,500                                          65,075
Corporate-Backed Trust Certificates - Series SO                 1,300                                          33,556
Corporate-Backed Trust Certificates - Series WM                 1,900                                          47,975
Corts Trust for Bellsouth Capital Funding                       4,600                                         118,542
Corts Trust for Bellsouth Telecommunication                     5,000                                         125,450
Corts Trust for First Union Institution                         2,100                                          54,558
Corts Trust for WR Berkley Corp                                 2,300                                          58,673
Corts-IBM                                                       1,500                                          38,415
Corts-Trust for Sherwin-Williams                                5,800                                         150,916
Mississippi Power Capital Trust II                              5,100                                         128,877
PreferredPlus TR-CCR1                                           7,700                                         182,259
SATURNS - Series GS                                             4,000                                          93,200
SATURNS - Series VZ                                             4,000                                          94,120
Trust Certificates Series 2001-2                                2,100                                          52,941
Trust Certificates Series 2001-3                                4,800                                         120,720
Trust Certificates Series 2001-4                                5,700                                         143,697
                                                                                                  --------------------
                                                                                                            1,688,666
                                                                                                  --------------------
Telephone - Integrated (0.22%)
AT&T Inc                                                        8,000                                         200,640
                                                                                                  --------------------
TOTAL PREFERRED STOCKS                                                                           $         16,454,536
                                                                                                  --------------------
                                                            Principal
                                                             Amount                                      Value
                                                            ----------------------------------------------------------
BONDS (2.26%)
Electric - Integrated (0.87%)
Georgia Power Capital Trust VI
4.88%, 11/ 1/2042                                             800,000                                         793,754
                                                                                                  --------------------

Oil Company - Integrated (0.61%)
Phillips 66 Capital Trust II
8.00%, 1/15/2037                                              525,000                                         558,758
                                                                                                  --------------------

Pipelines (0.78%)
KN Capital Trust III
7.63%, 4/15/2028                                              650,000                                         719,662
                                                                                                  --------------------
TOTAL BONDS                                                                                      $          2,072,174
                                                                                                  --------------------
SHORT TERM INVESTMENTS (2.19%)
Commercial Paper (2.19%)
Investment in Joint Trading Account;
General Electric Capital
4.15%, 1/ 3/2006                                            2,003,908                                       2,003,908
                                                                                                  --------------------
TOTAL SHORT TERM INVESTMENTS                                                                     $          2,003,908
                                                                                                  --------------------
Total Investments                                                                                $         90,903,404
Other Assets in Excess of Liabilities, Net - 0.64%                                                            585,552
                                                                                                  --------------------
TOTAL NET ASSETS - 100.00%                                                                       $         91,488,956
                                                                                                  ====================
                                                                                                  --------------------

                                                                                                  ====================

(a)  Non-Income Producing Security
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $1,008,832 or 1.10% of net assets.



Unrealized Appreciation (Depreciation)
Unrealized Appreciation                        $          5,568,602
Unrealized Depreciation                                 (1,759,877)
                                                --------------------
Net Unrealized Appreciation (Depreciation)                3,808,725
Cost for federal income tax purposes                     87,094,679

Portfolio Summary (unaudited)
--------------------------------------------------------------------
Sector                                                      Percent
--------------------------------------------------------------------
Financial                                                    55.46%
Energy                                                        9.75%
Consumer, Non-cyclical                                        7.51%
Utilities                                                     6.66%
Communications                                                6.04%
Industrial                                                    5.09%
Consumer, Cyclical                                            4.59%
Basic Materials                                               2.81%
Technology                                                    1.45%
Other Assets in Excess of Liabilities, Net                    0.64%
                                                --------------------
TOTAL NET ASSETS                                            100.00%
                                                ====================

Schedule of Investments
December 31, 2005
PVC - Equity Value Account
                                                           Shares
                                                            Held                                      Value
                                                           --------------------------------------------------------
COMMON STOCKS (94.31%)
Aerospace & Defense (0.71%)
Northrop Grumman Corp                                          440                            $             26,448
                                                                                               --------------------

Apparel Manufacturers (1.24%)
Liz Claiborne Inc                                              650                                          23,283
VF Corp                                                        410                                          22,689
                                                                                               --------------------
                                                                                                            45,972
                                                                                               --------------------
Applications Software (1.64%)
Microsoft Corp                                               2,330                                          60,930
                                                                                               --------------------

Auto/Truck Parts & Equipment - Original (0.35%)
Lear Corp                                                      460                                          13,092
                                                                                               --------------------

Beverages - Non-alcoholic (1.64%)
Coca-Cola Co/The                                               800                                          32,248
Pepsi Bottling Group Inc                                     1,000                                          28,610
                                                                                               --------------------
                                                                                                            60,858
                                                                                               --------------------
Brewery (0.52%)
Molson Coors Brewing Co                                        290                                          19,427
                                                                                               --------------------

Chemicals - Diversified (1.84%)
EI Du Pont de Nemours & Co                                     710                                          30,175
PPG Industries Inc                                             660                                          38,214
                                                                                               --------------------
                                                                                                            68,389
                                                                                               --------------------
Computer Services (0.50%)
Computer Sciences Corp (a)                                     370                                          18,737
                                                                                               --------------------

Computers (2.97%)
Hewlett-Packard Co                                           2,140                                          61,268
International Business Machines Corp                           600                                          49,320
                                                                                               --------------------
                                                                                                           110,588
                                                                                               --------------------
Cosmetics & Toiletries (0.25%)
Avon Products Inc                                              330                                           9,422
                                                                                               --------------------

Data Processing & Management (0.66%)
Fiserv Inc (a)                                                 570                                          24,664
                                                                                               --------------------

Diversified Manufacturing Operations (4.51%)
Dover Corp                                                     630                                          25,508
General Electric Co                                          1,260                                          44,163
Ingersoll-Rand Co Ltd                                          810                                          32,700
Parker Hannifin Corp                                           380                                          25,065
Tyco International Ltd                                       1,400                                          40,404
                                                                                               --------------------
                                                                                                           167,840
                                                                                               --------------------
Electric - Integrated (2.68%)
Exelon Corp                                                  1,050                                          55,797
PPL Corp                                                     1,490                                          43,806
                                                                                               --------------------
                                                                                                            99,603
                                                                                               --------------------

Electronic Components - Semiconductors (0.76%)
Intel Corp                                                   1,140                                          28,454
                                                                                               --------------------

Enterprise Software & Services (0.56%)
Oracle Corp (a)                                              1,710                                          20,879
                                                                                               --------------------

Fiduciary Banks (0.88%)
Bank of New York Co Inc/The                                  1,030                                          32,806
                                                                                               --------------------

Finance - Investment Banker & Broker (9.93%)
Citigroup Inc                                                3,530                                         171,311
JPMorgan Chase & Co                                          2,310                                          91,684
Merrill Lynch & Co Inc                                         780                                          52,829
Morgan Stanley                                                 950                                          53,903
                                                                                               --------------------
                                                                                                           369,727
                                                                                               --------------------
Finance - Mortgage Loan/Banker (3.14%)
Freddie Mac                                                  1,790                                         116,977
                                                                                               --------------------

Financial Guarantee Insurance (0.51%)
MGIC Investment Corp                                           290                                          19,088
                                                                                               --------------------

Food - Miscellaneous/Diversified (2.16%)
HJ Heinz Co                                                    770                                          25,964
Sara Lee Corp                                                1,100                                          20,790
Unilever NV                                                    490                                          33,639
                                                                                               --------------------
                                                                                                            80,393
                                                                                               --------------------
Food - Retail (0.88%)
Kroger Co/The (a)                                            1,730                                          32,662
                                                                                               --------------------

Forestry (1.30%)
Weyerhaeuser Co                                                730                                          48,428
                                                                                               --------------------

Gas - Distribution (0.57%)
NiSource Inc                                                 1,010                                          21,069
                                                                                               --------------------

Home Decoration Products (0.63%)
Newell Rubbermaid Inc                                          980                                          23,304
                                                                                               --------------------

Insurance Brokers (0.55%)
Marsh & McLennan Cos Inc                                       640                                          20,326
                                                                                               --------------------

Life & Health Insurance (0.78%)
Torchmark Corp                                                 520                                          28,912
                                                                                               --------------------

Machinery - Farm (0.73%)
Deere & Co                                                     400                                          27,244
                                                                                               --------------------

Medical - Drugs (4.95%)
Abbott Laboratories                                          1,210                                          47,710
Bristol-Myers Squibb Co                                        380                                           8,732
Merck & Co Inc                                                 680                                          21,631
Pfizer Inc                                                   2,550                                          59,466
Wyeth                                                        1,010                                          46,531
                                                                                               --------------------
                                                                                                           184,070
                                                                                               --------------------

Medical - Hospitals (0.52%)
HCA Inc                                                        380                                          19,190
                                                                                               --------------------

Medical Products (1.28%)
Johnson & Johnson                                              790                                          47,479
                                                                                               --------------------

Metal - Aluminum (0.90%)
Alcoa Inc                                                    1,130                                          33,414
                                                                                               --------------------

Multi-line Insurance (4.63%)
Allstate Corp/The                                              850                                          45,960
American International Group Inc                               780                                          53,219
Hartford Financial Services Group Inc                          520                                          44,663
Loews Corp                                                     300                                          28,455
                                                                                               --------------------
                                                                                                           172,297
                                                                                               --------------------
Multimedia (2.31%)
Time Warner Inc                                              3,550                                          61,912
Viacom Inc                                                     740                                          24,124
                                                                                               --------------------
                                                                                                            86,036
                                                                                               --------------------
Non-hazardous Waste Disposal (0.68%)
Waste Management Inc                                           830                                          25,191
                                                                                               --------------------

Office Automation & Equipment (0.73%)
Xerox Corp (a)                                               1,850                                          27,103
                                                                                               --------------------

Oil Company - Exploration & Production (0.52%)
Anadarko Petroleum Corp                                        100                                           9,475
Devon Energy Corp                                              160                                          10,006
                                                                                               --------------------
                                                                                                            19,481
                                                                                               --------------------
Oil Company - Integrated (11.07%)
Chevron Corp                                                 1,410                                          80,046
ConocoPhillips                                               1,360                                          79,125
Exxon Mobil Corp                                             2,750                                         154,467
Royal Dutch Shell PLC ADR                                    1,600                                          98,384
                                                                                               --------------------
                                                                                                           412,022
                                                                                               --------------------
Printing - Commercial (0.62%)
RR Donnelley & Sons Co                                         670                                          22,921
                                                                                               --------------------

Publicly Traded Investment Fund (1.54%)
SPDR Trust Series 1                                            460                                          57,238
                                                                                               --------------------

Publishing - Newspapers (1.07%)
Gannett Co Inc                                                 660                                          39,976
                                                                                               --------------------

Regional Banks (9.51%)
Bank of America Corp                                         2,610                                         120,452
National City Corp                                             480                                          16,114
PNC Financial Services Group Inc                               450                                          27,823
US Bancorp                                                   1,720                                          51,411
Wachovia Corp                                                1,140                                          60,260
Wells Fargo & Co                                             1,240                                          77,909
                                                                                               --------------------
                                                                                                           353,969
                                                                                               --------------------
Retail - Apparel & Shoe (0.51%)
Gap Inc/The                                                  1,080                                          19,051
                                                                                               --------------------


Retail - Discount (1.35%)
Dollar General Corp                                          1,160                                          22,121
Wal-Mart Stores Inc                                            600                                          28,080
                                                                                               --------------------
                                                                                                            50,201
                                                                                               --------------------
Retail - Restaurants (1.18%)
McDonald's Corp                                              1,300                                          43,836
                                                                                               --------------------

Savings & Loans - Thrifts (1.39%)
Washington Mutual Inc                                        1,190                                          51,765
                                                                                               --------------------

Steel - Producers (0.41%)
Nucor Corp                                                     230                                          15,346
                                                                                               --------------------

Telecommunication Equipment (0.21%)
Avaya Inc (a)                                                  750                                           8,002
                                                                                               --------------------

Telephone - Integrated (4.43%)
AT&T Inc                                                     2,350                                          57,551
BellSouth Corp                                               1,440                                          39,024
Sprint Nextel Corp                                           1,200                                          28,032
Verizon Communications Inc                                   1,340                                          40,361
                                                                                               --------------------
                                                                                                           164,968
                                                                                               --------------------
Tobacco (1.41%)
Altria Group Inc                                               700                                          52,304
                                                                                               --------------------

Transport - Rail (0.20%)
Norfolk Southern Corp                                          170                                           7,621
                                                                                               --------------------
TOTAL COMMON STOCKS                                                                           $          3,509,720
                                                                                               --------------------
Total Investments                                                                             $          3,509,720
Other Assets in Excess of Liabilities, Net - 5.69%                                                         211,837
                                                                                               --------------------
TOTAL NET ASSETS - 100.00%                                                                    $          3,721,557
                                                                                               ====================
                                                                                               --------------------

                                                                                               ====================

(a)  Non-Income Producing Security Unrealized Appreciation (Depreciation)

Unrealized Appreciation                      $            264,401
Unrealized Depreciation                                  (83,533)
                                              --------------------
Net Unrealized Appreciation (Depreciation)                180,868
Cost for federal income tax purposes                    3,328,852

Portfolio Summary (unaudited)
----------------------------------------------------------------------
Sector                                                        Percent
----------------------------------------------------------------------
Financial                                                      31.33%
Consumer, Non-cyclical                                         14.21%
Energy                                                         11.60%
Communications                                                  8.03%
Technology                                                      7.83%
Industrial                                                      6.83%
Consumer, Cyclical                                              5.25%
Basic Materials                                                 4.45%
Utilities                                                       3.24%
Funds                                                           1.54%
Other Assets in Excess of Liabilities, Net                      5.69%
                                                  --------------------
TOTAL NET ASSETS                                              100.00%
                                                  ====================

Schedule of Investments
December 31, 2005
PVC - Government & High Quality Bond Account
                                                                                                Principal
                                                                Amount                               Value
                                                              ----------------------------------------------------
BONDS (55.45%)
Asset Backed Securities (5.90%)
Chase Funding Loan Acquisition Trust
4.74%, 6/25/2034 (a)                                         $  3,000,000                     $         3,012,504
Chase Funding Mortgage Loan Asset-Backed
4.67%, 9/25/2033 (a)                                              696,546                                 697,780
4.61%, 12/25/2033 (a)                                           1,514,190                               1,515,662
Countrywide Asset-Backed Certificates
4.76%, 3/25/2033 (a)                                            1,849,213                               1,853,453
4.66%, 9/25/2033 (a)                                            2,266,738                               2,269,399
Park Place Securities Inc
4.74%, 1/25/2033 (a)                                            2,772,331                               2,775,938
Popular ABS Mortgage Pass-Through Trust
4.64%, 9/25/2035 (a)                                            3,000,000                               3,000,549
Structured Asset Investment Loan Trust
4.70%, 11/25/2034 (a)                                           3,500,000                               3,504,795
                                                                                               -------------------
                                                                                                       18,630,080
                                                                                               -------------------
Federal & Federally Sponsored Credit (2.22%)
Federal Farm Credit Bank
2.63%, 9/17/2007                                                3,000,000                               2,899,608
3.00%, 4/15/2008                                                1,750,000                               1,685,488
3.75%, 1/15/2009                                                2,500,000                               2,432,615
                                                                                               -------------------
                                                                                                        7,017,711
                                                                                               -------------------
Finance - Mortgage Loan/Banker (29.09%)
Fannie Mae
3.25%, 8/15/2008                                                6,700,000                               6,459,591
5.25%, 8/ 1/2012                                                6,200,000                               6,259,470
4.68%, 10/25/2018 (a)                                           1,193,248                               1,196,903
4.58%, 4/25/2034 (a)                                            6,203,054                               6,201,826
Fannie Mae Grantor Trust
5.50%, 9/25/2011                                                3,250,000                               3,354,175
5.34%, 4/25/2012                                                3,500,000                               3,586,131
4.73%, 5/25/2035 (a)                                            2,608,335                               2,608,893
4.46%, 7/25/2035 (a)                                            3,500,000                               3,501,285
4.53%, 9/25/2035 (a)                                            3,500,000                               3,499,969
4.59%, 11/28/2035 (a)(b)                                        4,000,000                               4,002,952
Fannie Mae Whole Loan
4.53%, 5/25/2035 (a)                                            2,691,393                               2,692,502
Federal Home Loan Bank System
2.45%, 3/23/2007                                                2,000,000                               1,946,012
2.63%, 5/15/2007                                                7,000,000                               6,804,490
5.80%, 9/ 2/2008                                                6,000,000                               6,150,480
Freddie Mac
3.75%, 11/15/2006                                               4,000,000                               3,966,740
4.25%, 4/ 5/2007                                                6,500,000                               6,458,907
4.13%, 7/12/2010                                                3,200,000                               3,120,486
4.88%, 11/15/2013                                               3,200,000                               3,215,136
4.67%, 6/15/2018 (a)                                            4,814,456                               4,828,317
4.57%, 4/15/2030 (a)                                            5,500,000                               5,499,956
Ginnie Mae
1.88%, 10/16/2012 (a)                                          81,000,000                               4,909,167
0.98%, 6/17/2045 (a)                                           28,509,021                               1,685,168
                                                                                               -------------------
                                                                                                       91,948,556
                                                                                               -------------------

Finance - Other Services (0.92%)
Private Export Funding Corp
3.38%, 2/15/2009                                                3,000,000                               2,887,980
                                                                                               -------------------

Home Equity - Other (5.08%)
ACE Securities Corp
4.72%, 11/25/2034 (a)                                           2,000,000                               2,002,726
First NLC Trust
4.42%, 5/25/2035 (a)                                            2,531,347                               2,531,330
Nomura Home Equity Loan Inc
4.60%, 5/25/2035 (a)                                            2,375,000                               2,378,872
Option One Mortgage Loan Trust
4.51%, 5/25/2035 (a)                                            1,600,000                               1,599,875
Residential Asset Securities Corp
4.58%, 5/25/2035 (a)                                            3,750,000                               3,750,716
4.54%, 7/25/2035 (a)                                            3,800,000                               3,800,338
                                                                                               -------------------
                                                                                                       16,063,857
                                                                                               -------------------
Mortgage Backed Securities (12.24%)
Banc of America Commercial Mortgage Inc
4.73%, 7/10/2043 (a)                                            2,500,000                               2,409,888
5.18%, 9/10/2047                                                  900,000                                 904,360
Countrywide Alternative Loan Trust
5.00%, 10/25/2018                                                 904,134                                 888,409
Ge Capital Commercial Mortgage Corp
5.33%, 11/10/2045                                               3,500,000                               3,542,581
Impac CMB Trust
4.69%, 4/25/2035 (a)                                            2,681,381                               2,680,834
Impac Secured Assets CMN Owner Trust
4.65%, 12/25/2031 (a)                                           2,075,000                               2,072,881
JP Morgan Chase Commercial Mortgage Securities
0.35%, 9/12/2037 (a)                                           78,200,000                               1,296,947
5.29%, 1/12/2043 (a)                                            3,500,000                               3,542,973
JP Morgan Mortgage Trust
4.97%, 11/25/2035 (a)                                           2,250,000                               2,209,180
LB-UBS Commercial Mortgage Trust
0.75%, 7/15/2040 (a)                                           87,108,000                               3,166,376
Merrill Lynch Mortgage Trust
0.60%, 5/12/2043                                               39,833,311                               1,220,652
5.29%, 1/12/2044                                                5,000,000                               5,039,065
Morgan Stanley Capital I
0.38%, 8/13/2042                                              149,100,000                               3,271,701
Wachovia Bank Commercial Mortgage Trust
0.58%, 5/15/2044 (a)(b)                                        78,565,169                               2,395,531
5.19%, 12/15/2044                                               4,000,000                               4,044,320
                                                                                               -------------------
                                                                                                       38,685,698
                                                                                               -------------------
TOTAL BONDS                                                                                   $       175,233,882
                                                                                               -------------------
U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS (57.76%)
Federal Home Loan
Mortgage Corporation (FHLMC) (16.69%)
4.50%, 1/ 1/2021 (c)                                            3,260,000                               3,171,367
5.00%, 10/ 1/2025                                               3,971,717                               3,879,871
5.00%, 1/ 1/2036 (c)                                            8,550,000                               8,274,793
5.50%, 1/ 1/2036 (c)                                            7,000,000                               6,934,375
5.00%, 2/ 1/2036 (c)                                            2,975,000                               2,877,384
6.00%, 1/ 1/2009                                                  176,039                                 179,857
6.00%, 2/ 1/2009                                                   42,341                                  43,049
6.00%, 7/ 1/2009                                                  236,436                                 240,855
4.50%, 2/ 1/2010                                                  850,000                                 834,839
4.50%, 7/ 1/2010                                                2,057,589                               2,020,889

6.50%, 7/ 1/2016                                                  244,564                                 251,342
6.00%, 11/ 1/2016                                                 418,220                                 426,927
6.50%, 5/ 1/2017                                                  470,726                                 483,750
5.50%, 9/ 1/2017                                                1,042,562                               1,049,665
4.50%, 6/ 1/2018                                                3,624,908                               3,535,441
6.50%, 6/ 1/2018                                                   52,091                                  53,900
6.50%, 8/ 1/2021                                                   61,604                                  63,610
7.00%, 9/ 1/2023                                                   65,110                                  67,801
6.00%, 12/ 1/2023                                                  96,504                                  97,632
7.00%, 12/ 1/2023                                                  43,762                                  45,694
7.00%, 1/ 1/2024                                                   43,199                                  45,109
5.50%, 2/ 1/2024                                                  124,611                                 123,576
5.50%, 3/ 1/2024                                                   54,002                                  53,534
6.50%, 4/ 1/2024                                                   65,733                                  67,717
6.00%, 8/ 1/2025                                                   55,281                                  55,997
6.00%, 1/ 1/2026                                                   23,578                                  23,883
6.50%, 4/ 1/2026                                                   55,824                                  57,463
6.50%, 5/ 1/2026                                                  114,593                                 117,952
7.00%, 9/ 1/2027                                                   57,492                                  59,983
6.50%, 12/ 1/2027                                                  55,503                                  57,136
6.50%, 1/ 1/2028                                                   42,471                                  43,721
7.00%, 2/ 1/2028                                                   20,924                                  21,831
6.50%, 3/ 1/2028                                                   48,190                                  49,588
7.00%, 4/ 1/2028                                                  255,471                                 266,480
7.00%, 5/ 1/2028                                                   41,191                                  42,966
7.00%, 8/ 1/2028                                                   68,261                                  71,203
6.50%, 9/ 1/2028                                                   99,949                                 102,849
6.50%, 10/ 1/2028                                                 274,514                                 282,479
6.50%, 11/ 1/2028                                                  68,043                                  70,017
6.50%, 12/ 1/2028                                                 138,837                                 142,865
7.50%, 10/ 1/2030                                                 152,142                                 159,700
8.00%, 10/ 1/2030                                                 171,796                                 183,225
7.50%, 2/ 1/2031                                                  156,194                                 163,952
6.50%, 7/ 1/2031                                                  227,797                                 233,919
6.50%, 8/ 1/2031                                                   82,087                                  84,293
6.50%, 10/ 1/2031                                                 106,538                                 109,401
7.00%, 10/ 1/2031                                                 143,986                                 150,010
6.00%, 12/ 1/2031                                                 364,747                                 369,293
6.50%, 12/ 1/2031                                                 305,776                                 313,994
6.50%, 2/ 1/2032                                                  305,033                                 313,231
6.50%, 5/ 1/2032                                                  637,537                                 654,513
6.50%, 8/ 1/2032                                                2,611,332                               2,680,864
5.00%, 12/ 1/2032                                               1,791,228                               1,741,369
5.50%, 3/ 1/2033                                                3,444,310                               3,421,130
5.00%, 6/ 1/2033                                                6,061,942                               5,889,856
                                                                                               -------------------
                                                                                                       52,758,140
                                                                                               -------------------
Federal National Mortgage Association (FNMA) (19.25%)
4.50%, 1/ 1/2021 (c)                                            4,350,000                               4,231,732
5.00%, 1/ 1/2021 (c)                                            9,875,000                               9,766,987
6.00%, 1/ 1/2036 (c)                                           10,925,000                              11,024,002
6.00%, 2/ 1/2009                                                  157,059                                 160,685
6.50%, 6/ 1/2016                                                  338,671                                 348,403
6.00%, 8/ 1/2016                                                  507,536                                 518,814
5.50%, 8/ 1/2017                                                  877,039                                 883,101
6.50%, 8/ 1/2017                                                  653,349                                 671,271
5.00%, 1/ 1/2018                                                2,786,277                               2,760,911
5.50%, 1/ 1/2018                                                1,751,391                               1,763,497
5.50%, 7/ 1/2019                                                  554,498                                 558,130
5.50%, 8/ 1/2019                                                1,452,857                               1,462,372

5.50%, 9/ 1/2019                                                  787,647                                 792,806
5.50%, 10/ 1/2019                                                 313,344                                 315,396
7.50%, 4/ 1/2022                                                   44,628                                  46,886
6.00%, 6/ 1/2022                                                  423,373                                 430,812
6.00%, 11/ 1/2023                                                  70,333                                  71,170
6.50%, 11/ 1/2023                                                 113,645                                 117,170
5.50%, 5/ 1/2024                                                  361,891                                 358,469
6.50%, 5/ 1/2024                                                   99,674                                 102,784
6.50%, 7/ 1/2025                                                   20,215                                  20,830
6.50%, 8/ 1/2025                                                  112,089                                 117,370
6.50%, 2/ 1/2026                                                   36,396                                  37,503
6.00%, 3/ 1/2026                                                   11,192                                  11,334
6.50%, 3/ 1/2026                                                   27,394                                  28,228
6.50%, 5/ 1/2026                                                   53,000                                  54,613
6.50%, 6/ 1/2026                                                   24,951                                  25,710
7.00%, 1/ 1/2027                                                   24,272                                  25,395
7.50%, 7/ 1/2027                                                   34,932                                  36,670
7.00%, 11/ 1/2027                                                  21,342                                  22,314
6.50%, 7/ 1/2028                                                   24,995                                  25,747
6.50%, 9/ 1/2028                                                   26,733                                  27,538
6.00%, 11/ 1/2028                                                 252,227                                 255,433
6.50%, 4/ 1/2029                                                  120,720                                 124,320
7.00%, 10/ 1/2029                                                 241,363                                 252,095
7.00%, 6/ 1/2030                                                   52,607                                  54,916
8.00%, 6/ 1/2030                                                   22,288                                  23,808
7.00%, 5/ 1/2031                                                  186,535                                 194,724
7.50%, 5/ 1/2031                                                  199,268                                 208,836
6.50%, 9/ 1/2031                                                  473,103                                 486,315
6.00%, 12/ 1/2031                                                 294,685                                 298,159
6.50%, 2/ 1/2032                                                  397,631                                 408,657
7.00%, 2/ 1/2032                                                  215,212                                 224,587
7.00%, 4/ 1/2032                                                  496,928                                 518,575
6.00%, 1/ 1/2033                                                1,101,980                               1,114,333
6.00%, 3/ 1/2033                                                  597,421                                 604,118
5.50%, 9/ 1/2033                                               10,866,731                              10,787,045
5.16%, 12/ 1/2033 (a)                                           1,839,816                               1,827,822
4.75%, 2/ 1/2035 (a)                                            3,689,276                               3,641,463
4.74%, 4/ 1/2035 (a)                                            3,033,427                               2,976,496
                                                                                               -------------------
                                                                                                       60,820,352
                                                                                               -------------------
Government National Mortgage Association (GNMA) (3.65%)
5.00%, 9/15/2033                                                   80,191                                  79,252
5.50%, 11/15/2033                                                 471,471                                 475,176
5.00%, 1/ 1/2036 (c)                                            2,900,000                               2,861,030
5.50%, 1/ 1/2036 (c)                                            1,100,000                               1,106,532
7.00%, 1/15/2024                                                   18,877                                  19,878
7.00%, 2/15/2027                                                  184,267                                 193,797
7.00%, 12/15/2027                                                  57,151                                  60,107
7.00%, 3/15/2028                                                  343,267                                 360,755
7.00%, 5/15/2028                                                  183,363                                 192,704
7.00%, 5/15/2031                                                   98,775                                 103,726
7.00%, 9/15/2031                                                  346,858                                 364,166
7.00%, 6/15/2032                                                  834,267                                 875,833
6.00%, 5/20/2024                                                  186,191                                 190,678
6.00%, 6/20/2024                                                  420,337                                 430,466
6.00%, 11/20/2025                                                  63,967                                  65,494
6.50%, 12/20/2025                                                  62,368                                  64,858
6.50%, 1/20/2026                                                  123,260                                 128,188
6.00%, 2/20/2026                                                   42,176                                  43,170
6.50%, 2/20/2026                                                  105,215                                 109,421

6.00%, 4/20/2026                                                   83,595                                  85,566
6.00%, 5/20/2026                                                   39,993                                  40,936
6.00%, 6/20/2026                                                  107,590                                 110,127
6.00%, 7/20/2026                                                   22,133                                  22,655
6.00%, 9/20/2026                                                   74,364                                  76,106
6.00%, 3/20/2027                                                  155,934                                 159,586
6.00%, 1/20/2028                                                   96,660                                  98,923
6.00%, 3/20/2028                                                   35,783                                  36,621
6.00%, 6/20/2028                                                  185,906                                 190,258
6.00%, 7/20/2028                                                  127,543                                 130,528
6.00%, 3/20/2029                                                  226,479                                 231,783
6.00%, 7/20/2029                                                  248,422                                 254,176
5.50%, 5/20/2035                                                2,370,636                               2,381,007
                                                                                               -------------------
                                                                                                       11,543,503
                                                                                               -------------------
U.S. Treasury (10.33%)
3.75%, 5/15/2008                                                7,350,000                               7,245,490
3.88%, 5/15/2010                                                4,000,000                               3,924,220
4.25%, 10/15/2010                                               5,850,000                               5,819,381
4.13%, 5/15/2015                                                4,500,000                               4,401,387
4.25%, 8/15/2015                                                1,450,000                               1,431,252
8.75%, 5/15/2017                                                2,000,000                               2,746,406
6.88%, 8/15/2025                                                5,500,000                               7,082,966
                                                                                               -------------------
                                                                                                       32,651,102
                                                                                               -------------------
U.S. Treasury Inflation-Indexed Obligations (2.02%)
3.88%, 1/15/2009                                                6,073,150                               6,382,978
                                                                                               -------------------

U.S. Treasury Strip (5.82%)
0.00%, 11/15/2015 (d)                                          13,250,000                               8,548,542
0.00%, 5/15/2020 (d)                                           10,500,000                               5,416,456
0.00%, 8/15/2025 (d)                                            7,000,000                               2,829,827
0.00%, 8/15/2028 (d)                                            4,500,000                               1,601,510
                                                                                               -------------------
                                                                                                       18,396,335
                                                                                               -------------------
TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS                                         $       182,552,410
                                                                                               -------------------
SHORT TERM INVESTMENTS (2.17%)
Commercial Paper (2.17%)
Investment in Joint Trading Account; Federal Home Loan Bank
3.40%, 1/ 3/2006                                                6,859,242                               6,857,946
                                                                                               -------------------
TOTAL SHORT TERM INVESTMENTS                                                                  $         6,857,946
                                                                                               -------------------
Total Investments                                                                             $       364,644,238
Liabilities in Excess of Other Assets, Net - (15.38)%                                                (48,596,795)
                                                                                               -------------------
TOTAL NET ASSETS - 100.00%                                                                    $       316,047,443
                                                                                               ===================
                                                                                               -------------------

                                                                                               ===================

(a)  Variable Rate
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $6,398,483 or 2.02% of net assets.
(c) Security was purchased in a "to-be-announced" ("TBA") transaction. See Notes to Financial Statements.
(d)  Non-Income Producing Security

Unrealized Appreciation (Depreciation)
Unrealized Appreciation                      $         1,381,592
Unrealized Depreciation                              (3,234,919)
                                              -------------------
Net Unrealized Appreciation (Depreciation)           (1,853,327)
Cost for federal income tax purposes                 366,497,565


                    SCHEDULE OF INTEREST RATE SWAP AGREEMENTS
                                                                                                            Unrealized
                                                                         Notional                          Appreciation/
Description                                                               Amount                           (Depreciation)
----------------------------------------------------------------------------------------------------------------------------
Pay monthly a fixed rate of 5.25% to Merrill Lynch and receive
monthly a floating rate based on 1-month LIBOR plus 39.5               $  5,000,000                     $             2,719
basis points. Expires October 2012.



Pay monthly a fixed rate of 5.27% to Deutsche Bank and receive
monthly a floating rate based on 1-month LIBOR plus                    $  3,500,000                                (21,836)
29.7 basis points. Expires September 2012.


Pay monthly a fixed rate of 5.30% to Morgan Stanley and receive
monthly a floating rate based on 1-month LIBOR plus                    $  4,000,000                                 (8,327)
40 basis points. Expires August 2012.


Pay monthly a fixed rate of 5.300% to Deutsche Bank and receive
monthly a floating rate based on 1-month LIBOR plus                    $  3,500,000                                (11,033)
38 basis points. Expires September 2012.



                    SCHEDULE OF TOTAL RETURN SWAP AGREEMENTS
                                                                                           Unrealized
                                                                       Notional           Appreciation/
Description                                                             Amount            (Depreciation)
-----------------------------------------------------------------------------------------------------------
Receive a monthly return equal to the Lehman ERISA Eligible
CMBS Index and pay monthly a floating rate based on                  $  3,500,000      $     17,118
1-month LIBOR less 5 basis points with Morgan Stanley. Expires
February 2006.


Receive a monthly return equal to the Lehman ERISA Eligible
CMBS Index and pay monthly a floating rate based on                     3,000,000            14,671
1-month LIBOR less 5 basis points with Morgan Stanley. Expires
January 2006.

Portfolio Summary (unaudited)
------------------------------------------------------------------------
Sector                                                          Percent
------------------------------------------------------------------------
Mortgage Securities                                              64.67%
Government                                                       36.61%
Asset Backed Securities                                          13.19%
Financial                                                         0.91%
Liabilities in Excess of Other Assets, Net                    (-15.38%)
                                                     -------------------
TOTAL NET ASSETS                                                100.00%
                                                     ===================

Other Assets Summary (unaudited)
------------------------------------------------------------------------
Asset Type                                                      Percent
------------------------------------------------------------------------
Interest Rate Swaps                                               0.01%
Total Return Swaps                                                0.01%

Schedule of Investments
December 31, 2005
PVC - Growth Account
                                                Shares
                                                 Held                                       Value
                                                ---------------------------------------------------------
COMMON STOCKS (99.12%)
Airlines (1.02%)
Southwest Airlines Co                            77,000                             $          1,265,110
                                                                                     --------------------

Applications Software (0.67%)
Citrix Systems Inc (a)                           29,000                                          834,620
                                                                                     --------------------

Athletic Footwear (1.01%)
Nike Inc                                         14,500                                        1,258,455
                                                                                     --------------------

Beverages - Non-alcoholic (5.08%)
Coca-Cola Co/The                                 67,000                                        2,700,770
PepsiCo Inc                                      61,200                                        3,615,696
                                                                                     --------------------
                                                                                               6,316,466
                                                                                     --------------------
Beverages - Wine & Spirits (1.46%)
Constellation Brands Inc (a)                     69,300                                        1,817,739
                                                                                     --------------------

Computers (6.00%)
Apple Computer Inc (a)                           69,100                                        4,967,599
Hewlett-Packard Co                               87,000                                        2,490,810
                                                                                     --------------------
                                                                                               7,458,409
                                                                                     --------------------
Cosmetics & Toiletries (2.06%)
Colgate-Palmolive Co                             46,600                                        2,556,010
                                                                                     --------------------

Diversified Manufacturing Operations (4.13%)
Ingersoll-Rand Co Ltd                            61,600                                        2,486,792
Textron Inc                                      34,300                                        2,640,414
                                                                                     --------------------
                                                                                               5,127,206
                                                                                     --------------------
E-Commerce - Services (1.63%)
eBay Inc (a)                                     46,900                                        2,028,425
                                                                                     --------------------

Electric - Integrated (1.45%)
TXU Corp                                         35,800                                        1,796,802
                                                                                     --------------------

Electronic Components - Semiconductors (3.21%)
Broadcom Corp (a)                                58,800                                        2,772,420
Texas Instruments Inc                            38,000                                        1,218,660
                                                                                     --------------------
                                                                                               3,991,080
                                                                                     --------------------
Finance - Commercial (3.13%)
CIT Group Inc                                    75,000                                        3,883,500
                                                                                     --------------------

Finance - Credit Card (1.43%)
Capital One Financial Corp                       20,600                                        1,779,840
                                                                                     --------------------

Finance - Investment Banker & Broker (5.40%)
Charles Schwab Corp/The                         112,000                                        1,643,040
Goldman Sachs Group Inc                          29,900                                        3,818,529
Morgan Stanley                                   22,000                                        1,248,280
                                                                                     --------------------
                                                                                               6,709,849
                                                                                     --------------------

Food - Confectionery (1.37%)
WM Wrigley Jr Co                                 25,600                                        1,702,144
                                                                                     --------------------

Life & Health Insurance (2.57%)
Cigna Corp                                       28,600                                        3,194,620
                                                                                     --------------------

Medical - Biomedical/Gene (3.93%)
Amgen Inc (a)                                    33,700                                        2,657,582
Celgene Corp (a)                                 34,400                                        2,229,120
                                                                                     --------------------
                                                                                               4,886,702
                                                                                     --------------------
Medical - Drugs (4.43%)
Allergan Inc                                     13,000                                        1,403,480
Schering-Plough Corp                            196,900                                        4,105,365
                                                                                     --------------------
                                                                                               5,508,845
                                                                                     --------------------
Medical - Generic Drugs (0.90%)
Teva Pharmaceutical Industries Ltd ADR           26,000                                        1,118,260
                                                                                     --------------------

Medical - HMO (0.99%)
Aetna Inc                                        13,000                                        1,226,030
                                                                                     --------------------

Networking Products (2.39%)
Juniper Networks Inc (a)                        133,100                                        2,968,130
                                                                                     --------------------

Oil Company - Exploration & Production (3.32%)
Apache Corp                                      33,300                                        2,281,716
Devon Energy Corp                                29,400                                        1,838,676
                                                                                     --------------------
                                                                                               4,120,392
                                                                                     --------------------
Oil Company - Integrated (2.85%)
ConocoPhillips                                   60,800                                        3,537,344
                                                                                     --------------------

Optical Supplies (2.19%)
Alcon Inc                                        21,000                                        2,721,600
                                                                                     --------------------

Pharmacy Services (2.00%)
Caremark Rx Inc (a)                              48,100                                        2,491,099
                                                                                     --------------------

Radio (1.26%)
XM Satellite Radio Holdings Inc (a)              57,470                                        1,567,782
                                                                                     --------------------

Regional Banks (1.00%)
PNC Financial Services Group Inc                 20,000                                        1,236,600
                                                                                     --------------------

Retail - Apparel & Shoe (2.96%)
Nordstrom Inc                                    98,200                                        3,672,680
                                                                                     --------------------

Retail - Drug Store (3.14%)
CVS Corp                                        147,600                                        3,899,592
                                                                                     --------------------

Retail - Office Supplies (2.88%)
Staples Inc                                     157,750                                        3,582,503
                                                                                     --------------------

Retail - Regional Department Store (2.42%)
Federated Department Stores Inc                  18,000                                        1,193,940
Kohl's Corp (a)                                  37,200                                        1,807,920
                                                                                     --------------------
                                                                                               3,001,860
                                                                                     --------------------

Retail - Restaurants (2.34%)
McDonald's Corp                                  86,100                                        2,903,292
                                                                                     --------------------

Semiconductor Component - Integrated
Circuits (2.04%)
Marvell Technology Group Ltd (a)                 45,200                                        2,535,268
                                                                                     --------------------

Semiconductor Equipment (1.69%)
Applied Materials Inc                           117,000                                        2,098,980
                                                                                     --------------------

Telecommunication Equipment (2.51%)
Comverse Technology Inc (a)                     117,400                                        3,121,666
                                                                                     --------------------

Therapeutics (2.27%)
Gilead Sciences Inc (a)                          53,600                                        2,820,968
                                                                                     --------------------

Web Portals (5.00%)
Google Inc (a)                                   14,990                                        6,218,750
                                                                                     --------------------

Wireless Equipment (4.99%)
Motorola Inc                                    219,500                                        4,958,505
Nokia OYJ ADR                                    68,000                                        1,244,400
                                                                                     --------------------
                                                                                               6,202,905
                                                                                     --------------------
TOTAL COMMON STOCKS                                                                 $        123,161,523
                                                                                     --------------------
Total Investments                                                                   $        123,161,523
Other Assets in Excess of Liabilities,
               Net - 0.88%                                                                     1,092,523
                                                                                     --------------------
TOTAL NET ASSETS - 100.00%                                                          $        124,254,046
                                                                                     ====================
                                                                                     --------------------
                                                                                     ====================

(a) Non-Income Producing Security Unrealized Appreciation (Depreciation)


Unrealized Appreciation                            $         21,073,946
Unrealized Depreciation                                     (2,325,578)
                                                    --------------------
Net Unrealized Appreciation (Depreciation)                   18,748,368
Cost for federal income tax purposes                        104,413,155

Portfolio Summary (unaudited)
------------------------------------------------------------------------
Sector                                                          Percent
------------------------------------------------------------------------
Consumer, Non-cyclical                                           26.69%
Communications                                                   17.79%
Consumer, Cyclical                                               15.76%
Technology                                                       13.62%
Financial                                                        13.52%
Energy                                                            6.16%
Industrial                                                        4.13%
Utilities                                                         1.45%
Other Assets in Excess of Liabilities, Net                        0.88%
                                                    --------------------
TOTAL NET ASSETS                                                100.00%
                                                    ====================

Schedule of Investments
December 31, 2005
PVC - International Emerging Markets Account
                                                        Shares
                                                         Held                                       Value
                                                       ----------------------------------------------------------
COMMON STOCKS (91.71%)
Agricultural Biotech (0.00%)
Global Bio-Chem Technology Group Co Ltd -
Warrant (a)                                               33,464                            $                 82
                                                                                             --------------------

Agricultural Operations (0.62%)
Astra Agro Lestari Tbk PT                                271,010                                         134,954
Astral Foods Ltd                                          25,639                                         311,266
                                                                                             --------------------
                                                                                                         446,220
                                                                                             --------------------
Apparel Manufacturers (0.58%)
Youngone Corp (a)                                         95,449                                         415,468
                                                                                             --------------------

Appliances (0.14%)
Tsann Kuen Enterprise Co                                  58,120                                          97,153
                                                                                             --------------------

Audio & Video Products (0.29%)
ReignCom Ltd (a)                                          16,404                                         210,152
                                                                                             --------------------

Auto - Car & Light Trucks (2.42%)
Dongfeng Motor Group Co Ltd (a)                          732,000                                         184,097
Ford Otomotiv Sanayi AS                                   48,467                                         423,167
Hyundai Motor Co                                           8,340                                         802,772
Tata Motors Ltd ADR                                       22,660                                         325,624
                                                                                             --------------------
                                                                                                       1,735,660
                                                                                             --------------------
Auto - Medium & Heavy Duty Trucks (0.72%)
Mahindra & Mahindra Ltd                                   44,997                                         511,902
                                                                                             --------------------

Auto/Truck Parts & Equipment - Original (0.00%)
Hyundai Mobis                                                  5                                             457
                                                                                             --------------------

Building - Heavy Construction (0.95%)
Cheung Kong Infrastructure Holdings Ltd                   97,136                                         305,682
Daewoo Engineering & Construction Co Ltd (a)              28,440                                         377,005
                                                                                             --------------------
                                                                                                         682,687
                                                                                             --------------------
Building - Residential & Commercial (0.60%)
Desarrolladora Homex SA de CV ADR (a)                     13,900                                         426,452
                                                                                             --------------------

Building & Construction - Miscellaneous (0.64%)
Aveng Ltd                                                160,997                                         456,655
                                                                                             --------------------

Building Products - Cement & Aggregate (1.72%)
Cemex SA de CV                                           207,588                                       1,230,777
                                                                                             --------------------

Casino Hotels (0.40%)
Genting Bhd                                               50,385                                         285,286
                                                                                             --------------------

Cellular Telecommunications (5.40%)
America Movil SA de CV ADR                                29,206                                         854,567
China Mobile Hong Kong Ltd                               233,959                                       1,107,402
Digi.Com BHD (a)                                         105,143                                         216,990
Far EasTone Telecommunications Co Ltd                    360,500                                         407,776
KT Freetel Co Ltd (a)                                     26,858                                         654,944

SK Telecom Co Ltd                                          3,125                                         559,554
Vodafone Egypt Telecommunications SAE                      3,628                                          63,839
                                                                                             --------------------
                                                                                                       3,865,072
                                                                                             --------------------
Chemicals - Diversified (1.02%)
Hanwha Chem Corp (a)                                      32,160                                         367,461
Israel Chemicals Ltd                                      92,500                                         365,077
                                                                                             --------------------
                                                                                                         732,538
                                                                                             --------------------
Chemicals - Plastics (0.47%)
Formosa Plastics Corp                                    218,000                                         335,201
                                                                                             --------------------

Coal (0.38%)
Banpu Public Co Ltd (a)(b)                                86,000                                         274,780
                                                                                             --------------------

Commercial Banks (9.92%)
Akbank TAS                                                60,216                                         490,104
Banco do Brasil SA                                        18,834                                         340,310
Banco Nossa Caixa SA (a)                                  16,758                                         250,419
BanColombia SA ADR                                        13,508                                         389,436
Bank Hapoalim BM                                          83,781                                         389,082
Bank of the Philippine Islands                           262,012                                         269,250
Commercial International Bank                             40,016                                         409,173
FirstRand Ltd                                            143,070                                         416,183
Kookmin Bank                                              20,780                                       1,572,607
Pusan Bank                                                28,680                                         375,931
Raiffeisen International Bank Holding AS (a)               5,739                                         376,043
Sberbank RF                                                3,575                                         468,325
Siam Commercial Bank Public (a)(b)                       157,300                                         199,502
Turkiye Garanti Bankasi AS (a)                           105,271                                         381,671
Turkiye Is Bankasi                                        90,305                                         781,778
                                                                                             --------------------
                                                                                                       7,109,814
                                                                                             --------------------
Computers (3.25%)
Acer Inc                                                 290,440                                         729,571
High Tech Computer Corp                                   60,200                                       1,129,105
Wistron Corp (a)                                         369,000                                         468,511
                                                                                             --------------------
                                                                                                       2,327,187
                                                                                             --------------------
Computers  -Memory Devices (0.54%)
Quanta Storage Inc                                       292,450                                         389,126
                                                                                             --------------------

Diversified Financial Services (4.66%)
Cathay Financial Holding Co Ltd                           65,000                                         117,757
Hana Financial Group Inc                                  13,423                                         613,482
Investec Ltd                                               9,431                                         410,399
RMB Holdings Ltd                                          20,925                                          92,047
Shin Kong Financial Holding Co Ltd                       635,663                                         494,510
Shinhan Financial Group Co Ltd (a)                        23,195                                         941,935
SinoPac Financial Holdings Co Ltd                        920,000                                         443,991
Woori Finance Holdings Co Ltd (a)                         11,420                                         227,078
                                                                                             --------------------
                                                                                                       3,341,199
                                                                                             --------------------
Diversified Minerals (1.19%)
Antofagasta PLC                                           26,528                                         853,906
                                                                                             --------------------

Diversified Operations (1.05%)
Alfa SA de CV                                             71,788                                         398,160
Haci Omer Sabanci Holding AS                              62,909                                         356,089
                                                                                             --------------------
                                                                                                         754,249
                                                                                             --------------------

E-Commerce - Products (0.46%)
Submarino SA (a)                                          18,693                                         332,160
                                                                                             --------------------

Electric - Generation (0.83%)
CEZ                                                        7,339                                         219,451
Ratchaburi Electricity Generating Holding PLC (a)(b)     375,610                                         375,610
                                                                                             --------------------
                                                                                                         595,061
                                                                                             --------------------
Electric Products - Miscellaneous (1.27%)
LG Electronics Inc                                        10,310                                         910,801
                                                                                             --------------------

Electronic Components - Miscellaneous (2.16%)
Asustek Computer Inc                                      86,600                                         266,315
HON HAI Precision Industry Co Ltd                        233,350                                       1,278,903
                                                                                             --------------------
                                                                                                       1,545,218
                                                                                             --------------------
Electronic Components - Semiconductors (5.29%)
Hynix Semiconductor Inc (a)                               16,903                                         590,271
MediaTek Inc                                              30,800                                         362,927
Samsung Electronics Co Ltd                                 4,354                                       2,838,489
                                                                                             --------------------
                                                                                                       3,791,687
                                                                                             --------------------
Engineering - Research & Development Services (0.44%)
Larsen & Toubro Ltd                                        7,650                                         313,444
                                                                                             --------------------

Feminine Health Care Products (0.60%)
Hengan International Group Co Ltd                        380,389                                         431,728
                                                                                             --------------------

Finance - Consumer Loans (0.97%)
African Bank Investments Ltd                             180,246                                         696,260
                                                                                             --------------------

Finance - Other Services (0.67%)
Grupo Financiero Banorte SA de CV                        232,535                                         481,349
                                                                                             --------------------

Food - Dairy Products (0.68%)
Binggrae Co Ltd (a)                                       12,355                                         487,062
                                                                                             --------------------

Food - Miscellaneous/Diversified (0.58%)
Daesang Corp (a)                                          28,910                                         413,266
                                                                                             --------------------

Food - Retail (0.53%)
Spar Group Ltd/The                                        77,617                                         379,366
                                                                                             --------------------

Gold Mining (0.54%)
Harmony Gold Mining Co Ltd (a)                            28,955                                         387,588
                                                                                             --------------------

Home Furnishings (0.28%)
Lewis Group Ltd                                           27,522                                         203,687
                                                                                             --------------------

Internet Security (0.74%)
Check Point Software Technologies (a)                     26,284                                         528,308
                                                                                             --------------------

Medical - Drugs (0.63%)
Hikma Pharmaceuticals PLC (a)                             64,552                                         448,539
                                                                                             --------------------

Medical - Generic Drugs (0.62%)
Teva Pharmaceutical Industries Ltd ADR                    10,259                                         441,240
                                                                                             --------------------


Metal - Diversified (0.93%)
MMC Norilsk Nickel ADR                                     7,100                                         668,110
                                                                                             --------------------

Metal - Iron (0.47%)
Novolipetsk Steel (a)(b)                                  23,614                                         337,680
                                                                                             --------------------

Metal Processors & Fabrication (0.62%)
Catcher Technology Co Ltd                                 54,761                                         441,850
                                                                                             --------------------

Multi-line Insurance (0.44%)
Porto Seguro SA (a)                                       29,157                                         312,107
                                                                                             --------------------

Non-Ferrous Metals (0.85%)
Grupo Mexico SA de CV                                    260,025                                         606,207
                                                                                             --------------------

Oil Company - Exploration & Production (3.22%)
CNOOC Ltd                                                749,151                                         507,257
NovaTek OAO (b)                                           13,589                                         305,753
OAO Gazprom ADR                                           11,453                                         823,471
Oil & Natural Gas Corp Ltd                                16,261                                         424,480
PTT Public (b)                                            44,815                                         247,029
                                                                                             --------------------
                                                                                                       2,307,990
                                                                                             --------------------
Oil Company - Integrated (8.17%)
China Petroleum & Chemical Corp                          869,108                                         431,553
LUKOIL ADR                                                29,598                                       1,732,963
Mol Magyar Olaj- es Gazipari Rt                            5,755                                         536,450
PetroChina Co Ltd                                      1,093,990                                         895,956
Petroleo Brasileiro SA ADR                                17,760                                       1,265,755
Sasol Ltd                                                 27,632                                         986,779
                                                                                             --------------------
                                                                                                       5,849,456
                                                                                             --------------------
Oil Refining & Marketing (1.85%)
Bharat Petroleum Corp Ltd                                 14,943                                         144,151
Polski Koncern Naftowy Orlen                              27,815                                         535,397
SK Corp                                                    5,110                                         263,373
Thai Oil Public (a)(b)                                   245,594                                         380,371
                                                                                             --------------------
                                                                                                       1,323,292
                                                                                             --------------------
Pastoral & Agricultural (0.46%)
Charoen Pokphand Foods PCL (a)(b)                      2,231,737                                         332,039
                                                                                             --------------------

Petrochemicals (1.38%)
Honam Petrochemical Corp (a)                              12,610                                         623,732
Reliance Industries (a)                                    9,219                                         364,427
                                                                                             --------------------
                                                                                                         988,159
                                                                                             --------------------
Platinum (1.21%)
Impala Platinum Holdings Ltd                               5,896                                         866,389
                                                                                             --------------------

Power Converter & Supply Equipment (0.56%)
Bharat Heavy Electricals (a)                              12,951                                         403,395
                                                                                             --------------------

Real Estate Operator & Developer (0.72%)
Agile Property Holdings Ltd (a)                          600,000                                         290,190
IRSA Inversiones y Representaciones SA (a)                18,555                                         224,144
                                                                                             --------------------
                                                                                                         514,334
                                                                                             --------------------
Retail - Apparel & Shoe (1.02%)
Lojas Renner SA (a)                                       22,688                                         728,483
                                                                                             --------------------


Retail - Home Furnishings (0.60%)
Ellerine Holdings Ltd                                     43,671                                         426,967
                                                                                             --------------------

Retail - Hypermarkets (0.51%)
Controladora Comercial Mexicana SA de CV                 238,256                                         364,630
                                                                                             --------------------

Retail - Major Department Store (0.31%)
Hyundai Department Store Co Ltd (a)                        2,650                                         224,405
                                                                                             --------------------

Retail - Miscellaneous/Diversified (0.56%)
Foschini Ltd                                              48,547                                         398,786
                                                                                             --------------------

Semiconductor Component - Integrated Circuits (5.14%)
Chipbond Technology Corp                                 197,000                                         320,906
Novatek Microelectronics Corp Ltd                        179,113                                       1,052,547
Siliconware Precision Industries Co                      312,000                                         437,463
Taiwan Semiconductor Manufacturing Co Ltd                984,693                                       1,873,864
                                                                                             --------------------
                                                                                                       3,684,780
                                                                                             --------------------
Steel - Producers (1.09%)
Evraz Group SA (b)(c)                                     23,380                                         423,178
POSCO ADR                                                  7,255                                         359,195
                                                                                             --------------------
                                                                                                         782,373
                                                                                             --------------------
Sugar (0.63%)
Cosan SA Industria e Comercio (a)                         15,479                                         451,545
                                                                                             --------------------

Tea (0.56%)
Tata TEA Ltd                                              19,105                                         402,538
                                                                                             --------------------

Telecommunication Equipment (0.62%)
Foxconn International Holdings Ltd (a)                   270,884                                         441,950
                                                                                             --------------------

Telecommunication Services (0.59%)
Telekomunikacja Polska SA                                 58,853                                         422,779
                                                                                             --------------------

Telephone - Integrated (3.34%)
China Netcom Group Corp Hong Kong Ltd                    434,000                                         702,478
Telecom Argentina SA ADR (a)                              33,800                                         435,682
Telefonos de Mexico SA de CV ADR                          21,579                                         532,570
Telkom SA Ltd                                             34,070                                         723,836
                                                                                             --------------------
                                                                                                       2,394,566
                                                                                             --------------------
Transport - Marine (0.41%)
Berlian Laju Tanker Tbk PT                             2,793,206                                         295,217
Evergreen Marine Corp Tawain Ltd                           1,025                                             743
                                                                                             --------------------
                                                                                                         295,960
                                                                                             --------------------
Transport - Services (0.49%)
Grindrod Ltd                                             174,755                                         351,301
                                                                                             --------------------

Wire & Cable Products (0.71%)
LS Cable Ltd                                              14,820                                         508,734
                                                                                             --------------------
TOTAL COMMON STOCKS                                                                         $         65,699,592
                                                                                             --------------------
PREFERRED STOCKS (6.83%)
Airlines (0.57%)
Tam SA (a)                                                21,600                                         410,636
                                                                                             --------------------


Commercial Banks (1.42%)
Banco Bradesco SA                                         35,187                                       1,019,978
                                                                                             --------------------

Diversified Minerals (2.08%)
Cia Vale do Rio Doce                                      41,595                                       1,491,578
                                                                                             --------------------

Electric - Integrated (0.51%)
Cia Energetica de Minas Gerais                         9,005,644                                         366,318
                                                                                             --------------------

Food - Meat Products (0.41%)
Perdigao SA                                                8,699                                         293,878
                                                                                             --------------------

Investment Companies (0.02%)
Lereko Mobility Pty Ltd                                    2,003                                          12,443
                                                                                             --------------------

Steel - Producers (0.79%)
Gerdau SA                                                 33,666                                         566,506
                                                                                             --------------------

Telephone - Integrated (0.53%)
Telecomunicacoes de Sao Paulo SA                          18,395                                         377,666
                                                                                             --------------------

Web Portals (0.50%)
Universo Online SA (a)                                    42,147                                         355,511
                                                                                             --------------------
TOTAL PREFERRED STOCKS                                                                      $          4,894,514
                                                                                             --------------------
                                                       Principal
                                                        Amount                                      Value
                                                       ----------------------------------------------------------
SHORT TERM INVESTMENTS (1.37%)
Commercial Paper (1.37%)
Investment in Joint Trading Account;
General Electric Capital
4.15%, 1/ 3/2006                                         982,006                                         982,006
                                                                                             --------------------
TOTAL SHORT TERM INVESTMENTS                                                                $            982,006
                                                                                             --------------------
Total Investments                                                                           $         71,576,112
Other Assets in Excess of Liabilities, Net - 0.09%                                                        62,784
                                                                                             --------------------
TOTAL NET ASSETS - 100.00%                                                                  $         71,638,896
                                                                                             ====================
                                                                                             --------------------

                                                                                             ====================

(a)  Non-Income Producing Security
(b) Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $2,875,942 or 4.01% of net assets.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $423,178 or 0.59% of net assets.



Unrealized Appreciation (Depreciation)
Unrealized Appreciation                                 $         13,804,704
Unrealized Depreciation                                            (776,965)
                                                         --------------------
Net Unrealized Appreciation (Depreciation)                        13,027,739
Cost for federal income tax purposes                              58,499,985

Portfolio Summary (unaudited)
-----------------------------------------------------------------------------
Country                                                              Percent
-----------------------------------------------------------------------------
Korea, Republic Of                                                    20.01%
Taiwan, Province Of China                                             14.86%
Brazil                                                                11.95%
South Africa                                                           9.94%
Mexico                                                                 6.83%
Russian Federation                                                     6.64%
Hong Kong                                                              4.07%
India                                                                  4.03%
Turkey                                                                 3.40%
China                                                                  3.33%
Thailand                                                               2.53%
Israel                                                                 2.41%
United Kingdom                                                         1.82%
United States                                                          1.37%
Poland                                                                 1.34%
Argentina                                                              0.92%
Hungary                                                                0.75%
Malaysia                                                               0.70%
Egypt                                                                  0.66%
Indonesia                                                              0.60%
Colombia                                                               0.54%
Austria                                                                0.52%
Philippines                                                            0.38%
Czech Republic                                                         0.31%
Other Assets in Excess of Liabilities, Net                             0.09%
                                                         --------------------
TOTAL NET ASSETS                                                     100.00%
                                                         ====================

Schedule of Investments
December 31, 2005
PVC - International SmallCap Account
                                                           Shares
                                                            Held                                       Value
                                                          ----------------------------------------------------------
COMMON STOCKS (98.57%)
Advertising Agencies (0.11%)
Gendai Agency Inc                                                36                            $            159,214
                                                                                                --------------------

Advertising Sales (0.25%)
SR Teleperformance                                           11,582                                         360,665
                                                                                                --------------------

Advertising Services (0.74%)
Publicis Groupe                                              30,435                                       1,055,450
                                                                                                --------------------

Agricultural Operations (0.02%)
Provimi SA                                                    1,565                                          35,166
                                                                                                --------------------

Airlines (0.09%)
Finnair OYJ                                                   9,490                                         134,103
                                                                                                --------------------

Apparel Manufacturers (0.60%)
Gerry Weber International AG                                  2,183                                          40,375
Gildan Activewear (a)                                        15,802                                         676,369
Sanei-International Co Ltd                                    3,045                                         149,373
                                                                                                --------------------
                                                                                                            866,117
                                                                                                --------------------
Applications Software (0.70%)
Azure Dynamics Corp (a)                                      38,404                                          35,177
Sage Group PLC                                              219,265                                         972,106
                                                                                                --------------------
                                                                                                          1,007,283
                                                                                                --------------------
Audio & Video Products (0.52%)
Advanced Digital Broadcast Holdings SA (a)                    1,529                                         139,216
Canon Electronics Inc                                        10,958                                         426,139
D&M Holdings Inc                                             47,030                                         175,322
                                                                                                --------------------
                                                                                                            740,677
                                                                                                --------------------
Auto - Medium & Heavy Duty Trucks (0.14%)
Nissan Diesel Motor Co Ltd                                   28,450                                         195,725
                                                                                                --------------------

Auto/Truck Parts & Equipment - Original (0.87%)
ElringKlinger AG                                                884                                          31,793
Futaba Industrial Co Ltd                                     12,828                                         307,576
Haldex AB                                                     7,530                                         149,491
Mikuni Corp                                                  11,550                                          71,435
Mitsuba Corp                                                  6,572                                          70,214
Nippon Seiki Co Ltd                                          12,725                                         260,365
Nissin Kogyo Co Ltd                                           6,493                                         354,824
                                                                                                --------------------
                                                                                                          1,245,698
                                                                                                --------------------
Beverages - Non-alcoholic (0.08%)
Asahi Soft Drinks Co Ltd                                      9,104                                         110,146
                                                                                                --------------------

Beverages - Wine & Spirits (0.80%)
C&C Group PLC                                                72,103                                         459,266
Davide Campari-Milano SpA                                    46,827                                         345,218
Mercian Corp                                                 95,096                                         346,448
                                                                                                --------------------
                                                                                                          1,150,932
                                                                                                --------------------

Brewery (0.84%)
Royal UNIBREW A/S                                             3,965                                         333,581
Wolverhampton & Dudley Brew PLC                              40,113                                         873,878
                                                                                                --------------------
                                                                                                          1,207,459
                                                                                                --------------------
Building - Heavy Construction (1.37%)
ACS Actividades Cons y Serv                                  45,767                                       1,468,919
NCC AB                                                       14,050                                         251,567
Sambu Construction Co Ltd (a)                                 2,840                                          72,205
Severfield-Rowen Plc                                          6,108                                         101,346
Veidekke ASA                                                  2,672                                          75,962
                                                                                                --------------------
                                                                                                          1,969,999
                                                                                                --------------------
Building - Maintenance & Service (0.35%)
Babcock International Group                                 118,022                                         468,542
Programmed Maintenance Services Ltd                          14,732                                          38,364
                                                                                                --------------------
                                                                                                            506,906
                                                                                                --------------------
Building - Mobil Home & Manufactured Housing (0.03%)
Maisons France Confort                                          707                                          38,762
                                                                                                --------------------

Building - Residential & Commercial (0.20%)
Kaufman & Broad SA                                            3,509                                         281,248
                                                                                                --------------------

Building & Construction - Miscellaneous (2.61%)
Ando Corp                                                    13,282                                          38,598
Ballast Nedam                                                 4,161                                         163,195
Boskalis Westminster                                            887                                          58,852
Eiffage                                                      10,685                                       1,150,700
Galliford Try Plc                                            45,124                                          69,719
JM AB                                                        21,307                                         942,385
Leighton Holdings Ltd                                        42,863                                         562,187
Morgan Sindall PLC                                           19,633                                         313,285
Samwhan Corp (a)                                              5,222                                         103,836
Sjaelso Gruppen                                                 805                                         215,271
United Group Ltd                                             15,462                                         130,889
                                                                                                --------------------
                                                                                                          3,748,917
                                                                                                --------------------
Building & Construction Products -
Miscellaneous (1.01%)
CSR Ltd                                                      78,402                                         200,141
FLSmidth & Co A/S                                             3,605                                         106,039
Kingspan Group Plc                                           90,644                                       1,138,690
                                                                                                --------------------
                                                                                                          1,444,870
                                                                                                --------------------
Building Products - Cement & Aggregate (1.74%)
Adelaide Brighton Ltd                                       451,775                                         695,941
Cementir SpA                                                 12,319                                          70,765
Holcim Ltd                                                   15,904                                       1,080,017
Italcementi SpA                                              34,702                                         645,510
                                                                                                --------------------
                                                                                                          2,492,233
                                                                                                --------------------
Cellular Telecommunications (0.71%)
MobileOne Ltd                                               199,189                                         253,958
Telepark Corp                                                    76                                         236,957
Virgin Mobile Holdings UK PLC                                82,733                                         534,746
                                                                                                --------------------
                                                                                                          1,025,661
                                                                                                --------------------
Ceramic Products (0.05%)
Krosaki Harima Corp                                          13,397                                          72,757
                                                                                                --------------------

Chemicals - Diversified (3.54%)
Imperial Chemical Industries PLC                            258,655                                       1,472,002
K+S AG                                                       16,379                                         985,314
Koninklijke DSM NV                                           36,130                                       1,470,293
Mitsubishi Gas Chemical Co Inc                              121,343                                       1,146,297
                                                                                                --------------------
                                                                                                          5,073,906
                                                                                                --------------------
Chemicals - Plastics (0.04%)
Sekisui Jushi Corp                                            6,991                                          53,604
                                                                                                --------------------

Chemicals - Specialty (0.99%)
Auriga Industries                                             9,839                                         296,409
Daicel Chemical Industries Ltd                              102,018                                         732,960
Tokyo Ohka Kogyo Co Ltd                                      13,480                                         388,308
                                                                                                --------------------
                                                                                                          1,417,677
                                                                                                --------------------
Circuit Boards (1.06%)
Ibiden Co Ltd                                                28,293                                       1,514,969
                                                                                                --------------------

Coatings & Paint (0.10%)
Sakata INX Corp                                               9,937                                          49,251
Wattyl Ltd                                                   35,670                                          87,394
                                                                                                --------------------
                                                                                                            136,645
                                                                                                --------------------
Commercial Banks (5.05%)
Amagerbanken A/S                                              1,955                                         415,520
Banche Popolari Unite Scrl                                   60,693                                       1,325,856
Banco Sabadell SA                                            50,045                                       1,308,119
Bank of Iwate Ltd/The                                         2,011                                         138,349
Bank of Nagoya Ltd/The                                       11,318                                          90,904
Bank of Queensland Ltd                                       24,367                                         263,648
Daegu Bank                                                   41,640                                         630,254
Jeonbuk Bank                                                 30,514                                         295,824
Jyske Bank (a)                                               16,256                                         795,647
Kagoshima Bank Ltd/The                                       16,314                                         129,235
Keiyo Bank Ltd/The                                           57,123                                         407,019
Oita Bank Ltd/The                                            17,154                                         138,069
Pusan Bank                                                   40,020                                         524,573
San-In Godo Bank Ltd/The                                     12,369                                         127,641
Spar Nord Bank A/S                                              430                                          63,173
Sparebanken Midt-Norge                                       10,120                                         116,949
Sparebanken Rogaland                                          2,068                                          70,244
Tokyo Tomin Bank Ltd/The                                      4,531                                         176,587
Yamaguchi Bank Ltd/The                                       15,464                                         222,075
                                                                                                --------------------
                                                                                                          7,239,686
                                                                                                --------------------
Commercial Services (0.99%)
ITE Group PLC                                                11,509                                          23,265
Nomura Co Ltd                                                12,189                                          81,893
SGS SA                                                          747                                         628,003
So-net M3 Inc (a)                                               108                                         612,149
Spice Holdings PLC                                           15,878                                          71,485
                                                                                                --------------------
                                                                                                          1,416,795
                                                                                                --------------------
Computer Services (0.70%)
Alten (a)                                                    10,661                                         318,153
Computershare Ltd                                            55,131                                         274,597
HIQ International AB                                          9,702                                          52,541
Sopra Group SA                                                1,641                                         120,204
Torex Retail PLC                                            129,457                                         237,801
                                                                                                --------------------
                                                                                                          1,003,296
                                                                                                --------------------
Computers - Integrated Systems (0.21%)
Hitachi Systems & Services Ltd                               12,058                                         307,503
                                                                                                --------------------

Computers - Peripheral Equipment (1.02%)
Logitech International SA (a)                                25,603                                       1,199,579

Melco Holdings Inc                                            8,298                                         266,453
                                                                                                --------------------
                                                                                                          1,466,032
                                                                                                --------------------
Consulting Services (0.97%)
ASK Planning Center Inc                                      17,180                                         142,645
Intage Inc                                                    3,558                                          91,339
KK DaVinci Advisors (a)                                          81                                         610,091
Savills PLC                                                  31,774                                         543,294
                                                                                                --------------------
                                                                                                          1,387,369
                                                                                                --------------------
Cosmetics & Toiletries (0.55%)
LG Household & Health Care Ltd                                5,210                                         283,474
Oriflame Cosmetics SA                                        17,581                                         505,874
                                                                                                --------------------
                                                                                                            789,348
                                                                                                --------------------
Diagnostic Equipment (0.07%)
Draegerwerk AG                                                1,964                                         101,724
                                                                                                --------------------

Distribution & Wholesale (2.25%)
Alesco Corp Ltd                                              21,336                                         155,728
Buhrmann NV                                                  50,032                                         733,560
Chori Co Ltd (a)                                             55,666                                         149,506
Inabata & Co Ltd                                             14,029                                         138,234
Inchcape Plc                                                 20,913                                         820,723
Itochu-Shokuhin Co Ltd                                        1,674                                          70,914
Shinwa Co Ltd/Nagoya                                          3,724                                         100,964
Telewave Inc                                                     90                                         668,728
Trusco Nakayama Corp                                          6,115                                         152,836
Univar NV                                                     6,169                                         240,130
                                                                                                --------------------
                                                                                                          3,231,323
                                                                                                --------------------
Diversified Financial Services (0.78%)
Acta Holding ASA                                            154,783                                         409,173
Investec PLC                                                 16,239                                         713,680
                                                                                                --------------------
                                                                                                          1,122,853
                                                                                                --------------------
Diversified Manufacturing Operations (1.43%)
Charter Plc (a)                                             142,058                                       1,370,585
NKT Holding A/S                                               8,708                                         397,981
Senior Plc                                                   61,967                                          63,297
Ten Cate NV                                                   2,145                                         217,592
                                                                                                --------------------
                                                                                                          2,049,455
                                                                                                --------------------
Diversified Minerals (0.77%)
Birch Mountain Resources (a)                                 57,563                                         409,985
Eurozinc Mining Corp (a)                                    144,803                                         138,834
Inmet Mining Corp                                            22,273                                         562,474
                                                                                                --------------------
                                                                                                          1,111,293
                                                                                                --------------------
Diversified Operations (0.18%)
Bergman & Beving AB                                           2,303                                          32,989
HKR International Ltd - Rights (a)(b)                        75,430                                              97
HKR International Ltd                                       452,582                                         218,891
                                                                                                --------------------
                                                                                                            251,977
                                                                                                --------------------
E-Commerce - Services (0.04%)
QXL Ricardo PLC (a)                                             282                                          57,973
                                                                                                --------------------

Electric - Distribution (0.00%)
Viridian Group PLC                                                1                                               8
                                                                                                --------------------

Electric - Integrated (1.14%)
International Power PLC                                     370,342                                       1,521,104

Okinawa Electric Power Co Inc/The                             2,006                                         110,642
                                                                                                --------------------
                                                                                                          1,631,746
                                                                                                --------------------
Electric Products - Miscellaneous (0.51%)
Nippon Signal Co Ltd                                         24,028                                         215,179
Nordisk Solar Co                                                373                                          33,210
Ultra Electronics Holdings                                   28,731                                         489,290
                                                                                                --------------------
                                                                                                            737,679
                                                                                                --------------------
Electronic Components - Miscellaneous (0.66%)
AddTech AB                                                    2,246                                          26,880
Chemring Group Plc                                           15,992                                         201,513
Jurong Technologies Industrial Corp Ltd                     343,301                                         373,692
Star Micronics Co Ltd                                        13,815                                         225,783
U-Shin Ltd                                                   12,462                                         116,142
                                                                                                --------------------
                                                                                                            944,010
                                                                                                --------------------
Electronic Components - Semiconductors (0.56%)
Shinko Electric Industries                                    4,735                                         357,843
SOITEC (a)                                                   27,603                                         443,781
                                                                                                --------------------
                                                                                                            801,624
                                                                                                --------------------
Electronic Measurement Instruments (0.29%)
ESPEC Corp                                                    9,175                                         147,307
V Technology Co Ltd (a)                                          19                                         264,001
                                                                                                --------------------
                                                                                                            411,308
                                                                                                --------------------
Electronic Parts Distribution (0.07%)
Marubun Corp                                                  7,261                                          98,983
                                                                                                --------------------

Energy - Alternate Sources (0.42%)
Solarworld AG                                                 4,531                                         598,589
                                                                                                --------------------

Engineering - Research & Development Services (1.16%)
ABB Ltd (a)                                                 108,808                                       1,052,621
Arcadis NV                                                    1,497                                          47,323
Bradken Ltd                                                  35,632                                         115,007
Downer EDI Ltd                                               70,108                                         369,252
Keller Group PLC                                              7,261                                          53,445
WSP Group PLC                                                 5,206                                          32,643
                                                                                                --------------------
                                                                                                          1,670,291
                                                                                                --------------------
Enterprise Software & Services (0.02%)
Linedata Services                                             1,269                                          33,604
                                                                                                --------------------

Entertainment Software (0.22%)
UBISOFT Entertainment (a)                                     6,580                                         311,700
                                                                                                --------------------

Environmental Monitoring & Detection (0.10%)
Munters AB                                                    5,162                                         142,045
                                                                                                --------------------

E-Services - Consulting (0.08%)
Transcom WorldWide SA (a)                                    14,162                                         116,999
                                                                                                --------------------

Feminine Health Care Products (0.13%)
Hengan International Group Co Ltd                           163,409                                         185,463
                                                                                                --------------------

Finance - Consumer Loans (0.85%)
Jaccs Co Ltd                                                 75,799                                         845,779
Sanyo Shinpan Finance Co Ltd                                  5,269                                         377,664
                                                                                                --------------------
                                                                                                          1,223,443
                                                                                                --------------------

Finance - Investment Banker & Broker (0.29%)
Binck NV                                                      6,478                                          69,917
Canaccord Capital Inc                                        10,060                                         128,231
Takagi Securities Co Ltd                                     34,541                                         216,558
                                                                                                --------------------
                                                                                                            414,706
                                                                                                --------------------
Finance - Leasing Company (0.96%)
Athlon Holding NV                                             2,623                                          69,583
Banca Italease (a)                                           27,524                                         698,992
Century Leasing System Inc                                   12,676                                         222,311
Fuyo General Lease Co Ltd                                     8,274                                         385,555
                                                                                                --------------------
                                                                                                          1,376,441
                                                                                                --------------------
Finance - Mortgage Loan/Banker (0.29%)
Paragon Group of Cos PLC                                     37,632                                         416,375
                                                                                                --------------------

Finance - Other Services (2.05%)
Australian Stock Exchange Ltd                                15,101                                         360,015
Cabcharge Australia Ltd                                       8,511                                          42,454
Deutsche Boerse AG                                           14,762                                       1,504,791
NETeller PLC (a)                                             32,198                                         407,104
SFE Corp Ltd                                                 61,739                                         626,797
                                                                                                --------------------
                                                                                                          2,941,161
                                                                                                --------------------
Financial Guarantee Insurance (0.42%)
Euler Hermes SA                                               6,748                                         606,522
                                                                                                --------------------

Fisheries (0.49%)
Fjord Seafood ASA (a)                                       101,359                                          66,612
Nichiro Corp                                                 93,095                                         228,735
PAN Fish ASA (a)                                          1,324,905                                         408,942
                                                                                                --------------------
                                                                                                            704,289
                                                                                                --------------------
Food - Confectionery (0.42%)
Barry Callebaut AG (a)                                          550                                         178,819
Morinaga & Co Ltd                                           134,065                                         417,995
                                                                                                --------------------
                                                                                                            596,814
                                                                                                --------------------
Food - Dairy Products (0.21%)
Maeil Dairy Industry Co Ltd (a)                              14,448                                         300,866
                                                                                                --------------------

Food - Flour & Grain (0.03%)
Samyang Genex Co Ltd                                            641                                          41,852
                                                                                                --------------------

Food - Miscellaneous/Diversified (0.39%)
Daesang Corp (a)                                             22,091                                         315,788
Nisshin Oillio Group Ltd/The                                 25,557                                         175,389
Pulmuone Co Ltd (a)                                           1,596                                          73,102
                                                                                                --------------------
                                                                                                            564,279
                                                                                                --------------------
Food - Wholesale & Distribution (0.20%)
Kato Sangyo Co Ltd                                            3,971                                          77,045
Valor Co Ltd                                                  5,456                                         211,713
                                                                                                --------------------
                                                                                                            288,758
                                                                                                --------------------
Footwear & Related Apparel (0.50%)
Geox SpA                                                     47,224                                         517,761
Prime Success International Group                           387,778                                         195,050
                                                                                                --------------------
                                                                                                            712,811
                                                                                                --------------------
Gas - Distribution (0.15%)
Shizuoka Gas Co Ltd                                          30,538                                         210,866
                                                                                                --------------------


Gold Mining (0.05%)
Northgate Minerals Corp (a)                                  42,092                                          76,750
                                                                                                --------------------

Hazardous Waste Disposal (0.16%)
Newalta Income Fund                                           8,975                                         224,193
                                                                                                --------------------

Human Resources (0.09%)
Brunel International                                          5,398                                         109,707
DIS Deutscher Industrie Service AG                              454                                          26,240
                                                                                                --------------------
                                                                                                            135,947
                                                                                                --------------------
Industrial Audio & Video Products (0.11%)
Intelligent Digital Integrated Security                       9,310                                         159,334
                                                                                                --------------------

Industrial Automation & Robots (0.40%)
CKD Corp                                                     44,478                                         573,168
                                                                                                --------------------

Instruments - Controls (0.03%)
Sanyo Denki Co Ltd                                            6,676                                          38,179
                                                                                                --------------------

Instruments - Scientific (0.09%)
Lasertec Corp                                                 1,866                                         129,480
                                                                                                --------------------

Insurance Brokers (0.08%)
April Group                                                   2,865                                         117,942
                                                                                                --------------------

Interior Design/Architecture (0.04%)
GL Events                                                     1,704                                          56,279
                                                                                                --------------------

Internet Brokers (0.36%)
kabu.com Securities Co Ltd (a)                                  147                                         510,633
                                                                                                --------------------

Internet Content - Entertainment (0.07%)
Monstermob Group PLC (a)                                     12,687                                          95,942
                                                                                                --------------------

Investment Companies - Resources (0.14%)
Timbercorp Ltd                                               94,511                                         207,986
                                                                                                --------------------

Investment Management & Advisory Services (0.61%)
Aberdeen Asset Management PLC                               312,930                                         718,530
Record Investments Ltd                                       25,309                                         151,123
                                                                                                --------------------
                                                                                                            869,653
                                                                                                --------------------
Leisure & Recreation Products (0.15%)
CTS Eventim AG (a)                                            3,864                                          93,982
Rodriguez Group                                               2,161                                         116,209
                                                                                                --------------------
                                                                                                            210,191
                                                                                                --------------------
Lottery Services (0.63%)
Intralot SA-Integrated Lottery Systems                       27,432                                         478,890
Tattersall's Ltd (a)                                        183,751                                         429,983
                                                                                                --------------------
                                                                                                            908,873
                                                                                                --------------------
Machinery - Construction & Mining (0.25%)
Manitou BF SA                                                 1,714                                          73,289
Takeuchi Manufacturing Co Ltd                                 2,271                                         134,301
Wajax Income Fund                                             5,784                                         152,058
                                                                                                --------------------
                                                                                                            359,648
                                                                                                --------------------
Machinery - General Industry (2.69%)
Andritz AG                                                    6,222                                         681,442

Furukawa Co Ltd                                              84,452                                         226,817
Makino Milling Machine Co Ltd                                61,479                                         677,139
MMI Holding Ltd                                             564,201                                         218,853
Nabtesco Corp                                                40,619                                         522,751
Okuma Holdings Inc                                           39,146                                         494,839
Pinguely-Haulotte                                            25,757                                         503,729
Sintokogio Ltd                                               26,259                                         307,019
Toshiba Machine Co Ltd                                       23,420                                         231,561
                                                                                                --------------------
                                                                                                          3,864,150
                                                                                                --------------------
Machinery - Material Handling (0.42%)
Daifuku Co Ltd                                               25,418                                         431,781
Fuji Machine Manufacturing Co Ltd                             8,556                                         172,889
                                                                                                --------------------
                                                                                                            604,670
                                                                                                --------------------
Machinery - Thermal Processing (0.36%)
Daihen Corp                                                 110,270                                         513,840
                                                                                                --------------------

Medical - Biomedical/Gene (0.24%)
Basilea Pharmaceutica (a)                                       355                                          37,441
Cambridge Antibody Technology Group Plc (a)                  17,573                                         210,725
Morphosys AG (a)                                              2,043                                          99,068
                                                                                                --------------------
                                                                                                            347,234
                                                                                                --------------------
Medical - Drugs (1.51%)
Active Biotech AB (a)                                         2,964                                          30,446
ALK-Abello A/S (a)                                            1,892                                         201,663
Chong Kun Dang Pharm Corp (a)                                 1,850                                          68,632
Miraca Holdings Inc                                          12,482                                         271,785
Recordati SpA                                                41,889                                         287,567
Rohto Pharmaceutical Co Ltd                                  44,979                                         449,676
Santen Pharmaceutical Co Ltd                                 30,965                                         855,256
                                                                                                --------------------
                                                                                                          2,165,025
                                                                                                --------------------
Medical - Wholesale Drug Distribution (0.06%)
Meda AB                                                       6,815                                          92,481
                                                                                                --------------------

Medical Instruments (1.01%)
Elekta AB                                                    47,793                                         708,614
Nihon Kohden Corp                                            14,674                                         239,946
Topcon Corp                                                  14,687                                         507,692
                                                                                                --------------------
                                                                                                          1,456,252
                                                                                                --------------------
Medical Laboratory & Testing Service (0.25%)
CML Healthcare Income Fund                                   20,642                                         254,458
Eurofins Scientific (a)                                       2,206                                          98,099
                                                                                                --------------------
                                                                                                            352,557
                                                                                                --------------------
Medical Products (1.19%)
Nobel Biocare Holding AG                                      3,879                                         850,587
Phonak Holding AG                                            15,513                                         666,213
Ypsomed Holding AG (a)                                        1,198                                         185,434
                                                                                                --------------------
                                                                                                          1,702,234
                                                                                                --------------------
Metal - Diversified (1.57%)
AUR Resources Inc                                            42,076                                         424,308
Vedanta Resources PLC                                        77,815                                       1,160,211
Zinifex Ltd                                                 131,239                                         662,342
                                                                                                --------------------
                                                                                                          2,246,861
                                                                                                --------------------
Metal Processors & Fabrication (0.53%)
Ahresty Corp                                                  9,402                                         215,872
Neturen Co Ltd                                               13,105                                         131,017
Ryobi Ltd                                                    27,303                                         192,691

Tocalo Co Ltd                                                 6,698                                         225,291
                                                                                                --------------------
                                                                                                            764,871
                                                                                                --------------------
Metal Products - Distribution (0.31%)
Daiichi Jitsugyo Co Ltd                                      13,954                                          68,215
Furusato Industries Ltd                                       5,578                                         120,038
Metka SA (a)                                                 16,592                                         176,532
Sato Shoji Corp                                               6,257                                          84,978
                                                                                                --------------------
                                                                                                            449,763
                                                                                                --------------------
Mining Services (0.08%)
Major Drilling Group International (a)                        7,205                                         108,493
                                                                                                --------------------

Miscellaneous Manufacturers (0.87%)
Amano Corp                                                   17,024                                         324,527
Balda AG                                                     34,364                                         441,822
Mecalux SA (a)                                                8,390                                         210,794
RHI AG (a)                                                    9,912                                         266,571
                                                                                                --------------------
                                                                                                          1,243,714
                                                                                                --------------------
Mortgage Banks (0.26%)
Home Capital Group Inc                                       12,668                                         376,846
                                                                                                --------------------

Motion Pictures & Services (0.15%)
Toei Animation Co Ltd                                         2,715                                         209,324
                                                                                                --------------------

Multi-line Insurance (1.61%)
Alm. Brand Skadesforsikring A/S (a)                           3,114                                         130,746
Baloise Holding AG                                           10,946                                         637,434
CNP Assurances                                                6,785                                         533,017
Fondiaria-Sai SpA                                            30,920                                       1,014,643
                                                                                                --------------------
                                                                                                          2,315,840
                                                                                                --------------------
Office Automation & Equipment (0.51%)
Neopost SA                                                    7,352                                         734,524
                                                                                                --------------------

Oil - Field Services (1.17%)
Bourbon SA                                                    4,889                                         426,457
CCS Income Trust UTS                                          4,636                                         146,841
Peak Energy Services Trust                                   10,315                                         116,117
Trican Well Service Ltd (a)                                  20,713                                         992,961
                                                                                                --------------------
                                                                                                          1,682,376
                                                                                                --------------------
Oil & Gas Drilling (0.61%)
Ensign Energy Services Inc (a)                               19,699                                         791,232
Sinvest ASA (a)                                               6,380                                          80,795
                                                                                                --------------------
                                                                                                            872,027
                                                                                                --------------------
Oil Company - Exploration & Production (2.47%)
ARC Energy Ltd (a)                                           82,538                                         105,955
Burren Energy PLC                                            59,067                                         926,314
Daylight Energy Trust                                        23,995                                         255,326
Find Energy Ltd (a)                                          19,320                                         153,316
Focus Energy Trust                                           13,511                                         297,482
JKX Oil & Gas Plc                                            23,975                                         101,868
Oil Search Ltd                                              148,377                                         401,628
Open Range Energy - Warrants (a)(b)                             130                                             183
Open Range Energy Corp (a)                                      648                                           2,635
Real Resources Inc (a)                                       19,209                                         409,455
Total Gabon                                                      74                                          51,237
Tullow Oil Plc                                              179,882                                         833,016
                                                                                                --------------------
                                                                                                          3,538,415
                                                                                                --------------------

Oil Field Machinery & Equipment (0.33%)
Total Energy Services Trust                                  13,186                                         191,556
Western Lakota Energy Services Inc (a)                       19,053                                         283,149
                                                                                                --------------------
                                                                                                            474,705
                                                                                                --------------------
Power Converter & Supply Equipment (0.03%)
Chloride Group                                               22,739                                          37,866
                                                                                                --------------------

Printing - Commercial (0.25%)
Nissha Printing Co Ltd                                       12,492                                         361,964
                                                                                                --------------------

Property & Casualty Insurance (0.25%)
Atrium Underwriting Plc                                      13,697                                          45,735
Chaucer Holdings Plc                                        124,054                                         128,313
Meritz Fire & Marine Insurance Co Ltd                         3,600                                         188,040
                                                                                                --------------------
                                                                                                            362,088
                                                                                                --------------------
Property Trust (0.48%)
Galileo Shopping America Trust                              354,680                                         293,999
Macquarie ProLogis Trust                                    456,228                                         391,560
                                                                                                --------------------
                                                                                                            685,559
                                                                                                --------------------
Publishing - Books (0.05%)
Bloomsbury Publishing Plc                                    12,687                                          73,291
                                                                                                --------------------

Publishing - Newspapers (0.06%)
Alma Media (a)                                                9,704                                          87,908
                                                                                                --------------------

Publishing - Periodicals (1.62%)
Emap PLC                                                     65,487                                         970,782
Eniro AB                                                     71,275                                         895,572
Woongjin Thinkbig Co Ltd                                     42,490                                         460,271
                                                                                                --------------------
                                                                                                          2,326,625
                                                                                                --------------------
Racetracks (0.12%)
Snai SpA (a)                                                 17,985                                         179,260
                                                                                                --------------------

Real Estate Magagement & Services (1.89%)
Castellum AB                                                 10,755                                         386,491
Creed Corp                                                      152                                         883,436
DTZ Holdings PLC                                             28,509                                         216,815
Erinaceous Group PLC                                         39,793                                         210,920
Immobiliare Grande Distribuzione                             17,112                                          41,076
Kungsleden AB                                                 8,663                                         250,357
Orco Property Group                                           1,863                                         136,685
Ryowa Life Create Co Ltd                                      4,925                                          53,410
Zephyr Co Ltd                                                   142                                         534,169
                                                                                                --------------------
                                                                                                          2,713,359
                                                                                                --------------------
Real Estate Operator & Developer (3.64%)
Capital & Regional PLC                                       25,874                                         383,113
China Resources Land Ltd                                    885,141                                         368,164
Chinese Estates Holdings Ltd                                 93,586                                          91,733
Fadesa Inmobiliaria SA                                       39,964                                       1,312,366
Hammerson Plc                                                31,514                                         553,186
Inmobiliaria Urbis SA                                        17,434                                         318,952
Joint Corp                                                   16,300                                         563,450
Metrovacesa SA                                                8,448                                         511,197
Urban Corp                                                    5,914                                         638,349
Vivacon AG                                                   10,848                                         364,679
Wheelock Properties S Ltd                                    13,916                                          36,489

Wing Tai Holdings Ltd                                        98,567                                          87,138
                                                                                                --------------------
                                                                                                          5,228,816
                                                                                                --------------------
Recycling (0.34%)
Asahi Pretec Corp                                            20,003                                         484,695
                                                                                                --------------------

REITS - Diversified (0.65%)
Gecina SA                                                     1,725                                         197,368
Rodamco Europe NV                                             8,795                                         729,303
                                                                                                --------------------
                                                                                                            926,671
                                                                                                --------------------
Rental - Auto & Equipment (0.90%)
Ashtead Group Plc                                           304,480                                         948,723
Boom Logistics Ltd                                           29,151                                          69,925
Ramirent Oyj                                                  5,129                                         150,340
Sixt AG                                                       4,858                                         123,201
                                                                                                --------------------
                                                                                                          1,292,189
                                                                                                --------------------
Retail - Apparel & Shoe (1.05%)
Etam Developpement SA (a)                                     1,075                                          42,859
Honeys Co Ltd                                                 4,476                                         364,057
Lindex AB (a)                                                 4,114                                         231,841
Pal Co Ltd                                                    1,967                                         179,336
Point Inc                                                     8,269                                         688,675
                                                                                                --------------------
                                                                                                          1,506,768
                                                                                                --------------------
Retail - Automobile (0.05%)
Lookers Plc                                                   5,369                                          42,353
Vardy (Reg) Plc                                               2,497                                          35,494
                                                                                                --------------------
                                                                                                             77,847
                                                                                                --------------------
Retail - Bookstore (0.39%)
Culture Convenience Club Co Ltd                              10,409                                         427,719
Village Vanguard Co Ltd (a)                                       7                                         131,661
                                                                                                --------------------
                                                                                                            559,380
                                                                                                --------------------
Retail - Building Products (0.34%)
Homac Corp                                                   12,495                                         219,665
Kohnan Shoji Co Ltd                                          16,442                                         268,856
                                                                                                --------------------
                                                                                                            488,521
                                                                                                --------------------
Retail - Catalog Shopping (0.09%)
N Brown Group PLC                                            44,988                                         136,316
                                                                                                --------------------

Retail - Consumer Electronics (1.00%)
Carphone Warehouse Group PLC                                301,409                                       1,437,191
                                                                                                --------------------

Retail - Drug Store (0.60%)
Sundrug Co Ltd                                                9,524                                         521,266
Tsuruha Holdings Inc                                          7,367                                         338,297
                                                                                                --------------------
                                                                                                            859,563
                                                                                                --------------------
Retail - Jewelry (0.71%)
Swatch Group AG                                               6,863                                       1,015,429
                                                                                                --------------------

Retail - Miscellaneous/Diversified (0.27%)
GS Home Shopping Inc                                          1,952                                         249,105
Hyundai Department Store H&S Co Ltd                           1,925                                         143,397
                                                                                                --------------------
                                                                                                            392,502
                                                                                                --------------------
Retail - Pubs (1.11%)
Punch Taverns PLC                                           109,502                                       1,594,124
                                                                                                --------------------


Retail - Restaurants (0.10%)
Caffe Nero Group PLC (a)                                     32,937                                         139,099
                                                                                                --------------------

Retail - Toy Store (0.03%)
JUMBO SA                                                      3,470                                          37,574
                                                                                                --------------------

Rubber - Tires (0.85%)
Continental AG                                               13,793                                       1,218,589
                                                                                                --------------------

Rubber & Plastic Products (0.17%)
Bando Chemical Industries Ltd (a)                             9,297                                          40,644
Mitsuboshi Belting Co Ltd                                    12,772                                          89,922
Semperit AG Holding                                           4,443                                         109,637
                                                                                                --------------------
                                                                                                            240,203
                                                                                                --------------------
Security Services (0.04%)
Garda World Security Corp (a)                                 4,001                                          51,787
                                                                                                --------------------

Semiconductor Component - Integrated Circuits (0.49%)
CSR PLC (a)                                                  34,209                                         550,574
Wolfson Microelectronics PLC (a)                             27,497                                         159,790
                                                                                                --------------------
                                                                                                            710,364
                                                                                                --------------------
Shipbuilding (0.21%)
Aker Yards AS                                                 6,398                                         306,140
                                                                                                --------------------

Silver Mining (0.06%)
Silver Wheaton Corp (a)                                      14,813                                          85,595
                                                                                                --------------------

Soap & Cleaning Products (1.00%)
Henkel KGaA                                                  14,354                                       1,439,159
                                                                                                --------------------

Steel - Producers (1.64%)
Boehler-Uddeholm AG                                           2,778                                         468,254
IPSCO                                                        15,964                                       1,321,644
OneSteel Ltd                                                158,259                                         388,905
Osaka Steel Co Ltd                                            9,920                                         176,498
                                                                                                --------------------
                                                                                                          2,355,301
                                                                                                --------------------
Steel - Specialty (0.55%)
Daido Metal Co Ltd                                           29,149                                         292,651
Daido Steel Co Ltd                                           23,646                                         225,782
Nippon Metal Industry Co Ltd                                114,801                                         265,531
                                                                                                --------------------
                                                                                                            783,964
                                                                                                --------------------
Steel Pipe & Tube (1.05%)
Vallourec                                                     2,750                                       1,508,351
                                                                                                --------------------

Storage & Warehousing (0.04%)
Big Yellow Group Plc                                         10,818                                          56,226
                                                                                                --------------------

Telecommunication Equipment (0.45%)
Option NV (a)                                                 8,651                                         640,320
                                                                                                --------------------

Television (1.38%)
Carrere Group (a)                                             2,142                                          48,005
Gestevision Telecinco SA                                     46,867                                       1,178,613
Modern Times Group AB (a)                                    18,036                                         751,255
                                                                                                --------------------
                                                                                                          1,977,873
                                                                                                --------------------

Textile - Apparel (0.15%)
Descente Ltd                                                 36,238                                         213,381
                                                                                                --------------------

Tools - Hand Held (0.62%)
Makita Corp                                                  36,280                                         891,401
                                                                                                --------------------

Toys (0.10%)
Mega Bloks Inc (a)                                            6,294                                         148,817
                                                                                                --------------------

Transport - Marine (1.14%)
Clarkson PLC                                                  1,674                                          24,945
Cosco Corp Singapore Ltd                                    117,580                                         152,738
D/S Norden                                                      117                                          54,120
D/S Torm A/S                                                 10,954                                         528,346
Jaya Holdings Ltd                                            83,266                                          62,094
Labroy Marine Ltd                                           461,919                                         236,126
Pacific Basin Shipping Ltd                                  297,501                                         138,131
Shinwa Kaiun Kaisha Ltd                                      30,371                                          95,722
Smit Internationale NV                                        2,116                                         137,775
Wilh Wilhelmsen ASA                                           5,577                                         204,672
                                                                                                --------------------
                                                                                                          1,634,669
                                                                                                --------------------
Transport - Rail (0.03%)
Construcciones y Auxiliar de Ferrocarriles SA                   381                                          41,031
                                                                                                --------------------

Transport - Services (0.86%)
Arriva Plc                                                   69,835                                         696,552
Hanjin Transportation Co Ltd (a)                              9,380                                         319,672
SMRT Corp Ltd                                               233,296                                         151,527
TransForce Income Fund                                        4,165                                          60,827
                                                                                                --------------------
                                                                                                          1,228,578
                                                                                                --------------------
Transport - Truck (0.78%)
DSV A/S                                                       9,068                                       1,115,673
                                                                                                --------------------

Travel Services (0.55%)
First Choice Holidays Plc                                   183,319                                         787,564
                                                                                                --------------------

Trucking & Leasing (0.14%)
Mullen Group Income Fund                                      7,249                                         202,859
                                                                                                --------------------

Veterinary Products (0.03%)
Dechra Pharmaceuticals Plc                                    8,604                                          38,847
                                                                                                --------------------

Water (1.12%)
Kelda Group Plc                                             120,980                                       1,607,528
                                                                                                --------------------

Web Portals (0.24%)
Dacom Corp                                                   24,960                                         340,751
                                                                                                --------------------

Wire & Cable Products (0.22%)
Daetwyler Holding AG                                             13                                          41,428
Taihan Electric Wire Co Ltd (a)                              10,780                                         275,672
                                                                                                --------------------
                                                                                                            317,100
                                                                                                --------------------
TOTAL COMMON STOCKS                                                                            $        141,403,724
                                                                                                --------------------

PREFERRED STOCKS (0.50%)
Dialysis Centers (0.48%)
Fresenius AG                                                  5,153                                         695,349
                                                                                                --------------------

Machinery - Material Handling (0.02%)
Jungheinrich AG                                               1,050                                          24,275
                                                                                                --------------------
TOTAL PREFERRED STOCKS                                                                         $            719,624
                                                                                                --------------------
                                                          Principal
                                                           Amount                                      Value
                                                          ----------------------------------------------------------
SHORT TERM INVESTMENTS (0.59%)
Commercial Paper (0.59%)
Investment in Joint Trading Account;
General Electric Capital
4.15%, 1/ 3/2006                                            843,913                                         843,913
                                                                                                --------------------
TOTAL SHORT TERM INVESTMENTS                                                                   $            843,913
                                                                                                --------------------
Total Investments                                                                              $        142,967,261
Other Assets in Excess of Liabilities, Net - 0.34%                                                          486,925
                                                                                                --------------------
TOTAL NET ASSETS - 100.00%                                                                     $        143,454,186
                                                                                                ====================
                                                                                                --------------------

                                                                                                ====================

(a)  Non-Income Producing Security

(b) Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $280 or 0.00% of net assets.


Unrealized Appreciation (Depreciation)
Unrealized Appreciation                                   $         30,671,456
Unrealized Depreciation                                            (1,142,106)
                                                           --------------------
Net Unrealized Appreciation (Depreciation)                          29,529,350
Cost for federal income tax purposes                               113,437,911

Portfolio Summary (unaudited)
-------------------------------------------------------------------------------
Country                                                                Percent
-------------------------------------------------------------------------------
Japan                                                                   23.98%
United Kingdom                                                          18.65%
France                                                                   6.46%
Canada                                                                   6.23%
Germany                                                                  5.43%
Switzerland                                                              5.37%
Australia                                                                4.62%
Spain                                                                    4.43%
Italy                                                                    3.57%
Sweden                                                                   3.45%
Korea, Republic Of                                                       3.38%
Denmark                                                                  3.27%
Netherlands                                                              2.82%
Norway                                                                   1.21%
Ireland                                                                  1.11%
Singapore                                                                1.10%
Austria                                                                  1.06%
Hong Kong                                                                0.70%
United States                                                            0.69%
Luxembourg                                                               0.53%
Greece                                                                   0.48%
Belgium                                                                  0.45%
Papua New Guinea                                                         0.28%
Finland                                                                  0.26%
China                                                                    0.13%
Other Assets in Excess of Liabilities, Net                               0.34%
                                                           --------------------
TOTAL NET ASSETS                                                       100.00%
                                                           ====================

Schedule of Investments
December 31, 2005
PVC - LargeCap Blend Account
                                                             Shares
                                                              Held                                     Value
                                                            --------------------------------------------------------
COMMON STOCKS (98.78%)
Advertising Agencies (0.16%)
Omnicom Group Inc                                              2,600                           $            221,338
                                                                                                --------------------

Advertising Sales (0.23%)
Lamar Advertising Co (a)                                       6,700                                        309,138
                                                                                                --------------------

Aerospace & Defense (1.23%)
Boeing Co                                                      7,900                                        554,896
General Dynamics Corp                                          6,000                                        684,300
Lockheed Martin Corp                                           2,200                                        139,986
Rockwell Collins Inc                                           6,200                                        288,114
                                                                                                --------------------
                                                                                                          1,667,296
                                                                                                --------------------
Aerospace & Defense Equipment (0.44%)
Goodrich Corp                                                  6,400                                        263,040
United Technologies Corp                                       5,900                                        329,869
                                                                                                --------------------
                                                                                                            592,909
                                                                                                --------------------
Agricultural Chemicals (0.45%)
Monsanto Co                                                    3,400                                        263,602
Potash Corp of Saskatchewan                                    4,300                                        344,946
                                                                                                --------------------
                                                                                                            608,548
                                                                                                --------------------
Airlines (0.18%)
Southwest Airlines Co                                         14,800                                        243,164
                                                                                                --------------------

Applications Software (2.15%)
Mercury Interactive Corp (a)                                   2,300                                         63,917
Microsoft Corp                                               108,800                                      2,845,120
                                                                                                --------------------
                                                                                                          2,909,037
                                                                                                --------------------
Athletic Footwear (0.18%)
Nike Inc                                                       2,800                                        243,012
                                                                                                --------------------

Auto - Car & Light Trucks (0.30%)
General Motors Corp (b)                                       20,900                                        405,878
                                                                                                --------------------

Auto/Truck Parts & Equipment - Original (0.02%)
Johnson Controls Inc                                             300                                         21,873
                                                                                                --------------------

Beverages - Non-alcoholic (1.82%)
Coca-Cola Co/The                                              29,300                                      1,181,083
Coca-Cola Enterprises Inc                                      4,100                                         78,597
PepsiCo Inc                                                   20,200                                      1,193,416
                                                                                                --------------------
                                                                                                          2,453,096
                                                                                                --------------------
Brewery (0.26%)
Anheuser-Busch Cos Inc                                         8,300                                        356,568
                                                                                                --------------------

Broadcasting Services & Programming (0.18%)
Liberty Media Corp (a)                                        30,100                                        236,887
                                                                                                --------------------

Building - Residential & Commercial (0.36%)
DR Horton Inc                                                  5,800                                        207,234
Lennar Corp                                                    3,100                                        189,162

Standard-Pacific Corp                                          2,400                                         88,320
                                                                                                --------------------
                                                                                                            484,716
                                                                                                --------------------
Building Products - Air & Heating (0.12%)
American Standard Cos Inc                                      4,200                                        167,790
                                                                                                --------------------

Cable TV (0.69%)
Comcast Corp (a)                                              23,900                                        620,444
Rogers Communications Inc                                      7,500                                        316,950
                                                                                                --------------------
                                                                                                            937,394
                                                                                                --------------------
Casino Hotels (0.38%)
Harrah's Entertainment Inc                                     2,800                                        199,612
Wynn Resorts Ltd (a)(b)                                        5,600                                        307,160
                                                                                                --------------------
                                                                                                            506,772
                                                                                                --------------------
Casino Services (0.30%)
International Game Technology                                 13,000                                        400,140
                                                                                                --------------------

Cellular Telecommunications (0.25%)
Nextel Partners Inc (a)                                       11,900                                        332,486
                                                                                                --------------------

Chemicals - Diversified (0.66%)
Dow Chemical Co/The                                            1,600                                         70,112
EI Du Pont de Nemours & Co                                    16,100                                        684,250
Nova Chemicals Corp                                            4,100                                        136,940
                                                                                                --------------------
                                                                                                            891,302
                                                                                                --------------------
Chemicals - Specialty (0.14%)
Cabot Corp                                                     3,600                                        128,880
Ferro Corp                                                     1,800                                         33,768
Minerals Technologies Inc                                        400                                         22,356
                                                                                                --------------------
                                                                                                            185,004
                                                                                                --------------------
Commercial Banks (0.68%)
First Horizon National Corp                                    8,600                                        330,584
Synovus Financial Corp                                        22,000                                        594,220
                                                                                                --------------------
                                                                                                            924,804
                                                                                                --------------------
Commercial Services - Finance (0.05%)
Moody's Corp                                                   1,100                                         67,562
                                                                                                --------------------

Computers (2.72%)
Dell Inc (a)                                                  62,300                                      1,868,377
Gateway Inc (a)                                               35,200                                         88,352
International Business Machines Corp                          20,900                                      1,717,980
                                                                                                --------------------
                                                                                                          3,674,709
                                                                                                --------------------
Computers  -Memory Devices (0.47%)
EMC Corp/Massachusetts (a)                                    46,800                                        637,416
                                                                                                --------------------

Computers - Peripheral Equipment (0.02%)
Lexmark International Inc (a)                                    500                                         22,415
                                                                                                --------------------

Consulting Services (0.23%)
Accenture Ltd                                                 10,800                                        311,796
                                                                                                --------------------

Consumer Products - Miscellaneous (0.30%)
Fortune Brands Inc                                             1,500                                        117,030
Kimberly-Clark Corp                                            4,900                                        292,285
                                                                                                --------------------
                                                                                                            409,315
                                                                                                --------------------

Cosmetics & Toiletries (2.29%)
Avon Products Inc                                              7,400                                        211,270
Colgate-Palmolive Co                                           5,900                                        323,615
Procter & Gamble Co                                           44,092                                      2,552,045
                                                                                                --------------------
                                                                                                          3,086,930
                                                                                                --------------------
Cruise Lines (0.31%)
Carnival Corp                                                  7,900                                        422,413
                                                                                                --------------------

Data Processing & Management (0.80%)
Automatic Data Processing Inc                                 10,900                                        500,201
First Data Corp                                                9,800                                        421,498
Fiserv Inc (a)                                                 1,000                                         43,270
NAVTEQ Corp (a)                                                2,700                                        118,449
                                                                                                --------------------
                                                                                                          1,083,418
                                                                                                --------------------
Dental Supplies & Equipment (0.07%)
Patterson Cos Inc (a)                                          2,900                                         96,860
                                                                                                --------------------

Dialysis Centers (0.04%)
DaVita Inc (a)                                                 1,000                                         50,640
                                                                                                --------------------

Disposable Medical Products (0.17%)
CR Bard Inc                                                    3,400                                        224,128
                                                                                                --------------------

Distribution & Wholesale (0.15%)
CDW Corp                                                       3,600                                        207,252
                                                                                                --------------------

Diversified Manufacturing Operations (6.59%)
Danaher Corp                                                  15,500                                        864,590
Eaton Corp                                                     1,700                                        114,053
General Electric Co                                          163,800                                      5,741,190
Honeywell International Inc                                   19,700                                        733,825
Illinois Tool Works Inc                                        5,300                                        466,347
Teleflex Inc                                                   1,500                                         97,470
Tyco International Ltd                                        30,700                                        886,002
                                                                                                --------------------
                                                                                                          8,903,477
                                                                                                --------------------
Diversified Minerals (0.16%)
BHP Billiton Ltd ADR                                           6,400                                        213,888
                                                                                                --------------------

Diversified Operations & Commercial Services (0.24%)
Cendant Corp                                                  18,400                                        317,400
                                                                                                --------------------

Electric - Generation (0.08%)
AES Corp/The (a)                                               6,800                                        107,644
                                                                                                --------------------

Electric - Integrated (2.65%)
Consolidated Edison Inc                                        2,600                                        120,458
Dominion Resources Inc/VA                                      4,100                                        316,520
Duke Energy Corp                                              19,900                                        546,255
Edison International                                           8,100                                        353,241
Entergy Corp                                                   8,300                                        569,795
Exelon Corp                                                   12,800                                        680,192
FirstEnergy Corp                                               8,500                                        416,415
Pinnacle West Capital Corp                                     4,000                                        165,400
PPL Corp                                                       3,400                                         99,960
Public Service Enterprise Group Inc                              400                                         25,988
Southern Co/The                                                3,000                                        103,590
TECO Energy Inc                                                3,900                                         67,002

TXU Corp                                                       2,200                                        110,418
                                                                                                --------------------
                                                                                                          3,575,234
                                                                                                --------------------
Electronic Components - Miscellaneous (0.37%)
Flextronics International Ltd (a)                             14,500                                        151,380
Jabil Circuit Inc (a)                                          9,400                                        348,646
                                                                                                --------------------
                                                                                                            500,026
                                                                                                --------------------
Electronic Components - Semiconductors (1.73%)
Intel Corp                                                    79,300                                      1,979,328
Xilinx Inc                                                    14,100                                        355,461
                                                                                                --------------------
                                                                                                          2,334,789
                                                                                                --------------------
Electronic Measurement Instruments (0.16%)
Agilent Technologies Inc (a)                                     420                                         13,982
Tektronix Inc                                                  7,300                                        205,933
                                                                                                --------------------
                                                                                                            219,915
                                                                                                --------------------
Enterprise Software & Services (0.81%)
Oracle Corp (a)                                               89,600                                      1,094,016
                                                                                                --------------------

Entertainment Software (0.13%)
Electronic Arts Inc (a)                                        3,400                                        177,854
                                                                                                --------------------

Fiduciary Banks (0.78%)
Investors Financial Services Corp                              7,000                                        257,810
Mellon Financial Corp                                          3,900                                        133,575
Northern Trust Corp                                            4,800                                        248,736
State Street Corp                                              7,400                                        410,256
                                                                                                --------------------
                                                                                                          1,050,377
                                                                                                --------------------
Filtration & Separation Products (0.16%)
Pall Corp                                                      7,800                                        209,508
                                                                                                --------------------

Finance - Commercial (0.17%)
CapitalSource Inc                                             10,400                                        232,960
                                                                                                --------------------

Finance - Consumer Loans (0.41%)
SLM Corp                                                      10,100                                        556,409
                                                                                                --------------------

Finance - Credit Card (0.93%)
American Express Co                                           16,800                                        864,528
Capital One Financial Corp                                     4,600                                        397,440
                                                                                                --------------------
                                                                                                          1,261,968
                                                                                                --------------------
Finance - Investment Banker & Broker (6.63%)
Ameritrade Holding Corp (a)                                   13,200                                        316,800
Citigroup Inc                                                 70,860                                      3,438,836
E*Trade Financial Corp (a)                                    27,600                                        575,736
Goldman Sachs Group Inc                                        6,100                                        779,031
JPMorgan Chase & Co                                           53,888                                      2,138,815
Lehman Brothers Holdings Inc                                   3,800                                        487,046
Merrill Lynch & Co Inc                                        11,500                                        778,895
Morgan Stanley                                                 7,700                                        436,898
                                                                                                --------------------
                                                                                                          8,952,057
                                                                                                --------------------
Finance - Mortgage Loan/Banker (0.71%)
Countrywide Financial Corp                                     8,900                                        304,291
Fannie Mae                                                     6,800                                        331,908
Freddie Mac                                                    4,900                                        320,215
                                                                                                --------------------
                                                                                                            956,414
                                                                                                --------------------

Food - Confectionery (0.13%)
Hershey Co/The                                                 3,200                                        176,800
                                                                                                --------------------

Food - Miscellaneous/Diversified (0.85%)
Campbell Soup Co                                               7,100                                        211,367
General Mills Inc                                              9,300                                        458,676
HJ Heinz Co                                                    5,000                                        168,600
Kellogg Co                                                     6,200                                        267,964
McCormick & Co Inc                                             1,500                                         46,380
                                                                                                --------------------
                                                                                                          1,152,987
                                                                                                --------------------
Food - Retail (0.27%)
Kroger Co/The (a)                                             13,400                                        252,992
Safeway Inc                                                    4,600                                        108,836
                                                                                                --------------------
                                                                                                            361,828
                                                                                                --------------------
Food - Wholesale & Distribution (0.19%)
Sysco Corp                                                     8,300                                        257,715
                                                                                                --------------------

Forestry (0.10%)
Weyerhaeuser Co                                                2,100                                        139,314
                                                                                                --------------------

Gas - Distribution (0.20%)
AGL Resources Inc                                              2,900                                        100,949
NiSource Inc                                                   8,400                                        175,224
                                                                                                --------------------
                                                                                                            276,173
                                                                                                --------------------
Gold Mining (0.34%)
Newmont Mining Corp                                            8,500                                        453,900
                                                                                                --------------------

Home Decoration Products (0.04%)
Newell Rubbermaid Inc                                          2,100                                         49,938
                                                                                                --------------------

Hotels & Motels (0.16%)
Marriott International Inc                                     3,300                                        221,001
                                                                                                --------------------

Human Resources (0.08%)
Robert Half International Inc                                  3,000                                        113,670
                                                                                                --------------------

Independent Power Producer (0.15%)
Dynegy Inc (a)                                                13,300                                         64,372
NRG Energy Inc (a)                                             3,000                                        141,360
                                                                                                --------------------
                                                                                                            205,732
                                                                                                --------------------
Instruments - Scientific (0.11%)
Waters Corp (a)                                                4,100                                        154,980
                                                                                                --------------------

Insurance Brokers (0.52%)
Marsh & McLennan Cos Inc                                      15,900                                        504,984
Willis Group Holdings Ltd                                      5,400                                        199,476
                                                                                                --------------------
                                                                                                            704,460
                                                                                                --------------------
Internet Application Software (0.03%)
Matrixone Inc (a)                                              8,400                                         41,916
                                                                                                --------------------

Internet Content - Information & News (0.10%)
CNET Networks Inc (a)                                          9,000                                        132,210
                                                                                                --------------------

Internet Security (0.41%)
Symantec Corp (a)                                             25,791                                        451,342

VeriSign Inc (a)                                               4,500                                         98,640
                                                                                                --------------------
                                                                                                            549,982
                                                                                                --------------------
Investment Management & Advisory Services (0.71%)
Ameriprise Financial Inc                                       8,120                                        332,920
Franklin Resources Inc                                         1,700                                        159,817
Janus Capital Group Inc                                        5,700                                        106,191
Legg Mason Inc                                                 1,500                                        179,535
Nuveen Investments Inc                                         4,300                                        183,266
                                                                                                --------------------
                                                                                                            961,729
                                                                                                --------------------
Leisure & Recreation Products (0.21%)
Brunswick Corp                                                 6,900                                        280,554
                                                                                                --------------------

Life & Health Insurance (0.80%)
Aflac Inc                                                      6,500                                        301,730
Jefferson-Pilot Corp                                           1,700                                         96,781
Lincoln National Corp                                          4,600                                        243,938
Prudential Financial Inc                                       6,000                                        439,140
                                                                                                --------------------
                                                                                                          1,081,589
                                                                                                --------------------
Linen Supply & Related Items (0.04%)
Cintas Corp                                                    1,300                                         53,534
                                                                                                --------------------

Machinery - Farm (0.50%)
Deere & Co                                                     9,900                                        674,289
                                                                                                --------------------

Medical - Biomedical/Gene (1.39%)
Amgen Inc (a)                                                 15,800                                      1,245,988
Biogen Idec Inc (a)                                            4,400                                        199,452
Celgene Corp (a)                                               1,000                                         64,800
Chiron Corp (a)                                                3,000                                        133,380
Genentech Inc (a)                                              2,000                                        185,000
Genzyme Corp (a)                                                 600                                         42,468
                                                                                                --------------------
                                                                                                          1,871,088
                                                                                                --------------------
Medical - Drugs (4.26%)
Abbott Laboratories                                           20,700                                        816,201
Bristol-Myers Squibb Co                                        3,100                                         71,238
Cephalon Inc (a)                                               1,400                                         90,636
Eli Lilly & Co                                                13,600                                        769,624
Forest Laboratories Inc (a)                                    2,600                                        105,768
Merck & Co Inc                                                23,000                                        731,630
Pfizer Inc                                                    82,800                                      1,930,896
Schering-Plough Corp                                          15,100                                        314,835
Sepracor Inc (a)                                               1,200                                         61,920
Shire PLC ADR                                                  1,700                                         65,943
Wyeth                                                         17,300                                        797,011
                                                                                                --------------------
                                                                                                          5,755,702
                                                                                                --------------------
Medical - Generic Drugs (0.03%)
Watson Pharmaceuticals Inc (a)                                 1,200                                         39,012
                                                                                                --------------------

Medical - HMO (1.71%)
Aetna Inc                                                      2,800                                        264,068
Coventry Health Care Inc (a)                                   1,200                                         68,352
Humana Inc (a)                                                 7,500                                        407,475
UnitedHealth Group Inc                                        16,600                                      1,031,524
WellPoint Inc (a)                                              6,800                                        542,572
                                                                                                --------------------
                                                                                                          2,313,991
                                                                                                --------------------
Medical - Hospitals (0.29%)
Community Health Systems Inc (a)                               2,400                                         92,016
Health Management Associates Inc                               1,500                                         32,940
Triad Hospitals Inc (a)                                        6,900                                        270,687
                                                                                                --------------------
                                                                                                            395,643
                                                                                                --------------------
Medical - Wholesale Drug Distribution (0.35%)
Cardinal Health Inc                                            6,800                                        467,500
                                                                                                --------------------

Medical Instruments (1.17%)
Boston Scientific Corp (a)                                    14,200                                        347,758
Medtronic Inc                                                 16,800                                        967,176
St Jude Medical Inc (a)                                        5,400                                        271,080
                                                                                                --------------------
                                                                                                          1,586,014
                                                                                                --------------------
Medical Laboratory & Testing Service (0.09%)
Quest Diagnostics Inc                                          2,400                                        123,552
                                                                                                --------------------

Medical Products (2.03%)
Johnson & Johnson                                             37,200                                      2,235,720
Stryker Corp                                                   5,200                                        231,036
Zimmer Holdings Inc (a)                                        4,100                                        276,504
                                                                                                --------------------
                                                                                                          2,743,260
                                                                                                --------------------
Metal - Aluminum (0.38%)
Alcan Inc                                                      7,500                                        307,125
Alcoa Inc                                                      6,900                                        204,033
                                                                                                --------------------
                                                                                                            511,158
                                                                                                --------------------
Multi-line Insurance (2.68%)
Allstate Corp/The                                              1,500                                         81,105
American International Group Inc                              33,000                                      2,251,590
Assurant Inc                                                   3,200                                        139,168
Genworth Financial Inc                                         7,700                                        266,266
Hartford Financial Services Group Inc                          5,200                                        446,628
Metlife Inc                                                    2,700                                        132,300
XL Capital Ltd                                                 4,400                                        296,472
                                                                                                --------------------
                                                                                                          3,613,529
                                                                                                --------------------
Multimedia (2.05%)
EW Scripps Co                                                  2,000                                         96,040
McGraw-Hill Cos Inc/The                                        6,400                                        330,432
Meredith Corp                                                    500                                         26,170
News Corp                                                     24,700                                        384,085
Time Warner Inc                                               57,300                                        999,312
Viacom Inc (a)(c)                                             18,250                                        750,987
Walt Disney Co                                                 7,300                                        174,981
                                                                                                --------------------
                                                                                                          2,762,007
                                                                                                --------------------
Networking Products (1.20%)
Cisco Systems Inc (a)                                         81,900                                      1,402,128
Juniper Networks Inc (a)                                       9,900                                        220,770
                                                                                                --------------------
                                                                                                          1,622,898
                                                                                                --------------------
Non-hazardous Waste Disposal (0.19%)
Republic Services Inc                                          6,900                                        259,095
                                                                                                --------------------

Office Supplies & Forms (0.11%)
Avery Dennison Corp                                            2,700                                        149,229
                                                                                                --------------------

Oil - Field Services (1.43%)
Baker Hughes Inc                                               5,700                                        346,446
BJ Services Co                                                 4,400                                        161,348
Halliburton Co                                                 2,800                                        173,488

Schlumberger Ltd                                              12,900                                      1,253,235
                                                                                                --------------------
                                                                                                          1,934,517
                                                                                                --------------------
Oil & Gas Drilling (0.43%)
Nabors Industries Ltd (a)                                      2,200                                        166,650
Transocean Inc (a)                                             5,900                                        411,171
                                                                                                --------------------
                                                                                                            577,821
                                                                                                --------------------
Oil Company - Exploration & Production (1.06%)
Anadarko Petroleum Corp                                        3,300                                        312,675
Devon Energy Corp                                              3,000                                        187,620
EOG Resources Inc                                              3,000                                        220,110
Murphy Oil Corp                                                7,800                                        421,122
XTO Energy Inc                                                 6,500                                        285,610
                                                                                                --------------------
                                                                                                          1,427,137
                                                                                                --------------------
Oil Company - Integrated (5.38%)
Chevron Corp                                                  27,700                                      1,572,529
ConocoPhillips                                                15,200                                        884,336
Exxon Mobil Corp                                              76,300                                      4,285,771
Occidental Petroleum Corp                                      3,300                                        263,604
Total SA ADR                                                   2,100                                        265,440
                                                                                                --------------------
                                                                                                          7,271,680
                                                                                                --------------------
Oil Field Machinery & Equipment (0.45%)
FMC Technologies Inc (a)                                       3,500                                        150,220
Grant Prideco Inc (a)                                          7,300                                        322,076
National Oilwell Varco Inc (a)                                 2,100                                        131,670
                                                                                                --------------------
                                                                                                            603,966
                                                                                                --------------------
Oil Refining & Marketing (0.23%)
Sunoco Inc                                                     1,000                                         78,380
Valero Energy Corp                                             4,400                                        227,040
                                                                                                --------------------
                                                                                                            305,420
                                                                                                --------------------
Optical Supplies (0.03%)
Bausch & Lomb Inc                                                500                                         33,950
                                                                                                --------------------

Paper & Related Products (0.41%)
Bowater Inc                                                    2,400                                         73,728
International Paper Co                                         9,700                                        326,017
MeadWestvaco Corp                                              2,100                                         58,863
Potlatch Corp                                                  1,800                                         91,764
                                                                                                --------------------
                                                                                                            550,372
                                                                                                --------------------
Pharmacy Services (0.47%)
Caremark Rx Inc (a)                                            7,300                                        378,067
Medco Health Solutions Inc (a)                                 4,700                                        262,260
                                                                                                --------------------
                                                                                                            640,327
                                                                                                --------------------
Pipelines (0.45%)
Williams Cos Inc                                              26,300                                        609,371
                                                                                                --------------------

Property & Casualty Insurance (0.64%)
Progressive Corp/The                                           3,200                                        373,696
St Paul Travelers Cos Inc/The                                 11,015                                        492,040
                                                                                                --------------------
                                                                                                            865,736
                                                                                                --------------------
Publishing - Newspapers (0.29%)
Dow Jones & Co Inc                                             1,300                                         46,137
Gannett Co Inc                                                 2,800                                        169,596
Tribune Co                                                     3,500                                        105,910
Washington Post Co/The                                           100                                         76,500
                                                                                                --------------------
                                                                                                            398,143
                                                                                                --------------------

Regional Banks (4.25%)
Bank of America Corp                                          29,986                                      1,383,854
Fifth Third Bancorp                                           34,800                                      1,312,656
National City Corp                                            13,700                                        459,909
PNC Financial Services Group Inc                               1,400                                         86,562
SunTrust Banks Inc                                             3,300                                        240,108
US Bancorp                                                    22,200                                        663,558
Wachovia Corp                                                 14,900                                        787,614
Wells Fargo & Co                                              12,900                                        810,507
                                                                                                --------------------
                                                                                                          5,744,768
                                                                                                --------------------
Reinsurance (0.11%)
Axis Capital Holdings Ltd                                      4,800                                        150,144
                                                                                                --------------------

REITS - Apartments (0.23%)
Archstone-Smith Trust                                          7,400                                        309,986
                                                                                                --------------------

REITS - Office Property (0.21%)
CarrAmerica Realty Corp                                        8,300                                        287,429
                                                                                                --------------------

REITS - Regional Malls (0.14%)
Simon Property Group Inc                                       2,400                                        183,912
                                                                                                --------------------

REITS - Warehouse & Industrial (0.15%)
Prologis                                                       4,200                                        196,224
                                                                                                --------------------

Retail - Apparel & Shoe (0.23%)
HOT Topic Inc (a)                                              6,600                                         94,050
Ross Stores Inc                                                7,600                                        219,640
                                                                                                --------------------
                                                                                                            313,690
                                                                                                --------------------
Retail - Auto Parts (0.08%)
O'Reilly Automotive Inc (a)                                    3,400                                        108,834
                                                                                                --------------------

Retail - Bedding (0.08%)
Bed Bath & Beyond Inc (a)                                      2,900                                        104,835
                                                                                                --------------------

Retail - Building Products (1.25%)
Home Depot Inc                                                28,300                                      1,145,584
Lowe's Cos Inc                                                 8,100                                        539,946
                                                                                                --------------------
                                                                                                          1,685,530
                                                                                                --------------------
Retail - Consumer Electronics (0.21%)
Best Buy Co Inc                                                6,650                                        289,142
                                                                                                --------------------

Retail - Discount (2.38%)
Dollar General Corp                                            3,200                                         61,024
Family Dollar Stores Inc                                       7,700                                        190,883
Target Corp                                                   15,700                                        863,029
TJX Cos Inc                                                   14,300                                        332,189
Wal-Mart Stores Inc                                           37,900                                      1,773,720
                                                                                                --------------------
                                                                                                          3,220,845
                                                                                                --------------------
Retail - Drug Store (0.73%)
CVS Corp                                                      11,600                                        306,472
Walgreen Co                                                   15,500                                        686,030
                                                                                                --------------------
                                                                                                            992,502
                                                                                                --------------------
Retail - Office Supplies (0.13%)
Staples Inc                                                    8,000                                        181,680
                                                                                                --------------------


Retail - Regional Department Store (0.74%)
Kohl's Corp (a)                                               20,700                                      1,006,020
                                                                                                --------------------

Retail - Restaurants (0.61%)
Outback Steakhouse Inc                                         6,700                                        278,787
Panera Bread Co (a)                                            2,800                                        183,904
Starbucks Corp (a)                                            12,000                                        360,120
                                                                                                --------------------
                                                                                                            822,811
                                                                                                --------------------
Savings & Loans - Thrifts (0.47%)
Golden West Financial Corp                                     2,000                                        132,000
Washington Mutual Inc                                         11,400                                        495,900
                                                                                                --------------------
                                                                                                            627,900
                                                                                                --------------------
Schools (0.06%)
Apollo Group Inc (a)                                           1,300                                         78,598
                                                                                                --------------------

Semiconductor Component - Integrated Circuits (0.97%)
Analog Devices Inc                                            14,900                                        534,463
Linear Technology Corp                                        14,400                                        519,408
Maxim Integrated Products Inc                                  7,200                                        260,928
                                                                                                --------------------
                                                                                                          1,314,799
                                                                                                --------------------
Semiconductor Equipment (0.27%)
ASML Holding NV (a)                                            9,000                                        180,720
Kla-Tencor Corp                                                3,800                                        187,454
                                                                                                --------------------
                                                                                                            368,174
                                                                                                --------------------
Steel - Producers (0.50%)
Nucor Corp                                                    10,200                                        680,544
                                                                                                --------------------

Telecommunication Equipment - Fiber Optics (0.26%)
Corning Inc (a)                                               17,900                                        351,914
                                                                                                --------------------

Telecommunication Services (0.47%)
TELUS Corp                                                    15,700                                        632,082
                                                                                                --------------------

Telephone - Integrated (1.64%)
BellSouth Corp                                                18,700                                        506,770
Sprint Nextel Corp                                            42,045                                        982,171
Verizon Communications Inc                                    24,100                                        725,892
                                                                                                --------------------
                                                                                                          2,214,833
                                                                                                --------------------
Television (0.19%)
Univision Communications Inc (a)                               8,500                                        249,815
                                                                                                --------------------

Therapeutics (0.35%)
Gilead Sciences Inc (a)                                        8,900                                        468,407
                                                                                                --------------------

Tobacco (1.79%)
Altria Group Inc                                              32,300                                      2,413,456
                                                                                                --------------------

Toys (0.09%)
Mattel Inc                                                     7,500                                        118,650
                                                                                                --------------------

Transport - Rail (0.57%)
Norfolk Southern Corp                                          7,400                                        331,742
Union Pacific Corp                                             5,400                                        434,754
                                                                                                --------------------
                                                                                                            766,496
                                                                                                --------------------

Transport - Services (0.39%)
United Parcel Service Inc                                      7,000                                        526,050
                                                                                                --------------------

Web Portals (0.85%)
Google Inc (a)                                                   700                                        290,402
Yahoo! Inc (a)                                                21,800                                        854,124
                                                                                                --------------------
                                                                                                          1,144,526
                                                                                                --------------------
Wireless Equipment (1.73%)
American Tower Corp (a)                                       12,460                                        337,666
Crown Castle International Corp (a)                           11,500                                        309,465
Motorola Inc                                                  19,400                                        438,246
Nokia OYJ ADR                                                 17,600                                        322,080
Qualcomm Inc                                                  21,500                                        926,220
                                                                                                --------------------
                                                                                                          2,333,677
                                                                                                --------------------
TOTAL COMMON STOCKS                                                                            $        133,422,634
                                                                                                --------------------
                                                            Principa
                                                             Amount                                    Value
                                                            --------------------------------------------------------
U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS (0.04%)
U.S. Treasury Bill (0.04%)
3.08%, 1/12/2006 (d)                                          50,000                                         49,952
                                                                                                --------------------
TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS                                          $             49,952
                                                                                                --------------------
REPURCHASE AGREEMENTS (0.53%)
Morgan Stanley; 3.59%;
dated 12/30/2005 maturing 1/3/2006                           724,318                                        724,000
(collateralized by U.S. Treasury Strips;
$738,480; 8/15/2025-11/15/2026) (e)
                                                                                                --------------------


TOTAL REPURCHASE AGREEMENTS                                                                    $            724,000
                                                                                                --------------------
Total Investments                                                                              $        134,196,586
Other Assets in Excess of Liabilities, Net - 0.65%                                                          875,891
                                                                                                --------------------
TOTAL NET ASSETS - 100.00%                                                                     $        135,072,477
                                                                                                ====================
                                                                                                --------------------

                                                                                                ====================

(a)  Non-Income Producing Security
(b)  Security or a portion of the security was on loan at the end of the period.
(c)  Security   purchased  on  a  when-issued  basis.  See  Notes  to  Financial
     Statements.
(d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $49,952 or 0.04% of net assets.
(e)  Security was purchased with the cash proceeds from securities loans.

Unrealized Appreciation (Depreciation)
Unrealized Appreciation                                $         14,343,939
Unrealized Depreciation                                         (4,949,540)
                                                        --------------------
Net Unrealized Appreciation (Depreciation)                        9,394,399
Cost for federal income tax purposes                            124,802,187

                                                  SCHEDULE OF FUTURES CONTRACTS
                                                                                      Current           Unrealized
                                                  Number              Original         Market          Appreciation/
                                                     of
Type                                              Contracts             Value          Value          (Depreciation)
------------------------------------------------------------------------------------------------------------------------
Buy:
S&P 500 eMini; March 2006                            15               $950,745        $941,100           $(9,645)

Portfolio Summary (unaudited)
----------------------------------------------------------------------
Sector                                                        Percent
----------------------------------------------------------------------
Financial                                                      21.76%
Consumer, Non-cyclical                                         21.11%
Industrial                                                     10.84%
Communications                                                 10.71%
Technology                                                     10.08%
Energy                                                          9.42%
Consumer, Cyclical                                              9.17%
Basic Materials                                                 3.14%
Utilities                                                       3.08%
Government                                                      0.04%
Other Assets in Excess of Liabilities, Net                      0.65%
                                                  --------------------
TOTAL NET ASSETS                                              100.00%
                                                  ====================

Other Assets Summary (unaudited)
----------------------------------------------------------------------
Asset Type                                                    Percent
----------------------------------------------------------------------
Futures                                                         0.70%

Schedule of Investments
December 31, 2005
PVC - LargeCap Stock Index Account
                                                        Shares
                                                         Held                                     Value
                                                       --------------------------------------------------------
COMMON STOCKS (98.27%)
Advertising Agencies (0.17%)
Interpublic Group of Cos Inc (a)                          6,699                           $             64,645
Omnicom Group Inc                                         2,805                                        238,790
                                                                                           --------------------
                                                                                                       303,435
                                                                                           --------------------
Aerospace & Defense (1.30%)
Boeing Co                                                12,561                                        882,285
General Dynamics Corp                                     3,132                                        357,205
Lockheed Martin Corp                                      5,564                                        354,037
Northrop Grumman Corp                                     5,528                                        332,288
Raytheon Co                                               6,951                                        279,083
Rockwell Collins Inc                                      2,688                                        124,911
                                                                                           --------------------
                                                                                                     2,329,809
                                                                                           --------------------
Aerospace & Defense Equipment (0.54%)
Goodrich Corp                                             1,913                                         78,624
United Technologies Corp                                 15,851                                        886,230
                                                                                           --------------------
                                                                                                       964,854
                                                                                           --------------------
Agricultural Chemicals (0.18%)
Monsanto Co                                               4,178                                        323,920
                                                                                           --------------------

Agricultural Operations (0.14%)
Archer-Daniels-Midland Co                                10,164                                        250,644
                                                                                           --------------------

Airlines (0.10%)
Southwest Airlines Co                                    10,855                                        178,348
                                                                                           --------------------

Apparel Manufacturers (0.22%)
Coach Inc (a)                                             5,914                                        197,173
Jones Apparel Group Inc                                   1,817                                         55,818
Liz Claiborne Inc                                         1,659                                         59,426
VF Corp                                                   1,383                                         76,535
                                                                                           --------------------
                                                                                                       388,952
                                                                                           --------------------
Appliances (0.06%)
Maytag Corp                                               1,247                                         23,469
Whirlpool Corp                                            1,049                                         87,864
                                                                                           --------------------
                                                                                                       111,333
                                                                                           --------------------
Applications Software (2.30%)
Citrix Systems Inc (a)                                    2,743                                         78,944
Compuware Corp (a)                                        6,029                                         54,080
Intuit Inc (a)                                            2,753                                        146,735
Mercury Interactive Corp (a)                              1,347                                         37,433
Microsoft Corp                                          142,453                                      3,725,146
Siebel Systems Inc                                        8,233                                         87,105
                                                                                           --------------------
                                                                                                     4,129,443
                                                                                           --------------------
Athletic Footwear (0.17%)
Nike Inc                                                  2,958                                        256,725
Reebok International Ltd                                    819                                         47,690
                                                                                           --------------------
                                                                                                       304,415
                                                                                           --------------------
Auto - Car & Light Trucks (0.22%)
Ford Motor Co                                            28,906                                        223,154

General Motors Corp (b)                                   8,800                                        170,896
                                                                                           --------------------
                                                                                                       394,050
                                                                                           --------------------
Auto - Medium & Heavy Duty Trucks (0.12%)
Navistar International Corp (a)                             959                                         27,446
Paccar Inc                                                2,634                                        182,352
                                                                                           --------------------
                                                                                                       209,798
                                                                                           --------------------
Auto/Truck Parts & Equipment - Original (0.14%)
Dana Corp                                                 2,340                                         16,801
Johnson Controls Inc                                      3,002                                        218,876
Visteon Corp                                              2,003                                         12,539
                                                                                           --------------------
                                                                                                       248,216
                                                                                           --------------------
Beverages - Non-alcoholic (1.66%)
Coca-Cola Co/The                                         32,209                                      1,298,345
Coca-Cola Enterprises Inc                                 4,715                                         90,387
Pepsi Bottling Group Inc                                  2,133                                         61,025
PepsiCo Inc                                              25,818                                      1,525,327
                                                                                           --------------------
                                                                                                     2,975,084
                                                                                           --------------------
Beverages - Wine & Spirits (0.09%)
Brown-Forman Corp                                         1,292                                         89,561
Constellation Brands Inc (a)                              3,061                                         80,290
                                                                                           --------------------
                                                                                                       169,851
                                                                                           --------------------
Brewery (0.32%)
Anheuser-Busch Cos Inc                                   12,080                                        518,957
Molson Coors Brewing Co                                     878                                         58,817
                                                                                           --------------------
                                                                                                       577,774
                                                                                           --------------------
Broadcasting Services & Programming (0.15%)
Clear Channel Communications Inc                          8,411                                        264,526
                                                                                           --------------------

Building - Residential & Commercial (0.36%)
Centex Corp                                               1,987                                        142,051
DR Horton Inc                                             4,235                                        151,316
KB Home                                                   1,218                                         88,500
Lennar Corp                                               2,137                                        130,400
Pulte Homes Inc                                           3,337                                        131,344
                                                                                           --------------------
                                                                                                       643,611
                                                                                           --------------------
Building & Construction Products -
Miscellaneous (0.17%)
Masco Corp                                                6,595                                        199,103
Vulcan Materials Co                                       1,585                                        107,384
                                                                                           --------------------
                                                                                                       306,487
                                                                                           --------------------
Building Products - Air & Heating (0.06%)
American Standard Cos Inc                                 2,844                                        113,618
                                                                                           --------------------

Cable TV (0.49%)
Comcast Corp (a)                                         33,791                                        877,214
                                                                                           --------------------

Casino Hotels (0.11%)
Harrah's Entertainment Inc                                2,860                                        203,889
                                                                                           --------------------

Casino Services (0.09%)
International Game Technology                             5,243                                        161,380
                                                                                           --------------------

Chemicals - Diversified (0.85%)
Dow Chemical Co/The                                      15,018                                        658,089
EI Du Pont de Nemours & Co                               14,306                                        608,005
PPG Industries Inc                                        2,599                                        150,482

Rohm & Haas Co                                            2,240                                        108,461
                                                                                           --------------------
                                                                                                     1,525,037
                                                                                           --------------------
Chemicals - Specialty (0.23%)
Ashland Inc                                               1,117                                         64,674
Eastman Chemical Co                                       1,267                                         65,365
Ecolab Inc                                                2,868                                        104,022
Engelhard Corp                                            1,865                                         56,230
Hercules Inc (a)                                          1,754                                         19,820
International Flavors & Fragrances Inc                    1,257                                         42,110
Sigma-Aldrich Corp                                        1,046                                         66,201
                                                                                           --------------------
                                                                                                       418,422
                                                                                           --------------------
Coatings & Paint (0.04%)
Sherwin-Williams Co/The                                   1,746                                         79,303
                                                                                           --------------------

Commercial Banks (0.92%)
AmSouth Bancorp                                           5,423                                        142,137
BB&T Corp                                                 8,438                                        353,637
Compass Bancshares Inc                                    1,938                                         93,586
First Horizon National Corp                               1,961                                         75,381
M&T Bank Corp                                             1,241                                        135,331
Marshall & Ilsley Corp                                    3,255                                        140,095
North Fork Bancorporation Inc                             7,401                                        202,491
Regions Financial Corp                                    7,126                                        243,424
Synovus Financial Corp                                    4,860                                        131,269
Zions Bancorporation                                      1,624                                        122,709
                                                                                           --------------------
                                                                                                     1,640,060
                                                                                           --------------------
Commercial Services (0.02%)
CCE Spinco Inc (a)                                            0                                              5
Convergys Corp (a)                                        2,178                                         34,521
                                                                                           --------------------
                                                                                                        34,526
                                                                                           --------------------
Commercial Services - Finance (0.36%)
Equifax Inc                                               2,020                                         76,800
H&R Block Inc                                             5,097                                        125,131
Moody's Corp                                              3,861                                        237,143
Paychex Inc                                               5,190                                        197,843
                                                                                           --------------------
                                                                                                       636,917
                                                                                           --------------------
Computer Aided Design (0.10%)
Autodesk Inc                                              3,591                                        154,233
Parametric Technology Corp (a)                            4,237                                         25,846
                                                                                           --------------------
                                                                                                       180,079
                                                                                           --------------------
Computer Services (0.27%)
Affiliated Computer Services Inc (a)                      1,933                                        114,395
Computer Sciences Corp (a)                                2,878                                        145,742
Electronic Data Systems Corp                              8,116                                        195,109
Unisys Corp (a)                                           5,310                                         30,957
                                                                                           --------------------
                                                                                                       486,203
                                                                                           --------------------
Computers (3.11%)
Apple Computer Inc (a)                                   13,114                                        942,765
Dell Inc (a)                                             36,622                                      1,098,294
Gateway Inc (a)                                           4,122                                         10,346
Hewlett-Packard Co                                       44,582                                      1,276,383
International Business Machines Corp                     24,579                                      2,020,394
Sun Microsystems Inc (a)                                 53,129                                        222,610
                                                                                           --------------------
                                                                                                     5,570,792
                                                                                           --------------------

Computers - Integrated Systems (0.05%)
NCR Corp (a)                                              2,856                                         96,933
                                                                                           --------------------

Computers  -Memory Devices (0.37%)
EMC Corp/Massachusetts (a)                               37,201                                        506,678
Network Appliance Inc (a)                                 5,790                                        156,330
                                                                                           --------------------
                                                                                                       663,008
                                                                                           --------------------
Computers - Peripheral Equipment (0.04%)
Lexmark International Inc (a)                             1,806                                         80,963
                                                                                           --------------------

Consumer Products - Miscellaneous (0.42%)
Clorox Co                                                 2,344                                        133,350
Fortune Brands Inc                                        2,273                                        177,339
Kimberly-Clark Corp                                       7,269                                        433,596
                                                                                           --------------------
                                                                                                       744,285
                                                                                           --------------------
Containers - Metal & Glass (0.04%)
Ball Corp                                                 1,616                                         64,187
                                                                                           --------------------

Containers - Paper & Plastic (0.09%)
Bemis Co                                                  1,638                                         45,635
Pactiv Corp (a)                                           2,230                                         49,060
Sealed Air Corp                                           1,266                                         71,111
                                                                                           --------------------
                                                                                                       165,806
                                                                                           --------------------
Cosmetics & Toiletries (2.08%)
Alberto-Culver Co                                         1,174                                         53,710
Avon Products Inc                                         7,134                                        203,676
Colgate-Palmolive Co                                      8,061                                        442,146
Procter & Gamble Co                                      52,157                                      3,018,847
                                                                                           --------------------
                                                                                                     3,718,379
                                                                                           --------------------
Cruise Lines (0.20%)
Carnival Corp                                             6,741                                        360,441
                                                                                           --------------------

Data Processing & Management (0.58%)
Automatic Data Processing Inc                             8,972                                        411,725
First Data Corp                                          11,889                                        511,346
Fiserv Inc (a)                                            2,870                                        124,185
                                                                                           --------------------
                                                                                                     1,047,256
                                                                                           --------------------
Dental Supplies & Equipment (0.04%)
Patterson Cos Inc (a)                                     2,151                                         71,843
                                                                                           --------------------

Disposable Medical Products (0.06%)
CR Bard Inc                                               1,632                                        107,581
                                                                                           --------------------

Distribution & Wholesale (0.11%)
Genuine Parts Co                                          2,699                                        118,540
WW Grainger Inc                                           1,182                                         84,040
                                                                                           --------------------
                                                                                                       202,580
                                                                                           --------------------
Diversified Manufacturing Operations (5.38%)
3M Co                                                    11,824                                        916,360
Cooper Industries Ltd                                     1,425                                        104,025
Danaher Corp                                              3,691                                        205,884
Dover Corp                                                3,153                                        127,665
Eaton Corp                                                2,302                                        154,441
General Electric Co (c)                                 164,421                                      5,762,956
Honeywell International Inc                              13,114                                        488,497
Illinois Tool Works Inc                                   3,185                                        280,248

Ingersoll-Rand Co Ltd                                     5,148                                        207,825
ITT Industries Inc                                        1,437                                        147,752
Leggett & Platt Inc                                       2,863                                         65,734
Parker Hannifin Corp                                      1,863                                        122,883
Textron Inc                                               2,059                                        158,502
Tyco International Ltd                                   31,324                                        904,011
                                                                                           --------------------
                                                                                                     9,646,783
                                                                                           --------------------
Diversified Operations & Commercial Services (0.15%)
Cendant Corp                                             15,940                                        274,965
                                                                                           --------------------

Drug Delivery Systems (0.06%)
Hospira Inc (a)                                           2,502                                        107,036
                                                                                           --------------------

E-Commerce - Products (0.13%)
Amazon.Com Inc (a)                                        4,773                                        225,047
                                                                                           --------------------

E-Commerce - Services (0.43%)
eBay Inc (a)                                             17,785                                        769,201
                                                                                           --------------------

Electric - Generation (0.09%)
AES Corp/The (a)                                         10,164                                        160,896
                                                                                           --------------------

Electric - Integrated (2.95%)
Allegheny Energy Inc (a)                                  2,534                                         80,201
Ameren Corp                                               3,178                                        162,841
American Electric Power Co Inc                            6,125                                        227,176
Centerpoint Energy Inc                                    4,825                                         62,001
Cinergy Corp                                              3,103                                        131,753
CMS Energy Corp (a)                                       3,424                                         49,682
Consolidated Edison Inc                                   3,811                                        176,564
Constellation Energy Group Inc                            2,777                                        159,955
Dominion Resources Inc/VA                                 5,403                                        417,112
DTE Energy Co                                             2,766                                        119,463
Duke Energy Corp                                         14,433                                        396,186
Edison International                                      5,069                                        221,059
Entergy Corp                                              3,228                                        221,602
Exelon Corp                                              10,382                                        551,699
FirstEnergy Corp                                          5,132                                        251,417
FPL Group Inc                                             6,144                                        255,345
PG&E Corp                                                 5,338                                        198,147
Pinnacle West Capital Corp                                1,540                                         63,679
PPL Corp                                                  5,915                                        173,901
Progress Energy Inc                                       3,916                                        171,991
Public Service Enterprise Group Inc                       3,901                                        253,448
Southern Co/The                                          11,538                                        398,407
TECO Energy Inc                                           3,238                                         55,629
TXU Corp                                                  7,513                                        377,077
Xcel Energy Inc                                           6,269                                        115,726
                                                                                           --------------------
                                                                                                     5,292,061
                                                                                           --------------------
Electric Products - Miscellaneous (0.30%)
Emerson Electric Co                                       6,392                                        477,483
Molex Inc                                                 2,233                                         57,946
                                                                                           --------------------
                                                                                                       535,429
                                                                                           --------------------
Electronic Components - Miscellaneous (0.10%)
Jabil Circuit Inc (a)                                     2,707                                        100,403
Sanmina-SCI Corp (a)                                      8,179                                         34,842

Solectron Corp (a)                                       14,216                                         52,031
                                                                                           --------------------
                                                                                                       187,276
                                                                                           --------------------
Electronic Components - Semiconductors (2.48%)
Advanced Micro Devices Inc (a)                            6,288                                        192,413
Altera Corp (a)                                           5,641                                        104,528
Applied Micro Circuits Corp (a)                           4,648                                         11,945
Broadcom Corp (a)                                         4,499                                        212,128
Freescale Semiconductor Inc (a)                           6,386                                        160,736
Intel Corp                                               93,817                                      2,341,672
LSI Logic Corp (a)                                        6,095                                         48,760
Micron Technology Inc (a)                                 9,616                                        127,989
National Semiconductor Corp                               5,348                                        138,941
Nvidia Corp (a)                                           2,664                                         97,396
PMC - Sierra Inc (a)                                      2,851                                         21,981
QLogic Corp (a)                                           1,251                                         40,670
Texas Instruments Inc                                    25,178                                        807,458
Xilinx Inc                                                5,423                                        136,714
                                                                                           --------------------
                                                                                                     4,443,331
                                                                                           --------------------
Electronic Forms (0.19%)
Adobe Systems Inc                                         9,355                                        345,761
                                                                                           --------------------

Electronic Measurement Instruments (0.14%)
Agilent Technologies Inc (a)                              6,397                                        212,956
Tektronix Inc                                             1,298                                         36,617
                                                                                           --------------------
                                                                                                       249,573
                                                                                           --------------------
Electronics - Military (0.08%)
L-3 Communications Holdings Inc                           1,869                                        138,960
                                                                                           --------------------

Engineering - Research & Development Services (0.06%)
Fluor Corp                                                1,351                                        104,378
                                                                                           --------------------

Engines - Internal Combustion (0.04%)
Cummins Inc                                                 729                                         65,413
                                                                                           --------------------

Enterprise Software & Services (0.58%)
BMC Software Inc (a)                                      3,366                                         68,969
Computer Associates International Inc                     7,140                                        201,277
Novell Inc (a)                                            5,944                                         52,485
Oracle Corp (a)                                          58,522                                        714,554
                                                                                           --------------------
                                                                                                     1,037,285
                                                                                           --------------------
Entertainment Software (0.14%)
Electronic Arts Inc (a)                                   4,677                                        244,654
                                                                                           --------------------

Fiduciary Banks (0.58%)
Bank of New York Co Inc/The                              11,985                                        381,722
Mellon Financial Corp                                     6,505                                        222,796
Northern Trust Corp                                       2,886                                        149,553
State Street Corp                                         5,102                                        282,855
                                                                                           --------------------
                                                                                                     1,036,926
                                                                                           --------------------
Filtration & Separation Products (0.03%)
Pall Corp                                                 1,938                                         52,055
                                                                                           --------------------

Finance - Commercial (0.09%)
CIT Group Inc                                             3,108                                        160,932
                                                                                           --------------------


Finance - Consumer Loans (0.20%)
SLM Corp                                                  6,493                                        357,699
                                                                                           --------------------

Finance - Credit Card (1.08%)
American Express Co                                      19,321                                        994,259
Capital One Financial Corp                                4,661                                        402,710
MBNA Corp                                                19,530                                        530,435
                                                                                           --------------------
                                                                                                     1,927,404
                                                                                           --------------------
Finance - Investment Banker & Broker (5.53%)
Bear Stearns Cos Inc/The                                  1,763                                        203,679
Charles Schwab Corp/The                                  16,052                                        235,483
Citigroup Inc                                            78,723                                      3,820,427
E*Trade Financial Corp (a)                                6,365                                        132,774
Goldman Sachs Group Inc                                   7,016                                        896,013
JPMorgan Chase & Co                                      54,448                                      2,161,041
Lehman Brothers Holdings Inc                              4,168                                        534,213
Merrill Lynch & Co Inc                                   14,299                                        968,471
Morgan Stanley                                           16,774                                        951,757
                                                                                           --------------------
                                                                                                     9,903,858
                                                                                           --------------------
Finance - Mortgage Loan/Banker (0.98%)
Countrywide Financial Corp                                9,292                                        317,693
Fannie Mae                                               15,061                                        735,127
Freddie Mac                                              10,753                                        702,709
                                                                                           --------------------
                                                                                                     1,755,529
                                                                                           --------------------
Financial Guarantee Insurance (0.19%)
AMBAC Financial Group Inc                                 1,636                                        126,070
MBIA Inc                                                  2,085                                        125,434
MGIC Investment Corp                                      1,412                                         92,938
                                                                                           --------------------
                                                                                                       344,442
                                                                                           --------------------
Food - Confectionery (0.19%)
Hershey Co/The                                            2,818                                        155,695
WM Wrigley Jr Co                                          2,792                                        185,640
                                                                                           --------------------
                                                                                                       341,335
                                                                                           --------------------
Food - Meat Products (0.04%)
Tyson Foods Inc                                           3,916                                         66,964
                                                                                           --------------------

Food - Miscellaneous/Diversified (0.65%)
Campbell Soup Co                                          2,895                                         86,184
ConAgra Foods Inc                                         8,075                                        163,761
General Mills Inc                                         5,529                                        272,690
HJ Heinz Co                                               5,207                                        175,580
Kellogg Co                                                3,996                                        172,707
McCormick & Co Inc                                        2,082                                         64,376
Sara Lee Corp                                            11,820                                        223,398
                                                                                           --------------------
                                                                                                     1,158,696
                                                                                           --------------------
Food - Retail (0.28%)
Albertson's Inc                                           5,739                                        122,528
Kroger Co/The (a)                                        11,280                                        212,966
Safeway Inc                                               6,992                                        165,431
                                                                                           --------------------
                                                                                                       500,925
                                                                                           --------------------
Food - Wholesale & Distribution (0.21%)
Supervalu Inc                                             2,119                                         68,825
Sysco Corp                                                9,652                                        299,695
                                                                                           --------------------
                                                                                                       368,520
                                                                                           --------------------
Forestry (0.20%)
Plum Creek Timber Co Inc                                  2,864                                        103,247

Weyerhaeuser Co                                           3,785                                        251,097
                                                                                           --------------------
                                                                                                       354,344
                                                                                           --------------------
Gas - Distribution (0.23%)
KeySpan Corp                                              2,713                                         96,827
Nicor Inc                                                   687                                         27,006
NiSource Inc                                              4,241                                         88,467
Peoples Energy Corp                                         594                                         20,832
Sempra Energy                                             4,001                                        179,405
                                                                                           --------------------
                                                                                                       412,537
                                                                                           --------------------
Gold Mining (0.21%)
Newmont Mining Corp                                       6,952                                        371,237
                                                                                           --------------------

Health Care Cost Containment (0.14%)
McKesson Corp                                             4,787                                        246,961
                                                                                           --------------------

Home Decoration Products (0.06%)
Newell Rubbermaid Inc                                     4,287                                        101,945
                                                                                           --------------------

Hotels & Motels (0.29%)
Hilton Hotels Corp                                        5,105                                        123,082
Marriott International Inc                                2,562                                        171,577
Starwood Hotels & Resorts Worldwide Inc                   3,411                                        217,826
                                                                                           --------------------
                                                                                                       512,485
                                                                                           --------------------
Human Resources (0.10%)
Monster Worldwide Inc (a)                                 1,915                                         78,170
Robert Half International Inc                             2,650                                        100,409
                                                                                           --------------------
                                                                                                       178,579
                                                                                           --------------------
Identification Systems - Development (0.03%)
Symbol Technologies Inc                                   3,905                                         50,062
                                                                                           --------------------

Independent Power Producer (0.01%)
Dynegy Inc (a)                                            4,688                                         22,690
                                                                                           --------------------

Industrial Automation & Robots (0.09%)
Rockwell Automation Inc                                   2,787                                        164,879
                                                                                           --------------------

Industrial Gases (0.26%)
Air Products & Chemicals Inc                              3,453                                        204,383
Praxair Inc                                               5,015                                        265,594
                                                                                           --------------------
                                                                                                       469,977
                                                                                           --------------------
Instruments - Controls (0.04%)
Thermo Electron Corp (a)                                  2,523                                         76,018
                                                                                           --------------------

Instruments - Scientific (0.17%)
Applera Corp - Applied Biosystems Group                   2,925                                         77,688
Fisher Scientific International Inc (a)                   1,907                                        117,967
PerkinElmer Inc                                           2,035                                         47,945
Waters Corp (a)                                           1,723                                         65,129
                                                                                           --------------------
                                                                                                       308,729
                                                                                           --------------------
Insurance Brokers (0.25%)
AON Corp                                                  4,979                                        178,995
Marsh & McLennan Cos Inc                                  8,476                                        269,198
                                                                                           --------------------
                                                                                                       448,193
                                                                                           --------------------
Internet Security (0.16%)
Symantec Corp (a)                                        16,828                                        294,490
                                                                                           --------------------

Investment Management & Advisory Services (0.35%)
Ameriprise Financial Inc                                  3,828                                        156,948
Federated Investors Inc                                   1,317                                         48,782
Franklin Resources Inc                                    2,310                                        217,163
Janus Capital Group Inc                                   3,357                                         62,541
T Rowe Price Group Inc                                    2,033                                        146,437
                                                                                           --------------------
                                                                                                       631,871
                                                                                           --------------------
Leisure & Recreation Products (0.03%)
Brunswick Corp                                            1,501                                         61,031
                                                                                           --------------------

Life & Health Insurance (0.90%)
Aflac Inc                                                 7,786                                        361,426
Cigna Corp                                                1,957                                        218,597
Jefferson-Pilot Corp                                      2,085                                        118,699
Lincoln National Corp                                     2,695                                        142,916
Prudential Financial Inc                                  7,858                                        575,127
Torchmark Corp                                            1,614                                         89,738
UnumProvident Corp                                        4,637                                        105,492
                                                                                           --------------------
                                                                                                     1,611,995
                                                                                           --------------------
Linen Supply & Related Items (0.05%)
Cintas Corp                                               2,143                                         88,249
                                                                                           --------------------

Machinery - Construction & Mining (0.34%)
Caterpillar Inc                                          10,584                                        611,438
                                                                                           --------------------

Machinery - Farm (0.14%)
Deere & Co                                                3,752                                        255,549
                                                                                           --------------------

Medical - Biomedical/Gene (1.28%)
Amgen Inc (a)                                            19,207                                      1,514,664
Biogen Idec Inc (a)                                       5,281                                        239,388
Chiron Corp (a)                                           1,702                                         75,671
Genzyme Corp (a)                                          4,017                                        284,323
Medimmune Inc (a)                                         3,829                                        134,092
Millipore Corp (a)                                          809                                         53,426
                                                                                           --------------------
                                                                                                     2,301,564
                                                                                           --------------------
Medical - Drugs (4.66%)
Abbott Laboratories                                      24,139                                        951,801
Allergan Inc                                              2,048                                        221,102
Bristol-Myers Squibb Co                                  30,445                                        699,626
Eli Lilly & Co                                           17,687                                      1,000,907
Forest Laboratories Inc (a)                               5,256                                        213,814
King Pharmaceuticals Inc (a)                              3,762                                         63,653
Merck & Co Inc                                           34,026                                      1,082,367
Pfizer Inc                                              114,707                                      2,674,967
Schering-Plough Corp                                     22,997                                        479,488
Wyeth                                                    20,887                                        962,264
                                                                                           --------------------
                                                                                                     8,349,989
                                                                                           --------------------
Medical - Generic Drugs (0.07%)
Mylan Laboratories Inc                                    3,401                                         67,884
Watson Pharmaceuticals Inc (a)                            1,578                                         51,301
                                                                                           --------------------
                                                                                                       119,185
                                                                                           --------------------
Medical - HMO (1.58%)
Aetna Inc                                                 4,450                                        419,679
Coventry Health Care Inc (a)                              2,527                                        143,938
Humana Inc (a)                                            2,533                                        137,618
UnitedHealth Group Inc                                   21,184                                      1,316,374

WellPoint Inc (a)                                        10,253                                        818,087
                                                                                           --------------------
                                                                                                     2,835,696
                                                                                           --------------------
Medical - Hospitals (0.26%)
HCA Inc                                                   6,597                                        333,148
Health Management Associates Inc                          3,847                                         84,480
Tenet Healthcare Corp (a)                                 7,304                                         55,949
                                                                                           --------------------
                                                                                                       473,577
                                                                                           --------------------
Medical - Nursing Homes (0.03%)
Manor Care Inc                                            1,230                                         48,917
                                                                                           --------------------

Medical - Wholesale Drug Distribution (0.33%)
AmerisourceBergen Corp                                    3,244                                        134,302
Cardinal Health Inc                                       6,664                                        458,150
                                                                                           --------------------
                                                                                                       592,452
                                                                                           --------------------
Medical Information Systems (0.05%)
IMS Health Inc                                            3,604                                         89,812
                                                                                           --------------------

Medical Instruments (1.08%)
Boston Scientific Corp (a)                                9,181                                        224,843
Guidant Corp                                              5,162                                        334,239
Medtronic Inc                                            18,822                                      1,083,583
St Jude Medical Inc (a)                                   5,704                                        286,341
                                                                                           --------------------
                                                                                                     1,929,006
                                                                                           --------------------
Medical Laboratory & Testing Service (0.14%)
Laboratory Corp of America Holdings (a)                   2,068                                        111,362
Quest Diagnostics Inc                                     2,578                                        132,715
                                                                                           --------------------
                                                                                                       244,077
                                                                                           --------------------
Medical Products (2.22%)
Baxter International Inc                                  9,704                                        365,356
Becton Dickinson & Co                                     3,922                                        235,634
Biomet Inc                                                3,876                                        141,745
Johnson & Johnson                                        46,292                                      2,782,149
Stryker Corp                                              4,537                                        201,579
Zimmer Holdings Inc (a)                                   3,855                                        259,981
                                                                                           --------------------
                                                                                                     3,986,444
                                                                                           --------------------
Metal - Aluminum (0.22%)
Alcoa Inc                                                13,540                                        400,378
                                                                                           --------------------

Metal - Copper (0.13%)
Phelps Dodge Corp                                         1,579                                        227,171
                                                                                           --------------------

Metal - Diversified (0.09%)
Freeport-McMoRan Copper & Gold Inc                        2,864                                        154,083
                                                                                           --------------------

Motorcycle/Motor Scooter (0.12%)
Harley-Davidson Inc                                       4,273                                        220,017
                                                                                           --------------------

Multi-line Insurance (2.93%)
ACE Ltd                                                   5,016                                        268,055
Allstate Corp/The                                        10,093                                        545,728
American International Group Inc                         40,390                                      2,755,810
Cincinnati Financial Corp                                 2,718                                        121,440
Genworth Financial Inc                                    5,860                                        202,639
Hartford Financial Services Group Inc                     4,674                                        401,450
Loews Corp                                                2,109                                        200,039
Metlife Inc                                              11,784                                        577,416

XL Capital Ltd                                            2,713                                        182,802
                                                                                           --------------------
                                                                                                     5,255,379
                                                                                           --------------------
Multimedia (2.10%)
EW Scripps Co                                             1,316                                         63,194
McGraw-Hill Cos Inc/The                                   5,833                                        301,158
Meredith Corp                                               652                                         34,126
News Corp                                                37,865                                        588,801
Time Warner Inc                                          72,555                                      1,265,359
Viacom Inc                                               24,048                                        783,965
Walt Disney Co                                           29,934                                        717,518
                                                                                           --------------------
                                                                                                     3,754,121
                                                                                           --------------------
Networking Products (0.91%)
Cisco Systems Inc (a)                                    95,586                                      1,636,432
                                                                                           --------------------

Non-hazardous Waste Disposal (0.16%)
Allied Waste Industries Inc (a)                           3,396                                         29,681
Waste Management Inc                                      8,587                                        260,615
                                                                                           --------------------
                                                                                                       290,296
                                                                                           --------------------
Office Automation & Equipment (0.21%)
Pitney Bowes Inc                                          3,549                                        149,945
Xerox Corp (a)                                           14,944                                        218,930
                                                                                           --------------------
                                                                                                       368,875
                                                                                           --------------------
Office Supplies & Forms (0.05%)
Avery Dennison Corp                                       1,719                                         95,009
                                                                                           --------------------

Oil - Field Services (1.17%)
Baker Hughes Inc                                          5,318                                        323,228
BJ Services Co                                            5,016                                        183,936
Halliburton Co                                            7,980                                        494,441
Schlumberger Ltd                                          9,167                                        890,574
Weatherford International Ltd (a)                         5,409                                        195,806
                                                                                           --------------------
                                                                                                     2,087,985
                                                                                           --------------------
Oil & Gas Drilling (0.42%)
Nabors Industries Ltd (a)                                 2,458                                        186,193
Noble Corp                                                2,130                                        150,250
Rowan Cos Inc                                             1,701                                         60,624
Transocean Inc (a)                                        5,136                                        357,928
                                                                                           --------------------
                                                                                                       754,995
                                                                                           --------------------
Oil Company - Exploration & Production (1.38%)
Anadarko Petroleum Corp                                   3,690                                        349,628
Apache Corp                                               5,124                                        351,097
Burlington Resources Inc                                  5,882                                        507,028
Devon Energy Corp                                         6,913                                        432,339
EOG Resources Inc                                         3,758                                        275,724
Kerr-McGee Corp                                           1,805                                        164,002
Murphy Oil Corp                                           2,569                                        138,700
XTO Energy Inc                                            5,652                                        248,349
                                                                                           --------------------
                                                                                                     2,466,867
                                                                                           --------------------
Oil Company - Integrated (5.41%)
Amerada Hess Corp                                         1,244                                        157,764
Chevron Corp                                             34,934                                      1,983,203
ConocoPhillips                                           21,592                                      1,256,223
Exxon Mobil Corp                                         96,827                                      5,438,773
Marathon Oil Corp                                         5,702                                        347,651
Occidental Petroleum Corp                                 6,255                                        499,649
                                                                                           --------------------
                                                                                                     9,683,263
                                                                                           --------------------

Oil Field Machinery & Equipment (0.09%)
National Oilwell Varco Inc (a)                            2,712                                        170,042
                                                                                           --------------------

Oil Refining & Marketing (0.37%)
Sunoco Inc                                                2,118                                        166,009
Valero Energy Corp                                        9,595                                        495,102
                                                                                           --------------------
                                                                                                       661,111
                                                                                           --------------------
Optical Supplies (0.03%)
Bausch & Lomb Inc                                           837                                         56,832
                                                                                           --------------------

Paper & Related Products (0.26%)
International Paper Co                                    7,632                                        256,511
Louisiana-Pacific Corp                                    1,642                                         45,106
MeadWestvaco Corp                                         2,823                                         79,129
Temple-Inland Inc                                         1,746                                         78,308
                                                                                           --------------------
                                                                                                       459,054
                                                                                           --------------------
Pharmacy Services (0.46%)
Caremark Rx Inc (a)                                       6,998                                        362,426
Express Scripts Inc (a)                                   2,266                                        189,891
Medco Health Solutions Inc (a)                            4,785                                        267,003
                                                                                           --------------------
                                                                                                       819,320
                                                                                           --------------------
Photo Equipment & Supplies (0.06%)
Eastman Kodak Co                                          4,469                                        104,575
                                                                                           --------------------

Pipelines (0.27%)
El Paso Corp                                             10,259                                        124,749
Kinder Morgan Inc                                         1,637                                        150,522
Williams Cos Inc                                          8,916                                        206,584
                                                                                           --------------------
                                                                                                       481,855
                                                                                           --------------------
Power Converter & Supply Equipment (0.03%)
American Power Conversion Corp                            2,674                                         58,828
                                                                                           --------------------

Printing - Commercial (0.06%)
RR Donnelley & Sons Co                                    3,381                                        115,664
                                                                                           --------------------

Property & Casualty Insurance (0.70%)
Chubb Corp                                                3,110                                        303,692
Progressive Corp/The                                      3,069                                        358,398
Safeco Corp                                               1,922                                        108,593
St Paul Travelers Cos Inc/The                            10,775                                        481,319
                                                                                           --------------------
                                                                                                     1,252,002
                                                                                           --------------------
Publicly Traded Investment Fund (0.60%)
iShares S&P 500 Index Fund/US                             8,580                                      1,069,411
                                                                                           --------------------

Publishing - Newspapers (0.28%)
Dow Jones & Co Inc                                          917                                         32,544
Gannett Co Inc                                            3,732                                        226,047
Knight Ridder Inc                                         1,080                                         68,364
New York Times Co                                         2,257                                         59,698
Tribune Co                                                4,074                                        123,279
                                                                                           --------------------
                                                                                                       509,932
                                                                                           --------------------
Regional Banks (4.68%)
Bank of America Corp                                     62,494                                      2,884,098
Comerica Inc                                              2,572                                        145,987
Fifth Third Bancorp                                       8,633                                        325,637
Huntington Bancshares Inc/OH                              3,550                                         84,312

Keycorp                                                   6,345                                        208,941
National City Corp                                        8,577                                        287,930
PNC Financial Services Group Inc                          4,547                                        281,141
SunTrust Banks Inc                                        5,623                                        409,129
US Bancorp                                               28,264                                        844,811
Wachovia Corp                                            24,173                                      1,277,785
Wells Fargo & Co                                         26,021                                      1,634,899
                                                                                           --------------------
                                                                                                     8,384,670
                                                                                           --------------------
REITS - Apartments (0.21%)
Apartment Investment & Management Co                      1,489                                         56,388
Archstone-Smith Trust                                     3,299                                        138,195
Equity Residential                                        4,483                                        175,375
                                                                                           --------------------
                                                                                                       369,958
                                                                                           --------------------
REITS - Diversified (0.09%)
Vornado Realty Trust                                      1,837                                        153,334
                                                                                           --------------------

REITS - Office Property (0.11%)
Equity Office Properties Trust                            6,320                                        191,686
                                                                                           --------------------

REITS - Regional Malls (0.12%)
Simon Property Group Inc                                  2,900                                        222,227
                                                                                           --------------------

REITS - Storage (0.05%)
Public Storage Inc                                        1,286                                         87,088
                                                                                           --------------------

REITS - Warehouse & Industrial (0.10%)
Prologis                                                  3,789                                        177,022
                                                                                           --------------------

Retail - Apparel & Shoe (0.23%)
Gap Inc/The                                               8,931                                        157,543
Ltd Brands                                                5,418                                        121,092
Nordstrom Inc                                             3,401                                        127,198
                                                                                           --------------------
                                                                                                       405,833
                                                                                           --------------------
Retail - Auto Parts (0.04%)
Autozone Inc (a)                                            859                                         78,813
                                                                                           --------------------

Retail - Automobile (0.03%)
Autonation Inc (a)                                        2,817                                         61,213
                                                                                           --------------------

Retail - Bedding (0.09%)
Bed Bath & Beyond Inc (a)                                 4,619                                        166,977
                                                                                           --------------------

Retail - Building Products (1.20%)
Home Depot Inc                                           33,055                                      1,338,067
Lowe's Cos Inc                                           12,167                                        811,052
                                                                                           --------------------
                                                                                                     2,149,119
                                                                                           --------------------
Retail - Consumer Electronics (0.21%)
Best Buy Co Inc                                           6,360                                        276,533
Circuit City Stores Inc                                   2,436                                         55,029
RadioShack Corp                                           2,095                                         44,058
                                                                                           --------------------
                                                                                                       375,620
                                                                                           --------------------
Retail - Discount (1.83%)
Big Lots Inc (a)                                          1,772                                         21,282
Costco Wholesale Corp                                     7,346                                        363,407
Dollar General Corp                                       4,927                                         93,958
Family Dollar Stores Inc                                  2,415                                         59,868

Target Corp                                              13,681                                        752,044
TJX Cos Inc                                               7,169                                        166,536
Wal-Mart Stores Inc                                      38,873                                      1,819,256
                                                                                           --------------------
                                                                                                     3,276,351
                                                                                           --------------------
Retail - Drug Store (0.58%)
CVS Corp                                                 12,669                                        334,715
Walgreen Co                                              15,749                                        697,051
                                                                                           --------------------
                                                                                                     1,031,766
                                                                                           --------------------
Retail - Jewelry (0.05%)
Tiffany & Co                                              2,213                                         84,736
                                                                                           --------------------

Retail - Major Department Store (0.21%)
JC Penney Co Inc                                          3,614                                        200,938
Sears Holdings Corp (a)                                   1,552                                        179,303
                                                                                           --------------------
                                                                                                       380,241
                                                                                           --------------------
Retail - Office Supplies (0.24%)
Office Depot Inc (a)                                      4,805                                        150,877
OfficeMax Inc                                             1,102                                         27,947
Staples Inc                                              11,380                                        258,440
                                                                                           --------------------
                                                                                                       437,264
                                                                                           --------------------
Retail - Regional Department Store (0.32%)
Dillard's Inc                                               953                                         23,653
Federated Department Stores Inc                           4,235                                        280,908
Kohl's Corp (a)                                           5,365                                        260,739
                                                                                           --------------------
                                                                                                       565,300
                                                                                           --------------------
Retail - Restaurants (0.78%)
Darden Restaurants Inc                                    2,037                                         79,199
McDonald's Corp                                          19,584                                        660,372
Starbucks Corp (a)                                       11,957                                        358,830
Wendy's International Inc                                 1,809                                         99,965
Yum! Brands Inc                                           4,404                                        206,459
                                                                                           --------------------
                                                                                                     1,404,825
                                                                                           --------------------
Rubber - Tires (0.03%)
Cooper Tire & Rubber Co                                     954                                         14,615
Goodyear Tire & Rubber Co/The (a)                         2,744                                         47,691
                                                                                           --------------------
                                                                                                        62,306
                                                                                           --------------------
Savings & Loans - Thrifts (0.59%)
Golden West Financial Corp                                3,965                                        261,690
Sovereign Bancorp Inc                                     5,557                                        120,142
Washington Mutual Inc                                    15,354                                        667,899
                                                                                           --------------------
                                                                                                     1,049,731
                                                                                           --------------------
Schools (0.08%)
Apollo Group Inc (a)                                      2,265                                        136,942
                                                                                           --------------------

Semiconductor Component - Integrated Circuits (0.31%)
Analog Devices Inc                                        5,708                                        204,746
Linear Technology Corp                                    4,742                                        171,044
Maxim Integrated Products Inc                             5,101                                        184,860
                                                                                           --------------------
                                                                                                       560,650
                                                                                           --------------------
Semiconductor Equipment (0.39%)
Applied Materials Inc                                    25,247                                        452,931
Kla-Tencor Corp                                           3,071                                        151,492
Novellus Systems Inc (a)                                  2,076                                         50,073
Teradyne Inc (a)                                          3,064                                         44,643
                                                                                           --------------------
                                                                                                       699,139
                                                                                           --------------------

Steel - Producers (0.14%)
Nucor Corp                                                2,421                                        161,529
United States Steel Corp                                  1,764                                         84,796
                                                                                           --------------------
                                                                                                       246,325
                                                                                           --------------------
Steel - Specialty (0.03%)
Allegheny Technologies Inc                                1,323                                         47,734
                                                                                           --------------------

Telecommunication Equipment (0.33%)
ADC Telecommunications Inc (a)                            1,812                                         40,480
Andrew Corp (a)                                           2,527                                         27,115
Avaya Inc (a)                                             6,516                                         69,526
Comverse Technology Inc (a)                               3,142                                         83,546
Lucent Technologies Inc (a)                              69,166                                        183,981
Scientific-Atlanta Inc                                    2,389                                        102,894
Tellabs Inc (a)                                           6,978                                         76,060
                                                                                           --------------------
                                                                                                       583,602
                                                                                           --------------------
Telecommunication Equipment - Fiber Optics (0.31%)
Ciena Corp (a)                                            8,994                                         26,712
Corning Inc (a)                                          23,714                                        466,217
JDS Uniphase Corp (a)                                    25,713                                         60,683
                                                                                           --------------------
                                                                                                       553,612
                                                                                           --------------------
Telephone - Integrated (2.94%)
Alltel Corp                                               5,959                                        376,013
AT&T Inc                                                 60,788                                      1,488,698
BellSouth Corp                                           28,455                                        771,131
CenturyTel Inc                                            2,038                                         67,580
Citizens Communications Co                                5,196                                         63,547
Qwest Communications International Inc (a)               24,022                                        135,724
Sprint Nextel Corp                                       45,974                                      1,073,953
Verizon Communications Inc                               43,026                                      1,295,943
                                                                                           --------------------
                                                                                                     5,272,589
                                                                                           --------------------
Television (0.06%)
Univision Communications Inc (a)                          3,480                                        102,277
                                                                                           --------------------

Therapeutics (0.21%)
Gilead Sciences Inc (a)                                   7,126                                        375,041
                                                                                           --------------------

Tobacco (1.48%)
Altria Group Inc                                         32,404                                      2,421,227
Reynolds American Inc                                     1,330                                        126,789
UST Inc                                                   2,545                                        103,912
                                                                                           --------------------
                                                                                                     2,651,928
                                                                                           --------------------
Tools - Hand Held (0.11%)
Black & Decker Corp                                       1,220                                        106,091
Snap-On Inc                                                 900                                         33,804
Stanley Works/The                                         1,131                                         54,333
                                                                                           --------------------
                                                                                                       194,228
                                                                                           --------------------
Toys (0.09%)
Hasbro Inc                                                2,775                                         56,000
Mattel Inc                                                6,283                                         99,397
                                                                                           --------------------
                                                                                                       155,397
                                                                                           --------------------
Transport - Rail (0.67%)
Burlington Northern Santa Fe Corp                         5,811                                        411,535
CSX Corp                                                  3,380                                        171,603
Norfolk Southern Corp                                     6,324                                        283,505

Union Pacific Corp                                        4,122                                        331,862
                                                                                           --------------------
                                                                                                     1,198,505
                                                                                           --------------------
Transport - Services (1.02%)
FedEx Corp                                                4,715                                        487,484
Ryder System Inc                                            998                                         40,938
United Parcel Service Inc                                17,172                                      1,290,476
                                                                                           --------------------
                                                                                                     1,818,898
                                                                                           --------------------
Travel Services (0.03%)
Sabre Holdings Corp                                       2,041                                         49,208
                                                                                           --------------------

Web Portals (0.43%)
Yahoo! Inc (a)                                           19,648                                        769,809
                                                                                           --------------------

Wireless Equipment (1.10%)
Motorola Inc                                             38,759                                        875,566
Qualcomm Inc                                             25,584                                      1,102,159
                                                                                           --------------------
                                                                                                     1,977,725
                                                                                           --------------------
TOTAL COMMON STOCKS                                                                       $        176,035,750
                                                                                           --------------------
                                                       Principal
                                                        Amount                                    Value
                                                       --------------------------------------------------------
SHORT TERM INVESTMENTS (1.77%)
Commercial Paper (1.77%)
Investment in Joint Trading Account;
General Electric Capital
4.15%, 1/ 3/2006                                       3,175,520                                     3,175,520
                                                                                           --------------------
TOTAL SHORT TERM INVESTMENTS                                                              $          3,175,520
                                                                                           --------------------
REPURCHASE AGREEMENTS (0.09%)
Morgan Stanley; 3.59%; dated 12/30/2005
maturing 1/3/2006                                        171,075                                        171,000
(collateralized by U.S. Treasury Strips;
$174,420; 8/15/2025-11/15/2026) (d)
                                                                                           --------------------


TOTAL REPURCHASE AGREEMENTS                                                               $            171,000
                                                                                           --------------------
Total Investments                                                                         $        179,382,270
Liabilities in Excess of Other Assets, Net - (0.13)%                                                 (239,224)
                                                                                           --------------------
TOTAL NET ASSETS - 100.00%                                                                $        179,143,046
                                                                                           ====================
                                                                                           --------------------
                                                                                           ====================

(a)  Non-Income Producing Security
(b)  Security or a portion of the security was on loan at the end of the period.
(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $1,419,525 or 0.79% of net assets.
(d)  Security was purchased with the cash proceeds from securities loans.

Unrealized Appreciation (Depreciation)
Unrealized Appreciation                             $         33,749,403
Unrealized Depreciation                                     (23,554,533)
                                                     --------------------
Net Unrealized Appreciation (Depreciation)                    10,194,870
Cost for federal income tax purposes                         169,187,400

                                                  SCHEDULE OF FUTURES CONTRACTS
                                                                                   Current                   Unrealized
                                                  Number              Original      Market                  Appreciation/
                                                     of
Type                                              Contracts             Value       Value                  (Depreciation)
-----------------------------------------------------------------------------------------------------------------------------
Buy:
S & P 500; March 2006                                8               $2,542,750    $2,509,600          $(33,150)

Portfolio Summary (unaudited)
----------------------------------------------------------------------
Sector                                                        Percent
----------------------------------------------------------------------
Financial                                                      22.50%
Consumer, Non-cyclical                                         21.02%
Industrial                                                     11.20%
Technology                                                     11.19%
Communications                                                  9.99%
Energy                                                          9.10%
Consumer, Cyclical                                              8.41%
Utilities                                                       3.29%
Basic Materials                                                 2.83%
Funds                                                           0.60%
Liabilities in Excess of Other Assets, Net                   (-0.13%)
                                                  --------------------
TOTAL NET ASSETS                                              100.00%
                                                  ====================

Other Assets Summary (unaudited)
----------------------------------------------------------------------
Asset Type                                                    Percent
----------------------------------------------------------------------
Futures                                                         1.40%

Schedule of Investments
December 31, 2005
PVC - LargeCap Value Account
                                                           Shares
                                                            Held                                       Value
                                                           ---------------------------------------------------------
COMMON STOCKS (94.29%)
Advertising Agencies (0.43%)
Interpublic Group of Cos Inc (a)                            54,400                             $            524,960
                                                                                                --------------------

Aerospace & Defense (1.69%)
Boeing Co                                                    8,200                                          575,968
Lockheed Martin Corp                                         7,400                                          470,862
Northrop Grumman Corp                                       16,900                                        1,015,859
                                                                                                --------------------
                                                                                                          2,062,689
                                                                                                --------------------
Aerospace & Defense Equipment (0.43%)
Goodrich Corp                                               12,700                                          521,970
                                                                                                --------------------

Agricultural Operations (0.21%)
Bunge Ltd                                                    4,500                                          254,745
                                                                                                --------------------

Apparel Manufacturers (0.66%)
Jones Apparel Group Inc                                     13,700                                          420,864
VF Corp                                                      7,050                                          390,147
                                                                                                --------------------
                                                                                                            811,011
                                                                                                --------------------
Applications Software (0.42%)
Microsoft Corp                                              19,600                                          512,540
                                                                                                --------------------

Auto - Car & Light Trucks (0.50%)
Toyota Motor Corp ADR                                        5,900                                          617,258
                                                                                                --------------------

Auto/Truck Parts & Equipment - Original (0.97%)
American Axle & Manufacturing Holdings                       4,100                                           75,153
Autoliv Inc                                                  9,500                                          431,490
BorgWarner Inc                                               4,800                                          291,024
Dana Corp                                                   13,225                                           94,956
Lear Corp                                                    1,500                                           42,690
Magna International Inc                                      3,500                                          251,965
                                                                                                --------------------
                                                                                                          1,187,278
                                                                                                --------------------
Beverages - Non-alcoholic (1.46%)
Coca-Cola Co/The                                            30,000                                        1,209,300
PepsiCo Inc                                                  9,800                                          578,984
                                                                                                --------------------
                                                                                                          1,788,284
                                                                                                --------------------
Brewery (0.21%)
Molson Coors Brewing Co                                      3,900                                          261,261
                                                                                                --------------------

Broadcasting Services & Programming (0.15%)
Liberty Media Corp (a)                                      23,700                                          186,519
                                                                                                --------------------

Building & Construction Products -
Miscellaneous (0.42%)
Vulcan Materials Co                                          7,625                                          516,594
                                                                                                --------------------

Building Products - Cement & Aggregate (0.23%)
Martin Marietta Materials Inc                                3,700                                          283,864
                                                                                                --------------------


Cable TV (0.75%)
Comcast Corp (a)                                            35,541                                          922,644
                                                                                                --------------------

Chemicals - Diversified (0.55%)
EI Du Pont de Nemours & Co                                   4,900                                          208,250
PPG Industries Inc                                           8,100                                          468,990
                                                                                                --------------------
                                                                                                            677,240
                                                                                                --------------------
Chemicals - Specialty (0.44%)
Eastman Chemical Co                                          2,300                                          118,657
Lubrizol Corp                                                9,700                                          421,271
                                                                                                --------------------
                                                                                                            539,928
                                                                                                --------------------
Commercial Banks (0.21%)
BB&T Corp                                                    6,200                                          259,842
                                                                                                --------------------

Computer Services (0.65%)
Electronic Data Systems Corp                                32,900                                          790,916
                                                                                                --------------------

Computers (2.03%)
Hewlett-Packard Co                                          75,582                                        2,163,913
International Business Machines Corp                         3,900                                          320,580
                                                                                                --------------------
                                                                                                          2,484,493
                                                                                                --------------------
Consumer Products - Miscellaneous (1.07%)
Clorox Co                                                   11,700                                          665,613
Kimberly-Clark Corp                                         10,700                                          638,255
                                                                                                --------------------
                                                                                                          1,303,868
                                                                                                --------------------
Containers - Metal & Glass (0.38%)
Crown Holdings Inc (a)                                       1,875                                           36,619
Owens-Illinois Inc (a)                                      20,200                                          425,008
                                                                                                --------------------
                                                                                                            461,627
                                                                                                --------------------
Distribution & Wholesale (0.24%)
Tech Data Corp (a)                                           7,250                                          287,680
                                                                                                --------------------

Diversified Manufacturing Operations (3.21%)
Cooper Industries Ltd                                        2,025                                          147,825
Crane Co                                                     7,000                                          246,890
Eaton Corp                                                   5,850                                          392,477
General Electric Co                                         55,500                                        1,945,275
Ingersoll-Rand Co Ltd                                        8,200                                          331,034
SPX Corp                                                     8,800                                          402,776
Textron Inc                                                  5,900                                          454,182
                                                                                                --------------------
                                                                                                          3,920,459
                                                                                                --------------------
Electric - Integrated (2.55%)
American Electric Power Co Inc                              15,750                                          584,167
Constellation Energy Group Inc                               2,100                                          120,960
Edison International                                         2,100                                           91,581
Entergy Corp                                                12,050                                          827,233
Exelon Corp                                                  2,100                                          111,594
FirstEnergy Corp                                            14,400                                          705,456
Northeast Utilities                                         19,300                                          380,017
Puget Energy Inc                                             1,300                                           26,546
Wisconsin Energy Corp                                        1,040                                           40,622
Xcel Energy Inc                                             12,200                                          225,212
                                                                                                --------------------
                                                                                                          3,113,388
                                                                                                --------------------
Electronic Components - Miscellaneous (1.02%)
Celestica Inc (a)                                           26,500                                          279,840
Flextronics International Ltd (a)                           40,000                                          417,600

Sanmina-SCI Corp (a)                                        67,100                                          285,846
Solectron Corp (a)                                          71,800                                          262,788
                                                                                                --------------------
                                                                                                          1,246,074
                                                                                                --------------------
Electronic Components - Semiconductors (0.67%)
Agere Systems Inc (a)                                       24,770                                          319,533
Intel Corp                                                  20,000                                          499,200
                                                                                                --------------------
                                                                                                            818,733
                                                                                                --------------------
Electronic Parts Distribution (0.24%)
Arrow Electronics Inc (a)                                    9,000                                          288,270
                                                                                                --------------------

Fiduciary Banks (0.46%)
Mellon Financial Corp                                       16,400                                          561,700
                                                                                                --------------------

Finance - Investment Banker & Broker (11.41%)
Citigroup Inc                                              111,775                                        5,424,441
Goldman Sachs Group Inc                                     10,800                                        1,379,268
JPMorgan Chase & Co                                         68,990                                        2,738,213
Lehman Brothers Holdings Inc                                 7,400                                          948,458
Merrill Lynch & Co Inc                                      26,800                                        1,815,164
Morgan Stanley                                              29,000                                        1,645,460
                                                                                                --------------------
                                                                                                         13,951,004
                                                                                                --------------------
Finance - Mortgage Loan/Banker (2.16%)
Fannie Mae                                                  26,825                                        1,309,328
Freddie Mac                                                 20,400                                        1,333,140
                                                                                                --------------------
                                                                                                          2,642,468
                                                                                                --------------------
Financial Guarantee Insurance (0.50%)
MBIA Inc                                                     5,200                                          312,832
MGIC Investment Corp                                         4,500                                          296,190
                                                                                                --------------------
                                                                                                            609,022
                                                                                                --------------------
Food - Miscellaneous/Diversified (2.64%)
ConAgra Foods Inc                                           33,800                                          685,464
General Mills Inc                                           15,600                                          769,392
Kellogg Co                                                  11,300                                          488,386
Kraft Foods Inc                                              9,100                                          256,074
Sara Lee Corp                                               25,000                                          472,500
Unilever NV                                                  8,100                                          556,065
                                                                                                --------------------
                                                                                                          3,227,881
                                                                                                --------------------
Food - Retail (1.06%)
Kroger Co/The (a)                                           37,500                                          708,000
Safeway Inc                                                 24,675                                          583,810
                                                                                                --------------------
                                                                                                          1,291,810
                                                                                                --------------------
Food - Wholesale & Distribution (0.28%)
Supervalu Inc                                               10,500                                          341,040
                                                                                                --------------------

Gas - Distribution (0.31%)
Sempra Energy                                                8,400                                          376,656
                                                                                                --------------------

Home Decoration Products (0.41%)
Newell Rubbermaid Inc                                       20,900                                          497,002
                                                                                                --------------------

Investment Management & Advisory Services (0.21%)
Waddell & Reed Financial Inc                                12,200                                          255,834
                                                                                                --------------------

Life & Health Insurance (0.82%)
Prudential Financial Inc                                     8,300                                          607,477

UnumProvident Corp                                          17,200                                          391,300
                                                                                                --------------------
                                                                                                            998,777
                                                                                                --------------------
Medical - Drugs (5.05%)
Bristol-Myers Squibb Co                                     14,250                                          327,465
Eli Lilly & Co                                              12,700                                          718,693
Merck & Co Inc                                              50,575                                        1,608,791
Pfizer Inc                                                 140,100                                        3,267,132
Wyeth                                                        5,300                                          244,171
                                                                                                --------------------
                                                                                                          6,166,252
                                                                                                --------------------
Medical - Hospitals (0.25%)
HCA Inc                                                      4,000                                          202,000
Tenet Healthcare Corp (a)                                   13,200                                          101,112
                                                                                                --------------------
                                                                                                            303,112
                                                                                                --------------------
Medical - Wholesale Drug Distribution (0.30%)
AmerisourceBergen Corp                                       9,000                                          372,600
                                                                                                --------------------

Multi-line Insurance (4.58%)
ACE Ltd                                                      5,000                                          267,200
Allstate Corp/The                                            9,900                                          535,293
American International Group Inc                            25,600                                        1,746,688
Genworth Financial Inc                                      19,500                                          674,310
Hartford Financial Services Group Inc                       11,300                                          970,557
Metlife Inc                                                 18,550                                          908,950
XL Capital Ltd                                               7,300                                          491,874
                                                                                                --------------------
                                                                                                          5,594,872
                                                                                                --------------------
Multimedia (2.43%)
Time Warner Inc                                             93,700                                        1,634,128
Viacom Inc                                                  28,175                                          918,505
Walt Disney Co                                              17,300                                          414,681
                                                                                                --------------------
                                                                                                          2,967,314
                                                                                                --------------------
Oil & Gas Drilling (2.53%)
Diamond Offshore Drilling Inc                               11,000                                          765,160
ENSCO International Inc                                     14,500                                          643,075
GlobalSantaFe Corp                                          12,300                                          592,245
Noble Corp                                                   8,300                                          585,482
Rowan Cos Inc                                               14,100                                          502,524
                                                                                                --------------------
                                                                                                          3,088,486
                                                                                                --------------------
Oil Company - Integrated (10.73%)
BP PLC ADR                                                   8,500                                          545,870
Chevron Corp                                                31,350                                        1,779,739
ConocoPhillips                                              35,750                                        2,079,935
Exxon Mobil Corp                                           114,000                                        6,403,380
Marathon Oil Corp                                           14,900                                          908,453
Occidental Petroleum Corp                                   10,975                                          876,683
Total SA ADR                                                 4,100                                          518,240
                                                                                                --------------------
                                                                                                         13,112,300
                                                                                                --------------------
Paper & Related Products (0.59%)
Smurfit-Stone Container Corp (a)                            21,200                                          300,404
Temple-Inland Inc                                            9,400                                          421,590
                                                                                                --------------------
                                                                                                            721,994
                                                                                                --------------------
Pharmacy Services (0.29%)
Medco Health Solutions Inc (a)                               6,400                                          357,120
                                                                                                --------------------

Power Converter & Supply Equipment (0.25%)
Hubbell Inc                                                  6,775                                          305,688
                                                                                                --------------------


Property & Casualty Insurance (1.33%)
Chubb Corp                                                   5,425                                          529,751
St Paul Travelers Cos Inc/The                               24,613                                        1,099,463
                                                                                                --------------------
                                                                                                          1,629,214
                                                                                                --------------------
Regional Banks (9.24%)
Bank of America Corp                                        89,936                                        4,150,546
Comerica Inc                                                13,100                                          743,556
Huntington Bancshares Inc/OH                                23,875                                          567,031
Keycorp                                                      9,175                                          302,133
National City Corp                                          27,825                                          934,085
PNC Financial Services Group Inc                             5,500                                          340,065
SunTrust Banks Inc                                           9,975                                          725,781
US Bancorp                                                  21,000                                          627,690
Wachovia Corp                                               38,450                                        2,032,467
Wells Fargo & Co                                            13,750                                          863,913
                                                                                                --------------------
                                                                                                         11,287,267
                                                                                                --------------------
Reinsurance (0.34%)
RenaissanceRe Holdings Ltd                                   9,500                                          419,045
                                                                                                --------------------

Retail - Apparel & Shoe (0.79%)
Gap Inc/The                                                  9,100                                          160,524
Ltd Brands                                                  23,900                                          534,165
Nordstrom Inc                                                7,200                                          269,280
                                                                                                --------------------
                                                                                                            963,969
                                                                                                --------------------
Retail - Discount (0.33%)
Target Corp                                                  7,300                                          401,281
                                                                                                --------------------

Retail - Office Supplies (0.69%)
Office Depot Inc (a)                                        26,775                                          840,735
                                                                                                --------------------

Retail - Restaurants (0.97%)
McDonald's Corp                                             35,100                                        1,183,572
                                                                                                --------------------

Rubber - Tires (0.07%)
Cooper Tire & Rubber Co                                      5,800                                           88,856
                                                                                                --------------------

Savings & Loans - Thrifts (1.05%)
Astoria Financial Corp                                       7,650                                          224,910
Washington Mutual Inc                                       24,475                                        1,064,662
                                                                                                --------------------
                                                                                                          1,289,572
                                                                                                --------------------
Telecommunication Equipment (0.58%)
ADC Telecommunications Inc (a)                              16,514                                          368,923
Nortel Networks Corp (a)                                     9,100                                           27,846
Tellabs Inc (a)                                             29,200                                          318,280
                                                                                                --------------------
                                                                                                            715,049
                                                                                                --------------------
Telecommunication Equipment - Fiber Optics (0.66%)
Corning Inc (a)                                             40,800                                          802,128
                                                                                                --------------------

Telephone - Integrated (3.86%)
AT&T Inc                                                    31,700                                          776,333
BellSouth Corp                                               8,500                                          230,350
Sprint Nextel Corp                                          64,100                                        1,497,376
Verizon Communications Inc                                  73,600                                        2,216,832
                                                                                                --------------------
                                                                                                          4,720,891
                                                                                                --------------------
Tobacco (2.37%)
Altria Group Inc                                            32,100                                        2,398,512

UST Inc                                                     12,100                                          494,043
                                                                                                --------------------
                                                                                                          2,892,555
                                                                                                --------------------
Toys (0.26%)
Mattel Inc                                                  20,300                                          321,146
                                                                                                --------------------

Transport - Rail (1.57%)
Burlington Northern Santa Fe Corp                            5,350                                          378,887
CSX Corp                                                    13,000                                          660,010
Norfolk Southern Corp                                       19,600                                          878,668
                                                                                                --------------------
                                                                                                          1,917,565
                                                                                                --------------------
Wireless Equipment (1.13%)
American Tower Corp (a)                                      5,000                                          135,500
Crown Castle International Corp (a)                         23,500                                          632,385
Nokia OYJ ADR                                               33,300                                          609,390
                                                                                                --------------------
                                                                                                          1,377,275
                                                                                                --------------------
TOTAL COMMON STOCKS                                                                            $        115,237,187
                                                                                                --------------------
Total Investments                                                                              $        115,237,187
Other Assets in Excess of Liabilities, Net - 5.71%                                                        6,983,735
                                                                                                --------------------
TOTAL NET ASSETS - 100.00%                                                                     $        122,220,922
                                                                                                ====================
                                                                                                --------------------

                                                                                                ====================

(a)  Non-Income Producing Security Unrealized Appreciation (Depreciation)


Unrealized Appreciation                                $         18,028,487
Unrealized Depreciation                                         (4,129,777)
                                                        --------------------
Net Unrealized Appreciation (Depreciation)                       13,898,710
Cost for federal income tax purposes                            101,338,477

Portfolio Summary (unaudited)
----------------------------------------------------------------------------
Sector                                                              Percent
----------------------------------------------------------------------------
Financial                                                            32.32%
Consumer, Non-cyclical                                               15.19%
Energy                                                               13.25%
Communications                                                       10.00%
Industrial                                                            9.43%
Consumer, Cyclical                                                    5.89%
Technology                                                            3.77%
Utilities                                                             2.85%
Basic Materials                                                       1.59%
Other Assets in Excess of Liabilities, Net                            5.71%
                                                        --------------------
TOTAL NET ASSETS                                                    100.00%
                                                        ====================

Schedule of Investments
December 31, 2005
PVC - MidCap Account
                                                          Shares
                                                           Held                                       Value
                                                         ----------------------------------------------------------
COMMON STOCKS (99.58%)
Aerospace & Defense Equipment (1.20%)
Alliant Techsystems Inc (a)                                66,513                             $          5,066,295
                                                                                               --------------------

Agricultural Operations (0.53%)
Delta & Pine Land Co                                       97,491                                        2,243,268
                                                                                               --------------------

Applications Software (1.24%)
Intuit Inc (a)                                             97,960                                        5,221,268
                                                                                               --------------------

Broadcasting Services & Programming (3.66%)
Discovery Holding Co (a)                                  265,286                                        4,019,083
Liberty Global Inc - A Shares (a)                          69,184                                        1,556,640
Liberty Global Inc - B Shares (a)                          75,415                                        1,598,798
Liberty Media Corp (a)                                   1,046,484                                       8,235,829
                                                                                               --------------------
                                                                                                        15,410,350
                                                                                               --------------------
Building & Construction Products -
Miscellaneous (1.04%)
Vulcan Materials Co                                        64,476                                        4,368,249
                                                                                               --------------------

Canada (0.23%)
Onex Corp (a)                                              59,685                                          971,672
                                                                                               --------------------

Casino Hotels (1.71%)
Harrah's Entertainment Inc                                100,693                                        7,178,404
                                                                                               --------------------

Casino Services (1.78%)
International Game Technology                             243,995                                        7,510,166
                                                                                               --------------------

Commercial Banks (5.16%)
M&T Bank Corp                                              44,252                                        4,825,681
North Fork Bancorporation Inc                             209,892                                        5,742,645
TCF Financial Corp                                        410,951                                       11,153,210
                                                                                               --------------------
                                                                                                        21,721,536
                                                                                               --------------------
Commercial Services (3.32%)
Arbitron Inc                                              159,255                                        6,048,505
ChoicePoint Inc (a)                                        65,827                                        2,929,960
ServiceMaster Co/The                                      206,519                                        2,467,902
Weight Watchers International Inc (a)                      50,701                                        2,506,150
                                                                                               --------------------
                                                                                                        13,952,517
                                                                                               --------------------
Commercial Services - Finance (0.63%)
Paychex Inc                                                69,683                                        2,656,316
                                                                                               --------------------

Computer Services (0.66%)
Reynolds & Reynolds Co/The                                 99,238                                        2,785,611
                                                                                               --------------------

Computers - Integrated Systems (2.92%)
Diebold Inc                                               123,413                                        4,689,694
NCR Corp (a)                                              223,783                                        7,595,195
                                                                                               --------------------
                                                                                                        12,284,889
                                                                                               --------------------
Data Processing & Management (2.35%)
Automatic Data Processing Inc                             108,587                                        4,983,057

Certegy Inc                                                98,508                                        3,995,485
MoneyGram International Inc                                35,110                                          915,669
                                                                                               --------------------
                                                                                                         9,894,211
                                                                                               --------------------
Dental Supplies & Equipment (1.46%)
Dentsply International Inc                                114,404                                        6,142,351
                                                                                               --------------------

Diversified Manufacturing Operations (0.81%)
Dover Corp                                                 84,212                                        3,409,744
                                                                                               --------------------

Diversified Operations & Commercial Services (1.35%)
Aramark Corp                                              204,369                                        5,677,371
                                                                                               --------------------

Electric - Integrated (1.53%)
Ameren Corp                                                78,370                                        4,015,679
SCANA Corp                                                 61,688                                        2,429,273
                                                                                               --------------------
                                                                                                         6,444,952
                                                                                               --------------------
Electronic Components - Miscellaneous (2.78%)
Gentex Corp                                               599,268                                       11,685,726
                                                                                               --------------------

Financial Guarantee Insurance (0.93%)
AMBAC Financial Group Inc                                  50,877                                        3,920,582
                                                                                               --------------------

Food - Canned (0.98%)
Del Monte Foods Co                                        396,004                                        4,130,322
                                                                                               --------------------

Food - Wholesale & Distribution (1.14%)
Sysco Corp                                                154,490                                        4,796,915
                                                                                               --------------------

Gold Mining (1.95%)
Newmont Mining Corp                                       153,575                                        8,200,905
                                                                                               --------------------

Insurance Brokers (0.95%)
AON Corp                                                  110,641                                        3,977,544
                                                                                               --------------------

Investment Management & Advisory Services (0.89%)
Eaton Vance Corp                                           65,224                                        1,784,529
Nuveen Investments Inc                                     45,800                                        1,951,996
                                                                                               --------------------
                                                                                                         3,736,525
                                                                                               --------------------
Life & Health Insurance (1.27%)
Aflac Inc                                                 114,980                                        5,337,372
                                                                                               --------------------

Linen Supply & Related Items (3.35%)
Cintas Corp                                               342,655                                       14,110,533
                                                                                               --------------------

Lottery Services (1.48%)
GTECH Holdings Corp                                       196,095                                        6,224,055
                                                                                               --------------------

Machinery - Print Trade (2.29%)
Zebra Technologies Corp (a)                               224,751                                        9,630,580
                                                                                               --------------------

Medical - Biomedical/Gene (0.96%)
Medimmune Inc (a)                                         115,625                                        4,049,188
                                                                                               --------------------

Medical - Drugs (2.29%)
Shire PLC ADR                                             112,753                                        4,373,689

Valeant Pharmaceuticals International                     290,617                                        5,254,355
                                                                                               --------------------
                                                                                                         9,628,044
                                                                                               --------------------
Medical - HMO (1.10%)
Coventry Health Care Inc (a)                               81,028                                        4,615,355
                                                                                               --------------------

Medical Laboratory & Testing Service (1.72%)
Laboratory Corp of America Holdings (a)                   134,315                                        7,232,863
                                                                                               --------------------

Medical Products (2.37%)
Biomet Inc                                                120,594                                        4,410,122
Varian Medical Systems Inc (a)                            110,758                                        5,575,558
                                                                                               --------------------
                                                                                                         9,985,680
                                                                                               --------------------
Metal - Diversified (1.20%)
Freeport-McMoRan Copper & Gold Inc                         93,688                                        5,040,414
                                                                                               --------------------

Multi-line Insurance (1.44%)
Loews Corp                                                 64,054                                        6,075,522
                                                                                               --------------------

Multimedia (0.73%)
EW Scripps Co                                              63,597                                        3,053,928
                                                                                               --------------------

Non-hazardous Waste Disposal (0.95%)
Republic Services Inc                                     106,615                                        4,003,393
                                                                                               --------------------

Office Automation & Equipment (0.63%)
Pitney Bowes Inc                                           62,659                                        2,647,343
                                                                                               --------------------

Oil - Field Services (2.71%)
BJ Services Co                                            205,422                                        7,532,825
Weatherford International Ltd (a)                         107,368                                        3,886,721
                                                                                               --------------------
                                                                                                        11,419,546
                                                                                               --------------------
Oil Company - Exploration & Production (3.71%)
Cimarex Energy Co                                          15,569                                          669,623
Encore Acquisition Co (a)                                 147,956                                        4,740,510
Pioneer Natural Resources Co                              121,621                                        6,235,509
XTO Energy Inc                                             90,606                                        3,981,227
                                                                                               --------------------
                                                                                                        15,626,869
                                                                                               --------------------
Paper & Related Products (0.54%)
Rayonier Inc                                               56,818                                        2,264,197
                                                                                               --------------------

Pipelines (2.31%)
Equitable Resources Inc                                   121,087                                        4,442,682
Questar Corp                                               69,786                                        5,282,800
                                                                                               --------------------
                                                                                                         9,725,482
                                                                                               --------------------
Power Converter & Supply Equipment (1.79%)
American Power Conversion Corp                            341,798                                        7,519,556
                                                                                               --------------------

Property & Casualty Insurance (3.70%)
Fidelity National Financial Inc                           130,307                                        4,793,994
Markel Corp (a)                                            15,117                                        4,792,845
Mercury General Corp                                      102,713                                        5,979,951
                                                                                               --------------------
                                                                                                        15,566,790
                                                                                               --------------------
Publishing - Newspapers (1.89%)
Washington Post Co/The                                     10,391                                        7,949,115
                                                                                               --------------------


Real Estate Operator & Developer (2.80%)
Brookfield Asset Management Inc                           157,939                                        7,949,070
Forest City Enterprises Inc                               100,915                                        3,827,706
                                                                                               --------------------
                                                                                                        11,776,776
                                                                                               --------------------
Reinsurance (2.01%)
Everest Re Group Ltd                                       61,187                                        6,140,115
Montpelier Re Holdings Ltd ADR (b)                        122,122                                        2,308,106
                                                                                               --------------------
                                                                                                         8,448,221
                                                                                               --------------------
REITS - Warehouse & Industrial (0.26%)
Centerpoint Properties Trust                               22,259                                        1,101,375
                                                                                               --------------------

Retail - Auto Parts (0.68%)
O'Reilly Automotive Inc (a)                                89,855                                        2,876,259
                                                                                               --------------------

Retail - Automobile (2.62%)
Carmax Inc (a)                                            397,899                                       11,013,844
                                                                                               --------------------

Retail - Discount (2.49%)
Costco Wholesale Corp                                      72,350                                        3,579,155
TJX Cos Inc                                               296,819                                        6,895,105
                                                                                               --------------------
                                                                                                        10,474,260
                                                                                               --------------------
Retail - Jewelry (0.96%)
Tiffany & Co                                              105,129                                        4,025,389
                                                                                               --------------------

Retail - Restaurants (1.60%)
Yum! Brands Inc                                           143,303                                        6,718,045
                                                                                               --------------------

Schools (1.79%)
Education Management Corp (a)                              35,896                                        1,202,875
Strayer Education Inc                                      67,769                                        6,349,955
                                                                                               --------------------
                                                                                                         7,552,830
                                                                                               --------------------
Telephone - Integrated (2.21%)
Citizens Communications Co                                515,955                                        6,310,130
Telephone & Data Systems Inc                               86,309                                        2,987,154
                                                                                               --------------------
                                                                                                         9,297,284
                                                                                               --------------------
Textile - Home Furnishings (1.04%)
Mohawk Industries Inc (a)                                  50,376                                        4,381,704
                                                                                               --------------------

Transport - Truck (0.55%)
Heartland Express Inc                                     115,039                                        2,334,141
                                                                                               --------------------

Wireless Equipment (0.94%)
American Tower Corp (a)                                   145,778                                        3,950,584
                                                                                               --------------------
TOTAL COMMON STOCKS                                                                           $        419,044,226
                                                                                               --------------------
                                                         Principal
                                                          Amount                                      Value
                                                         ----------------------------------------------------------
SHORT TERM INVESTMENTS (0.40%)
Commercial Paper (0.40%)
Investment in Joint Trading Account;
General Electric Capital
4.15%, 1/ 3/2006                                         1,679,634                                       1,679,634
                                                                                               --------------------
TOTAL SHORT TERM INVESTMENTS                                                                  $          1,679,634
                                                                                               --------------------

REPURCHASE AGREEMENTS (0.57%)
Morgan Stanley; 3.59%;
dated 12/30/2005 maturing 1/3/2006                       2,423,063                                       2,422,000
(collateralized by U.S. Treasury Strips; $2,470,440;
8/15/2025 -
11/15/2026)  (c)
                                                                                               --------------------


TOTAL REPURCHASE AGREEMENTS                                                                   $          2,422,000
                                                                                               --------------------
Total Investments                                                                             $        423,145,860
Liabilities in Excess of Other Assets, Net - (0.55)%                                                   (2,334,216)
                                                                                               --------------------
TOTAL NET ASSETS - 100.00%                                                                    $        420,811,644
                                                                                               ====================
                                                                                               --------------------

                                                                                               ====================

(a)  Non-Income Producing Security
(b)  Security or a portion of the security was on loan at the end of the period.
(c)  Security was purchased with the cash proceeds from securities loans.

Unrealized Appreciation (Depreciation)
Unrealized Appreciation                               $         77,529,744
Unrealized Depreciation                                         (8,032,667)
                                                       --------------------
Net Unrealized Appreciation (Depreciation)                      69,497,077
Cost for federal income tax purposes                           353,648,783

Portfolio Summary (unaudited)
---------------------------------------------------------------------------
Sector                                                             Percent
---------------------------------------------------------------------------
Financial                                                           20.38%
Consumer, Non-cyclical                                              19.64%
Consumer, Cyclical                                                  17.71%
Industrial                                                          11.41%
Communications                                                       9.43%
Energy                                                               8.74%
Technology                                                           7.80%
Basic Materials                                                      3.68%
Utilities                                                            1.53%
Diversified                                                          0.23%
Liabilities in Excess of Other Assets, Net                        (-0.55%)
                                                       --------------------
TOTAL NET ASSETS                                                   100.00%
                                                       ====================

Schedule of Investments
December 31, 2005
PVC - MidCap Growth Account
                                                        Shares
                                                         Held                                       Value
                                                       ----------------------------------------------------------
COMMON STOCKS (98.13%)
Advertising Services (0.74%)
Getty Images Inc (a)                                       5,700                            $            508,839
                                                                                             --------------------

Aerospace & Defense (1.49%)
Rockwell Collins Inc                                      16,200                                         752,814
Teledyne Technologies Inc (a)                              9,100                                         264,810
                                                                                             --------------------
                                                                                                       1,017,624
                                                                                             --------------------
Apparel Manufacturers (1.29%)
Coach Inc (a)                                             26,500                                         883,510
                                                                                             --------------------

Applications Software (0.93%)
Intuit Inc (a)                                            12,000                                         639,600
                                                                                             --------------------

Audio & Video Products (0.67%)
Harman International Industries Inc                        4,700                                         459,895
                                                                                             --------------------

Auto/Truck Parts & Equipment - Original (0.36%)
BorgWarner Inc                                             4,100                                         248,583
                                                                                             --------------------

Building - Residential & Commercial (2.80%)
KB Home                                                    4,900                                         356,034
Lennar Corp                                                6,600                                         402,732
NVR Inc (a)                                                  800                                         561,600
Standard-Pacific Corp                                      9,400                                         345,920
Toll Brothers Inc (a)                                      7,200                                         249,408
                                                                                             --------------------
                                                                                                       1,915,694
                                                                                             --------------------
Building Products - Cement & Aggregate (0.44%)
Florida Rock Industries Inc                                6,100                                         299,266
                                                                                             --------------------

Casino Hotels (0.84%)
Ameristar Casinos Inc                                     14,100                                         320,070
Harrah's Entertainment Inc                                 3,582                                         255,361
                                                                                             --------------------
                                                                                                         575,431
                                                                                             --------------------
Casino Services (0.99%)
International Game Technology                             22,000                                         677,160
                                                                                             --------------------

Chemicals - Specialty (0.84%)
International Flavors & Fragrances Inc                     5,700                                         190,950
Lubrizol Corp                                              8,900                                         386,527
                                                                                             --------------------
                                                                                                         577,477
                                                                                             --------------------
Coal (0.40%)
Peabody Energy Corp                                        3,300                                         271,986
                                                                                             --------------------

Coatings & Paint (0.35%)
Sherwin-Williams Co/The                                    5,300                                         240,726
                                                                                             --------------------

Commercial Banks (1.30%)
Colonial BancGroup Inc/The                                12,200                                         290,604
Fremont General Corp                                      10,500                                         243,915

Synovus Financial Corp                                    13,100                                         353,831
                                                                                             --------------------
                                                                                                         888,350
                                                                                             --------------------
Commercial Services (0.45%)
Arbitron Inc                                               8,100                                         307,638
                                                                                             --------------------

Commercial Services - Finance (2.57%)
Equifax Inc                                               17,500                                         665,350
Moody's Corp                                              17,800                                       1,093,276
                                                                                             --------------------
                                                                                                       1,758,626
                                                                                             --------------------
Computer Aided Design (1.55%)
Ansys Inc (a)                                              6,500                                         277,485
Autodesk Inc                                              18,200                                         781,690
                                                                                             --------------------
                                                                                                       1,059,175
                                                                                             --------------------
Computer Graphics (0.44%)
Pixar (a)                                                  5,700                                         300,504
                                                                                             --------------------

Computer Services (1.79%)
Affiliated Computer Services Inc (a)                       8,400                                         497,112
Cognizant Technology Solutions Corp (a)                    7,600                                         382,660
Factset Research Systems Inc                               8,400                                         345,744
                                                                                             --------------------
                                                                                                       1,225,516
                                                                                             --------------------
Computers  -Memory Devices (2.96%)
Network Appliance Inc (a)                                 28,800                                         777,600
SanDisk Corp (a)                                           9,300                                         584,226
Western Digital Corp (a)                                  35,600                                         662,516
                                                                                             --------------------
                                                                                                       2,024,342
                                                                                             --------------------
Consulting Services (0.75%)
Corporate Executive Board Co                               5,700                                         511,290
                                                                                             --------------------

Consumer Products - Miscellaneous (1.05%)
Fortune Brands Inc                                         5,900                                         460,318
Scotts Miracle-Gro Co/The                                  5,700                                         257,868
                                                                                             --------------------
                                                                                                         718,186
                                                                                             --------------------
Data Processing & Management (1.34%)
Dun & Bradstreet Corp (a)                                  8,700                                         582,552
NAVTEQ Corp (a)                                            7,700                                         337,799
                                                                                             --------------------
                                                                                                         920,351
                                                                                             --------------------
Diagnostic Kits (0.61%)
Dade Behring Holdings Inc                                 10,200                                         417,078
                                                                                             --------------------

Disposable Medical Products (0.86%)
CR Bard Inc                                                8,900                                         586,688
                                                                                             --------------------

Distribution & Wholesale (1.15%)
Genuine Parts Co                                           9,100                                         399,672
WESCO International Inc (a)                                9,000                                         384,570
                                                                                             --------------------
                                                                                                         784,242
                                                                                             --------------------
Diversified Manufacturing Operations (1.02%)
ITT Industries Inc                                         6,800                                         699,176
                                                                                             --------------------

Drug Delivery Systems (0.97%)
Alkermes, Inc. (a)                                        10,600                                         202,672
Hospira Inc (a)                                           10,800                                         462,024
                                                                                             --------------------
                                                                                                         664,696
                                                                                             --------------------

E-Commerce - Services (0.00%)
Homestore Inc (a)                                            394                                           2,010
                                                                                             --------------------

Electric Products - Miscellaneous (0.59%)
Ametek Inc                                                 9,500                                         404,130
                                                                                             --------------------

Electronic Components - Semiconductors (4.31%)
Broadcom Corp (a)                                         22,600                                       1,065,590
Freescale Semiconductor Inc (a)                           26,700                                         672,039
Microchip Technology Inc                                  17,000                                         546,550
National Semiconductor Corp                               25,800                                         670,284
                                                                                             --------------------
                                                                                                       2,954,463
                                                                                             --------------------
Electronic Connectors (0.52%)
Amphenol Corp                                              8,000                                         354,080
                                                                                             --------------------

Electronic Measurement Instruments (0.84%)
Agilent Technologies Inc (a)                              17,300                                         575,917
                                                                                             --------------------

Enterprise Software & Services (0.43%)
Sybase Inc (a)                                            13,600                                         297,296
                                                                                             --------------------

Finance - Auto Loans (0.39%)
AmeriCredit Corp (a)                                      10,400                                         266,552
                                                                                             --------------------

Finance - Consumer Loans (0.19%)
First Marblehead Corp/The (b)                              4,000                                         131,440
                                                                                             --------------------

Finance - Investment Banker & Broker (0.63%)
AG Edwards Inc                                             9,200                                         431,112
                                                                                             --------------------

Finance - Mortgage Loan/Banker (0.40%)
IndyMac Bancorp Inc                                        7,100                                         277,042
                                                                                             --------------------

Finance - Other Services (0.99%)
Chicago Mercantile Exchange Holdings Inc                   1,850                                         679,857
                                                                                             --------------------

Food - Miscellaneous/Diversified (0.85%)
HJ Heinz Co                                               17,300                                         583,356
                                                                                             --------------------

Food - Retail (0.99%)
Whole Foods Market Inc                                     8,800                                         681,032
                                                                                             --------------------

Garden Products (0.49%)
Toro Co                                                    7,600                                         332,652
                                                                                             --------------------

Gas - Distribution (0.32%)
Energen Corp                                               6,100                                         221,552
                                                                                             --------------------

Hotels & Motels (0.72%)
Choice Hotels International Inc                           11,800                                         492,768
                                                                                             --------------------

Human Resources (0.39%)
Labor Ready Inc (a)                                       12,800                                         266,496
                                                                                             --------------------


Independent Power Producer (0.69%)
NRG Energy Inc (a)                                        10,000                                         471,200
                                                                                             --------------------

Industrial Automation & Robots (0.78%)
Rockwell Automation Inc                                    9,000                                         532,440
                                                                                             --------------------

Instruments - Controls (0.76%)
Thermo Electron Corp (a)                                  17,300                                         521,249
                                                                                             --------------------

Instruments - Scientific (0.50%)
Applera Corp - Applied Biosystems Group                   12,800                                         339,968
                                                                                             --------------------

Investment Management & Advisory Services (1.73%)
Janus Capital Group Inc                                   20,400                                         380,052
T Rowe Price Group Inc                                    11,200                                         806,736
                                                                                             --------------------
                                                                                                       1,186,788
                                                                                             --------------------
Machinery - Pumps (0.77%)
Graco Inc                                                 14,400                                         525,312
                                                                                             --------------------

Medical - Biomedical/Gene (1.66%)
Biogen Idec Inc (a)                                       10,800                                         489,564
Invitrogen Corp (a)                                        4,900                                         326,536
Millipore Corp (a)                                         4,900                                         323,596
                                                                                             --------------------
                                                                                                       1,139,696
                                                                                             --------------------
Medical - Drugs (2.58%)
Allergan Inc                                               4,900                                         529,004
Endo Pharmaceuticals Holdings Inc (a)                      8,500                                         257,210
Forest Laboratories Inc (a)                               24,100                                         980,388
                                                                                             --------------------
                                                                                                       1,766,602
                                                                                             --------------------
Medical - Generic Drugs (0.55%)
Barr Pharmaceuticals Inc (a)                               6,000                                         373,740
                                                                                             --------------------

Medical - HMO (1.05%)
Humana Inc (a)                                            13,200                                         717,156
                                                                                             --------------------

Medical Instruments (0.41%)
Edwards Lifesciences Corp (a)                              6,700                                         278,787
                                                                                             --------------------

Medical Laboratory & Testing Service (2.45%)
Laboratory Corp of America Holdings (a)                   12,700                                         683,895
Quest Diagnostics Inc                                     19,300                                         993,564
                                                                                             --------------------
                                                                                                       1,677,459
                                                                                             --------------------
Medical Products (1.42%)
Biomet Inc                                                13,500                                         493,695
Varian Medical Systems Inc (a)                             9,500                                         478,230
                                                                                             --------------------
                                                                                                         971,925
                                                                                             --------------------
Metal - Copper (0.99%)
Phelps Dodge Corp                                          4,700                                         676,189
                                                                                             --------------------

Metal - Diversified (0.98%)
Freeport-McMoRan Copper & Gold Inc                        12,500                                         672,500
                                                                                             --------------------

Multi-line Insurance (0.49%)
Assurant Inc                                               7,700                                         334,873
                                                                                             --------------------


Multimedia (1.28%)
EW Scripps Co                                             12,500                                         600,250
Meredith Corp                                              5,300                                         277,402
                                                                                             --------------------
                                                                                                         877,652
                                                                                             --------------------
Oil & Gas Drilling (2.58%)
Diamond Offshore Drilling Inc                             10,100                                         702,556
Pride International Inc (a)                               15,500                                         476,625
Rowan Cos Inc                                             16,400                                         584,496
                                                                                             --------------------
                                                                                                       1,763,677
                                                                                             --------------------
Oil Company - Exploration & Production (3.17%)
Berry Petroleum Co                                         4,600                                         263,120
Forest Oil Corp (a)                                        9,600                                         437,472
Kerr-McGee Corp                                            4,800                                         436,128
Newfield Exploration Co (a)                               10,700                                         535,749
Plains Exploration & Production Co (a)                    12,600                                         500,598
                                                                                             --------------------
                                                                                                       2,173,067
                                                                                             --------------------
Oil Company - Integrated (0.64%)
Amerada Hess Corp                                          3,450                                         437,529
                                                                                             --------------------

Oil Field Machinery & Equipment (0.69%)
Lone Star Technologies Inc (a)                             9,100                                         470,106
                                                                                             --------------------

Oil Refining & Marketing (1.58%)
Sunoco Inc                                                 6,700                                         525,146
Tesoro Corp                                                9,100                                         560,105
                                                                                             --------------------
                                                                                                       1,085,251
                                                                                             --------------------
Pharmacy Services (1.31%)
Express Scripts Inc (a)                                   10,700                                         896,660
                                                                                             --------------------

Poultry (0.86%)
Gold Kist Inc (a)                                         16,300                                         243,685
Pilgrim's Pride Corp                                      10,400                                         344,864
                                                                                             --------------------
                                                                                                         588,549
                                                                                             --------------------
Publishing - Books (0.44%)
John Wiley & Sons Inc                                      7,800                                         304,512
                                                                                             --------------------

Racetracks (0.46%)
Penn National Gaming Inc (a)                               9,500                                         313,025
                                                                                             --------------------

REITS - Regional Malls (0.44%)
CBL & Associates Properties Inc                            7,600                                         300,276
                                                                                             --------------------

REITS - Storage (0.40%)
Public Storage Inc                                         4,000                                         270,880
                                                                                             --------------------

REITS - Warehouse & Industrial (0.47%)
AMB Property Corp                                          6,500                                         319,605
                                                                                             --------------------

Retail - Apparel & Shoe (4.05%)
Abercrombie & Fitch Co                                    10,200                                         664,836
Aeropostale Inc (a)                                        7,100                                         186,730
American Eagle Outfitters                                 11,600                                         266,568
Chico's FAS Inc (a)                                       11,600                                         509,588
Claire's Stores Inc                                       17,100                                         499,662
Nordstrom Inc                                             17,200                                         643,280
                                                                                             --------------------
                                                                                                       2,770,664
                                                                                             --------------------

Retail - Arts & Crafts (0.36%)
Michaels Stores Inc                                        6,900                                         244,053
                                                                                             --------------------

Retail - Auto Parts (1.49%)
Advance Auto Parts (a)                                    12,100                                         525,866
Autozone Inc (a)                                           5,400                                         495,450
                                                                                             --------------------
                                                                                                       1,021,316
                                                                                             --------------------
Retail - Automobile (0.33%)
Copart Inc (a)                                             9,900                                         228,294
                                                                                             --------------------

Retail - Bedding (0.98%)
Bed Bath & Beyond Inc (a)                                 18,500                                         668,775
                                                                                             --------------------

Retail - Bookstore (0.57%)
Barnes & Noble Inc                                         9,200                                         392,564
                                                                                             --------------------

Retail - Discount (0.63%)
TJX Cos Inc                                               18,500                                         429,755
                                                                                             --------------------

Retail - Restaurants (1.37%)
Applebees International Inc                               10,500                                         237,195
Domino's Pizza Inc                                        17,700                                         428,340
Sonic Corp (a)                                             9,200                                         271,400
                                                                                             --------------------
                                                                                                         936,935
                                                                                             --------------------
Savings & Loans - Thrifts (0.76%)
Hudson City Bancorp Inc                                   43,200                                         523,584
                                                                                             --------------------

Schools (1.16%)
Education Management Corp (a)                              8,300                                         278,133
ITT Educational Services Inc (a)                           8,700                                         514,257
                                                                                             --------------------
                                                                                                         792,390
                                                                                             --------------------
Semiconductor Component - Integrated Circuits (2.49%)
Emulex Corp (a)                                           14,100                                         279,039
Linear Technology Corp                                    20,700                                         746,649
Maxim Integrated Products Inc                             18,800                                         681,312
                                                                                             --------------------
                                                                                                       1,707,000
                                                                                             --------------------
Semiconductor Equipment (0.83%)
Lam Research Corp (a)                                     16,000                                         570,880
                                                                                             --------------------

Steel - Producers (0.68%)
Nucor Corp                                                 7,000                                         467,040
                                                                                             --------------------

Telecommunication Equipment (1.39%)
Adtran Inc                                                13,000                                         386,620
Harris Corp                                               13,200                                         567,732
                                                                                             --------------------
                                                                                                         954,352
                                                                                             --------------------
Television (0.85%)
Univision Communications Inc (a)                          19,700                                         578,983
                                                                                             --------------------

Therapeutics (0.62%)
United Therapeutics Corp (a)                               6,100                                         421,632
                                                                                             --------------------

Tools - Hand Held (0.95%)
Black & Decker Corp                                        7,500                                         652,200
                                                                                             --------------------


Transport - Marine (0.41%)
Overseas Shipholding Group                                 5,600                                         282,184
                                                                                             --------------------

Transport - Truck (0.89%)
Landstar System Inc                                        5,300                                         221,222
Yellow Roadway Corp (a)                                    8,700                                         388,107
                                                                                             --------------------
                                                                                                         609,329
                                                                                             --------------------
Web Portals (0.37%)
Earthlink Inc (a)                                         22,600                                         251,086
                                                                                             --------------------

Wireless Equipment (0.82%)
Crown Castle International Corp (a)                       20,900                                         562,419
                                                                                             --------------------
TOTAL COMMON STOCKS                                                                         $         67,185,512
                                                                                             --------------------
                                                       Principal
                                                        Amount                                      Value
                                                       ----------------------------------------------------------
REPURCHASE AGREEMENTS (0.19%)
Morgan Stanley; 3.59%;
dated 12/30/2005 maturing 1/3/2006                       132,058                                         132,000
(collateralized by U.S. Treasury Strips; $134,640;
8/15/2025 -
11/15/2026)  (c)
                                                                                             --------------------


TOTAL REPURCHASE AGREEMENTS                                                                 $            132,000
                                                                                             --------------------
Total Investments                                                                           $         67,317,512
Other Assets in Excess of Liabilities, Net - 1.68%                                                     1,153,248
                                                                                             --------------------
TOTAL NET ASSETS - 100.00%                                                                  $         68,470,760
                                                                                             ====================
                                                                                             --------------------

                                                                                             ====================

(a)  Non-Income Producing Security
(b)  Security or a portion of the security was on loan at the end of the period.
(c)  Security was purchased with the cash proceeds from securities loans.

Unrealized Appreciation (Depreciation)
Unrealized Appreciation                         $         12,586,500
Unrealized Depreciation                                   (1,494,369)
                                                 --------------------
Net Unrealized Appreciation (Depreciation)                11,092,131
Cost for federal income tax purposes                      56,225,381

Portfolio Summary (unaudited)
---------------------------------------------------------------------
Sector                                                       Percent
---------------------------------------------------------------------
Consumer, Non-cyclical                                        23.54%
Consumer, Cyclical                                            19.53%
Technology                                                    17.09%
Industrial                                                     9.95%
Energy                                                         9.06%
Financial                                                      8.39%
Communications                                                 5.90%
Basic Materials                                                3.85%
Utilities                                                      1.01%
Other Assets in Excess of Liabilities, Net                     1.68%
                                                 --------------------
TOTAL NET ASSETS                                             100.00%
                                                 ====================

Schedule of Investments
December 31, 2005
PVC - MidCap Value Account
                                                                Shares
                                                                 Held                                       Value
                                                               ----------------------------------------------------------
COMMON STOCKS (96.55%)
Apparel Manufacturers (0.67%)
Jones Apparel Group Inc                                          24,400                             $            749,568
                                                                                                     --------------------

Appliances (1.71%)
Whirlpool Corp                                                   22,900                                        1,918,104
                                                                                                     --------------------

Auto/Truck Parts & Equipment - Original (2.28%)
BorgWarner Inc                                                   12,400                                          751,812
Johnson Controls Inc                                             24,800                                        1,808,168
                                                                                                     --------------------
                                                                                                               2,559,980
                                                                                                     --------------------
Beverages - Wine & Spirits (1.22%)
Constellation Brands Inc (a)                                     52,500                                        1,377,075
                                                                                                     --------------------

Building - Heavy Construction (0.95%)
Chicago Bridge & Iron Co NV                                      42,500                                        1,071,425
                                                                                                     --------------------

Building - Residential & Commercial (13.01%)
Beazer Homes USA Inc                                             21,700                                        1,580,628
Centex Corp                                                      36,300                                        2,595,087
Hovnanian Enterprises Inc (a)                                    45,700                                        2,268,548
KB Home                                                          28,500                                        2,070,810
Lennar Corp                                                      38,900                                        2,373,678
NVR Inc (a)                                                       2,400                                        1,684,800
Pulte Homes Inc                                                  52,200                                        2,054,592
                                                                                                     --------------------
                                                                                                              14,628,143
                                                                                                     --------------------
Coal (4.56%)
Alpha Natural Resources Inc (a)                                  69,300                                        1,331,253
Arch Coal Inc                                                    25,800                                        2,051,100
Peabody Energy Corp                                              21,200                                        1,747,304
                                                                                                     --------------------
                                                                                                               5,129,657
                                                                                                     --------------------
Commercial Banks (1.98%)
First Horizon National Corp                                      28,200                                        1,084,008
North Fork Bancorporation Inc                                    41,860                                        1,145,290
                                                                                                     --------------------
                                                                                                               2,229,298
                                                                                                     --------------------
Computers - Peripheral Equipment (0.91%)
Lexmark International Inc (a)                                    22,800                                        1,022,124
                                                                                                     --------------------

Consumer Products - Miscellaneous (1.18%)
Spectrum Brands Inc (a)                                          65,400                                        1,328,274
                                                                                                     --------------------

Diversified Manufacturing Operations (1.98%)
Eaton Corp                                                       15,100                                        1,013,059
Ingersoll-Rand Co Ltd                                            30,000                                        1,211,100
                                                                                                     --------------------
                                                                                                               2,224,159
                                                                                                     --------------------
Electric - Integrated (5.11%)
DPL Inc                                                          68,000                                        1,768,680
Edison International                                             37,000                                        1,613,570
TXU Corp                                                         47,200                                        2,368,968
                                                                                                     --------------------
                                                                                                               5,751,218
                                                                                                     --------------------

Electronic Components - Semiconductors (0.83%)
International Rectifier Corp (a)                                 29,100                                          928,290
                                                                                                     --------------------

Engines - Internal Combustion (0.97%)
Briggs & Stratton Corp                                           28,100                                        1,089,999
                                                                                                     --------------------

Finance - Commercial (1.35%)
CIT Group Inc                                                    29,300                                        1,517,154
                                                                                                     --------------------

Finance - Investment Banker & Broker (1.43%)
Bear Stearns Cos Inc/The                                         13,900                                        1,605,867
                                                                                                     --------------------

Finance - Mortgage Loan/Banker (1.60%)
IndyMac Bancorp Inc                                              46,100                                        1,798,822
                                                                                                     --------------------

Financial Guarantee Insurance (4.01%)
AMBAC Financial Group Inc                                        17,400                                        1,340,844
PMI Group Inc/The                                                46,500                                        1,909,755
Radian Group Inc                                                 21,400                                        1,253,826
                                                                                                     --------------------
                                                                                                               4,504,425
                                                                                                     --------------------
Human Resources (0.92%)
Manpower Inc                                                     22,300                                        1,036,950
                                                                                                     --------------------

Independent Power Producer (1.03%)
NRG Energy Inc (a)                                               24,500                                        1,154,440
                                                                                                     --------------------

Internet Security (1.22%)
Check Point Software Technologies (a)                            68,100                                        1,368,810
                                                                                                     --------------------

Machinery - Construction & Mining (3.50%)
Joy Global Inc                                                   45,450                                        1,818,000
Terex Corp (a)                                                   35,700                                        2,120,580
                                                                                                     --------------------
                                                                                                               3,938,580
                                                                                                     --------------------
Medical - Drugs (1.18%)
Shire PLC ADR                                                    34,200                                        1,326,618
                                                                                                     --------------------

Medical - HMO (1.75%)
Coventry Health Care Inc (a)                                     26,000                                        1,480,960
WellPoint Inc (a)                                                 6,100                                          486,719
                                                                                                     --------------------
                                                                                                               1,967,679
                                                                                                     --------------------
Medical - Hospitals (0.76%)
Triad Hospitals Inc (a)                                          21,900                                          859,137
                                                                                                     --------------------

Metal - Copper (1.86%)
Phelps Dodge Corp                                                14,500                                        2,086,115
                                                                                                     --------------------

Motorcycle/Motor Scooter (1.49%)
Harley-Davidson Inc                                              32,500                                        1,673,425
                                                                                                     --------------------

Oil Company - Exploration & Production (10.56%)
Canadian Natural Resources Ltd                                   51,200                                        2,540,544
Denbury Resources Inc (a)                                        84,600                                        1,927,188
Quicksilver Resources Inc (a)                                    46,500                                        1,953,465
Southwestern Energy Co (a)                                       26,900                                          966,786
Talisman Energy Inc                                              47,800                                        2,527,664

XTO Energy Inc                                                   44,609                                        1,960,119
                                                                                                     --------------------
                                                                                                              11,875,766
                                                                                                     --------------------
Oil Refining & Marketing (1.54%)
Sunoco Inc                                                       22,100                                        1,732,198
                                                                                                     --------------------

Pharmacy Services (1.49%)
Omnicare Inc                                                     29,200                                        1,670,824
                                                                                                     --------------------

Property & Casualty Insurance (0.95%)
Arch Capital Group Ltd (a)                                       19,500                                        1,067,625
                                                                                                     --------------------

Reinsurance (1.18%)
Endurance Specialty Holdings Ltd                                 37,000                                        1,326,450
                                                                                                     --------------------

REITS - Diversified (2.29%)
Colonial Properties Trust                                        29,700                                        1,246,806
iStar Financial Inc                                              37,200                                        1,326,180
                                                                                                     --------------------
                                                                                                               2,572,986
                                                                                                     --------------------
REITS - Office Property (0.89%)
Trizec Properties Inc                                            43,800                                        1,003,896
                                                                                                     --------------------

REITS - Shopping Centers (1.52%)
Developers Diversified Realty Corp                               36,300                                        1,706,826
                                                                                                     --------------------

Retail - Apparel & Shoe (3.11%)
Foot Locker Inc                                                  57,400                                        1,354,066
HOT Topic Inc (a)                                                46,600                                          664,050
Ross Stores Inc                                                  51,100                                        1,476,790
                                                                                                     --------------------
                                                                                                               3,494,906
                                                                                                     --------------------
Retail - Auto Parts (1.38%)
Advance Auto Parts (a)                                           35,600                                        1,547,176
                                                                                                     --------------------

Retail - Discount (1.29%)
TJX Cos Inc                                                      62,600                                        1,454,198
                                                                                                     --------------------

Savings & Loans - Thrifts (2.80%)
Astoria Financial Corp                                           40,000                                        1,176,000
Hudson City Bancorp Inc                                         163,000                                        1,975,560
                                                                                                     --------------------
                                                                                                               3,151,560
                                                                                                     --------------------
Schools (1.45%)
Career Education Corp (a)                                        48,300                                        1,628,676
                                                                                                     --------------------

Telecommunication Equipment (1.08%)
Avaya Inc (a)                                                   114,000                                        1,216,380
                                                                                                     --------------------

Telecommunication Services (0.44%)
Amdocs Ltd (a)                                                   18,200                                          500,500
                                                                                                     --------------------

Transport - Marine (3.90%)
Frontline Ltd (b)                                                32,800                                        1,243,776
General Maritime Corp                                            31,000                                        1,148,240
Overseas Shipholding Group                                       20,400                                        1,027,956
Teekay Shipping Corp (b)                                         24,300                                          969,570
                                                                                                     --------------------
                                                                                                               4,389,542
                                                                                                     --------------------

Vitamins & Nutrition Products (1.22%)
NBTY Inc (a)                                                     84,100                                        1,366,625
                                                                                                     --------------------
TOTAL COMMON STOCKS                                                                                 $        108,551,470
                                                                                                     --------------------
                                                               Principal
                                                                Amount                                      Value
                                                               ----------------------------------------------------------
REPURCHASE AGREEMENTS (1.32%)
Morgan Stanley; 3.59%;
dated 12/30/2005 maturing 1/3/2006                            1,486,652                                       1,486,000
(collateralized by U.S. Treasury Strips; $1,515,720;
8/15/2025 -
11/15/2026)  (c)
                                                                                                     --------------------


TOTAL REPURCHASE AGREEMENTS                                                                         $          1,486,000
                                                                                                     --------------------
Total Investments                                                                                   $        110,037,470
Other Assets in Excess of Liabilities, Net - 2.13%                                                             2,399,091
                                                                                                     --------------------
TOTAL NET ASSETS - 100.00%                                                                          $        112,436,561
                                                                                                     ====================
                                                                                                     --------------------

                                                                                                     ====================

(a)  Non-Income Producing Security
(b)  Security or a portion of the security was on loan at the end of the period.
(c)  Security was purchased with the cash proceeds from securities loans.

Unrealized Appreciation (Depreciation)
Unrealized Appreciation                               $         14,254,848
Unrealized Depreciation                                         (4,137,240)
                                                        --------------------
Net Unrealized Appreciation (Depreciation)                      10,117,608
Cost for federal income tax purposes                            99,919,862

Portfolio Summary (unaudited)
---------------------------------------------------------------------------
Sector                                                             Percent
---------------------------------------------------------------------------
Consumer, Cyclical                                                  24.93%
Financial                                                           21.32%
Energy                                                              16.67%
Industrial                                                          11.31%
Consumer, Non-cyclical                                              11.17%
Utilities                                                            6.14%
Communications                                                       2.74%
Basic Materials                                                      1.86%
Technology                                                           1.73%
Other Assets in Excess of Liabilities, Net                           2.13%
                                                       --------------------
TOTAL NET ASSETS                                                   100.00%
                                                       ====================

Schedule of Investments
December 31, 2005
PVC - Money Market Account
                                                               Principal
                                                                Amount                                      Value
                                                               ----------------------------------------------------------
COMMERCIAL PAPER (94.94%)
Asset Backed Securities (4.59%)
CAFCO
4.09%, 1/13/2006                                               1,100,000                            $          1,098,500
4.15%, 1/18/2006                                                960,000                                          958,119
4.20%, 1/30/2006                                                900,000                                          896,955
4.33%, 2/24/2006                                               1,000,000                                         993,505
FCAR Owner Trust I
4.34%, 2/ 7/2006                                               1,000,000                                         995,539
Windmill Funding
4.29%, 1/31/2006                                               1,000,000                                         996,425
4.31%, 2/10/2006                                                975,000                                          970,331
                                                                                                     --------------------
                                                                                                               6,909,374
                                                                                                     --------------------
Commercial Banks (12.24%)
Caylon North America
4.08%, 1/31/2006                                               1,000,000                                         996,600
4.20%, 2/ 2/2006                                                900,000                                          896,640
4.23%, 2/10/2006                                               1,035,000                                       1,030,136
Nordea North America
4.15%, 1/ 4/2006                                               1,060,000                                       1,059,634
4.20%, 1/30/2006                                                900,000                                          896,955
4.22%, 2/10/2006                                                900,000                                          895,780
4.33%, 2/14/2006                                               1,000,000                                         994,708
Skandinaviska Enskilda Banken
4.14%, 1/13/2006                                                870,000                                          868,800
4.35%, 2/17/2006                                               1,175,000                                       1,168,327
Societe Generale North America Inc
4.30%, 2/ 8/2006                                               1,000,000                                         995,461
4.34%, 2/22/2006                                               1,000,000                                         993,731
4.41%, 3/ 6/2006                                                850,000                                          843,336
4.45%, 4/20/2006                                               1,000,000                                         986,526
Svenska Handelsbanken
4.03%, 1/11/2006                                                700,000                                          699,216
4.04%, 1/11/2006                                                865,000                                          864,029
4.33%, 3/ 6/2006                                                800,000                                          793,842
4.40%, 3/ 6/2006                                                900,000                                          892,960
Westpac Trust Securities Ltd
4.11%, 1/ 3/2006                                                770,000                                          769,824
4.24%, 2/14/2006                                                800,000                                          795,854
4.40%, 3/21/2006                                               1,005,000                                         995,296
                                                                                                     --------------------
                                                                                                              18,437,655
                                                                                                     --------------------
Distribution & Wholesale (1.26%)
Louis Dreyfus
4.20%, 1/10/2006                                               1,000,000                                         998,950
4.20%, 1/12/2006                                                900,000                                          898,845
                                                                                                     --------------------
                                                                                                               1,897,795
                                                                                                     --------------------
Diversified Financial Services (6.48%)
Amstel Funding
4.31%, 2/15/2006                                                700,000                                          696,229
4.38%, 3/ 9/2006                                               1,000,000                                         991,848
4.41%, 3/15/2006                                                974,000                                          965,231
4.41%, 3/22/2006                                               1,070,000                                       1,059,514
4.42%, 3/29/2006                                                700,000                                          692,523

General Electric Capital
4.28%, 2/ 9/2006                                                940,000                                          935,642
4.39%, 3/30/2006                                                900,000                                          890,342
Pfizer Investment Capital
4.13%, 1/23/2006                                               1,000,000                                         997,476
4.17%, 2/ 1/2006                                                900,000                                          896,768
4.20%, 2/ 2/2006                                                800,000                                          797,013
4.37%, 3/23/2006                                                850,000                                          841,642
                                                                                                     --------------------
                                                                                                               9,764,228
                                                                                                     --------------------
Finance - Auto Loans (5.46%)
Paccar Financial
4.18%, 2/ 2/2006                                                900,000                                          896,656
4.34%, 3/ 8/2006                                               1,085,000                                       1,076,367
4.35%, 3/14/2006                                               1,100,000                                       1,090,430
4.35%, 3/24/2006                                                940,000                                          930,686
Toyota Motor Credit
4.22%, 1/25/2006                                               1,350,000                                       1,346,202
4.12%, 1/27/2006                                                900,000                                          897,322
4.29%, 2/ 9/2006                                                900,000                                          895,817
4.32%, 2/27/2006                                               1,100,000                                       1,092,476
                                                                                                     --------------------
                                                                                                               8,225,956
                                                                                                     --------------------
Finance - Commercial (1.86%)
CIT Group
3.92%, 1/ 4/2006                                                700,000                                          699,771
4.06%, 1/ 9/2006                                               1,000,000                                         999,098
4.17%, 1/17/2006                                               1,100,000                                       1,097,961
                                                                                                     --------------------
                                                                                                               2,796,830
                                                                                                     --------------------
Finance - Credit Card (0.60%)
American Express Credit
4.02%, 1/ 9/2006                                                900,000                                          899,196
                                                                                                     --------------------

Finance - Investment Banker & Broker (10.67%)
Bear Stearns
4.16%, 1/18/2006                                                900,000                                          898,232
4.10%, 2/13/2006                                               1,000,000                                         995,103
4.23%, 2/17/2006                                               1,000,000                                         994,478
4.39%, 3/14/2006                                               1,000,000                                         991,220
Citigroup Funding
4.30%, 2/ 7/2006                                                910,000                                          905,978
4.29%, 2/ 8/2006                                               1,000,000                                         995,472
Goldman Sachs Group
4.32%, 1/ 4/2006                                               1,135,000                                       1,134,592
4.25%, 2/ 7/2006                                               1,100,000                                       1,095,195
4.33%, 2/21/2006                                                900,000                                          894,479
4.30%, 2/22/2006                                                620,000                                          616,149
4.28%, 2/23/2006                                                670,000                                          665,778
ING U.S. Funding
4.13%, 1/20/2006                                                900,000                                          898,038
4.19%, 1/23/2006                                               1,100,000                                       1,097,183
4.07%, 1/24/2006                                                900,000                                          897,660
4.29%, 2/ 2/2006                                               1,100,000                                       1,095,805
JP Morgan Chase
4.18%, 2/ 8/2006                                               1,100,000                                       1,095,147
Morgan Stanley
4.07%, 1/12/2006                                                800,000                                          799,005
                                                                                                     --------------------
                                                                                                              16,069,514
                                                                                                     --------------------

Finance - Leasing Company (3.95%)
International Lease Finance
4.17%, 1/ 5/2006                                               1,055,000                                       1,054,511
4.03%, 1/10/2006                                                900,000                                          899,093
4.09%, 1/19/2006                                                900,000                                          898,160
4.24%, 2/ 1/2006                                               1,110,000                                       1,105,947
River Fuel Funding
4.17%, 1/20/2006                                               1,000,000                                         997,799
4.17%, 1/24/2006                                               1,000,000                                         997,336
                                                                                                     --------------------
                                                                                                               5,952,846
                                                                                                     --------------------
Finance - Other Services (13.25%)
Commoloco
4.16%, 1/ 5/2006                                               1,300,000                                       1,299,399
4.15%, 1/11/2006                                               1,000,000                                         998,849
4.25%, 2/ 3/2006                                                755,000                                          752,059
4.35%, 3/ 3/2006                                               1,045,000                                       1,037,297
CRC Funding
4.14%, 1/23/2006                                                900,000                                          897,723
4.20%, 1/24/2006                                               1,045,000                                       1,042,196
4.33%, 2/13/2006                                               1,400,000                                       1,392,759
4.33%, 2/16/2006                                               1,000,000                                         994,467
HSBC Funding
4.18%, 1/18/2006                                                800,000                                          798,421
4.18%, 1/19/2006                                                900,000                                          898,119
4.08%, 1/20/2006                                                825,000                                          823,224
4.23%, 1/27/2006                                                875,000                                          872,327
Park Avenue Receivables Company
4.21%, 1/26/2006                                               1,100,000                                       1,096,784
4.33%, 1/30/2006                                               1,100,000                                       1,096,163
4.36%, 2/24/2006                                                900,000                                          894,114
Private Export Funding
3.83%, 1/ 5/2006                                               1,090,000                                       1,089,536
4.26%, 3/ 1/2006                                               1,100,000                                       1,092,320
4.30%, 3/ 8/2006                                               1,020,000                                       1,011,959
4.26%, 3/20/2006                                                900,000                                          891,693
4.28%, 3/20/2006                                               1,000,000                                         990,727
                                                                                                     --------------------
                                                                                                              19,970,136
                                                                                                     --------------------
Money Center Banks (7.74%)
Bank of America
4.03%, 1/10/2006                                                900,000                                          899,093
4.19%, 1/27/2006                                                900,000                                          897,277
4.06%, 2/ 7/2006                                                345,000                                          343,560
4.30%, 2/22/2006                                               1,100,000                                       1,100,000
BNP Paribas Finance
4.25%, 2/17/2006                                                900,000                                          895,012
HBOS Treasury Services
4.20%, 2/16/2006                                                900,000                                          895,170
4.31%, 2/28/2006                                                895,000                                          888,792
4.33%, 2/28/2006                                                900,000                                          893,722
4.34%, 2/28/2006                                               1,000,000                                         993,008
UBS Finance Delaware LLC
4.29%, 1/ 3/2006                                                900,000                                          899,786
4.25%, 1/19/2006                                                800,000                                          798,300
4.28%, 2/ 1/2006                                               1,175,000                                       1,170,669
4.33%, 2/24/2006                                               1,000,000                                         993,505
                                                                                                     --------------------
                                                                                                              11,667,894
                                                                                                     --------------------

Multi-line Insurance (2.79%)
Genworth Financial
4.25%, 1/20/2006                                                900,000                                          897,981
4.26%, 1/24/2006                                                900,000                                          897,551
4.26%, 1/26/2006                                               1,625,000                                       1,620,193
4.37%, 3/13/2006                                                800,000                                          793,105
                                                                                                     --------------------
                                                                                                               4,208,830
                                                                                                     --------------------
Special Purpose Entity (20.02%)
Barclays U.S. Funding
4.29%, 2/ 6/2006                                                900,000                                          896,139
4.34%, 2/13/2006                                                900,000                                          895,335
4.36%, 2/21/2006                                                905,000                                          899,442
Charta LLC
4.41%, 3/27/2006                                                800,000                                          791,670
Compass Securitization
4.27%, 1/ 4/2006                                                900,000                                          899,680
4.18%, 1/13/2006                                               1,100,000                                       1,098,467
4.29%, 1/19/2006                                                900,000                                          898,070
4.40%, 3/15/2006                                               1,100,000                                       1,090,186
Galaxy Funding
4.11%, 1/26/2006                                               1,000,000                                         997,146
4.33%, 3/ 2/2006                                                700,000                                          694,948
4.40%, 3/21/2006                                               1,100,000                                       1,089,379
4.39%, 3/22/2006                                               1,000,000                                         990,244
Grampian Funding
3.97%, 1/ 6/2006                                               1,000,000                                         999,449
4.02%, 1/11/2006                                                830,000                                          829,073
4.37%, 3/ 7/2006                                                900,000                                          892,899
4.42%, 3/28/2006                                                900,000                                          890,497
Prudential Funding Corp
4.25%, 1/31/2006                                               1,010,000                                       1,006,423
Ranger Funding
3.97%, 1/ 3/2006                                                950,000                                          949,790
4.06%, 1/17/2006                                               1,010,000                                       1,008,178
Scaldis Capital
4.41%, 3/23/2006                                                570,000                                          564,344
Sheffield Receivables
4.20%, 2/ 6/2006                                               1,011,000                                       1,006,754
Southern Company Funding
4.06%, 1/12/2006                                                900,000                                          898,883
4.20%, 1/12/2006                                                747,000                                          746,041
4.13%, 1/25/2006                                                800,000                                          797,797
Surrey Funding
4.16%, 1/ 9/2006                                               1,000,000                                         999,076
4.15%, 1/10/2006                                                900,000                                          899,066
4.19%, 2/ 3/2006                                               1,000,000                                         996,159
4.26%, 2/14/2006                                                895,000                                          890,340
Tulip Funding Corp
4.21%, 1/ 6/2006                                               1,000,000                                         999,415
4.30%, 1/17/2006                                               1,000,000                                         998,089
White Pine Finance
4.01%, 1/ 6/2006                                                755,000                                          754,580
4.20%, 2/ 6/2006                                                900,000                                          896,220
4.31%, 2/27/2006                                                900,000                                          893,858
                                                                                                     --------------------
                                                                                                              30,157,637
                                                                                                     --------------------
Supranational Bank (1.98%)
Corp Andina de Fomento
4.37%, 2/15/2006                                               1,000,000                                         994,538
4.39%, 2/23/2006                                               1,000,000                                         993,537

Corp Andina de Fomento (continued)
4.42%, 3/ 1/2006                                               1,000,000                                         992,756
                                                                                                     --------------------
                                                                                                               2,980,831
                                                                                                     --------------------
Telecommunication Services (1.32%)
Verizon Global Funding
4.30%, 2/ 6/2006                                               1,000,000                                         995,700
4.60%, 3/15/2006 (a)                                           1,000,000                                       1,000,000
                                                                                                     --------------------
                                                                                                               1,995,700
                                                                                                     --------------------
Telephone - Integrated (0.73%)
Bellsouth Corp
4.26%, 2/ 3/2006                                               1,100,000                                       1,095,704
                                                                                                     --------------------
TOTAL COMMERCIAL PAPER                                                                              $        143,030,126
                                                                                                     --------------------
CERTIFICATE OF DEPOSIT (1.99%)
Commercial Banks (1.33%)
Citibank
4.16%, 1/25/2006                                                900,000                                          900,000
4.28%, 2/14/2006                                               1,100,000                                       1,100,000
                                                                                                     --------------------
                                                                                                               2,000,000
                                                                                                     --------------------
Regional Banks (0.66%)
Wells Fargo Bank
4.40%, 3/10/2006                                               1,000,000                                       1,000,000
                                                                                                     --------------------
TOTAL CERTIFICATE OF DEPOSIT                                                                        $          3,000,000
                                                                                                     --------------------
BONDS (2.58%)
Asset Backed Securities (0.17%)
CIT Equipment Collateral
3.85%, 4/20/2006                                                251,546                                          251,546
                                                                                                     --------------------

Automobile Sequential (1.67%)
AmeriCredit Automobile Receivables Trus
3.84%, 3/ 6/2006                                                226,150                                          226,150
Banc of America Securities Auto Trust
3.51%, 1/18/2006                                                120,171                                          120,171
Capital One Auto Finance Trust
4.43%, 6/15/2006                                                600,000                                          600,000
Honda Auto Receivables Owner Trust
3.42%, 2/21/2006                                                204,489                                          204,489
Merrill Auto Trust Securitization
3.47%, 1/25/2006                                                 11,101                                           11,101
Nissan Auto Lease Trust
4.27%, 7/17/2006                                                610,076                                          610,076
USAA Auto Owner Trust
4.17%, 6/15/2006 (a)                                            307,107                                          307,107
4.40%, 7/15/2006                                                445,745                                          445,745
                                                                                                     --------------------
                                                                                                               2,524,839
                                                                                                     --------------------
Finance - Commercial (0.27%)
Caterpillar Financial Services Corp
5.95%, 5/ 1/2006                                                400,000                                          402,733
                                                                                                     --------------------

Finance - Investment Banker & Broker (0.20%)
Merrill Lynch & Co Inc
2.94%, 1/30/2006                                                300,000                                          299,812
                                                                                                     --------------------


Money Center Banks (0.27%)
Bank of America
6.20%, 2/15/2006                                                400,000                                          401,126
                                                                                                     --------------------
TOTAL BONDS                                                                                         $          3,880,056
                                                                                                     --------------------
Total Investments                                                                                   $        149,910,182
Other Assets in Excess of Liabilities, Net - 0.49%                                                               743,248
                                                                                                     --------------------
TOTAL NET ASSETS - 100.00%                                                                          $        150,653,430
                                                                                                     ====================
                                                                                                     --------------------

                                                                                                     ====================

(a) Variable Rate Portfolio Summary (unaudited)
-------------------------------------------------------------------------------------------------------------------------
Sector                                                                                                           Percent
-------------------------------------------------------------------------------------------------------------------------
Financial                                                                                                         89.77%
Asset Backed Securities                                                                                            6.43%
Communications                                                                                                     2.05%
Consumer, Cyclical                                                                                                 1.26%
Other Assets in Excess of Liabilities, Net                                                                         0.49%
                                                                                                     --------------------
TOTAL NET ASSETS                                                                                                 100.00%
                                                                                                     ====================


Schedule of Investments
December 31, 2005
PVC - Principal LifeTime 2010 Account
                                                               Shares
                                                                Held                                        Value
                                                              -----------------------------------------------------------
INVESTMENT COMPANIES (99.88%)
Principal Variable Contracts Fund, Inc. (99.88%)
Bond Account (a)                                                416,644                             $          5,016,398
Capital Value Account (a)                                        11,222                                          388,169
Diversified International Account (a)                            42,708                                          718,770
Equity Income Account (a)                                        80,696                                          789,206
LargeCap Growth Equity Account (a)                              219,028                                        1,042,571
LargeCap Stock Index Account (a)                                141,939                                        1,300,159
LargeCap Value Account (a)                                       52,358                                          651,863
Money Market Account (a)                                      1,387,579                                        1,387,579
Real Estate Securities Account (a)                               53,700                                        1,101,396
SmallCap Account (a)                                             50,700                                          518,150
                                                                                                     --------------------
                                                                                                              12,914,261
                                                                                                     --------------------
TOTAL INVESTMENT COMPANIES                                                                          $         12,914,261
                                                                                                     --------------------
Total Investments                                                                                   $         12,914,261
Other Assets in Excess of Liabilities, Net - 0.12%                                                                15,717
                                                                                                     --------------------
TOTAL NET ASSETS - 100.00%                                                                          $         12,929,978
                                                                                                     ====================
                                                                                                     --------------------

                                                                                                     ====================

(a)  Affiliated Security Unrealized Appreciation (Depreciation)

Unrealized Appreciation                                   $            341,246
Unrealized Depreciation                                                (6,884)
                                                           --------------------
Net Unrealized Appreciation (Depreciation)                             334,362
Cost for federal income tax purposes                                12,579,899

Portfolio Summary (unaudited)
-------------------------------------------------------------------------------
Fund Type                                                              Percent
-------------------------------------------------------------------------------
Domestic Equity Funds                                                   44.79%
Fixed Income Funds                                                      38.80%
Money Market Funds                                                      10.73%
International Equity Funds                                               5.56%
Other Assets in Excess of Liabilities, Net                               0.12%
                                                           --------------------
TOTAL NET ASSETS                                                       100.00%
                                                           ====================

Schedule of Investments
December 31, 2005
PVC - Principal LifeTime 2020 Account
                                                               Shares
                                                                Held                                        Value
                                                              -----------------------------------------------------------
INVESTMENT COMPANIES (99.79%)
Principal Variable Contracts Fund, Inc. (99.79%)
Bond Account (a)                                                766,212                             $          9,225,197
Capital Value Account (a)                                        55,999                                        1,937,015
Diversified International Account (a)                           156,562                                        2,634,936
Equity Income Account (a)                                       165,939                                        1,622,884
LargeCap Growth Equity Account (a)                              330,331                                        1,572,374
LargeCap Stock Index Account (a)                                491,614                                        4,503,188
LargeCap Value Account (a)                                      121,003                                        1,506,488
Real Estate Securities Account (a)                              114,869                                        2,355,964
SmallCap Account (a)                                             52,742                                          539,018
SmallCap Growth Account (a)(b)                                   40,517                                          401,929
SmallCap Value Account (a)                                       22,625                                          398,426
                                                                                                     --------------------
                                                                                                              26,697,419
                                                                                                     --------------------
TOTAL INVESTMENT COMPANIES                                                                          $         26,697,419
                                                                                                     --------------------
Total Investments                                                                                   $         26,697,419
Other Assets in Excess of Liabilities, Net - 0.21%                                                                55,718
                                                                                                     --------------------
TOTAL NET ASSETS - 100.00%                                                                          $         26,753,137
                                                                                                     ====================
                                                                                                     --------------------

                                                                                                     ====================

(a)  Affiliated Security
(b)  Non-Income Producing Security


Unrealized Appreciation (Depreciation)
Unrealized Appreciation                                  $            911,512
Unrealized Depreciation                                              (23,690)
                                                          --------------------
Net Unrealized Appreciation (Depreciation)                            887,822
Cost for federal income tax purposes                               25,809,597

Portfolio Summary (unaudited)
------------------------------------------------------------------------------
Fund Type                                                             Percent
------------------------------------------------------------------------------
Domestic Equity Funds                                                  55.46%
Fixed Income Funds                                                     34.48%
International Equity Funds                                              9.85%
Other Assets in Excess of Liabilities, Net                              0.21%
                                                          --------------------
TOTAL NET ASSETS                                                      100.00%
                                                          ====================

Schedule of Investments
December 31, 2005
PVC - Principal LifeTime 2030 Account
                                                          Shares
                                                           Held                                        Value
                                                         -----------------------------------------------------------
INVESTMENT COMPANIES (99.74%)
Principal Variable Contracts Fund, Inc. (99.74%)
Bond Account (a)                                            80,339                             $            967,278
Capital Value Account (a)                                    5,622                                          194,476
Diversified International Account (a)                       23,748                                          399,686
Equity Income Account (a)                                   20,033                                          195,925
LargeCap Growth Equity Account (a)                         118,190                                          562,583
LargeCap Stock Index Account (a)                            78,608                                          720,049
LargeCap Value Account (a)                                  28,362                                          353,111
Real Estate Securities Account (a)                          13,735                                          281,707
SmallCap Account (a)                                         7,590                                           77,568
SmallCap Growth Account (a)(b)                               7,878                                           78,145
SmallCap Value Account (a)                                   4,374                                           77,032
                                                                                                --------------------
                                                                                                          3,907,560
                                                                                                --------------------
TOTAL INVESTMENT COMPANIES                                                                     $          3,907,560
                                                                                                --------------------
Total Investments                                                                              $          3,907,560
Other Assets in Excess of Liabilities, Net - 0.26%                                                           10,215
                                                                                                --------------------
TOTAL NET ASSETS - 100.00%                                                                     $          3,917,775
                                                                                                ====================
                                                                                                --------------------

                                                                                                ====================

(a)  Affiliated Security
(b)  Non-Income Producing Security

Unrealized Appreciation (Depreciation)
Unrealized Appreciation                               $            131,754
Unrealized Depreciation                                            (4,654)
                                                       --------------------
Net Unrealized Appreciation (Depreciation)                         127,100
Cost for federal income tax purposes                             3,780,460

Portfolio Summary (unaudited)
---------------------------------------------------------------------------
Fund Type                                                          Percent
---------------------------------------------------------------------------
Domestic Equity Funds                                               64.85%
Fixed Income Funds                                                  24.69%
International Equity Funds                                          10.20%
Other Assets in Excess of Liabilities, Net                           0.26%
                                                       --------------------
TOTAL NET ASSETS                                                   100.00%
                                                       ====================

Schedule of Investments
December 31, 2005
PVC - Principal LifeTime 2040 Account
                                                         Shares
                                                          Held                                        Value
                                                        -----------------------------------------------------------
INVESTMENT COMPANIES (100.02%)
Principal Variable Contracts Fund, Inc. (100.02%)
Bond Account (a)                                           26,131                             $            314,616
Capital Value Account (a)                                   3,261                                          112,812
Diversified International Account (a)                      14,762                                          248,450
Equity Income Account (a)                                   5,257                                           51,411
LargeCap Growth Equity Account (a)                         63,457                                          302,055
LargeCap Stock Index Account (a)                           44,338                                          406,138
LargeCap Value Account (a)                                 16,611                                          206,807
Real Estate Securities Account (a)                          4,441                                           91,075
SmallCap Account (a)                                        6,438                                           65,796
SmallCap Growth Account (a)(b)                              4,775                                           47,368
SmallCap Value Account (a)                                  2,687                                           47,324
                                                                                               --------------------
                                                                                                         1,893,852
                                                                                               --------------------
TOTAL INVESTMENT COMPANIES                                                                    $          1,893,852
                                                                                               --------------------
Total Investments                                                                             $          1,893,852
Liabilities in Excess of Other Assets, Net - (0.02)%                                                         (467)
                                                                                               --------------------
TOTAL NET ASSETS - 100.00%                                                                    $          1,893,385
                                                                                               ====================
                                                                                               --------------------

                                                                                               ====================

(a)  Affiliated Security
(b)  Non-Income Producing Security

Unrealized Appreciation (Depreciation)
Unrealized Appreciation                          $             99,226
Unrealized Depreciation                                       (2,551)
                                                  --------------------
Net Unrealized Appreciation (Depreciation)                     96,675
Cost for federal income tax purposes                        1,797,177

Portfolio Summary (unaudited)
----------------------------------------------------------------------
Fund Type                                                     Percent
----------------------------------------------------------------------
Domestic Equity Funds                                          70.28%
Fixed Income Funds                                             16.62%
International Equity Funds                                     13.12%
Liabilities in Excess of Other Assets, Net                   (-0.02%)
                                                  --------------------
TOTAL NET ASSETS                                              100.00%
                                                  ===================

Schedule of Investments
December 31, 2005
PVC - Principal LifeTime 2050 Account
                                                           Shares
                                                            Held                                        Value
                                                          -----------------------------------------------------------
INVESTMENT COMPANIES (96.59%)
Principal Variable Contracts Fund, Inc. (96.59%)
Bond Account (a)                                              8,110                             $             97,640
Capital Value Account (a)                                     2,099                                           72,595
Diversified International Account (a)                         9,885                                          166,372
Equity Income Account (a)                                     2,295                                           22,449
LargeCap Growth Equity Account (a)                           44,282                                          210,782
LargeCap Stock Index Account (a)                             30,267                                          277,244
LargeCap Value Account (a)                                   11,139                                          138,674
Real Estate Securities Account (a)                            1,141                                           23,394
SmallCap Account (a)                                          4,348                                           44,441
SmallCap Growth Account (a)(b)                                3,404                                           33,772
SmallCap Value Account (a)                                    1,896                                           33,390
                                                                                                 --------------------
                                                                                                           1,120,753
                                                                                                 --------------------
TOTAL INVESTMENT COMPANIES                                                                      $          1,120,753
                                                                                                 --------------------
Total Investments                                                                               $          1,120,753
Other Assets in Excess of Liabilities, Net - 3.41%                                                            39,575
                                                                                                 --------------------
TOTAL NET ASSETS - 100.00%                                                                      $          1,160,328
                                                                                                 ====================
                                                                                                 --------------------

                                                                                                 ====================

(a)  Affiliated Security
(b)  Non-Income Producing Security

Unrealized Appreciation (Depreciation)
Unrealized Appreciation                                $             43,746
Unrealized Depreciation                                             (2,332)
                                                        --------------------
Net Unrealized Appreciation (Depreciation)                           41,414
Cost for federal income tax purposes                              1,079,339

Portfolio Summary (unaudited)
----------------------------------------------------------------------------
Fund Type                                                           Percent
----------------------------------------------------------------------------
Domestic Equity Funds                                                73.84%
International Equity Funds                                           14.34%
Fixed Income Funds                                                    8.41%
Other Assets in Excess of Liabilities, Net                            3.41%
                                                        --------------------
TOTAL NET ASSETS                                                    100.00%
                                                        ====================

Schedule of Investments
December 31, 2005
PVC - Principal LifeTime Strategic Income Account
                                                           Shares
                                                            Held                                        Value
                                                          -----------------------------------------------------------
INVESTMENT COMPANIES (99.66%)
Principal Variable Contracts Fund, Inc. (99.66%)
Bond Account (a)                                            188,513                             $          2,269,698
Capital Value Account (a)                                     2,376                                           82,184
Diversified International Account (a)                        11,131                                          187,330
Equity Income Account (a)                                    34,378                                          336,218
LargeCap Growth Equity Account (a)                           46,381                                          220,775
LargeCap Stock Index Account (a)                             32,980                                          302,100
LargeCap Value Account (a)                                   12,950                                          161,222
Money Market Account (a)                                  1,271,948                                        1,271,948
Real Estate Securities Account (a)                           24,595                                          504,443
SmallCap Account (a)                                         10,676                                          109,106
                                                                                                 --------------------
                                                                                                           5,445,024
                                                                                                 --------------------
TOTAL INVESTMENT COMPANIES                                                                      $          5,445,024
                                                                                                 --------------------
Total Investments                                                                               $          5,445,024
Other Assets in Excess of Liabilities, Net - 0.34%                                                            18,456
                                                                                                 --------------------
TOTAL NET ASSETS - 100.00%                                                                      $          5,463,480
                                                                                                 ====================
                                                                                                 --------------------

                                                                                                 ====================

(a)  Affiliated Security Unrealized Appreciation (Depreciation)


Unrealized Appreciation                                           146,244
Unrealized Depreciation                                           (1,614)
                                                      --------------------
Net Unrealized Appreciation (Depreciation)                        144,630
Cost for federal income tax purposes                            5,300,394

Portfolio Summary (unaudited)
--------------------------------------------------------------------------
Fund Type                                                         Percent
--------------------------------------------------------------------------
Fixed Income Funds                                                 41.54%
Domestic Equity Funds                                              31.41%
Money Market Funds                                                 23.28%
International Equity Funds                                          3.43%
Other Assets in Excess of Liabilities, Net                          0.34%
                                                      --------------------
TOTAL NET ASSETS                                                  100.00%
                                                      ====================

Schedule of Investments
December 31, 2005
PVC - Real Estate Securities Account
                                                             Shares
                                                              Held                                        Value
                                                            -----------------------------------------------------------
COMMON STOCKS (98.54%)
Hotels & Motels (3.97%)
Starwood Hotels & Resorts Worldwide Inc                       111,300                             $          7,107,618
                                                                                                   --------------------

Real Estate Operator & Developer (3.13%)
Brookfield Properties Corp                                    190,150                                        5,594,213
                                                                                                   --------------------

REITS - Apartments (17.01%)
Archstone-Smith Trust                                         201,500                                        8,440,835
AvalonBay Communities Inc                                     107,500                                        9,594,375
Camden Property Trust                                          37,082                                        2,147,790
Equity Residential                                            115,300                                        4,510,536
Essex Property Trust Inc                                       33,700                                        3,107,140
Mid-America Apartment Communities Inc                          24,000                                        1,164,000
United Dominion Realty Trust Inc                               62,405                                        1,462,773
                                                                                                   --------------------
                                                                                                            30,427,449
                                                                                                   --------------------
REITS - Diversified (5.35%)
Vornado Realty Trust                                          114,600                                        9,565,662
                                                                                                   --------------------

REITS - Healthcare (3.01%)
Ventas Inc                                                    168,297                                        5,388,870
                                                                                                   --------------------

REITS - Hotels (6.50%)
Host Marriott Corp                                            313,970                                        5,949,731
LaSalle Hotel Properties                                      112,983                                        4,148,736
Sunstone Hotel Investors Inc                                   57,312                                        1,522,780
                                                                                                   --------------------
                                                                                                            11,621,247
                                                                                                   --------------------
REITS - Office Property (18.17%)
BioMed Realty Trust Inc                                       125,466                                        3,061,370
Boston Properties Inc                                         115,490                                        8,561,274
Corporate Office Properties Trust SBI MD                       99,642                                        3,541,277
Equity Office Properties Trust                                119,030                                        3,610,180
Kilroy Realty Corp                                             71,517                                        4,426,902
SL Green Realty Corp                                          121,869                                        9,309,573
                                                                                                   --------------------
                                                                                                            32,510,576
                                                                                                   --------------------
REITS - Regional Malls (16.63%)
CBL & Associates Properties Inc                               120,644                                        4,766,645
General Growth Properties Inc                                 192,925                                        9,065,546
Macerich Co/The                                                26,400                                        1,772,496
Simon Property Group Inc                                      184,745                                       14,157,009
                                                                                                   --------------------
                                                                                                            29,761,696
                                                                                                   --------------------
REITS - Shopping Centers (12.71%)
Acadia Realty Trust                                            61,552                                        1,234,118
Developers Diversified Realty Corp                            105,342                                        4,953,181
Federal Realty Invs Trust                                      34,369                                        2,084,480
Kimco Realty Corp                                             236,500                                        7,586,920
Pan Pacific Retail Properties Inc                              53,231                                        3,560,621
Regency Centers Corp                                           41,452                                        2,443,595
Tanger Factory Outlet Centers Inc                              30,712                                          882,663
                                                                                                   --------------------
                                                                                                            22,745,578
                                                                                                   --------------------

REITS - Storage (4.03%)
Public Storage Inc                                            106,400                                        7,205,408
                                                                                                   --------------------

REITS - Warehouse & Industrial (8.03%)
AMB Property Corp                                              91,647                                        4,506,283
Centerpoint Properties Trust                                   18,124                                          896,775
EastGroup Properties Inc                                       34,226                                        1,545,646
Prologis                                                      158,980                                        7,427,546
                                                                                                   --------------------
                                                                                                            14,376,250
                                                                                                   --------------------
TOTAL COMMON STOCKS                                                                               $        176,304,567
                                                                                                   --------------------
                                                            Principal
                                                             Amount                                       Value
                                                            -----------------------------------------------------------
SHORT TERM INVESTMENTS (0.90%)
Commercial Paper (0.90%)
Investment in Joint Trading Account;
General Electric Capital
4.15%, 1/ 3/2006                                            1,609,621                                        1,609,621
                                                                                                   --------------------
TOTAL SHORT TERM INVESTMENTS                                                                      $          1,609,621
                                                                                                   --------------------
Total Investments                                                                                 $        177,914,188
Other Assets in Excess of Liabilities, Net - 0.56%                                                           1,008,017
                                                                                                   --------------------
TOTAL NET ASSETS - 100.00%                                                                        $        178,922,205
                                                                                                   ====================
                                                                                                   --------------------

                                                                                                   ====================


Unrealized Appreciation (Depreciation)
Unrealized Appreciation                              $         50,123,095
Unrealized Depreciation                                         (237,210)
                                                      --------------------
Net Unrealized Appreciation (Depreciation)                     49,885,885
Cost for federal income tax purposes                          128,028,303

Portfolio Summary (unaudited)
--------------------------------------------------------------------------
REIT                                                              Percent
--------------------------------------------------------------------------
REITS - Office Property                                            18.17%
REITS - Apartments                                                 17.01%
REITS - Regional Malls                                             16.63%
REITS - Shopping Centers                                           12.71%
REITS - Warehouse & Industrial                                      8.03%
REITS - Hotels                                                      6.50%
REITS - Diversified                                                 5.35%
REITS - Storage                                                     4.03%
Hotels & Motels                                                     3.97%
Real Estate Operator & Developer                                    3.13%
REITS - Healthcare                                                  3.01%
Diversified Financial Services                                      0.90%
Other Assets in Excess of Liabilities, Net                          0.56%
                                                      --------------------
TOTAL NET ASSETS                                                  100.00%
                                                      ====================

Schedule of Investments
December 31, 2005
PVC - Short-Term Bond Account
                                                            Principal
                                                             Amount                                       Value
                                                            -----------------------------------------------------------
BONDS (82.30%)
Aerospace & Defense (0.28%)
Northrop Grumman Corp
7.00%, 3/ 1/2006                                           $  200,000                             $            200,723
Raytheon Co
6.75%, 8/15/2007                                               29,000                                           29,709
                                                                                                   --------------------
                                                                                                               230,432
                                                                                                   --------------------
Agricultural Operations (0.58%)
Bunge Ltd Finance Corp
4.38%, 12/15/2008                                             300,000                                          294,823
Cargill Inc
3.63%, 3/ 4/2009 (a)                                          200,000                                          192,801
                                                                                                   --------------------
                                                                                                               487,624
                                                                                                   --------------------
Airlines (0.08%)
Southwest Airlines Co
5.50%, 11/ 1/2006                                              70,000                                           70,290
                                                                                                   --------------------

Asset Backed Securities (5.57%)
AAA Trust
4.65%, 2/27/2035 (a)(b)                                       100,000                                          100,069
Ameriquest Mortgage Securities Inc
4.70%, 10/25/2034 (b)                                         164,840                                          164,922
Carrington Mortgage Loan Trust
4.37%, 12/25/2035 (b)                                         500,000                                          500,258
Chase Funding Mortgage Loan Asset-Backed
4.34%, 8/25/2028                                               42,566                                           42,401
4.88%, 8/25/2028                                               54,758                                           54,593
4.21%, 3/25/2029                                              238,608                                          236,819
4.61%, 12/25/2033 (b)                                         233,791                                          234,018
Countrywide Asset-Backed Certificates
4.32%, 10/25/2035 (b)                                         150,000                                          148,093
Countrywide Home Equity Loan Trust
4.60%, 12/15/2035 (b)(c)                                      202,089                                          202,089
4.61%, 12/29/2035 (b)(c)                                      250,000                                          250,000
Equity One ABS Inc
4.26%, 7/25/2034 (b)                                          200,000                                          198,562
GMAC Mortgage Corp Loan Trust
4.56%, 8/25/2035 (b)                                          200,000                                          199,687
Long Beach Mortgage Loan Trust
4.64%, 7/25/2034 (b)                                          158,957                                          159,008
4.56%, 4/25/2035 (b)                                          250,000                                          250,095
Merrill Lynch Mortgage Investors Inc
4.73%, 7/25/2035 (b)                                          178,184                                          178,456
Nomura Asset Acceptance Corp
4.61%, 6/25/2035 (b)                                          100,397                                          100,396
Popular ABS Mortgage Pass-Through Trust
4.40%, 9/25/2034 (b)                                          347,134                                          347,213
4.64%, 11/25/2035 (b)                                         250,000                                          250,066
Residential Asset Mortgage Products Inc
4.61%, 12/25/2034 (b)                                         200,000                                          200,217
SACO I Inc
4.65%, 4/25/2035 (b)                                          149,834                                          149,845

Saxon Asset Securities Trust
4.72%, 12/26/2034 (b)                                         500,000                                          500,942
Specialty Underwriting & Residential Finance
4.69%, 7/25/2035 (b)                                          200,000                                          200,492
                                                                                                   --------------------
                                                                                                             4,668,241
                                                                                                   --------------------
Auto - Car & Light Trucks (0.43%)
DaimlerChrysler NA Holding Corp
7.25%, 1/18/2006                                              110,000                                          110,094
4.99%, 5/24/2006 (b)                                          100,000                                          100,128
4.70%, 3/ 7/2007 (b)                                          150,000                                          149,847
                                                                                                   --------------------
                                                                                                               360,069
                                                                                                   --------------------
Automobile Sequential (3.09%)
Capital Auto Receivables Asset Trust
3.58%, 10/16/2006                                              44,060                                           44,022
4.74%, 6/15/2010 (b)                                          100,000                                          100,522
Chase Manhattan Auto Owner Trust
4.21%, 1/15/2009                                              230,078                                          229,953
2.06%, 12/15/2009                                             475,000                                          464,326
Daimler Chrysler Auto Trust
3.09%, 1/ 8/2008                                              134,296                                          133,232
2.88%, 10/ 8/2009                                             188,696                                          186,204
Ford Credit Auto Owner Trust
2.70%, 6/15/2007                                              456,215                                          453,673
Honda Auto Receivables Owner Trust
2.70%, 3/17/2008                                              320,493                                          316,952
2.48%, 7/18/2008                                              358,135                                          354,827
M&I Auto Loan Trust
3.04%, 10/20/2008                                              49,614                                           49,336
Nissan Auto Receivables Owner Trust
2.70%, 12/17/2007                                             100,000                                           98,973
WFS Financial Owner Trust
4.50%, 5/17/2013                                              160,000                                          157,481
                                                                                                   --------------------
                                                                                                             2,589,501
                                                                                                   --------------------
Beverages - Wine & Spirits (0.03%)
Diageo Capital PLC
4.38%, 5/ 3/2010                                               25,000                                           24,384
                                                                                                   --------------------

Brewery (0.51%)
Coors Brewing Co
6.38%, 5/15/2012                                              100,000                                          105,968
Miller Brewing Co
4.25%, 8/15/2008 (a)                                          325,000                                          318,952
                                                                                                   --------------------
                                                                                                               424,920
                                                                                                   --------------------
Building & Construction Products -
Miscellaneous (0.42%)
Macmillan Bloedel Ltd
6.75%, 2/15/2006                                              175,000                                          175,364
Masco Corp
4.71%, 3/ 9/2007 (a)(b)                                       175,000                                          175,442
                                                                                                   --------------------
                                                                                                               350,806
                                                                                                   --------------------
Cable TV (0.47%)
Comcast Corp
5.45%, 11/15/2010                                             145,000                                          145,868
5.50%, 3/15/2011                                              125,000                                          125,678
COX Communications Inc
4.63%, 1/15/2010                                              125,000                                          121,007
                                                                                                   --------------------
                                                                                                               392,553
                                                                                                   --------------------

Casino Hotels (0.28%)
Harrah's Operating Co Inc
7.50%, 1/15/2009                                              225,000                                          238,312
                                                                                                   --------------------

Cellular Telecommunications (0.59%)
America Movil SA de CV
4.84%, 4/27/2007 (b)                                          200,000                                          200,400
Cingular Wireless LLC
5.63%, 12/15/2006                                              70,000                                           70,505
New Cingular Wireless Services Inc
7.35%, 3/ 1/2006                                               75,000                                           75,316
Verizon Wireless Capital LLC
5.38%, 12/15/2006                                             145,000                                          145,478
                                                                                                   --------------------
                                                                                                               491,699
                                                                                                   --------------------
Chemicals - Diversified (0.03%)
Chevron Phillips Chemical Co LLC
5.38%, 6/15/2007                                               25,000                                           25,082
                                                                                                   --------------------

Coatings & Paint (0.08%)
Valspar Corp
6.00%, 5/ 1/2007                                               70,000                                           70,629
                                                                                                   --------------------

Commercial Banks (0.52%)
ANZ National International Ltd/London
4.21%, 4/14/2008 (a)(b)                                       100,000                                          100,117
KeyBank NA
4.41%, 11/ 3/2009 (b)                                          75,000                                           75,101
Union Planters Bank NA
5.13%, 6/15/2007                                               20,000                                           20,053
VTB Capital SA for Vneshtorgbank
5.25%, 9/21/2007 (a)(b)                                       100,000                                          100,100
Wachovia Bank NA/Charlotte
7.88%, 2/15/2010                                              125,000                                          138,930
                                                                                                   --------------------
                                                                                                               434,301
                                                                                                   --------------------
Commercial Services (0.11%)
Aramark Services Inc
5.00%, 6/ 1/2012                                               95,000                                           91,821
                                                                                                   --------------------

Commercial Services - Finance (0.02%)
Equifax Inc
4.95%, 11/ 1/2007                                              15,000                                           14,991
                                                                                                   --------------------

Computer Services (0.08%)
Affiliated Computer Services Inc
4.70%, 6/ 1/2010                                               70,000                                           63,957
                                                                                                   --------------------

Credit Card Asset Backed Securities (1.41%)
Bank One Issuance Trust
4.74%, 12/15/2010 (b)                                         150,000                                          150,741
Capital One Multi-Asset Execution Trust
4.59%, 12/15/2009 (b)                                         150,000                                          150,174
Chase Credit Card Master Trust
4.57%, 5/15/2009 (b)                                          100,000                                           99,993
4.70%, 1/17/2011 (b)                                          225,000                                          226,042
Citibank Credit Card Issuance Trust
4.85%, 6/25/2009 (b)                                          100,000                                          100,292
Citibank Credit Card Master Trust I
5.88%, 3/10/2011                                              200,000                                          206,105
Discover Card Master Trust I
5.15%, 10/15/2009                                             150,000                                          150,646
4.55%, 4/16/2010 (b)                                          100,000                                           99,821
                                                                                                   --------------------
                                                                                                             1,183,814
                                                                                                   --------------------
Data Processing & Management (0.24%)
Certegy Inc
4.75%, 9/15/2008                                              200,000                                          199,937
                                                                                                   --------------------

Diversified Financial Services (0.42%)
General Electric Capital Corp
4.52%, 1/15/2008 (b)                                           75,000                                           75,067
4.48%, 3/ 4/2008 (b)                                          200,000                                          200,071
4.41%, 2/ 2/2009 (b)                                           80,000                                           80,206
                                                                                                   --------------------
                                                                                                               355,344
                                                                                                   --------------------
Diversified Manufacturing Operations (0.12%)
Tyco International Group SA
6.13%, 1/15/2009                                              100,000                                          102,205
                                                                                                   --------------------

Electric - Integrated (3.83%)
Alabama Power Co
2.80%, 12/ 1/2006                                              10,000                                            9,824
4.58%, 8/25/2009 (b)                                          110,000                                          110,248
American Electric Power Co Inc
6.13%, 5/15/2006                                              225,000                                          226,018
Constellation Energy Group Inc
6.13%, 9/ 1/2009                                              125,000                                          128,974
Dominion Resources Inc/VA
4.64%, 5/15/2006 (b)                                           80,000                                           80,071
4.82%, 9/28/2007 (b)                                          145,000                                          145,064
DTE Energy Co
6.45%, 6/ 1/2006                                               50,000                                           50,320
Entergy Gulf States Inc
5.21%, 12/ 8/2008 (a)(b)                                       90,000                                           89,980
Entergy Louisiana Inc
5.83%, 11/ 1/2010                                             150,000                                          149,738
Exelon Corp
4.45%, 6/15/2010                                              175,000                                          169,260
FPL Group Capital Inc
3.25%, 4/11/2006                                               35,000                                           34,862
4.09%, 2/16/2007                                               50,000                                           49,502
Georgia Power Co
4.53%, 2/17/2009 (b)                                           40,000                                           40,089
Kansas Gas & Electric
6.20%, 1/15/2006                                              150,000                                          150,059
Midamerican Energy Holdings Co
4.63%, 10/ 1/2007                                              25,000                                           24,819
Niagara Mohawk Power Corp
7.75%, 5/15/2006                                               60,000                                           60,642
Nisource Finance Corp
3.20%, 11/ 1/2006                                              45,000                                           44,349
Northeast Utilities
3.30%, 6/ 1/2008                                              100,000                                           95,824
Pepco Holdings Inc
5.50%, 8/15/2007                                               25,000                                           25,151
Pinnacle West Capital Corp
6.40%, 4/ 1/2006                                              175,000                                          175,766
Progress Energy Inc
6.75%, 3/ 1/2006                                              295,000                                          295,926

Progress Energy Inc (continued)
5.85%, 10/30/2008                                              50,000                                           50,816
PSEG Power LLC
3.75%, 4/ 1/2009                                              300,000                                          287,108
Public Service Co of Colorado
4.38%, 10/ 1/2008                                              70,000                                           69,122
Scottish Power PLC
4.91%, 3/15/2010                                              150,000                                          148,607
Southern California Edison Co
6.38%, 1/15/2006                                              150,000                                          150,052
TXU Electric Delivery Co
5.00%, 9/ 1/2007                                              170,000                                          169,695
TXU Energy Co LLC
6.13%, 3/15/2008                                              100,000                                          101,643
Virginia Electric and Power Co
5.75%, 3/31/2006                                               25,000                                           25,057
Wisconsin Electric Power
3.50%, 12/ 1/2007                                              55,000                                           53,555
                                                                                                   --------------------
                                                                                                             3,212,141
                                                                                                   --------------------
Electronic Connectors (0.15%)
Thomas & Betts Corp
6.63%, 5/ 7/2008                                              125,000                                          128,221
                                                                                                   --------------------

Federal & Federally Sponsored Credit (1.32%)
Federal Farm Credit Bank
3.00%, 4/15/2008                                            1,150,000                                        1,107,606
                                                                                                   --------------------

Finance - Auto Loans (0.19%)
Nissan Motor Acceptance Corp
4.63%, 3/ 8/2010 (a)                                           90,000                                           87,942
Toyota Motor Credit Corp
2.80%, 1/18/2006                                               70,000                                           69,959
                                                                                                   --------------------
                                                                                                               157,901
                                                                                                   --------------------
Finance - Commercial (0.36%)
CIT Group Inc
4.49%, 8/15/2008 (b)                                          100,000                                          100,075
Textron Financial Corp
4.44%, 10/ 6/2006 (b)                                         100,000                                          100,303
5.79%, 11/15/2007 (b)                                         100,000                                          102,407
                                                                                                   --------------------
                                                                                                               302,785
                                                                                                   --------------------
Finance - Consumer Loans (1.19%)
American General Finance Corp
4.88%, 5/15/2010                                              125,000                                          123,926
HSBC Finance Corp
4.62%, 11/16/2009 (b)                                         300,000                                          300,707
4.75%, 4/15/2010                                               75,000                                           73,890
4.84%, 9/14/2012 (b)                                          150,000                                          150,001
SLM Corp
4.40%, 1/26/2009 (b)                                          125,000                                          125,283
5.89%, 3/ 2/2009 (b)                                           75,000                                           72,732
4.34%, 7/27/2009 (b)                                          150,000                                          149,835
                                                                                                   --------------------
                                                                                                               996,374
                                                                                                   --------------------
Finance - Credit Card (0.70%)
Capital One Bank
6.88%, 2/ 1/2006                                              150,000                                          150,242
6.70%, 5/15/2008                                              200,000                                          206,760
MBNA Corp
4.72%, 5/ 5/2008 (b)                                          100,000                                          100,726
MBNA Europe Funding Plc
4.55%, 9/ 7/2007 (a)(b)                                       125,000                                          125,046
                                                                                                   --------------------
                                                                                                               582,774
                                                                                                   --------------------
Finance - Investment Banker & Broker (3.27%)
Bear Stearns Cos Inc/The
4.54%, 1/30/2009 (b)                                          200,000                                          200,963
Citigroup Inc
4.13%, 2/22/2010                                              350,000                                          340,027
4.52%, 5/18/2010 (b)                                          175,000                                          175,186
Credit Suisse First Boston USA Inc
4.53%, 6/ 2/2008 (b)                                          175,000                                          175,172
Goldman Sachs Group Inc
4.52%, 7/23/2009 (b)                                          150,000                                          150,790
4.62%, 3/ 2/2010 (b)                                           75,000                                           75,002
6.88%, 1/15/2011                                              125,000                                          134,659
JPMorgan Chase & Co
4.24%, 10/ 2/2009 (b)                                         400,000                                          401,090
Lehman Brothers Holdings E-Capital Trust I
5.15%, 8/19/2065 (a)(b)                                       100,000                                          100,250
Lehman Brothers Holdings Inc
6.63%, 2/ 5/2006                                              180,000                                          180,291
4.56%, 11/10/2009 (b)                                         100,000                                          100,414
4.25%, 1/27/2010                                              110,000                                          107,268
Merrill Lynch & Co Inc
6.15%, 1/26/2006                                               45,000                                           45,037
4.54%, 2/ 6/2009 (b)                                          180,000                                          180,506
5.85%, 3/ 2/2009 (b)                                           40,000                                           38,732
4.51%, 2/ 5/2010 (b)                                           50,000                                           50,039
Morgan Stanley
4.00%, 1/15/2010                                              125,000                                          120,242
4.43%, 1/15/2010 (b)                                          165,000                                          165,397
                                                                                                   --------------------
                                                                                                             2,741,065
                                                                                                   --------------------
Finance - Leasing Company (0.27%)
International Lease Finance Corp
4.55%, 1/15/2010 (b)                                          225,000                                          225,868
                                                                                                   --------------------

Finance - Mortgage Loan/Banker (3.81%)
Countrywide Financial Corp
4.54%, 5/ 5/2008 (b)                                          150,000                                          150,151
4.77%, 12/19/2008 (b)                                         105,000                                          104,971
Fannie Mae
4.68%, 2/25/2032 (b)                                          295,268                                          296,304
Fannie Mae Whole Loan
4.58%, 5/25/2035 (b)                                          178,372                                          178,344
Freddie Mac
3.88%, 6/15/2008                                            1,500,000                                        1,470,288
5.50%, 1/15/2017                                              365,340                                          367,413
4.00%, 1/15/2022                                              200,000                                          197,891
4.82%, 6/15/2023 (b)                                          118,842                                          119,895
4.67%, 10/15/2034 (b)                                         119,466                                          119,252
Residential Capital Corp
5.90%, 6/29/2007 (b)                                          190,000                                          190,470
                                                                                                   --------------------
                                                                                                             3,194,979
                                                                                                   --------------------
Finance - Other Services (0.11%)
National Rural Utilities Cooperative Finance
6.00%, 5/15/2006                                               95,000                                           95,439
                                                                                                   --------------------


Food - Meat Products (0.21%)
Tyson Foods Inc
7.25%, 10/ 1/2006                                             175,000                                          177,802
                                                                                                   --------------------

Food - Miscellaneous/Diversified (0.78%)
Campbell Soup Co
5.50%, 3/15/2007                                               85,000                                           85,343
ConAgra Foods Inc
6.00%, 9/15/2006                                              275,000                                          276,904
General Mills Inc
5.13%, 2/15/2007                                               20,000                                           19,983
HJ Heinz Co
6.43%, 12/ 1/2008 (a)(b)                                       75,000                                           77,045
Kraft Foods Inc
4.63%, 11/ 1/2006                                             195,000                                          194,387
                                                                                                   --------------------
                                                                                                               653,662
                                                                                                   --------------------
Food - Retail (0.55%)
Kroger Co/The
6.38%, 3/ 1/2008                                              205,000                                          209,179
Safeway Inc
6.15%, 3/ 1/2006                                              150,000                                          150,057
6.50%, 11/15/2008                                             100,000                                          103,203
                                                                                                   --------------------
                                                                                                               462,439
                                                                                                   --------------------
Gas - Distribution (0.20%)
Sempra Energy
4.75%, 5/15/2009                                               45,000                                           44,370
Southern California Gas Co
4.58%, 12/ 1/2009 (b)                                         125,000                                          125,165
                                                                                                   --------------------
                                                                                                               169,535
                                                                                                   --------------------
Home Equity - Other (6.93%)
ACE Securities Corp
4.59%, 5/25/2035 (b)                                          160,000                                          160,144
4.59%, 8/25/2035 (b)                                          400,000                                          399,997
4.58%, 10/25/2035 (b)                                         300,000                                          299,998
Ameriquest Mortgage Securities Inc
4.26%, 8/25/2033                                               46,634                                           46,457
2.65%, 5/25/2034                                                4,121                                            4,108
Asset Backed Funding Certificates
4.64%, 2/25/2035 (b)                                           64,662                                           64,683
Bear Stearns Asset Backed Securities Inc
4.98%, 3/25/2034 (b)                                          100,000                                           99,999
4.62%, 2/25/2035 (b)                                          150,000                                          150,096
Encore Credit Receivables Trust
4.58%, 2/25/2035 (b)                                          150,000                                          150,046
First NLC Trust
4.42%, 5/25/2035 (b)                                          210,946                                          210,944
4.71%, 5/25/2035 (b)                                          189,851                                          189,492
First-Citizens Home Equity Loan LLC
4.58%, 9/15/2022 (a)(b)                                       127,331                                          127,682
GMAC Mortgage Corp Loan Trust
4.62%, 6/25/2035 (b)                                          400,000                                          395,172
IXIS Real Estate Capital Trust
4.62%, 12/25/2035 (b)                                         175,000                                          175,043
JP Morgan Mortgage Acquisition Corp
4.64%, 7/25/2035 (b)                                          500,000                                          500,404
Mastr Asset Backed Securities Trust
4.88%, 3/25/2035 (b)                                          200,000                                          199,932

Merrill Lynch Mortgage Investors Inc
4.58%, 2/25/2036 (b)                                          150,000                                          150,053
Morgan Stanley ABS Capital I
4.67%, 11/25/2034 (b)                                         200,000                                          200,261
4.63%, 9/25/2035 (b)                                          400,000                                          400,104
New Century Home Equity Loan Trust
4.66%, 2/25/2035 (b)                                          150,000                                          150,177
4.67%, 3/25/2035 (b)                                          137,773                                          137,887
Nomura Home Equity Loan Inc
4.60%, 5/25/2035 (b)                                          125,000                                          125,204
Option One Mortgage Loan Trust
4.60%, 5/25/2035 (b)                                          200,000                                          200,164
Residential Asset Securities Corp
4.33%, 8/25/2025 (b)                                          165,325                                          165,342
4.47%, 3/25/2032                                              600,000                                          594,412
6.18%, 4/25/2032 (b)                                           18,604                                           18,652
4.64%, 12/25/2033 (b)                                          65,526                                           65,633
5.53%, 3/25/2035 (b)                                           50,000                                           49,432
4.58%, 5/25/2035 (b)                                          175,000                                          175,033
Structured Asset Securities Corp
4.60%, 3/25/2035 (b)                                          200,000                                          200,086
                                                                                                   --------------------
                                                                                                             5,806,637
                                                                                                   --------------------
Home Equity - Sequential (0.77%)
Chase Funding Loan Acquisition Trust
2.98%, 2/25/2030                                               35,723                                           35,545
New Century Home Equity Loan Trust
3.56%, 11/25/2033                                             200,131                                          198,966
4.76%, 11/25/2033                                             400,000                                          397,532
Residential Asset Securities Corp
3.37%, 11/25/2028                                              15,295                                           15,246
                                                                                                   --------------------
                                                                                                               647,289
                                                                                                   --------------------
Insurance Brokers (0.24%)
AON Corp
6.95%, 1/15/2007 (b)                                           30,000                                           30,501
Marsh & McLennan Cos Inc
4.27%, 7/13/2007 (b)                                          125,000                                          124,596
3.63%, 2/15/2008                                               50,000                                           48,457
                                                                                                   --------------------
                                                                                                               203,554
                                                                                                   --------------------
Investment Management & Advisory Services (0.21%)
Ameriprise Financial Inc
5.35%, 11/15/2010                                             175,000                                          176,199
                                                                                                   --------------------

Life & Health Insurance (0.99%)
Cigna Corp
8.25%, 1/ 1/2007                                               80,000                                           82,283
Lincoln National Corp
5.25%, 6/15/2007                                               20,000                                           20,073
Pacific Life Global Funding
4.73%, 6/22/2011 (a)(b)                                       225,000                                          225,047
Phoenix Cos Inc/The
6.68%, 2/16/2008                                              240,000                                          242,247
Prudential Financial Inc
4.00%, 6/13/2008 (b)                                          100,000                                          100,106
Sun Life Financial Global Funding LP
4.34%, 7/ 6/2010 (a)(b)                                       125,000                                          125,171
Torchmark Corp
6.25%, 12/15/2006                                              35,000                                           35,266
                                                                                                   --------------------
                                                                                                               830,193
                                                                                                   --------------------

Medical - HMO (0.06%)
WellPoint Inc
3.50%, 9/ 1/2007                                               50,000                                           48,774
                                                                                                   --------------------

Medical Laboratory & Testing Service (0.21%)
Quest Diagnostics Inc
5.13%, 11/ 1/2010 (a)                                         175,000                                          174,950
                                                                                                   --------------------

Medical Products (0.09%)
Mallinckrodt Inc
6.50%, 11/15/2007                                              75,000                                           76,479
                                                                                                   --------------------

Mortgage Backed Securities (28.65%)
ACT Depositor Corp
4.47%, 9/22/2041 (a)(b)(c)                                    400,000                                          400,000
Banc of America Commercial Mortgage Inc
7.11%, 11/15/2031                                             217,638                                          223,560
0.10%, 10/10/2045                                           53,923,000                                         321,543
Banc of America Mortgage Securities
4.79%, 5/25/2035 (b)                                          300,000                                          296,583
Bear Stearns Alt-A Trust
4.66%, 7/25/2035 (b)                                           67,699                                           67,702
Bear Stearns Commercial Mortgage Securities Inc
4.69%, 6/15/2017 (a)(b)                                       150,000                                          150,097
3.97%, 11/11/2035                                             408,234                                          397,840
0.58%, 5/11/2039 (a)(b)                                     2,368,163                                           53,364
0.27%, 2/11/2041 (b)                                        7,956,632                                          104,272
4.13%, 11/11/2041                                             300,000                                          291,392
Bella Vista Mortgage Trust
4.62%, 5/20/2045 (b)                                          154,791                                          154,962
Chase Manhattan Bank-First Union National
7.13%, 8/15/2031                                              244,450                                          247,897
Commercial Mortgage Pass Through Certificates
3.25%, 6/10/2038                                               87,292                                           82,065
Countrywide Alternative Loan Trust
5.43%, 2/25/2035 (b)                                          210,000                                          211,471
4.64%, 7/20/2035 (b)(c)                                       163,224                                          164,143
Countrywide Asset-Backed Certificates
4.66%, 11/25/2035 (b)                                         100,000                                          100,017
4.65%, 1/25/2036 (b)                                          450,000                                          449,996
Countrywide Home Loan Mortgage Pass Through
4.50%, 1/25/2033                                               22,011                                           21,802
4.60%, 6/20/2035 (b)                                          250,000                                          246,885
CS First Boston Mortgage Securities Corp
6.25%, 12/16/2035                                             100,000                                          101,765
6.38%, 12/16/2035                                             500,000                                          525,831
1.82%, 5/15/2038 (a)                                        2,156,250                                          118,956
0.26%, 8/15/2038 (a)                                        38,600,000                                         563,792
First Union-Lehman Brothers-Bank of America
6.56%, 11/18/2035                                              90,567                                           93,082
Ge Capital Commercial Mortgage Corp
6.32%, 1/15/2033                                               24,339                                           24,432
GMAC Commercial Mortgage Securities Inc
6.95%, 9/15/2033                                              100,000                                          105,469
0.48%, 8/10/2038 (a)(b)                                     22,355,202                                         413,705
4.32%, 10/15/2038                                              57,954                                           57,678
Greenpoint Mortgage Funding Trust
4.65%, 6/25/2045 (b)                                          143,392                                          143,103
4.68%, 6/25/2045 (b)                                          149,359                                          149,071

Greenpoint Mortgage Funding Trust (continued)
4.69%, 10/25/2045 (b)                                         247,898                                          247,860
Greenwich Capital Commercial Funding Co
0.36%, 6/10/2036 (a)(b)                                     11,340,588                                         157,963
0.13%, 4/10/2037                                            68,010,000                                         499,601
GSR Mortgage Loan Trust
4.79%, 7/25/2035 (b)                                          324,386                                          319,707
Impac CMB Trust
4.85%, 10/25/2033 (b)                                          85,375                                           85,403
4.88%, 10/25/2033 (b)                                          85,652                                           85,689
5.93%, 10/25/2034 (b)                                         144,275                                          146,639
4.69%, 4/25/2035 (b)                                          131,809                                          131,782
4.81%, 4/25/2035 (b)                                           99,189                                           99,280
4.68%, 8/25/2035 (b)                                           40,569                                           40,539
4.89%, 8/25/2035 (b)                                          114,488                                          113,684
4.92%, 8/25/2035 (b)                                          127,209                                          126,362
Impac Secured Assets CMN Owner Trust
4.65%, 12/25/2031 (b)                                         500,000                                          499,490
3.71%, 3/25/2034                                              161,788                                          160,844
Indymac Index Mortgage Loan Trust
4.68%, 4/25/2034 (b)                                          224,629                                          224,199
4.61%, 4/25/2035 (b)                                          113,663                                          113,463
4.71%, 4/25/2035 (b)                                           88,431                                           88,340
4.68%, 8/25/2035 (b)                                          240,343                                          239,636
JP Morgan Chase Commercial Mortgage Securities
4.47%, 11/15/2035                                               1,513                                            1,510
6.04%, 11/15/2035                                             690,000                                          705,546
3.48%, 6/12/2041                                              392,339                                          380,569
JP Morgan Commercial Mortgage Finance Corp
7.16%, 9/15/2029                                               50,000                                           51,451
6.66%, 10/15/2035                                             350,000                                          364,476
JP Morgan Mortgage Trust
3.81%, 5/25/2034 (c)                                          362,319                                          353,148
5.15%, 6/25/2035 (b)                                          235,909                                          234,663
4.99%, 8/25/2035 (b)                                          500,000                                          491,788
LB-UBS Commercial Mortgage Trust
6.06%, 6/15/2020                                              121,254                                          123,579
5.97%, 3/15/2026                                              265,000                                          268,577
4.90%, 6/15/2026                                              200,000                                          199,875
5.39%, 6/15/2026                                              200,000                                          202,451
2.60%, 5/15/2027                                               72,875                                           70,109
3.09%, 5/15/2027                                              700,000                                          671,992
4.19%, 8/15/2029                                              600,000                                          583,609
3.63%, 10/15/2029                                             521,187                                          507,919
1.20%, 3/15/2036 (a)(b)                                     1,638,942                                           64,804
Lehman XS Trust
4.16%, 11/25/2035 (b)(c)                                      465,776                                          465,776
Merrill Lynch Mortgage Trust
0.22%, 11/12/2035 (a)(b)                                    15,094,674                                         138,086
0.16%, 7/12/2038                                            55,000,000                                         550,000
0.31%, 9/12/2042 (b)                                        22,832,290                                         318,054
Morgan Stanley Capital I
4.60%, 5/24/2043 (a)(b)(c)                                    300,000                                          300,000
Morgan Stanley Dean Witter Capital I
6.54%, 2/15/2031                                              248,752                                          257,154
5.33%, 12/18/2032                                              48,845                                           48,834
3.48%, 9/15/2037                                               36,134                                           35,460
Nationslink Funding Corp
7.23%, 6/20/2031                                              878,000                                          919,384

PNC Mortgage Acceptance Corp
7.11%, 12/10/2032                                              14,112                                           14,231
Prudential Securities Secured Financing
6.48%, 11/ 1/2031                                             321,568                                          332,499
Specialty Underwriting & Residential Finance
4.89%, 2/25/2035 (b)                                           25,000                                           25,066
4.61%, 12/25/2035 (b)                                         300,000                                          300,103
4.61%, 3/25/2036 (b)                                          150,000                                          150,130
Structured Adjustable Rate Mortgage Loan Trust
4.70%, 7/25/2034 (b)                                          500,000                                          491,232
5.08%, 8/25/2034 (b)                                          224,215                                          224,496
4.63%, 3/25/2035 (b)                                          125,000                                          124,969
Structured Asset Mortgage Investments Inc
4.68%, 5/25/2045 (b)                                          103,131                                          103,324
4.69%, 9/25/2045 (b)                                          164,515                                          164,823
Thornburg Mortgage Securities Trust
4.64%, 10/25/2035 (b)                                         266,465                                          266,438
Wachovia Bank Commercial Mortgage Trust
0.26%, 1/15/2041 (a)(b)                                     6,363,998                                           61,877
0.53%, 4/15/2042 (a)(b)                                     36,815,712                                         660,621
Washington Mutual Inc
4.48%, 3/25/2033 (b)                                          391,695                                          386,683
3.18%, 9/25/2033                                              133,270                                          131,563
3.99%, 10/25/2033                                             430,000                                          417,560
4.07%, 10/25/2033 (b)                                         550,000                                          537,500
4.85%, 9/25/2035 (b)                                          393,060                                          389,493
4.67%, 7/25/2044 (b)                                          113,643                                          113,882
4.78%, 1/25/2045 (b)                                          425,000                                          424,687
4.65%, 4/25/2045 (b)                                          215,890                                          215,390
4.67%, 7/25/2045 (b)                                          162,149                                          161,809
4.63%, 11/25/2045 (b)                                         344,309                                          344,408
                                                                                                   --------------------
                                                                                                            24,014,554
                                                                                                   --------------------
Multi-line Insurance (1.00%)
ACE Ltd
6.00%, 4/ 1/2007                                              100,000                                          101,064
Allstate Corp/The
5.38%, 12/ 1/2006                                              45,000                                           45,137
7.20%, 12/ 1/2009                                             225,000                                          242,278
CNA Financial Corp
6.75%, 11/15/2006                                              75,000                                           76,007
6.60%, 12/15/2008                                             150,000                                          155,198
Hartford Financial Services Group Inc
2.38%, 6/ 1/2006                                              100,000                                           99,030
4.70%, 9/ 1/2007                                               70,000                                           69,589
Metlife Inc
5.25%, 12/ 1/2006                                              50,000                                           50,079
                                                                                                   --------------------
                                                                                                               838,382
                                                                                                   --------------------
Multimedia (0.77%)
EW Scripps Co
4.30%, 6/30/2010                                               90,000                                           86,865
Media General Inc
6.95%, 9/ 1/2006                                               75,000                                           75,591
News America Inc
4.75%, 3/15/2010                                              125,000                                          123,115
Thomson Corp/The
5.75%, 2/ 1/2008                                               70,000                                           70,995
Time Warner Entertainment Co LP
7.25%, 9/ 1/2008                                              125,000                                          130,836

Time Warner Inc
6.13%, 4/15/2006                                              155,000                                          155,466
                                                                                                   --------------------
                                                                                                               642,868
                                                                                                   --------------------
Mutual Insurance (0.17%)
                            Health Care Service Corp
7.75%, 6/15/2011 (a)                                          125,000                                          139,906
                                                                                                   --------------------

Oil Company - Exploration & Production (0.12%)
Pemex Project Funding Master Trust
6.13%, 8/15/2008                                              100,000                                          102,000
                                                                                                   --------------------

Oil Company - Integrated (0.13%)
Marathon Oil Corp
5.38%, 6/ 1/2007                                               70,000                                           70,373
Occidental Petroleum Corp
4.00%, 11/30/2007                                              35,000                                           34,332
                                                                                                   --------------------
                                                                                                               104,705
                                                                                                   --------------------
Oil Field Machinery & Equipment (0.06%)
Cooper Cameron Corp
2.65%, 4/15/2007                                               55,000                                           53,178
                                                                                                   --------------------

Oil Refining & Marketing (0.11%)
Valero Energy Corp
7.38%, 3/15/2006                                               90,000                                           90,313
                                                                                                   --------------------

Paper & Related Products (0.09%)
Union Camp Corp
7.00%, 8/15/2006                                               75,000                                           75,636
                                                                                                   --------------------

Pharmacy Services (0.03%)
Caremark Rx Inc
7.38%, 10/ 1/2006                                              25,000                                           25,426
                                                                                                   --------------------

Pipelines (0.14%)
Enbridge Energy Partners LP
4.00%, 1/15/2009                                              125,000                                          120,551
                                                                                                   --------------------

Power Converter & Supply Equipment (0.02%)
Cooper Industries Inc
5.25%, 7/ 1/2007                                               20,000                                           20,085
                                                                                                   --------------------

Property & Casualty Insurance (0.91%)
Ace INA Holdings Inc
8.30%, 8/15/2006                                               75,000                                           76,522
Markel Corp
7.00%, 5/15/2008                                              150,000                                          155,519
Safeco Corp
4.88%, 2/ 1/2010                                               95,000                                           94,301
St Paul Travelers Cos Inc/The
8.13%, 4/15/2010                                              275,000                                          305,377
Travelers Property Casualty Corp
3.75%, 3/15/2008                                               20,000                                           19,506
WR Berkley Corp
9.88%, 5/15/2008                                              100,000                                          110,856
                                                                                                   --------------------
                                                                                                               762,081
                                                                                                   --------------------

Property Trust (0.12%)
Westfield Capital Corp Ltd
4.56%, 11/ 2/2007 (a)(b)                                      100,000                                          100,241
                                                                                                   --------------------

Publishing - Books (0.22%)
Reed Elsevier Capital Inc
6.13%, 8/ 1/2006                                               25,000                                           25,147
4.82%, 6/15/2010 (b)                                          160,000                                          160,501
                                                                                                   --------------------
                                                                                                               185,648
                                                                                                   --------------------
Real Estate Operator & Developer (0.12%)
Duke Realty LP
3.35%, 1/15/2008                                               25,000                                           24,056
EOP Operating LP
7.75%, 11/15/2007                                              75,000                                           78,564
                                                                                                   --------------------
                                                                                                               102,620
                                                                                                   --------------------
Regional Banks (1.90%)
                              Bank of America Corp
4.50%, 2/17/2009 (b)                                          175,000                                          175,442
4.36%, 8/ 2/2010 (b)                                          200,000                                          200,072
7.40%, 1/15/2011                                              325,000                                          357,995
Keycorp
4.39%, 7/23/2007 (b)                                          100,000                                          100,229
PNC Funding Corp
5.75%, 8/ 1/2006                                               85,000                                           85,413
4.50%, 3/10/2010                                              200,000                                          196,183
Wachovia Corp
3.72%, 7/20/2007 (b)                                          125,000                                          125,155
4.56%, 3/ 1/2012 (b)                                          200,000                                          199,802
Wells Fargo
4.52%, 3/10/2008 (b)                                          150,000                                          150,060
                                                                                                   --------------------
                                                                                                             1,590,351
                                                                                                   --------------------
Reinsurance (0.16%)
Berkshire Hathaway Finance Corp
4.75%, 5/15/2012                                              135,000                                          133,453
                                                                                                   --------------------

REITS - Apartments (0.21%)
Camden Property Trust
5.88%, 6/ 1/2007                                               70,000                                           70,602
4.38%, 1/15/2010                                               75,000                                           72,546
United Dominion Realty Trust Inc
4.50%, 3/ 3/2008                                               35,000                                           34,439
                                                                                                   --------------------
                                                                                                               177,587
                                                                                                   --------------------
REITS - Diversified (0.21%)
iStar Financial Inc
5.73%, 3/12/2007 (b)                                           75,000                                           75,775
4.83%, 3/ 3/2008 (b)                                          100,000                                           99,901
                                                                                                   --------------------
                                                                                                               175,676
                                                                                                   --------------------
REITS - Office Property (0.13%)
Brandywine Operating Partnership LP/PA
5.63%, 12/15/2010                                             105,000                                          105,078
                                                                                                   --------------------

REITS - Regional Malls (0.22%)
Simon Property Group LP
3.75%, 1/30/2009                                              150,000                                          143,955
4.60%, 6/15/2010                                               45,000                                           43,868
                                                                                                   --------------------
                                                                                                               187,823
                                                                                                   --------------------

REITS - Shopping Centers (0.26%)
Developers Diversified Realty Corp
3.88%, 1/30/2009                                              125,000                                          120,068
Kimco Realty Corp
4.45%, 8/ 1/2006 (b)                                          100,000                                          100,089
                                                                                                   --------------------
                                                                                                               220,157
                                                                                                   --------------------
Retail - Major Department Store (0.15%)
May Department Stores Co/The
3.95%, 7/15/2007                                              130,000                                          127,832
                                                                                                   --------------------

Retail - Restaurants (0.34%)
Yum! Brands Inc
8.50%, 4/15/2006                                              200,000                                          201,954
7.65%, 5/15/2008                                               75,000                                           79,158
                                                                                                   --------------------
                                                                                                               281,112
                                                                                                   --------------------
Savings & Loans - Thrifts (0.44%)
Amsouth Bank NA/Birmingham AL
2.82%, 11/ 3/2006                                              20,000                                           19,675
Washington Mutual Inc
4.65%, 3/20/2008 (b)                                           50,000                                           50,023
4.00%, 1/15/2009                                               50,000                                           48,494
4.45%, 1/15/2010 (b)                                          150,000                                          150,144
4.22%, 3/22/2012 (b)                                          100,000                                           99,572
                                                                                                   --------------------
                                                                                                               367,908
                                                                                                   --------------------
Sovereign (0.14%)
Mexico Government International Bond
8.38%, 1/14/2011                                              100,000                                          114,000
                                                                                                   --------------------

Special Purpose Banks (0.10%)
Korea Development Bank
7.25%, 5/15/2006                                               55,000                                           55,489
3.88%, 3/ 2/2009                                               25,000                                           24,188
                                                                                                   --------------------
                                                                                                                79,677
                                                                                                   --------------------
Special Purpose Entity (0.57%)
Fondo LatinoAmericano De Reservas
3.00%, 8/ 1/2006 (a)                                           75,000                                           74,216
Pricoa Global Funding I
4.68%, 12/22/2006 (a)(b)                                      200,000                                          200,422
Rio Tinto Finance USA Ltd
2.63%, 9/30/2008                                               60,000                                           56,517
Xlliac Global Funding
4.62%, 6/ 2/2008 (a)(b)                                       150,000                                          150,080
                                                                                                   --------------------
                                                                                                               481,235
                                                                                                   --------------------
Supranational Bank (0.25%)
Corp Andina de Fomento
4.51%, 6/16/2006 (b)                                          100,000                                           99,997
7.38%, 1/18/2011                                              100,000                                          109,729
                                                                                                   --------------------
                                                                                                               209,726
                                                                                                   --------------------
Telecommunication Services (0.31%)
Bellsouth Telecommunications
5.88%, 1/15/2009                                              100,000                                          102,353
TELUS Corp
7.50%, 6/ 1/2007                                              150,000                                          154,895
                                                                                                   --------------------
                                                                                                               257,248
                                                                                                   --------------------
Telephone - Integrated (1.43%)
AT&T Inc
4.39%, 6/ 5/2006 (a)                                          125,000                                          124,730
AT&T Inc (continued)
5.30%, 11/15/2010                                             125,000                                          125,379
British Telecommunications PLC
8.38%, 12/15/2010                                             150,000                                          170,754
France Telecom SA
7.20%, 3/ 1/2006 (b)                                           75,000                                           75,301
Sprint Capital Corp
7.13%, 1/30/2006                                              195,000                                          195,312
Telecom Italia Capital SA
4.00%, 11/15/2008                                              65,000                                           63,037
4.88%, 10/ 1/2010                                              95,000                                           93,137
4.73%, 2/ 1/2011 (b)                                          175,000                                          175,780
Telefonos de Mexico SA de CV
8.25%, 1/26/2006                                              100,000                                          100,200
4.50%, 11/19/2008                                              75,000                                           73,642
                                                                                                   --------------------
                                                                                                             1,197,272
                                                                                                   --------------------
Textile - Home Furnishings (0.05%)
Mohawk Industries Inc
6.50%, 4/15/2007                                               45,000                                           45,713
                                                                                                   --------------------

Transport - Rail (0.97%)
Burlington Northern RR Co
9.25%, 10/ 1/2006                                             150,000                                          154,647
CSX Corp
4.56%, 8/ 3/2006 (b)                                           58,000                                           58,079
6.25%, 10/15/2008                                             250,000                                          257,874
Norfolk Southern Corp
7.22%, 9/15/2006                                              100,000                                          101,665
6.00%, 4/30/2008                                               95,000                                           96,799
Union Pacific Corp
3.88%, 2/15/2009                                              150,000                                          144,924
                                                                                                   --------------------
                                                                                                               813,988
                                                                                                   --------------------
TOTAL BONDS                                                                                       $         68,987,608
                                                                                                   --------------------
U.S. GOVERNMENT &
GOVERNMENT AGENCY OBLIGATIONS (19.74%)
Federal Home Loan
Mortgage Corporation (FHLMC) (2.56%)
4.50%, 7/ 1/2010                                              146,971                                          144,350
4.00%, 9/ 1/2010                                               70,511                                           68,292
4.50%, 9/ 1/2010                                              122,510                                          120,325
4.50%, 11/ 1/2010                                             211,824                                          208,046
4.50%, 2/ 1/2011                                               76,242                                           74,810
4.50%, 4/ 1/2011                                              326,046                                          319,923
4.50%, 6/ 1/2011                                              164,105                                          161,589
4.50%, 10/ 1/2011                                             222,346                                          218,170
4.50%, 11/ 1/2011                                             264,567                                          259,598
4.61%, 1/ 1/2035 (b)                                          166,812                                          164,597
4.85%, 9/ 1/2035 (b)                                          404,086                                          402,922
                                                                                                   --------------------
                                                                                                             2,142,622
                                                                                                   --------------------
Federal National Mortgage Association (FNMA) (4.77%)
4.00%, 5/ 1/2010                                               50,358                                           48,701
4.50%, 5/ 1/2010                                               75,204                                           73,697
4.00%, 6/ 1/2010                                               29,762                                           28,783
4.50%, 6/ 1/2010                                              165,699                                          162,380
4.00%, 7/ 1/2010                                               39,107                                           37,821
4.00%, 8/ 1/2010                                               19,798                                           19,146
4.00%, 3/ 1/2011                                               73,412                                           70,906
4.50%, 5/ 1/2011                                              104,368                                          102,160
4.50%, 7/ 1/2011                                              191,656                                          187,601
4.50%, 8/ 1/2011                                              357,295                                          349,737

4.50%, 9/ 1/2011                                               67,511                                           66,083
3.63%, 12/ 1/2033 (b)                                         342,051                                          346,492
4.38%, 7/ 1/2034 (b)                                          401,109                                          396,205
4.28%, 8/ 1/2034 (b)                                          205,154                                          202,088
4.42%, 9/ 1/2034 (b)                                          302,682                                          298,689
2.69%, 1/ 1/2035 (b)                                          335,207                                          336,271
4.50%, 1/ 1/2035 (b)                                          250,333                                          246,457
2.94%, 2/ 1/2035 (b)                                          281,538                                          289,600
4.57%, 4/ 1/2035 (b)                                          430,878                                          425,170
3.58%, 6/ 1/2035 (b)                                          299,239                                          305,590
                                                                                                   --------------------
                                                                                                             3,993,577
                                                                                                   --------------------
U.S. Treasury (9.17%)
4.25%, 10/31/2007 (d)                                       4,350,000                                        4,337,255
3.88%, 5/15/2010 (d)                                          525,000                                          515,054
4.50%, 11/15/2010                                             300,000                                          301,617
4.88%, 2/15/2012                                            1,350,000                                        1,386,018
4.38%, 8/15/2012                                            1,150,000                                        1,149,865
                                                                                                   --------------------
                                                                                                             7,689,809
                                                                                                   --------------------
U.S. Treasury Inflation-Indexed Obligations (3.24%)
3.63%, 1/15/2008 (d)                                        2,281,087                                        2,342,302
0.88%, 4/15/2010 (d)                                          394,309                                          374,855
                                                                                                   --------------------
                                                                                                             2,717,157
                                                                                                   --------------------
TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS                                             $         16,543,165
                                                                                                   --------------------
SHORT TERM INVESTMENTS (0.73%)
Commercial Paper (0.73%)
COX Enterprises Inc
4.39%, 2/15/2006 (a)                                          250,000                                          250,000
Investment in Joint Trading Account;
General Electric Capital
4.15%, 1/ 3/2006                                              359,447                                          359,447
                                                                                                   --------------------
                                                                                                               609,447
                                                                                                   --------------------
TOTAL SHORT TERM INVESTMENTS                                                                      $            609,447
                                                                                                   --------------------
Total Investments                                                                                 $         86,140,220
Liabilities in Excess of Other Assets, Net - (2.77)%                                                       (2,318,104)
                                                                                                   --------------------
TOTAL NET ASSETS - 100.00%                                                                        $         83,822,116
                                                                                                   ====================
                                                                                                   --------------------

                                                                                                   ====================

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $6,243,454 or 7.45% of net assets.
(b)  Variable Rate
(c) Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $2,135,156 or 2.55% of net assets.
(d) Security or a portion of the security was pledged as collateral for reverse repurchase agreements. At the end of the period, the value of these securities totaled $3,390,671 or 4.05% of net assets.


Unrealized Appreciation (Depreciation)
Unrealized Appreciation                                    $             65,483
Unrealized Depreciation                                               (863,097)
                                                            --------------------
Net Unrealized Appreciation (Depreciation)                            (797,614)
Cost for federal income tax purposes                                 86,937,834

                                            SCHEDULE OF TOTAL RETURN SWAP AGREEMENTS
                                                                                           Unrealized
                                                                   Notional               Appreciation/
Description                                                         Amount               (Depreciation)
-----------------------------------------------------------------------------------------------------------
Receive a monthly return equal to the Lehman ERISA
Eligible CMBS Index and pay monthly a floating rate based         $1,000,000          $          4,891
on 1-month LIBOR less 5 basis points with Morgan Stanley.
Expires February 2006.



Portfolio Summary (unaudited)
--------------------------------------------------------------
Sector                                                Percent
--------------------------------------------------------------
Mortgage Securities                                    37.11%
Asset Backed Securities                                18.16%
Financial                                              15.95%
Government                                             15.88%
Communications                                          4.08%
Utilities                                               4.03%
Consumer, Non-cyclical                                  3.18%
Industrial                                              1.96%
Consumer, Cyclical                                      1.34%
Energy                                                  0.56%
Technology                                              0.32%
Basic Materials                                         0.20%
Liabilities in Excess of Other Assets, Net           (-2.77%)
                                            ------------------
TOTAL NET ASSETS                                      100.00%
                                            ==================

Other Assets Summary (unaudited)
--------------------------------------------------------------
Asset Type                                            Percent
--------------------------------------------------------------
Total Return Swaps                                      0.01%

Schedule of Investments
December 31, 2005
PVC - SmallCap Account
                                                                Shares
                                                                 Held                                       Value
                                                               ----------------------------------------------------------
COMMON STOCKS (99.49%)
Advertising Services (1.56%)
RH Donnelley Corp (a)                                            11,151                             $            687,125
Ventiv Health Inc (a)                                            33,444                                          789,947
                                                                                                     --------------------
                                                                                                               1,477,072
                                                                                                     --------------------
Airlines (0.23%)
Pinnacle Airlines Corp (a)                                       33,222                                          221,591
                                                                                                     --------------------

Applications Software (1.55%)
American Reprographics Co (a)                                    32,101                                          815,686
Mapinfo Corp (a)                                                 51,110                                          644,497
                                                                                                     --------------------
                                                                                                               1,460,183
                                                                                                     --------------------
Athletic Equipment (0.46%)
Nautilus Inc (b)                                                 23,413                                          436,887
                                                                                                     --------------------

Auto/Truck Parts & Equipment - Original (0.56%)
Tenneco Inc (a)                                                  27,126                                          531,941
                                                                                                     --------------------

Auto/Truck Parts & Equipment - Replacement (0.42%)
Commercial Vehicle Group Inc (a)                                 21,375                                          401,422
                                                                                                     --------------------

Building - Mobil Home & Manufactured Housing (1.34%)
Champion Enterprises Inc (a)                                     41,805                                          569,384
Thor Industries Inc                                              17,292                                          692,891
                                                                                                     --------------------
                                                                                                               1,262,275
                                                                                                     --------------------
Building Products - Cement & Aggregate (0.85%)
Eagle Materials Inc                                               6,530                                          799,011
                                                                                                     --------------------

Building Products - Light Fixtures (0.89%)
Genlyte Group Inc (a)                                            15,735                                          842,924
                                                                                                     --------------------

Building Products - Wood (0.97%)
Universal Forest Products Inc                                    16,502                                          911,735
                                                                                                     --------------------

Cable TV (0.63%)
Lodgenet Entertainment Corp (a)                                  42,768                                          596,186
                                                                                                     --------------------

Casino Hotels (0.77%)
Ameristar Casinos Inc                                            32,076                                          728,125
                                                                                                     --------------------

Cellular Telecommunications (0.59%)
Ubiquitel Inc (a)                                                56,355                                          557,351
                                                                                                     --------------------

Chemicals - Diversified (0.87%)
FMC Corp (a)                                                     15,504                                          824,348
                                                                                                     --------------------

Commercial Banks (8.49%)
Alabama National Bancorporation                                  11,158                                          722,592
Associated Banc-Corp                                              8,779                                          285,756
Capital Corp of the West                                         21,876                                          709,876
Center Financial Corp                                            31,598                                          795,006

City Holding Co                                                  18,719                                          672,948
Community Trust Bancorp Inc                                      13,625                                          418,969
First Midwest Bancorp Inc/IL                                     10,006                                          350,810
Greene County Bancshares Inc                                      6,506                                          178,004
Placer Sierra Bancshares                                         27,887                                          772,749
Preferred Bank/Los Angeles CA                                     3,462                                          154,059
Southwest Bancorp Inc/Stillwater OK                              19,220                                          384,400
Taylor Capital Group Inc                                         18,315                                          739,926
Union Bankshares Corp/VA                                         12,084                                          520,820
Vineyard National Bancorp - Warrants (a)(c)(d)                    3,122                                           18,233
West Coast Bancorp/OR                                            21,380                                          565,501
Wilshire Bancorp Inc                                             42,652                                          733,188
                                                                                                     --------------------
                                                                                                               8,022,837
                                                                                                     --------------------
Computer Aided Design (0.78%)
Ansys Inc (a)                                                    17,334                                          739,988
                                                                                                     --------------------

Computer Services (0.65%)
CACI International Inc (a)                                       10,676                                          612,589
                                                                                                     --------------------

Computers  -Memory Devices (0.45%)
Hutchinson Technology Inc (a)                                    14,864                                          422,881
                                                                                                     --------------------

Consulting Services (0.35%)
Huron Consulting Group Inc (a)                                   13,979                                          335,356
                                                                                                     --------------------

Consumer Products - Miscellaneous (0.59%)
Central Garden and Pet Co (a)                                    12,201                                          560,514
                                                                                                     --------------------

Cosmetics & Toiletries (1.37%)
Chattem Inc (a)                                                  12,201                                          443,994
Parlux Fragrances Inc (a)(b)                                     27,887                                          851,390
                                                                                                     --------------------
                                                                                                               1,295,384
                                                                                                     --------------------
Data Processing & Management (1.43%)
Global Payments Inc                                              17,880                                          833,387
infoUSA Inc                                                      46,931                                          512,956
                                                                                                     --------------------
                                                                                                               1,346,343
                                                                                                     --------------------
Dental Supplies & Equipment (0.98%)
Sybron Dental Specialties Inc (a)                                23,322                                          928,449
                                                                                                     --------------------

Distribution & Wholesale (1.19%)
Aviall Inc (a)                                                   18,586                                          535,277
United Stationers Inc (a)                                        12,209                                          592,136
                                                                                                     --------------------
                                                                                                               1,127,413
                                                                                                     --------------------
Drug Delivery Systems (0.51%)
Nastech Pharmaceutical Co Inc (a)(b)                             32,516                                          478,635
                                                                                                     --------------------

Educational Software (0.84%)
Blackboard Inc (a)                                               27,426                                          794,805
                                                                                                     --------------------

Electric - Integrated (1.29%)
PNM Resources Inc                                                18,301                                          448,192
WPS Resources Corp                                               13,946                                          771,353
                                                                                                     --------------------
                                                                                                               1,219,545
                                                                                                     --------------------
Electronic Components - Semiconductors (2.79%)
Ikanos Communications Inc (a)                                    28,697                                          422,994
MEMC Electronic Materials Inc (a)                                29,021                                          643,396

Microsemi Corp (a)                                               28,417                                          786,014
Omnivision Technologies Inc (a)(b)                               29,572                                          590,257
Saifun Semiconductors Ltd (a)                                     6,219                                          195,712
                                                                                                     --------------------
                                                                                                               2,638,373
                                                                                                     --------------------
Electronic Measurement Instruments (1.02%)
LeCroy Corp (a)                                                  28,092                                          429,527
Trimble Navigation Ltd (a)                                       14,936                                          530,078
                                                                                                     --------------------
                                                                                                                 959,605
                                                                                                     --------------------
Energy - Alternate Sources (1.11%)
Sunpower Corp (a)(b)                                             30,921                                        1,051,005
                                                                                                     --------------------

Entertainment Software (0.42%)
Activision Inc (a)                                               29,050                                          399,147
                                                                                                     --------------------

E-Services - Consulting (1.03%)
Websense Inc (a)                                                 14,781                                          970,225
                                                                                                     --------------------

Footwear & Related Apparel (0.93%)
Wolverine World Wide Inc                                         38,954                                          874,907
                                                                                                     --------------------

Gas - Distribution (1.63%)
Energen Corp                                                     30,607                                        1,111,646
UGI Corp                                                         20,695                                          426,317
                                                                                                     --------------------
                                                                                                               1,537,963
                                                                                                     --------------------
Human Resources (1.56%)
Korn/Ferry International (a)                                     37,113                                          693,642
Labor Ready Inc (a)                                              37,464                                          780,000
                                                                                                     --------------------
                                                                                                               1,473,642
                                                                                                     --------------------
Internet Security (0.45%)
Internet Security Systems (a)                                    20,378                                          426,919
                                                                                                     --------------------

Internet Telephony (0.61%)
j2 Global Communications Inc (a)                                 13,512                                          577,503
                                                                                                     --------------------

Intimate Apparel (0.71%)
Warnaco Group Inc/The (a)                                        25,102                                          670,725
                                                                                                     --------------------

Investment Companies (1.58%)
Apollo Investment Corp                                           45,779                                          820,818
Ares Capital Corp                                                41,816                                          671,983
                                                                                                     --------------------
                                                                                                               1,492,801
                                                                                                     --------------------
Machinery - Construction & Mining (1.57%)
Astec Industries Inc (a)                                         23,239                                          758,986
JLG Industries Inc                                               15,803                                          721,565
                                                                                                     --------------------
                                                                                                               1,480,551
                                                                                                     --------------------
Machinery - General Industry (1.87%)
Gardner Denver Inc (a)                                           14,242                                          702,131
IDEX Corp                                                        11,205                                          460,637
Middleby Corp (a)                                                 6,966                                          602,559
                                                                                                     --------------------
                                                                                                               1,765,327
                                                                                                     --------------------
Machinery Tools & Related Products (0.79%)
Kennametal Inc                                                   14,660                                          748,246
                                                                                                     --------------------


Medical  - Outpatient & Home Medical Care (0.96%)
Amedisys Inc (a)(b)                                              21,480                                          907,315
                                                                                                     --------------------

Medical - Biomedical/Gene (1.90%)
Immunogen Inc (a)                                                51,107                                          262,179
Incyte Corp (a)                                                  92,921                                          496,198
Lexicon Genetics Inc (a)                                         93,733                                          342,125
Myriad Genetics Inc (a)                                          18,587                                          386,610
Serologicals Corp (a)                                            15,799                                          311,872
                                                                                                     --------------------
                                                                                                               1,798,984
                                                                                                     --------------------
Medical - Drugs (1.48%)
Cephalon Inc (a)                                                 13,941                                          902,541
Dusa Pharmaceuticals Inc (a)(b)                                  46,451                                          500,277
                                                                                                     --------------------
                                                                                                               1,402,818
                                                                                                     --------------------
Medical - HMO (0.98%)
Sierra Health Services Inc (a)                                   11,546                                          923,218
                                                                                                     --------------------

Medical - Hospitals (0.53%)
LifePoint Hospitals Inc (a)                                      13,336                                          500,100
                                                                                                     --------------------

Medical Information Systems (0.66%)
Dendrite International Inc (a)                                   43,145                                          621,719
                                                                                                     --------------------

Medical Instruments (0.46%)
Symmetry Medical Inc (a)                                         22,499                                          436,256
                                                                                                     --------------------

Medical Products (1.32%)
PolyMedica Corp                                                  17,060                                          570,998
Syneron Medical Ltd (a)(b)                                       21,274                                          675,450
                                                                                                     --------------------
                                                                                                               1,246,448
                                                                                                     --------------------
Metal Processors & Fabrication (0.54%)
Commercial Metals Co                                             13,630                                          511,670
                                                                                                     --------------------

Miscellaneous Manufacturers (0.80%)
Freightcar America Inc                                           15,806                                          759,952
                                                                                                     --------------------

Multimedia (0.41%)
Journal Communications Inc                                       27,737                                          386,931
                                                                                                     --------------------

Networking Products (1.25%)
Anixter International Inc                                        15,591                                          609,920
Black Box Corp                                                   12,086                                          572,635
                                                                                                     --------------------
                                                                                                               1,182,555
                                                                                                     --------------------
Non-Ferrous Metals (0.75%)
RTI International Metals Inc (a)                                 18,587                                          705,377
                                                                                                     --------------------

Office Automation & Equipment (0.41%)
Global Imaging Systems Inc (a)                                   11,166                                          386,679
                                                                                                     --------------------

Oil - Field Services (1.38%)
Cal Dive International Inc (a)                                   20,446                                          733,807
Global Industries Ltd (a)                                        50,000                                          567,500
                                                                                                     --------------------
                                                                                                               1,301,307
                                                                                                     --------------------
Oil & Gas Drilling (1.60%)
Grey Wolf Inc (a)                                                73,203                                          565,859

Helmerich & Payne Inc                                            15,247                                          943,942
                                                                                                     --------------------
                                                                                                               1,509,801
                                                                                                     --------------------
Oil Company - Exploration & Production (2.42%)
Berry Petroleum Co                                               14,698                                          840,725
KCS Energy Inc (a)                                               27,882                                          675,302
St Mary Land & Exploration Co                                    21,012                                          773,452
                                                                                                     --------------------
                                                                                                               2,289,479
                                                                                                     --------------------
Oil Refining & Marketing (0.79%)
Frontier Oil Corp                                                20,001                                          750,637
                                                                                                     --------------------

Physical Therapy & Rehabilitation Centers (0.80%)
PainCare Holdings Inc (a)(b)                                    232,254                                          757,148
                                                                                                     --------------------

Physician Practice Management (0.80%)
Pediatrix Medical Group Inc (a)                                   8,503                                          753,111
                                                                                                     --------------------

Poultry (0.58%)
Gold Kist Inc (a)                                                36,855                                          550,982
                                                                                                     --------------------

Printing - Commercial (0.75%)
Consolidated Graphics Inc (a)                                    14,886                                          704,703
                                                                                                     --------------------

Private Corrections (0.84%)
Geo Group Inc/The (a)                                            34,562                                          792,507
                                                                                                     --------------------

Property & Casualty Insurance (2.69%)
Arch Capital Group Ltd (a)                                       18,644                                        1,020,759
CRM Holdings Ltd (a)                                             58,190                                          757,052
Stewart Information Services Corp                                15,764                                          767,234
                                                                                                     --------------------
                                                                                                               2,545,045
                                                                                                     --------------------
Publicly Traded Investment Fund (1.04%)
iShares Nasdaq Biotechnology Index Fund                           9,289                                          718,039
iShares S&P SmallCap 600 Index Fund (b)                           4,649                                          268,573
                                                                                                     --------------------
                                                                                                                 986,612
                                                                                                     --------------------
Recycling (0.78%)
Aleris International Inc (a)                                     22,767                                          734,008
                                                                                                     --------------------

Reinsurance (0.84%)
Max Re Capital Ltd                                               30,548                                          793,332
                                                                                                     --------------------

REITS - Diversified (1.28%)
CentraCore Properties Trust                                      21,380                                          574,480
Entertainment Properties Trust                                   15,669                                          638,512
                                                                                                     --------------------
                                                                                                               1,212,992
                                                                                                     --------------------
REITS - Hotels (0.83%)
Equity Inns Inc                                                  57,618                                          780,724
                                                                                                     --------------------

REITS - Mortgage (2.69%)
American Home Mortgage Investment Corp                           16,479                                          536,721
Deerfield Triarc Capital Corp                                    55,793                                          764,364
Gramercy Capital Corp/New York                                   27,860                                          634,651
KKR Financial Corp                                               25,300                                          606,947
                                                                                                     --------------------
                                                                                                               2,542,683
                                                                                                     --------------------
REITS - Office Property (0.87%)
Brandywine Realty Trust                                          12,141                                          338,855

Columbia Equity Trust Inc                                        30,191                                          487,585
                                                                                                     --------------------
                                                                                                                 826,440
                                                                                                     --------------------
REITS - Shopping Centers (1.36%)
Ramco-Gershenson Properties                                      15,326                                          408,438
Urstadt Biddle Properties Inc                                    53,915                                          873,962
                                                                                                     --------------------
                                                                                                               1,282,400
                                                                                                     --------------------
REITS - Single Tenant (0.43%)
Agree Realty Corp                                                13,936                                          402,750
                                                                                                     --------------------

Resorts & Theme Parks (1.13%)
Bluegreen Corp (a)                                               32,170                                          508,286
Vail Resorts Inc (a)                                             16,866                                          557,084
                                                                                                     --------------------
                                                                                                               1,065,370
                                                                                                     --------------------
Respiratory Products (0.98%)
Respironics Inc (a)                                              24,909                                          923,377
                                                                                                     --------------------

Retail - Apparel & Shoe (3.09%)
Burlington Coat Factory Warehouse Corp                           12,078                                          485,656
Charming Shoppes Inc (a)                                         46,468                                          613,378
Genesco Inc (a)                                                  19,125                                          741,859
Men's Wearhouse Inc (a)                                          25,000                                          736,000
Stein Mart Inc                                                   18,666                                          338,788
                                                                                                     --------------------
                                                                                                               2,915,681
                                                                                                     --------------------
Retail - Restaurants (1.43%)
California Pizza Kitchen Inc (a)                                 20,329                                          649,918
Ihop Corp                                                        14,876                                          697,833
                                                                                                     --------------------
                                                                                                               1,347,751
                                                                                                     --------------------
Retail - Sporting Goods (0.81%)
Sports Authority Inc/The (a)                                     24,628                                          766,670
                                                                                                     --------------------

Savings & Loans - Thrifts (1.17%)
PFF Bancorp Inc                                                  23,239                                          709,254
WSFS Financial Corp                                               6,422                                          393,348
                                                                                                     --------------------
                                                                                                               1,102,602
                                                                                                     --------------------
Semiconductor Component - Integrated Circuits (1.52%)
Genesis Microchip Inc (a)                                        20,437                                          369,705
Integrated Device Technology Inc (a)                             37,158                                          489,743
Micrel Inc (a)                                                   32,514                                          377,162
Sigmatel Inc (a)                                                 15,009                                          196,618
                                                                                                     --------------------
                                                                                                               1,433,228
                                                                                                     --------------------
Semiconductor Equipment (0.44%)
ATMI Inc (a)                                                     14,803                                          414,040
                                                                                                     --------------------

Steel - Producers (0.85%)
Carpenter Technology Corp                                        11,336                                          798,848
                                                                                                     --------------------

Steel Pipe & Tube (0.66%)
NS Group Inc (a)                                                 14,870                                          621,715
                                                                                                     --------------------

Telecommunication Equipment (1.03%)
Comtech Telecommunications Corp (a)                              21,968                                          670,903
Terayon Communication Systems Inc (a)                           130,056                                          300,429
                                                                                                     --------------------
                                                                                                                 971,332
                                                                                                     --------------------

Therapeutics (0.33%)
Dov Pharmaceutical Inc (a)(b)                                    21,372                                          313,741
                                                                                                     --------------------

Transactional Software (0.72%)
Transaction Systems Architects Inc (a)                           23,510                                          676,853
                                                                                                     --------------------

Transport - Marine (0.90%)
OMI Corp                                                         23,613                                          428,576
Overseas Shipholding Group                                        8,338                                          420,152
                                                                                                     --------------------
                                                                                                                 848,728
                                                                                                     --------------------
Transport - Services (0.53%)
HUB Group Inc (a)                                                14,273                                          504,551
                                                                                                     --------------------
TOTAL COMMON STOCKS                                                                                 $         93,993,899
                                                                                                     --------------------
                                                               Principa
                                                                Amount                                      Value
                                                               ----------------------------------------------------------
SHORT TERM INVESTMENTS (0.37%)
Commercial Paper (0.37%)
Investment in Joint Trading Account;
General Electric Capital
4.15%, 1/ 3/2006                                                345,051                                          345,051
                                                                                                     --------------------
TOTAL SHORT TERM INVESTMENTS                                                                        $            345,051
                                                                                                     --------------------
REPURCHASE AGREEMENTS (7.09%)
Morgan Stanley; 3.59%; dated 12/30/2005
maturing 1/3/2006                                             6,703,941                                       6,701,000
(collateralized by U.S. Treasury Strips; $6,835,020;
8/15/2025 -
11/15/2026)  (e)
                                                                                                     --------------------


TOTAL REPURCHASE AGREEMENTS                                                                         $          6,701,000
                                                                                                     --------------------
Total Investments                                                                                   $        101,039,950
Liabilities in Excess of Other Assets, Net - (6.95)%                                                         (6,564,018)
                                                                                                     --------------------
TOTAL NET ASSETS - 100.00%                                                                          $         94,475,932
                                                                                                     ====================
                                                                                                     --------------------

                                                                                                     ====================

(a)  Non-Income Producing Security
(b)  Security or a portion of the security was on loan at the end of the period.
(c) Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $18,233 or 0.02% of net assets.
(d)  Security is Illiquid
(e)  Security was purchased with the cash proceeds from securities loans.


Unrealized Appreciation (Depreciation)
Unrealized Appreciation                              $         13,931,368
Unrealized Depreciation                                       (3,623,323)
                                                      --------------------
Net Unrealized Appreciation (Depreciation)                     10,308,045
Cost for federal income tax purposes                           90,731,905

Portfolio Summary (unaudited)
--------------------------------------------------------------------------
Sector                                                            Percent
--------------------------------------------------------------------------
Financial                                                          29.69%
Consumer, Non-cyclical                                             18.08%
Consumer, Cyclical                                                 13.07%
Technology                                                         12.65%
Industrial                                                         12.16%
Communications                                                      7.56%
Energy                                                              7.31%
Utilities                                                           2.92%
Basic Materials                                                     2.47%
Funds                                                               1.04%
Liabilities in Excess of Other Assets, Net                       (-6.95%)
                                                      --------------------
TOTAL NET ASSETS                                                  100.00%
                                                      ====================

Schedule of Investments
December 31, 2005
PVC - SmallCap Growth Account
                                                          Shares
                                                           Held                                       Value
                                                         ----------------------------------------------------------
COMMON STOCKS (96.98%)
Aerospace & Defense Equipment (0.72%)
AAR Corp (a)                                                 3,600                            $             86,220
BE Aerospace Inc (a)                                        17,800                                         391,600
                                                                                               --------------------
                                                                                                           477,820
                                                                                               --------------------
Apparel Manufacturers (1.15%)
Maidenform Brands Inc (a)                                    4,500                                          56,970
Phillips-Van Heusen                                         21,900                                         709,560
                                                                                               --------------------
                                                                                                           766,530
                                                                                               --------------------
Applications Software (2.40%)
MRO Software Inc (a)                                        11,411                                         160,210
Progress Software Corp (a)                                  32,500                                         922,350
Verint Systems Inc (a)                                      15,000                                         517,050
                                                                                               --------------------
                                                                                                         1,599,610
                                                                                               --------------------
Athletic Equipment (0.58%)
Nautilus Inc (b)                                            20,600                                         384,396
                                                                                               --------------------

Auto/Truck Parts & Equipment - Original (0.39%)
American Axle & Manufacturing Holdings                      14,300                                         262,119
                                                                                               --------------------

Beverages - Non-alcoholic (0.91%)
Cott Corp (a)                                               16,700                                         245,490
Hansen Natural Corp (a)(b)                                   4,600                                         362,526
                                                                                               --------------------
                                                                                                           608,016
                                                                                               --------------------
Building - Residential & Commercial (1.50%)
Hovnanian Enterprises Inc (a)                               10,200                                         506,328
Technical Olympic USA Inc                                   23,300                                         491,397
                                                                                               --------------------
                                                                                                           997,725
                                                                                               --------------------
Building Products - Cement & Aggregate (0.13%)
Eagle Materials Inc                                            700                                          85,652
                                                                                               --------------------

Building Products - Light Fixtures (0.75%)
Genlyte Group Inc (a)                                        9,300                                         498,201
                                                                                               --------------------

Cellular Telecommunications (0.10%)
Ubiquitel Inc (a)                                            6,600                                          65,274
                                                                                               --------------------

Commercial Banks (2.62%)
MB Financial Inc                                             4,400                                         155,760
Mercantile Bank Corp                                         3,829                                         147,417
Prosperity Bancshares Inc                                    3,400                                          97,716
Texas Capital Bancshares Inc (a)                             7,700                                         172,557
UCBH Holdings Inc                                           47,240                                         844,651
Wilshire Bancorp Inc                                         9,043                                         155,449
Yardville National Bancorp                                   5,000                                         173,250
                                                                                               --------------------
                                                                                                         1,746,800
                                                                                               --------------------
Commercial Services (0.13%)
Providence Service Corp/The (a)                              3,000                                          86,370
                                                                                               --------------------


Communications Software (0.25%)
Avid Technology Inc (a)                                      3,000                                         164,280
                                                                                               --------------------

Computer Aided Design (0.31%)
Ansys Inc (a)                                                4,900                                         209,181
                                                                                               --------------------

Computer Services (3.53%)
CACI International Inc (a)                                  13,770                                         790,123
Cognizant Technology Solutions Corp (a)                     21,340                                       1,074,469
Factset Research Systems Inc                                10,490                                         431,768
Kanbay International Inc (a)                                 3,400                                          54,026
                                                                                               --------------------
                                                                                                         2,350,386
                                                                                               --------------------
Computers - Integrated Systems (1.32%)
Micros Systems Inc (a)                                      12,193                                         589,166
Radisys Corp (a)                                            16,600                                         287,844
                                                                                               --------------------
                                                                                                           877,010
                                                                                               --------------------
Consulting Services (1.31%)
CRA International Inc (a)                                   12,500                                         596,125
DiamondCluster International Inc (a)                        18,600                                         147,684
Navigant Consulting Inc (a)                                  5,900                                         129,682
                                                                                               --------------------
                                                                                                           873,491
                                                                                               --------------------
Consumer Products - Miscellaneous (1.11%)
Central Garden and Pet Co (a)                               12,800                                         588,032
Prestige Brands Holdings Inc (a)                            12,000                                         150,000
                                                                                               --------------------
                                                                                                           738,032
                                                                                               --------------------
Data Processing & Management (0.66%)
Fair Isaac Corp                                              9,900                                         437,283
                                                                                               --------------------

Decision Support Software (0.11%)
SPSS Inc (a)                                                 2,300                                          71,139
                                                                                               --------------------

Diagnostic Equipment (1.51%)
Adeza Biomedical Corp (a)                                    2,800                                          58,940
Gen-Probe Inc (a)                                            9,100                                         443,989
Immucor Inc (a)                                             14,900                                         348,064
Neurometrix Inc (a)                                          5,600                                         152,768
                                                                                               --------------------
                                                                                                         1,003,761
                                                                                               --------------------
Distribution & Wholesale (2.05%)
Aviall Inc (a)                                               6,100                                         175,680
Beacon Roofing Supply Inc (a)                                7,900                                         226,967
LKQ Corp (a)                                                 6,700                                         231,954
WESCO International Inc (a)                                 17,100                                         730,683
                                                                                               --------------------
                                                                                                         1,365,284
                                                                                               --------------------
Diversified Manufacturing Operations (1.54%)
ESCO Technologies Inc (a)                                   23,000                                       1,023,270
                                                                                               --------------------

Drug Delivery Systems (0.55%)
I-Flow Corp (a)                                              2,200                                          32,164
Penwest Pharmaceuticals Co (a)                              17,000                                         331,840
                                                                                               --------------------
                                                                                                           364,004
                                                                                               --------------------
E-Commerce - Products (0.70%)
Nutri/System Inc (a)(b)                                     13,000                                         468,260
                                                                                               --------------------

Educational Software (0.49%)
Blackboard Inc (a)                                          11,300                                         327,474
                                                                                               --------------------

Electronic Components - Miscellaneous (1.13%)
Benchmark Electronics Inc (a)                               22,350                                         751,631
                                                                                               --------------------

Electronic Components - Semiconductors (2.90%)
Cree Inc (a)(b)                                              6,200                                         156,488
Fairchild Semiconductor International Inc (a)                7,100                                         120,061
Ikanos Communications Inc (a)                                9,300                                         137,082
Microsemi Corp (a)                                          37,000                                       1,023,420
Mindspeed Technologies Inc (a)                              13,400                                          31,490
Silicon Image Inc (a)                                       41,000                                         371,050
Zoran Corp (a)                                               5,900                                          95,639
                                                                                               --------------------
                                                                                                         1,935,230
                                                                                               --------------------
Electronic Design Automation (0.19%)
Ansoft Corp (a)                                              3,700                                         125,985
                                                                                               --------------------

Electronic Security Devices (0.31%)
American Science & Engineering Inc (a)                       3,300                                         205,821
                                                                                               --------------------

Electronics - Military (1.09%)
Engineered Support Systems Inc                              17,418                                         725,286
                                                                                               --------------------

E-Marketing & Information (0.26%)
24/7 Real Media Inc (a)                                     23,213                                         170,383
                                                                                               --------------------

Energy - Alternate Sources (0.34%)
KFX Inc (a)(b)                                              13,300                                         227,563

                                                                                                           227,563
                                                                                               --------------------
Engineering - Research & Development Services (0.48%)
EMCOR Group Inc (a)                                          4,700                                         317,391
                                                                                               --------------------

Enterprise Software & Services (0.50%)
Hyperion Solutions Corp (a)                                  1,000                                          35,820
Opnet Technologies Inc (a)                                  11,400                                         104,766
Ultimate Software Group Inc (a)                             10,200                                         194,514
                                                                                               --------------------
                                                                                                           335,100
                                                                                               --------------------
Entertainment Software (0.36%)
THQ Inc (a)                                                 10,155                                         242,197
                                                                                               --------------------

E-Services - Consulting (0.34%)
Digital Insight Corp (a)                                     6,602                                         211,396
GSI Commerce Inc (a)                                         1,000                                          15,090
                                                                                               --------------------
                                                                                                           226,486
                                                                                               --------------------
Fiduciary Banks (1.02%)
Investors Financial Services Corp                           18,500                                         681,355
                                                                                               --------------------

Finance - Other Services (0.10%)
IntercontinentalExchange Inc (a)                             1,900                                          69,065
                                                                                               --------------------

Hotels & Motels (1.03%)
Orient-Express Hotels Ltd                                   21,700                                         683,984
                                                                                               --------------------

Housewares (0.15%)
Lifetime Brands Inc                                          4,700                                          97,149
                                                                                               --------------------


Human Resources (1.50%)
Gevity HR Inc                                                5,550                                         142,746
Korn/Ferry International (a)                                10,500                                         196,245
Labor Ready Inc (a)                                         31,700                                         659,994
                                                                                               --------------------
                                                                                                           998,985
                                                                                               --------------------
Industrial Automation & Robots (0.89%)
Cognex Corp                                                 19,600                                         589,764
                                                                                               --------------------

Industrial Gases (0.77%)
Airgas Inc                                                  15,500                                         509,950
                                                                                               --------------------

Instruments - Controls (0.26%)
Photon Dynamics Inc (a)                                      9,500                                         173,660
                                                                                               --------------------

Internet Connectivity Services (0.30%)
Redback Networks Inc (a)                                    14,400                                         202,464
                                                                                               --------------------

Internet Content - Information & News (0.43%)
iVillage Inc (a)                                            36,000                                         288,720
                                                                                               --------------------

Internet Infrastructure Equipment (0.25%)
Avocent Corp (a)                                             6,200                                         168,578
                                                                                               --------------------

Internet Infrastructure Software (0.17%)
Opsware Inc (a)                                             17,000                                         115,430
                                                                                               --------------------

Internet Security (0.97%)
RSA Security Inc (a)                                        23,100                                         259,413
Secure Computing Corp (a)(b)                                29,000                                         355,540
Vasco Data Security International (a)(b)                     3,500                                          34,510
                                                                                               --------------------
                                                                                                           649,463
                                                                                               --------------------
Internet Telephony (0.08%)
j2 Global Communications Inc (a)                             1,300                                          55,562
                                                                                               --------------------

Investment Management & Advisory Services (0.21%)
Calamos Asset Management Inc                                 4,504                                         141,651
                                                                                               --------------------

Lasers - Systems & Components (0.41%)
II-VI Inc (a)                                               15,121                                         270,212
                                                                                               --------------------

Machinery - Construction & Mining (0.84%)
JLG Industries Inc                                          12,300                                         561,618
                                                                                               --------------------

Machinery - General Industry (1.31%)
Middleby Corp (a)                                            5,900                                         510,350
Wabtec Corp                                                 13,600                                         365,840
                                                                                               --------------------
                                                                                                           876,190
                                                                                               --------------------
Machinery Tools & Related Products (0.32%)
Kennametal Inc                                               4,200                                         214,368
                                                                                               --------------------

Medical  - Outpatient & Home Medical Care (0.27%)
NovaMed Inc (a)                                             12,636                                          82,504
Radiation Therapy Services Inc (a)(b)                        2,800                                          98,868
                                                                                               --------------------
                                                                                                           181,372
                                                                                               --------------------
Medical - Biomedical/Gene (3.70%)
Affymetrix Inc (a)                                           5,900                                         281,725

Alexion Pharmaceuticals Inc (a)                             11,400                                         230,850
Charles River Laboratories International (a)                 4,972                                         210,664
Digene Corp (a)                                              5,600                                         163,352
Illumina Inc (a)                                            12,500                                         176,250
Incyte Corp (a)                                             27,200                                         145,248
Keryx Biopharmaceuticals Inc (a)                            13,400                                         196,176
Lifecell Corp (a)                                            7,100                                         135,397
Protein Design Labs Inc (a)                                 13,000                                         369,460
Serologicals Corp (a)                                        5,900                                         116,466
Telik Inc (a)                                               26,100                                         443,439
                                                                                               --------------------
                                                                                                         2,469,027
                                                                                               --------------------
Medical - Drugs (1.31%)
Cubist Pharmaceuticals Inc (a)                               8,000                                         170,000
First Horizon Pharmaceutical Corp (a)                       24,300                                         419,175
Salix Pharmaceuticals Ltd (a)                               10,000                                         175,800
Vaxgen Inc (a)(b)                                           12,200                                         106,750
                                                                                               --------------------
                                                                                                           871,725
                                                                                               --------------------
Medical - Generic Drugs (0.16%)
Taro Pharmaceuticals Industries (a)(b)                       7,800                                         108,966
                                                                                               --------------------

Medical - Hospitals (1.33%)
Horizon Health Corp (a)                                      8,400                                         190,092
Symbion Inc (a)                                              3,400                                          78,200
United Surgical Partners International (a)                  19,250                                         618,887
                                                                                               --------------------
                                                                                                           887,179
                                                                                               --------------------
Medical Imaging Systems (0.45%)
Merge Technologies Inc (a)                                  12,100                                         302,984
                                                                                               --------------------

Medical Instruments (0.92%)
Arthrocare Corp (a)                                         14,600                                         615,244
                                                                                               --------------------

Medical Laboratory & Testing Service (0.15%)
Bio-Reference Labs Inc (a)                                   5,200                                          97,812
                                                                                               --------------------

Medical Products (2.89%)
Inamed Corp (a)                                             13,150                                       1,152,992
ThermoGenesis Corp (a)                                      21,200                                         102,396
Viasys Healthcare Inc (a)                                   26,200                                         673,340
                                                                                               --------------------
                                                                                                         1,928,728
                                                                                               --------------------
Metal Processors & Fabrication (0.12%)
Sun Hydraulics Corp                                          4,300                                          83,119
                                                                                               --------------------

Motion Pictures & Services (0.21%)
Lions Gate Entertainment Corp (a)(b)                        18,500                                         142,080
                                                                                               --------------------

Networking Products (1.24%)
Atheros Communications Inc (a)                              11,800                                         153,400
Foundry Networks Inc (a)                                    22,500                                         310,725
Ixia (a)                                                    16,300                                         240,914
Netgear Inc (a)                                              6,300                                         121,275
                                                                                               --------------------
                                                                                                           826,314
                                                                                               --------------------
Office Automation & Equipment (0.15%)
Global Imaging Systems Inc (a)                               2,900                                         100,427
                                                                                               --------------------

Oil - Field Services (2.31%)
Allis-Chalmers Energy Inc (a)                                4,100                                          51,045
Cal Dive International Inc (a)                               6,400                                         229,696
Hornbeck Offshore Services Inc (a)                           2,400                                          78,480
Oceaneering International Inc (a)                              900                                          44,802
Superior Energy Services (a)                                 6,300                                         132,615
Tetra Technologies Inc (a)                                  32,925                                       1,004,871
                                                                                               --------------------
                                                                                                         1,541,509
                                                                                               --------------------
Oil & Gas Drilling (1.50%)
Grey Wolf Inc (a)                                           31,000                                         239,630
Patterson-UTI Energy Inc                                    20,000                                         659,000
Pioneer Drilling Co (a)                                      5,500                                          98,615
                                                                                               --------------------
                                                                                                           997,245
                                                                                               --------------------
Oil Company - Exploration & Production (2.37%)
Carrizo Oil & Gas Inc (a)                                    3,840                                          94,886
KCS Energy Inc (a)                                          33,600                                         813,792
Quicksilver Resources Inc (a)                               15,950                                         670,060
                                                                                               --------------------
                                                                                                         1,578,738
                                                                                               --------------------
Oil Field Machinery & Equipment (0.45%)
Dresser-Rand Group Inc (a)                                  12,300                                         297,414
                                                                                               --------------------

Patient Monitoring Equipment (0.65%)
Aspect Medical Systems Inc (a)                              12,600                                         432,810
                                                                                               --------------------

Physical Therapy & Rehabilitation Centers (1.90%)
Psychiatric Solutions Inc (a)                               21,599                                       1,268,725
                                                                                               --------------------

Physician Practice Management (1.90%)
Pediatrix Medical Group Inc (a)                             14,330                                       1,269,208
                                                                                               --------------------

Property & Casualty Insurance (0.76%)
Philadelphia Consolidated Holding Co (a)                     1,553                                         150,160
Selective Insurance Group                                    4,900                                         260,190
United America Indemnity Ltd (a)                             5,300                                          97,308
                                                                                               --------------------
                                                                                                           507,658
                                                                                               --------------------
Publicly Traded Investment Fund (1.70%)
iShares Russell 2000 Index Fund (b)                         17,000                                       1,133,900
                                                                                               --------------------

REITS - Diversified (0.22%)
Entertainment Properties Trust                               3,600                                         146,700
                                                                                               --------------------

REITS - Healthcare (1.09%)
Ventas Inc                                                  22,700                                         726,854
                                                                                               --------------------

REITS - Office Property (0.45%)
BioMed Realty Trust Inc                                     12,300                                         300,120
                                                                                               --------------------

REITS - Regional Malls (0.63%)
Mills Corp/The                                              10,000                                         419,400
                                                                                               --------------------

Rental - Auto & Equipment (0.39%)
Aaron Rents Inc                                             12,400                                         261,392
                                                                                               --------------------

Respiratory Products (1.00%)
Resmed Inc (a)                                              17,444                                         668,280
                                                                                               --------------------

Retail - Apparel & Shoe (1.89%)
Aeropostale Inc (a)                                         20,650                                         543,095
Cache Inc. (a)                                               6,100                                         105,652

Chico's FAS Inc (a)                                          9,000                                         395,370
DSW Inc (a)                                                  6,200                                         162,564
Under Armour Inc. - Class A (a)(b)                           1,400                                          53,634
                                                                                               --------------------
                                                                                                         1,260,315
                                                                                               --------------------
Retail - Mail Order (0.09%)
Celebrate Express Inc (a)                                    4,661                                          62,923
                                                                                               --------------------

Retail - Music Store (0.74%)
Guitar Center Inc (a)                                        9,900                                         495,099
                                                                                               --------------------

Retail - Pet Food & Supplies (0.60%)
Petco Animal Supplies Inc (a)                               18,200                                         399,490
                                                                                               --------------------

Retail - Restaurants (2.69%)
California Pizza Kitchen Inc (a)                            20,700                                         661,779
Checkers Drive-In Restaurant (a)                             6,300                                          95,508
CKE Restaurants Inc                                         38,200                                         516,082
Panera Bread Co (a)                                          4,550                                         298,844
Red Robin Gourmet Burgers Inc (a)                            3,003                                         153,033
Sonic Corp (a)                                               2,400                                          70,800
                                                                                               --------------------
                                                                                                         1,796,046
                                                                                               --------------------
Retail - Sporting Goods (0.28%)
Hibbett Sporting Goods Inc (a)                               6,450                                         183,696
                                                                                               --------------------

Savings & Loans - Thrifts (0.80%)
Bankunited Financial Corp                                   12,200                                         324,154
Harbor Florida Bancshares Inc                                5,700                                         211,185
                                                                                               --------------------
                                                                                                           535,339
                                                                                               --------------------
Schools (0.08%)
Education Management Corp (a)                                1,600                                          53,616
                                                                                               --------------------

Semiconductor Component - Integrated Circuits (1.47%)
Exar Corp (a)                                               19,470                                         243,764
Micrel Inc (a)                                               8,900                                         103,240
Power Integrations Inc (a)                                  15,200                                         361,912
Standard Microsystems Corp (a)                               9,500                                         272,555
                                                                                               --------------------
                                                                                                           981,471
                                                                                               --------------------
Semiconductor Equipment (2.09%)
ATMI Inc (a)                                                 6,700                                         187,399
August Technology Corp (a)                                  14,000                                         153,860
Credence Systems Corp (a)                                   14,400                                         100,224
Formfactor Inc (a)                                           2,100                                          51,303
Photronics Inc (a)                                          19,200                                         289,152
Rudolph Technologies Inc (a)                                12,200                                         157,136
Semitool Inc (a)                                            18,200                                         198,016
Varian Semiconductor Equipment Associates Inc (a)            5,800                                         254,794
                                                                                               --------------------
                                                                                                         1,391,884
                                                                                               --------------------
Steel - Producers (0.62%)
Steel Dynamics Inc                                          11,600                                         411,916
                                                                                               --------------------

Steel - Specialty (0.43%)
Allegheny Technologies Inc                                   7,900                                         285,032
                                                                                               --------------------

Telecommunication Equipment (1.23%)
Arris Group Inc (a)                                         22,500                                         213,075
Nice Systems Ltd ADR (a)                                    11,600                                         558,656

Tut Systems Inc (a)                                         15,400                                          46,046
                                                                                               --------------------
                                                                                                           817,777
                                                                                               --------------------
Telecommunication Equipment - Fiber Optics (0.03%)
C-COR Inc (a)                                                4,400                                          21,384
                                                                                               --------------------

Telecommunication Services (0.48%)
NeuStar Inc (a)                                             10,400                                         317,096
                                                                                               --------------------

Therapeutics (1.32%)
Bioenvision Inc (a)(b)                                       8,699                                          56,804
CV Therapeutics Inc (a)                                      4,900                                         121,177
Isis Pharmaceuticals Inc (a)(b)                             21,800                                         114,232
Medicines Co (a)                                            10,600                                         184,970
Neurocrine Biosciences Inc (a)                               6,397                                         401,284
                                                                                               --------------------
                                                                                                           878,467
                                                                                               --------------------
Transport - Services (1.98%)
HUB Group Inc (a)                                           19,800                                         699,930
UTI Worldwide Inc                                            6,700                                         622,028
                                                                                               --------------------
                                                                                                         1,321,958
                                                                                               --------------------
Transport - Truck (2.29%)
Forward Air Corp                                            11,181                                         409,784
Landstar System Inc                                         20,600                                         859,844
Old Dominion Freight Line (a)                                9,450                                         254,961
                                                                                               --------------------
                                                                                                         1,524,589
                                                                                               --------------------
Veterinary Diagnostics (1.67%)
VCA Antech Inc (a)                                          39,400                                       1,111,080
                                                                                               --------------------

Veterinary Products (0.07%)
PetMed Express Inc (a)                                       3,300                                          46,761
                                                                                               --------------------

Wireless Equipment (0.18%)
Viasat Inc (a)                                               4,600                                         122,958
                                                                                               --------------------
TOTAL COMMON STOCKS                                                                           $         64,646,436
                                                                                               --------------------
                                                         Principal
                                                          Amount                                      Value
                                                         ----------------------------------------------------------
REPURCHASE AGREEMENTS (4.62%)
Morgan Stanley; 3.59%;
dated 12/30/2005 maturing 1/3/2006                       3,078,350                                       3,077,000
(collateralized by U.S. Treasury Strips; $3,138,540;
8/15/2025 -
11/15/2026)  (c)
                                                                                               --------------------


TOTAL REPURCHASE AGREEMENTS                                                                   $          3,077,000
                                                                                               --------------------
Total Investments                                                                             $         67,723,436
Liabilities in Excess of Other Assets, Net - (1.60)%                                                   (1,067,689)
                                                                                               --------------------
TOTAL NET ASSETS - 100.00%                                                                    $         66,655,747
                                                                                               ====================
                                                                                               --------------------

                                                                                               ====================

(a)  Non-Income Producing Security
(b)  Security or a portion of the security was on loan at the end of the period.
(c)  Security was purchased with the cash proceeds from securities loans.

Unrealized Appreciation (Depreciation)
Unrealized Appreciation                                   $         16,221,813
Unrealized Depreciation                                            (2,654,972)
                                                           --------------------
Net Unrealized Appreciation (Depreciation)                          13,566,841
Cost for federal income tax purposes                                54,156,595

Portfolio Summary (unaudited)
-------------------------------------------------------------------------------
Sector                                                                 Percent
-------------------------------------------------------------------------------
Consumer, Non-cyclical                                                  27.19%
Technology                                                              16.73%
Industrial                                                              14.55%
Consumer, Cyclical                                                      13.35%
Financial                                                               12.53%
Energy                                                                   6.96%
Communications                                                           6.78%
Basic Materials                                                          1.81%
Funds                                                                    1.70%
Liabilities in Excess of Other Assets, Net                            (-1.60%)
                                                           --------------------
TOTAL NET ASSETS                                                       100.00%
                                                           ====================

Schedule of Investments
December 31, 2005
PVC - SmallCap Value Account
                                                                  Shares
                                                                   Held                                     Value
                                                                 --------------------------------------------------------
COMMON STOCKS (95.49%)
Advanced Materials & Products (0.18%)
Ceradyne Inc (a)                                                    1,100                           $             48,180
Hexcel Corp (a)                                                    10,700                                        193,135
                                                                                                     --------------------
                                                                                                                 241,315
                                                                                                     --------------------
Aerospace & Defense (0.44%)
Armor Holdings Inc (a)                                              7,200                                        307,080
Esterline Technologies Corp (a)                                     7,300                                        271,487
                                                                                                     --------------------
                                                                                                                 578,567
                                                                                                     --------------------
Aerospace & Defense Equipment (1.50%)
AAR Corp (a)                                                        6,300                                        150,885
Curtiss-Wright Corp                                                 6,400                                        349,440
DRS Technologies Inc                                                3,900                                        200,538
Heico Corp                                                          3,800                                         98,344
Innovative Solutions & Support Inc (a)                              3,200                                         40,896
Kaman Corp                                                         13,100                                        257,939
Moog Inc (a)                                                       17,750                                        503,745
Orbital Sciences Corp (a)                                          14,000                                        179,760
Triumph Group Inc (a)                                               5,600                                        205,016
                                                                                                     --------------------
                                                                                                               1,986,563
                                                                                                     --------------------
Airlines (1.12%)
Alaska Air Group Inc (a)                                           13,100                                        467,932
Continental Airlines Inc (a)                                        8,400                                        178,920
ExpressJet Holdings Inc (a)                                        24,400                                        197,396
Mesa Air Group Inc (a)(b)                                           9,000                                         94,140
Pinnacle Airlines Corp (a)                                          2,600                                         17,342
Skywest Inc                                                        19,700                                        529,142
                                                                                                     --------------------
                                                                                                               1,484,872
                                                                                                     --------------------
Apparel Manufacturers (0.29%)
Carter's Inc (a)                                                    1,400                                         82,390
Oxford Industries Inc                                                 900                                         49,230
Quiksilver Inc (a)                                                 12,700                                        175,768
Russell Corp                                                        5,400                                         72,684
                                                                                                     --------------------
                                                                                                                 380,072
                                                                                                     --------------------
Applications Software (0.14%)
Progress Software Corp (a)                                          5,900                                        167,442
Quest Software Inc (a)                                                900                                         13,131
                                                                                                     --------------------
                                                                                                                 180,573
                                                                                                     --------------------
Athletic Footwear (0.04%)
K-Swiss Inc                                                         1,700                                         55,148
                                                                                                     --------------------

Audio & Video Products (0.10%)
Audiovox Corp (a)                                                   9,200                                        127,512
                                                                                                     --------------------

Auto - Truck Trailers (0.03%)
Wabash National Corp                                                2,000                                         38,100
                                                                                                     --------------------

Auto/Truck Parts & Equipment - Original (1.07%)
American Axle & Manufacturing Holdings                              6,000                                        109,980
ArvinMeritor Inc                                                   16,100                                        231,679
Hayes Lemmerz International Inc (a)                                12,800                                         45,056
Keystone Automotive Industries Inc (a)                              3,000                                         94,440
Modine Manufacturing Co                                             8,700                                        283,533
Superior Industries International                                   3,800                                         84,588
Tenneco Inc (a)                                                    25,300                                        496,133
Visteon Corp                                                       11,100                                         69,486
                                                                                                     --------------------
                                                                                                               1,414,895
                                                                                                     --------------------
Auto/Truck Parts & Equipment - Replacement (0.16%)
Aftermarket Technology Corp (a)                                     9,000                                        174,960
Commercial Vehicle Group Inc (a)                                    2,100                                         39,438
                                                                                                     --------------------
                                                                                                                 214,398
                                                                                                     --------------------
B2B - E-Commerce (0.02%)
Ariba Inc (a)                                                       4,000                                         29,400
                                                                                                     --------------------

Broadcasting Services & Programming (0.05%)
4Kids Entertainment Inc (a)                                           800                                         12,552
Gray Television Inc                                                 4,950                                         48,609
                                                                                                     --------------------
                                                                                                                  61,161
                                                                                                     --------------------
Building - Heavy Construction (0.32%)
Washington Group International Inc                                  8,000                                        423,760
                                                                                                     --------------------

Building - Maintenance & Service (0.14%)
ABM Industries Inc                                                  3,200                                         62,560
Healthcare Services Group                                           6,020                                        124,674
                                                                                                     --------------------
                                                                                                                 187,234
                                                                                                     --------------------
Building - Residential & Commercial (0.69%)
Levitt Corp                                                         5,875                                        133,598
M/I Homes Inc                                                         200                                          8,124
Technical Olympic USA Inc                                          15,400                                        324,786
WCI Communities Inc (a)                                            16,400                                        440,340
                                                                                                     --------------------
                                                                                                                 906,848
                                                                                                     --------------------
Building & Construction - Miscellaneous (0.04%)
Builders FirstSource Inc (a)                                        2,700                                         57,699
                                                                                                     --------------------

Building & Construction Products -
Miscellaneous (0.30%)
NCI Building Systems Inc (a)                                        6,300                                        267,624
USG Corp (a)                                                        1,900                                        123,500
                                                                                                     --------------------
                                                                                                                 391,124
                                                                                                     --------------------
Building Products - Air & Heating (0.37%)
Lennox International Inc                                           17,400                                        490,680
                                                                                                     --------------------

Building Products - Cement & Aggregate (0.39%)
Eagle Materials Inc                                                 4,200                                        513,912
                                                                                                     --------------------

Building Products - Doors & Windows (0.12%)
Apogee Enterprises Inc                                              9,900                                        160,578
                                                                                                     --------------------

Building Products - Light Fixtures (0.14%)
Genlyte Group Inc (a)                                               2,400                                        128,568
LSI Industries Inc                                                  3,500                                         54,810
                                                                                                     --------------------
                                                                                                                 183,378
                                                                                                     --------------------
Building Products - Wood (0.54%)
Universal Forest Products Inc                                      12,900                                        712,725
                                                                                                     --------------------

Cable TV (0.30%)
Charter Communications Inc (a)(b)                                  98,900                                        120,658
Lodgenet Entertainment Corp (a)                                    15,400                                        214,676

Mediacom Communications Corp (a)                                   10,600                                         58,194
                                                                                                     --------------------
                                                                                                                 393,528
                                                                                                     --------------------
Casino Hotels (0.26%)
Ameristar Casinos Inc                                               5,100                                        115,770
Aztar Corp (a)                                                      5,500                                        167,145
Monarch Casino & Resort Inc (a)                                     2,400                                         54,240
                                                                                                     --------------------
                                                                                                                 337,155
                                                                                                     --------------------
Cellular Telecommunications (0.32%)
Centennial Communications Corp (a)                                  8,000                                        124,160
Dobson Communications Corp (a)                                     32,000                                        240,000
Leap Wireless International Inc (a)                                 1,600                                         60,608
                                                                                                     --------------------
                                                                                                                 424,768
                                                                                                     --------------------
Chemicals - Diversified (0.56%)
FMC Corp (a)                                                       12,200                                        648,674
Georgia Gulf Corp                                                   2,800                                         85,176
                                                                                                     --------------------
                                                                                                                 733,850
                                                                                                     --------------------
Chemicals - Fibers (0.07%)
Wellman Inc                                                        14,100                                         95,598
                                                                                                     --------------------

Chemicals - Plastics (0.15%)
PolyOne Corp (a)                                                   31,400                                        201,902
                                                                                                     --------------------

Chemicals - Specialty (1.19%)
Arch Chemicals Inc                                                    600                                         17,940
HB Fuller Co                                                       13,900                                        445,773
Hercules Inc (a)                                                   27,400                                        309,620
Minerals Technologies Inc                                           4,100                                        229,149
NewMarket Corp (a)                                                  8,000                                        195,680
NL Industries                                                       1,400                                         19,726
Sensient Technologies Corp                                            800                                         14,320
Terra Industries Inc (a)                                           23,100                                        129,360
WR Grace & Co (a)(b)                                               22,000                                        206,800
                                                                                                     --------------------
                                                                                                               1,568,368
                                                                                                     --------------------
Circuit Boards (0.08%)
TTM Technologies Inc (a)                                           11,000                                        103,400
                                                                                                     --------------------

Collectibles (0.18%)
RC2 Corp (a)                                                        6,600                                        234,432
                                                                                                     --------------------

Commercial Banks (10.55%)
1st Source Corp                                                     2,000                                         50,300
Amcore Financial Inc                                                4,000                                        121,640
AmericanWest Bancorp (a)                                            2,400                                         56,712
Ameris Bancorp                                                      3,440                                         68,250
Associated Banc-Corp                                                4,900                                        159,495
Bancfirst Corp                                                      1,200                                         94,800
Bancorpsouth Inc                                                    2,700                                         59,589
Bank of the Ozarks Inc (b)                                          2,600                                         95,940
Banner Corp                                                         2,000                                         62,400
Capital Corp of the West                                            2,000                                         64,900
Capital Crossing Bank (a)                                             300                                         10,020
Capitol Bancorp Ltd                                                 5,200                                        194,688
Cardinal Financial Corp                                             5,092                                         56,012
Cathay General Bancorp                                              3,800                                        136,572
Central Pacific Financial Corp                                      5,600                                        201,152
Chemical Financial Corp                                             7,393                                        234,802
Citizens Banking Corp                                               1,600                                         44,400

City Holding Co                                                     4,200                                        150,990
Colonial BancGroup Inc/The                                         14,700                                        350,154
Columbia Banking System Inc                                         5,257                                        150,087
Community Bancorp/NV (a)                                            1,400                                         44,254
Community Bank System Inc                                           8,000                                        180,400
Community Trust Bancorp Inc                                         3,463                                        106,487
Corus Bankshares Inc                                               15,050                                        846,864
Cullen/Frost Bankers Inc                                            7,700                                        413,336
CVB Financial Corp                                                  2,600                                         52,806
EuroBancshares Inc (a)                                              7,600                                        107,692
Financial Institutions Inc                                            300                                          5,886
First Bancorp/Puerto Rico                                           9,600                                        119,136
First Charter Corp                                                  2,000                                         47,320
First Citizens BancShares Inc/NC                                    2,400                                        418,608
First Oak Brook Bancshares Inc                                      1,250                                         34,938
First Republic Bank/San Francisco CA                               12,250                                        453,373
FNB Corp                                                            1,200                                         36,804
Fremont General Corp                                               18,000                                        418,140
Gold Banc Corp Inc                                                 23,400                                        426,348
Great Southern Bancorp Inc                                          2,900                                         80,069
Greater Bay Bancorp                                                13,900                                        356,118
Hanmi Financial Corp                                               39,100                                        698,326
IBERIABANK Corp                                                    11,800                                        601,918
Independent Bank Corp/MI                                           11,535                                        314,098
Independent Bank Corp/Rockland MA                                  11,200                                        319,536
Irwin Financial Corp                                               16,300                                        349,146
Lakeland Financial Corp                                               300                                         12,114
MainSource Financial Group Inc                                      3,692                                         65,902
MB Financial Inc                                                    2,450                                         86,730
MBT Financial Corp                                                  2,800                                         45,360
Mercantile Bank Corp                                                3,868                                        148,918
Mid-State Bancshares                                                7,500                                        200,625
Nara Bancorp Inc                                                      800                                         14,224
Old Second Bancorp Inc                                                532                                         16,263
Oriental Financial Group                                            7,970                                         98,509
Pacific Capital Bancorp                                             6,200                                        220,596
Peoples Bancorp Inc/OH                                              1,265                                         36,091
Prosperity Bancshares Inc                                           4,900                                        140,826
Provident Bankshares Corp                                          12,200                                        411,994
Republic Bancorp Inc/KY                                             1,212                                         25,997
Republic Bancorp Inc/MI                                            29,020                                        345,338
R-G Financial Corp                                                 12,550                                        165,660
Royal Bancshares of Pennsylvania                                    1,202                                         27,828
Santander BanCorp                                                     900                                         22,608
SCBT Financial Corp                                                 1,050                                         35,091
Security Bank Corp/Macon GA                                         4,100                                         95,489
Sierra Bancorp                                                        500                                         11,395
Simmons First National Corp                                         4,200                                        116,340
Southside Bancshares Inc                                            3,560                                         71,912
Southwest Bancorp Inc/Stillwater OK                                 2,400                                         48,000
Sterling Bancshares Inc/TX                                         20,500                                        316,520
Sterling Financial Corp/PA                                          8,231                                        162,974
Summit Bancshares Inc/TX                                            6,600                                        118,668
Sun Bancorp Inc/NJ (a)                                              2,063                                         40,744
SVB Financial Group (a)                                             1,200                                         56,208
Taylor Capital Group Inc                                            4,400                                        177,760
Texas Regional Bancshares Inc                                       8,500                                        240,550
Trico Bancshares                                                    3,000                                         70,170
Umpqua Holdings Corp                                               10,700                                        305,271
Union Bankshares Corp/VA                                              900                                         38,790
United Bankshares Inc                                               7,700                                        271,348
United Community Banks Inc/GA                                       2,400                                         63,984
W Holding Co Inc                                                   21,392                                        176,056
West Coast Bancorp/OR                                              18,500                                        489,325
Western Sierra Bancorp (a)                                          1,200                                         43,668
Whitney Holding Corp                                                3,700                                        101,972
Zions Bancorporation                                                   54                                          4,099
                                                                                                     --------------------
                                                                                                              13,936,423
                                                                                                     --------------------
Commercial Services (0.31%)
Arbitron Inc                                                        1,200                                         45,576
First Advantage Corp (a)                                            2,500                                         66,775
Sourcecorp (a)                                                      1,600                                         38,368
Startek Inc                                                         2,300                                         41,400
TeleTech Holdings Inc (a)                                          15,400                                        185,570
Vertrue Inc (a)                                                       900                                         31,797
                                                                                                     --------------------
                                                                                                                 409,486
                                                                                                     --------------------
Commercial Services - Finance (0.13%)
CBIZ Inc (a)                                                       12,100                                         72,842
NCO Group Inc (a)                                                   5,730                                         96,952
                                                                                                     --------------------
                                                                                                                 169,794
                                                                                                     --------------------
Communications Software (0.21%)
Digi International Inc (a)                                          9,100                                         95,459
Inter-Tel Inc                                                       9,300                                        182,001
                                                                                                     --------------------
                                                                                                                 277,460
                                                                                                     --------------------
Computer Aided Design (0.16%)
Parametric Technology Corp (a)                                     34,200                                        208,620
                                                                                                     --------------------

Computer Services (0.54%)
Ciber Inc (a)                                                      13,300                                         87,780
Covansys Corp (a)                                                   9,000                                        122,490
Perot Systems Corp (a)                                             23,600                                        333,704
SYKES Enterprises Inc (a)                                           7,100                                         94,927
Tyler Technologies Inc (a)                                          8,000                                         70,240
                                                                                                     --------------------
                                                                                                                 709,141
                                                                                                     --------------------
Computer Software (0.06%)
Blackbaud Inc                                                       3,500                                         59,780
Phoenix Technologies Ltd (a)                                        3,300                                         20,658
                                                                                                     --------------------
                                                                                                                  80,438
                                                                                                     --------------------
Computers (0.23%)
Gateway Inc (a)                                                    17,700                                         44,427
Palm Inc (a)(b)                                                     8,290                                        263,622
                                                                                                     --------------------
                                                                                                                 308,049
                                                                                                     --------------------
Computers - Integrated Systems (0.87%)
Agilysys Inc                                                       16,500                                        300,630
Brocade Communications Systems Inc (a)                             54,000                                        219,780
Intergraph Corp (a)                                                 5,600                                        278,936
McData Corp (a)                                                    23,000                                         87,400
MTS Systems Corp                                                    5,500                                        190,520
Radisys Corp (a)                                                    3,900                                         67,626
                                                                                                     --------------------
                                                                                                               1,144,892
                                                                                                     --------------------
Computers  -Memory Devices (0.81%)
Hutchinson Technology Inc (a)                                       8,200                                        233,290
Imation Corp                                                        7,900                                        363,953
Komag Inc (a)                                                       5,800                                        201,028
Quantum Corp (a)                                                   78,800                                        240,340

Silicon Storage Technology Inc (a)                                  7,000                                         35,350
                                                                                                     --------------------
                                                                                                               1,073,961
                                                                                                     --------------------
Computers - Peripheral Equipment (0.11%)
Electronics for Imaging (a)                                         5,500                                        146,355
                                                                                                     --------------------

Computers - Voice Recognition (0.09%)
Talx Corp                                                           2,600                                        118,846
                                                                                                     --------------------

Consulting Services (0.67%)
BearingPoint Inc (a)                                               51,600                                        405,576
Clark Inc                                                           3,500                                         46,375
CRA International Inc (a)                                           1,200                                         57,228
Gartner Inc (a)                                                    12,500                                        161,250
MAXIMUS Inc                                                         3,800                                        139,422
Watson Wyatt & Co Holdings                                          2,500                                         69,750
                                                                                                     --------------------
                                                                                                                 879,601
                                                                                                     --------------------
Consumer Products - Miscellaneous (0.44%)
Tupperware Brands Corp                                             21,900                                        490,560
Water Pik Technologies Inc (a)                                      4,400                                         94,468
                                                                                                     --------------------
                                                                                                                 585,028
                                                                                                     --------------------
Containers - Metal & Glass (0.69%)
Greif Inc                                                           4,300                                        285,004
Silgan Holdings Inc                                                17,300                                        624,876
                                                                                                     --------------------
                                                                                                                 909,880
                                                                                                     --------------------
Containers - Paper & Plastic (0.18%)
Chesapeake Corp                                                    13,950                                        236,871
                                                                                                     --------------------

Cosmetics & Toiletries (0.06%)
Elizabeth Arden Inc (a)                                             4,100                                         82,246
                                                                                                     --------------------

Data Processing & Management (0.10%)
eFunds Corp (a)                                                     4,200                                         98,448
infoUSA Inc                                                         2,600                                         28,418
                                                                                                     --------------------
                                                                                                                 126,866
                                                                                                     --------------------
Decision Support Software (0.09%)
NetIQ Corp (a)                                                      4,700                                         57,763
QAD Inc                                                             2,700                                         20,628
SPSS Inc (a)                                                        1,200                                         37,116
                                                                                                     --------------------
                                                                                                                 115,507
                                                                                                     --------------------
Diagnostic Equipment (0.07%)
Neurometrix Inc (a)                                                 3,400                                         92,752
                                                                                                     --------------------

Disposable Medical Products (0.08%)
ICU Medical Inc (a)                                                 1,200                                         47,052
Medical Action Industries Inc (a)                                   2,900                                         59,276
                                                                                                     --------------------
                                                                                                                 106,328
                                                                                                     --------------------
Distribution & Wholesale (1.06%)
Aviall Inc (a)                                                     11,800                                        339,840
Bell Microproducts Inc (a)                                          8,500                                         65,025
Brightpoint Inc (a)                                                 5,900                                        163,607
Building Material Holding Corp                                      3,100                                        211,451
United Stationers Inc (a)                                           9,200                                        446,200
Watsco Inc                                                          2,900                                        173,449
                                                                                                     --------------------
                                                                                                               1,399,572
                                                                                                     --------------------
Diversified Manufacturing Operations (1.64%)
Actuant Corp                                                        4,500                                        251,100

Acuity Brands Inc                                                  10,500                                        333,900
Ameron International Corp                                           2,900                                        132,182
AO Smith Corp                                                       8,100                                        284,310
Barnes Group Inc                                                   12,200                                        402,600
EnPro Industries Inc (a)                                            9,500                                        256,025
ESCO Technologies Inc (a)                                           3,500                                        155,715
Griffon Corp (a)                                                    7,310                                        174,051
Jacuzzi Brands Inc (a)                                             20,100                                        168,840
Tredegar Corp                                                         600                                          7,734
                                                                                                     --------------------
                                                                                                               2,166,457
                                                                                                     --------------------
Diversified Operations (0.40%)
Walter Industries Inc                                              10,600                                        527,032
                                                                                                     --------------------

Diversified Operations & Commercial Services (0.20%)
Viad Corp                                                           7,400                                        217,042
Volt Information Sciences Inc (a)                                   2,600                                         49,452
                                                                                                     --------------------
                                                                                                                 266,494
                                                                                                     --------------------
Electric - Integrated (2.87%)
Alliant Energy Corp                                                 1,500                                         42,060
Avista Corp                                                         9,200                                        162,932
Black Hills Corp                                                    7,800                                        269,958
CH Energy Group Inc                                                 4,000                                        183,600
Cleco Corp                                                         16,000                                        333,600
El Paso Electric Co (a)                                            23,200                                        488,128
Great Plains Energy Inc                                             2,600                                         72,696
Idacorp Inc                                                         6,300                                        184,590
PNM Resources Inc                                                  15,750                                        385,717
Sierra Pacific Resources (a)                                       65,700                                        856,728
UIL Holdings Corp                                                   1,200                                         55,188
Unisource Energy Corp                                              24,000                                        748,800
                                                                                                     --------------------
                                                                                                               3,783,997
                                                                                                     --------------------
Electronic Components - Miscellaneous (0.51%)
Bel Fuse Inc                                                        3,900                                        124,020
Benchmark Electronics Inc (a)                                       8,400                                        282,492
CTS Corp                                                           13,200                                        145,992
Solectron Corp (a)                                                 18,000                                         65,880
Sypris Solutions Inc                                                4,900                                         48,902
                                                                                                     --------------------
                                                                                                                 667,286
                                                                                                     --------------------
Electronic Components - Semiconductors (0.90%)
Actel Corp (a)                                                     10,500                                        133,665
AMIS Holdings Inc (a)                                               5,100                                         54,315
Amkor Technology Inc (a)(b)                                         6,800                                         38,080
Applied Micro Circuits Corp (a)                                    36,300                                         93,291
DSP Group Inc (a)                                                   4,900                                        122,794
Fairchild Semiconductor International Inc (a)                      21,500                                        363,565
Integrated Silicon Solutions Inc (a)                                6,700                                         43,148
Lattice Semiconductor Corp (a)                                     13,500                                         58,320
Omnivision Technologies Inc (a)                                     3,000                                         59,880
ON Semiconductor Corp (a)                                          14,000                                         77,420
Portalplayer Inc (a)                                                1,700                                         48,144
Skyworks Solutions Inc (a)                                         19,700                                        100,273
                                                                                                     --------------------
                                                                                                               1,192,895
                                                                                                     --------------------
Electronic Design Automation (0.05%)
Magma Design Automation Inc (a)                                     8,100                                         68,121
                                                                                                     --------------------


Electronic Measurement Instruments (0.16%)
Analogic Corp                                                       4,500                                        215,325
                                                                                                     --------------------

E-Marketing & Information (0.04%)
aQuantive Inc (a)                                                   2,200                                         55,528
                                                                                                     --------------------

Energy - Alternate Sources (0.03%)
Headwaters Inc (a)                                                  1,300                                         46,072
                                                                                                     --------------------

Engineering - Research & Development Services (0.22%)
EMCOR Group Inc (a)                                                 1,300                                         87,789
URS Corp (a)                                                        5,300                                        199,333
                                                                                                     --------------------
                                                                                                                 287,122
                                                                                                     --------------------
Engines - Internal Combustion (0.03%)
Briggs & Stratton Corp                                              1,000                                         38,790
                                                                                                     --------------------

Enterprise Software & Services (0.16%)
JDA Software Group Inc (a)                                          5,400                                         91,854
Mantech International Corp (a)                                      3,700                                        103,082
SYNNEX Corp (a)                                                     1,000                                         15,110
                                                                                                     --------------------
                                                                                                                 210,046
                                                                                                     --------------------
Environmental Consulting & Engineering (0.01%)
Tetra Tech Inc (a)                                                  1,000                                         15,670
                                                                                                     --------------------

Fiduciary Banks (0.08%)
Boston Private Financial Holdings Inc                               3,500                                        106,470
                                                                                                     --------------------

Filtration & Separation Products (0.05%)
Clarcor Inc                                                         2,400                                         71,304
                                                                                                     --------------------

Finance - Consumer Loans (0.46%)
Encore Capital Group Inc (a)                                        4,800                                         83,280
Ocwen Financial Corp (a)                                            9,300                                         80,910
World Acceptance Corp (a)                                          15,400                                        438,900
                                                                                                     --------------------
                                                                                                                 603,090
                                                                                                     --------------------
Finance - Credit Card (0.42%)
Advanta Corp                                                        8,500                                        275,740
CompuCredit Corp (a)                                                7,400                                        284,752
                                                                                                     --------------------
                                                                                                                 560,492
                                                                                                     --------------------
Finance - Investment Banker & Broker (0.56%)
Greenhill & Co Inc                                                    400                                         22,464
Investment Technology Group Inc (a)                                 6,400                                        226,816
Jefferies Group Inc                                                 1,650                                         74,217
Knight Capital Group Inc (a)                                       25,100                                        248,239
LaBranche & Co Inc (a)(b)                                           6,800                                         68,748
Piper Jaffray Cos (a)                                               2,500                                        101,000
                                                                                                     --------------------
                                                                                                                 741,484
                                                                                                     --------------------
Finance - Leasing Company (0.16%)
Financial Federal Corp                                              4,700                                        208,915
                                                                                                     --------------------

Finance - Mortgage Loan/Banker (0.46%)
Accredited Home Lenders Holding Co (a)(b)                           5,500                                        272,690
CharterMac                                                          7,800                                        165,204
Doral Financial Corp                                               10,500                                        111,300
Federal Agricultural Mortgage Corp                                  2,100                                         62,853
                                                                                                     --------------------
                                                                                                                 612,047
                                                                                                     --------------------

Finance - Other Services (0.01%)
eSpeed Inc (a)                                                      1,000                                          7,710
                                                                                                     --------------------

Food - Baking (0.13%)
Flowers Foods Inc                                                   6,225                                        171,561
                                                                                                     --------------------

Food - Miscellaneous/Diversified (0.75%)
Chiquita Brands International Inc                                  22,700                                        454,227
Corn Products International Inc                                    11,500                                        274,735
J&J Snack Foods Corp                                                1,200                                         71,292
Ralcorp Holdings Inc (a)                                            4,900                                        195,559
                                                                                                     --------------------
                                                                                                                 995,813
                                                                                                     --------------------
Food - Retail (0.23%)
Great Atlantic & Pacific Tea Co (a)                                 5,700                                        181,146
Pathmark Stores Inc (a)                                             7,400                                         73,926
Ruddick Corp                                                        2,400                                         51,072
                                                                                                     --------------------
                                                                                                                 306,144
                                                                                                     --------------------
Food - Wholesale & Distribution (0.11%)
Nash Finch Co                                                       5,960                                        151,861
                                                                                                     --------------------

Footwear & Related Apparel (0.13%)
Skechers U.S.A. Inc (a)                                            10,800                                        165,456
                                                                                                     --------------------

Funeral Services & Related Items (0.24%)
Alderwoods Group Inc (a)                                            6,900                                        109,503
Stewart Enterprises Inc                                            37,500                                        202,875
                                                                                                     --------------------
                                                                                                                 312,378
                                                                                                     --------------------
Gambling (Non-Hotel) (0.06%)
Isle of Capri Casinos Inc (a)(b)                                    3,500                                         85,260
                                                                                                     --------------------

Garden Products (0.30%)
Toro Co                                                             9,100                                        398,307
                                                                                                     --------------------

Gas - Distribution (1.96%)
Atmos Energy Corp                                                   3,100                                         81,096
New Jersey Resources Corp                                          14,800                                        619,972
Nicor Inc                                                           9,800                                        385,238
Northwest Natural Gas Co                                            8,300                                        283,694
Piedmont Natural Gas Co                                             2,500                                         60,400
South Jersey Industries Inc                                        19,100                                        556,574
Southwest Gas Corp                                                 20,300                                        535,920
WGL Holdings Inc                                                    2,000                                         60,120
                                                                                                     --------------------
                                                                                                               2,583,014
                                                                                                     --------------------
Home Furnishings (0.11%)
Furniture Brands International Inc                                  2,600                                         58,058
Kimball International Inc                                           7,900                                         83,977
                                                                                                     --------------------
                                                                                                                 142,035
                                                                                                     --------------------
Human Resources (0.21%)
MPS Group Inc (a)                                                   5,450                                         74,502
Spherion Corp (a)                                                  19,700                                        197,197
                                                                                                     --------------------
                                                                                                                 271,699
                                                                                                     --------------------
Identification Systems - Development (0.20%)
Checkpoint Systems Inc (a)                                          9,800                                        241,570
Paxar Corp (a)                                                      1,100                                         21,593
                                                                                                     --------------------
                                                                                                                 263,163
                                                                                                     --------------------

Instruments - Controls (0.17%)
Watts Water Technologies Inc                                        7,400                                        224,146
                                                                                                     --------------------

Internet Application Software (0.10%)
Interwoven Inc (a)                                                  8,200                                         69,454
Stellent Inc (a)                                                    3,400                                         33,762
WebEx Communications Inc (a)                                        1,600                                         34,608
                                                                                                     --------------------
                                                                                                                 137,824
                                                                                                     --------------------
Internet Connectivity Services (0.06%)
Redback Networks Inc (a)                                            5,900                                         82,954
                                                                                                     --------------------

Internet Content - Information & News (0.11%)
Infospace Inc (a)                                                   3,300                                         85,206
ProQuest Co (a)                                                     2,200                                         61,402
                                                                                                     --------------------
                                                                                                                 146,608
                                                                                                     --------------------
Internet Infrastructure Software (0.01%)
AsiaInfo Holdings Inc (a)                                           2,700                                         10,746
                                                                                                     --------------------

Internet Security (0.05%)
Internet Security Systems (a)                                         900                                         18,855
Ipass Inc (a)                                                       6,600                                         43,296
                                                                                                     --------------------
                                                                                                                  62,151
                                                                                                     --------------------
Investment Companies (0.28%)
Technology Investment Capital Corp (b)                             24,199                                        365,405
                                                                                                     --------------------

Investment Management & Advisory Services (0.08%)
Calamos Asset Management Inc                                        3,200                                        100,640
                                                                                                     --------------------

Lasers - Systems & Components (0.18%)
Cymer Inc (a)                                                       1,500                                         53,265
Electro Scientific Industries Inc (a)                               3,700                                         89,355
Rofin-Sinar Technologies Inc (a)                                    2,100                                         91,287
                                                                                                     --------------------
                                                                                                                 233,907
                                                                                                     --------------------
Leisure & Recreation Products (0.09%)
K2 Inc (a)                                                         11,200                                        113,232
                                                                                                     --------------------

Life & Health Insurance (1.04%)
American Equity Investment Life Holding                             4,690                                         61,204
Delphi Financial Group                                             15,800                                        726,958
Great American Financial Resources Inc                              1,450                                         28,768
Nationwide Financial Services                                         400                                         17,600
Phoenix Cos Inc/The                                                 8,500                                        115,940
Scottish Re Group Ltd                                               4,200                                        103,110
UICI                                                                7,700                                        273,427
Universal American Financial Corp (a)                               3,200                                         48,256
                                                                                                     --------------------
                                                                                                               1,375,263
                                                                                                     --------------------
Linen Supply & Related Items (0.30%)
Angelica Corp                                                      15,200                                        251,408
Unifirst Corp/MA                                                    4,700                                        146,170
                                                                                                     --------------------
                                                                                                                 397,578
                                                                                                     --------------------
Machinery - Construction & Mining (1.01%)
Astec Industries Inc (a)                                            2,400                                         78,384
JLG Industries Inc                                                 26,800                                      1,223,688
Terex Corp (a)                                                        600                                         35,640
                                                                                                     --------------------
                                                                                                               1,337,712
                                                                                                     --------------------

Machinery - Electrical (0.12%)
Regal-Beloit Corp                                                   4,600                                        162,840
                                                                                                     --------------------

Machinery - Farm (0.38%)
AGCO Corp (a)                                                      25,200                                        417,564
Alamo Group Inc                                                     1,600                                         32,800
Gehl Co (a)                                                         2,200                                         57,750
                                                                                                     --------------------
                                                                                                                 508,114
                                                                                                     --------------------
Machinery - General Industry (1.15%)
Applied Industrial Technologies Inc                                35,600                                      1,199,364
Gardner Denver Inc (a)                                              2,750                                        135,575
Kadant Inc (a)                                                      2,900                                         53,650
Sauer-Danfoss Inc                                                   6,900                                        129,789
                                                                                                     --------------------
                                                                                                               1,518,378
                                                                                                     --------------------
Machinery - Material Handling (0.26%)
Cascade Corp                                                        4,100                                        192,331
NACCO Industries Inc                                                1,300                                        152,295
                                                                                                     --------------------
                                                                                                                 344,626
                                                                                                     --------------------
Machinery - Pumps (0.16%)
Flowserve Corp (a)                                                  4,400                                        174,064
Graco Inc                                                             300                                         10,944
Tecumseh Products Co                                                1,000                                         22,910
                                                                                                     --------------------
                                                                                                                 207,918
                                                                                                     --------------------
Machinery Tools & Related Products (0.39%)
Kennametal Inc                                                     10,150                                        518,056
                                                                                                     --------------------

Medical  - Outpatient & Home Medical Care (0.11%)
Allied Healthcare International Inc (a)                             4,661                                         28,619
Gentiva Health Services Inc (a)                                     4,600                                         67,804
Res-Care Inc (a)                                                    3,000                                         52,110
                                                                                                     --------------------
                                                                                                                 148,533
                                                                                                     --------------------
Medical - Biomedical/Gene (0.97%)
Alexion Pharmaceuticals Inc (a)                                     5,900                                        119,475
Applera Corp - Celera Genomics Group (a)                            4,000                                         43,840
Arena Pharmaceuticals Inc (a)                                       2,000                                         28,440
Bio-Rad Laboratories Inc (a)                                        4,800                                        314,112
Cytokinetics Inc (a)                                                8,700                                         56,898
Genelabs Technologies (a)(b)                                        8,482                                         15,691
GTx Inc (a)                                                         6,000                                         45,360
Human Genome Sciences Inc (a)                                       3,200                                         27,392
Myogen Inc (a)                                                      4,900                                        147,784
Seattle Genetics Inc /WA (a)                                        3,700                                         17,464
Telik Inc (a)                                                       5,096                                         86,581
Vertex Pharmaceuticals Inc (a)                                     13,500                                        373,545
                                                                                                     --------------------
                                                                                                               1,276,582
                                                                                                     --------------------
Medical - Drugs (0.17%)
Adolor Corp (a)                                                     7,339                                        107,149
Pharmion Corp (a)                                                   2,700                                         47,979
Valeant Pharmaceuticals International                               3,800                                         68,704
                                                                                                     --------------------
                                                                                                                 223,832
                                                                                                     --------------------
Medical - Generic Drugs (0.18%)
Alpharma Inc                                                        6,700                                        191,017
Perrigo Co                                                          3,500                                         52,185
                                                                                                     --------------------
                                                                                                                 243,202
                                                                                                     --------------------

Medical - HMO (0.11%)
Magellan Health Services Inc (a)                                    4,500                                        141,525
                                                                                                     --------------------

Medical - Nursing Homes (0.27%)
Kindred Healthcare Inc (a)                                         13,600                                        350,336
                                                                                                     --------------------

Medical Information Systems (0.41%)
Computer Programs & Systems Inc                                     5,000                                        207,150
Per-Se Technologies Inc (a)                                        14,600                                        341,056
                                                                                                     --------------------
                                                                                                                 548,206
                                                                                                     --------------------
Medical Instruments (0.23%)
Conmed Corp (a)                                                    12,400                                        293,384
SurModics Inc (a)                                                     400                                         14,796
                                                                                                     --------------------
                                                                                                                 308,180
                                                                                                     --------------------
Medical Laser Systems (0.09%)
LCA-Vision Inc                                                      2,500                                        118,775
                                                                                                     --------------------

Medical Products (0.35%)
Haemonetics Corp/Mass (a)                                           1,600                                         78,176
HealthTronics Inc (a)                                              15,900                                        121,635
Invacare Corp                                                         700                                         22,043
PSS World Medical Inc (a)                                          11,300                                        167,692
Viasys Healthcare Inc (a)                                           2,600                                         66,820
                                                                                                     --------------------
                                                                                                                 456,366
                                                                                                     --------------------
Medical Sterilization Products (0.08%)
STERIS Corp                                                         4,400                                        110,088
                                                                                                     --------------------

Metal Processors & Fabrication (1.29%)
CIRCOR International Inc                                            4,600                                        118,036
Commercial Metals Co                                               20,700                                        777,078
Mueller Industries Inc                                              1,900                                         52,098
NN Inc                                                             11,100                                        117,660
Quanex Corp                                                        12,850                                        642,114
                                                                                                     --------------------
                                                                                                               1,706,986
                                                                                                     --------------------
MRI - Medical Diagnostic Imaging (0.04%)
Alliance Imaging Inc (a)                                            8,000                                         47,600
                                                                                                     --------------------

Multi-line Insurance (0.13%)
Direct General Corp                                                 4,700                                         79,430
United Fire & Casualty Co                                           2,400                                         97,032
                                                                                                     --------------------
                                                                                                                 176,462
                                                                                                     --------------------
Multimedia (0.22%)
Entravision Communications Corp (a)                                 8,100                                         57,672
Journal Communications Inc                                          7,300                                        101,835
Media General Inc                                                   2,600                                        131,820
                                                                                                     --------------------
                                                                                                                 291,327
                                                                                                     --------------------
Music (0.09%)
Steinway Musical Instruments (a)                                    4,700                                        119,897
                                                                                                     --------------------

Networking Products (0.72%)
3Com Corp (a)                                                       8,200                                         29,520
Adaptec Inc (a)                                                    20,000                                        116,400
Anixter International Inc                                           6,400                                        250,368
Black Box Corp                                                      4,900                                        232,162
Hypercom Corp (a)                                                   3,700                                         23,643
Polycom Inc (a)                                                     4,400                                         67,320

SafeNet Inc (a)                                                     7,076                                        227,989
                                                                                                     --------------------
                                                                                                                 947,402
                                                                                                     --------------------
Office Automation & Equipment (0.02%)
Global Imaging Systems Inc (a)                                        600                                         20,778
                                                                                                     --------------------

Office Supplies & Forms (0.25%)
Ennis Inc                                                           3,200                                         58,144
John H Harland Co                                                   7,300                                        274,480
                                                                                                     --------------------
                                                                                                                 332,624
                                                                                                     --------------------
Oil - Field Services (0.73%)
Cal Dive International Inc (a)                                      3,500                                        125,615
Hanover Compressor Co (a)                                           4,900                                         69,139
Key Energy Services Inc (a)                                         3,100                                         41,757
Oceaneering International Inc (a)                                   1,300                                         64,714
Oil States International Inc (a)                                   11,300                                        357,984
RPC Inc                                                             4,075                                        107,336
Universal Compression Holdings Inc (a)                              4,950                                        203,544
                                                                                                     --------------------
                                                                                                                 970,089
                                                                                                     --------------------
Oil & Gas Drilling (0.60%)
Todco                                                              20,700                                        787,842
                                                                                                     --------------------

Oil Company - Exploration & Production (2.43%)
Callon Petroleum Co (a)                                             3,100                                         54,715
Cimarex Energy Co                                                  18,465                                        794,180
Comstock Resources Inc (a)                                          8,900                                        271,539
Edge Petroleum Corp (a)                                             4,400                                        109,604
Energy Partners Ltd (a)                                             7,700                                        167,783
Harvest Natural Resources Inc (a)                                   7,100                                         63,048
Houston Exploration Co (a)                                          7,170                                        378,576
Pogo Producing Co                                                     900                                         44,829
Remington Oil & Gas Corp (a)                                        3,550                                        129,575
Southwestern Energy Co (a)                                         10,100                                        362,994
St Mary Land & Exploration Co                                       3,000                                        110,430
Stone Energy Corp (a)                                               8,500                                        387,005
Swift Energy Co (a)                                                 7,300                                        329,011
                                                                                                     --------------------
                                                                                                               3,203,289
                                                                                                     --------------------
Oil Field Machinery & Equipment (0.20%)
Lone Star Technologies Inc (a)                                      5,200                                        268,632
                                                                                                     --------------------

Oil Refining & Marketing (0.16%)
Frontier Oil Corp                                                     800                                         30,024
Giant Industries Inc (a)                                            2,300                                        119,508
Tesoro Corp                                                         1,000                                         61,550
                                                                                                     --------------------
                                                                                                                 211,082
                                                                                                     --------------------
Paper & Related Products (0.49%)
Potlatch Corp                                                       1,300                                         66,274
Rock-Tenn Co                                                        9,900                                        135,135
Schweitzer-Mauduit International Inc                               10,700                                        265,146
Wausau Paper Corp                                                  15,500                                        183,675
                                                                                                     --------------------
                                                                                                                 650,230
                                                                                                     --------------------
Physician Practice Management (0.25%)
Pediatrix Medical Group Inc (a)                                     3,800                                        336,566
                                                                                                     --------------------

Poultry (0.26%)
Gold Kist Inc (a)                                                   3,100                                         46,345
Pilgrim's Pride Corp                                                2,800                                         92,848

Sanderson Farms Inc                                                 6,500                                        198,445
                                                                                                     --------------------
                                                                                                                 337,638
                                                                                                     --------------------
Printing - Commercial (0.17%)
Banta Corp                                                          1,000                                         49,800
Consolidated Graphics Inc (a)                                       1,200                                         56,808
Valassis Communications Inc (a)                                     3,900                                        113,373
                                                                                                     --------------------
                                                                                                                 219,981
                                                                                                     --------------------
Private Corrections (0.14%)
Cornell Cos Inc (a)                                                   300                                          4,146
Geo Group Inc/The (a)                                               8,000                                        183,440
                                                                                                     --------------------
                                                                                                                 187,586
                                                                                                     --------------------
Property & Casualty Insurance (3.34%)
American Physicians Capital Inc (a)                                 2,400                                        109,896
Arch Capital Group Ltd (a)                                          1,000                                         54,750
Argonaut Group Inc (a)                                             10,600                                        347,362
Baldwin & Lyons Inc                                                   875                                         21,262
EMC Insurance Group Inc                                             3,100                                         61,814
Infinity Property & Casualty Corp                                   5,900                                        219,539
LandAmerica Financial Group Inc                                     9,600                                        599,040
Midland Co/The                                                      3,900                                        140,556
Navigators Group Inc (a)                                              900                                         39,249
Ohio Casualty Corp                                                  3,900                                        110,448
PMA Capital Corp (a)                                               41,200                                        376,156
ProAssurance Corp (a)                                                 900                                         43,776
RLI Corp                                                            2,900                                        144,623
Safety Insurance Group Inc                                          7,600                                        306,812
Selective Insurance Group                                           7,700                                        408,870
State Auto Financial Corp                                           3,200                                        116,672
Stewart Information Services Corp                                   9,900                                        481,833
Zenith National Insurance Corp                                     17,900                                        825,548
                                                                                                     --------------------
                                                                                                               4,408,206
                                                                                                     --------------------
Publishing - Books (0.26%)
Scholastic Corp (a)                                                 9,500                                        270,845
Thomas Nelson Inc                                                   2,700                                         66,555
                                                                                                     --------------------
                                                                                                                 337,400
                                                                                                     --------------------
Publishing - Newspapers (0.05%)
Journal Register Co                                                 4,100                                         61,295
                                                                                                     --------------------

Publishing - Periodicals (0.08%)
Primedia Inc (a)                                                   28,300                                         45,563
Reader's Digest Association Inc/The                                 4,200                                         63,924
                                                                                                     --------------------
                                                                                                                 109,487
                                                                                                     --------------------
Radio (0.36%)
Radio One Inc (a)                                                  42,400                                        438,840
Saga Communications Inc (a)                                         3,800                                         41,306
                                                                                                     --------------------
                                                                                                                 480,146
                                                                                                     --------------------
Real Estate Magagement & Services (0.21%)
Jones Lang LaSalle Inc                                              5,400                                        271,890
                                                                                                     --------------------

Reinsurance (0.17%)
Odyssey Re Holdings Corp                                            3,500                                         87,780
Platinum Underwriters Holdings Ltd                                  4,300                                        133,601
                                                                                                     --------------------
                                                                                                                 221,381
                                                                                                     --------------------
REITS - Apartments (1.32%)
American Campus Communities Inc                                     2,300                                         57,040
Mid-America Apartment Communities Inc                              23,200                                      1,125,200

Post Properties Inc                                                13,900                                        555,305
                                                                                                     --------------------
                                                                                                               1,737,545
                                                                                                     --------------------
REITS - Diversified (0.89%)
Colonial Properties Trust                                           2,400                                        100,752
Lexington Corporate Properties Trust                               50,230                                      1,069,899
                                                                                                     --------------------
                                                                                                               1,170,651
                                                                                                     --------------------
REITS - Healthcare (1.03%)
Health Care REIT Inc                                                1,500                                         50,850
LTC Properties Inc                                                  9,200                                        193,476
National Health Investors Inc                                      20,900                                        542,564
Senior Housing Properties Trust                                    21,700                                        366,947
Ventas Inc                                                          6,600                                        211,332
                                                                                                     --------------------
                                                                                                               1,365,169
                                                                                                     --------------------
REITS - Hotels (2.27%)
Boykin Lodging Co (a)                                               4,300                                         52,546
Equity Inns Inc                                                    31,500                                        426,825
FelCor Lodging Trust Inc                                           18,400                                        316,664
Highland Hospitality Corp                                           5,500                                         60,775
Innkeepers USA Trust                                               35,700                                        571,200
LaSalle Hotel Properties                                            7,800                                        286,416
MeriStar Hospitality Corp (a)                                      71,400                                        671,160
Sunstone Hotel Investors Inc                                       20,700                                        549,999
Winston Hotels Inc                                                  5,600                                         55,440
                                                                                                     --------------------
                                                                                                               2,991,025
                                                                                                     --------------------
REITS - Mortgage (1.59%)
American Home Mortgage Investment Corp                             18,959                                        617,495
Anthracite Capital Inc                                             41,000                                        431,730
Capital Trust Inc/NY                                                3,800                                        111,264
IMPAC Mortgage Holdings Inc (b)                                    19,900                                        187,259
MFA Mortgage Investments Inc                                       12,337                                         70,321
Newcastle Investment Corp                                           2,100                                         52,185
Novastar Financial Inc                                              6,100                                        171,471
RAIT Investment Trust                                              17,500                                        453,600
                                                                                                     --------------------
                                                                                                               2,095,325
                                                                                                     --------------------
REITS - Office Property (2.31%)
BioMed Realty Trust Inc                                             3,200                                         78,080
Brandywine Realty Trust                                             3,300                                         92,103
CarrAmerica Realty Corp                                            30,300                                      1,049,289
Corporate Office Properties Trust SBI MD                            1,530                                         54,376
Glenborough Realty Trust Inc                                        8,800                                        159,280
Government Properties Trust Inc                                    13,000                                        121,290
Kilroy Realty Corp                                                 15,300                                        947,070
Maguire Properties Inc                                              8,200                                        253,380
Parkway Properties Inc/Md                                           7,300                                        293,022
                                                                                                     --------------------
                                                                                                               3,047,890
                                                                                                     --------------------
REITS - Regional Malls (0.81%)
Pennsylvania Real Estate Investment Trust                          22,900                                        855,544
Taubman Centers Inc                                                 6,100                                        211,975
                                                                                                     --------------------
                                                                                                               1,067,519
                                                                                                     --------------------
REITS - Shopping Centers (0.47%)
Cedar Shopping Centers Inc                                          5,400                                         75,978
Equity One Inc                                                      2,400                                         55,488
Saul Centers Inc                                                   10,100                                        364,610
Tanger Factory Outlet Centers Inc                                   2,500                                         71,850
Urstadt Biddle Properties Inc                                       3,200                                         51,872
                                                                                                     --------------------
                                                                                                                 619,798
                                                                                                     --------------------

REITS - Storage (0.05%)
Extra Space Storage Inc                                             3,900                                         60,060
                                                                                                     --------------------

REITS - Warehouse & Industrial (0.13%)
First Potomac Realty Trust                                          6,400                                        170,240
                                                                                                     --------------------

Rental - Auto & Equipment (0.83%)
Aaron Rents Inc                                                    13,125                                        276,675
Dollar Thrifty Automotive Group (a)                                 8,900                                        321,023
Electro Rent Corp (a)                                               3,500                                         52,185
Rent-Way Inc (a)                                                   13,700                                         87,543
United Rentals Inc (a)                                             15,300                                        357,867
                                                                                                     --------------------
                                                                                                               1,095,293
                                                                                                     --------------------
Resorts & Theme Parks (0.10%)
Bluegreen Corp (a)                                                  3,100                                         48,980
Six Flags Inc (a)(b)                                               10,200                                         78,642
                                                                                                     --------------------
                                                                                                                 127,622
                                                                                                     --------------------
Retail - Apparel & Shoe (2.26%)
Brown Shoe Co Inc                                                   5,100                                        216,393
Burlington Coat Factory Warehouse Corp                              2,000                                         80,420
Cato Corp/The                                                       3,400                                         72,930
Charming Shoppes Inc (a)                                           67,600                                        892,320
Childrens Place Retail Stores Inc/The (a)                           1,610                                         79,566
Dress Barn Inc (a)                                                 10,400                                        401,544
Finish Line                                                         6,000                                        104,520
Genesco Inc (a)                                                     4,200                                        162,918
Kenneth Cole Productions Inc                                        4,400                                        112,200
Payless Shoesource Inc (a)                                          9,300                                        233,430
Stage Stores Inc                                                   11,650                                        346,937
Too Inc (a)                                                        10,100                                        284,921
                                                                                                     --------------------
                                                                                                               2,988,099
                                                                                                     --------------------
Retail - Auto Parts (0.14%)
CSK Auto Corp (a)                                                  12,600                                        190,008
                                                                                                     --------------------

Retail - Automobile (1.07%)
Asbury Automotive Group Inc (a)                                    23,000                                        378,580
Lithia Motors Inc                                                  24,400                                        767,136
Sonic Automotive Inc                                                7,300                                        162,644
United Auto Group Inc                                               2,900                                        110,780
                                                                                                     --------------------
                                                                                                               1,419,140
                                                                                                     --------------------
Retail - Bedding (0.02%)
Linens 'n Things Inc (a)                                            1,100                                         29,260
                                                                                                     --------------------

Retail - Computer Equipment (0.16%)
GameStop Corp (a)                                                   2,000                                         57,800
Insight Enterprises Inc (a)                                         4,600                                         90,206
Systemax Inc (a)                                                    9,400                                         58,656
                                                                                                     --------------------
                                                                                                                 206,662
                                                                                                     --------------------
Retail - Convenience Store (0.27%)
Casey's General Stores Inc                                          9,300                                        230,640
Pantry Inc/The (a)                                                  2,600                                        122,174
                                                                                                     --------------------
                                                                                                                 352,814
                                                                                                     --------------------
Retail - Fabric Store (0.06%)
Jo-Ann Stores Inc (a)                                               6,275                                         74,045
                                                                                                     --------------------


Retail - Hypermarkets (0.09%)
Smart & Final Inc (a)                                               8,800                                        113,344
                                                                                                     --------------------

Retail - Jewelry (0.16%)
Movado Group Inc                                                    3,900                                         71,370
Zale Corp (a)                                                       5,600                                        140,840
                                                                                                     --------------------
                                                                                                                 212,210
                                                                                                     --------------------
Retail - Pawn Shops (0.38%)
Cash America International Inc                                     21,900                                        507,861
                                                                                                     --------------------

Retail - Restaurants (1.16%)
Applebees International Inc                                         3,200                                         72,288
Bob Evans Farms Inc                                                   100                                          2,306
CBRL Group Inc                                                      1,665                                         58,525
Jack in the Box Inc (a)                                            11,300                                        394,709
Landry's Restaurants Inc                                           19,400                                        518,174
Lone Star Steakhouse & Saloon Inc                                   3,600                                         85,464
Luby's Inc (a)                                                      5,200                                         69,160
O'Charleys Inc (a)                                                  5,700                                         88,407
Papa John's International Inc (a)                                   3,600                                        213,516
Ryan's Restaurant Group Inc (a)                                     2,550                                         30,753
                                                                                                     --------------------
                                                                                                               1,533,302
                                                                                                     --------------------
Retail - Sporting Goods (0.08%)
Sports Authority Inc/The (a)                                        3,295                                        102,573
                                                                                                     --------------------

Retail - Toy Store (0.06%)
Build-A-Bear Workshop Inc (a)(b)                                    2,900                                         85,956
                                                                                                     --------------------

Retail - Video Rental (0.01%)
Movie Gallery Inc                                                   1,800                                         10,098
                                                                                                     --------------------

Savings & Loans - Thrifts (2.99%)
BankAtlantic Bancorp Inc                                           24,400                                        341,600
Bankunited Financial Corp                                          12,200                                        324,154
Berkshire Hills Bancorp Inc                                         1,300                                         43,550
Commercial Capital Bancorp Inc                                      3,499                                         59,903
Dime Community Bancshares                                           8,325                                        121,628
First Financial Holdings Inc                                        2,400                                         73,728
First Niagara Financial Group Inc                                  38,646                                        559,208
First Place Financial Corp/OH                                       5,300                                        127,465
FirstFed Financial Corp (a)                                         4,700                                        256,244
Flagstar Bancorp Inc                                                9,000                                        129,600
Franklin Bank Corp/Houston TX (a)                                   3,700                                         66,563
ITLA Capital Corp (a)                                               1,300                                         63,505
KNBT Bancorp Inc                                                    3,600                                         58,644
MAF Bancorp Inc                                                     7,818                                        323,509
NewAlliance Bancshares Inc                                          4,000                                         58,160
Partners Trust Financial Group Inc                                 15,800                                        190,390
Provident Financial Services Inc                                    6,400                                        118,464
Sterling Financial Corp/WA                                         24,820                                        620,003
TierOne Corp                                                        6,700                                        197,047
WSFS Financial Corp                                                 3,600                                        220,500
                                                                                                     --------------------
                                                                                                               3,953,865
                                                                                                     --------------------
Schools (0.05%)
Education Management Corp (a)                                       1,800                                         60,318
                                                                                                     --------------------


Seismic Data Collection (0.17%)
Veritas DGC Inc (a)                                                 6,400                                        227,136
                                                                                                     --------------------

Semiconductor Component - Integrated Circuits (0.68%)
Atmel Corp (a)                                                     30,400                                         93,936
Cirrus Logic Inc (a)                                               11,900                                         79,492
Emulex Corp (a)                                                     5,200                                        102,908
Exar Corp (a)                                                       3,300                                         41,316
Genesis Microchip Inc (a)                                           6,100                                        110,349
Integrated Device Technology Inc (a)                               21,000                                        276,780
Pericom Semiconductor Corp (a)                                      2,800                                         22,316
Standard Microsystems Corp (a)                                      5,300                                        152,057
Vitesse Semiconductor Corp (a)                                     11,100                                         21,312
                                                                                                     --------------------
                                                                                                                 900,466
                                                                                                     --------------------
Semiconductor Equipment (0.94%)
Asyst Technologies Inc (a)                                         19,600                                        112,112
Axcelis Technologies Inc (a)                                       24,700                                        117,819
Cabot Microelectronics Corp (a)                                     2,000                                         58,660
Cohu Inc                                                            5,500                                        125,785
Credence Systems Corp (a)                                          17,200                                        119,712
Entegris Inc (a)                                                   38,139                                        359,269
Kulicke & Soffa Industries Inc (a)                                  8,800                                         77,792
MKS Instruments Inc (a)                                             9,400                                        168,166
Photronics Inc (a)                                                  7,000                                        105,420
                                                                                                     --------------------
                                                                                                               1,244,735
                                                                                                     --------------------
Software Tools (0.04%)
Altiris Inc (a)                                                     3,300                                         55,737
                                                                                                     --------------------

Steel - Producers (1.19%)
Carpenter Technology Corp                                           2,400                                        169,128
Chaparral Steel Co (a)                                              7,000                                        211,750
Reliance Steel & Aluminum Co                                        9,400                                        574,528
Ryerson Tull Inc                                                    2,900                                         70,528
Schnitzer Steel Industries Inc                                      3,050                                         93,300
Steel Dynamics Inc                                                 12,600                                        447,426
                                                                                                     --------------------
                                                                                                               1,566,660
                                                                                                     --------------------
Steel - Specialty (0.07%)
Oregon Steel Mills Inc (a)                                          3,300                                         97,086
                                                                                                     --------------------

Steel Pipe & Tube (0.48%)
NS Group Inc (a)                                                    5,000                                        209,050
Valmont Industries Inc                                             12,600                                        421,596
                                                                                                     --------------------
                                                                                                                 630,646
                                                                                                     --------------------
Telecommunication Equipment (0.33%)
Arris Group Inc (a)                                                 7,000                                         66,290
CommScope Inc (a)                                                   9,500                                        191,235
Comtech Telecommunications Corp (a)                                 1,850                                         56,499
Ditech Communications Corp (a)                                      5,900                                         49,265
North Pittsburgh Systems Inc                                          800                                         15,096
Utstarcom Inc (a)(b)                                                7,900                                         63,674
                                                                                                     --------------------
                                                                                                                 442,059
                                                                                                     --------------------
Telecommunication Equipment - Fiber Optics (0.52%)
C-COR Inc (a)                                                       4,000                                         19,440
Ciena Corp (a)                                                    130,300                                        386,991
Finisar Corp (a)                                                   29,800                                         61,984
MRV Communications Inc (a)(b)                                       6,800                                         13,940
Newport Corp (a)                                                   11,400                                        154,356

Sycamore Networks Inc (a)                                          12,900                                         55,728
                                                                                                     --------------------
                                                                                                                 692,439
                                                                                                     --------------------
Telecommunication Services (0.65%)
Commonwealth Telephone Enterprises Inc                              2,900                                         97,933
Mastec Inc (a)                                                     10,200                                        106,794
NeuStar Inc (a)                                                     2,900                                         88,421
Premiere Global Services Inc (a)                                   54,900                                        446,337
Time Warner Telecom Inc (a)                                        11,700                                        115,245
                                                                                                     --------------------
                                                                                                                 854,730
                                                                                                     --------------------
Telephone - Integrated (0.86%)
Broadwing Corp (a)(b)                                              13,430                                         81,252
Cincinnati Bell Inc (a)                                            93,500                                        328,185
CT Communications Inc                                              17,100                                        207,594
General Communication Inc (a)                                      10,400                                        107,432
Level 3 Communications Inc (a)(b)                                 121,100                                        347,557
Talk America Holdings Inc (a)                                       7,500                                         64,725
                                                                                                     --------------------
                                                                                                               1,136,745
                                                                                                     --------------------
Television (0.05%)
Lin TV Corp (a)                                                     3,300                                         36,762
Sinclair Broadcast Group Inc                                        3,500                                         32,200
                                                                                                     --------------------
                                                                                                                  68,962
                                                                                                     --------------------
Textile - Apparel (0.03%)
Perry Ellis International Inc (a)                                   2,000                                         38,000
                                                                                                     --------------------

Theaters (0.06%)
Carmike Cinemas Inc                                                 2,900                                         73,544
                                                                                                     --------------------

Therapeutics (0.46%)
Atherogenics Inc (a)(b)                                             6,689                                        133,847
AVANIR Pharmaceuticals (a)                                         60,800                                        209,152
Cypress Bioscience Inc (a)                                         15,500                                         89,590
MGI Pharma Inc (a)                                                  2,100                                         36,036
United Therapeutics Corp (a)                                        2,000                                        138,240
                                                                                                     --------------------
                                                                                                                 606,865
                                                                                                     --------------------
Tobacco (0.62%)
Alliance One International Inc                                     25,400                                         99,060
Universal Corp/Richmond VA                                         16,600                                        719,776
                                                                                                     --------------------
                                                                                                                 818,836
                                                                                                     --------------------
Toys (0.15%)
Jakks Pacific Inc (a)                                               7,100                                        148,674
Marvel Entertainment Inc (a)                                        3,250                                         53,235
                                                                                                     --------------------
                                                                                                                 201,909
                                                                                                     --------------------
Transport - Equipment & Leasing (0.59%)
Amerco Inc (a)                                                      2,700                                        194,535
GATX Corp                                                          11,100                                        400,488
Greenbrier Cos Inc                                                  3,200                                         90,880
Interpool Inc                                                       4,900                                         92,512
                                                                                                     --------------------
                                                                                                                 778,415
                                                                                                     --------------------
Transport - Marine (0.11%)
General Maritime Corp                                               2,100                                         77,784
Kirby Corp (a)                                                      1,400                                         73,038
                                                                                                     --------------------
                                                                                                                 150,822
                                                                                                     --------------------
Transport - Rail (0.54%)
Genesee & Wyoming Inc (a)                                          14,550                                        546,352
RailAmerica Inc (a)                                                15,200                                        167,048
                                                                                                     --------------------
                                                                                                                 713,400
                                                                                                     --------------------

                                                                                                     --------------------
Transport - Services (0.31%)
Offshore Logistics Inc (a)                                          5,500                                        160,600
Pacer International Inc                                             3,100                                         80,786
SIRVA Inc (a)                                                      20,700                                        165,600
                                                                                                     --------------------
                                                                                                                 406,986
                                                                                                     --------------------
Transport - Truck (0.55%)
Arkansas Best Corp                                                  2,700                                        117,936
Covenant Transport Inc (a)                                          4,800                                         67,104
Marten Transport Ltd (a)                                            1,350                                         24,597
SCS Transportation Inc (a)                                         10,950                                        232,687
US Xpress Enterprises Inc (a)                                       6,400                                        111,232
Werner Enterprises Inc                                              8,607                                        169,558
                                                                                                     --------------------
                                                                                                                 723,114
                                                                                                     --------------------
Veterinary Products (0.03%)
PetMed Express Inc (a)                                              2,400                                         34,008
                                                                                                     --------------------

Water (0.16%)
American States Water Co                                            2,900                                         89,320
California Water Service Group                                      2,900                                        110,867
SJW Corp                                                              300                                         13,650
                                                                                                     --------------------
                                                                                                                 213,837
                                                                                                     --------------------
Web Portals (0.25%)
Earthlink Inc (a)                                                  12,100                                        134,431
United Online Inc                                                  14,250                                        202,635
                                                                                                     --------------------
                                                                                                                 337,066
                                                                                                     --------------------
Wire & Cable Products (0.27%)
Encore Wire Corp (a)                                                7,650                                        174,114
General Cable Corp (a)                                              9,300                                        183,210
                                                                                                     --------------------
                                                                                                                 357,324
                                                                                                     --------------------
Wireless Equipment (0.39%)
Powerwave Technologies Inc (a)                                     25,100                                        315,507
RF Micro Devices Inc (a)                                           29,100                                        157,431
Spectralink Corp                                                    3,500                                         41,545
                                                                                                     --------------------
                                                                                                                 514,483
                                                                                                     --------------------
TOTAL COMMON STOCKS                                                                                 $        126,083,910
                                                                                                     --------------------
                                                                 Principa
                                                                  Amount                                    Value
                                                                 --------------------------------------------------------
U.S. GOVERNMENT & GOVERNMENT AGENCY
OBLIGATIONS (0.21%) U.S. Treasury (0.21%)
2.88%, 11/30/2006 (c)                                             280,000                                        276,117
                                                                                                     --------------------
TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS                                               $            276,117
                                                                                                     --------------------
REPURCHASE AGREEMENTS (2.09%)
Morgan Stanley; 3.59%;
dated 12/30/2005 maturing 1/3/2006                              2,757,210                                     2,756,000
(collateralized by U.S. Treasury Strips; $2,811,120;
8/15/2025 -
11/15/2026)  (d)
                                                                                                     --------------------


TOTAL REPURCHASE AGREEMENTS                                                                         $          2,756,000
                                                                                                     --------------------
Total Investments                                                                                   $        129,116,027
Other Assets in Excess of Liabilities, Net - 2.21%                                                             2,919,094
                                                                                                     --------------------
TOTAL NET ASSETS - 100.00%                                                                          $        132,035,121
                                                                                                     ====================
                                                                                                     --------------------

                                                                                                     ====================

(a)  Non-Income Producing Security
(b)  Security or a portion of the security was on loan at the end of the period.
(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $276,116 or 0.21% of net assets.
(d)  Security was purchased with the cash proceeds from securities loans.

Unrealized Appreciation (Depreciation)
Unrealized Appreciation                         $         27,020,545
Unrealized Depreciation                                  (6,016,822)
                                                 --------------------
Net Unrealized Appreciation (Depreciation)                21,003,723
Cost for federal income tax purposes                     108,112,304



                                                  SCHEDULE OF FUTURES CONTRACTS
                                                                                          Current                   Unrealized
                                                  Number              Original             Market                  Appreciation/
                                                     of
Type                                              Contracts             Value              Value                  (Depreciation)
------------------------------------------------------------------------------------------------------------------------------------
Buy:
Russell 2000; March 2006                             13               $4,472,412           $4,408,950              $(63,462)

Portfolio Summary (unaudited)
------------------------------------------------------------------------
Sector                                                          Percent
------------------------------------------------------------------------
Financial                                                        33.88%
Industrial                                                       16.09%
Consumer, Cyclical                                               12.33%
Consumer, Non-cyclical                                            9.42%
Technology                                                        6.61%
Communications                                                    5.82%
Utilities                                                         4.98%
Energy                                                            4.33%
Basic Materials                                                   3.72%
Diversified                                                       0.40%
Government                                                        0.21%
Other Assets in Excess of Liabilities, Net                        2.21%
                                                    --------------------
TOTAL NET ASSETS                                                100.00%
                                                    ====================

Other Assets Summary (unaudited)
------------------------------------------------------------------------
Asset Type                                                      Percent
------------------------------------------------------------------------
Futures                                                           3.34%

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2005       2004          2003          2002          2001
                            ----       ----          ----          ----          ----
ASSET ALLOCATION ACCOUNT
------------------------
Net Asset Value,
 Beginning of Period..    $12.28     $11.70         $9.82        $11.28        $12.02
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.19       0.14          0.15          0.20          0.24
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.51       0.82          1.92         (1.66)        (0.71)
                            ----       ----          ----         -----         -----
 Total From Investment
            Operations      0.70       0.96          2.07         (1.46)        (0.47)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.20)     (0.38)        (0.19)           --         (0.24)
 Distributions from
  Realized Gains......        --         --            --            --         (0.03)
   ----                                                                         -----
   Total Dividends and
         Distributions     (0.20)     (0.38)        (0.19)           --         (0.27)
   ----                    -----      -----         -----                       -----
Net Asset Value, End
 of Period............    $12.78     $12.28        $11.70         $9.82        $11.28
                          ======     ======        ======         =====        ======
Total Return /(a)/ ...      5.79%      8.49%        21.61%       (12.94)%       (3.92)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $100,637   $103,131       $98,006       $82,409      $101,904
 Ratio of Expenses to
  Average Net Assets..      0.86%      0.84%         0.85%         0.84%         0.85%
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.53%      1.19%         1.49%         1.79%         2.23%
 Portfolio Turnover
  Rate................      83.5%     127.0%        186.0%        255.3%        182.4%

                            2005       2004          2003          2002          2001
                            ----       ----          ----          ----          ----
BALANCED ACCOUNT
----------------
Net Asset Value,
 Beginning of Period..    $14.34     $13.31        $11.56        $13.73        $15.43
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.31       0.31          0.27          0.34         0.40/(c)/
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.64       1.00          1.83         (2.11)        (1.42)/(c)/
                            ----       ----          ----         -----         -----
 Total From Investment
            Operations      0.95       1.31          2.10         (1.77)        (1.02)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.36)     (0.28)        (0.35)        (0.40)        (0.47)
 Distributions from
  Realized Gains......        --         --            --            --         (0.21)
   ----                                                                         -----
   Total Dividends and
         Distributions     (0.36)     (0.28)        (0.35)        (0.40)        (0.68)
                           -----      -----         -----         -----         -----
Net Asset Value, End
 of Period............    $14.93     $14.34        $13.31        $11.56        $13.73
                          ======     ======        ======        ======        ======
Total Return /(a)/ ...      6.79%     10.05%        18.82%       (13.18)%       (6.96)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $116,927   $126,548      $124,735      $110,545      $144,214
 Ratio of Expenses to
  Average Net Assets..      0.64%      0.63%         0.65%         0.61%         0.61%
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --       0.63%/(b)/    0.65%/(b)/    0.62%/(b)/      --
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.19%      2.32%         2.23%         2.52%         2.73%/(c)/
 Portfolio Turnover
  Rate................     115.3%     128.3%        114.3%         87.8%        114.3%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without commission rebates.
/(c) /Effective January 1, 2001, the Fund adopted the provisions of the AICPA
  Audit and Accounting Guide for Investment Companies. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains/losses per share by $.01, and decrease the ratio of net investment income to average net assets by .08%. Financial highlights for prior periods have not been restated to reflect this change in presentation.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2005       2004          2003          2002          2001
                            ----       ----          ----          ----          ----
BOND ACCOUNT
------------
Net Asset Value,
 Beginning of Period..    $12.31     $12.31        $12.32        $11.84        $11.78
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.50       0.51          0.52          0.51         0.56/(c)/
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.20)      0.08          0.02          0.54         0.35/(c)/
                           -----       ----          ----          ----         ----
 Total From Investment
            Operations      0.30       0.59          0.54          1.05          0.91
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.57)     (0.59)        (0.55)        (0.57)        (0.85)
                           -----      -----         -----         -----         -----
   Total Dividends and
         Distributions     (0.57)     (0.59)        (0.55)        (0.57)        (0.85)
                           -----      -----         -----         -----         -----
Net Asset Value, End
 of Period............    $12.04     $12.31        $12.31        $12.32        $11.84
                          ======     ======        ======        ======        ======
Total Return /(a)/ ...      2.50%      4.98%         4.59%         9.26%         8.12%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $338,044   $286,684      $263,435      $232,839      $166,658
 Ratio of Expenses to
  Average Net Assets..      0.47%      0.47%         0.47%         0.49%         0.50%
 Ratio of Net
  Investment Income to
  Average Net Assets..      4.21%      4.23%         4.32%         5.02%         5.73%/(c)/
 Portfolio Turnover
  Rate................     176.2%     143.6%         82.1%         63.3%        146.1%

                            2005       2004          2003          2002          2001
                            ----       ----          ----          ----          ----
CAPITAL VALUE ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $32.39     $29.23        $23.60        $27.78        $30.72
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.54       0.44          0.38          0.39          0.34
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.66       3.17          5.63         (4.18)        (2.80)
                            ----       ----          ----         -----         -----
 Total From Investment
            Operations      2.20       3.61          6.01         (3.79)        (2.46)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --      (0.45)        (0.38)        (0.39)        (0.34)
 Distributions from
  Realized Gains......        --         --            --            --         (0.14)
  -----                                                                         -----
   Total Dividends and
         Distributions        --      (0.45)        (0.38)        (0.39)        (0.48)
  ----                                -----         -----         -----         -----
Net Asset Value, End
 of Period............    $34.59     $32.39        $29.23        $23.60        $27.78
                          ======     ======        ======        ======        ======
Total Return /(a)/ ...      6.80%     12.36%        25.49%       (13.66)%       (8.05)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $258,490   $265,580      $248,253      $206,541      $254,484
 Ratio of Expenses to
  Average Net Assets..      0.61%      0.60%         0.61%         0.61%         0.61%
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --       0.60%/(b)/    0.61%/(b)/    0.61%/(b)/      --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.62%      1.47%         1.47%         1.45%         1.20%
 Portfolio Turnover
  Rate................     120.9%     183.3%        125.7%        142.6%         91.7%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without commission rebates.
/(c) /Effective January 1, 2001, the Fund adopted the provisions of the AICPA
  Audit and Accounting Guide for Investment Companies. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains/losses per share by $.01, and decrease the ratio of net investment income to average net assets by .08%. Financial highlights for prior periods have not been restated to reflect this change in presentation.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2005          2004          2003          2002          2001
                            ----          ----          ----          ----          ----
DIVERSIFIED INTERNATIONAL ACCOUNT
---------------------------------
Net Asset Value,
 Beginning of Period
 /(a)/ ...............    $13.75        $11.48         $8.78        $10.51        $13.90
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.18          0.17          0.13          0.10          0.09
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      3.05          2.22          2.67         (1.78)        (3.46)
                            ----          ----          ----         -----         -----
 Total From Investment
            Operations      3.23          2.39          2.80         (1.68)        (3.37)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.15)        (0.12)        (0.10)        (0.05)        (0.02)
                           -----         -----         -----         -----         -----
   Total Dividends and
         Distributions     (0.15)        (0.12)        (0.10)        (0.05)        (0.02)
                           -----         -----         -----         -----         -----
Net Asset Value, End
 of Period............    $16.83        $13.75        $11.48         $8.78        $10.51
                          ======        ======        ======         =====        ======
Total Return /(b)/ ...     23.79%        21.03%        32.33%       (16.07)%      (24.27)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $293,647      $226,753      $167,726      $119,222      $145,848
 Ratio of Expenses to
  Average Net Assets..      0.97%         0.96%         0.92%         0.92%         0.92%
 Ratio of Gross
  Expenses to Average
  Net Assets..........      0.97%/(c)/    0.97%/(d)/    0.93%/(d)/    0.93%/(d)/      --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.27%         1.39%         1.33%         1.03%         0.78%
 Portfolio Turnover
  Rate................     121.2%        170.1%        111.5%         82.2%         84.3%

                            2005          2004          2003          2002          2001
                            ----          ----          ----          ----          ----
EQUITY GROWTH ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $16.02        $14.73        $11.74        $16.29        $20.37
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....        --          0.09          0.06          0.03          0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.21          1.28          2.99         (4.54)        (2.82)
                            ----          ----          ----         -----         -----
 Total From Investment
            Operations      1.21          1.37          3.05         (4.51)        (2.81)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --         (0.08)        (0.06)        (0.04)        (0.02)
 Distributions from
  Realized Gains......        --            --            --            --         (1.25)
   ----                                                                            -----
   Total Dividends and
         Distributions        --         (0.08)        (0.06)        (0.04)        (1.27)
   ----                                  -----         -----         -----         -----
Net Asset Value, End
 of Period............    $17.23        $16.02        $14.73        $11.74        $16.29
                          ======        ======        ======        ======        ======
Total Return /(b)/ ...      7.55%         9.33%        25.95%       (27.72)%      (14.86)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $274,192      $280,700      $272,831      $219,044      $334,401
 Ratio of Expenses to
  Average Net Assets..      0.77%         0.72%         0.74%         0.77%         0.75%
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --          0.77%/(e)/    0.77%/(e)/      --            --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.00%         0.59%         0.47%         0.19%         0.06%
 Portfolio Turnover
  Rate................      51.6%        147.7%        130.9%        138.8%         88.8%



/(a) /Effective May 1, 2005, International Account changed its name to
  Diversified International Account.
/(b) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(c) /Expense ratio without custodian credits.
/(d) /Expense ratio without commission rebates and custodian credits.
/(e) /Expense ratio without commission rebates.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2005      2004         2003      2002       2001
                           ----      ----         ----      ----       ----
EQUITY INCOME ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $9.01     $7.93        $7.26     $8.73     $12.43
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.37      0.34         0.34      0.37       0.25
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.41      1.05         0.66     (1.47)     (3.70)
                           ----      ----         ----     -----      -----
 Total From Investment
            Operations     0.78      1.39         1.00     (1.10)     (3.45)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.01)    (0.31)       (0.33)    (0.37)     (0.25)
  ----
   Total Dividends and
         Distributions    (0.01)    (0.31)       (0.33)    (0.37)     (0.25)
                          -----     -----        -----     -----      -----
Net Asset Value, End
 of Period............    $9.78     $9.01        $7.93     $7.26      $8.73
                          =====     =====        =====     =====      =====
Total Return /(a)/ ...     8.67%    17.60%       13.83%   (12.61)%   (27.70)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $91,489   $44,572      $30,255   $25,079    $33,802
 Ratio of Expenses to
  Average Net Assets..     0.66%     0.62%        0.61%     0.62%      0.62%
 Ratio of Net
  Investment Income to
  Average Net Assets..     3.93%     4.13%        4.54%     4.40%      2.22%
 Portfolio Turnover
  Rate................     84.7%    137.2%        22.5%     66.4%     104.2%

                           2005     2004/(C)/
                           ----     ----
EQUITY VALUE ACCOUNT
--------------------
Net Asset Value,
 Beginning of Period..   $11.07    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.15      0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.26      1.08
                           ----      ----
 Total From Investment
            Operations     0.41      1.14
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.11)    (0.06)
 Distributions from
  Realized Gains......    (0.32)    (0.01)
                          -----     -----
   Total Dividends and
         Distributions    (0.43)    (0.07)
                          -----     -----
Net Asset Value, End
 of Period............   $11.05    $11.07
                         ======    ======
Total Return /(a)/ ...     3.78%    11.40%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $3,722    $2,213
 Ratio of Expenses to
  Average Net Assets..     1.10%     1.10%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.14%     1.30%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.36%     1.72%/(e)/
 Portfolio Turnover
  Rate................     26.7%     25.4%/(e)/



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without the Manager's voluntary expense limit.
/(c) /Period from August 30, 2004, date operations commenced, through December
  31, 2004.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.

See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2005       2004          2003          2002          2001
                            ----       ----          ----          ----          ----
GOVERNMENT & HIGH QUALITY BOND ACCOUNT /(A)/
--------------------------------------
Net Asset Value,
 Beginning of Period..    $11.64     $11.77        $12.00        $11.58        $11.43
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.44       0.44          0.45          0.43          0.51
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.21)     (0.04)        (0.24)         0.55          0.32
  ----                                -----         -----          ----          ----
 Total From Investment
            Operations      0.23       0.40          0.21          0.98          0.83
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.51)     (0.53)        (0.44)        (0.52)        (0.68)
 Distributions from
  Realized Gains......        --         --            --         (0.04)           --
   ----                                                           -----
   Total Dividends and
         Distributions     (0.51)     (0.53)        (0.44)        (0.56)        (0.68)
                           -----      -----         -----         -----         -----
Net Asset Value, End
 of Period............    $11.36     $11.64        $11.77        $12.00        $11.58
                          ======     ======        ======        ======        ======
Total Return /(b)/ ...      2.01%      3.56%         1.84%         8.80%         7.61%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $316,047   $334,034      $368,564      $342,001      $193,254
 Ratio of Expenses to
  Average Net Assets..      0.46%      0.44%         0.44%         0.47%         0.49%
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.88%      3.82%         3.83%         4.87%         5.63%
 Portfolio Turnover
  Rate................     262.1%      67.2%        110.4%         33.8%         45.9%

                            2005       2004          2003          2002          2001
                            ----       ----          ----          ----          ----
GROWTH ACCOUNT
--------------
Net Asset Value,
 Beginning of Period..    $11.94     $10.95         $8.68        $12.24        $16.43
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.03       0.07          0.03          0.02            --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.40       0.95          2.26         (3.58)        (4.19)
                            ----       ----          ----         -----         -----
 Total From Investment
            Operations      1.43       1.02          2.29         (3.56)        (4.19)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.08)     (0.03)        (0.02)           --            --
   ----
   Total Dividends and
         Distributions     (0.08)     (0.03)        (0.02)           --            --
   ----                    -----      -----         -----
Net Asset Value, End
 of Period............    $13.29     $11.94        $10.95         $8.68        $12.24
                          ======     ======        ======         =====        ======
Total Return /(b)/ ...     12.09%      9.38%        26.46%       (29.07)%      (25.50)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $124,254   $134,956      $141,107      $124,079      $209,879
 Ratio of Expenses to
  Average Net Assets..      0.62%      0.60%         0.61%         0.61%         0.61%
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --       0.60%/(c)/    0.61%/(c)/    0.61%/(c)/      --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.26%      0.67%         0.35%         0.18%         0.02%
 Portfolio Turnover
  Rate................      78.3%     122.4%         40.8%         27.3%         39.0%



/(a) /Effective November 19, 2005, Government Securities Account changed its name to Government & High Quality Bond Account.
/(b) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(c) /Expense ratio without commission rebates.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2005         2004         2003         2002         2001
                            ----         ----         ----         ----         ----
INTERNATIONAL EMERGING MARKETS ACCOUNT
--------------------------------------
Net Asset Value,
 Beginning of Period..    $14.78       $12.86        $8.24        $8.93        $9.37
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.22         0.12         0.11         0.02         0.08
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      4.46         3.04         4.60        (0.70)       (0.48)
                            ----         ----         ----        -----        -----
 Total From Investment
            Operations      4.68         3.16         4.71        (0.68)       (0.40)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.17)       (0.10)       (0.08)          --        (0.04)
 Distributions from
  Realized Gains......     (3.27)       (1.14)          --           --           --
 Tax Return of Capital
  Distributions /(a)/.        --           --        (0.01)       (0.01)          --
  -----                                              -----        -----
   Total Dividends and
         Distributions     (3.44)       (1.24)       (0.09)       (0.01)       (0.04)
                           -----        -----        -----        -----        -----
Net Asset Value, End
 of Period............    $16.02       $14.78       $12.86        $8.24        $8.93
                          ======       ======       ======        =====        =====
Total Return /(b)/ ...     34.29%       24.89%       57.20%       (7.63)%      (4.24)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $71,639      $43,502      $23,972      $10,835       $6,964
 Ratio of Expenses to
  Average Net Assets..      1.60%        1.53%        1.71%        1.60%        1.35%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...      1.60%/(d)/   1.55%/(e)/   1.84%/(e)/   2.26%/(e)/   2.33%
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.45%        0.87%        1.16%        0.39%        0.97%
 Portfolio Turnover
  Rate................     169.6%       171.0%       112.4%       147.7%       137.4%

                            2005         2004         2003         2002         2001
                            ----         ----         ----         ----         ----
INTERNATIONAL SMALLCAP ACCOUNT
------------------------------
Net Asset Value,
 Beginning of Period..    $17.72       $13.73        $9.06       $10.84       $13.87
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.12         0.11         0.10         0.08         0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      4.96         4.00         4.72        (1.83)       (3.07)
                            ----         ----         ----        -----        -----
 Total From Investment
            Operations      5.08         4.11         4.82        (1.75)       (3.03)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.11)       (0.12)       (0.15)       (0.03)          --
 Distributions from
  Realized Gains......     (0.19)          --           --           --           --
  ----                     -----
   Total Dividends and
         Distributions     (0.30)       (0.12)       (0.15)       (0.03)          --
  ----                     -----        -----        -----        -----
Net Asset Value, End
 of Period............    $22.50       $17.72       $13.73        $9.06       $10.84
                          ======       ======       ======        =====       ======
Total Return /(b)/ ...     29.12%       30.20%       54.15%      (16.20)%     (21.85)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $143,454      $99,833      $66,242      $38,912      $43,674
 Ratio of Expenses to
  Average Net Assets..      1.33%        1.30%        1.33%        1.31%        1.41%
 Ratio of Gross
  Expenses to Average
  Net Assets..........      1.33%/(d)/   1.31%/(e)/   1.33%/(e)/   1.32%/(e)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.63%        0.75%        1.00%        0.77%        0.32%
 Portfolio Turnover
  Rate................     132.3%       140.6%       128.9%        73.6%       123.8%



/(a) /See "Dividends and Distributions to Shareholders" in Notes to Financial
  Statements.
/(b) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(c) /Expense ratio without the Manager's voluntary expense limit. The expense limit was increased on May 1, 2002, and May 1, 2003, and ceased on May 1, 2004.
/(d) /Expense ratio without custodian credits.
/(e) /Expense ratio without commission rebates and custodian credits.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2005      2004         2003        2002/(E)/
                            ----      ----         ----        ----
LARGECAP BLEND ACCOUNT
----------------------
Net Asset Value,
 Beginning of Period..    $10.73    $10.37        $8.43       $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.10      0.13         0.10         0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.40      0.92         1.90        (1.57)
                            ----      ----         ----        -----
 Total From Investment
            Operations      0.50      1.05         2.00        (1.55)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --     (0.11)       (0.06)       (0.02)
 Distributions from
  Realized Gains......     (0.04)    (0.58)          --           --
  ----                     -----     -----
   Total Dividends and
         Distributions     (0.04)    (0.69)       (0.06)       (0.02)
                           -----     -----        -----        -----
Net Asset Value, End
 of Period............    $11.19    $10.73       $10.37        $8.43
                          ======    ======       ======        =====
Total Return /(a)/ ...      4.74%    10.36%       23.76%      (15.47)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $135,072   $90,751      $54,632      $13,927
 Ratio of Expenses to
  Average Net Assets..      0.78%     0.76%        0.80%        1.00%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...        --      0.78%/(d)/   0.83%/(d)/   1.10%/(g)(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.96%     1.23%        1.08%        0.86%/(g)/
 Portfolio Turnover
  Rate................      44.1%     75.6%        56.2%        49.1%/(g)/

                            2005      2004         2003         2002           2001
                            ----      ----         ----         ----           ----
LARGECAP GROWTH EQUITY ACCOUNT
------------------------------
Net Asset Value,
 Beginning of Period..     $4.60     $4.47        $3.63        $5.44          $7.78
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.01      0.01           --        (0.02)         (0.03)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.16      0.13         0.84        (1.79)         (2.31)
                            ----      ----         ----        -----          -----
 Total From Investment
            Operations      0.17      0.14         0.84        (1.81)         (2.34)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.01)    (0.01)          --           --             --
 -----                     -----     -----
   Total Dividends and
         Distributions     (0.01)    (0.01)          --           --             --
 -----                     -----     -----
Net Asset Value, End
 of Period............     $4.76     $4.60        $4.47        $3.63          $5.44
                           =====     =====        =====        =====          =====
Total Return /(a)/ ...      3.63%     3.16%       23.14%      (33.27)%       (30.08)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $36,912   $31,179      $24,677       $5,572         $5,172
 Ratio of Expenses to
  Average Net Assets..      1.09%     1.04%        1.16%        1.05%          1.10%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...        --      1.05%/(d)/   1.19%/(d)/   1.09%/(d)/     1.11%
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.18%     0.28%       (0.13)%      (0.49)%        (0.62)%
 Portfolio Turnover
  Rate................      91.2%    141.8%        51.1%       183.8%         121.2%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without the Manager's voluntary expense limit. The expense limit ceased on May 1, 2004.
/(c) /Expense ratio without the Manager's voluntary expense limit.  The expense limit ceased on May 1, 2002.
/(d) /Expense ratio without commission rebates.
/(e) /Period from May 1, 2002, date operations commenced, through December 31,
  2002.
/(f) /Total return amounts have not been annualized.
/(g) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2005       2004          2003         2002            2001
                            ----       ----          ----         ----            ----
LARGECAP STOCK INDEX ACCOUNT
----------------------------
Net Asset Value,
 Beginning of Period..     $8.77      $8.06         $6.35        $8.29           $9.52
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.13       0.14          0.10         0.08            0.08
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.26       0.70          1.70        (1.94)          (1.23)
                            ----       ----          ----        -----           -----
 Total From Investment
            Operations      0.39       0.84          1.80        (1.86)          (1.15)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --      (0.13)        (0.09)       (0.08)          (0.08)
  -----
   Total Dividends and
         Distributions        --      (0.13)        (0.09)       (0.08)          (0.08)
   ----                               -----         -----        -----           -----
Net Asset Value, End
 of Period............     $9.16      $8.77         $8.06        $6.35           $8.29
                           =====      =====         =====        =====           =====
Total Return /(a)/ ...      4.47%     10.39%        28.32%      (22.44)%        (12.10)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $179,143   $158,237      $118,638      $72,949         $73,881
 Ratio of Expenses to
  Average Net Assets..      0.38%      0.37%         0.39%        0.39%           0.40%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      0.38%      0.37%         0.39%        0.39%           0.41%
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.52%      1.64%         1.42%        1.22%           1.05%
 Portfolio Turnover
  Rate................      13.1%      20.5%         15.7%        15.1%           10.8%

                            2005       2004          2003        2002/(D)/
                            ----       ----          ----        ----
LARGECAP VALUE ACCOUNT
----------------------
Net Asset Value,
 Beginning of Period..    $11.88     $10.80         $8.52       $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.18       0.19          0.16         0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.46       1.22          2.23        (1.48)
                            ----       ----          ----        -----
 Total From Investment
            Operations      0.64       1.41          2.39        (1.42)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --      (0.16)        (0.11)       (0.06)
 Distributions from
  Realized Gains......     (0.07)     (0.17)           --           --
  -----                    -----      -----
   Total Dividends and
         Distributions     (0.07)     (0.33)        (0.11)       (0.06)
                           -----      -----         -----        -----
Net Asset Value, End
 of Period............    $12.45     $11.88        $10.80        $8.52
                          ======     ======        ======        =====
Total Return /(a)/ ...      5.44%     13.09%        28.05%      (14.24)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $122,221    $80,721       $47,221      $13,186
 Ratio of Expenses to
  Average Net Assets..      0.77%      0.75%         0.74%        0.96%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...        --       0.76%/(g)/    0.79%/(g)/   1.00%/(f)(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.52%      1.65%         1.77%        1.79%/(f)/
 Portfolio Turnover
  Rate................      19.7%      23.2%         17.1%         5.9%/(f)/



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without the Manager's voluntary expense limit.  The expense limit ceased on April 29, 2005.
/(c) /Expense ratio without the Manager's voluntary expense limit. The expense limit ceased on May 1, 2004.
/(d) /Period from May 1, 2002, date operations commenced, through December 31,
  2002.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.
/(g) /Expense ratio without commission rebates.

See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2005        2004          2003          2002          2001
                            ----        ----          ----          ----          ----
MIDCAP ACCOUNT
--------------
Net Asset Value,
 Beginning of Period..    $39.63      $37.56        $28.54        $32.09        $34.47
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.45        0.39          0.35          0.30          0.24
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      3.12        6.05          9.01         (3.08)        (1.50)
                            ----        ----          ----         -----         -----
 Total From Investment
            Operations      3.57        6.44          9.36         (2.78)        (1.26)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --       (0.39)        (0.34)        (0.30)        (0.24)
 Distributions from
  Realized Gains......     (0.66)      (3.98)           --         (0.47)        (0.88)
   ----                    -----       -----                       -----         -----
   Total Dividends and
         Distributions     (0.66)      (4.37)        (0.34)        (0.77)        (1.12)
                           -----       -----         -----         -----         -----
Net Asset Value, End
 of Period............    $42.54      $39.63        $37.56        $28.54        $32.09
                          ======      ======        ======        ======        ======
Total Return /(a)/ ...      9.21%      17.76%        32.81%        (8.75)%       (3.71)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $420,812    $395,304      $334,204      $248,986      $278,707
 Ratio of Expenses to
  Average Net Assets..      0.58%       0.59%         0.61%         0.62%         0.62%
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --        0.59%/(c)/    0.61%/(c)/    0.62%/(c)/      --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.13%       1.02%         1.09%         0.98%         0.77%
 Portfolio Turnover
  Rate................      49.9%       38.9%         44.9%         67.9%         73.6%

                            2005        2004          2003          2002          2001
                            ----        ----          ----          ----          ----
MIDCAP GROWTH ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..     $9.84       $8.80         $6.26         $8.49        $10.46
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     (0.02)      (0.03)        (0.03)        (0.04)        (0.05)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.37        1.07          2.57         (2.19)        (1.68)
                            ----        ----          ----         -----         -----
 Total From Investment
            Operations      1.35        1.04          2.54         (2.23)        (1.73)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......        --          --            --            --         (0.24)
   ----                                                                          -----
   Total Dividends and
         Distributions        --          --            --            --         (0.24)
   ----                                                                          -----
Net Asset Value, End
 of Period............    $11.19       $9.84         $8.80         $6.26         $8.49
                          ======       =====         =====         =====         =====
Total Return /(a)/ ...     13.72%      11.82%        40.58%       (26.27)%      (16.92)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $68,471     $59,674       $54,288       $21,934       $27,838
 Ratio of Expenses to
  Average Net Assets..      0.92%       0.86%         0.91%         0.91%         0.97%
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --        0.92%/(b)/    0.94%/(b)/    0.92%/(b)/      --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.15)%     (0.30)%       (0.39)%       (0.55)%       (0.66)%
 Portfolio Turnover
  Rate................      97.0%       47.7%         67.5%         43.1%         55.2%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without commission rebates.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2005       2004          2003          2002          2001
                            ----       ----          ----          ----          ----
MIDCAP VALUE ACCOUNT
--------------------
Net Asset Value,
 Beginning of Period..    $15.38     $14.13        $10.48        $11.68        $12.57
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.05       0.02          0.01            --          0.01

 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.53       3.10          3.81         (1.16)        (0.35)
                            ----       ----          ----         -----         -----
 Total From Investment
            Operations      1.58       3.12          3.82         (1.16)        (0.34)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --      (0.01)        (0.01)           --         (0.01)
 Distributions from
  Realized Gains......     (0.39)     (1.86)        (0.16)        (0.04)        (0.54)
                           -----      -----         -----         -----         -----
   Total Dividends and
         Distributions     (0.39)     (1.87)        (0.17)        (0.04)        (0.55)
                           -----      -----         -----         -----         -----
Net Asset Value, End
 of Period............    $16.57     $15.38        $14.13        $10.48        $11.68
                          ======     ======        ======        ======        ======
Total Return /(a)/ ...     10.55%     22.67%        36.49%        (9.96)%       (2.58)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $112,437    $78,166       $52,054       $24,766       $11,778
 Ratio of Expenses to
  Average Net Assets..      1.07%      1.05%         1.05%         1.04%         1.36%
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --       1.08%/(b)/    1.08%/(b)/    1.10%/(b)/      --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.32%      0.11%         0.11%         0.03%         0.12%
 Portfolio Turnover
  Rate................      90.6%      59.2%         55.5%         75.3%        208.8%

                            2005       2004          2003          2002          2001
                            ----       ----          ----          ----          ----
MONEY MARKET ACCOUNT
--------------------
Net Asset Value,
 Beginning of Period..    $1.000     $1.000        $1.000        $1.000        $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.027      0.009         0.007         0.014         0.039
                           -----      -----         -----         -----         -----
 Total From Investment
            Operations     0.027      0.009         0.007         0.014         0.039
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.027)    (0.009)       (0.007)       (0.014)       (0.039)
                          ------     ------        ------        ------        ------
   Total Dividends and
         Distributions    (0.027)    (0.009)       (0.007)       (0.014)       (0.039)
                          ------     ------        ------        ------        ------
Net Asset Value, End
 of Period............    $1.000     $1.000        $1.000        $1.000        $1.000
                          ======     ======        ======        ======        ======
Total Return /(a)/ ...      2.69%      0.92%         0.74%         1.42%         3.92%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $150,653   $140,553      $151,545      $201,455      $180,923
 Ratio of Expenses to
  Average Net Assets..      0.61%      0.49%         0.49%         0.49%         0.50%
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.66%      0.91%         0.74%         1.40%         3.70%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without commission rebates.

See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2005     2004/(D)/
                           ----     ----
PRINCIPAL LIFETIME 2010 ACCOUNT
-------------------------------
Net Asset Value,
 Beginning of Period..   $10.84    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.02      0.11
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.59      0.82
                           ----      ----
 Total From Investment
            Operations     0.61      0.93
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.01)    (0.09)
 Distributions from
  Realized Gains......    (0.07)       --
 ----                     -----
   Total Dividends and
         Distributions    (0.08)    (0.09)
                          -----     -----
Net Asset Value, End
 of Period............   $11.37    $10.84
                         ======    ======
Total Return /(a)/ ...     5.70%     9.31%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $12,930       $11
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............     0.16%     0.16%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/
  /(c)/ ..............     0.20%    10.02%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.22%     3.21%/(f)/
 Portfolio Turnover
  Rate................      4.3%      3.0%/(f)/

                           2005     2004/(D)/
                           ----     ----
PRINCIPAL LIFETIME 2020 ACCOUNT
-------------------------------
Net Asset Value,
 Beginning of Period..   $10.97    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.01)     0.13
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.75      0.93
                           ----      ----
 Total From Investment
            Operations     0.74      1.06
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.02)    (0.09)
 Distributions from
  Realized Gains......    (0.08)       --
 ----                     -----
   Total Dividends and
         Distributions    (0.10)    (0.09)
                          -----     -----
Net Asset Value, End
 of Period............   $11.61    $10.97
                         ======    ======
Total Return /(a)/ ...     6.77%    10.62%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $26,753       $15
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............     0.13%     0.13%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/
  /(c)/ ..............     0.16%     8.72%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.10)%    3.65%/(f)/
 Portfolio Turnover
  Rate................      3.1%      2.6%/(f)/



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Does not include expenses of the investment companies in which the Account invests.
/(c) /Expense ratio without the Manager's voluntary expense limit. The expense limit became a contractual limit on November 21, 2005.
/(d) /Period from August 30, 2004, date operations commenced, through December
  31, 2004.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                          2005    2004/(E)/
                          ----    ----
PRINCIPAL LIFETIME 2030 ACCOUNT
-------------------------------
Net Asset Value,
 Beginning of Period..  $10.97   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.01     0.30
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.73     0.76
                          ----     ----
 Total From Investment
            Operations    0.74     1.06
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.02)   (0.09)
 Distributions from
  Realized Gains......   (0.06)      --
 ----                    -----
   Total Dividends and
         Distributions   (0.08)   (0.09)
                         -----    -----
Net Asset Value, End
 of Period............  $11.63   $10.97
                        ======   ======
Total Return /(a)/ ...    6.76%   10.60%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $3,918     $151
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............    0.16%    0.16%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b) (c)/    0.38%    2.14%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.08%    8.58%/(g)/
 Portfolio Turnover
  Rate................    11.5%     4.8%/(g)/

                          2005    2004/(E)/
                          ----    ----
PRINCIPAL LIFETIME 2040 ACCOUNT
-------------------------------
Net Asset Value,
 Beginning of Period..  $11.09   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.01     0.19
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.79     0.99
                          ----     ----
 Total From Investment
            Operations    0.80     1.18
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.02)   (0.09)
 Distributions from
  Realized Gains......   (0.05)      --
 ----                    -----
   Total Dividends and
         Distributions   (0.07)   (0.09)
                         -----    -----
Net Asset Value, End
 of Period............  $11.82   $11.09
                        ======   ======
Total Return /(a)/ ...    7.27%   11.78%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,893     $147
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............    0.13%    0.14%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b) (d)/    0.56%    1.47%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.12%    5.35%/(g)/
 Portfolio Turnover
  Rate................    18.2%     9.4%/(g)/



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Does not include expenses of the investment companies in which the Account invests.
/(c) /Expense ratio without the Manager's voluntary expense limit. The expense limit became a contractual limit on November 21, 2005.
/(d) /Expense ratio without the Manager's voluntary expense limit. The expense limit was decreased on April 29, 2005, and became a contractual limit on November 21, 2005.
/(e) /Period from August 30, 2004, date operations commenced, through December
  31, 2004.
/(f) /Total return amounts have not been annualized.
/(g) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                          2005    2004/(D)/
                          ----    ----
PRINCIPAL LIFETIME 2050 ACCOUNT
-------------------------------
Net Asset Value,
 Beginning of Period..  $11.09   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.01     0.11
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.82     1.06
                          ----     ----
 Total From Investment
            Operations    0.83     1.17
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.02)   (0.08)
 Distributions from
  Realized Gains......   (0.05)      --
 ----                    -----
   Total Dividends and
         Distributions   (0.07)   (0.08)
                         -----    -----
Net Asset Value, End
 of Period............  $11.85   $11.09
                        ======   ======
Total Return /(a)/ ...    7.56%   11.74%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,160      $88
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............    0.12%    0.13%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/
  /(c)/ ..............    1.11%    1.49%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.11%    3.04%/(f)/
 Portfolio Turnover
  Rate................     4.2%    13.0%/(f)/

                          2005    2004/(D)/
                          ----    ----
PRINCIPAL LIFETIME STRATEGIC INCOME ACCOUNT
-------------------------------------------
Net Asset Value,
 Beginning of Period..  $10.68   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.06     0.12
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.46     0.65
                          ----     ----
 Total From Investment
            Operations    0.52     0.77
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.03)   (0.09)
 Distributions from
  Realized Gains......   (0.12)      --
 ----                    -----
   Total Dividends and
         Distributions   (0.15)   (0.09)
                         -----    -----
Net Asset Value, End
 of Period............  $11.05   $10.68
                        ======   ======
Total Return /(a)/ ...    4.96%    7.66%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $5,463      $11
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............    0.14%    0.14%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/
  /(g)/ ..............    0.27%   10.09%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.60%    3.30%/(f)/
 Portfolio Turnover
  Rate................     8.4%     2.9%/(f)/



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Does not include expenses of the investment companies in which the Account invests.
/(c) /Expense ratio without the Manager's voluntary expense limit. The expense limit was decreased on April 29, 2005, and came to be contractual on November 21, 2005.
/(d) /Period from August 30, 2004, date operations commenced, through December
  31, 2004.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.
/(g) /Expense ratio without the Manager's voluntary expense limit.  The expense limit became a contractual limit on November 21, 2005.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2005       2004      2003         2002      2001
                            ----       ----      ----         ----      ----
REAL ESTATE SECURITIES ACCOUNT
------------------------------
Net Asset Value,
 Beginning of Period..    $17.88     $14.90    $11.24       $10.77    $10.29
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.40       0.39      0.49         0.35      0.42
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      2.39       4.66      3.87         0.48      0.47
                            ----       ----      ----         ----      ----
 Total From Investment
            Operations      2.79       5.05      4.36         0.83      0.89
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --      (0.35)    (0.42)       (0.35)    (0.41)
 Distributions from
  Realized Gains......     (0.16)     (1.72)    (0.28)       (0.01)       --
  ----                     -----      -----     -----        -----
   Total Dividends and
         Distributions     (0.16)     (2.07)    (0.70)       (0.36)    (0.41)
                           -----      -----     -----        -----     -----
Net Asset Value, End
 of Period............    $20.51     $17.88    $14.90       $11.24    $10.77
                          ======     ======    ======       ======    ======
Total Return /(a)/ ...     15.85%     34.53%    38.91%        7.72%     8.75%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $178,922   $146,022   $93,018      $46,358   $22,457
 Ratio of Expenses to
  Average Net Assets..      0.89%      0.90%     0.91%        0.92%     0.92%
 Ratio of Gross
  Expenses to Average
  Net Assets .........        --       0.90%     0.92%          --        --
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.16%      2.37%     3.83%        3.99%     4.55%
 Portfolio Turnover
  Rate................      23.6%      58.8%     53.9%        54.4%     92.4%

                            2005       2004     2003/(D)/
                            ----       ----     ----
SHORT-TERM BOND ACCOUNT
-----------------------
Net Asset Value,
 Beginning of Period
 /(c)/ ...............    $10.12      $9.99    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.33       0.25      0.13
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.15)     (0.12)    (0.05)
                           -----      -----     -----
 Total From Investment
            Operations      0.18       0.13      0.08
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.19)        --     (0.09)
   ----                    -----                -----
   Total Dividends and
         Distributions     (0.19)        --     (0.09)
   ----                    -----                -----
Net Asset Value, End
 of Period............    $10.11     $10.12     $9.99
                          ======     ======     =====
Total Return /(a)/ ...      1.80%      1.30%     0.78%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $83,822    $56,241   $20,552
 Ratio of Expenses to
  Average Net Assets..      0.57%      0.53%     0.57%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets/(b)/.....        --         --      0.57%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.26%      2.53%     2.15%/(f)/
 Portfolio Turnover
  Rate................      74.3%      34.8%      5.0%/(f)/



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without the Manager's voluntary expense limit. The expense limit ceased on May 1, 2004.
/(c) /Effective November 19, 2005, Limited Term Bond Account changed its name to
  Short-Term Bond Account.
/(d) /Period from May 1, 2003, date operations commenced, through December 31,
  2003.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2005       2004         2003         2002         2001
                           ----       ----         ----         ----         ----
SMALLCAP ACCOUNT
----------------
Net Asset Value,
 Beginning of Period..    $9.55      $7.97        $5.83        $8.03        $7.83
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.02         --         0.01         0.01           --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.65       1.58         2.14        (2.20)        0.20
                           ----       ----         ----        -----         ----
 Total From Investment
            Operations     0.67       1.58         2.15        (2.19)        0.20
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --         --        (0.01)       (0.01)          --
  ----                                            -----        -----
   Total Dividends and
         Distributions       --         --        (0.01)       (0.01)          --
  ----                                            -----        -----
Net Asset Value, End
 of Period............   $10.22      $9.55        $7.97        $5.83        $8.03
                         ======      =====        =====        =====        =====
Total Return /(a)/ ...     7.04%     19.82%       36.82%      (27.33)%       2.55%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $94,476    $85,115      $65,285      $32,201      $36,493
 Ratio of Expenses to
  Average Net Assets..     0.88%      0.86%        0.95%        0.97%        1.00%
 Ratio of Gross
  Expenses to Average
  Net Assets..........       --       0.86%/(b)/   0.95%/(b)/   0.97%/(b)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.17%      0.03%        0.09%        0.12%       (0.06)%
 Portfolio Turnover
  Rate................    125.8%     188.7%       162.9%       215.5%       154.5%

                           2005       2004         2003         2002         2001
                           ----       ----         ----         ----         ----
SMALLCAP GROWTH ACCOUNT
-----------------------
Net Asset Value,
 Beginning of Period..    $9.30      $8.36        $5.74       $10.60       $15.59
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.07)     (0.06)       (0.04)       (0.05)       (0.10)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.69       1.00         2.66        (4.81)       (4.89)
                           ----       ----         ----        -----        -----
 Total From Investment
            Operations     0.62       0.94         2.62        (4.86)       (4.99)
                           ----       ----         ----        -----        -----
Net Asset Value, End
 of Period............    $9.92      $9.30        $8.36        $5.74       $10.60
                          =====      =====        =====        =====       ======
Total Return /(a)/ ...     6.67%     11.24%       45.64%      (45.85)%     (32.01)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $66,656    $63,453      $55,628      $32,754      $55,966
 Ratio of Expenses to
  Average Net Assets..     1.05%      0.99%        0.99%        0.95%        1.05%
 Ratio of Gross
  Expenses to Average
  Net Assets .........       --       1.01%/(b)/   1.02%/(b)/   1.06%/(b)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.77)%    (0.70)%      (0.64)%      (0.68)%      (0.92)%
 Portfolio Turnover
  Rate................     68.2%      43.3%        54.1%       287.9%       152.2%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without commission rebates.
/ /
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2005       2004         2003         2002         2001
                            ----       ----         ----         ----         ----
SMALLCAP VALUE ACCOUNT
----------------------
Net Asset Value,
 Beginning of Period..    $16.83     $15.04       $10.30       $11.37       $11.26
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.07       0.03         0.06         0.06         0.09
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.96       3.37         5.14        (1.07)        0.60
                            ----       ----         ----        -----         ----
 Total From Investment
            Operations      1.03       3.40         5.20        (1.01)        0.69
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.01)     (0.03)       (0.05)       (0.06)       (0.09)
 Distributions from
  Realized Gains......     (0.24)     (1.58)       (0.41)          --        (0.49)
  ----                     -----      -----        -----                     -----
   Total Dividends and
         Distributions     (0.25)     (1.61)       (0.46)       (0.06)       (0.58)
                           -----      -----        -----        -----        -----
Net Asset Value, End
 of Period............    $17.61     $16.83       $15.04       $10.30       $11.37
                          ======     ======       ======       ======       ======
Total Return /(a)/ ...      6.22%     23.08%       50.61%       (8.86)%       6.25%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $132,035   $107,206      $82,135      $44,217      $30,888
 Ratio of Expenses to
  Average Net Assets..      1.13%      1.12%        1.16%        1.28%        1.24%
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --       1.13%/(b)/   1.18%/(b)/   1.29%/(b)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.38%      0.21%        0.50%        0.68%        0.95%
 Portfolio Turnover
  Rate................      45.3%      38.0%        54.0%        77.4%        67.8%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without commission rebates.
See accompanying notes.

                        REPORT OF INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM


The Board of Directors and
Shareholders
Principal Variable Contracts Fund,
Inc.


We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Principal Variable Contracts Fund, Inc. (comprising respectively, Asset Allocation, Balanced, Bond, Capital Value, Diversified International (previously International), Equity Growth, Equity Income, Equity Value, Government & High Quality Bond (previously Government Securities), Growth, International Emerging Markets, International SmallCap, LargeCap Blend, LargeCap Growth Equity, LargeCap Stock Index, LargeCap Value, MidCap, MidCap Growth, MidCap Value, Money Market, Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, Principal LifeTime Strategic Income, Real Estate Securities, Short-Term Bond (previously Lmited Term Bond) SmallCap, SmallCap Growth and SmallCap Value Accounts) as of December 31, 2005, and the related statements of operations, statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of management of Principal Variable Contracts Fund, Inc. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Principal Variable Contracts Fund, Inc.'s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Principal Variable Contracts Fund, Inc.'s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective accounts constituting Principal Variable Contracts Fund, Inc. at December 31, 2005, the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.




 /s/Ernst & Young LLP


Des Moines, Iowa
January 20, 2006

FUND DIRECTORS

Under Maryland law, a Board of Directors oversees the Fund. The Directors have financial or other relevant experience and meet several times during the year to review contracts, Fund activities and the quality of services provided to the Fund. Each director also has the same position with the Principal Investors Fund, Inc. which is also sponsored by Principal Life Insurance Company. Each director holds office for an indefinite term. Directors considered to be "interested persons" as defined in the Investment Company Act of 1940, as amended, as shown below are considered to be interested because of an affiliation with the Manager and Principal Life Insurance Company.

THE FOLLOWING DIRECTORS ARE CONSIDERED NOT TO BE "INTERESTED PERSONS" AS DEFINED

IN THE 1940 ACT .

                                                               NUMBER OF
                                                             PORTFOLIOS IN
                                                                  FUND             OTHER
                                                                COMPLEX        DIRECTORSHIPS
NAME, POSITION HELD WITH THE FUND,  PRINCIPAL OCCUPATION(S)   OVERSEEN BY         HELD BY
    ADDRESS, AND YEAR OF BIRTH        DURING PAST 5 YEARS       DIRECTOR         DIRECTOR*
    --------------------------        -------------------       --------         ---------


                        Principal, EBA Associates since 1998.         86        The McClatchy Company

 Elizabeth Ballantine
 Director since 2004
 Member, Audit and
 Nominating Committee
 1113 Basil Road,
 McClean, Virginia
 1948


                                                                      86                None
                        Attorney. Vice President, Deere and
 James D. Davis         Company, Retired.
 Director since 1974
 Member, Audit and
 Nominating Committee
 4940 Center Court,
 Bettendorf, Iowa
 1934

                                                      86
 Richard W. Gilbert                                              Calamos Asset
 Director since 1985                                            Management, Inc.
 Member, Audit and       President, Gilbert
 Nominating Committee    Communications, Inc.
 5040 Arbor Lane,        since 1993.
 #302, Northfield,
 Illinois.
 1940

                                                      86             None

                         Executive Vice
 Mark A. Grimmett        President and CFO,
 Director since 2004     Merle Norman
 Member, Audit and       Cosmetics, Inc. since
 Nominating Committee    2000.
 6310 Deerfield Avenue
 San Gabriel,
 California
 1960

                                                      86                    None


 Fritz S. Hirsch
 Director since 2005     President, Sassy,
 Member, Audit and       Inc. since 1986.
 Nominating Committee
 Suite 203, 2101
 Waukegan Road
 Bannockburn, Illinois
 1951


                                                      86        Casey's General Stores, Inc.

 William C. Kimball
 Director since 1999     Chairman and CEO,
 Member, Audit and       Medicap Pharmacies,
 Nominating Committee    Inc. Retired.
 3094 104th,
 Urbandale, Iowa
 1947

                                                      86              None
 Barbara A. Lukavsky
 Director since 1987
 Member, Audit and
 Nominating Committee    President and CEO,
 Member, Executive       Barbican Enterprises,
 Committee               Inc. since 1997.
 100 Market Street,
 #314, Des Moines,
 Iowa
 1940


  * Directorships of any company registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act or any other mutual fund.

THE FOLLOWING DIRECTORS ARE CONSIDERED TO BE "INTERESTED PERSONS" AS DEFINED IN THE 1940 ACT, AS AMENDED, BECAUSE OF AN AFFILIATION WITH THE MANAGER AND

PRINCIPAL LIFE. .

                         Director, Principal
                         Management
                         Corporation and
                         Princor Financial
                         Services Corporation
                         ("Princor") since
                         1998. President,                              None
 John E. Aschenbrenner   Insurance and
 Director since 1998     Financial Services,
 1949                    Principal Life since
                         2003. Executive Vice
                         President, 2000-2003.
                         Prior thereto, Senior
                         Vice President.

                         Director and
                         President, Principal
                         Management
                         Corporation, since
                         1999.
                         Director, Princor                             None
 Ralph C. Eucher         Financial Services
 Director and            Corporation since
 President since 1999    1999. President,
 Member, Executive       Princor Financial
 Committee               Services Corporation
 1952                    1999-2005. Senior
                         Vice President,
                         Principal Life, since
                         2002. Prior thereto,
                         Vice President.

                         Chairman and
                         Director, Princor and
                         Principal Management
 Larry D. Zimpleman      Corporation since                             None
 Director and Chairman   2002. President,
 of the Board since      Retirement and
 2001                    Investor Services,
 Member, Executive       Principal Life since
 Committee               2003. Executive Vice
 1951                    President, 2001-2003.
                         Prior thereto, Senior
                         Vice President.






The Audit and Nominating Committee selects the independent auditors for the Fund and oversees the activities of the independent auditors as well as the internal auditors. The committee also receives reports about accounting and financial matters affecting the Fund. In addition, the committee selects and nominates all candidates who are not "interested persons" of the Fund for election to the Board.


The Executive Committee is selected by the Board. It may exercise all the powers of the Board, with certain exceptions, when the Board is not in session. The Committee must report its actions to the Board.


Additional information about the Fund is available in the Prospectuses and Statement of Additional Information dated April 29, 2005. These documents may be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-247-4123.


PROXY VOTING POLICIES


A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the results of the proxy votes for the most recent period ended June 30 may be obtained free of charge by telephoning Princor Financial Services Corporation at 1-800-247-4123 or at www.sec.gov.


SCHEDULES OF INVESTMENTS


The Fund files complete schedules of investments with the Securities and Exchange Commission as of March 31 and September 30 of each year on Form N-Q. The Fund's Form N-Q can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. or on the Commission's website at www.sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330.


BOARD CONSIDERATION OF AND CONTINUATION OF MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS


Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") requires the Board of Directors (the "Board") of Principal Variable Contracts Fund, Inc. ("PVC"), including a majority of the Directors who have no direct or indirect interest in the investment advisory agreement and are not "interested persons" of PVC, as defined in the 1940 Act (the "Independent Directors"), annually to review and consider the continuation of: (i) the management agreement (the "Management Agreement") with Principal Management Corporation (the "Manager") as it relates to each of the thirty-one series of PVC (each series is referred to as an "Account") (ii) the investment subadvisory agreements (the "Subadvisory Agreements") between the Manager and each of American Century Investment Management, Inc.; AllianceBernstein Investment Research and Management; Columbus Circle Investors ("Columbus Circle"); Emerald Advisors, Inc.; Grantham, Mayo, Van Otterloo & Co., LLC; J.P. Morgan Investment Management, Inc.; Mellon Equity Associates, LLP; Morgan Stanley Investments LP; Neuberger Berman Management, Inc.; Post Advisory Group, LLC ("Post"); Principal Real Estate Investors, LLC; Principal Global Investors, LLC ("PGI"); Spectrum Asset Management, Inc. ("Spectrum"); T. Rowe Price Associates, Inc. and UBS Global Asset Management (Americas), Inc. (the "Subadvisers"). The Management Agreement and the Subadvisory Agreements are collectively referred to as the "Advisory Agreements."

BOARD CONSIDERATION OF AND CONTINUATION OF MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS (CONTINUED)


At a meeting held on September 12, 2005, the Board, including the Independent Directors, considered the factors and reached the conclusions described below relating to the selection of the Manager and each Subadviser and the continuation of the Advisory Agreements. On September 11, 2005, the Independent Directors also met in executive session with their independent legal counsel.
 In evaluating the Advisory Agreements, the Board, including Independent Directors, reviewed a broad range of information requested for this purpose by the Independent Directors, including but not limited to the following: (i) the investment performance of each Account as well as the investment performance of a broader based industry category defined by Morningstar, Inc ("Morningstar Category") and a market index, (ii) management fees and the expense ratio for each Account compared to a narrow peer group of mutual funds identified by management as competitor funds from a marketing perspective ("Narrow Peer Group") and the mutual funds in a broader based, industry category defined by Lipper Analytical Services, Inc. ("Lipper Category"), (iii) fee schedules applicable to the Manager's and the Subadvisers' other clients, (iv) the Manager's financial results and condition, including its profitability from services it performed for each Account, (v) a comparison of the management fee and expense ratio for each Account at current asset levels to the management fee and expense ratios for the Narrow Peer Group and the funds in the Lipper Category (vi) an analysis of the Manager's and each Subadviser's allocation of the benefits of economies of scale (vii) the Manager's and each Subadvisers' record of compliance with applicable laws and regulations, and with each Account's investment policies and restrictions, (viii) the nature and character of the services the Manager and each Subadviser provides to each Account.



NATURE, EXTENT AND QUALITY OF SERVICES . With regard to the Manager, the Board considered the experience and skills of senior management leading fund operations, the experience and skills of the Manager's personnel, the resources made available to such personnel and the Manager's ability to attract and retain high-quality personnel. The Board also considered the Manager's rigorous program for identifying, recommending, monitoring and replacing Subadvisers.
 With regard to each Subadviser, the Board considered the reputation, qualifications and background of each Subadviser, the investment approach of each Subadviser, the experience and skills of each Subadviser's investment personnel and the resources made available to such personnel and each Subadviser's compliance with each Account's investment policies and compliance in general. Based on all relevant factors, the Board concluded that the nature, quality and extent of the services the Manager and each Subadviser provides to each Account were sufficient to support renewal of the Advisory Agreements.



INVESTMENT PERFORMANCE . The Board considered the performance results for each Account over various time periods. The Board also considered these results in comparison to the performance of the funds in the Morningstar Category of which each Account is a member, as well as each Account's market index. The Board also considered whether each Account's performance results were consistent with the Account's investment objectives and policies. For Accounts that had a shorter than one-year performance record with the Subadviser, either because the Account was only recently added to PVC or the Subadviser was only recently added to manage a portion of the Account's assets, the Board determined that the limited performance history was not meaningful and the Board relied instead on the fact that the Subadvisers had recently been selected based upon favorable composite performance information.


The Board concluded that, with regard to most Accounts, performance results were satisfactory. For some Accounts that had underperformed (LargeCap Growth Equity Account and SmallCap Growth Account), the Board concluded that the Manager has in place an effective process to monitor performance, to encourage remedial action and to make changes in the Subadviser at the appropriate time, if necessary. For each of these Accounts, the Board determined that appropriate remedial action had been taken and had resulted in improved performance. For those Accounts, the Board determined, based upon each Account's particular circumstances, that it was in the best interests of the Account to continue to closely monitor performance and to renew the Advisory Agreements.



INVESTMENT MANAGEMENT AND SUBADVISORY FEES AND EXPENSES . The Board considered the management fees and total expense ratios for each Account. The Board received information, based on data supplied by Lipper Analytical Services, comparing each Account's management fees (at current asset levels and at theoretical asset levels) and expense ratio (at current asset levels) to advisory fees and expense ratios of both the Narrow Peer Group and the Lipper Category. The Board noted that management had advised that the pricing structure for the PVC Accounts is different from that of most mutual funds in that the Manager pays for a number of expenses that most mutual funds pass through as a cost to shareholders as "administrative" or "other" expenses (such as audit and legal fees, blanket bond expenses and ICI membership dues). The Board also considered each Account's management fee rate as compared to management fees charged by the Manager for comparable mutual funds.


For most funds, management fees and expense ratios were within the third quartile or better when compared to their Lipper Category, which the Board considered reasonable. For Accounts with management fees or expense ratios within the fourth quartile, the Board concluded, taking into account all other relevant factors, that the management fees and expense ratios were reasonable.


The Board also considered each Account's management fee rate as compared to management fees charged by the Manager for comparable mutual funds. The Board noted that for the LargeCap Stock Account (Index Account) a comparable product was charged a lower fee. In light of the Index Account's relatively low asset size and reasonable performance, the Board concluded that it was appropriate to approve the current management fee as an interim measure while seeking a reduction in management fee. At its December 12, 2005 meeting, the Board approved a lower management fee of 25 basis points per year for the Index Account.


On the basis of the information provided, the Board concluded that the management fee schedules and expense ratios for each Account were reasonable and appropriate in light of the quality of services provided by the Manager and other relevant factors.

BOARD CONSIDERATION OF AND CONTINUATION OF MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS (CONTINUED)


The Board also considered each Account's subadvisory fees. The Board evaluated the competitiveness of the subadvisory fees based upon data the Manager supplied, which compared the subadvisory fees to available information about funds in the Lipper Category. The Board noted that, where data on the ranking of the subadvisory fees was available, the subadvisory fees of each Account ranked among the lowest 75 percent relative to the Lipper Category. In the case of each Account for which such data was not available, the Board reviewed the management fee and total expense ratio for reasonableness, taking into account whether the Subadviser was charging a higher fee to the Account than to its comparable clients.


For the Subadvisers that reported fees for "Other Clients" with comparable investment policies and receiving comparable services, the Board noted that most Subadvisers did not charge higher fees to the Manager than they charged to their Other Clients. For the Subadvisers that charged higher fees to the Manager than to their Other Clients, the Board noted that, based on representations made by those Subadvisers, the higher fees were generally a result of fewer assets, different level of services provided, and/or a different competitive environment at the time of the initiation of the relationship, which had resulted in the lower fees charged to the Other Clients.


For each Subadviser not affiliated with the Manager ("Unaffiliated Subadvisers") (each Subadviser except PGI, Columbus Circle, Post and Spectrum) the Board also considered that the subadvisory fee rate was negotiated at arm's length between the Manager and each Unaffiliated Subadviser and that the Manager compensates the Unaffiliated Subadviser from its fees. For Accounts with Affiliated Subadvisers (PGI, Columbus Circle, Post and Spectrum) the Board noted that the Subadviser is an affiliate of the Manager and that, therefore, the parties may allocate the fee among themselves based upon other than competitive factors, but that in the end, the shareholders pay only the management fee.


Based upon all of the above, the Board determined that the subadvisory fees for each Account were reasonable.



PROFITABILITY . The Board reviewed the Manager's detailed analysis of its profitability, including the estimated direct and indirect costs the Manager incurs in providing service with regard to each Account under the Management Agreement as well as its profitability from other relationships between the Manager, its affiliates and each Account. The Board reviewed data on the profitability to each Affiliated Subadviser. The Board concluded that the profitability to the Manager from the management of each Account and the profitability to each Affiliated Subadviser in connection with the investment advisory services each provides to certain Accounts were not unreasonable.


The Board noted that the Manager compensates each Unaffiliated Subadviser from its own management fees and that the fees were competitive. In addition, the Board noted that the Subadvisory Agreements for each Unaffiliated Subadviser were negotiated at arm's length between the Manager and each Unaffiliated Subadviser. Accordingly, the Board concluded that it need not review estimated levels of profits to the Unaffiliated Subadvisers in order to conclude, as it did, that profitability to the Unaffiliated Subadvisers was not unreasonable.



ECONOMIES OF SCALE . The Board considered whether there are economies of scale with respect to the management of each Account and whether each Account benefits from any such economies of scale through breakpoints in fees. The Board also reviewed the level at which breakpoints occur and the amount of the reduction.
 The Board also considered whether the effective management fee rate for each Account under the Management Agreement is reasonable in relation to the asset size of each Account. The Board concluded that the fee schedule for each Account reflects an appropriate level of sharing of any economies of scale.


The Board noted that the management fees for the Index Account, the LargeCap Growth Equity Account and the LifeTime Funds do not include breakpoints.
 Although its management fee schedule does not contain breakpoints, the Board noted that the Index Account has relatively low assets for an index fund and does not generate sufficient economies of scale at its current asset size to justify a breakpoint at this time. For the LargeCap Growth Equity Account, the Board concluded the management fee was reasonable without a breakpoint, given that the total expense ratio was reasonable and the Manager's profit was not unreasonable. For the LifeTime Funds, the Board noted that all but two of the underlying funds in which these funds-of-funds invest contain breakpoints that pass through economies of scale to the shareholders.


The Board considered whether there are economies of scale with respect to the subadvisory services provided to each Account and, if so, whether the subadvisory fees reflect such economies of scale through breakpoints in fees.
 The Board also considered whether the effective subadvisory fee rate for each Account under each Subadvisory Agreement is reasonable in relation to the asset size of each Account. The Board concluded that the fee schedule for each Account reflects an appropriate recognition of any economies of scale.



OTHER BENEFITS TO THE MANAGER . The Board received and considered information regarding the character and amount of other incidental benefits the Manager, its affiliates and each Subadviser receive as a result of their relationship with PVC, including each Subadviser's soft dollar practices. The Board concluded that, taking into account any incidental benefits the Manager and each Subadviser receive, the management and subadvisory fees for each Account were reasonable.



OVERALL CONCLUSIONS . Based upon all of the information it considered and the conclusions it reached, the Board determined unanimously that the terms of each Advisory Agreement continue to be fair and reasonable and that the continuation of each Advisory Agreement is in the best interests of each Account.

ITEM 2 - CODE OF ETHICS

(a) The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) Not applicable.

(c) The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The Registrant's Code of Ethics is attached as an Exhibit hereto.

ITEM 3 - AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant's Board has determined that Mark Grimmett, a member of the Registrant's Audit and Nominating Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item.

ITEM 4 - PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees. Ernst & Young is the principal accountant for the registrant. As such, Ernst & Young has audited the financial statements of the registrant and reviewed regulatory filings that include those financial statements. During the last two fiscal years, Ernst & Young has billed the following amounts for their professional services.
         December 31, 2004 - $140,780
         December 31, 2005 - $244,020

(b) Audit-Related Fees. Ernst & Young has not provided any audit-related services to the registrant during the last two fiscal years that are not included in response to item 4(a).

Ernst and Young billed no fees that registrant's audit committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(c) Tax Fees. Ernst & Young reviews the federal income tax returns and federal excise tax returns of the registrant. In connection with this review, Ernst & Young reviews the calculation of the registrant's dividend distributions that are included as deductions on the tax returns. During 2004, affiliates of Ernst & Young located in India and Taiwan performed tax services for the registrant. The services provided by the affiliate in India included a review of the security transactions of the registrant that took place in India. After this review, an Indian income tax return was prepared and filed by Ernst & Young. Additionally, another affiliate of Ernst & Young located in Taiwan reviewed the securities held in by the registrant Taiwan. After the review, a statement of portfolio was prepared. A tax return filing in Taiwan was also required. During the last two fiscal years, Ernst & Young has billed the following amounts for their professional tax services.
         December 31, 2004  - $46,686
         December 31, 2005  - $53,766

Ernst and Young billed no fees that registrant's audit committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) All Other Fees. Ernst & Young has not billed the registrant for other products or services during the last two fiscal years.

Ernst and Young billed no fees that registrant's audit committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e) (1) Audit Committee Pre-Approval Policy. The audit committee of the registrant has adopted the following pre-approval policy:

                         Policy on Auditor Independence

The purpose of this policy is to ensure the independence of the Funds' primary independent auditor. This policy is established by the Audit Committee of the Principal Investors Fund, Inc., Principal Variable Contracts Fund, Inc. and Principal Mutual Funds (the "Funds") Board of Directors effective for all engagements of the primary independent auditor entered into on and after March 8th, 2004.

1. Prohibited Services shall not be provided by the primary independent auditor, its subsidiaries and affiliates to the Funds. For the purposes of this policy, Prohibited Services are:
     |X| Services that are subject to audit procedure during a financial statement audit;
     |X|  Services where the auditor would act on behalf of management;
     |X| Services where the auditor is an advocate to the client's position in an adversarial proceeding;
     |X| Bookkeeping or other services related to the accounting records or financial statements of the Company, its subsidiaries and affiliates;
     |X|  Financial information systems design and implementation;
     |X|  Appraisal   or   valuation    services,    fairness    opinions,    or
          contribution-in-kind reports;
     |X|  Actuarial services;
     |X|  Internal audit functions or human resources;
     |X| Broker or dealer, investment advisor, or investment banking services; |X| Legal services and expert services unrelated to the audit;
     |X| Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

2. (A) All services provided by the primary independent auditor, its subsidiaries and affiliates to the Funds, and (B) Audit services, including audits of annual financial statements, audits of acquired or divested businesses or review of regulatory filings, by any independent auditor, shall be approved by the Audit Committee in advance in accordance with the following procedure:

                  Each quarter, Management will present to the Audit Committee for pre-approval, a detailed description as to each particular service for which pre-approval is sought and a range of fees for such service. The Audit Committee may delegate pre-approval authority to one or more of its members provided a report of any services approved by such delegated member(s) shall be presented to the full Audit Committee at its next regularly scheduled meeting. The Audit Committee Chairperson shall have pre-approval authority for changes to any range of fees applicable to services previously approved by the Audit Committee and for services and the range of fees for such services that arise between regularly scheduled Audit Committee meetings.

                  In considering whether to pre-approve the provision of non-audit services by the primary independent auditor, the Audit Committee will consider whether the services are compatible with the maintenance of such auditor's independence. The Audit Committee will also consider whether the primary independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds' business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds' ability to manage or control risk or improve audit quality.

3. The provisions of this policy shall apply to all audit and non-audit services provided directly to the Funds. Additionally, the provisions of this policy shall apply to non-audit services provided to Principal Management Corporation or an affiliate of Principal Management Corporation that provides ongoing services to the Funds if the engagement relates directly to the operations and financial reporting of the Funds.

4. Not less than annually, the primary independent auditor shall report to the Audit Committee its independence policies, as well as all relationships that may bear on independence between the auditor and the Funds with respect to any services provided by the auditor, its subsidiaries or affiliates.

5. The Audit Committee shall ensure that the lead and concurring partners of the Funds' primary independent auditor are rotated at least every five years and subject upon rotation to a five year "time out" period. All other partners of the primary independent auditor, excluding partners who simply consult with others on the audit engagement regarding technical issues, shall rotate after seven years and be subject upon rotation to a two year "time out" period.

The Funds or Principal Management Corporation may not hire any former partner, principal, shareholder or professional employee ("Former Employee") of the primary independent auditor into an accounting or financial reporting oversight role unless the Former Employee has severed his/her economic interest in the independent audit firm. In addition, employment of a Former Employee into an accounting or financial reporting oversight role will not be allowed unless the Former Employee was not a member of the audit engagement team of the Company during the one year period preceding the date that the audit procedures began for the fiscal period in which the Company proposes to hire the Former Employee. An accounting or financial reporting oversight role is presumed to mean CEO, CFO, or Controller.

(end of policy)

(e) (2) Pre-Approval Waivers. There were no services provided to the registrant by Ernst & Young that were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All work in connection with the audit of the registrant's financial statements was performed by full-time employees of Ernst & Young.

(g) The aggregate non-audit fees Ernst and Young billed to the registrant, the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant for each of registrant's last two fiscal years were as follows.
         December 31, 2004 - $46,686
         December 31, 2005 - $53,766

(h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5 - AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6 - SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7 - DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8 - PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9 - PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10 - SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

None

ITEM 11 - CONTROLS AND PROCEDURES

(a)The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing).

(b) There have been no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12 - EXHIBITS

(a)(1) Code of Ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Principal Variable Contracts Fund, Inc.
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By           /s/ Ralph C. Eucher
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         Ralph C. Eucher, President and CEO

Date         2/14/2006
             ---------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By            /s/ Ralph C. Eucher
      -----------------------------------------------------------------

         Ralph C. Eucher, President and CEO

Date         2/14/2006
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By           /s/ Jill R. Brown
      -----------------------------------------------------------------

         Jill R. Brown, Vice President and Chief Financial Officer

Date         2/14/2006
             ---------------------